UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2012 through June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Access Funds

June 30, 2013

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the cure, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-offing the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it could begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. International equities also faced challenges over the course of the reporting period including signs of moderating global growth, the ongoing European sovereign debt crisis and geopolitical events. However, despite several bouts of weakness, developed international equities generated strong results for the twelve months ended June 30, 2013. In contrast, emerging market equities posted only a modest gain for the reporting period.

Overall, the MSCI World Index (net of foreign withholding taxes) returned 18.58% for the twelve months ended June 30, 2013. U.S. bonds, as measured by the Barclays U.S. Aggregate Index, generated a -0.69% return for the same period. After largely treading water during the first half of the reporting period, the fixed income market fell over the second half of the period, with a significant sell-off occurring after the Fed’s announcement regarding its asset purchase program. Despite this weakness, high yield bonds (also known as junk bonds) performed strongly during the reporting period. Emerging market debt securities, however, produced only a modest gain. Prices for commodities generally declined during the reporting period given signs of moderating global growth and fears of a “hard landing” for China’s economy.

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	8.54%
Barclays U.S. Aggregate Index	(0.69)%
MSCI World Index (net of foreign withholding taxes)	18.58%
Access Balanced Composite Benchmark^	8.58%

Net Assets as of 6/30/2013	$1,118,738,992

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a composite benchmark. The Fund (Select Class Shares) significantly outpaced the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but lagged the MSCI World Index, its broad based equity benchmark, for the twelve months ended June 30, 2013. In general, fixed income securities gained during the first six months of the reporting period, but fell during the second six months. Equity indices, meanwhile, generated very strong results for the reporting period.

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (50%), the Barclays U.S. Aggregate Index (35%), the Citigroup 3-Month Treasury Bill Index (5%), the Dow Jones- UBS Commodity Index (5%) and the HFRX Global Hedge Fund Index (5%). The Fund’s relative performance versus the composite benchmark was primarily helped by its positioning within fixed income. An underweight to core bonds contributed; though this was somewhat offset by an overweight position in extended credit.

Among equities, the Fund’s underweight in European and Japanese stocks detracted from relative performance. European equities rallied strongly, particularly during the first half of the reporting period, as investors reacted positively to the plan of the European Central Bank (“ECB”) to purchase 1-3 year bonds issued by the governments of troubled European countries. Japanese equities rallied throughout the reporting period following aggressive monetary and fiscal policies to help jumpstart the economy. Overweight allocations to emerging market equities also detracted from performance as concerns of a growth slowdown caused poor performance in the latter half of the reporting period.

To implement these tactical asset allocation decisions, the Fund invested in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), as well as third party open-

end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), accounts sub-advised by third party managers, structured products and exchange traded funds (ETFs). Among the actively managed underlying funds, excess return was mixed during the reporting period. The Fund’s U.S. large- cap and mid- cap equity strategies performed strongly and contributed to relative performance while some international focused strategies were challenged. The Fund’s underlying core fixed income strategies generally outperformed their respective benchmarks.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Among equities, the Fund steadily increased allocations and moved to an overweight position during the reporting period as the environment for stocks became more compelling. The Fund also moved to reduce the longstanding underweight to European and Japanese equities, funded predominately from U.S. stocks, alternative assets, fixed income and cash. The Fund reduced the large overweight to extended credit positions, as high yield credit spreads continued to contract. Among alternative investments, the Fund reduced exposure to equity real estate investment trusts (REITs) and held an underweight position to commodities versus the composite benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Effective July 13, 2012, the constitution of the Fund’s Composite Benchmark changed from MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%) to MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

Index (35%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index(TR) (5%) and HFRX Global Hedge Fund Index (5%). The return shown is for the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index(TR) (5%) and HFRX Global Hedge Fund Index (5%) for the year ended June 30, 2013. Investors cannot invest directly in an index.

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	JPMorgan Core Bond Fund, Class R6 Shares	8.6%
2.	JPMorgan Prime Money Market Fund, Institutional Class Shares 0.030%	8.3
3.	JPMorgan Core Plus Bond Fund, Class R6 Shares	8.1
4.	iShares MSCI EAFE ETF	5.1
5.	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	4.5
6.	JPMorgan Value Advantage Fund, Institutional Class Shares	3.7
7.	JPMorgan Large Cap Growth Fund, Class R6 Shares	3.6
8.	iShares Core S&P Mid Cap ETF	3.1
9.	JPMorgan High Yield Fund, Class R6 Shares	3.0
10.	JPMorgan Multi-Sector Income Fund, Class R6 Shares	3.0

PORTFOLIO COMPOSITION BY ASSET CLASS*
Fixed Income	30.7%
International Equity	27.9
U.S. Equity	27.1
Money Market	8.3
Alternative Assets	6.0

*	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		8.25%	6.54%	4.44%
With Sales Charge*		3.38	4.92	3.16
CLASS C SHARES	1/4/10
Without CDSC		7.75	6.01	3.96
With CDSC**		6.75	6.01	3.96
INSTITUTIONAL CLASS SHARES	9/30/09	8.71	6.98	4.87
SELECT CLASS SHARES	9/30/09	8.54	6.82	4.71

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks if, applicable. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark if, applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (TR) (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	11.73%
MSCI World Index (net of foreign withholding taxes)	18.58%
Barclays U.S. Aggregate Index	(0.69)%
Access Growth Composite Benchmark^	12.48%

Net Assets as of 6/30/2013	$894,779,706

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a composite benchmark. The Fund (Select Class Shares) significantly outpaced the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but lagged the MSCI World Index, its broad based equity benchmark, for the twelve months ended June 30, 2013. In general, fixed income securities gained during the first six months of the reporting period, but fell during the second six months. Equity indices, meanwhile, generated very strong results for the reporting period.

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (70%), the Barclays U.S. Aggregate Index (15%), the Citigroup 3-Month Treasury Bill Index (5%), the Dow Jones-UBS Commodity Index (5%) and the HFRX Global Hedge Fund Index (5%).

The Fund’s relative performance versus its composite benchmark was primarily helped by its positioning within fixed income, where an underweight to core bonds contributed to relative performance. This was somewhat offset by an overweight position in extended credit.

Among equities, the Fund’s underweight in European and Japanese stocks detracted from relative performance. European equities rallied strongly, particularly during the first half of the reporting period, as investors reacted positively to the plan of the European Central Bank (“ECB”) to purchase 1-3 year bonds issued by the governments of troubled European countries. Japanese equities rallied throughout the reporting period following aggressive monetary and fiscal policies to help jumpstart the economy. Overweight allocations to emerging market equities also detracted from performance as concerns of a growth slowdown caused poor performance in the latter half of the reporting period.

To implement these tactical asset allocation decisions, the Fund invested in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), as well as third party open-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), accounts sub-advised by third party managers, structured products and exchange traded funds (ETFs). Among the actively managed underlying funds, excess return was mixed during the reporting period. The Fund’s U.S. large-cap and mid-cap equity strategies performed strongly and contributed to relative performance while some international focused strategies were challenged. The Fund’s underlying core fixed income strategies generally outperformed their respective benchmarks.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Among equities, the Fund steadily increased allocations and moved to an overweight position during the reporting period as the environment for stocks became more compelling. The Fund also moved to reduce the longstanding underweight to European and Japanese equities, funded predominately from U.S. stocks, alternative assets, fixed income and cash. The Fund reduced the large overweight to extended credit positions, as high yield credit spreads continued to contract. Among alternative investments, the Fund reduced exposure to equity real estate investment trusts (REITs) and held an underweight position to commodities versus the composite benchmark.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI EAFE Index Fund	7.9%
2.	JPMorgan Value Advantage Fund, Institutional Class Shares	5.2
3.	JPMorgan Large Cap Growth Fund, Class R6 Shares	5.1
4.	iShares Core S&P Mid Cap ETF	4.6
5.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4.1
6.	JPMorgan Core Bond Fund, Class R6 Shares	4.1
7.	Vanguard FTSE European ETF	3.6
8.	JPMorgan Core Plus Bond Fund, Class R6 Shares	3.6
9.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030%	3.5
10.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	3.1

PORTFOLIO COMPOSITION BY ASSET CLASS***
International Equity	39.5%
U.S. Equity	39.1
Fixed Income	11.9
Alternative Assets	6.0
Money Market	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.
^	Effective July 13, 2012, the constitution of the Fund’s Composite Benchmark changed from MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%) to MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index(TR) (5%) and HFRX Global Hedge Fund Index (5%). The return shown is for the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index(TR) (5%) and HFRX Global Hedge Fund Index (5%) for the year ended June 30, 2013. Investors cannot invest directly in an index.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		11.39%	7.84%	5.29%
With Sales Charge*		6.41	6.20	4.00
CLASS C SHARES	1/4/10
Without CDSC		10.88	7.32	4.81
With CDSC**		9.88	7.32	4.81
INSTITUTIONAL CLASS SHARES	9/30/09	11.91	8.29	5.72
SELECT CLASS SHARES	9/30/09	11.73	8.13	5.56

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark if, applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark if, applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (TR) (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 13.8%
	Consumer Discretionary — 2.4%
	Auto Components — 0.0% (g)
4,400	BorgWarner, Inc. (a)	379,060
2,300	Denso Corp., (Japan)	108,130

		487,190

	Automobiles — 0.1%
3,674	Bayerische Motoren Werke AG, (Germany)	320,653
12,300	Toyota Motor Corp., (Japan)	741,910

		1,062,563

	Distributors — 0.0% (g)
7,469	Pool Corp.	391,450

	Diversified Consumer Services — 0.1%
63,440	Anhanguera Educational Participacoes S.A., (Brazil)	371,312
7,313	Grand Canyon Education, Inc. (a)	235,698

		607,010

	Hotels, Restaurants & Leisure — 0.5%
31,260	Accor S.A., (France)	1,098,812
10,200	Apollo Global Management LLC, Class A	245,820
4,297	BJ’s Restaurants, Inc. (a)	159,419
8,575	Carnival Corp.	294,037
31,000	Genting Singapore plc, (Singapore)	32,145
23,228	Las Vegas Sands Corp.	1,229,458
14,730	McDonald’s Corp.	1,458,270
3,455	Red Robin Gourmet Burgers, Inc. (a)	190,647
2,300	Starbucks Corp.	150,627
8,497	Texas Roadhouse, Inc.	212,595
3,200	Whitbread plc, (United Kingdom)	148,863
5,200	Wyndham Worldwide Corp.	297,596

		5,518,289

	Household Durables — 0.2%
52,797	D.R. Horton, Inc.	1,123,520
3,106	Harman International Industries, Inc.	168,345
4,848	MDC Holdings, Inc.	157,608
18,800	Newell Rubbermaid, Inc.	493,500
4,565	Tempur Sealy International, Inc. (a)	200,404

		2,143,377

	Internet & Catalog Retail — 0.0% (g)
71,700	Ocado Group plc, (United Kingdom) (a)	325,302

	Media — 0.7%
93,590	British Sky Broadcasting Group plc, (United Kingdom)	1,127,474
74,412	Cablevision Systems Corp., Class A	1,251,610
16,400	Comcast Corp., Class A	686,832

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
6,900	Discovery Communications, Inc., Class C (a)	480,654
10,421	E.W. Scripps Co., Class A (a)	162,359
2,643	Morningstar, Inc.	205,044
9,300	National CineMedia, Inc.	157,077
300	New York Times Co. (The), Class A (a)	3,318
4,200	Scripps Networks Interactive, Inc., Class A	280,392
10,740	SES S.A., (Luxembourg)	307,718
87,000	Sirius XM Radio, Inc.	291,450
45,250	Societe Television Francaise 1, (France)	541,948
27,195	Walt Disney Co. (The)	1,717,364

		7,213,240

	Multiline Retail — 0.1%
88,100	Marks & Spencer Group plc, (United Kingdom)	576,459
1,900	Nordstrom, Inc.	113,886
3,725	Target Corp.	256,503

		946,848

	Specialty Retail — 0.5%
8,291	Bed Bath & Beyond, Inc. (a)	587,832
10,536	Chico’s FAS, Inc.	179,744
6,900	Foot Locker, Inc.	242,397
9,000	GNC Holdings, Inc., Class A	397,890
7,700	Home Depot, Inc. (The)	596,519
667	Inditex S.A., (Spain)	82,271
4,734	Monro Muffler Brake, Inc.	227,469
3,900	O’Reilly Automotive, Inc. (a)	439,218
10,600	Sally Beauty Holdings, Inc. (a)	329,660
3,875	Signet Jewelers Ltd., (Bermuda)	261,291
84,099	Staples, Inc.	1,333,810
9,200	Tiffany & Co.	670,128
2,500	Tractor Supply Co.	294,025
4,421	Zumiez, Inc. (a)	127,104

		5,769,358

	Textiles, Apparel & Luxury Goods — 0.2%
6,130	Adidas AG, (Germany)	662,646
14,100	Burberry Group plc, (United Kingdom)	290,072
743,000	China Hongxing Sports Ltd., (China) (a) (i)	67,412
5,674	Cie Financiere Richemont S.A., (Switzerland), Class A	500,381
7,825	Coach, Inc.	446,729
5,700	Hanesbrands, Inc.	293,094
1,200	NIKE, Inc., Class B	76,416

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Textiles, Apparel & Luxury Goods — Continued
1,900	PVH Corp.	237,595

		2,574,345

	Total Consumer Discretionary	27,038,972

	Consumer Staples — 1.7%
	Beverages — 0.5%
7,740	Anheuser-Busch InBev N.V., (Belgium)	696,857
5,500	Beam, Inc.	347,105
5,100	Carlsberg A/S, (Denmark), Class B	456,022
20,680	Cia de Bebidas das Americas (Preference Shares), (Brazil), ADR	772,398
16,294	Coca-Cola Amatil Ltd., (Australia)	188,783
35,891	Coca-Cola Co. (The)	1,439,588
19,960	Cott Corp., (Canada)	155,888
13,300	Diageo plc, (United Kingdom)	381,395
3,800	Monster Beverage Corp. (a)	230,926
4,406	Pernod-Ricard S.A., (France)	489,040
7,180	SABMiller plc, (United Kingdom)	344,233

		5,502,235

	Food & Staples Retailing — 0.4%
33,810	Carrefour S.A., (France)	928,649
25,610	Distribuidora Internacional de Alimentacion S.A., (Spain)	193,465
37,060	Koninklijke Ahold N.V., (Netherlands)	551,192
275,050	Tesco plc, (United Kingdom)	1,385,101
4,015	United Natural Foods, Inc. (a)	216,770
31,571	Walgreen Co.	1,395,438

		4,670,615

	Food Products — 0.4%
13,000	Ajinomoto Co., Inc., (Japan)	190,700
16,617	Danone S.A., (France)	1,250,735
2,900	Hershey Co. (The)	258,912
22,200	Nestle S.A., (Switzerland)	1,456,773
3,124	Sanderson Farms, Inc.	207,496
4,687	Tootsie Roll Industries, Inc.	148,953
1,842	TreeHouse Foods, Inc. (a)	120,725
9,000	Unilever plc, (United Kingdom)	364,340
12,510	Unilever plc, (United Kingdom), ADR	506,029
8,800	WhiteWave Foods Co., Class A (a)	143,000

		4,647,663

	Household Products — 0.2%
4,225	Church & Dwight Co., Inc.	260,725
22,239	Procter & Gamble Co. (The)	1,712,181
1,400	Reckitt Benckiser Group plc, (United Kingdom)	99,031

		2,071,937

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.1%
3,880	Beiersdorf AG, (Germany)	337,983
2,225	L’Oreal S.A., (France)	365,756

		703,739

	Tobacco — 0.1%
19,414	Imperial Tobacco Group plc, (United Kingdom)	673,173
3,500	Philip Morris International, Inc.	303,170

		976,343

	Total Consumer Staples	18,572,532

	Energy — 1.7%
	Energy Equipment & Services — 0.6%
23,388	Cameron International Corp. (a)	1,430,410
30,938	CGG, (France) (a)	685,494
1,500	Dril-Quip, Inc. (a)	135,435
8,500	Ensco plc, (United Kingdom), Class A	494,020
11,825	Halliburton Co.	493,339
16,630	Petroleum Geo-Services ASA, (Norway)	203,052
12,089	Precision Drilling Corp., (Canada)	103,361
36,205	Schlumberger Ltd.	2,594,450
1,913	SEACOR Holdings, Inc.	158,875
5,777	Seadrill Ltd., (Bermuda)	232,677
32,590	Trican Well Service Ltd., (Canada)	433,211
3,344	Unit Corp. (a)	142,388

		7,106,712

	Oil, Gas & Consumable Fuels — 1.1%
5,800	BG Group plc, (United Kingdom)	98,566
39,160	Cameco Corp., (Canada)	809,046
10,400	Cenovus Energy, Inc., (Canada)	296,658
2,400	Chevron Corp.	284,016
9,513	Cloud Peak Energy, Inc. (a)	156,774
3,200	Cobalt International Energy, Inc. (a)	85,024
21,423	ConocoPhillips	1,296,091
15,200	Denbury Resources, Inc. (a)	263,264
67,120	Encana Corp., (Canada)	1,137,013
15,576	Hess Corp.	1,035,648
4,600	Kinder Morgan, Inc.	175,490
8,550	Noble Energy, Inc.	513,342
63,160	Petroleo Brasileiro S.A., (Brazil), ADR	925,926
21,334	Phillips 66	1,256,786
3,600	Royal Dutch Shell plc, (Netherlands), Class A, ADR	229,680
7,700	Southwestern Energy Co. (a)	281,281
107,800	Talisman Energy, Inc., (Canada)	1,230,008
112,890	Whitehaven Coal Ltd., (Australia)	237,519
6,500	Whiting Petroleum Corp. (a)	299,585

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
30,288	Williams Cos., Inc. (The)	983,451

		11,595,168

	Total Energy	18,701,880

	Financials — 1.6%
	Capital Markets — 0.3%
7,746	BlackRock, Inc.	1,989,560
8,200	Carlyle Group LP (The)	210,740
10,700	Charles Schwab Corp. (The)	227,161
3,975	Goldman Sachs Group, Inc. (The)	601,219
4,060	Greenhill & Co., Inc.	185,704
4,406	Stifel Financial Corp. (a)	157,162
3,533	Waddell & Reed Financial, Inc., Class A	153,686

		3,525,232

	Commercial Banks — 0.4%
447,426	Bank of China Ltd., (China), Class H	183,295
5,957	Bank of the Ozarks, Inc.	258,117
26,200	Barclays plc, (United Kingdom)	111,579
5,384	BNP Paribas S.A., (France)	294,747
35,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	107,068
43,773	DBS Group Holdings Ltd., (Singapore)	532,622
9,990	FirstMerit Corp.	200,100
11,178	Glacier Bancorp, Inc.	248,040
130,454	HSBC Holdings plc, (United Kingdom)	1,350,479
9,100	ICICI Bank Ltd., (India), ADR	348,075
21,773	Standard Chartered plc, (United Kingdom)	472,700
3,200	Sumitomo Mitsui Financial Group, Inc., (Japan)	146,474
40,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	186,634

		4,439,930

	Consumer Finance — 0.0% (g)
4,435	First Cash Financial Services, Inc. (a)	218,246
1,433	Portfolio Recovery Associates, Inc. (a)	220,152

		438,398

	Diversified Financial Services — 0.3%
139,341	Bank of America Corp.	1,791,925
7,275	CME Group, Inc.	552,755
2,400	IntercontinentalExchange, Inc. (a)	426,624
4,300	McGraw Hill Financial, Inc.	228,717
10,200	NASDAQ OMX Group, Inc. (The)	334,458

		3,334,479

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 0.5%
1,000	ACE Ltd., (Switzerland)	89,480
32,070	Admiral Group plc, (United Kingdom)	646,017
138,800	AIA Group Ltd., (Hong Kong)	584,765
1,400	Aon plc, (United Kingdom)	90,090
12,100	Assured Guaranty Ltd., (Bermuda)	266,926
7,400	Axis Capital Holdings Ltd., (Bermuda)	338,772
954	Hanover Insurance Group, Inc. (The)	46,679
7,275	Marsh & McLennan Cos., Inc.	290,418
6,400	Progressive Corp. (The)	162,688
8,500	RenaissanceRe Holdings Ltd., (Bermuda)	737,715
12,902	Sampo OYJ, (Finland), Class A	502,402
15,531	Travelers Cos., Inc. (The)	1,241,237

		4,997,189

	Real Estate Investment Trusts (REITs) — 0.1%
4,750	American Tower Corp.	347,558
9,397	Colony Financial, Inc.	186,906
7,325	LaSalle Hotel Properties	180,928
12,242	Redwood Trust, Inc.	208,114

		923,506

	Real Estate Management & Development — 0.0% (g)
3,200	Sun Hung Kai Properties Ltd., (Hong Kong)	41,095
53,400	Swire Properties Ltd., (Hong Kong)	157,212

		198,307

	Total Financials	17,857,041

	Health Care — 1.6%
	Biotechnology — 0.3%
7,200	Ariad Pharmaceuticals, Inc. (a)	125,928
12,463	Celgene Corp. (a)	1,457,049
5,018	Cepheid, Inc. (a)	172,720
26,050	Gilead Sciences, Inc. (a)	1,334,020
9,700	Ironwood Pharmaceuticals, Inc. (a)	96,515
22,000	Seattle Genetics, Inc. (a)	692,120

		3,878,352

	Health Care Equipment & Supplies — 0.4%
2,584	Analogic Corp.	188,193
21,580	Baxter International, Inc.	1,494,847
26,400	Boston Scientific Corp. (a)	244,728
9,155	C.R. Bard, Inc.	994,965
9,674	DexCom, Inc. (a)	217,181
2,498	Essilor International S.A., (France)	266,132
10,740	GN Store Nord A/S, (Denmark)	202,831
11,808	Mindray Medical International Ltd., (China), ADR	442,210

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
264,000	Shandong Weigao Group Medical Polymer Co. Ltd., (China), Class H	287,624
2,428	Sonova Holding AG, (Switzerland) (a)	256,872
2,200	Sysmex Corp., (Japan)	144,090
2,139	Teleflex, Inc.	165,751

		4,905,424

	Health Care Providers & Services — 0.3%
6,300	Catamaran Corp. (a)	306,936
8,050	DaVita HealthCare Partners, Inc. (a)	972,440
9,350	Express Scripts Holding Co. (a)	576,801
11,515	Health Management Associates, Inc., Class A (a)	181,016
67,010	Life Healthcare Group Holdings Ltd., (South Africa)	254,159
32,780	Sonic Healthcare Ltd., (Australia)	445,325
2,675	UnitedHealth Group, Inc.	175,159

		2,911,836

	Health Care Technology — 0.1%
1,930	athenahealth, Inc. (a)	163,510
4,300	Cerner Corp. (a)	413,187
6,165	HMS Holdings Corp. (a)	143,644

		720,341

	Life Sciences Tools & Services — 0.1%
3,000	Illumina, Inc. (a)	224,520
4,870	Lonza Group AG, (Switzerland) (a)	365,920
22,810	QIAGEN N.V., (Netherlands) (a)	446,334

		1,036,774

	Pharmaceuticals — 0.4%
2,175	Allergan, Inc.	183,222
4,470	Bayer AG, (Germany)	475,924
16,950	Bristol-Myers Squibb Co.	757,496
19,890	Johnson & Johnson	1,707,755
5,326	Novartis AG, (Switzerland)	377,244
5,039	Novo Nordisk A/S, (Denmark), Class B	783,375
802	Roche Holding AG, (Switzerland)	199,054
4,900	Salix Pharmaceuticals Ltd. (a)	324,135

		4,808,205

	Total Health Care	18,260,932

	Industrials — 1.9%
	Aerospace & Defense — 0.3%
20,223	Boeing Co. (The)	2,071,644
23,750	CAE, Inc., (Canada)	246,375
3,300	L-3 Communications Holdings, Inc.	282,942

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
3,900	Rockwell Collins, Inc.	247,299
1,600	TransDigm Group, Inc.	250,832
4,900	United Technologies Corp.	455,406

		3,554,498

	Air Freight & Logistics — 0.0% (g)
450	FedEx Corp.	44,361

	Airlines — 0.1%
24,650	Ryanair Holdings plc, (Ireland), ADR	1,270,214
11,740	U.S. Airways Group, Inc. (a)	192,771

		1,462,985

	Building Products — 0.1%
7,118	Assa Abloy AB, (Sweden), Class B	278,184
28,626	Fortune Brands Home & Security, Inc.	1,108,971

		1,387,155

	Commercial Services & Supplies — 0.2%
9,190	Aggreko plc, (United Kingdom)	229,699
6,700	Clean Harbors, Inc. (a)	338,551
7,300	Copart, Inc. (a)	224,840
7,322	Iron Mountain, Inc.	194,839
3,800	Republic Services, Inc.	128,972
2,200	Stericycle, Inc. (a)	242,946
3,000	Waste Connections, Inc.	123,420

		1,483,267

	Construction & Engineering — 0.0% (g)
7,400	URS Corp.	349,428

	Electrical Equipment — 0.2%
6,100	AMETEK, Inc.	258,030
8,775	Eaton Corp. plc, (Ireland)	577,483
2,500	Emerson Electric Co.	136,350
5,010	Franklin Electric Co., Inc.	168,587
7,230	Nexans S.A., (France)	343,074
12,880	Prysmian S.p.A., (Italy)	240,275
9,625	Schneider Electric S.A., (France)	699,032

		2,422,831

	Industrial Conglomerates — 0.1%
500	3M Co.	54,675
5,250	Danaher Corp.	332,325
8,400	General Electric Co.	194,796
2,470	Raven Industries, Inc.	74,051
4,520	Siemens AG, (Germany)	457,711

		1,113,558

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — 0.4%
3,050	Caterpillar, Inc.	251,594
1,649	Chart Industries, Inc. (a)	155,154
3,645	Colfax Corp. (a)	189,941
10,500	FANUC Corp., (Japan)	1,519,633
2,300	IDEX Corp.	123,763
900	Illinois Tool Works, Inc.	62,253
3,400	Nordson Corp.	235,654
2,400	Pall Corp.	159,432
2,100	SMC Corp., (Japan)	420,999
4,700	WABCO Holdings, Inc. (a)	351,043
9,217	Westport Innovations, Inc., (Canada) (a)	309,046
20,779	Xylem, Inc.	559,786

		4,338,298

	Marine — 0.1%
3,890	D/S Norden A/S, (Denmark)	131,944
14,560	Diana Shipping, Inc., (Greece) (a)	146,183
28,400	Mitsui OSK Lines Ltd., (Japan) (a)	110,366
44,000	Nippon Yusen KK, (Japan)	116,418
210,000	Pacific Basin Shipping Ltd., (Hong Kong)	118,710

		623,621

	Professional Services — 0.2%
8,500	Adecco S.A., (Switzerland) (a)	484,092
3,549	Advisory Board Co. (The) (a)	193,953
3,210	Corporate Executive Board Co. (The)	202,936
4,600	Equifax, Inc.	271,078
2,500	IHS, Inc., Class A (a)	260,950
27,900	Nielsen Holdings N.V.	937,161

		2,350,170

	Road & Rail — 0.1%
13,900	Hertz Global Holdings, Inc. (a)	344,720
2,500	Kansas City Southern	264,900
2,941	Landstar System, Inc.	151,461
4,075	Norfolk Southern Corp.	296,049
700	Union Pacific Corp.	107,996

		1,165,126

	Trading Companies & Distributors — 0.1%
4,500	Brenntag AG, (Germany)	683,967
7,600	MRC Global, Inc. (a)	209,912
900	W.W. Grainger, Inc.	226,962

		1,120,841

	Transportation Infrastructure — 0.0% (g)
32,210	Groupe Eurotunnel S.A., (France)	244,924

	Total Industrials	21,661,063

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 1.9%
	Communications Equipment — 0.1%
10,686	Aruba Networks, Inc. (a)	164,137
7,746	Ixia (a)	142,527
3,895	NETGEAR, Inc. (a)	118,953
3,400	QUALCOMM, Inc.	207,672

		633,289

	Computers & Peripherals — 0.1%
950	Apple, Inc.	376,276
3,594	Gemalto N.V., (Netherlands)	325,411

		701,687

	Electronic Equipment, Instruments & Components — 0.1%
6,600	Hamamatsu Photonics KK, (Japan)	238,347
19,000	Hitachi Ltd., (Japan)	121,743
12,675	Jabil Circuit, Inc.	258,317
1,980	Keyence Corp., (Japan)	630,849
1,700	Murata Manufacturing Co., Ltd., (Japan)	129,310
3,400	TE Connectivity Ltd., (Switzerland)	154,836
6,100	Trimble Navigation Ltd. (a)	158,661

		1,692,063

	Internet Software & Services — 0.1%
800	Google, Inc., Class A (a)	704,296
12,800	Tencent Holdings Ltd., (China)	499,805
10,300	VeriSign, Inc. (a)	459,998

		1,664,099

	IT Services — 0.6%
1,250	Accenture plc, (Ireland), Class A	89,950
3,700	Alliance Data Systems Corp. (a)	669,811
50,940	Amdocs Ltd.	1,889,365
6,040	Cap Gemini S.A., (France)	293,313
2,700	FleetCor Technologies, Inc. (a)	219,510
7,550	Gartner, Inc. (a)	430,275
10,350	Genpact Ltd., (Bermuda)	199,134
5,300	Global Payments, Inc.	245,496
2,300	International Business Machines Corp.	439,553
6,400	Jack Henry & Associates, Inc.	301,632
11,700	NeuStar, Inc., Class A (a)	569,556
3,900	Teradata Corp. (a)	195,897
11,400	Vantiv, Inc., Class A (a)	314,640
1,300	Visa, Inc., Class A	237,575
9,560	Wirecard AG, (Germany)	260,127

		6,355,834

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 0.7%
5,200	Altera Corp.	171,548
8,237	ASML Holding N.V., (Netherlands)	650,745
188,475	Atmel Corp. (a)	1,385,291
46,740	Avago Technologies Ltd., (Singapore)	1,747,141
53,042	Broadcom Corp., Class A	1,790,698
5,844	Cavium, Inc. (a)	206,702
3,800	KLA-Tencor Corp.	211,774
8,700	Maxim Integrated Products, Inc.	241,686
2,749	Power Integrations, Inc.	111,499
993	Samsung Electronics Co., Ltd., (South Korea), GDR	383,260
5,100	Texas Instruments, Inc.	177,837
16,100	Tokyo Electron Ltd., (Japan)	814,008

		7,892,189

	Software — 0.2%
3,500	Check Point Software Technologies Ltd., (Israel) (a)	173,880
4,200	Citrix Systems, Inc. (a)	253,386
3,053	CommVault Systems, Inc. (a)	231,692
5,800	Informatica Corp. (a)	202,884
7,000	Microsoft Corp.	241,710
11,600	Oracle Corp.	356,352
1,781	SAP AG, (Germany)	130,054
5,800	SolarWinds, Inc. (a)	225,098
4,500	Solera Holdings, Inc.	250,425
8,200	Trend Micro, Inc., (Japan)	260,700
376	Tyler Technologies, Inc. (a)	25,775

		2,351,956

	Total Information Technology	21,291,117

	Materials — 0.7%
	Chemicals — 0.4%
2,508	Air Liquide S.A., (France)	309,738
2,225	Air Products & Chemicals, Inc.	203,743
2,000	Airgas, Inc.	190,920
2,500	Dow Chemical Co. (The)	80,425
7,000	Ecolab, Inc.	596,330
11,945	Johnson Matthey plc, (United Kingdom)	477,262
1,720	Koninklijke DSM N.V., (Netherlands)	112,133
1,148	Linde AG, (Germany)	213,927
4,032	LSB Industries, Inc. (a)	122,613
5,700	Monsanto Co.	563,160
6,125	Mosaic Co. (The)	329,586
2,413	Syngenta AG, (Switzerland)	940,971
7,750	Umicore S.A., (Belgium)	321,817

		4,462,625

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 0.1%
45,620	CRH plc, (Ireland)	925,685
9,410	Holcim Ltd., (Switzerland) (a)	654,995

		1,580,680

	Metals & Mining — 0.2%
4,100	Allegheny Technologies, Inc.	107,871
393,150	Alumina Ltd., (Australia) (a)	349,893
1,900	Barrick Gold Corp., (Canada)	29,989
3,771	BHP Billiton Ltd., (Australia)	108,540
7,346	First Quantum Minerals Ltd., (Canada)	108,964
133,050	Norsk Hydro ASA, (Norway)	533,522
1,800	Nucor Corp.	77,976
3,300	Reliance Steel & Aluminum Co.	216,348
2,000	Rio Tinto plc, (United Kingdom)	81,338

		1,614,441

	Total Materials	7,657,746

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.2%
22,754	Oi S.A., (Brazil), ADR	41,183
81,000	Singapore Telecommunications, Ltd., (Singapore)	239,236
181	Swisscom AG, (Switzerland)	79,236
36,590	Telenor ASA, (Norway)	726,788
34,570	Vivendi S.A., (France)	655,157

		1,741,600

	Wireless Telecommunication Services — 0.1%
11,600	SBA Communications Corp., Class A (a)	859,792
10,100	Softbank Corp., (Japan)	587,921

		1,447,713

	Total Telecommunication Services	3,189,313

	Utilities — 0.0% (g)
	Gas Utilities — 0.0% (g)
47,916	Hong Kong & China Gas Co., Ltd., (Hong Kong)	116,918
4,399	Northwest Natural Gas Co.	186,869

		303,787

	Multi-Utilities — 0.0% (g)
22,400	National Grid plc, (United Kingdom)	253,918

	Total Utilities	557,705

	Total Common Stocks (Cost $132,632,080)	154,788,301

Preferred Stock — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
6,030	ProSiebenSat.1 Media AG (Preference Shares), (Germany) (a) (Cost $252,975)	258,629

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 80.8%
	Alternative Assets — 6.0%
2,714,421	Eaton Vance Global Macro Absolute Return Fund, Class I	26,221,304
1,141,506	Invesco Balanced-Risk Allocation Fund, Class Y	13,857,889
2,009,699	PIMCO CommoditiesPLUS Strategy Fund, Institutional Class Shares	20,498,927
57,100	SPDR Gold Shares (a)	6,803,465

	Total Alternative Assets	67,381,585

	Fixed Income — 29.1%
8,242,795	JPMorgan Core Bond Fund, Class R6 Shares (b)	96,275,850
10,970,501	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	90,506,636
4,226,322	JPMorgan High Yield Fund, Class R6 Shares (b)	33,895,099
3,304,347	JPMorgan Multi-Sector Income Fund, Class R6 Shares (b)	33,175,643
4,238,914	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares (b)	50,273,522
1,890,971	PIMCO Emerging Markets Corporate Bond Fund, Institutional Class Shares	21,443,606

	Total Fixed Income	325,570,356

	International Equity — 20.2%
1,000,600	iShares MSCI EAFE ETF	57,414,428
2,100,300	iShares MSCI Japan ETF	23,565,366
887,097	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	19,640,322
1,605,567	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	24,902,338
1,393,016	JPMorgan International Value Fund, Class R6 Shares (b)	18,401,738
993,145	Matthews Pacific Tiger Fund	23,835,476
153,800	SPDR S&P China ETF	9,858,580
520,400	Vanguard FTSE Emerging Markets ETF	20,181,112
591,800	Vanguard FTSE European ETF	28,507,006

	Total International Equity	226,306,366

	Money Market — 8.3%
92,621,565	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l)	92,621,565

	U.S. Equity — 17.2%
297,800	Energy Select Sector SPDR Fund	23,335,608
297,300	iShares Core S&P Mid Cap ETF	34,338,150
1,544,736	JPMorgan Large Cap Growth Fund, Class R6 Shares (b)	40,317,601
1,266,970	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	32,447,093

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
1,675,979	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	41,463,718
126,800	SPDR S&P 500 ETF Trust	20,289,268

	Total U.S. Equity	192,191,438

	Total Investment Companies (Cost $876,735,408)	904,071,310

PRINCIPAL AMOUNT($)
Structured Notes — 5.3%
	Fixed Income — 1.6%
17,000,000	Goldman Sachs Group, Inc., (The) Currency-Linked Medium-Term Notes, Series D, Linked to the Performance of the Mexican Peso against the U.S. Dollar, maximum return of 15.43% 12/04/13 (a)	17,792,288

	U.S. Equity — 1.6%
16,000,000	Credit Suisse, Return Enhanced Notes, Linked to the S&P 500® Index, maximum return of 21.500% due 01/13/14 (a)	18,150,400

	International Equity — 2.1%
11,000,000	BNP Paribas, Contingent Buffered Market Plus Notes, Linked to the Performance of the EURO STOXX 50 Index, 10/08/13 (a)	11,479,600
10,700,000	Deutsche Bank AG, Return Notes, Linked to the MSCI Daily Total Return Net World USD Index, 01/29/14 (a)	11,156,783

		22,636,383

	Total Structured Notes (Cost $54,700,000)	58,579,071

	Total Investments — 99.9% (Cost $1,064,320,463)	1,117,697,311
	Other Assets in Excess of Liabilities — 0.1%	1,041,681

	NET ASSETS — 100.0%	$1,118,738,992

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	94.4%
Others (each less than 1.0%)	5.6

*	Percentages indicated are based on total investments as of June 30, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 19.5%
	Consumer Discretionary — 3.4%
	Auto Components — 0.1%
4,700	BorgWarner, Inc. (a)	404,905
2,500	Denso Corp., (Japan)	117,533

		522,438

	Automobiles — 0.1%
4,251	Bayerische Motoren Werke AG, (Germany)	371,011
12,200	Toyota Motor Corp., (Japan)	735,878

		1,106,889

	Distributors — 0.1%
8,239	Pool Corp.	431,806

	Diversified Consumer Services — 0.1%
69,590	Anhanguera Educational Participacoes S.A., (Brazil)	407,307
8,454	Grand Canyon Education, Inc. (a)	272,473

		679,780

	Hotels, Restaurants & Leisure — 0.7%
34,650	Accor S.A., (France)	1,217,973
11,000	Apollo Global Management LLC, Class A	265,100
4,968	BJ’s Restaurants, Inc. (a)	184,313
8,225	Carnival Corp.	282,035
81,000	Genting Singapore plc, (Singapore)	83,992
27,593	Las Vegas Sands Corp.	1,460,498
17,680	McDonald’s Corp.	1,750,320
3,973	Red Robin Gourmet Burgers, Inc. (a)	219,230
3,900	Starbucks Corp.	255,411
9,824	Texas Roadhouse, Inc.	245,796
3,800	Whitbread plc, (United Kingdom)	176,775
5,600	Wyndham Worldwide Corp.	320,488

		6,461,931

	Household Durables — 0.3%
62,823	D.R. Horton, Inc.	1,336,873
3,591	Harman International Industries, Inc.	194,632
5,605	MDC Holdings, Inc.	182,219
21,500	Newell Rubbermaid, Inc.	564,375
5,278	Tempur Sealy International, Inc. (a)	231,704

		2,509,803

	Internet & Catalog Retail — 0.0% (g)
85,730	Ocado Group plc, (United Kingdom) (a)	388,957

	Media — 0.9%
102,040	British Sky Broadcasting Group plc, (United Kingdom)	1,229,271
89,049	Cablevision Systems Corp., Class A	1,497,804
13,900	Comcast Corp., Class A	582,132

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
7,400	Discovery Communications, Inc., Class C (a)	515,484
12,047	E.W. Scripps Co., Class A (a)	187,693
3,045	Morningstar, Inc.	236,231
10,000	National CineMedia, Inc.	168,900
200	New York Times Co. (The), Class A (a)	2,212
4,800	Scripps Networks Interactive, Inc., Class A	320,448
12,878	SES S.A., (Luxembourg)	368,975
99,200	Sirius XM Radio, Inc.	332,320
44,750	Societe Television Francaise 1, (France)	535,959
31,068	Walt Disney Co. (The)	1,961,944

		7,939,373

	Multiline Retail — 0.1%
97,670	Marks & Spencer Group plc, (United Kingdom)	639,077
1,450	Nordstrom, Inc.	86,913
4,400	Target Corp.	302,984

		1,028,974

	Specialty Retail — 0.7%
9,777	Bed Bath & Beyond, Inc. (a)	693,189
12,160	Chico’s FAS, Inc.	207,450
7,400	Foot Locker, Inc.	259,962
9,700	GNC Holdings, Inc., Class A	428,837
6,100	Home Depot, Inc. (The)	472,567
769	Inditex S.A., (Spain)	94,853
5,474	Monro Muffler Brake, Inc.	263,026
4,200	O’Reilly Automotive, Inc. (a)	473,004
11,400	Sally Beauty Holdings, Inc. (a)	354,540
4,200	Signet Jewelers Ltd., (Bermuda)	283,206
98,383	Staples, Inc.	1,560,354
10,600	Tiffany & Co.	772,104
2,750	Tractor Supply Co.	323,427
5,111	Zumiez, Inc. (a)	146,941

		6,333,460

	Textiles, Apparel & Luxury Goods — 0.3%
6,800	Adidas AG, (Germany)	735,072
15,620	Burberry Group plc, (United Kingdom)	321,343
755,000	China Hongxing Sports Ltd., (China) (a) (i)	68,501
5,561	Cie Financiere Richemont S.A., (Switzerland), Class A	490,415
9,175	Coach, Inc.	523,801
6,200	Hanesbrands, Inc.	318,804
4,200	NIKE, Inc., Class B	267,456
2,100	PVH Corp.	262,605

		2,987,997

	Total Consumer Discretionary	30,391,408

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Staples — 2.3%
	Beverages — 0.7%
9,200	Anheuser-Busch InBev N.V., (Belgium)	828,306
6,700	Beam, Inc.	422,837
5,700	Carlsberg A/S, (Denmark), Class B	509,672
22,540	Cia de Bebidas das Americas (Preference Shares), (Brazil), ADR	841,869
24,973	Coca-Cola Amatil Ltd., (Australia)	289,339
42,991	Coca-Cola Co. (The)	1,724,369
23,077	Cott Corp., (Canada)	180,232
15,100	Diageo plc, (United Kingdom)	433,012
4,100	Monster Beverage Corp. (a)	249,157
4,608	Pernod-Ricard S.A., (France)	511,460
7,890	SABMiller plc, (United Kingdom)	378,273

		6,368,526

	Food & Staples Retailing — 0.6%
35,040	Carrefour S.A., (France)	962,432
17,430	Distribuidora Internacional de Alimentacion S.A., (Spain)	131,671
41,280	Koninklijke Ahold N.V., (Netherlands)	613,956
306,470	Tesco plc, (United Kingdom)	1,543,327
4,642	United Natural Foods, Inc. (a)	250,622
37,779	Walgreen Co.	1,669,832

		5,171,840

	Food Products — 0.6%
15,000	Ajinomoto Co., Inc., (Japan)	220,039
18,346	Danone S.A., (France)	1,380,874
3,100	Hershey Co. (The)	276,768
24,862	Nestle S.A., (Switzerland)	1,631,454
3,612	Sanderson Farms, Inc.	239,909
5,422	Tootsie Roll Industries, Inc.	172,311
2,119	TreeHouse Foods, Inc. (a)	138,879
10,800	Unilever plc, (United Kingdom)	437,208
13,870	Unilever plc, (United Kingdom), ADR	561,042
9,400	WhiteWave Foods Co., Class A (a)	152,750

		5,211,234

	Household Products — 0.2%
4,525	Church & Dwight Co., Inc.	279,238
26,551	Procter & Gamble Co. (The)	2,044,161
1,500	Reckitt Benckiser Group plc, (United Kingdom)	106,105

		2,429,504

	Personal Products — 0.1%
4,230	Beiersdorf AG, (Germany)	368,471
2,500	L’Oreal S.A., (France)	410,961

		779,432

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 0.1%
20,944	Imperial Tobacco Group plc, (United Kingdom)	726,225
2,700	Philip Morris International, Inc.	233,874

		960,099

	Total Consumer Staples	20,920,635

	Energy — 2.4%
	Energy Equipment & Services — 0.9%
27,193	Cameron International Corp. (a)	1,663,124
34,468	CGG, (France) (a)	763,708
1,600	Dril-Quip, Inc. (a)	144,464
9,600	Ensco plc, (United Kingdom), Class A	557,952
14,825	Halliburton Co.	618,499
18,460	Petroleum Geo-Services ASA, (Norway)	225,397
13,976	Precision Drilling Corp., (Canada)	119,495
40,645	Schlumberger Ltd.	2,912,621
2,211	SEACOR Holdings, Inc.	183,623
6,898	Seadrill Ltd., (Bermuda)	277,826
24,340	Trican Well Service Ltd., (Canada)	323,546
3,874	Unit Corp. (a)	164,955

		7,955,210

	Oil, Gas & Consumable Fuels — 1.5%
8,300	BG Group plc, (United Kingdom)	141,051
43,620	Cameco Corp., (Canada)	901,189
13,600	Cenovus Energy, Inc., (Canada)	387,930
2,700	Chevron Corp.	319,518
10,999	Cloud Peak Energy, Inc. (a)	181,264
4,850	Cobalt International Energy, Inc. (a)	128,864
25,447	ConocoPhillips	1,539,543
16,400	Denbury Resources, Inc. (a)	284,048
74,780	Encana Corp., (Canada)	1,266,773
18,600	Hess Corp.	1,236,714
7,200	Kinder Morgan, Inc.	274,680
9,750	Noble Energy, Inc.	585,390
70,350	Petroleo Brasileiro S.A., (Brazil), ADR	1,031,331
25,379	Phillips 66	1,495,077
3,550	Royal Dutch Shell plc, (Netherlands), Class A, ADR	226,490
8,300	Southwestern Energy Co. (a)	303,199
119,500	Talisman Energy, Inc., (Canada)	1,363,507
123,150	Whitehaven Coal Ltd., (Australia)	259,106
7,000	Whiting Petroleum Corp. (a)	322,630
36,178	Williams Cos., Inc. (The)	1,174,700

		13,423,004

	Total Energy	21,378,214

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Financials — 2.2%
	Capital Markets — 0.4%
9,046	BlackRock, Inc.	2,323,465
8,800	Carlyle Group LP (The)	226,160
8,300	Charles Schwab Corp. (The)	176,209
4,635	Goldman Sachs Group, Inc. (The)	701,044
4,694	Greenhill & Co., Inc.	214,704
5,094	Stifel Financial Corp. (a)	181,703
4,085	Waddell & Reed Financial, Inc., Class A	177,697

		4,000,982

	Commercial Banks — 0.6%
468,416	Bank of China Ltd., (China), Class H	191,894
6,913	Bank of the Ozarks, Inc.	299,540
33,000	Barclays plc, (United Kingdom)	140,539
6,587	BNP Paribas S.A., (France)	360,606
27,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	82,595
45,373	DBS Group Holdings Ltd., (Singapore)	552,094
11,550	FirstMerit Corp.	231,347
12,922	Glacier Bancorp, Inc.	286,739
147,095	HSBC Holdings plc, (United Kingdom)	1,522,749
8,800	ICICI Bank Ltd., (India), ADR	336,600
24,479	Standard Chartered plc, (United Kingdom)	531,449
3,600	Sumitomo Mitsui Financial Group, Inc., (Japan)	164,783
46,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	214,629

		4,915,564

	Consumer Finance — 0.1%
5,127	First Cash Financial Services, Inc. (a)	252,300
1,655	Portfolio Recovery Associates, Inc. (a)	254,257

		506,557

	Diversified Financial Services — 0.4%
161,439	Bank of America Corp.	2,076,106
9,325	CME Group, Inc.	708,513
2,600	IntercontinentalExchange, Inc. (a)	462,176
4,700	McGraw Hill Financial, Inc.	249,993
11,000	NASDAQ OMX Group, Inc. (The)	360,690

		3,857,478

	Insurance — 0.6%
1,050	ACE Ltd., (Switzerland)	93,954
35,550	Admiral Group plc, (United Kingdom)	716,118
154,400	AIA Group Ltd., (Hong Kong)	650,487
1,600	Aon plc, (United Kingdom)	102,960
13,000	Assured Guaranty Ltd., (Bermuda)	286,780
8,000	Axis Capital Holdings Ltd., (Bermuda)	366,240

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
1,104	Hanover Insurance Group, Inc. (The)	54,019
8,400	Marsh & McLennan Cos., Inc.	335,328
6,000	Progressive Corp. (The)	152,520
9,100	RenaissanceRe Holdings Ltd., (Bermuda)	789,789
12,932	Sampo OYJ, (Finland), Class A	503,570
18,566	Travelers Cos., Inc. (The)	1,483,795

		5,535,560

	Real Estate Investment Trusts (REITs) — 0.1%
4,500	American Tower Corp.	329,265
10,864	Colony Financial, Inc.	216,085
8,439	LaSalle Hotel Properties	208,443
14,152	Redwood Trust, Inc.	240,584

		994,377

	Real Estate Management & Development — 0.0% (g)
2,500	Sun Hung Kai Properties Ltd., (Hong Kong)	32,105
71,800	Swire Properties Ltd., (Hong Kong)	211,383

		243,488

	Total Financials	20,054,006

	Health Care — 2.3%
	Biotechnology — 0.5%
7,700	Ariad Pharmaceuticals, Inc. (a)	134,673
14,840	Celgene Corp. (a)	1,734,944
5,801	Cepheid, Inc. (a)	199,671
29,000	Gilead Sciences, Inc. (a)	1,485,090
10,400	Ironwood Pharmaceuticals, Inc. (a)	103,480
23,300	Seattle Genetics, Inc. (a)	733,018

		4,390,876

	Health Care Equipment & Supplies — 0.6%
2,988	Analogic Corp.	217,616
25,720	Baxter International, Inc.	1,781,624
1,860	BioMerieux, (France)	180,224
28,300	Boston Scientific Corp. (a)	262,341
10,900	C.R. Bard, Inc.	1,184,612
11,184	DexCom, Inc. (a)	251,081
2,100	Essilor International S.A., (France)	223,730
11,900	GN Store Nord A/S, (Denmark)	224,738
12,890	Mindray Medical International Ltd., (China), ADR	482,731
288,000	Shandong Weigao Group Medical Polymer Co. Ltd., (China), Class H	313,772
2,890	Sonova Holding AG, (Switzerland) (a)	305,749
2,700	Sysmex Corp., (Japan)	176,838
2,473	Teleflex, Inc.	191,633

		5,796,689

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — 0.4%
6,800	Catamaran Corp. (a)	331,296
8,425	DaVita HealthCare Partners, Inc. (a)	1,017,740
10,700	Express Scripts Holding Co. (a)	660,083
12,932	Health Management Associates, Inc., Class A (a)	203,291
74,280	Life Healthcare Group Holdings Ltd., (South Africa)	281,733
35,760	Sonic Healthcare Ltd., (Australia)	485,809
2,800	UnitedHealth Group, Inc.	183,344

		3,163,296

	Health Care Technology — 0.1%
2,232	athenahealth, Inc. (a)	189,095
4,450	Cerner Corp. (a)	427,600
7,127	HMS Holdings Corp. (a)	166,059

		782,754

	Life Sciences Tools & Services — 0.1%
3,300	Illumina, Inc. (a)	246,972
5,590	Lonza Group AG, (Switzerland) (a)	420,019
25,290	QIAGEN N.V., (Netherlands) (a)	494,861

		1,161,852

	Pharmaceuticals — 0.6%
2,475	Allergan, Inc.	208,494
5,266	Bayer AG, (Germany)	560,674
19,225	Bristol-Myers Squibb Co.	859,165
24,017	Johnson & Johnson	2,062,100
5,915	Novartis AG, (Switzerland)	418,963
5,357	Novo Nordisk A/S, (Denmark), Class B	832,812
1,082	Roche Holding AG, (Switzerland)	268,550
5,300	Salix Pharmaceuticals Ltd. (a)	350,595

		5,561,353

	Total Health Care	20,856,820

	Industrials — 2.7%
	Aerospace & Defense — 0.5%
23,686	Boeing Co. (The)	2,426,394
31,600	CAE, Inc., (Canada)	327,808
3,600	L-3 Communications Holdings, Inc.	308,664
4,200	Rockwell Collins, Inc.	266,322
1,700	TransDigm Group, Inc.	266,509
4,975	United Technologies Corp.	462,377

		4,058,074

	Air Freight & Logistics — 0.0% (g)
350	FedEx Corp.	34,503

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.2%
24,280	Ryanair Holdings plc, (Ireland), ADR	1,251,149
13,574	U.S. Airways Group, Inc. (a)	222,885

		1,474,034

	Building Products — 0.2%
9,356	Assa Abloy AB, (Sweden), Class B	365,649
34,339	Fortune Brands Home & Security, Inc.	1,330,293

		1,695,942

	Commercial Services & Supplies — 0.2%
10,090	Aggreko plc, (United Kingdom)	252,194
7,200	Clean Harbors, Inc. (a)	363,816
7,900	Copart, Inc. (a)	243,320
7,543	Iron Mountain, Inc.	200,719
4,200	Republic Services, Inc.	142,548
2,450	Stericycle, Inc. (a)	270,554
3,500	Waste Connections, Inc.	143,990

		1,617,141

	Construction & Engineering — 0.0% (g)
8,000	URS Corp.	377,760

	Electrical Equipment — 0.3%
6,500	AMETEK, Inc.	274,950
9,850	Eaton Corp. plc, (Ireland)	648,228
1,900	Emerson Electric Co.	103,626
5,752	Franklin Electric Co., Inc.	193,555
8,020	Nexans S.A., (France)	380,561
13,170	Prysmian S.p.A., (Italy)	245,685
10,928	Schneider Electric S.A., (France)	793,665

		2,640,270

	Industrial Conglomerates — 0.1%
400	3M Co.	43,740
5,900	Danaher Corp.	373,470
6,500	General Electric Co.	150,735
2,855	Raven Industries, Inc.	85,593
4,930	Siemens AG, (Germany)	499,229

		1,152,767

	Machinery — 0.5%
4,100	Caterpillar, Inc.	338,209
1,905	Chart Industries, Inc. (a)	179,241
4,213	Colfax Corp. (a)	219,539
11,600	FANUC Corp., (Japan)	1,678,832
2,500	IDEX Corp.	134,525
700	Illinois Tool Works, Inc.	48,419
3,700	Nordson Corp.	256,447
2,600	Pall Corp.	172,718

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — Continued
2,300	SMC Corp., (Japan)	461,094
5,000	WABCO Holdings, Inc. (a)	373,450
7,241	Westport Innovations, Inc., (Canada) (a)	242,791
24,255	Xylem, Inc.	653,430

		4,758,695

	Marine — 0.1%
4,310	D/S Norden A/S, (Denmark)	146,189
16,130	Diana Shipping, Inc., (Greece) (a)	161,945
32,000	Mitsui OSK Lines Ltd., (Japan) (a)	124,357
48,000	Nippon Yusen KK, (Japan)	127,002
233,000	Pacific Basin Shipping Ltd., (Hong Kong)	131,712

		691,205

	Professional Services — 0.3%
9,420	Adecco S.A., (Switzerland) (a)	536,487
4,103	Advisory Board Co. (The) (a)	224,229
3,711	Corporate Executive Board Co. (The)	234,609
4,900	Equifax, Inc.	288,757
2,700	IHS, Inc., Class A (a)	281,826
30,850	Nielsen Holdings N.V.	1,036,252

		2,602,160

	Road & Rail — 0.2%
14,900	Hertz Global Holdings, Inc. (a)	369,520
2,700	Kansas City Southern	286,092
3,400	Landstar System, Inc.	175,100
5,225	Norfolk Southern Corp.	379,596
900	Union Pacific Corp.	138,852

		1,349,160

	Trading Companies & Distributors — 0.1%
5,350	Brenntag AG, (Germany)	813,161
8,100	MRC Global, Inc. (a)	223,722
875	W.W. Grainger, Inc.	220,657

		1,257,540

	Transportation Infrastructure — 0.0% (g)
35,890	Groupe Eurotunnel S.A., (France)	272,907

	Total Industrials	23,982,158

	Information Technology — 2.7%
	Communications Equipment — 0.1%
12,354	Aruba Networks, Inc. (a)	189,757
8,956	Ixia (a)	164,790
4,503	NETGEAR, Inc. (a)	137,522
3,400	QUALCOMM, Inc.	207,672

		699,741

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 0.1%
1,025	Apple, Inc.	405,982
3,776	Gemalto N.V., (Netherlands)	341,890

		747,872

	Electronic Equipment, Instruments & Components — 0.2%
8,700	Hamamatsu Photonics KK, (Japan)	314,185
23,000	Hitachi Ltd., (Japan)	147,373
16,250	Jabil Circuit, Inc.	331,175
2,040	Keyence Corp., (Japan)	649,966
2,300	Murata Manufacturing Co., Ltd., (Japan)	174,949
3,500	TE Connectivity Ltd., (Switzerland)	159,390
6,500	Trimble Navigation Ltd. (a)	169,065

		1,946,103

	Internet Software & Services — 0.2%
600	Google, Inc., Class A (a)	528,222
13,900	Tencent Holdings Ltd., (China)	542,757
12,100	VeriSign, Inc. (a)	540,386

		1,611,365

	IT Services — 0.8%
1,375	Accenture plc, (Ireland), Class A	98,945
4,000	Alliance Data Systems Corp. (a)	724,120
56,040	Amdocs Ltd.	2,078,524
5,960	Cap Gemini S.A., (France)	289,428
2,900	FleetCor Technologies, Inc. (a)	235,770
8,200	Gartner, Inc. (a)	467,318
10,850	Genpact Ltd., (Bermuda)	208,754
5,700	Global Payments, Inc.	264,024
2,700	International Business Machines Corp.	515,997
7,800	Jack Henry & Associates, Inc.	367,614
12,700	NeuStar, Inc., Class A (a)	618,236
4,200	Teradata Corp. (a)	210,966
12,200	Vantiv, Inc., Class A (a)	336,720
1,625	Visa, Inc., Class A	296,969
10,600	Wirecard AG, (Germany)	288,425

		7,001,810

	Semiconductors & Semiconductor Equipment — 1.0%
5,500	Altera Corp.	181,445
9,113	ASML Holding N.V., (Netherlands)	719,929
224,289	Atmel Corp. (a)	1,648,524
55,732	Avago Technologies Ltd., (Singapore)	2,083,262
62,504	Broadcom Corp., Class A	2,110,135
6,756	Cavium, Inc. (a)	238,960
3,700	KLA-Tencor Corp.	206,201
9,400	Maxim Integrated Products, Inc.	261,132

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
3,178	Power Integrations, Inc.	128,900
767	Samsung Electronics Co., Ltd., (South Korea), GDR	296,032
7,000	Texas Instruments, Inc.	244,090
20,800	Tokyo Electron Ltd., (Japan)	1,051,638

		9,170,248

	Software — 0.3%
3,800	Check Point Software Technologies Ltd., (Israel) (a)	188,784
4,500	Citrix Systems, Inc. (a)	271,485
3,530	CommVault Systems, Inc. (a)	267,892
6,200	Informatica Corp. (a)	216,876
5,700	Microsoft Corp.	196,821
9,550	Oracle Corp.	293,376
1,987	SAP AG, (Germany)	145,097
6,200	SolarWinds, Inc. (a)	240,622
4,800	Solera Holdings, Inc.	267,120
10,700	Trend Micro, Inc., (Japan)	340,182
435	Tyler Technologies, Inc. (a)	29,819

		2,458,074

	Total Information Technology	23,635,213

	Materials — 1.0%
	Chemicals — 0.6%
3,900	Air Liquide S.A., (France)	481,650
2,875	Air Products & Chemicals, Inc.	263,264
2,100	Airgas, Inc.	200,466
3,800	Dow Chemical Co. (The)	122,246
7,325	Ecolab, Inc.	624,017
13,020	Johnson Matthey plc, (United Kingdom)	520,213
2,487	Koninklijke DSM N.V., (Netherlands)	162,136
1,382	Linde AG, (Germany)	257,532
4,661	LSB Industries, Inc. (a)	141,741
6,150	Monsanto Co.	607,620
8,275	Mosaic Co. (The)	445,278
2,605	Syngenta AG, (Switzerland)	1,015,842
8,450	Umicore S.A., (Belgium)	350,885

		5,192,890

	Construction Materials — 0.2%
50,560	CRH plc, (Ireland)	1,025,923
11,380	Holcim Ltd., (Switzerland) (a)	792,120

		1,818,043

	Metals & Mining — 0.2%
6,200	Allegheny Technologies, Inc.	163,122
447,790	Alumina Ltd., (Australia) (a)	398,521

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
2,000	Barrick Gold Corp., (Canada)	31,568
4,312	BHP Billiton Ltd., (Australia)	124,112
8,340	First Quantum Minerals Ltd., (Canada)	123,708
145,970	Norsk Hydro ASA, (Norway)	585,330
1,000	Nucor Corp.	43,320
3,600	Reliance Steel & Aluminum Co.	236,016
2,300	Rio Tinto plc, (United Kingdom)	93,539

		1,799,236

	Total Materials	8,810,169

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
26,158	Oi S.A., (Brazil), ADR	47,259
104,000	Singapore Telecommunications, Ltd., (Singapore)	307,328
224	Swisscom AG, (Switzerland)	98,061
39,920	Telenor ASA, (Norway)	792,931
37,960	Vivendi S.A., (France)	719,404

		1,964,983

	Wireless Telecommunication Services — 0.2%
12,500	SBA Communications Corp., Class A (a)	926,500
10,400	Softbank Corp., (Japan)	605,383

		1,531,883

	Total Telecommunication Services	3,496,866

	Utilities — 0.1%
	Gas Utilities — 0.1%
65,032	Hong Kong & China Gas Co., Ltd., (Hong Kong)	158,682
5,086	Northwest Natural Gas Co.	216,053

		374,735

	Multi-Utilities — 0.0% (g)
26,200	National Grid plc, (United Kingdom)	296,994

	Total Utilities	671,729

	Total Common Stocks (Cost $153,064,263)	174,197,218

Preferred Stock — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
6,580	ProSiebenSat.1 Media AG (Preference Shares), (Germany) (a) (Cost $276,050)	282,218

Investment Companies — 72.4%
	Alternative Assets — 5.9%
2,197,529	Eaton Vance Global Macro Absolute Return Fund, Class I	21,228,129

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — Continued
	Alternative Assets — Continued
900,495	Invesco Balanced-Risk Allocation Fund, Class Y	10,932,009
1,582,133	PIMCO CommoditiesPLUS Strategy Fund, Institutional Class Shares	16,137,760
35,000	SPDR Gold Shares (a)	4,170,250

	Total Alternative Assets	52,468,148

	Fixed Income — 10.7%
3,043,220	JPMorgan Core Bond Fund, Class R6 Shares (b)	35,544,812
3,807,389	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	31,410,963
771,258	JPMorgan High Yield Fund, Class R6 Shares (b)	6,185,486
576,779	JPMorgan Multi-Sector Income Fund, Class R6 Shares (b)	5,790,866
1,064,720	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares (b)	12,627,583
361,344	PIMCO Emerging Markets Corporate Bond Fund, Institutional Class Shares	4,097,642

	Total Fixed Income	95,657,352

	International Equity — 28.1%
1,203,700	iShares MSCI EAFE ETF	69,068,305
2,236,400	iShares MSCI Japan ETF	25,092,408
1,029,412	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	22,791,177
1,745,398	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	27,071,119
1,632,383	JPMorgan International Value Fund, Class R6 Shares (b)	21,563,775
830,394	Matthews Pacific Tiger Fund	19,929,459
169,900	SPDR S&P China ETF	10,890,590
605,200	Vanguard FTSE Emerging Markets ETF	23,469,656
653,300	Vanguard FTSE European ETF	31,469,461

	Total International Equity	251,345,950

	Money Market — 3.4%
30,683,178	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l)	30,683,178

	Total Money Market	30,683,178

	U.S. Equity — 24.3%
330,900	Energy Select Sector SPDR Fund	25,929,324
348,100	iShares Core S&P Mid Cap ETF	40,205,550
1,717,849	JPMorgan Large Cap Growth Fund, Class R6 Shares (b)	44,835,869
1,397,090	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	35,779,463

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
1,839,972	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	45,520,906
158,600	SPDR S&P 500 ETF Trust	25,377,586

	Total U.S. Equity	217,648,698

	Total Investment Companies (Cost $610,610,282)	647,803,326

PRINCIPAL AMOUNT($)
Structured Notes — 5.8%
	Fixed Income — 0.9%
8,000,000	Goldman Sachs Group, Inc., (The) Currency-Linked Medium-Term Notes, Series D, Linked to the Performance of the Mexican Peso against the U.S. Dollar, maximum return of 15.43% 12/04/13 (a)	8,372,842

	U.S. Equity — 2.2%
17,000,000	Credit Suisse, Return Enhanced Notes, Linked to the S&P 500® Index, maximum return of 21.500% due 01/13/14 (a)	19,284,800

	International Equity — 2.7%
11,800,000	BNP Paribas, Contingent Buffered Market Plus Notes, Linked to the Performance of the EURO STOXX 50 Index, 10/08/13 (a)	12,314,480
11,600,000	Deutsche Bank AG, Return Notes, Linked to the MSCI Daily Total Return Net World USD Index, 01/29/14 (a)	12,095,204

		24,409,684

	Total Structured Notes (Cost $48,400,000)	52,067,326

	Total Investments — 97.7% (Cost $812,350,595)	874,350,088
	Other Assets in Excess of Liabilities — 2.3%	20,429,618

	NET ASSETS — 100.0%	$894,779,706

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	92.1%
United Kingdom	1.4
Others (each less than 1.0%)	6.5

*	Percentages indicated are based on total investments as of June 30, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

JPMorgan Access Funds

NOTES TO CONSOLIDATED SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

ADR	— American Depositary Receipt
EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2013.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. to the consolidated financial statements are as follows:

Fund	Fund Value	Percentage
Access Balanced Fund	$46,625,237	4.2%
Access Growth Fund	52,355,000	6.0

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$543,776,186	$554,544,891
Investments in affiliates, at value	573,921,125	319,805,197

Total investment securities, at value	1,117,697,311	874,350,088
Cash	286,670	27,769,113
Foreign currency, at value	105,997	116,224
Receivables:
Investment securities sold	3,734,793	4,881,058
Fund shares sold	1,636,684	1,150,331
Interest and dividends from non-affiliates	2,420,339	2,712,070
Dividends from affiliates	862,484	255,648
Tax reclaims	54,223	51,134

Total Assets	1,126,798,501	911,285,666

LIABILITIES:
Payables:
Dividends	3,279,990	1,982,633
Investment securities purchased	2,093,395	13,130,101
Fund shares redeemed	1,682,334	520,060
Accrued liabilities:
Investment advisory fees	519,641	435,780
Administration fees	79,280	63,030
Shareholder servicing fees	211,622	174,420
Distribution fees	12,584	15,056
Custodian and accounting fees	53,207	51,898
Trustees’ and Chief Compliance Officer’s fees	2,338	1,650
Other	125,118	131,332

Total Liabilities	8,059,509	16,505,960

Net Assets	$1,118,738,992	$894,779,706

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-capital	$1,045,648,299	$825,361,464
Accumulated undistributed (distributed in excess of) net investment income	1,435,709	1,516,835
Accumulated net realized gains (losses)	18,283,312	5,908,026
Net unrealized appreciation (depreciation)	53,371,672	61,993,381

Total Net Assets	$1,118,738,992	$894,779,706

Net Assets:
Class A	$4,030,225	$11,492,665
Class C	18,681,629	20,318,160
Institutional Class	123,542,100	88,098,695
Select Class	972,485,038	774,870,186

Total	$1,118,738,992	$894,779,706

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	246,198	676,037
Class C	1,144,342	1,202,981
Institutional Class	7,543,045	5,176,496
Select Class	59,377,374	45,534,160

Net Asset Value (a):
Class A — Redemption price per share	$16.37	$17.00
Class C — Offering price per share (b)	16.33	16.89
Institutional Class — Offering and redemption price per share	16.38	17.02
Select Class — Offering and redemption price per share	16.38	17.02
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.14	$17.80

Cost of investments in non-affiliates	$511,198,896	$516,558,657
Cost of investments in affiliates	553,121,567	295,791,938
Cost of foreign currency	106,213	116,420

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$11,383,492	$11,283,422
Dividend income from affiliates	12,180,591	5,790,851
Interest income from non-affiliates	1,852,483	819,331
Interest income from affiliates	1,329	55
Foreign taxes withheld	(112,344)	(119,533)

Total investment income	25,305,551	17,774,126

EXPENSES:
Investment advisory fees	10,997,843	8,542,515
Administration fees	938,056	728,445
Distribution fees:
Class A	12,247	29,883
Class C	151,199	172,815
Shareholder servicing fees:
Class A	12,247	29,883
Class C	50,400	57,605
Institutional Class	80,679	53,027
Select Class	2,472,327	1,906,815
Custodian and accounting fees	177,418	166,412
Professional fees	168,584	168,750
Trustees’ and Chief Compliance Officer’s fees	22,693	19,163
Printing and mailing costs	30,513	27,545
Registration and filing fees	56,544	57,956
Transfer agent fees	14,326	18,153
Other	16,450	13,430

Total expenses	15,201,526	11,992,397

Less amounts waived	(3,290,601)	(2,335,442)
Less earnings credits	(1,146)	(876)

Net expenses	11,909,779	9,656,079

Net investment income (loss)	13,395,772	8,118,047

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	32,231,904	33,799,322
Investment in affiliates	25,477,641	14,863,768
Foreign currency transactions	(96,540)	(99,846)

Net realized gains (losses)	57,613,005	48,563,244

Distributions of capital gains received from investment company affiliates	2,204,420	2,150,941

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	23,017,627	25,907,665
Investments in affiliates	(9,193,755)	6,184,441
Foreign currency translations	(5,327)	(6,517)

Change in net unrealized appreciation/depreciation	13,818,545	32,085,589

Net realized/unrealized gains (losses)	73,635,970	82,799,774

Change in net assets resulting from operations	$87,031,742	$90,917,821

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,395,772	$16,008,882	$8,118,047	$10,305,251
Net realized gain (loss)	57,613,005	(44,763,307)	48,563,244	(46,100,005)
Distributions of capital gains received from investment company affiliates	2,204,420	1,960,874	2,150,941	908,410
Change in net unrealized appreciation/depreciation	13,818,545	(21,246,014)	32,085,589	(22,060,189)

Change in net assets resulting from operations	87,031,742	(48,039,565)	90,917,821	(56,946,533)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(45,584)	(97,871)	(75,759)	(125,273)
From net realized gains	—	(274,450)	—	(509,726)
Class C
From net investment income	(95,691)	(183,878)	(68,751)	(209,554)
From net realized gains	—	(734,510)	—	(1,189,316)
Institutional Class
From net investment income	(1,185,007)	(742,193)	(558,823)	(529,751)
From net realized gains	—	(1,277,338)	—	(1,516,195)
Select Class
From net investment income	(12,200,567)	(15,209,423)	(6,807,447)	(9,377,948)
From net realized gains	—	(33,165,963)	—	(30,065,543)

Total distributions to shareholders	(13,526,849)	(51,685,626)	(7,510,780)	(43,523,306)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(30,223,227)	(105,990,964)	(9,992,876)	(53,909,334)

NET ASSETS:
Change in net assets	43,281,666	(205,716,155)	73,414,165	(154,379,173)
Beginning of period	1,075,457,326	1,281,173,481	821,365,541	975,744,714

End of period	$1,118,738,992	$1,075,457,326	$894,779,706	$821,365,541

Accumulated undistributed (distributed in excess of) net investment income	$1,435,709	$675,613	$1,516,835	$469,387

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$446,734	$799,294	$109,509	$578,836
Distributions reinvested	45,584	372,321	75,357	633,375
Cost of shares redeemed	(2,708,973)	(6,350,861)	(2,405,580)	(3,416,941)

Change in net assets resulting from Class A capital transactions	$(2,216,655)	$(5,179,246)	$(2,220,714)	$(2,204,730)

Class C
Proceeds from shares issued	$1,346,332	$3,157,857	$916,182	$4,496,840
Distributions reinvested	95,691	918,387	68,751	1,398,870
Cost of shares redeemed	(5,792,698)	(5,071,819)	(11,826,693)	(9,734,984)

Change in net assets resulting from Class C capital transactions	$(4,350,675)	$(995,575)	$(10,841,760)	$(3,839,274)

Institutional Class
Proceeds from shares issued	$96,544,360	$16,239,962	$65,120,739	$11,038,824
Distributions reinvested	1,136	2,507	628	2,727
Cost of shares redeemed	(25,570,122)	(19,159,835)	(10,472,016)	(18,794,024)

Change in net assets resulting from Institutional Class capital transactions	$70,975,374	$(2,917,366)	$54,649,351	$(7,752,473)

Select Class
Proceeds from shares issued	$132,753,777	$142,390,732	$136,202,862	$136,345,850
Distributions reinvested	34,619	145,772	61,810	334,374
Cost of shares redeemed	(227,419,667)	(239,435,281)	(187,844,425)	(176,793,081)

Change in net assets resulting from Select Class capital transactions	$(94,631,271)	$(96,898,777)	$(51,579,753)	$(40,112,857)

Total change in net assets resulting from capital transactions	$(30,223,227)	$(105,990,964)	$(9,992,876)	$(53,909,334)

SHARE TRANSACTIONS:
Class A
Issued	27,738	51,148	6,481	35,873
Reinvested	2,829	25,094	4,578	42,764
Redeemed	(169,509)	(414,637)	(147,699)	(222,210)

Change in Class A Shares	(138,942)	(338,395)	(136,640)	(143,573)

Class C
Issued	82,614	207,576	56,092	291,743
Reinvested	5,972	62,063	4,210	94,940
Redeemed	(362,807)	(326,986)	(736,337)	(633,473)

Change in Class C Shares	(274,221)	(57,347)	(676,035)	(246,790)

Institutional Class
Issued	5,897,127	1,050,671	3,835,841	722,592
Reinvested	70	168	38	184
Redeemed	(1,565,345)	(1,259,035)	(606,673)	(1,192,433)

Change in Institutional Class Shares	4,331,852	(208,196)	3,229,206	(469,657)

Select Class
Issued	8,110,895	9,220,056	8,086,180	8,762,752
Reinvested	2,140	9,797	3,737	22,521
Redeemed	(14,077,196)	(15,591,544)	(11,333,591)	(11,391,998)

Change in Select Class Shares	(5,964,161)	(6,361,691)	(3,243,674)	(2,606,725)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Balanced Fund
Class A
Year Ended June 30, 2013	$15.28	$0.15	(h)	$1.10	$1.25	$(0.16)	$—	$(0.16)	$—
Year Ended June 30, 2012	16.55	0.17	(h)	(0.79)	(0.62)	(0.17)	(0.48)	(0.65)	—
Year Ended June 30, 2011	14.49	0.22	(h)	2.08	2.30	(0.24)	—	(0.24)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.11	(h)	(0.51)	(0.40)	(0.11)	—	(0.11)	—	(i)

Class C
Year Ended June 30, 2013	15.24	0.07	(h)	1.10	1.17	(0.08)	—	(0.08)	—
Year Ended June 30, 2012	16.53	0.10	(h)	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)	—
Year Ended June 30, 2011	14.48	0.14	(h)	2.08	2.22	(0.17)	—	(0.17)	—	(i)
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(h)	(1.05)	(1.02)	(0.02)	—	(0.02)	—	(i)

Institutional Class
Year Ended June 30, 2013	15.29	0.24	(h)	1.08	1.32	(0.23)	—	(0.23)	—
Year Ended June 30, 2012	16.57	0.24	(h)	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)	—
Year Ended June 30, 2011	14.50	0.29	(h)	2.08	2.37	(0.30)	—	(0.30)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(h)	(0.49)	(0.35)	(0.15)	—	(0.15)	—	(i)

Select Class
Year Ended June 30, 2013	15.29	0.20	(h)	1.09	1.29	(0.20)	—	(0.20)	—
Year Ended June 30, 2012	16.57	0.22	(h)	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)	—
Year Ended June 30, 2011	14.50	0.26	(h)	2.09	2.35	(0.28)	—	(0.28)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(h)	(0.51)	(0.37)	(0.13)	—	(0.13)	—	(i)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$16.37	8.18%	$4,030,225	1.34%	0.93%	1.63%	85%
15.28	(3.58)	5,884,382	1.35	1.11	1.63	83
16.55	15.93	11,975,971	1.36	1.36	1.64	112
14.49	(2.69)	6,976,790	1.28	0.94	1.66	96

16.33	7.68	18,681,629	1.84	0.46	2.13	85
15.24	(4.06)	21,614,703	1.85	0.66	2.13	83
16.53	15.34	24,398,962	1.86	0.88	2.15	112
14.48	(6.56)	13,836,601	1.77	0.44	2.15	96

16.38	8.64	123,542,100	0.90	1.48	1.23	85
15.29	(3.20)	49,093,956	0.95	1.54	1.23	83
16.57	16.43	56,669,731	0.96	1.77	1.24	112
14.50	(2.40)	32,107,551	0.88	1.24	1.26	96

16.38	8.47	972,485,038	1.09	1.22	1.38	85
15.29	(3.35)	998,864,285	1.10	1.41	1.38	83
16.57	16.26	1,188,128,817	1.11	1.62	1.40	112
14.50	(2.51)	972,699,593	1.01	1.20	1.41	96

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Growth Fund
Class A
Year Ended June 30, 2013	$15.36	$0.11	(h)	$1.64	$1.75	$(0.11)	$—	$(0.11)	$—
Year Ended June 30, 2012	17.14	0.14	(h)	(1.19)	(1.05)	(0.14)	(0.59)	(0.73)	—
Year Ended June 30, 2011	14.43	0.12	(h)	2.72	2.84	(0.13)	—	(0.13)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.06	(h)	(0.54)	(0.48)	(0.09)	—	(0.09)	—	(i)

Class C
Year Ended June 30, 2013	15.29	0.03	(h)	1.62	1.65	(0.05)	—	(0.05)	—
Year Ended June 30, 2012	17.09	0.07	(h)	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)	—
Year Ended June 30, 2011	14.41	0.04	(h)	2.71	2.75	(0.07)	—	(0.07)	—	(i)
January 4, 2010 (k) through June 30, 2010	15.69	—	(h)(i)	(1.27)	(1.27)	(0.01)	—	(0.01)	—	(i)

Institutional Class
Year Ended June 30, 2013	15.38	0.21	(h)	1.60	1.81	(0.17)	—	(0.17)	—
Year Ended June 30, 2012	17.16	0.21	(h)	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)	—
Year Ended June 30, 2011	14.44	0.19	(h)	2.72	2.91	(0.19)	—	(0.19)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.09	(h)	(0.53)	(0.44)	(0.12)	—	(0.12)	—	(i)

Select Class
Year Ended June 30, 2013	15.38	0.16	(h)	1.63	1.79	(0.15)	—	(0.15)	—
Year Ended June 30, 2012	17.16	0.19	(h)	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)	—
Year Ended June 30, 2011	14.44	0.16	(h)	2.73	2.89	(0.17)	—	(0.17)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.11	(h)	(0.57)	(0.46)	(0.10)	—	(0.10)	—	(i)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$17.00	11.39%	$11,492,665	1.37%	0.69%	1.64%	85%
15.36	(5.94)	12,486,295	1.36	0.92	1.64	82
17.14	19.69	16,385,606	1.36	0.75	1.66	108
14.43	(3.27)	8,538,523	1.31	0.55	1.69	88

16.89	10.80	20,318,160	1.88	0.16	2.14	85
15.29	(6.33)	28,728,184	1.86	0.43	2.14	82
17.09	19.09	36,338,504	1.86	0.23	2.16	108
14.41	(8.12)	19,365,449	1.80	0.02	2.18	88

17.02	11.83	88,098,695	0.93	1.25	1.24	85
15.38	(5.53)	29,951,431	0.95	1.37	1.24	82
17.16	20.20	41,466,055	0.97	1.11	1.25	108
14.44	(2.99)	9,568,910	0.89	0.80	1.30	88

17.02	11.66	774,870,186	1.12	0.96	1.39	85
15.38	(5.68)	750,199,631	1.10	1.20	1.39	82
17.16	20.02	881,554,549	1.11	0.98	1.41	108
14.44	(3.09)	568,419,048	1.03	0.93	1.45	88

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The Investment objective of the Access Balanced Fund is to seek total return.

The Investment objective of the Access Growth Fund is to seek capital appreciation.

All share classes are publically offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Basis for Consolidation for the Fund

JPM Access Balanced Fund Ltd. and JPM Access Growth Fund Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. As of June 30, 2013, net assets of the Access Balanced Fund were $1,118,738,992 of which $7,091,903, or approximately 0.6%, represented its Subsidiary’s net assets. As of June 30, 2013, net assets of the Access Growth Fund were $894,779,706 of which $4,276,728, or approximately 0.5%, represented its Subsidiary’s net assets. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each fund’s net asset value per share (“NAV”) as of the report date. Structured notes are priced generally at the bid received from the issuer of such note. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

See Note 2.D. for further details on structured notes.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$20,106,776	$6,864,784	$67,412	$27,038,972
Consumer Staples	8,219,304	10,353,228	—	18,572,532
Energy	17,244,572	1,457,308	—	18,701,880
Financials	12,539,952	5,317,089	—	17,857,041
Health Care	13,756,048	4,504,884	—	18,260,932
Industrials	15,582,035	6,079,028	—	21,661,063
Information Technology	16,806,565	4,484,552	—	21,291,117
Materials	2,627,925	5,029,821	—	7,657,746
Telecommunication Services	900,975	2,288,338	—	3,189,313
Utilities	186,869	370,836	—	557,705

Total Common Stocks	107,971,021	46,749,868	67,412	154,788,301

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stock
Consumer Discretionary	$—	$258,629	$—	$258,629

Total Preferred Stock	—	258,629	—	258,629

Structured Notes	—	58,579,071	—	58,579,071
Investment Companies	904,071,310	—	—	904,071,310

Total Investments in Securities	$1,012,042,331	$105,587,568	$67,412	$1,117,697,311

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$22,815,823	$7,507,084	$68,501	$30,391,408
Consumer Staples	9,437,850	11,482,785	—	20,920,635
Energy	19,711,126	1,667,088	—	21,378,214
Financials	14,179,005	5,875,001	—	20,054,006
Health Care	15,668,348	5,188,472	—	20,856,820
Industrials	17,153,434	6,828,724	—	23,982,158
Information Technology	18,602,302	5,032,911	—	23,635,213
Materials	3,002,366	5,807,803	—	8,810,169
Telecommunication Services	973,759	2,523,107	—	3,496,866
Utilities	216,053	455,676	—	671,729

Total Common Stocks	121,760,066	52,368,651	68,501	174,197,218

Preferred Stock
Consumer Discretionary	—	282,218	—	282,218

Total Preferred Stock	—	282,218	—	282,218

Structured Notes	—	52,067,326	—	52,067,326
Investment Companies	647,803,326	—	—	647,803,326

Total Investments in Securities	$769,563,392	$104,718,195	$68,501	$874,350,088

There were no transfers between any levels during the year ended June 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Security Act.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2013:

	Value	Percentage
Access Balanced Fund	$67,412	0.0	%(a)
Access Growth Fund	68,501	0.0	(a)

(a)	Amount rounds to less than 0.1%.

C. Loan Assignments — The Funds invest in loan assignments of all or a portion of the loans. The Funds have direct rights against the borrower on a loan when they purchase an assignment; provided, however, that the Funds’ rights may be more limited than the lender from which it acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the borrower and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). Although certain loan assignments are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have their interest sub-

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

ordinated to other indebtedness of the obligor. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid, when purchased, may become illiquid. The Funds did not have loan assignments at June 30, 2013.

D. Structured Notes — The Funds invest in structured notes, whose values may be linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Trustees, based upon values provided by the issuer of the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as unrealized appreciation or depreciation in the Consolidated Statements of Operations (“CSOPs”). The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

E. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds advised by the Advisor or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the tables below are distributions of realized gains, if any, by the affiliated Underlying Funds:

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Access Balanced
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$8,280,943	$—	$7,337,935	$(950,382)	$—	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	60,289,107	56,200,000	17,400,000	(26,900)	2,358,484	8,242,795	96,275,850
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	93,300,000	—	33,363	2,245,163	10,970,501	90,506,636
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	18,700,000	—	—	—	887,097	19,640,322
JPMorgan Equity Income Fund, Class R6 Shares	39,030,281	—	40,120,758	7,020,917	103,171	—	—
JPMorgan Floating Rate Income Fund, Select Class Shares	32,192,206	—	32,845,088	1,363,598	622,791	—	—
JPMorgan Growth Advantage Fund, Class R5 Shares	28,735,120	—	29,559,575	8,513,472	—	—	—
JPMorgan High Yield Fund, Class R6 Shares	24,187,071	60,500,000	51,100,000	562,209	2,394,987	4,226,322	33,895,099
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	39,830,706	—	40,322,097	1,523,158	400,818	—	—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	—	25,300,000	—	—	—	1,605,567	24,902,338
JPMorgan International Currency Income Fund, Select Class Shares	—	36,700,000	36,568,263	(131,737)	—	—	—
JPMorgan International Value Fund, Class R6 Shares	—	19,600,000	3,300,000	204,124	361,004	1,393,016	18,401,738
JPMorgan Large Cap Growth Fund, Class R6 Shares	28,018,511	11,100,000	2,300,000	89,091	293,242	1,544,736	40,317,601
JPMorgan Mid Cap Core Fund, Class R6 Shares	13,198,798	—	13,825,827	933,356	—	—	—

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan Multi-Sector Income Fund, Class R6 Shares	$48,201,416	$9,600,000	$25,000,000	$105,145	$1,295,600	3,304,347	$33,175,643
JPMorgan Prime Money Market Fund, Institutional Class Shares	127,681,938	734,742,874	769,803,247	—	70,221	92,621,565	92,621,565
JPMorgan Realty Income Fund, Class R5 Shares	24,767,584	—	25,476,419	4,449,071	123,899	—	—
JPMorgan Short Duration Bond Fund, Class R6 Shares	85,159,983	—	85,443,545	497,691	275,748	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	21,712,976	32,900,000	4,700,000	26,738	995,356	4,238,914	50,273,522
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	33,210,481	—	6,800,001	3,362,890	328,152	1,266,970	32,447,093
JPMorgan Value Advantage Fund, Institutional Class Shares	—	36,400,000	—	106,257	311,955	1,675,979	41,463,718

	$614,497,121			$27,682,061	$12,180,591		$573,921,125

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Access Growth
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$5,806,833	$—	$5,195,109	$(180,736)	$—	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	28,177,542	12,800,000	4,400,000	62,661	817,739	3,043,220	35,544,812
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	36,900,000	4,400,000	(144,569)	709,380	3,807,389	31,410,963
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	21,700,000	—	—	—	1,029,412	22,791,177
JPMorgan Equity Income Fund, Class R6 Shares	13,547,768	—	13,827,191	27,191	96,671	—	—
JPMorgan Floating Rate Income Fund, Select Class Shares	13,680,243	1,600,000	15,566,577	478,438	283,262	—	—
JPMorgan Global Research Enhanced Index Fund, Select Shares	—	27,500,000	—	—	—	1,745,398	27,071,119
JPMorgan Growth Advantage Fund, Class R5 Shares	39,084,987	—	40,005,701	8,916,911	—	—	—
JPMorgan High Yield Fund, Class R6 Shares	13,034,634	21,400,000	28,500,000	142,157	978,105	771,258	6,185,486
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	20,842,824	—	21,075,052	544,108	188,261	—	—
JPMorgan International Currency Income Fund, Select Class Shares	—	17,500,000	17,447,688	(52,312)	—	—	—
JPMorgan International Value Fund, Class R6 Shares	17,677,582	7,800,000	5,900,000	(668,899)	361,947	1,632,383	21,563,775
JPMorgan Large Cap Growth Fund, Class R6 Shares	29,922,936	13,600,000	2,500,000	(2,954)	325,706	1,717,849	44,835,869
JPMorgan Mid Cap Core Fund, Class R6 Shares	15,005,090	—	15,579,942	974,546	—	—	—
JPMorgan Multi-Sector Income Fund, Class R6 Shares	18,292,098	9,000,000	21,700,000	79,005	551,370	576,779	5,790,866
JPMorgan Prime Money Market Fund, Institutional Class Shares	72,266,005	557,121,138	598,703,965	—	43,610	30,683,178	30,683,178

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan Realty Income Fund, Class R5 Shares	$17,062,846	$—	$17,444,038	$3,316,366	$83,039	—	$—
JPMorgan Short Duration Bond Fund, Class R6 Shares	12,668,000	3,300,000	16,030,875	39,801	51,726	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	9,500,000	18,300,000	15,400,000	(3,544)	466,206	1,064,720	12,627,583
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	41,140,764	1,900,000	14,000,000	2,996,599	367,212	1,397,090	35,779,463
JPMorgan Value Advantage Fund, Institutional Class Shares	21,501,836	22,600,000	5,800,000	489,940	466,617	1,839,972	45,520,906

	$389,211,988			$17,014,709	$5,790,851		$319,805,197

F. Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended June 30, 2013:

	Access Balanced Fund		Access Growth Fund
Average Settlement Value Purchased	$—		$—
Average Settlement Value Sold	7,318,590	(a)	7,980,070	(a)
Ending Settlement Value Purchased	—		—
Ending Settlement Value Sold	—		—

(a)	For the period March 1, 2013 through March 31, 2013.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the CSOPs.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and/or realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the CSOPs and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed (Distributions In Excess Of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Access Balanced Fund	$(2,327,707)	$891,173	$1,436,534
Access Growth Fund	(1,284,265)	440,181	844,084

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in real estate investment trusts, investment in partnerships, non-taxable dividends, short-term distributions from mutual funds and Investments in Subsidiaries.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisors and the Advisor is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of each Fund’s average daily net assets. Effective March 1, 2013, JPMIM and J.P. Morgan Private Investments Inc. (“JPMPI”), a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by up to 0.25% through November 1, 2014.

The Subsidiaries have entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiaries. JPMIM has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to JPMIM by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board of Trustees.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), Manning and Napier Advisors, LLC (“Manning & Napier”), Tamro Capital Partners, LLC (“TAMRO”) and TimesSquare Capital Management, LLC (“TimesSquare”) are sub-advisors for the Funds. Prior to December 7, 2012, Tradewinds Global Investors, LLC (“Tradewinds”) was a sub-advisor for the Funds. On December 7, 2012, the Advisor terminated its investment sub-advisory agreement with Tradewinds. Prior to August 5, 2013 Osterweis Capital Management, LLC (“Osterweis”) and Fiduciary Management (“FMI”) were sub-advisors for the Funds. On August 5, 2013, the Advisor terminated its investment sub-advisory agreements with Osterweis and FMI. Prior to August 25, 2013, Shenkman Capital Management, Inc. (“Shenkman”) was a sub-advisor for the Funds. On August 25, 2013, the Advisor terminated its investment sub-advisory agreement with Shenkman. Each is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Advisor, subject to review of the Board of Trustees. The Advisor monitors and evaluates the sub-advisors to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Advisor pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the portion of each Fund’s average daily net assets managed by JPMPI.

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

At June 30, 2013, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	89.1%	84.8%
Capital Guardian	4.0	5.7
Manning & Napier	3.9	5.3
TAMRO	0.9	1.3
TimesSquare	2.1	2.9

The Funds and the Advisor have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Advisor is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisors without such agreements being approved by the shareholders of the Funds. As such, the Funds and Advisor may hire, terminate, or replace non-affiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisors.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waiver and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$659
Access Growth Fund	197

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the CSOPs. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOPs.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the CSOPs.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the CSOPs.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.75%	2.25%	1.35%	1.50%
Access Growth Fund	1.75	2.25	1.35	1.50

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

The Underlying Funds may impose separate investment advisory and a shareholder servicing fees. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Advisor and Distributor may waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the affiliated Underlying Funds. These waivers are included in both the voluntary and contractual waiver amounts below.

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory
Access Balanced Fund	$955,033
Access Growth Fund	753,644

Effective March 1, 2013, the Advisor is contractually waiving 0.25% of advisory fees for the Funds.

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$2,237,182	$91,256	$2,328,438
Access Growth Fund	1,544,220	32,466	1,576,686
Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 were as follows:

Access Balanced Fund	$7,130
Access Growth Fund	5,112

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Access Balanced Fund and Access Growth Fund incurred $941 and $757 respectively in brokerage commissions with broker-dealers affiliated with the Advisor.

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$890,921,357	$857,599,357
Access Growth Fund	711,399,186	672,263,495

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$1,063,792,365	$72,497,179	$18,652,033	$53,845,146
Access Growth Fund	813,081,661	74,144,955	12,931,373	61,213,582

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships, non-taxable dividends, and Investments in Subsidiaries.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows:

	Ordinary Income	Total Distributions Paid
Access Balanced Fund	$13,526,849	$13,526,849
Access Growth Fund	7,510,780	7,510,780

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$29,946,295	$21,739,331	$51,685,626
Access Growth Fund	25,407,858	18,115,448	43,523,306

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$4,718,768	$17,813,091	$53,848,057
Access Growth Fund	3,498,451	6,692,621	61,216,445

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, distributions payable, mark to market of forward foreign currency contracts, non taxable dividends, wash sale loss deferrals, investments in partnerships, and Investments in Subsidiaries.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds had no pre- or post-enactment net capital loss carryforwards.

During the year ended June 30, 2013, the Funds utilized capital loss carryforwards as follows:

	Post-Enactment Capital Loss Carryforwards Utilized
	Short-Term	Long-Term
Access Balanced Fund	$20,527,417	$—
Access Growth Fund	21,633,342	$—

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the year then ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOPs.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging market securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their NAV (also known as a discount).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements as appropriate.

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (each a separate fund of JPMorgan Trust I) and their subsidiaries (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	45

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganaccessfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	47

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013 and continued to hold your shares at the end of the reporting period, June 30, 2013

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,026.10	$6.48	1.29%
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class C
Actual	1,000.00	1,023.70	8.93	1.78
Hypothetical	1,000.00	1,015.97	8.90	1.78
Institutional Class
Actual	1,000.00	1,028.30	4.27	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,027.50	5.18	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

Access Growth Fund
Class A
Actual	1,000.00	1,042.80	6.69	1.32
Hypothetical	1,000.00	1,018.25	6.61	1.32
Class C
Actual	1,000.00	1,040.50	9.21	1.82
Hypothetical	1,000.00	1,015.77	9.10	1.82
Institutional Class
Actual	1,000.00	1,044.90	4.46	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Select Class
Actual	1,000.00	1,044.10	5.42	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	JPMORGAN ACCESS FUNDS	49

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Access Balanced Fund	35.91%
Access Growth Fund	57.58

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or maximum allowable amount of ordinary income distributions as qualified dividends:

Qualified Dividend Income
Access Balanced Fund	$13,526,849
Access Growth Fund	7,510,780

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2013, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
Access Balanced Fund	$1,681,575	$125,984
Access Growth Fund	2,079,536	127,610

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders should refer to their 2012 Form 1099-DIV for the foreign tax paid.

50	JPMORGAN ACCESS FUNDS	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganaccessfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-ACCESS-613

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2013

JPMorgan Intrepid Advantage Fund (formerly JPMorgan Intrepid Multi Cap Fund)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board ("Fed") announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The Russell 1000 Index returned 21.24% for the twelve months ended June 30, 2013, while the Russell 3000 Index returned 21.46% for the same period.

U.S. large-cap value stocks outperformed U.S. large-cap growth stocks, as the Russell 1000 Value Index returned 25.32% versus a 17.07% return for the Russell 1000 Growth Index for the twelve months ended June 30, 2013. U.S. mid-cap stocks outperformed U.S. large-cap stocks as the Russell Midcap Index returned 25.41%.

Intrepid Investment Philosophy and Process

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, and looking to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, each of the Funds was managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.46%
Russell 3000 Index	21.46%

Net Assets as of 6/30/2013 (In Thousands)	$12,575

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the consumer staples and consumer discretionary sectors was the main contributor to relative performance. The Fund’s stock selection in the information technology and telecommunications services sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Constellation Brands, Inc., Cisco Systems, Inc. and Tyson Foods, Inc. Shares of Constellation Brands, Inc., a global manufacturer and distributor of liquor, rallied as the company reached an agreement to acquire the remaining interest in Crown Imports. The market feels this transaction has the potential to be a significant driver of Constellation Brands’ long-term growth. Shares of Cisco Systems, Inc., a manufacturer of networking equipment, rallied due to higher-than- expected earnings during the company’s fiscal third quarter. Tyson Foods, Inc., a leading processor and marketer of chicken, beef and pork, benefited from lower commodity costs and continued expansion into fast-growing markets abroad.

Individual detractors to relative performance included UnitedHealth Group, Inc., Apple, Inc. and Google, Inc. Shares of insurer UnitedHealth Group, Inc. underperformed the Benchmark due, in part, to uncertainty surrounding federal health care reform. Shares in Apple, Inc. fell amid intense competition with rivals and an outlook that fell short of analyst expectations. Shares of Google, Inc., an internet search and technology company, benefited from investors’ optimism surrounding increased spending on internet search advertising. As such, the Fund’s underweight in the stock, relative to the Benchmark, detracted.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.3%
2.	Pfizer, Inc.	2.7
3.	Chevron Corp.	2.6
4.	Microsoft Corp.	2.5
5.	Gap, Inc. (The)	2.2
6.	Cisco Systems, Inc.	2.1
7.	Home Depot, Inc. (The)	2.0
8.	Wells Fargo & Co.	1.8
9.	CVS Caremark Corp.	1.8
10.	Apple, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.1%
Consumer Discretionary	16.6
Information Technology	16.0
Health Care	13.9
Energy	10.2
Industrials	9.3
Consumer Staples	8.7
Materials	2.8
Utilities	2.5
Telecommunication Services	2.4
Short-Term Investment	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		22.21%	6.00%	7.35%
With Sales Charge*		15.80	4.87	6.77
CLASS C SHARES	2/19/05
Without CDSC		21.61	5.48	6.90
With CDSC**		20.61	5.48	6.90
SELECT CLASS SHARES	2/28/03	22.46	6.27	7.57

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.83%
Russell 1000 Index	21.24%

Net Assets as of 6/30/2013 (In Thousands)	$2,197,794

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the consumer discretionary and materials sectors was the primary contributor to relative performance. The Fund’s stock selection in the information technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Gilead Sciences, Inc., Visa, Inc. and LyondellBasell Industries N.V. Shares of Gilead Sciences, Inc., a biotechnology company that discovers, develops and commercializes therapeutics, rose sharply on solid earnings and profit reports and positive clinical results for several of its drugs. Visa, Inc., the financial services giant, reported solid results as it benefits from the global consumer shift from cash to plastic payments. Shares of LyondellBasell Industries N.V. benefited as the chemical manufacturing company posted strong quarterly earnings.

Individual detractors from relative performance included Google, Inc., Apple, Inc. and Eli Lilly & Co. Shares of Google, Inc., an internet search and technology company, benefited from investors’ optimism surrounding increased spending in internet search advertising. Not having a position in the stock detracted from the Fund's relative performance. Shares in Apple, Inc. fell sharply amid intense competition with rivals and an outlook that fell short of analyst expectations. While the Fund eliminated its position in Apple, Inc. during the reporting period, it was still among its largest detractors from performance. Not having a position in Eli Lilly & Co., a global pharmaceutical company, was a negative for relative performance as its shares outperformed the Benchmark for the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	2.7%
2.	Pfizer, Inc.	2.6
3.	Microsoft Corp.	2.4
4.	Cisco Systems, Inc.	2.3
5.	Exxon Mobil Corp.	2.3
6.	Wells Fargo & Co.	2.2
7.	Honeywell International, Inc.	2.0
8.	Amgen, Inc.	1.9
9.	Oracle Corp.	1.8
10.	Home Depot, Inc. (The)	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.4%
Financials	14.5
Consumer Discretionary	12.5
Health Care	12.3
Industrials	10.1
Energy	9.3
Consumer Staples	8.8
Materials	4.0
Utilities	3.0
Telecommunication Services	2.5
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		22.48%	6.07%	7.74%
With Sales Charge*		16.04	4.93	7.16
CLASS C SHARES	2/19/05
Without CDSC		21.90	5.54	7.28
With CDSC**		20.90	5.54	7.28
CLASS R2 SHARES	11/3/08	22.20	5.83	7.62
CLASS R5 SHARES	5/15/06	23.05	6.56	8.12
SELECT CLASS SHARES	2/28/03	22.83	6.34	7.96

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	18.52%
Russell 1000 Growth Index	17.07%

Net Assets as of 6/30/2013 (In Thousands)	$693,864

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the consumer discretionary and health care sectors contributed to relative performance. The Fund’s stock selection in the telecommunication services and energy sectors detracted from relative performance.

Individual contributors to relative performance included Gilead Sciences, Inc., LyondellBasell Industries, N.V. and Honeywell International, Inc. Shares of Gilead Sciences, Inc., a biotechnology company that discovers, develops and commercializes therapeutics, rose sharply on solid earnings and profit reports and positive clinical results for several of its drugs. LyondellBasell Industries N.V., a chemical manufacturing company, posted strong earnings during the reporting period. Honeywell International, Inc. is a multinational conglomerate that produces a variety of commercial and consumer products, engineering services and aerospace systems. It reported higher margins for many of its products and raised its fiscal year forecasts for revenue and earnings.

Individual detractors to relative performance included Google, Inc., Apple, Inc. and Eli Lilly & Co. Shares of Google, Inc., an internet search and technology company, benefited from investors’ optimism surrounding increased spending in internet search advertising. As such, the Fund’s underweight in the stock, relative to the Benchmark, detracted. Shares in Apple, Inc. fell sharply amid intense competition with rivals and an outlook that fell short of analyst expectations. Shares of Eli Lilly & Co., a global pharmaceutical company, outperformed the Benchmark for the reporting period. However, share value declined during the time that the Fund held the position.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.7%
2.	Home Depot, Inc. (The)	2.9
3.	Oracle Corp.	2.6
4.	Gilead Sciences, Inc.	2.5
5.	Amgen, Inc.	2.3
6.	Honeywell International, Inc.	2.2
7.	Visa, Inc., Class A	2.1
8.	Google, Inc., Class A	1.8
9.	Altria Group, Inc.	1.8
10.	Ingersoll-Rand plc	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.2%
Consumer Discretionary	17.7
Consumer Staples	12.4
Health Care	12.4
Industrials	12.1
Financials	4.9
Energy	4.5
Materials	4.0
Telecommunication Services	1.9
Utilities	0.4
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		18.27%	6.52%	7.86%
With Sales Charge*		12.04	5.38	7.28
CLASS C SHARES	2/19/05
Without CDSC		17.66	6.00	7.41
With CDSC**		16.66	6.00	7.41
CLASS R2 SHARES	11/3/08	17.94	6.27	7.73
CLASS R5 SHARES	5/15/06	18.79	7.01	8.23
SELECT CLASS SHARES	2/28/03	18.52	6.79	8.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursement, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.67%
Russell Midcap Index	25.41%

Net Assets as of 6/30/2013 (In Thousands)	$515,763

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the software and services sector and the health services and systems sector was the primary contributor to relative performance. The Fund’s stock selection in the telecommunications and media sectors was the primary detractor.

Individual contributors to relative performance included the Fund’s positions in Constellation Brands, Inc., Western Digital Corp. and LinkedIn Corp. Shares of Constellation Brands, Inc., a global manufacturer and distributor of liquor, rallied as the company reached an agreement to acquire the remaining interest in Crown Imports. The market feels this transaction has the potential to be a significant driver of Constellation Brands’ long-term growth. The Fund was significantly overweight versus the Benchmark in Western Digital Corp., a hard disk drive manufacturer. Its shares reached an all-time high as demand grew for high capacity disk drive and cloud computing solutions. The Fund was also overweight LinkedIn Corp., a networking website for people in professional occupations. The company reported strong revenue and earnings growth during the reporting period.

Individual detractors from relative performance included Frontier Communications Corp., Lorillard Inc. and IAC Interactive Network, Inc. The Fund was overweight Frontier Communications Corp., a communications company providing services primarily to rural areas and small and medium-sized towns and cities in the U.S. Its shares underperformed the Benchmark as the firm reported flat earnings growth during the reporting period. Shares of Lorillard Inc., a cigarette manufacturer, also lagged the Benchmark due to modest revenue and earnings growth. Shares of IAC Interactive Network, Inc., an Internet company with over 50 brands, performed poorly due to increased competition for advertising dollars.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lorillard, Inc.	1.7%
2.	Discover Financial Services	1.7
3.	Macy’s, Inc.	1.7
4.	Alliance Data Systems Corp.	1.5
5.	Campbell Soup Co.	1.4
6.	Western Digital Corp.	1.3
7.	PulteGroup, Inc.	1.3
8.	KAR Auction Services, Inc.	1.3
9.	Activision Blizzard, Inc.	1.3
10.	AmerisourceBergen Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.4%
Information Technology	16.3
Consumer Discretionary	14.1
Industrials	13.8
Health Care	10.7
Consumer Staples	6.7
Utilities	6.3
Energy	6.2
Materials	4.7
Telecommunication Services	1.7
U.S. Treasury Obligations	0.2
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		26.30%	6.91%	9.05%
With Sales Charge*		19.67	5.75	8.47
CLASS B SHARES	9/23/96
Without CDSC		25.51	6.21	8.49
With CDSC**		20.51	5.89	8.49
CLASS C SHARES	3/22/99
Without CDSC		25.51	6.22	8.35
With CDSC***		24.51	6.22	8.35
SELECT CLASS SHARES	6/1/91	26.67	7.17	9.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.30%
Russell 1000 Value Index	25.32%

Net Assets as of 6/30/2013 (In Thousands)	$1,098,120

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the twelve months ended June 30, 2013. The Fund’s stock selection in the materials and consumer discretionary sectors was the main contributor to relative performance. The Fund’s stock selection in the information technology and telecommunications services sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in LyondellBasell Industries N.V., Citigroup, Inc. and Marathon Oil, Inc. Shares of LyondellBasell Industries N.V. rallied as the chemical manufacturing company posted strong quarterly earnings during the reporting period. Shares of Citigroup, Inc., a leading global financial holding company, rose amid, among other things, improving business results. Investors also reacted positively to the company’s proposed restructuring plan. Shares of Marathon Oil Corp., a global oil and natural gas producer, moved higher given solid revenue and earnings growth.

Individual detractors to relative performance included Apple, Inc., CF Industries Holdings, Inc. and Best Buy Co., Inc. Shares in Apple, Inc. fell amid intense competition with rivals and an outlook that fell short of analyst expectations. CF Industries Holdings, Inc., a manufacturer and distributor of nitrogen and phosphate fertilizer products, underperformed the Benchmark amid concerns over falling revenues and earnings. Investor sentiment for consumer electronics retailer Best Buy Co., Inc. improved given its restructuring efforts, and its shares rallied as the company reported earnings and sales that exceeded expectations. As such, not having a position in the stock detracted from the Fund's relative performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	5.2%
2.	Pfizer, Inc.	3.7
3.	Wells Fargo & Co.	3.6
4.	Chevron Corp.	3.2
5.	Citigroup, Inc.	3.0
6.	Cisco Systems, Inc.	2.9
7.	Bank of America Corp.	2.4
8.	ConocoPhillips	2.3
9.	AT&T, Inc.	2.2
10.	Allstate Corp. (The)	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.0%
Energy	14.3
Health Care	11.8
Information Technology	9.2
Industrials	8.6
Consumer Discretionary	7.8
Consumer Staples	6.3
Utilities	5.8
Materials	3.2
Telecommunication Services	2.6
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		26.07%	6.44%	8.42%
With Sales Charge*		19.45	5.30	7.84
CLASS C SHARES	2/19/05
Without CDSC		25.48	5.92	7.97
With CDSC**		24.48	5.92	7.97
CLASS R2 SHARES	11/3/08	25.79	6.20	8.30
CLASS R5 SHARES	5/15/06	26.53	6.87	8.78
CLASS R6 SHARES	11/30/10	26.59	6.89	8.79
SELECT CLASS SHARES	2/28/03	26.30	6.66	8.62

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.7%
	Consumer Discretionary — 16.7%
	Auto Components — 0.9%
2	Delphi Automotive plc, (United Kingdom)	115

	Automobiles — 2.9%
13	Ford Motor Co.	202
5	General Motors Co. (a)	160

		362

	Hotels, Restaurants & Leisure — 1.0%
1	Brinker International, Inc.	58
1	Wynn Resorts Ltd.	64

		122

	Household Durables — 0.5%
2	Taylor Morrison Home Corp., Class A (a)	59

	Internet & Catalog Retail — 0.9%
2	Expedia, Inc.	108

	Media — 4.5%
4	Comcast Corp., Class A	187
3	Time Warner, Inc.	195
3	Viacom, Inc., Class B	184

		566

	Specialty Retail — 5.5%
6	Best Buy Co., Inc.	165
7	Gap, Inc. (The)	276
3	Home Depot, Inc. (The)	258

		699

	Textiles, Apparel & Luxury Goods — 0.5%
1	Hanesbrands, Inc.	64

	Total Consumer Discretionary	2,095

	Consumer Staples — 8.7%
	Beverages — 1.0%
1	Constellation Brands, Inc., Class A (a)	68
1	Molson Coors Brewing Co., Class B	58

		126

	Food & Staples Retailing — 3.6%
4	CVS Caremark Corp.	229
3	Walgreen Co.	129
1	Wal-Mart Stores, Inc.	101

		459

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — 3.0%
1		Ingredion, Inc.	60
1		JM Smucker Co. (The)	124
8		Tyson Foods, Inc., Class A	196

			380

		Household Products — 1.1%
1		Energizer Holdings, Inc.	136

		Total Consumer Staples	1,101

		Energy — 10.2%
		Energy Equipment & Services — 0.6%
1		National Oilwell Varco, Inc.	76

		Oil, Gas & Consumable Fuels — 9.6%
1		Apache Corp.	80
3		Chevron Corp.	322
2		ConocoPhillips	119
5		Exxon Mobil Corp.	420
2		Marathon Oil Corp.	79
1		Occidental Petroleum Corp.	125
1		Phillips 66	58

			1,203

		Total Energy	1,279

		Financials — 17.2%
		Capital Markets — 2.8%
2		Ameriprise Financial, Inc.	158
1		Bank of New York Mellon Corp. (The)	38
–	(h)	Goldman Sachs Group, Inc. (The)	60
4		Morgan Stanley	92

			348

		Commercial Banks — 2.9%
2		BB&T Corp.	62
7		KeyCorp.	77
6		Wells Fargo & Co.	231

			370

		Consumer Finance — 2.9%
2		Capital One Financial Corp.	156
3		Discover Financial Services	150
2		Nelnet, Inc., Class A	54

			360

		Diversified Financial Services — 2.2%
9		Bank of America Corp.	117
3		Citigroup, Inc.	154

			271

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — 3.5%
1		Allied World Assurance Co. Holdings AG, (Switzerland)	112
1		Chubb Corp. (The)	72
5		CNO Financial Group, Inc.	60
1		Hartford Financial Services Group, Inc.	32
2		Prudential Financial, Inc.	170

			446

		Real Estate Investment Trusts (REITs) — 2.1%
2		Extra Space Storage, Inc.	73
6		RLJ Lodging Trust	142
1		Sovran Self Storage, Inc.	49

			264

		Thrifts & Mortgage Finance — 0.8%
2		Ocwen Financial Corp. (a)	101

		Total Financials	2,160

		Health Care — 13.9%
		Biotechnology — 3.9%
1		Amgen, Inc.	131
4		Gilead Sciences, Inc. (a)	184
2		Quintiles Transnational Holdings, Inc. (a)	81
1		Vertex Pharmaceuticals, Inc. (a)	90

			486

		Health Care Equipment & Supplies — 3.2%
9		Boston Scientific Corp. (a)	82
2		CareFusion Corp. (a)	68
2		Covidien plc, (Ireland)	154
2		Medtronic, Inc.	101

			405

		Health Care Providers & Services — 1.7%
1		Cigna Corp.	81
2		Express Scripts Holding Co. (a)	136

			217

		Pharmaceuticals — 5.1%
2		AbbVie, Inc. (m)	95
1		Johnson & Johnson	122
–	(h)	Merck & Co., Inc.	21
12		Pfizer, Inc.	336
2		Zoetis, Inc.	63

			637

		Total Health Care	1,745

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrials — 9.3%
		Aerospace & Defense — 2.1%
1		Boeing Co. (The)	95
1		Honeywell International, Inc.	55
1		Northrop Grumman Corp.	120

			270

		Air Freight & Logistics — 0.7%
1		United Parcel Service, Inc., Class B	93

		Airlines — 0.7%
3		Delta Air Lines, Inc. (a)	51
1		United Continental Holdings, Inc. (a)	31

			82

		Construction & Engineering — 2.3%
3		AECOM Technology Corp. (a)	91
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	145
1		Fluor Corp.	49

			285

		Industrial Conglomerates — 0.6%
1		Danaher Corp.	76

		Machinery — 2.3%
1		Crane Co.	64
2		Ingersoll-Rand plc, (Ireland)	103
–	(h)	Parker Hannifin Corp.	43
3		Terex Corp. (a)	83

			293

		Professional Services — 0.6%
1		Towers Watson & Co., Class A	74

		Total Industrials	1,173

		Information Technology — 16.0%
		Communications Equipment — 3.4%
11		Cisco Systems, Inc.	262
1		Harris Corp.	42
2		QUALCOMM, Inc.	128

			432

		Computers & Peripherals — 3.0%
1		Apple, Inc.	214
4		Hewlett-Packard Co.	87
1		SanDisk Corp. (a)	75

			376

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Internet Software & Services — 1.5%
–	(h)	Google, Inc., Class A (a)	121
3		Yahoo!, Inc. (a)	63

			184

		IT Services — 0.7%
3		CoreLogic, Inc. (a)	67
1		CSG Systems International, Inc. (a)	18

			85

		Semiconductors & Semiconductor Equipment — 2.9%
2		Altera Corp.	71
3		Broadcom Corp., Class A	90
2		Freescale Semiconductor Ltd. (a)	24
2		KLA-Tencor Corp.	123
1		Lam Research Corp. (a)	62

			370

		Software — 4.5%
1		Adobe Systems, Inc. (a) (m)	38
9		Microsoft Corp.	314
4		Oracle Corp.	109
3		Rovi Corp. (a)	63
2		Symantec Corp.	48

			572

		Total Information Technology	2,019

		Materials — 2.8%
		Chemicals — 0.9%
3		Axiall Corp.	117

		Containers & Packaging — 0.7%
2		Crown Holdings, Inc. (a)	85

		Paper & Forest Products — 1.2%
2		International Paper Co.	89
5		Louisiana-Pacific Corp. (a)	67

			156

		Total Materials	358

		Telecommunication Services — 2.4%
		Diversified Telecommunication Services — 2.4%
4		AT&T, Inc. (m)	140
5		CenturyLink, Inc.	159

		Total Telecommunication Services	299

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.5%
	Electric Utilities — 0.4%
1	Pinnacle West Capital Corp.	51

	Gas Utilities — 0.9%
3	UGI Corp.	111

	Independent Power Producers & Energy Traders — 0.8%
8	AES Corp. (m)	97

	Water Utilities — 0.4%
1	American Water Works Co., Inc.	51

	Total Utilities	310

	Total Common Stocks (Cost $10,080)	12,539

Short-Term Investment — 0.5%
	Investment Company — 0.5%
64	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $64)	64

	Total Investments — 100.2% (Cost $10,144)	12,603
	Liabilities in Excess of Other Assets — (0.2)%	(28)

	NET ASSETS — 100.0%	$12,575

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 12.5%
	Automobiles — 0.9%
1,299	Ford Motor Co.	20,096

	Diversified Consumer Services — 0.9%
362	H&R Block, Inc.	10,040
487	Service Corp. International	8,773

		18,813

	Hotels, Restaurants & Leisure — 0.8%
235	Brinker International, Inc.	9,262
162	Wyndham Worldwide Corp.	9,254

		18,516

	Household Durables — 1.0%
198	Jarden Corp. (a)	8,682
309	PulteGroup, Inc. (a)	5,862
70	Whirlpool Corp.	8,017

		22,561

	Internet & Catalog Retail — 0.5%
132	Expedia, Inc.	7,946
5	priceline.com, Inc. (a)	4,218

		12,164

	Media — 3.6%
783	Comcast Corp., Class A	32,783
150	Time Warner Cable, Inc.	16,827
62	Time Warner, Inc.	3,608
378	Viacom, Inc., Class B	25,730

		78,948

	Multiline Retail — 2.0%
107	Dillard’s, Inc., Class A	8,746
722	Macy’s, Inc.	34,637

		43,383

	Specialty Retail — 2.4%
73	GameStop Corp., Class A	3,056
254	Gap, Inc. (The)	10,587
496	Home Depot, Inc. (The)	38,448

		52,091

	Textiles, Apparel & Luxury Goods — 0.4%
173	Hanesbrands, Inc.	8,885

	Total Consumer Discretionary	275,457

	Consumer Staples — 8.9%
	Beverages — 0.4%
173	Molson Coors Brewing Co., Class B	8,265

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.4%
461	CVS Caremark Corp.	26,360
621	Walgreen Co.	27,426

		53,786

	Food Products — 3.4%
986	Archer-Daniels-Midland Co.	33,422
69	Campbell Soup Co.	3,086
263	ConAgra Foods, Inc.	9,197
190	General Mills, Inc.	9,216
117	Ingredion, Inc.	7,684
85	JM Smucker Co. (The)	8,809
101	Tyson Foods, Inc., Class A	2,581

		73,995

	Household Products — 1.3%
88	Energizer Holdings, Inc.	8,855
167	Kimberly-Clark Corp.	16,213
82	Spectrum Brands Holdings, Inc.	4,669

		29,737

	Personal Products — 0.4%
148	Nu Skin Enterprises, Inc., Class A	9,027

	Tobacco — 1.0%
272	Altria Group, Inc.	9,517
157	Lorillard, Inc.	6,862
53	Philip Morris International, Inc.	4,574

		20,953

	Total Consumer Staples	195,763

	Energy — 9.3%
	Energy Equipment & Services — 0.1%
50	Schlumberger Ltd.	3,597

	Oil, Gas & Consumable Fuels — 9.2%
352	Anadarko Petroleum Corp.	30,205
505	Chevron Corp.	59,703
585	ConocoPhillips	35,362
561	Exxon Mobil Corp.	50,673
28	Marathon Petroleum Corp.	1,954
154	Phillips 66	9,060
143	Tesoro Corp.	7,503
254	Western Refining, Inc.	7,124

		201,584

	Total Energy	205,181

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 14.6%
	Capital Markets — 1.8%
286	American Capital Ltd. (a)	3,627
122	Ameriprise Financial, Inc.	9,892
136	Goldman Sachs Group, Inc. (The)	20,572
211	Morgan Stanley	5,143

		39,234

	Commercial Banks — 2.2%
1,183	Wells Fargo & Co.	48,841

	Consumer Finance — 1.6%
735	Discover Financial Services	35,011

	Diversified Financial Services — 1.7%
799	Citigroup, Inc.	38,343

	Insurance — 3.9%
59	ACE Ltd., (Switzerland)	5,306
640	Allstate Corp. (The)	30,807
566	CNO Financial Group, Inc.	7,337
71	Everest Re Group Ltd., (Bermuda)	9,132
301	Lincoln National Corp.	10,992
97	RenaissanceRe Holdings Ltd., (Bermuda)	8,401
185	Travelers Cos., Inc. (The)	14,769

		86,744

	Real Estate Investment Trusts (REITs) — 2.9%
211	American Tower Corp.	15,461
211	Extra Space Storage, Inc.	8,851
674	General Growth Properties, Inc.	13,388
222	GEO Group, Inc. (The)	7,544
101	HCP, Inc.	4,567
107	Hospitality Properties Trust	2,823
151	Ventas, Inc.	10,495

		63,129

	Thrifts & Mortgage Finance — 0.5%
28	Nationstar Mortgage Holdings, Inc. (a)	1,041
214	Ocwen Financial Corp. (a)	8,825

		9,866

	Total Financials	321,168

	Health Care — 12.4%
	Biotechnology — 4.3%
436	Amgen, Inc.	43,006
343	Gilead Sciences, Inc. (a)	17,570
429	Vertex Pharmaceuticals, Inc. (a)	34,296

		94,872

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 1.0%
222	CareFusion Corp. (a)	8,173
284	Medtronic, Inc.	14,628

		22,801

	Health Care Providers & Services — 2.9%
140	Aetna, Inc.	8,915
154	AmerisourceBergen Corp.	8,570
172	Centene Corp. (a)	9,013
212	Express Scripts Holding Co. (a)	13,103
209	Omnicare, Inc.	9,976
157	WellPoint, Inc.	12,816

		62,393

	Pharmaceuticals — 4.2%
519	Eli Lilly & Co.	25,469
2,087	Pfizer, Inc.	58,467
131	Salix Pharmaceuticals Ltd. (a)	8,632

		92,568

	Total Health Care	272,634

	Industrials — 10.2%
	Aerospace & Defense — 3.6%
557	Honeywell International, Inc.	44,161
99	Huntington Ingalls Industries, Inc.	5,597
358	Northrop Grumman Corp.	29,659

		79,417

	Air Freight & Logistics — 0.1%
18	United Parcel Service, Inc., Class B	1,513

	Airlines — 1.1%
162	Alaska Air Group, Inc. (a)	8,409
119	Delta Air Lines, Inc. (a)	2,217
625	Southwest Airlines Co.	8,056
183	United Continental Holdings, Inc. (a)	5,723

		24,405

	Commercial Services & Supplies — 0.6%
148	Avery Dennison Corp.	6,329
532	Pitney Bowes, Inc.	7,811

		14,140

	Construction & Engineering — 1.2%
314	AECOM Technology Corp. (a)	9,992
175	Chicago Bridge & Iron Co. N.V., (Netherlands)	10,428
161	EMCOR Group, Inc.	6,541

		26,961

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	17

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electrical Equipment — 0.1%
21	Roper Industries, Inc.	2,609

	Industrial Conglomerates — 0.5%
155	Danaher Corp.	9,805

	Machinery — 2.3%
139	Crane Co.	8,341
609	Ingersoll-Rand plc, (Ireland)	33,811
71	Oshkosh Corp. (a)	2,696
65	Stanley Black & Decker, Inc.	5,009

		49,857

	Professional Services — 0.4%
86	Dun & Bradstreet Corp. (The)	8,361

	Road & Rail — 0.3%
92	Norfolk Southern Corp.	6,676

	Total Industrials	223,744

	Information Technology — 19.5%
	Communications Equipment — 2.3%
2,097	Cisco Systems, Inc.	50,988

	Computers & Peripherals — 2.9%
708	Hewlett-Packard Co.	17,546
818	Seagate Technology plc, (Ireland)	36,662
149	Western Digital Corp.	9,251

		63,459

	Internet Software & Services — 1.5%
209	AOL, Inc. (a) (m)	7,621
1,004	Yahoo!, Inc. (a)	25,210

		32,831

	IT Services — 3.6%
48	Alliance Data Systems Corp. (a)	8,653
224	Amdocs Ltd.	8,293
192	Computer Sciences Corp.	8,417
309	CoreLogic, Inc. (a)	7,162
16	MasterCard, Inc., Class A	8,905
208	Visa, Inc., Class A	37,994

		79,424

	Semiconductors & Semiconductor Equipment — 3.2%
492	Applied Materials, Inc.	7,339
416	Avago Technologies Ltd., (Singapore)	15,531
196	Broadcom Corp., Class A	6,624
133	Freescale Semiconductor Ltd. (a)	1,802
513	Lam Research Corp. (a)	22,737

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued

380	ON Semiconductor Corp. (a)	3,069
327	Xilinx, Inc.	12,941

		70,043

	Software — 6.0%
1,545	Microsoft Corp.	53,332
1,295	Oracle Corp.	39,788
335	Rovi Corp. (a)	7,656
1,399	Symantec Corp.	31,442

		132,218

	Total Information Technology	428,963

	Materials — 4.1%
	Chemicals — 3.5%
504	LyondellBasell Industries N.V., (Netherlands), Class A	33,389
106	Monsanto Co.	10,423
227	PPG Industries, Inc.	33,226

		77,038

	Containers & Packaging — 0.3%
111	Greif, Inc., Class A	5,825

	Paper & Forest Products — 0.3%
150	International Paper Co.	6,625

	Total Materials	89,488

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 2.5%
714	AT&T, Inc. (m)	25,272
191	CenturyLink, Inc.	6,767
439	Verizon Communications, Inc.	22,109

	Total Telecommunication Services	54,148

	Utilities — 3.1%
	Electric Utilities — 1.8%
711	American Electric Power Co., Inc.	31,837
144	Pinnacle West Capital Corp.	8,004

		39,841

	Gas Utilities — 0.5%
251	UGI Corp.	9,817

	Independent Power Producers & Energy Traders — 0.8%
735	AES Corp. (m)	8,813
396	Calpine Corp. (a)	8,415

		17,228

	Total Utilities	66,886

	Total Common Stocks (Cost $1,670,861)	2,133,432

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.6%
	Investment Company — 3.6%
79,535	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $79,535)	79,535

	Total Investments — 100.7% (Cost $1,750,396)	2,212,967
	Liabilities in Excess of Other Assets — (0.7)%	(15,173)

	NET ASSETS — 100.0%	$2,197,794

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
813	E-mini S&P 500	09/20/13	$65,012	$(192)

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	19

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 17.8%
	Auto Components — 0.5%
68	Delphi Automotive plc, (United Kingdom)	3,432

	Diversified Consumer Services — 0.8%
100	H&R Block, Inc.	2,778
141	Service Corp. International	2,540

		5,318

	Hotels, Restaurants & Leisure — 2.3%
55	Bally Technologies, Inc. (a)	3,092
84	Brinker International, Inc.	3,324
75	Dunkin’ Brands Group, Inc.	3,199
72	Six Flags Entertainment Corp.	2,524
43	Wyndham Worldwide Corp.	2,432
10	Wynn Resorts Ltd.	1,293

		15,864

	Household Durables — 1.2%
61	Jarden Corp. (a)	2,660
132	PulteGroup, Inc. (a)	2,511
33	Tempur-Sealy International, Inc. (a)	1,449
17	Whirlpool Corp.	1,967

		8,587

	Internet & Catalog Retail — 2.0%
44	Expedia, Inc.	2,671
66	Liberty Ventures, Series A (a)	5,628
7	priceline.com, Inc. (a)	5,872

		14,171

	Media — 4.4%
188	Comcast Corp., Class A	7,886
115	DIRECTV (a)	7,092
30	Scripps Networks Interactive, Inc., Class A	2,009
48	Time Warner Cable, Inc.	5,422
114	Viacom, Inc., Class B	7,765

		30,174

	Multiline Retail — 1.7%
34	Dillard’s, Inc., Class A	2,778
184	Macy’s, Inc.	8,837

		11,615

	Specialty Retail — 4.5%
195	Gap, Inc. (The)	8,142
259	Home Depot, Inc. (The)	20,057
54	TJX Cos., Inc.	2,708

		30,907

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.4%
57	Hanesbrands, Inc.	2,931

	Total Consumer Discretionary	122,999

	Consumer Staples — 12.5%
	Beverages — 3.8%
268	Coca-Cola Co. (The)	10,765
89	Coca-Cola Enterprises, Inc.	3,115
55	Molson Coors Brewing Co., Class B	2,647
123	PepsiCo, Inc.	10,044

		26,571

	Food & Staples Retailing — 2.8%
101	CVS Caremark Corp.	5,752
124	Kroger Co. (The)	4,279
211	Walgreen Co.	9,331

		19,362

	Food Products — 2.8%
75	Campbell Soup Co.	3,346
52	ConAgra Foods, Inc.	1,806
99	General Mills, Inc.	4,785
38	Ingredion, Inc.	2,513
28	JM Smucker Co. (The)	2,909
48	Mead Johnson Nutrition Co.	3,803

		19,162

	Household Products — 0.9%
58	Colgate-Palmolive Co.	3,329
28	Energizer Holdings, Inc.	2,824

		6,153

	Personal Products — 0.4%
49	Nu Skin Enterprises, Inc., Class A	3,013

	Tobacco — 1.8%
352	Altria Group, Inc.	12,310

	Total Consumer Staples	86,571

	Energy — 4.5%
	Energy Equipment & Services — 0.6%
40	Diamond Offshore Drilling, Inc.	2,738
16	Schlumberger Ltd.	1,154

		3,892

	Oil, Gas & Consumable Fuels — 3.9%
88	Anadarko Petroleum Corp.	7,587
39	Chevron Corp.	4,565
58	ConocoPhillips	3,497
53	Exxon Mobil Corp.	4,816
14	Marathon Petroleum Corp.	995

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
71	Oasis Petroleum, Inc. (a)	2,771
13	Phillips 66	760
86	Western Refining, Inc.	2,411

		27,402

	Total Energy	31,294

	Financials — 4.9%
	Capital Markets — 0.3%
60	American Capital Ltd. (a)	763
39	Morgan Stanley	955

		1,718

	Consumer Finance — 1.5%
222	Discover Financial Services	10,571

	Insurance — 0.5%
23	Prudential Financial, Inc.	1,695
7	RenaissanceRe Holdings Ltd., (Bermuda)	642
29	Validus Holdings Ltd., (Bermuda)	1,033

		3,370

	Real Estate Investment Trusts (REITs) — 2.2%
138	American Tower Corp.	10,126
71	Extra Space Storage, Inc.	2,956
34	Ventas, Inc.	2,348

		15,430

	Thrifts & Mortgage Finance — 0.4%
71	Ocwen Financial Corp. (a)	2,943

	Total Financials	34,032

	Health Care — 12.4%
	Biotechnology — 6.8%
159	Amgen, Inc.	15,726
334	Gilead Sciences, Inc. (a)	17,120
34	Pharmacyclics, Inc. (a)	2,686
149	Vertex Pharmaceuticals, Inc. (a)	11,893

		47,425

	Health Care Equipment & Supplies — 0.4%
83	CareFusion Corp. (a)	3,058

	Health Care Providers & Services — 1.7%
51	AmerisourceBergen Corp.	2,858
41	Centene Corp. (a)	2,151
71	Express Scripts Holding Co. (a)	4,374
28	Omnicare, Inc.	1,312
11	WellPoint, Inc.	868

		11,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 3.5%
71	AbbVie, Inc. (m)	2,935
212	Eli Lilly & Co.	10,433
384	Pfizer, Inc.	10,742

		24,110

	Total Health Care	86,156

	Industrials — 12.1%
	Aerospace & Defense — 3.4%
192	Honeywell International, Inc.	15,225
32	Huntington Ingalls Industries, Inc.	1,785
82	Northrop Grumman Corp.	6,806

		23,816

	Air Freight & Logistics — 0.9%
70	United Parcel Service, Inc., Class B	6,080

	Airlines — 0.8%
198	Delta Air Lines, Inc. (a)	3,695
73	United Continental Holdings, Inc. (a)	2,291

		5,986

	Commercial Services & Supplies — 0.6%
197	Pitney Bowes, Inc.	2,896
86	R.R. Donnelley & Sons Co.	1,204

		4,100

	Construction & Engineering — 0.8%
82	AECOM Technology Corp. (a)	2,594
47	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,780

		5,374

	Industrial Conglomerates — 0.8%
86	Danaher Corp.	5,444

	Machinery — 3.8%
221	Ingersoll-Rand plc, (Ireland)	12,242
19	Middleby Corp. (a)	3,283
46	Oshkosh Corp. (a)	1,731
42	Parker Hannifin Corp.	4,026
57	Pentair Ltd., (Switzerland)	3,303
21	Stanley Black & Decker, Inc.	1,639

		26,224

	Professional Services — 0.4%
28	Dun & Bradstreet Corp. (The)	2,690

	Road & Rail — 0.6%
29	Union Pacific Corp.	4,412

	Total Industrials	84,126

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 27.3%
	Communications Equipment — 1.9%
441	Cisco Systems, Inc.	10,716
37	QUALCOMM, Inc.	2,266

		12,982

	Computers & Peripherals — 3.7%
12	Apple, Inc.	4,614
154	Hewlett-Packard Co.	3,822
73	NetApp, Inc. (a)	2,743
260	Seagate Technology plc, (Ireland)	11,660
47	Western Digital Corp.	2,931

		25,770

	Internet Software & Services — 3.5%
70	AOL, Inc. (a) (m)	2,543
14	Google, Inc., Class A (a)	12,501
372	Yahoo!, Inc. (a)	9,346

		24,390

	IT Services — 5.0%
18	Alliance Data Systems Corp. (a)	3,213
62	Computer Sciences Corp.	2,692
102	CoreLogic, Inc. (a)	2,371
44	International Business Machines Corp.	8,361
62	NeuStar, Inc., Class A (a)	3,023
81	Visa, Inc., Class A	14,766

		34,426

	Semiconductors & Semiconductor Equipment — 3.2%
157	Applied Materials, Inc.	2,347
147	Avago Technologies Ltd., (Singapore)	5,506
61	Broadcom Corp., Class A	2,070
41	Freescale Semiconductor Ltd. (a)	554
145	Lam Research Corp. (a)	6,438
133	ON Semiconductor Corp. (a)	1,072
109	Xilinx, Inc.	4,325

		22,312

	Software — 10.0%
77	Adobe Systems, Inc. (a) (m)	3,499
93	Aspen Technology, Inc. (a)	2,683
958	Microsoft Corp.	33,068
598	Oracle Corp.	18,355
113	Rovi Corp. (a)	2,590
422	Symantec Corp.	9,480

		69,675

	Total Information Technology	189,555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 4.0%
	Chemicals — 3.6%
17	CF Industries Holdings, Inc.	2,933
117	LyondellBasell Industries N.V., (Netherlands), Class A	7,779
74	Monsanto Co.	7,341
48	PPG Industries, Inc.	7,010

		25,063

	Containers & Packaging — 0.4%
61	Silgan Holdings, Inc.	2,874

	Total Materials	27,937

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
270	AT&T, Inc. (m)	9,548
100	CenturyLink, Inc.	3,550

	Total Telecommunication Services	13,098

	Utilities — 0.4%
	Gas Utilities — 0.4%
75	UGI Corp.	2,945

	Total Common Stocks (Cost $535,090)	678,713

Short-Term Investment — 2.5%
	Investment Company — 2.5%
17,525	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030%, (b) (l) (m) (Cost $17,525)	17,525

	Total Investments — 100.3% (Cost $552,615)	696,238
	Liabilities in Excess of Other Assets — (0.3)%	(2,374)

	NET ASSETS — 100.0%	$693,864

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
232	E-mini S&P 500	09/20/2013	$18,552	$211

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.8%
	Consumer Discretionary — 14.1%
	Auto Components — 0.5%
37	Delphi Automotive plc, (United Kingdom)	1,850
14	TRW Automotive Holdings Corp. (a)	904

		2,754

	Distributors — 0.5%
3	Genuine Parts Co.	227
98	LKQ Corp. (a)	2,531

		2,758

	Diversified Consumer Services — 0.9%
268	Service Corp. International	4,834

	Hotels, Restaurants & Leisure — 1.8%
74	Brinker International, Inc.	2,934
114	Wyndham Worldwide Corp.	6,501

		9,435

	Household Durables — 2.2%
51	Jarden Corp. (a)	2,240
68	Leggett & Platt, Inc.	2,102
362	PulteGroup, Inc. (a)	6,867
4	Tupperware Brands Corp.	318

		11,527

	Internet & Catalog Retail — 1.8%
9	Expedia, Inc.	560
43	Groupon, Inc. (a)	368
73	Liberty Ventures, Series A, (a)	6,231
10	Netflix, Inc. (a)	2,005

		9,164

	Leisure Equipment & Products — 0.2%
17	Mattel, Inc.	757

	Media — 0.3%
14	AMC Networks, Inc., Class A (a) (m)	903
15	Cinemark Holdings, Inc.	410

		1,313

	Multiline Retail — 2.2%
20	Dillard’s, Inc., Class A	1,623
18	Dollar Tree, Inc. (a)	925
183	Macy’s, Inc.	8,770

		11,318

	Specialty Retail — 3.2%
6	CST Brands, Inc. (a)	194
42	Foot Locker, Inc.	1,482
76	GameStop Corp., Class A	3,205

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
85	Gap, Inc. (The)	3,547
24	O’Reilly Automotive, Inc. (a)	2,703
27	Ross Stores, Inc.	1,763
39	TJX Cos., Inc.	1,937
35	Urban Outfitters, Inc. (a)	1,404

		16,235

	Textiles, Apparel & Luxury Goods — 0.5%
6	Carter’s, Inc.	422
32	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,985

		2,407

	Total Consumer Discretionary	72,502

	Consumer Staples — 6.7%
	Beverages — 0.8%
79	Constellation Brands, Inc., Class A (a)	4,107

	Food & Staples Retailing — 0.6%
93	Kroger Co. (The)	3,212

	Food Products — 3.3%
158	Campbell Soup Co.	7,086
91	Ingredion, Inc.	5,952
153	Tyson Foods, Inc., Class A	3,939

		16,977

	Personal Products — 0.2%
63	Coty, Inc., Class A (a)	1,079

	Tobacco — 1.8%
204	Lorillard, Inc.	8,890

	Total Consumer Staples	34,265

	Energy — 6.2%
	Energy Equipment & Services — 1.6%
8	Baker Hughes, Inc.	378
14	Dresser-Rand Group, Inc. (a)	810
17	National Oilwell Varco, Inc.	1,151
57	Oil States International, Inc. (a)	5,276
9	Unit Corp. (a)	396

		8,011

	Oil, Gas & Consumable Fuels — 4.6%
22	Cabot Oil & Gas Corp.	1,527
35	Cimarex Energy Co.	2,258
10	Continental Resources, Inc. (a)	878
75	Energen Corp.	3,930
45	EQT Corp.	3,532
18	Marathon Petroleum Corp.	1,279
59	Murphy Oil Corp.	3,586

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels— Continued
38	Newfield Exploration Co. (a)	896
36	Noble Energy, Inc.	2,156
64	Peabody Energy Corp.	937
34	Tesoro Corp.	1,800
34	Valero Energy Corp.	1,172

		23,951

	Total Energy	31,962

	Financials — 18.4%
	Capital Markets — 1.2%
28	Affiliated Managers Group, Inc. (a) (m)	4,508
138	American Capital Ltd. (a)	1,750

		6,258

	Commercial Banks — 2.5%
12	BankUnited, Inc.	307
18	BOK Financial Corp.	1,146
95	Huntington Bancshares, Inc.	745
202	KeyCorp	2,232
8	M&T Bank Corp.	905
122	Regions Financial Corp.	1,161
30	Signature Bank (a)	2,457
47	SVB Financial Group (a)	3,933

		12,886

	Consumer Finance — 1.7%
187	Discover Financial Services	8,885

	Diversified Financial Services — 0.3%
42	NASDAQ OMX Group, Inc. (The)	1,385

	Insurance — 4.7%
25	Allied World Assurance Co. Holdings AG, (Switzerland)	2,315
70	American Financial Group, Inc.	3,419
22	Aon plc, (United Kingdom)	1,384
26	Arch Capital Group Ltd., (Bermuda) (a)	1,324
24	Assurant, Inc.	1,224
114	Assured Guaranty Ltd., (Bermuda)	2,524
16	Axis Capital Holdings Ltd., (Bermuda)	742
7	Everest Re Group Ltd., (Bermuda)	949
45	Hartford Financial Services Group, Inc.	1,398
31	Lincoln National Corp.	1,134
41	Principal Financial Group, Inc.	1,550
40	Protective Life Corp.	1,536
14	Torchmark Corp.	915

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
96	Unum Group	2,814
32	Validus Holdings Ltd., (Bermuda)	1,152

		24,380

	Real Estate Investment Trusts (REITs) — 7.7%
15	American Capital Agency Corp.	352
83	Annaly Capital Management, Inc.	1,047
76	Apartment Investment & Management Co., Class A	2,295
3	AvalonBay Communities, Inc.	378
73	Brandywine Realty Trust	992
14	Camden Property Trust	961
24	Chimera Investment Corp.	73
45	CommonWealth REIT	1,037
50	DDR Corp.	824
54	Digital Realty Trust, Inc.	3,306
43	Douglas Emmett, Inc. (m)	1,065
282	Duke Realty Corp.	4,399
20	Equity Residential	1,144
19	Extra Space Storage, Inc.	792
41	Health Care REIT, Inc.	2,775
145	Hospitality Properties Trust	3,817
97	Host Hotels & Resorts, Inc.	1,630
25	Mack-Cali Realty Corp.	620
15	Mid-America Apartment Communities, Inc.	996
38	Post Properties, Inc.	1,886
66	Retail Properties of America, Inc., Class A	940
8	SL Green Realty Corp.	679
34	Taubman Centers, Inc.	2,533
37	Ventas, Inc.	2,548
35	WP Carey, Inc.	2,289

		39,378

	Real Estate Management & Development — 0.3%
3	Jones Lang LaSalle, Inc.	237
69	St. Joe Co. (The) (a)	1,461

		1,698

	Total Financials	94,870

	Health Care — 10.7%
	Biotechnology — 3.3%
36	Alexion Pharmaceuticals, Inc. (a)	3,293
37	BioMarin Pharmaceutical, Inc. (a)	2,042
51	Medivation, Inc. (a)	2,524
23	Pharmacyclics, Inc. (a)	1,844

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Biotechnology — Continued
60	Quintiles Transnational Holdings, Inc. (a)	2,553
62	Vertex Pharmaceuticals, Inc. (a)	4,984

		17,240

	Health Care Equipment & Supplies — 2.3%
204	Alere, Inc. (a)	5,001
12	Cooper Cos., Inc. (The)	1,369
95	Hologic, Inc. (a)	1,828
52	Zimmer Holdings, Inc.	3,919

		12,117

	Health Care Providers & Services — 3.9%
118	AmerisourceBergen Corp.	6,571
43	Catamaran Corp. (a)	2,115
75	Community Health Systems, Inc.	3,497
79	HCA Holdings, Inc.	2,860
58	Humana, Inc.	4,877

		19,920

	Life Sciences Tools & Services — 0.7%
46	Life Technologies Corp. (a)	3,382

	Pharmaceuticals — 0.5%
21	Perrigo Co.	2,565

	Total Health Care	55,224

	Industrials — 13.7%
	Aerospace & Defense — 1.7%
17	Alliant Techsystems, Inc.	1,408
86	Huntington Ingalls Industries, Inc.	4,881
28	L-3 Communications Holdings, Inc.	2,435
3	Northrop Grumman Corp.	273

		8,997

	Airlines — 0.6%
24	Copa Holdings S.A., (Panama), Class A	3,173

	Commercial Services & Supplies — 1.4%
291	KAR Auction Services, Inc.	6,662
43	R.R. Donnelley & Sons Co.	600

		7,262

	Construction & Engineering — 2.6%
194	AECOM Technology Corp. (a) (m)	6,180
42	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,530
79	KBR, Inc.	2,567
45	URS Corp.	2,144

		13,421

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.0%
30	Babcock & Wilcox Co. (The)	901
40	Hubbell, Inc., Class B	3,980
7	Regal-Beloit Corp.	467

		5,348

	Machinery — 4.5%
48	AGCO Corp. (m)	2,424
10	Gardner Denver, Inc.	729
80	Ingersoll-Rand plc, (Ireland)	4,431
31	Lincoln Electric Holdings, Inc.	1,758
28	Oshkosh Corp. (a)	1,075
67	Parker Hannifin Corp.	6,425
73	Timken Co.	4,131
36	Toro Co. (The)	1,617
7	WABCO Holdings, Inc. (a)	515

		23,105

	Marine — 0.3%
17	Kirby Corp. (a)	1,344

	Professional Services — 1.0%
91	Manpower, Inc.	5,003

	Road & Rail — 0.5%
71	CSX Corp.	1,645
18	Landstar System, Inc.	927

		2,572

	Trading Companies & Distributors — 0.1%
19	Air Lease Corp.	519

	Total Industrials	70,744

	Information Technology — 16.3%
	Communications Equipment — 0.6%
38	Harris Corp.	1,864
24	Motorola Solutions, Inc.	1,397

		3,261

	Computers & Peripherals — 1.4%
112	Western Digital Corp.	6,954

	Electronic Equipment, Instruments & Components — 1.8%
54	Arrow Electronics, Inc. (a)	2,140
101	Avnet, Inc. (a)	3,407
96	CDW Corp. (a)	1,790
25	Tech Data Corp. (a)	1,168
60	Vishay Intertechnology, Inc. (a)	829

		9,334

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — 1.1%
31	LinkedIn Corp., Class A (a)	5,438

	IT Services — 4.1%
44	Alliance Data Systems Corp. (a)	7,956
43	Booz Allen Hamilton Holding Corp.	744
138	Computer Sciences Corp.	6,060
19	DST Systems, Inc.	1,222
42	Fidelity National Information Services, Inc.	1,803
47	Lender Processing Services, Inc.	1,520
110	VeriFone Systems, Inc. (a)	1,841

		21,146

	Office Electronics — 0.7%
403	Xerox Corp.	3,655

	Semiconductors & Semiconductor Equipment — 2.8%
18	Analog Devices, Inc.	811
167	Applied Materials, Inc.	2,494
23	KLA-Tencor Corp.	1,276
21	Lam Research Corp. (a)	918
190	LSI Corp. (a)	1,357
355	Marvell Technology Group Ltd., (Bermuda)	4,156
149	NVIDIA Corp.	2,096
86	Teradyne, Inc. (a)	1,508

		14,616

	Software — 3.8%
461	Activision Blizzard, Inc. (m)	6,574
10	Autodesk, Inc. (a)	326
209	CA, Inc.	5,978
28	Cadence Design Systems, Inc. (a)	410
44	Rovi Corp. (a)	998
187	Symantec Corp.	4,195
32	Synopsys, Inc. (a)	1,126

		19,607

	Total Information Technology	84,011

	Materials — 4.7%
	Chemicals — 2.3%
17	CF Industries Holdings, Inc.	2,950
33	Huntsman Corp.	538
41	PPG Industries, Inc.	5,996
34	Valspar Corp. (The)	2,205

		11,689

	Containers & Packaging — 0.6%
30	Crown Holdings, Inc. (a)	1,234
7	Greif, Inc., Class A	369

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — Continued
5	Rock Tenn Co., Class A	539
48	Sealed Air Corp.	1,154

		3,296

	Metals & Mining — 0.9%
11	Nucor Corp.	477
56	Reliance Steel & Aluminum Co.	3,671
48	Steel Dynamics, Inc.	714

		4,862

	Paper & Forest Products — 0.9%
23	Domtar Corp., (Canada)	1,550
68	International Paper Co.	2,995

		4,545

	Total Materials	24,392

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 0.9%
1,198	Frontier Communications Corp.	4,851

	Wireless Telecommunication Services — 0.8%
34	Crown Castle International Corp. (a)	2,432
22	SBA Communications Corp., Class A (a)	1,653

		4,085

	Total Telecommunication Services	8,936

	Utilities — 6.3%
	Electric Utilities — 0.2%
32	NV Energy, Inc.	760
7	Pinnacle West Capital Corp.	399

		1,159

	Gas Utilities — 0.6%
75	UGI Corp.	2,937

	Independent Power Producers & Energy Traders — 0.8%
363	AES Corp. (m)	4,351

	Multi-Utilities — 4.7%
36	Alliant Energy Corp.	1,813
51	Ameren Corp.	1,756
156	CenterPoint Energy, Inc.	3,655
68	CMS Energy Corp.	1,850
33	Consolidated Edison, Inc.	1,948
58	DTE Energy Co.	3,866
45	MDU Resources Group, Inc.	1,156
44	SCANA Corp.	2,146

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Multi-Utilities — Continued
53	Sempra Energy	4,358
96	TECO Energy, Inc.	1,644

		24,192

	Total Utilities	32,639

	Total Common Stocks (Cost $368,288)	509,545

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
810	U.S. Treasury Notes, 0.250%, 11/30/13 (k) (Cost $810)	810

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.9%
	Investment Company — 0.9%
4,512	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $4,512)	4,512

	Total Investments — 99.8% (Cost $373,610)	514,867
	Other Assets in Excess of Liabilities — 0.2%	896

	NET ASSETS — 100.0%	$515,763

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
53	S&P Mid Cap 400	09/20/2013	$6,137	$31

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 7.8%
	Auto Components — 0.4%
56	Delphi Automotive plc, (United Kingdom)	2,823
70	Goodyear Tire & Rubber Co. (The) (a)	1,066

		3,889

	Automobiles — 1.4%
973	Ford Motor Co.	15,052

	Diversified Consumer Services — 0.3%
121	H&R Block, Inc.	3,344

	Household Durables — 1.1%
105	Jarden Corp. (a)	4,614
176	PulteGroup, Inc. (a)	3,333
39	Whirlpool Corp.	4,460

		12,407

	Media — 3.1%
232	CBS Corp. (Non-Voting), Class B	11,338
196	Gannett Co., Inc.	4,793
67	Time Warner Cable, Inc.	7,514
20	Time Warner, Inc.	1,150
145	Viacom, Inc., Class B	9,833

		34,628

	Multiline Retail — 0.4%
51	Dillard’s, Inc., Class A	4,172

	Specialty Retail — 1.1%
124	GameStop Corp., Class A	5,216
171	Gap, Inc. (The)	7,136

		12,352

	Total Consumer Discretionary	85,844

	Consumer Staples — 6.3%
	Beverages — 0.4%
88	Molson Coors Brewing Co., Class B	4,188

	Food & Staples Retailing — 1.8%
255	CVS Caremark Corp.	14,558
164	Kroger Co. (The)	5,654

		20,212

	Food Products — 1.7%
415	Archer-Daniels-Midland Co.	14,066
30	Ingredion, Inc.	1,975
113	Tyson Foods, Inc., Class A	2,910

		18,951

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.5%
53	Energizer Holdings, Inc.	5,277
35	Kimberly-Clark Corp.	3,361
94	Procter & Gamble Co. (The)	7,229

		15,867

	Personal Products — 0.9%
108	Herbalife Ltd., (Cayman Islands)	4,870
88	Nu Skin Enterprises, Inc., Class A	5,397

		10,267

	Total Consumer Staples	69,485

	Energy — 14.3%
	Energy Equipment & Services — 0.2%
25	Schlumberger Ltd.	1,820

	Oil, Gas & Consumable Fuels — 14.1%
298	Chevron Corp.	35,260
412	ConocoPhillips	24,908
629	Exxon Mobil Corp.	56,821
560	Marathon Oil Corp.	19,368
80	Marathon Petroleum Corp.	5,649
126	Phillips 66	7,444
52	Tesoro Corp.	2,731
117	Western Refining, Inc.	3,276

		155,457

	Total Energy	157,277

	Financials — 27.1%
	Capital Markets — 3.4%
334	American Capital Ltd. (a)	4,229
179	Ameriprise Financial, Inc.	14,461
108	Goldman Sachs Group, Inc. (The)	16,328
107	Morgan Stanley	2,609

		37,627

	Commercial Banks — 5.2%
172	BB&T Corp.	5,838
393	CapitalSource, Inc.	3,682
321	Fifth Third Bancorp	5,799
32	PNC Financial Services Group, Inc.	2,332
951	Wells Fargo & Co.	39,266

		56,917

	Consumer Finance — 1.8%
411	Discover Financial Services	19,575

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 5.3%
2,025	Bank of America Corp.	26,047
680	Citigroup, Inc.	32,605

		58,652

	Insurance — 7.1%
54	Allied World Assurance Co. Holdings AG, (Switzerland)	4,964
415	Allstate Corp. (The)	19,951
93	Chubb Corp. (The)	7,864
124	Lincoln National Corp.	4,508
48	PartnerRe Ltd., (Bermuda)	4,383
230	Prudential Financial, Inc.	16,812
49	RenaissanceRe Holdings Ltd., (Bermuda)	4,235
75	Torchmark Corp.	4,859
131	Travelers Cos., Inc. (The)	10,485

		78,061

	Real Estate Investment Trusts (REITs) — 3.9%
205	Annaly Capital Management, Inc.	2,574
326	Brandywine Realty Trust	4,404
194	CBL & Associates Properties, Inc.	4,160
131	Douglas Emmett, Inc. (m)	3,261
81	EPR Properties	4,092
121	Extra Space Storage, Inc.	5,090
165	Hospitality Properties Trust	4,344
214	Piedmont Office Realty Trust, Inc., Class A	3,832
62	Realty Income Corp.	2,582
120	Ventas, Inc.	8,314

		42,653

	Thrifts & Mortgage Finance — 0.4%
106	Ocwen Financial Corp. (a)	4,386

	Total Financials	297,871

	Health Care — 11.8%
	Biotechnology — 1.4%
159	Amgen, Inc.	15,687

	Health Care Equipment & Supplies — 1.4%
64	CareFusion Corp. (a)	2,373
251	Medtronic, Inc.	12,924

		15,297

	Health Care Providers & Services — 4.5%
259	Aetna, Inc.	16,451
79	AmerisourceBergen Corp.	4,427
97	Community Health Systems, Inc.	4,529

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
96	Omnicare, Inc.	4,561
241	WellPoint, Inc.	19,699

		49,667

	Pharmaceuticals — 4.5%
113	Endo Health Solutions, Inc. (a)	4,164
144	Mylan, Inc. (a)	4,478
1,446	Pfizer, Inc.	40,492

		49,134

	Total Health Care	129,785

	Industrials — 8.7%
	Aerospace & Defense — 1.8%
193	General Dynamics Corp.	15,126
57	Northrop Grumman Corp.	4,744

		19,870

	Airlines — 0.5%
62	Alaska Air Group, Inc. (a)	3,203
78	Delta Air Lines, Inc. (a)	1,450
38	United Continental Holdings, Inc. (a)	1,174

		5,827

	Commercial Services & Supplies — 0.8%
99	Avery Dennison Corp.	4,212
271	Pitney Bowes, Inc.	3,975

		8,187

	Construction & Engineering — 0.4%
137	AECOM Technology Corp. (a)	4,352

	Industrial Conglomerates — 0.5%
213	General Electric Co.	4,932

	Machinery — 4.5%
60	Crane Co.	3,611
156	Illinois Tool Works, Inc.	10,763
293	Ingersoll-Rand plc, (Ireland)	16,251
114	Oshkosh Corp. (a)	4,344
65	Parker Hannifin Corp.	6,163
58	Stanley Black & Decker, Inc.	4,445
157	Terex Corp. (a)	4,118

		49,695

	Road & Rail — 0.2%
17	Union Pacific Corp.	2,607

	Total Industrials	95,470

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 9.3%
	Communications Equipment — 2.9%
1,319	Cisco Systems, Inc.	32,065

	Computers & Peripherals — 2.0%
588	Hewlett-Packard Co.	14,570
111	Western Digital Corp.	6,861

		21,431

	Internet Software & Services — 0.4%
110	AOL, Inc. (a)	4,013

	IT Services — 0.8%
14	Amdocs Ltd.	527
97	Computer Sciences Corp.	4,254
155	CoreLogic, Inc. (a)	3,598

		8,379

	Semiconductors & Semiconductor Equipment — 2.9%
260	Applied Materials, Inc.	3,871
142	Avago Technologies Ltd., (Singapore)	5,289
76	Broadcom Corp., Class A	2,549
72	Freescale Semiconductor Ltd. (a)	980
114	Intel Corp.	2,761
215	Lam Research Corp. (a)	9,546
244	ON Semiconductor Corp. (a)	1,971
122	Xilinx, Inc.	4,848

		31,815

	Software — 0.3%
167	Rovi Corp. (a)	3,807

	Total Information Technology	101,510

	Materials — 3.2%
	Chemicals — 1.7%
262	LyondellBasell Industries N.V., (Netherlands), Class A	17,360
9	PPG Industries, Inc.	1,347

		18,707

	Paper & Forest Products — 1.5%
38	Domtar Corp., (Canada)	2,554
239	International Paper Co.	10,577
223	Louisiana-Pacific Corp. (a)	3,301

		16,432

	Total Materials	35,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
695	AT&T, Inc.	24,596
121	CenturyLink, Inc.	4,275

	Total Telecommunication Services	28,871

	Utilities — 5.8%
	Electric Utilities — 3.5%
382	American Electric Power Co., Inc.	17,115
80	Cleco Corp.	3,714
62	Edison International	2,996
143	NextEra Energy, Inc.	11,644
49	Pinnacle West Capital Corp.	2,690

		38,159

	Gas Utilities — 0.4%
118	UGI Corp.	4,595

	Independent Power Producers & Energy Traders — 0.4%
399	AES Corp. (m)	4,787

	Multi-Utilities — 1.5%
198	CenterPoint Energy, Inc.	4,661
61	Consolidated Edison, Inc.	3,551
100	Sempra Energy	8,143

		16,355

	Total Utilities	63,896

	Total Common Stocks (Cost $842,427)	1,065,148

Short-Term Investment — 3.4%
	Investment Company — 3.4%
36,995	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $36,995)	36,995

	Total Investments — 100.4% (Cost $879,422)	1,102,143
	Liabilities in Excess of Other Assets — (0.4)%	(4,023)

	NET ASSETS — 100.0%	$1,098,120

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	31

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
397	E-mini S&P 500	09/20/2013	$31,746	$(25)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$12,539		$2,133,432	$678,713
Investments in affiliates, at value	64		79,535	17,525

Total investment securities, at value	12,603		2,212,967	696,238
Deposits at broker for futures contracts	—		3,700	1,115
Receivables:
Investment securities sold	370		96,776	45,738
Fund shares sold	—	(a)	553	306
Interest and dividends from non-affiliates	9		1,422	478
Dividends from affiliates	—	(a)	2	—	(a)

Total Assets	12,982		2,315,420	743,875

LIABILITIES:
Payables:
Investment securities purchased	364		100,705	32,210
Fund shares redeemed	—	(a)	14,707	17,042
Variation margin on futures contracts	—		373	84
Accrued liabilities:
Investment advisory fees	—		1,183	383
Administration fees	—		154	50
Shareholder servicing fees	—		325	121
Distribution fees	3		23	17
Custodian and accounting fees	7		22	11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	3	—	(a)
Audit Fees	25		25	25
Other	8		106	68

Total Liabilities	407		117,626	50,011

Net Assets	$12,575		$2,197,794	$693,864

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$14,481	$1,976,240	$905,685
Accumulated undistributed (distributions in excess of) net investment income	38	12,131	2,380
Accumulated net realized gains (losses)	(4,403)	(252,956)	(358,035)
Net unrealized appreciation/depreciation	2,459	462,379	143,834

Total Net Assets	$12,575	$2,197,794	$693,864

Net Assets:
Class A	$8,765	$87,954	$33,582
Class C	2,294	7,336	15,462
Class R2	—	170	603
Class R5	—	710,586	105,839
Select Class	1,516	1,391,748	538,378

Total	$12,575	$2,197,794	$693,864

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	343	2,956	1,144
Class C	92	248	534
Class R2	—	6	21
Class R5	—	23,734	3,599
Select Class	59	46,398	18,236

Net Asset Value (a):
Class A — Redemption price per share	$25.54	$29.76	$29.36
Class C — Offering price per share (b)	25.14	29.53	28.93
Class R2 — Offering and redemption price per share	—	29.43	28.91
Class R5 — Offering and redemption price per share	—	29.94	29.41
Select Class — Offering and redemption price per share	25.65	30.00	29.52
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.96	$31.41	$30.99

Cost of investments in non-affiliates	$10,080	$1,670,861	$535,090
Cost of investments in affiliates	64	79,535	17,525

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$510,355		$1,065,148
Investments in affiliates, at value	4,512		36,995

Total investment securities, at value	514,867		1,102,143
Deposits at broker for futures contracts	—		1,560
Receivables:
Investment securities sold	24,993		35,760
Fund shares sold	302		2,957
Interest and dividends from non-affiliates	627		882
Dividends from affiliates	—	(a)	1
Variation margin on futures contracts	4		—

Total Assets	540,793		1,143,303

LIABILITIES:
Payables:
Distributions	567		828
Investment securities purchased	23,362		42,502
Fund shares redeemed	430		790
Variation margin on futures contracts	—		164
Accrued liabilities:
Investment advisory fees	277		456
Administration fees	36		—
Shareholder servicing fees	85		205
Distribution fees	57		31
Custodian and accounting fees	10		13
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)
Other	205		194

Total Liabilities	25,030		45,183

Net Assets	$515,763		$1,098,120

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$405,796	$948,864
Accumulated undistributed (distributions in excess of) net investment income	(487)	(638)
Accumulated net realized gains (losses)	(30,834)	(72,802)
Net unrealized appreciation /depreciation	141,288	222,696

Total Net Assets	$515,763	$1,098,120

Net Assets:
Class A	$144,405	$71,116
Class B	7,451	—
Class C	36,073	25,538
Class R2	—	934
Class R5	—	62,685
Class R6	—	10,875
Select Class	327,834	926,972

Total	$515,763	$1,098,120

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,684	2,389
Class B	442	—
Class C	2,139	865
Class R2	—	32
Class R5	—	2,096
Class R6	—	364
Select Class	16,851	31,050

Net Asset Value (a):
Class A — Redemption price per share	$18.79	$29.76
Class B — Offering price per share (b)	16.86	—
Class C — Offering price per share (b)	16.87	29.52
Class R2 — Offering and redemption price per share	—	29.69
Class R5 — Offering and redemption price per share	—	29.91
Class R6 — Offering and redemption price per share	—	29.91
Select Class — Offering and redemption price per share	19.45	29.85
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.83	$31.41

Cost of investments in non-affiliates	$369,098	$842,427
Cost of investments in affiliates	4,512	36,995

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$244	$49,847	$13,830
Dividend income from affiliates	— (a)	49	16

Total investment income	244	49,896	13,846

EXPENSES:
Investment advisory fees	73	13,042	4,479
Administration fees	10	1,709	587
Distribution fees:
Class A	19	184	81
Class C	16	53	110
Class R2	—	1	3
Shareholder servicing fees:
Class A	19	184	81
Class C	5	18	37
Class R2	—	— (a)	1
Class R5	—	275	57
Select Class	4	3,437	1,317
Custodian and accounting fees	27	83	40
Professional fees	43	64	50
Trustees’ and Chief Compliance Officer’s fees	— (a)	21	8
Printing and mailing costs	3	83	40
Registration and filing fees	35	62	57
Transfer agent fees	17	306	221
Other	6	27	15

Total expenses	277	19,549	7,184

Less amounts waived	(108)	(460)	(369)
Less expense reimbursements	(22)	—	—

Net expenses	147	19,089	6,815

Net investment income (loss)	97	30,807	7,031

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,542	230,121	91,650
Futures	10	5,616	3,595

Net realized gain (loss)	1,552	235,737	95,245

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	647	148,681	16,543
Futures	(2)	(1,588)	(476)

Change in net unrealized appreciation/depreciation	645	147,093	16,067

Net realized/unrealized gains (losses)	2,197	382,830	111,312

Change in net assets resulting from operations	$2,294	$413,637	$118,343

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—
Dividend income from non-affiliates	9,251	23,848
Dividend income from affiliates	—	26
Income from securities lending (net)	13	— (a)

Total investment income	9,266	23,874

EXPENSES:
Investment advisory fees	2,987	6,185
Administration fees	392	810
Distribution fees:
Class A	331	160
Class B	57	—
Class C	234	174
Class R2	—	2
Shareholder servicing fees:
Class A	331	160
Class B	19	—
Class C	78	58
Class R2	—	1
Class R5	—	29
Select Class	721	1,974
Custodian and accounting fees	38	49
Professional fees	52	52
Trustees’ and Chief Compliance Officer’s fees	5	10
Printing and mailing costs	70	164
Registration and filing fees	45	93
Transfer agent fees	460	956
Other	15	17

Total expenses	5,835	10,894

Less amounts waived	(630)	(3,250)

Net expenses	5,205	7,644

Net investment income (loss)	4,061	16,230

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33,316	66,704
Futures	3,213	3,427

Net realized gain (loss)	36,529	70,131

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	66,233	135,446
Futures	(195)	(452)

Change in net unrealized appreciation/depreciation	66,038	134,994

Net realized/unrealized gains (losses)	102,567	205,125

Change in net assets resulting from operations	$106,628	$221,355

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$97	$59	$30,807	$18,891
Net realized gain (loss)	1,552	686	235,737	19,272
Change in net unrealized appreciation/depreciation	645	(792)	147,093	(1,415)

Change in net assets resulting from operations	2,294	(47)	413,637	36,748

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(86)	(74)	(1,068)	(431)
Class C
From net investment income	(13)	(10)	(70)	—
Class R2
From net investment income	—	—	(1)	— (a)
Class R5
From net investment income	—	—	(10,815)	(3,672)
Select Class
From net investment income	(18)	(15)	(24,714)	(11,474)

Total distributions to shareholders	(117)	(99)	(36,668)	(15,577)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	158	(2,420)	(11,315)	96,366

NET ASSETS:
Change in net assets	2,335	(2,566)	365,654	117,537
Beginning of period	10,240	12,806	1,832,140	1,714,603

End of period	$12,575	$10,240	$2,197,794	$1,832,140

Accumulated undistributed (distributions in excess of) net investment income	$38	$59	$12,131	$18,896

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Growth Fund		Intrepid Mid Cap Fund		Intrepid Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,031	$4,333	$4,061	$3,324	$16,230	$14,221
Net realized gain (loss)	95,245	21,282	36,529	6,579	70,131	(31,157)
Change in net unrealized appreciation/depreciation	16,067	(6,900)	66,038	(31,641)	134,994	3,865

Change in net assets resulting from operations	118,343	18,715	106,628	(21,738)	221,355	(13,071)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(221)	(87)	(1,006)	(902)	(1,043)	(1,007)
Class B
From net investment income	—	—	(20)	(29)	—	—
Class C
From net investment income	(29)	—	(86)	(106)	(272)	(264)
Class R2
From net investment income	(5)	— (a)	—	—	(6)	(1)
Class R5
From net investment income	(1,300)	(790)	—	—	(1,138)	(898)
Class R6
From net investment income	—	—	—	—	(316)	(530)
Select Class
From net investment income	(4,926)	(2,710)	(2,755)	(2,535)	(14,178)	(11,743)

Total distributions to shareholders	(6,481)	(3,587)	(3,867)	(3,572)	(16,953)	(14,443)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(74,507)	(39,626)	(14,792)	(17,403)	33,897	(75,090)

NET ASSETS:
Change in net assets	37,355	(24,498)	87,969	(42,713)	238,299	(102,604)
Beginning of period	656,509	681,007	427,794	470,507	859,821	962,425

End of period	$693,864	$656,509	$515,763	$427,794	$1,098,120	$859,821

Accumulated undistributed (distributions in excess of) net investment income	$2,380	$2,075	$(487)	$(560)	$(638)	$71

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,021	$1,923	$36,878	$54,229
Distributions reinvested	85	74	1,060	428
Cost of shares redeemed	(3,204)	(3,790)	(44,655)	(24,386)

Change in net assets resulting from Class A capital transactions	$(98)	$(1,793)	$(6,717)	$30,271

Class C
Proceeds from shares issued	$603	$89	$527	$277
Distributions reinvested	12	9	65	—
Cost of shares redeemed	(441)	(638)	(1,686)	(2,695)

Change in net assets resulting from Class C capital transactions	$174	$(540)	$(1,094)	$(2,418)

Class R2
Proceeds from shares issued	$—	$—	$79	$—
Distributions reinvested	—	—	1	— (a)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$80	$— (a)

Class R5
Proceeds from shares issued	$—	$—	$224,786	$126,573
Distributions reinvested	—	—	10,815	3,672
Cost of shares redeemed	—	—	(39,949)	(15,017)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$195,652	$115,228

Select Class
Proceeds from shares issued	$370	$115	$135,367	$174,790
Distributions reinvested	7	4	922	398
Cost of shares redeemed	(295)	(206)	(335,525)	(221,903)

Change in net assets resulting from Select Class capital transactions	$82	$(87)	$(199,236)	$(46,715)

Total change in net assets resulting from capital transactions	$158	$(2,420)	$(11,315)	$96,366

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	133	95	1,290	2,380
Reinvested	4	4	40	19
Redeemed	(141)	(203)	(1,662)	(1,041)

Change in Class A Shares	(4)	(104)	(332)	1,358

Class C
Issued	27	5	17	12
Reinvested	1	1	3	—
Redeemed	(20)	(34)	(63)	(115)

Change in Class C Shares	8	(28)	(43)	(103)

Class R2
Issued	—	—	3	—
Reinvested	—	—	— (a)	— (a)

Change in Class R2 Shares	—	—	3	— (a)

Class R5
Issued	—	—	8,207	5,382
Reinvested	—	—	410	164
Redeemed	—	—	(1,437)	(636)

Change in Class R5 Shares	—	—	7,180	4,910

Select Class
Issued	16	6	5,026	7,481
Reinvested	— (a)	— (a)	35	18
Redeemed	(12)	(11)	(12,217)	(9,335)

Change in Select Class Shares	4	(5)	(7,156)	(1,836)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,774	$4,240	$26,948	$21,079
Distributions reinvested	212	84	985	890
Cost of shares redeemed	(9,619)	(14,288)	(35,550)	(30,955)

Change in net assets resulting from Class A capital transactions	$(3,633)	$(9,964)	$(7,617)	$(8,986)

Class B
Proceeds from shares issued	$—	$—	$149	$97
Distributions reinvested	—	—	20	28
Cost of shares redeemed	—	—	(2,235)	(2,469)

Change in net assets resulting from Class B capital transactions	$—	$—	$(2,066)	$(2,344)

Class C
Proceeds from shares issued	$1,784	$830	$8,309	$6,681
Distributions reinvested	24	—	81	101
Cost of shares redeemed	(2,990)	(4,559)	(7,371)	(7,645)

Change in net assets resulting from Class C capital transactions	$(1,182)	$(3,729)	$1,019	$(863)

Class R2
Proceeds from shares issued	$263	$307	$—	$—
Distributions reinvested	4	— (a)	—	—
Cost of shares redeemed	(122)	(9)	—	—

Change in net assets resulting from Class R2 capital transactions	$145	$298	$—	$—

Class R5
Proceeds from shares issued	$14,578	$18,112	$—	$—
Distributions reinvested	1,300	790	—	—
Cost of shares redeemed	(35,556)	(25,313)	—	—

Change in net assets resulting from Class R5 capital transactions	$(19,678)	$(6,411)	$—	$—

Select Class
Proceeds from shares issued	$70,793	$59,824	$51,238	$37,997
Distributions reinvested	268	149	250	338
Cost of shares redeemed	(121,220)	(79,793)	(57,616)	(43,545)

Change in net assets resulting from Select Class capital transactions	$(50,159)	$(19,820)	$(6,128)	$(5,210)

Total change in net assets resulting from capital transactions	$(74,507)	$(39,626)	$(14,792)	$(17,403)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	211	176	1,585	1,439
Reinvested	8	4	58	60
Redeemed	(356)	(598)	(2,112)	(2,144)

Change in Class A Shares	(137)	(418)	(469)	(645)

Class B
Issued	—	—	10	7
Reinvested	—	—	1	2
Redeemed	—	—	(149)	(190)

Change in Class B Shares	—	—	(138)	(181)

Class C
Issued	65	36	541	506
Reinvested	1	—	6	8
Redeemed	(112)	(195)	(491)	(592)

Change in Class C Shares	(46)	(159)	56	(78)

Class R2
Issued	11	12	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(5)	— (a)	—	—

Change in Class R2 Shares	6	12	—	—

Class R5
Issued	532	752	—	—
Reinvested	49	35	—	—
Redeemed	(1,260)	(1,051)	—	—

Change in Class R5 Shares	(679)	(264)	—	—

Select Class
Issued	2,600	2,516	2,855	2,568
Reinvested	10	6	14	22
Redeemed	(4,363)	(3,336)	(3,405)	(2,955)

Change in Select Class Shares	(1,753)	(814)	(536)	(365)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,723	$7,225
Distributions reinvested	1,013	975
Cost of shares redeemed	(17,470)	(27,020)

Change in net assets resulting from Class A capital transactions	$(3,734)	$(18,820)

Class C
Proceeds from shares issued	$3,716	$1,276
Distributions reinvested	236	212
Cost of shares redeemed	(5,495)	(8,712)

Change in net assets resulting from Class C capital transactions	$(1,543)	$(7,224)

Class R2
Proceeds from shares issued	$827	$—
Distributions reinvested	6	1
Cost of shares redeemed	(89)	—

Change in net assets resulting from Class R2 capital transactions	$744	$1

Class R5
Proceeds from shares issued	$5,218	$11,186
Distributions reinvested	1,138	898
Cost of shares redeemed	(8,368)	(9,351)

Change in net assets resulting from Class R5 capital transactions	$(2,012)	$2,733

Class R6
Proceeds from shares issued	$6,617	$18,438
Distributions reinvested	153	362
Cost of shares redeemed	(18,538)	(30,975)

Change in net assets resulting from Class R6 capital transactions	$(11,768)	$(12,175)

Select Class
Proceeds from shares issued	$297,078	$303,999
Distributions reinvested	10,361	7,270
Cost of shares redeemed	(255,229)	(350,874)

Change in net assets resulting from Select Class capital transactions	$52,210	$(39,605)

Total change in net assets resulting from capital transactions	$33,897	$(75,090)

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	470	315
Reinvested	37	43
Redeemed	(664)	(1,229)

Change in Class A Shares	(157)	(871)

Class C
Issued	136	56
Reinvested	9	10
Redeemed	(208)	(387)

Change in Class C Shares	(63)	(321)

Class R2
Issued	32	—
Reinvested	— (a)	— (a)
Redeemed	(3)	—

Change in Class R2 Shares	29	— (a)

Class R5
Issued	193	482
Reinvested	41	39
Redeemed	(303)	(412)

Change in Class R5 Shares	(69)	109

Class R6
Issued	243	756
Reinvested	6	16
Redeemed	(667)	(1,308)

Change in Class R6 Shares	(418)	(536)

Select Class
Issued	10,906	13,182
Reinvested	376	320
Redeemed	(9,557)	(15,567)

Change in Select Class Shares	1,725	(2,065)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Year Ended June 30, 2013	$21.13	$0.21	(d)(e)	$4.44	$4.65	$(0.24)
Year Ended June 30, 2012	20.60	0.13	(d)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(d)	5.03	5.20	(0.04)
Year Ended June 30, 2010	13.42	0.05	(d)	2.16	2.21	(0.19)
Year Ended June 30, 2009	19.88	0.14	(d)	(6.54)	(6.40)	(0.06)

Class C
Year Ended June 30, 2013	20.81	0.10	(d)(e)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(d)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(d)	4.95	5.03	—
Year Ended June 30, 2010	13.27	(0.03	)(d)	2.13	2.10	(0.15)
Year Ended June 30, 2009	19.65	0.07	(d)	(6.45)	(6.38)	—

Select Class
Year Ended June 30, 2013	21.21	0.28	(d)(e)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(d)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(d)	5.06	5.27	(0.08)
Year Ended June 30, 2010	13.46	0.09	(d)	2.17	2.26	(0.21)
Year Ended June 30, 2009	19.97	0.18	(d)	(6.58)	(6.40)	(0.11)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (c)

$25.54	22.15%	$8,765	1.25%	0.92	%(e)	2.40%	82%
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75
15.44	16.36	7,503	1.25	0.30		2.59	145
13.42	(32.17)	6,582	1.25	1.01		2.60	105

25.14	21.55	2,294	1.75	0.43	(e)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75
15.22	15.73	2,302	1.75	(0.21)		3.10	145
13.27	(32.47)	2,384	1.75	0.49		3.07	105

25.65	22.46	1,516	1.00	1.19	(e)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75
15.51	16.65	897	1.00	0.54		2.37	145
13.46	(32.01)	1,102	1.00	1.25		2.17	105

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2013	$24.68	$0.34	(f)(g)	$5.15	$5.49	$(0.41)	$—	$(0.41)
Year Ended June 30, 2012	24.55	0.19	(f)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(f)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(f)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(f)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)

Class C
Year Ended June 30, 2013	24.48	0.20	(f)(g)	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(f)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(f)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(f)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(f)	(7.34)	(7.21)	—	(0.60)	(0.60)

Class R2
Year Ended June 30, 2013	24.43	0.26	(f)(g)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(f)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(f)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(f)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (h) through June 30, 2009	17.58	0.13	(f)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Year Ended June 30, 2013	24.84	0.46	(f)(g)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(f)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(f)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(f)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(f)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)

Select Class
Year Ended June 30, 2013	24.88	0.41	(f)(g)	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(f)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(f)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(f)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(f)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.25, $0.11, $0.17, $0.36 and $0.32 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.91%, 0.41%, 0.61%, 1.31% and 1.16% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$29.76	22.48%	$87,954	1.24%	1.25	%(g)	1.26%	68%
24.68	1.26	81,139	1.25	0.82		1.27	95
24.55	33.39	47,376	1.24	0.77		1.28	102
18.54	14.96	49,927	1.25	0.64		1.29	108
16.41	(29.40)	56,213	1.25	1.25		1.32	125

29.53	21.90	7,336	1.74	0.75	(g)	1.76	68
24.48	0.78	7,117	1.75	0.31		1.78	95
24.29	32.74	9,570	1.74	0.28		1.78	102
18.33	14.37	10,221	1.75	0.14		1.79	108
16.28	(29.78)	11,270	1.75	0.73		1.81	125

29.43	22.20	170	1.49	0.96	(g)	1.51	68
24.43	1.03	75	1.50	0.56		1.52	95
24.21	33.04	74	1.49	0.59		1.53	102
18.36	14.68	105	1.50	0.47		1.54	108
16.29	(2.49)	49	1.50	1.30		1.59	125

29.94	23.05	710,586	0.79	1.66	(g)	0.82	68
24.84	1.74	411,202	0.79	1.28		0.82	95
24.69	34.02	287,527	0.79	1.14		0.83	102
18.65	15.49	105,092	0.80	1.12		0.84	108
16.47	(29.11)	84,934	0.80	1.73		0.87	125

30.00	22.83	1,391,748	0.99	1.50	(g)	1.02	68
24.88	1.52	1,332,607	1.00	1.07		1.02	95
24.73	33.69	1,370,056	0.99	1.04		1.03	102
18.68	15.28	1,259,093	1.00	0.90		1.04	108
16.51	(29.24)	1,445,890	1.00	1.47		1.06	125

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Intrepid Growth Fund
Class A
Year Ended June 30, 2013	$25.00	$0.21	(f)(g)	$4.34	$4.55	$(0.19)	$29.36	18.27%
Year Ended June 30, 2012	24.39	0.10	(f)	0.57	0.67	(0.06)	25.00	2.76
Year Ended June 30, 2011	17.93	0.12	(f)	6.48	6.60	(0.14)	24.39	36.86
Year Ended June 30, 2010	15.79	0.07	(f)	2.20	2.27	(0.13)	17.93	14.32
Year Ended June 30, 2009	22.03	0.09	(f)	(6.24)	(6.15)	(0.09)	15.79	(27.88)

Class C
Year Ended June 30, 2013	24.64	0.07	(f)(g)	4.27	4.34	(0.05)	28.93	17.66
Year Ended June 30, 2012	24.09	(0.02	)(f)	0.57	0.55	—	24.64	2.28
Year Ended June 30, 2011	17.70	0.01	(f)	6.40	6.41	(0.02)	24.09	36.21
Year Ended June 30, 2010	15.59	(0.03	)(f)	2.18	2.15	(0.04)	17.70	13.78
Year Ended June 30, 2009	21.73	0.01	(f)	(6.15)	(6.14)	—	15.59	(28.26)

Class R2
Year Ended June 30, 2013	24.72	0.13	(f)(g)	4.27	4.40	(0.21)	28.91	17.90
Year Ended June 30, 2012	24.13	0.07	(f)	0.54	0.61	(0.02)	24.72	2.53
Year Ended June 30, 2011	17.76	0.06	(f)	6.41	6.47	(0.10)	24.13	36.49
Year Ended June 30, 2010	15.65	0.02	(f)	2.20	2.22	(0.11)	17.76	14.10
November 3, 2008 (h) through June 30, 2009	15.84	0.08	(f)	(0.09)	(0.01)	(0.18)	15.65	0.07

Class R5
Year Ended June 30, 2013	25.05	0.33	(f)(g)	4.34	4.67	(0.31)	29.41	18.79
Year Ended June 30, 2012	24.45	0.21	(f)	0.57	0.78	(0.18)	25.05	3.26
Year Ended June 30, 2011	17.98	0.21	(f)	6.50	6.71	(0.24)	24.45	37.44
Year Ended June 30, 2010	15.83	0.15	(f)	2.22	2.37	(0.22)	17.98	14.86
Year Ended June 30, 2009	22.15	0.16	(f)	(6.28)	(6.12)	(0.20)	15.83	(27.55)

Select Class
Year Ended June 30, 2013	25.15	0.28	(f)(g)	4.35	4.63	(0.26)	29.52	18.52
Year Ended June 30, 2012	24.55	0.16	(f)	0.57	0.73	(0.13)	25.15	3.04
Year Ended June 30, 2011	18.04	0.17	(f)	6.53	6.70	(0.19)	24.55	37.25
Year Ended June 30, 2010	15.88	0.12	(f)	2.22	2.34	(0.18)	18.04	14.64
Year Ended June 30, 2009	22.15	0.12	(f)	(6.27)	(6.15)	(0.12)	15.88	(27.72)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.14, $0.01, $0.07, $0.26 and $0.21 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.53%, 0.02%, 0.25%, 0.97% and 0.78% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$33,582	1.24%	0.76	%(g)	1.30%	67%
32,027	1.25	0.42		1.32	110
41,424	1.24	0.54		1.33	129
41,167	1.25	0.36		1.34	118
49,749	1.25	0.53		1.37	121

15,462	1.74	0.26	(g)	1.79	67
14,298	1.75	(0.09)		1.82	110
17,811	1.74	0.05		1.83	129
18,827	1.75	(0.14)		1.84	118
21,746	1.75	0.04		1.87	121

603	1.49	0.49	(g)	1.54	67
375	1.50	0.29		1.56	110
78	1.49	0.26		1.58	129
57	1.50	0.11		1.59	118
50	1.50	0.80		1.68	121

105,839	0.79	1.21	(g)	0.85	67
107,169	0.80	0.87		0.87	110
111,071	0.79	0.96		0.88	129
86,795	0.80	0.81		0.89	118
74,460	0.80	0.99		0.92	121

538,378	0.99	1.02	(g)	1.05	67
502,640	1.00	0.67		1.07	110
510,623	0.99	0.77		1.07	129
398,110	1.00	0.61		1.09	118
495,872	1.00	0.66		1.10	121

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2013	$14.99	$0.13	(d)(e)	$3.80	$3.93	$(0.13)	$—	$(0.13)
Year Ended June 30, 2012	15.79	0.10	(d)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(d)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(d)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(d)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)

Class B
Year Ended June 30, 2013	13.47	0.02	(d)(e)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.22	—	(d)(f)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(d)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(d)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(d)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)

Class C
Year Ended June 30, 2013	13.48	0.02	(d)(e)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(d)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(d)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(d)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(d)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)

Select Class
Year Ended June 30, 2013	15.51	0.18	(d)(e)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(d)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(d)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(d)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(d)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, ($0.02), ($0.03) and $0.13 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.16%), (0.17%), and 0.72% for Class A, Class B, Class C and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (c)

$18.79	26.30%	$144,405	1.23%	0.78	%(e)	1.38%	52%
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47
11.54	21.93	120,375	1.24	0.63		1.43	65
9.53	(30.94)	105,702	1.24	1.22		1.55	64

16.86	25.51	7,451	1.87	0.14	(e)	1.88	52
13.47	(4.94)	7,805	1.88	0.03		1.88	51
14.22	36.35	10,830	1.89	(0.34)		1.89	47
10.44	21.15	10,845	1.93	(0.06)		1.93	65
8.63	(31.38)	11,745	1.85	0.60		2.04	64

16.87	25.51	36,073	1.87	0.13	(e)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47
10.45	21.14	22,273	1.92	(0.06)		1.93	65
8.64	(31.35)	16,706	1.85	0.61		2.05	64

19.45	26.60	327,834	0.98	1.03	(e)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47
11.92	22.23	202,190	0.99	0.88		1.18	65
9.84	(30.77)	224,925	0.99	1.48		1.30	64

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Value Fund
Class A
Year Ended June 30, 2013	$23.99	$0.42	(f)	$5.79	$6.21	$(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)
Year Ended June 30, 2010	16.47	0.19	(f)	2.17	2.36	(0.19)
Year Ended June 30, 2009	23.48	0.37	(f)	(7.00)	(6.63)	(0.38)

Class C
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)
Year Ended June 30, 2010	16.37	0.09	(f)	2.16	2.25	(0.09)
Year Ended June 30, 2009	23.37	0.28	(f)	(6.97)	(6.69)	(0.31)

Class R2
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)
Year Ended June 30, 2010	16.46	0.14	(f)	2.17	2.31	(0.14)
November 3, 2008 (g) through June 30, 2009	18.03	0.21	(f)	(1.53)	(1.32)	(0.25)

Class R5
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)
Year Ended June 30, 2010	16.53	0.27	(f)	2.19	2.46	(0.28)
Year Ended June 30, 2009	23.54	0.45	(f)	(7.02)	(6.57)	(0.44)

Class R6
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)
November 30, 2010 (g) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)

Select Class
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)
Year Ended June 30, 2010	16.51	0.24	(f)	2.19	2.43	(0.24)
Year Ended June 30, 2009	23.54	0.41	(f)	(7.03)	(6.62)	(0.41)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$29.76	26.07%	$71,116	0.94%	1.57%	1.38%	48%
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107

29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107

29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107

29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund (formerly Intrepid Multi Cap Fund)	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The Investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The Investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

Effective February 28, 2013, the Intrepid Advantage Fund changed its name from Intrepid Multi Cap Fund.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid Advantage Fund
Total Investments in Securities (a)	$12,603	$—	$—	$12,603

Intrepid America Fund
Total Investments in Securities (a)	$2,212,967	$—	$—	$2,212,967

Depreciation in Other Financial Instruments
Futures Contracts	$(192)	$—	$—	$(192)

Intrepid Growth Fund
Total Investments in Securities (a)	$696,238	$—	$—	$696,238

Appreciation in Other Financial Instruments
Futures Contracts	$211	$—	$—	$211

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$514,057	$810	$—	$514,867

Appreciation in Other Financial Instruments
Futures Contracts	$31	$—	$—	$31

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid Value Fund
Total Investments in Securities (a)	$1,102,143	$—	$—	$1,102,143

Depreciation in Other Financial Instruments
Futures Contracts	$(25)	$—	$—	$(25)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$195	$52,127	$17,972	$11,439	$26,406
Ending Notional Balance Long	—	65,012	18,552	6,137	31,746

C. Securities Lending — Each Fund (except Intrepid Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for each Fund except Intrepid Advantage Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

For the year ended June 30, 2013, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid Mid Cap Fund	$—	(a)
Intrepid Value Fund	—	(a)

(a)	Amounts rounds to less than $1,000

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2013, there were no securities out on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the following Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid Mid Cap Fund	$—	(a)
Intrepid Value Fund	—	(a)

(a)	Amount rounds to less than $1,000

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid Advantage Fund	$—	(a)	$(1)	$1
Intrepid America Fund	—	(a)	(904)	904
Intrepid Growth Fund	—	(a)	(245)	245
Intrepid Mid Cap Fund	—	(a)	(121)	121
Intrepid Value Fund	—	(a)	14	(14)

(a)	Amounts rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable dividends and differences in the tax treatment of real estate investment trust investments and partnership investments.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Advisor supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.65% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid Advantage Fund	0.25%	n/a	0.75%	n/a
Intrepid America Fund	0.25	n/a	0.75	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$2	$—	(a)
Intrepid America Fund	4	—	(a)
Intrepid Growth Fund	6	—	(a)
Intrepid Mid Cap Fund	59	2
Intrepid Value Fund	6	—	(a)

(a)	Amount rounds to less than $1,000

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	n/a	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	n/a	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid Advantage Fund	1.25%	n/a	1.75%	n/a	n/a	n/a	1.00%
Intrepid America Fund	1.25	n/a	1.75	1.50%	0.80%	n/a	1.00
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$71	$9	$28	$108	$22
Intrepid America Fund	—	—	348	348	—
Intrepid Growth Fund	—	33	296	329	—
Intrepid Mid Cap Fund	5	—	603	608	—
Intrepid Value Fund	2,292	810	88	3,190	—

	Voluntary Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Intrepid Mid Cap Fund	$—	(a)	$—	$1	$1

(a) Amount rounds to less then $1,000

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Intrepid Advantage Fund	$—	(a)
Intrepid America Fund	112
Intrepid Growth Fund	40
Intrepid Mid Cap Fund	21
Intrepid Value Fund	60

(a)	Amount rounds to less then $1,000

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid Advantage Fund	$9,474	$9,087	$—	$—
Intrepid America Fund	1,320,988	1,356,572	—	—
Intrepid Growth Fund	446,529	512,153	—	—
Intrepid Mid Cap Fund	233,337	241,949	715	730
Intrepid Value Fund	480,177	440,776	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$10,247	$2,457	$101	$2,356
Intrepid America Fund	1,759,406	464,784	11,223	453,561
Intrepid Growth Fund	554,508	146,529	4,799	141,730
Intrepid Mid Cap Fund	377,432	142,804	5,368	137,436
Intrepid Value Fund	911,952	197,051	6,860	190,191

For all of the funds, the difference between book and tax appreciation (depreciation) on investments is primarily attributed to non-taxable dividends, and wash sale deferrals.

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Intrepid Advantage Fund	$117	$117
Intrepid America Fund	36,668	36,668
Intrepid Growth Fund	6,481	6,481
Intrepid Mid Cap Fund	3,867	3,867
Intrepid Value Fund	16,953	16,953

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Intrepid Advantage Fund	$99	$99
Intrepid America Fund	15,577	15,577
Intrepid Growth Fund	3,587	3,587
Intrepid Mid Cap Fund	3,572	3,572
Intrepid Value Fund	14,443	14,443

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$39	$(4,300)	$2,356
Intrepid America Fund	12,208	(244,137)	453,561
Intrepid Growth Fund	2,404	(355,932)	141,730
Intrepid Mid Cap Fund	100	(26,982)	137,436
Intrepid Value Fund	198	(40,297)	190,191

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, wash sale loss deferrals, distributions payable, net mark to market gains (losses) on futures contracts and investment in real estate investment trust investments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2013, the Funds had the pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid Advantage Fund	$868	$3,432	$4,300
Intrepid America Fund	—	244,137	244,137
Intrepid Growth Fund	103,442	252,490	335,932
Intrepid Mid Cap Fund	—	26,982	26,982
Intrepid Value Fund	—	40,297	40,297

During the year ended June 30, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands)

Intrepid Advantage Fund	$1,502
Intrepid America Fund	228,841
Intrepid Growth Fund	92,515
Intrepid Mid Cap Fund	32,956
Intrepid Value	47,958

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	46.2%	30.3%
Intrepid Growth Fund	62.9	N/A
Intrepid Mid Cap Fund	57.3	N/A

Additionally, Intrepid Advantage Fund, Intrepid Mid Cap Fund and Intrepid Value Fund each have a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid Advantage Fund (formerly known as JPMorgan Intrepid Multi Cap Fund), JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid Advantage Fund (formerly known as JPMorgan Intrepid Multi Cap Fund), JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	67

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,147.90	$6.66	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,145.30	9.31	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,149.20	5.33	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid America Fund
Class A
Actual	1,000.00	1,148.10	6.60	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,145.50	9.26	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,146.90	7.93	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,150.70	4.21	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,149.90	5.28	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,126.60	$6.54	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,123.90	9.16	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,124.50	7.85	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,129.00	4.17	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,127.60	5.22	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,174.00	6.63	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class B
Actual	1,000.00	1,170.80	10.12	1.88
Hypothetical	1,000.00	1,015.47	9.39	1.88
Class C
Actual	1,000.00	1,170.00	10.12	1.88
Hypothetical	1,000.00	1,015.47	9.39	1.88
Select Class
Actual	1,000.00	1,175.50	5.29	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

Intrepid Value Fund
Class A
Actual	1,000.00	1,157.40	5.03	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,154.60	7.69	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R2
Actual	1,000.00	1,155.80	6.36	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R5
Actual	1,000.00	1,159.40	3.16	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,159.70	2.89	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,158.60	4.23	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

72	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Intrepid Advantage Fund	100.00%
Intrepid America Fund	100.00
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Value Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Intrepid Advantage Fund	$117
Intrepid America Fund	36,668
Intrepid Growth Fund	6,481
Intrepid Mid Cap Fund	3,866
Intrepid Value Fund	16,953

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	73

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-INT-613

Annual Report

J.P. Morgan Equity Funds

June 30, 2013

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Equity Plus Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding, and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. large-cap value stocks outperformed U.S. large-cap growth stocks for the period.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	20.29%
S&P 500 Index	20.60%

Net Assets as of 6/30/2013 (In Thousands)	$174,939

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) modestly underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2013.

The Fund’s stock selection in the information technology and energy sectors was the main detractor from relative performance. The Fund’s stock selection in the consumer discretionary and consumer staples sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s short positions in Fusion-io, Inc., Google, Inc. and Tiffany & Co. A short position in Fusion-io, Inc., a provider of datacenter solutions, was a negative for relative performance as the company’s shares rose after announcing a revenue forecast that topped investor expectations. The Fund’s short position in Google, Inc., the internet search and technology company, detracted from relative performance as its shares rallied due to increased spending on internet search advertising. The Fund’s short position in Tiffany & Co., the jewelry and silverware company, was also detrimental to relative performance. The company’s shares rose sharply, powered by increased consumer spending during the reporting period.

Individual contributors to relative performance included H&R Block, Inc., The Home Depot, Inc. and Perrigo Co. Shares of H&R Block, Inc., a provider of tax preparation services, increased sharply during the reporting period. This was positive for the

Fund’s relative performance as the Fund’s position was considerably overweight versus the Benchmark. The Fund also had a substantial overweight position in The Home Depot, Inc. This was beneficial to the Fund’s relative performance, as the home improvement company’s shares rallied sharply as the U.S. housing market improved. The Fund’s short position in Perrigo Co., a manufacturer of over-the-counter and generic prescription pharmaceuticals, infant formulas, and nutritional products, contributed to relative performance, as the company’s share price declined in June 2013.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The portfolio managers aim to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process. The average long-to- short exposure during the reporting period was 126% to 26%.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Pfizer, Inc.	3.2%
2.	Microsoft Corp.	3.2
3.	Chevron Corp.	2.9
4.	Home Depot, Inc. (The)	2.8
5.	Wells Fargo & Co.	2.7
6.	Medtronic, Inc.	2.6
7.	Amgen, Inc.	2.4
8.	AECOM Technology Corp.	2.3
9.	UGI Corp.	2.3
10.	Discover Financial Services	2.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Stericycle, Inc.	8.5%
2.	Intuitive Surgical, Inc.	7.9
3.	Amazon.com, Inc.	7.3
4.	McDonald’s Corp.	7.3
5.	Bristol-Myers Squibb Co.	7.2
6.	Starbucks Corp.	6.9
7.	Family Dollar Stores, Inc.	6.6
8.	Salesforce.com, Inc.	5.7
9.	National Instruments Corp.	5.1
10.	Johnson & Johnson	5.0

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.4%
Health Care	16.7
Consumer Discretionary	14.3
Financials	12.0
Consumer Staples	10.2
Industrials	9.0
Energy	7.8
Utilities	3.8
Materials	2.7
Telecommunication Services	2.4
Short-Term Investment	0.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	30.6%
Information Technology	24.5
Health Care	20.1
Industrials	11.7
Consumer Staples	7.2
Utilities	4.7
Energy	1.2

*	The return shown is based on net asset values calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		19.93%	4.35%	3.16%
With Sales Charge*		13.60	3.23	2.41
CLASS C SHARES	1/31/06
Without CDSC		19.36	3.83	2.65
With CDSC**		18.36	3.83	2.65
SELECT CLASS SHARES	1/31/06	20.29	4.63	3.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from January 31, 2006 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Extended U.S. Large-Cap Core Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	25.26%
S&P 500 Index	20.60%

Net Assets as of 6/30/2013 (In Thousands)	$8,074,298

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index for the twelve months ended June 30, 2013. The Fund’s stock selection in the basic materials and pharmaceutical/medtech sectors contributed to relative performance. The Fund’s stock selection in the health services and systems and network hardware sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s short position in Cliffs Natural Resources Inc. Shares of this metal mining company declined on concerns about the company’s decreasing earnings. Overweight positions in General Motors Co. and Cisco Systems, Inc. also contributed to the Fund’s relative performance. Automaker General Motors Co. benefited from robust auto sales in both its key U.S. market and fast growing emerging markets like China. Cisco Systems, Inc., a manufacturer of networking equipment, gained on higher-than- expected earnings during the company’s fiscal third quarter.

Individual detractors from relative performance included the Fund’s overweight positions in Walter Energy, Inc. and Occidental Petroleum Corp. Walter Energy, Inc. is a producer and exporter of metallurgical coals. Its share price declined given continued deterioration in global met coal fundamentals. Occidental Petroleum Corp., a global energy firm, struggled on concerns about the oil company’s slowing profit growth. The Fund’s short position in Netflix Inc., a provider of on-demand Internet streaming media, detracted from relative performance as the stock performed well given strong execution of the company’s business plans.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long- to-short exposure during the reporting period was 127% to 27%.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.8%
2.	Time Warner, Inc.	3.0
3.	Schlumberger Ltd.	2.8
4.	Google, Inc., Class A	2.7
5.	United Technologies Corp.	2.5
6.	ACE Ltd.	2.3
7.	UnitedHealth Group, Inc.	2.1
8.	Honeywell International, Inc.	2.0
9.	Apple, Inc.	2.0
10.	Wells Fargo & Co.	1.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Hershey Co. (The)	4.0%
2.	Lockheed Martin Corp.	3.7
3.	Eli Lilly & Co.	3.4
4.	Intel Corp.	3.2
5.	General Electric Co.	2.5
6.	Dover Corp.	2.3
7.	Rockwell Automation, Inc.	2.3
8.	Church & Dwight Co., Inc.	2.2
9.	Zimmer Holdings, Inc.	2.1
10.	AbbVie, Inc.	2.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.3%
Consumer Discretionary	16.5
Health Care	14.3
Financials	13.7
Industrials	11.3
Energy	9.8
Consumer Staples	8.3
Materials	2.2
Utilities	1.5
Others (each less than 1.0%)	0.9
Short-Term Investment	3.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	18.8%
Health Care	14.8
Consumer Staples	14.1
Financials	11.9
Information Technology	11.4
Consumer Discretionary	9.6
Energy	7.4
Utilities	6.7
Materials	5.3

*	The return shown is based on net asset values calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		24.93%	8.00%	8.76%
With Sales Charge*		18.37	6.84	8.00
CLASS C SHARES	11/1/05
Without CDSC		24.29	7.45	8.22
With CDSC**		23.29	7.45	8.22
CLASS R2 SHARES	11/3/08	24.64	7.75	8.60
CLASS R5 SHARES	5/15/06	25.51	8.48	9.24
SELECT CLASS SHARES	11/1/05	25.26	8.26	9.03

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from November 1, 2005 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Extended U.S. Large-Cap Core Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.15%
S&P 500 Index	20.60%

Net Assets as of 6/30/2013 (In Thousands)	$14,527

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Equity Plus Fund (the “Fund”) seeks to provide total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2013.

Stock selection in the pharmaceutical and medical technology sector and the banks and brokers sector contributed to the Fund’s relative performance. Stock selection in the media and health services and systems sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s short position in Cliffs Natural Resources, Inc. and long positions in Celgene Corp. and Marathon Petroleum Corp. Shares of metal mining company Cliffs Natural Resources, Inc. declined on concerns about the company’s decreasing earnings. The Fund was overweight Celgene Corp., a biotechnology company that manufactures drug therapies for cancer and inflammatory disorders. Its shares rose sharply during the reporting period on estimates of double-digit earnings growth for one key drug, and the introduction of other promising medications. The Fund was also overweight Marathon Petroleum Corp., an oil refiner, whose stock advanced throughout most of the reporting period, before falling in the period’s latter weeks due to analyst downgrades.

Individual detractors to relative performance included the Fund’s short position in Netflix, Inc., its long position in Walter Energy, Inc. and its short position in Electronic Arts, Inc. Shares of Netflix, Inc., a provider of on-demand internet streaming media and DVD delivery service, rose sharply, and the Fund’s short position therefore detracted from relative results. Shares of Walter Energy, Inc., a producer and exporter of metallurgical coals, declined over the reporting period. The share price declined given continued deterioration in global metallurgical coal fundamentals. The Fund’s short position in Electronic Arts, Inc. detracted as shares of the game manufacturer rose sharply during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine what he believed to be their underlying value and potential for future earnings growth. The Fund’s portfolio manager took limited sector bets and constructed the portfolio of the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long- to-short exposure during the reporting period was 135% to 35%.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Google, Inc., Class A	3.1%
2.	Time Warner, Inc.	2.3
3.	Johnson & Johnson	2.1
4.	United Technologies Corp.	2.1
5.	Apple, Inc.	1.9
6.	Wells Fargo & Co.	1.7
7.	Chevron Corp.	1.6
8.	Philip Morris International, Inc.	1.6
9.	Microsoft Corp.	1.5
10.	Exxon Mobil Corp.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	2.8%
2.	News Corp., Class B	2.7
3.	Hershey Co. (The)	2.6
4.	Omnicom Group, Inc.	2.4
5.	Electronic Arts, Inc.	2.4
6.	Praxair, Inc.	2.3
7.	Washington Post Co. (The), Class B	2.2
8.	Netflix, Inc.	2.0
9.	Lockheed Martin Corp.	1.8
10.	Intel Corp.	1.8

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.1%
Financials	16.7
Consumer Discretionary	14.8
Health Care	12.2
Industrials	10.4
Consumer Staples	9.5
Energy	8.5
Materials	3.5
Utilities	3.5
Telecommunication Services	1.5
Short-Term Investment	1.3

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****
Financials	20.0%
Consumer Discretionary	17.5
Information Technology	16.1
Industrials	11.1
Consumer Staples	9.3
Materials	9.3
Health Care	8.3
Utilities	4.3
Energy	4.1

*	The return shown is based on net asset values calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	4/1/10
Without Sales Charge		22.90%	17.08%	10.72%
With Sales Charge*		16.44	15.00	8.90
CLASS C SHARES	4/1/10
Without CDSC		22.24	16.48	10.15
With CDSC**		21.24	16.48	10.15
CLASS R2 SHARES	4/1/10	22.54	16.77	10.43
CLASS R5 SHARES	4/1/10	23.38	17.61	11.21
CLASS R6 SHARES	5/31/11	23.43	17.65	11.24
SELECT CLASS SHARES	4/1/10	23.15	17.35	10.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/1/10 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from April 1, 2010 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. Stock market. Investors cannot directly invest in an index. The Lipper Extended U.S. Large-Cap Core Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial Investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 127.3% (j)
Common Stocks — 126.4%
	Consumer Discretionary — 18.2%
	Automobiles — 0.3%
36	Ford Motor Co.	563

	Diversified Consumer Services — 3.5%
160	H&R Block, Inc.	4,444
91	Service Corp. International	1,641

		6,085

	Hotels, Restaurants & Leisure — 1.7%
76	Brinker International, Inc.	3,002

	Household Durables — 0.7%
9	Jarden Corp. (a)	387
31	PulteGroup, Inc. (a)	580
2	Whirlpool Corp.	252

		1,219

	Internet & Catalog Retail — 2.1%
61	Expedia, Inc.	3,670

	Media — 2.9%
77	Comcast Corp., Class A	3,218
4	Time Warner, Inc.	220
23	Viacom, Inc., Class B	1,581

		5,019

	Multiline Retail — 2.1%
6	Dillard’s, Inc., Class A	500
67	Macy’s, Inc.	3,240

		3,740

	Specialty Retail — 4.9%
16	GameStop Corp., Class A	685
9	Gap, Inc. (The)	355
82	Home Depot, Inc. (The)	6,324
19	PetSmart, Inc.	1,239

		8,603

	Total Consumer Discretionary	31,901

	Consumer Staples — 13.1%
	Beverages — 0.7%
26	Molson Coors Brewing Co., Class B	1,256

	Food & Staples Retailing — 4.7%
72	CVS Caremark Corp.	4,116
77	Kroger Co. (The)	2,649
30	Walgreen Co.	1,334

		8,099

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.8%
9	Campbell Soup Co.	381
53	ConAgra Foods, Inc.	1,865
63	Ingredion, Inc.	4,101
3	JM Smucker Co. (The)	322

		6,669

	Household Products — 2.3%
40	Energizer Holdings, Inc.	3,982

	Personal Products — 0.5%
14	Nu Skin Enterprises, Inc., Class A	862

	Tobacco — 1.1%
23	Philip Morris International, Inc.	1,960

	Total Consumer Staples	22,828

	Energy — 9.9%
	Energy Equipment & Services — 0.6%
14	Diamond Offshore Drilling, Inc.	963

	Oil, Gas & Consumable Fuels — 9.3%
55	Chevron Corp.	6,471
68	ConocoPhillips	4,130
39	Exxon Mobil Corp.	3,507
24	Phillips 66	1,393
29	Western Refining, Inc.	825

		16,326

	Total Energy	17,289

	Financials — 15.2%
	Capital Markets — 1.8%
60	American Capital Ltd. (a)	759
13	Goldman Sachs Group, Inc. (The)	1,906
16	Morgan Stanley	391

		3,056

	Commercial Banks — 3.5%
147	Wells Fargo & Co.	6,054

	Consumer Finance — 2.8%
104	Discover Financial Services	4,972

	Diversified Financial Services — 1.6%
60	Citigroup, Inc.	2,872

	Insurance — 4.1%
54	Allstate Corp. (The)	2,577
28	CNO Financial Group, Inc.	360
5	PartnerRe Ltd., (Bermuda)	408
24	Prudential Financial, Inc.	1,767
7	RenaissanceRe Holdings Ltd., (Bermuda)	590
16	Travelers Cos., Inc. (The)	1,244
7	Validus Holdings Ltd., (Bermuda)	256

		7,202

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Real Estate Investment Trusts (REITs) — 1.4%
59	Extra Space Storage, Inc.	2,476

	Total Financials	26,632

	Health Care — 21.2%
	Biotechnology — 4.2%
55	Amgen, Inc.	5,414
18	Gilead Sciences, Inc. (a)	937
12	Vertex Pharmaceuticals, Inc. (a)	969

		7,320

	Health Care Equipment & Supplies — 5.7%
38	Abbott Laboratories	1,319
78	CareFusion Corp. (a)	2,867
113	Medtronic, Inc.	5,837

		10,023

	Health Care Providers & Services — 3.6%
71	AmerisourceBergen Corp.	3,959
24	Express Scripts Holding Co. (a)	1,505
17	Omnicare, Inc.	806

		6,270

	Pharmaceuticals — 7.7%
38	AbbVie, Inc.	1,564
96	Eli Lilly & Co.	4,735
258	Pfizer, Inc.	7,224

		13,523

	Total Health Care	37,136

	Industrials — 11.4%
	Aerospace & Defense — 3.4%
36	Honeywell International, Inc.	2,878
31	Huntington Ingalls Industries, Inc.	1,772
20	Raytheon Co.	1,315

		5,965

	Air Freight & Logistics — 0.2%
4	United Parcel Service, Inc., Class B	333

	Airlines — 0.9%
87	Delta Air Lines, Inc. (a)	1,630

	Commercial Services & Supplies — 1.6%
28	Avery Dennison Corp.	1,202
108	R.R. Donnelley & Sons Co.	1,519

		2,721

	Construction & Engineering — 3.0%
165	AECOM Technology Corp. (a)	5,229

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.2%
7	Danaher Corp.	445

	Machinery — 1.5%
42	Ingersoll-Rand plc, (Ireland)	2,312
10	Oshkosh Corp. (a)	395

		2,707

	Professional Services — 0.4%
6	Dun & Bradstreet Corp. (The)	625

	Road & Rail — 0.2%
2	Union Pacific Corp.	293

	Total Industrials	19,948

	Information Technology — 26.0%
	Communications Equipment — 3.3%
138	Brocade Communications Systems, Inc. (a)	796
204	Cisco Systems, Inc.	4,952

		5,748

	Computers & Peripherals — 3.8%
150	Hewlett-Packard Co.	3,710
20	NetApp, Inc. (a)	752
26	Seagate Technology plc, (Ireland)	1,148
17	Western Digital Corp.	1,049

		6,659

	Internet Software & Services — 4.0%
74	AOL, Inc. (a)	2,696
172	Yahoo!, Inc. (a)	4,324

		7,020

	IT Services — 5.8%
19	Amdocs Ltd.	705
92	Computer Sciences Corp.	4,005
128	CoreLogic, Inc. (a)	2,968
13	Visa, Inc., Class A	2,421

		10,099

	Semiconductors & Semiconductor Equipment — 3.2%
36	Applied Materials, Inc.	540
31	Avago Technologies Ltd., (Singapore)	1,140
19	Broadcom Corp., Class A	651
14	Freescale Semiconductor Ltd. (a)	191
42	Lam Research Corp. (a)	1,853
31	Xilinx, Inc.	1,228

		5,603

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Software — 5.9%
205	Microsoft Corp.	7,080
35	Oracle Corp.	1,088
11	Rovi Corp. (a)	242
83	Symantec Corp.	1,872

		10,282

	Total Information Technology	45,411

	Materials — 3.5%
	Chemicals — 2.1%
2	CF Industries Holdings, Inc.	326
22	LyondellBasell Industries N.V., (Netherlands), Class A	1,478
12	PPG Industries, Inc.	1,821

		3,625

	Containers & Packaging — 1.4%
63	Bemis Co., Inc.	2,466

	Total Materials	6,091

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
102	AT&T, Inc.	3,623
32	Verizon Communications, Inc.	1,629

	Total Telecommunication Services	5,252

	Utilities — 4.9%
	Gas Utilities — 3.0%
132	UGI Corp.	5,148

	Independent Power Producers & Energy Traders — 1.8%
264	AES Corp. (m)	3,164

	Multi-Utilities — 0.1%
8	CenterPoint Energy, Inc.	183

	Total Utilities	8,495

	Total Common Stocks (Cost $180,611)	220,983

Short-Term Investment — 0.9%
	Investment Company — 0.9%
1,656	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $1,656)	1,656

	Total Investments — 127.3% (Cost $182,267)	222,639

	Liabilities in Excess of Other Assets — (27.3)%	(47,700)

	NET ASSETS — 100.0%	$174,939

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — 26.5%
Common Stocks — 26.5%
	Consumer Discretionary — 8.1%
	Hotels, Restaurants & Leisure — 3.8%
34	McDonald’s Corp.	3,373
49	Starbucks Corp.	3,207

		6,580

	Internet & Catalog Retail — 1.9%
12	Amazon.com, Inc. (a)	3,377

	Media — 0.4%
11	Walt Disney Co. (The)	720

	Multiline Retail — 2.0%
8	Dollar General Corp. (a)	423
49	Family Dollar Stores, Inc.	3,072

		3,495

	Total Consumer Discretionary	14,172

	Consumer Staples — 1.9%
	Food & Staples Retailing — 1.9%
52	Sysco Corp.	1,771
18	United Natural Foods, Inc. (a)	967
8	Wal-Mart Stores, Inc.	611

	Total Consumer Staples	3,349

	Energy — 0.3%
	Energy Equipment & Services — 0.3%
10	FMC Technologies, Inc. (a)	544

	Health Care — 5.3%
	Health Care Equipment & Supplies — 2.1%
7	Intuitive Surgical, Inc. (a)	3,647

	Pharmaceuticals — 3.2%
74	Bristol-Myers Squibb Co.	3,325
27	Johnson & Johnson	2,316

		5,641

	Total Health Care	9,288

	Industrials — 3.1%
	Commercial Services & Supplies — 2.3%
36	Stericycle, Inc. (a)	3,953

	Machinery — 0.2%
5	Caterpillar, Inc.	446

	Trading Companies & Distributors — 0.6%
23	Fastenal Co.	1,038

	Total Industrials	5,437

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Information Technology — 6.5%
	Electronic Equipment, Instruments & Components — 1.4%
3	IPG Photonics Corp.	153
85	National Instruments Corp.	2,380

		2,533

	Internet Software & Services — 2.2%
91	Facebook, Inc., Class A (a)	2,250
40	Rackspace Hosting, Inc. (a)	1,523

		3,773

	IT Services — 1.4%
7	International Business Machines Corp.	1,261
32	Paychex, Inc.	1,158

		2,419

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 1.5%
69	Salesforce.com, Inc. (a)	2,642

	Total Information Technology	11,367

	Utilities — 1.3%
	Electric Utilities — 1.3%
32	Duke Energy Corp.	2,172

	Total Short Positions (Proceeds $43,246)	$46,329

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	09/20/13	$160	$2

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 130.0% (j)
Common Stocks — 125.5%
	Consumer Discretionary — 21.5%
	Auto Components — 1.6%
105	BorgWarner, Inc. (a)	9,006
3,029	Johnson Controls, Inc.	108,392
130	TRW Automotive Holdings Corp. (a)	8,643

		126,041

	Automobiles — 2.3%
5,564	General Motors Co. (a)	185,327

	Hotels, Restaurants & Leisure — 2.8%
1,111	McDonald’s Corp.	110,011
1,060	Royal Caribbean Cruises Ltd.	35,356
123	Starbucks Corp.	8,063
1,034	Yum! Brands, Inc.	71,728

		225,158

	Household Durables — 0.8%
749	Lennar Corp., Class A	27,001
11	NVR, Inc. (a)	10,537
981	PulteGroup, Inc. (a)	18,606
278	Toll Brothers, Inc. (a)	9,082

		65,226

	Internet & Catalog Retail — 1.5%
264	Amazon.com, Inc. (a)	73,248
273	Expedia, Inc.	16,430
40	priceline.com, Inc. (a)	33,160

		122,838

	Media — 6.5%
12	CBS Corp. (Non-Voting), Class B	595
3,417	Comcast Corp., Class A	143,110
979	DISH Network Corp., Class A	41,608
185	Time Warner Cable, Inc.	20,785
5,498	Time Warner, Inc.	317,877
22	Walt Disney Co. (The)	1,376

		525,351

	Multiline Retail — 1.2%
252	Macy’s, Inc.	12,088
3	Nordstrom, Inc.	200
1,212	Target Corp.	83,463

		95,751

	Specialty Retail — 3.8%
143	AutoZone, Inc. (a)	60,708
1,226	Home Depot, Inc. (The)	94,980

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
1,380	Lowe’s Cos., Inc.	56,440
731	Ross Stores, Inc.	47,389
948	TJX Cos., Inc.	47,452

		306,969

	Textiles, Apparel & Luxury Goods — 1.0%
340	Lululemon Athletica, Inc., (Canada) (a)	22,285
5	Under Armour, Inc., Class A (a)	307
294	V.F. Corp.	56,712

		79,304

	Total Consumer Discretionary	1,731,965

	Consumer Staples — 10.8%
	Beverages — 2.7%
182	Beam, Inc.	11,513
3,441	Coca-Cola Co. (The)	138,001
890	PepsiCo, Inc.	72,821

		222,335

	Food & Staples Retailing — 1.8%
171	Costco Wholesale Corp.	18,932
2,233	CVS Caremark Corp.	127,711

		146,643

	Food Products — 3.2%
884	Archer-Daniels-Midland Co.	29,987
1,414	General Mills, Inc.	68,626
842	Kellogg Co.	54,113
3,793	Mondelez International, Inc., Class A	108,207

		260,933

	Household Products — 1.7%
90	Clorox Co. (The)	7,486
485	Colgate-Palmolive Co.	27,765
1,278	Procter & Gamble Co. (The)	98,386

		133,637

	Tobacco — 1.4%
1,266	Philip Morris International, Inc.	109,682

	Total Consumer Staples	873,230

	Energy — 12.8%
	Energy Equipment & Services — 4.5%
385	Cameron International Corp. (a)	23,531
866	Ensco plc, (United Kingdom), Class A	50,333
12	Rowan Cos. plc, Class A (a)	395
4,086	Schlumberger Ltd.	292,797

		367,056

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Oil, Gas & Consumable Fuels — 8.3%
458	Anadarko Petroleum Corp.	39,351
827	Apache Corp.	69,311
556	Cheniere Energy, Inc. (a)	15,439
891	Chevron Corp.	105,469
3	Concho Resources, Inc. (a)	289
503	ConocoPhillips	30,406
323	EOG Resources, Inc.	42,486
1,200	Exxon Mobil Corp.	108,455
11	Marathon Oil Corp.	385
328	Marathon Petroleum Corp.	23,278
903	Occidental Petroleum Corp.	80,607
789	Phillips 66	46,490
402	QEP Resources, Inc.	11,154
396	Southwestern Energy Co. (a)	14,455
2,424	Williams Cos., Inc. (The)	78,692

		666,267

	Total Energy	1,033,323

	Financials — 17.8%
	Capital Markets — 4.3%
651	Ameriprise Financial, Inc.	52,656
253	Goldman Sachs Group, Inc. (The)	38,311
3,653	Invesco Ltd.	116,168
2,956	Morgan Stanley	72,224
676	State Street Corp.	44,096
957	TD Ameritrade Holding Corp.	23,256

		346,711

	Commercial Banks — 3.1%
593	BB&T Corp.	20,086
298	East West Bancorp, Inc.	8,196
415	Huntington Bancshares, Inc.	3,269
258	PNC Financial Services Group, Inc.	18,845
5	SVB Financial Group (a)	401
4,835	Wells Fargo & Co.	199,537

		250,334

	Consumer Finance — 1.0%
244	American Express Co.	18,265
1,016	Capital One Financial Corp.	63,792

		82,057

	Diversified Financial Services — 4.1%
12,064	Bank of America Corp.	155,147
2,402	Citigroup, Inc.	115,215
68	CME Group, Inc.	5,178
317	IntercontinentalExchange, Inc. (a)	56,406

		331,946

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — 5.0%
2,713		ACE Ltd., (Switzerland)	242,759
468		Aon plc, (United Kingdom)	30,102
292		Hartford Financial Services Group, Inc.	9,038
2,651		MetLife, Inc.	121,323
6		RenaissanceRe Holdings Ltd., (Bermuda)	506

			403,728

		Real Estate Investment Trusts (REITs) — 0.3%
148		Alexandria Real Estate Equities, Inc.	9,723
100		Apartment Investment & Management Co.,
		Class A	2,998
3		Boston Properties, Inc.	298
30		General Growth Properties, Inc.	599
—	(h)	Public Storage	31
85		SL Green Realty Corp.	7,467
5		Vornado Realty Trust	407

			21,523

		Total Financials	1,436,299

		Health Care — 18.5%
		Biotechnology — 4.0%
207		Alexion Pharmaceuticals, Inc. (a)	19,072
672		Biogen Idec, Inc. (a)	144,585
128		BioMarin Pharmaceutical, Inc. (a)	7,130
545		Celgene Corp. (a)	63,769
414		Onyx Pharmaceuticals, Inc. (a)	45,166
47		Pharmacyclics, Inc. (a)	3,703
513		Vertex Pharmaceuticals, Inc. (a)	41,006

			324,431

		Health Care Equipment & Supplies — 1.5%
22		CareFusion Corp. (a)	797
1,037		Covidien plc, (Ireland)	65,150
79		Intuitive Surgical, Inc. (a)	39,955
238		Stryker Corp.	15,376

			121,278

		Health Care Providers & Services — 4.6%
1,373		Cardinal Health, Inc.	64,797
369		DaVita HealthCare Partners, Inc. (a)	44,546
379		Humana, Inc.	32,012
265		Quest Diagnostics, Inc.	16,058
3,300		UnitedHealth Group, Inc.	216,056

			373,469

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Health Care Technology — 0.1%
102	Cerner Corp. (a)	9,769

	Life Sciences Tools & Services — 0.4%
151	Mettler-Toledo International, Inc. (a)	30,409

	Pharmaceuticals — 7.9%
105	Allergan, Inc.	8,871
3,442	Bristol-Myers Squibb Co.	153,808
4,651	Johnson & Johnson	399,299
1,635	Merck & Co., Inc.	75,946
5	Valeant Pharmaceuticals International, Inc. (a)	401

		638,325

	Total Health Care	1,497,680

	Industrials — 14.7%
	Aerospace & Defense — 5.8%
2,609	Honeywell International, Inc.	207,033
2,837	United Technologies Corp.	263,710

		470,743

	Airlines — 0.6%
1,940	Delta Air Lines, Inc. (a)	36,303
477	United Continental Holdings, Inc. (a)	14,921

		51,224

	Building Products — 0.5%
2,143	Masco Corp.	41,772

	Construction & Engineering — 1.8%
2,390	Fluor Corp.	141,759

	Electrical Equipment — 0.6%
15	Eaton Corp. plc, (Ireland)	1,012
816	Emerson Electric Co.	44,520

		45,532

	Industrial Conglomerates — 0.0% (g)
9	Danaher Corp.	593

	Machinery — 2.3%
2,816	PACCAR, Inc.	151,127
17	Pentair Ltd., (Switzerland)	992
432	SPX Corp.	31,127

		183,246

	Road & Rail — 2.4%
4,294	CSX Corp.	99,569
681	Norfolk Southern Corp.	49,449
261	Union Pacific Corp.	40,299

		189,317

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.7%
145	MSC Industrial Direct Co., Inc., Class A	11,263
190	W.W. Grainger, Inc.	48,017

		59,280

	Total Industrials	1,183,466

	Information Technology — 23.8%
	Communications Equipment — 3.4%
7,625	Cisco Systems, Inc.	185,366
1,421	QUALCOMM, Inc.	86,812

		272,178

	Computers & Peripherals — 3.0%
521	Apple, Inc.	206,334
1,497	Hewlett-Packard Co.	37,116

		243,450

	Internet Software & Services — 4.6%
1,158	eBay, Inc. (a)	59,895
326	Google, Inc., Class A (a)	287,387
153	LinkedIn Corp., Class A (a)	27,320

		374,602

	IT Services — 2.0%
58	Alliance Data Systems Corp. (a)	10,484
179	Cognizant Technology Solutions Corp., Class A (a)	11,184
218	Fidelity National Information Services, Inc.	9,322
661	Genpact Ltd., (Bermuda)	12,719
51	MasterCard, Inc., Class A	29,497
748	Paychex, Inc.	27,313
329	Visa, Inc., Class A	60,058

		160,577

	Semiconductors & Semiconductor Equipment — 6.9%
860	Altera Corp.	28,363
3,185	Applied Materials, Inc.	47,496
148	ASML Holding N.V., (Netherlands)	11,710
4,890	Avago Technologies Ltd., (Singapore)	182,806
1,242	Broadcom Corp., Class A	41,936
1,133	Freescale Semiconductor Ltd. (a)	15,358
630	KLA-Tencor Corp.	35,104
2,693	Lam Research Corp. (a)	119,399
1,585	ON Semiconductor Corp. (a)	12,805
395	Texas Instruments, Inc.	13,773
1,164	Xilinx, Inc.	46,087

		554,837

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Software — 3.9%
425	Adobe Systems, Inc. (a)	19,365
481	Citrix Systems, Inc. (a)	29,034
5,083	Microsoft Corp.	175,504
3,012	Oracle Corp.	92,529
34	Splunk, Inc. (a)	1,580

		318,012

	Total Information Technology	1,923,656

	Materials — 2.9%
	Chemicals — 2.5%
428	Air Products & Chemicals, Inc.	39,159
1,475	Axiall Corp.	62,798
2,380	Dow Chemical Co. (The)	76,579
486	Methanex Corp., (Canada)	20,782

		199,318

	Containers & Packaging — 0.0% (g)
12	Crown Holdings, Inc. (a)	499

	Metals & Mining — 0.4%
1,540	Alcoa, Inc.	12,043
270	Freeport-McMoRan Copper & Gold, Inc.	7,455
223	United States Steel Corp.	3,904
1,097	Walter Energy, Inc.	11,412

		34,814

	Paper & Forest Products — 0.0% (g)
16	International Paper Co.	693

	Total Materials	235,324

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
1,319	Verizon Communications, Inc.	66,419

	Utilities — 1.9%
	Electric Utilities — 1.7%
762	Edison International	36,681
903	NextEra Energy, Inc.	73,599
1,001	Xcel Energy, Inc.	28,371

		138,651

	Gas Utilities — 0.0% (g)
17	Questar Corp.	398

	Multi-Utilities — 0.2%
613	NiSource, Inc.	17,569
7	Sempra Energy	585

		18,154

	Total Utilities	157,203

	Total Common Stocks (Cost $7,799,533)	10,138,566

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Company — 0.4%
848	Utilities Select Sector SPDR Fund (Cost $31,812)	31,909

Short-Term Investment — 4.1%
	Investment Company — 4.1%
329,493	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $329,493)	329,493

	Total Investments — 130.0% (Cost $8,160,838)	10,499,968
	Liabilities in Excess of Other Assets — (30.0)%	(2,425,670)

	NET ASSETS — 100.0%	$8,074,298

Short Positions — 28.5%
Common Stocks — 28.5%
	Consumer Discretionary — 2.7%
	Auto Components — 0.2%
112	Autoliv, Inc., (Sweden)	8,631
356	Gentex Corp.	8,210

		16,841

	Automobiles — 0.1%
730	Ford Motor Co.	11,289

	Hotels, Restaurants & Leisure — 0.2%
43	Chipotle Mexican Grill, Inc. (a)	15,773
12	Darden Restaurants, Inc.	605

		16,378

	Household Durables — 0.0% (g)
12	MDC Holdings, Inc.	400

	Internet & Catalog Retail — 0.4%
146	Netflix, Inc. (a)	30,903

	Leisure Equipment & Products — 0.6%
1,013	Hasbro, Inc.	45,410
111	Mattel, Inc.	5,023

		50,433

	Media — 0.5%
9	AMC Networks, Inc., Class A (a)	610
587	Interpublic Group of Cos., Inc. (The)	8,540
506	Omnicom Group, Inc.	31,800

		40,950

	Multiline Retail — 0.2%
241	Kohl’s Corp.	12,195

	Specialty Retail — 0.3%
182	Bed Bath & Beyond, Inc. (a)	12,895
165	CarMax, Inc. (a)	7,602

		20,497

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Textiles, Apparel & Luxury Goods — 0.2%
317	NIKE, Inc., Class B	20,199

	Total Consumer Discretionary	220,085

	Consumer Staples — 4.0%
	Beverages — 0.2%
223	Brown-Forman Corp., Class B	15,035

	Food & Staples Retailing — 1.5%
812	Kroger Co. (The)	28,053
828	Safeway, Inc.	19,597
1,376	Sysco Corp.	47,012
304	Wal-Mart Stores, Inc.	22,680

		117,342

	Food Products — 1.5%
1,043	Hershey Co. (The)	93,122
407	Mead Johnson Nutrition Co.	32,267

		125,389

	Household Products — 0.6%
814	Church & Dwight Co., Inc.	50,216

	Tobacco — 0.2%
475	Altria Group, Inc.	16,621

	Total Consumer Staples	324,603

	Energy — 2.1%
	Energy Equipment & Services — 0.7%
458	Diamond Offshore Drilling, Inc.	31,503
688	Halliburton Co.	28,697

		60,200

	Oil, Gas & Consumable Fuels — 1.4%
221	CONSOL Energy, Inc.	5,995
4	Devon Energy Corp.	194
17	Encana Corp., (Canada)	292
1,227	Spectra Energy Corp.	42,286
345	TransCanada Corp., (Canada)	14,870
480	Ultra Petroleum Corp. (a)	9,516
275	Valero Energy Corp.	9,562
1,494	WPX Energy, Inc. (a)	28,301

		111,016

	Total Energy	171,216

	Financials — 3.4%
	Capital Markets — 1.0%
545	Bank of New York Mellon Corp. (The)	15,284
173	BlackRock, Inc.	44,424
110	Franklin Resources, Inc.	14,974
94	T. Rowe Price Group, Inc.	6,861

		81,543

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 0.5%
435	Fifth Third Bancorp	7,853
757	KeyCorp	8,353
126	M&T Bank Corp.	14,125
868	Regions Financial Corp.	8,275
47	UMB Financial Corp.	2,603

		41,209

	Diversified Financial Services — 0.0% (g)
4	CME Group, Inc.	296

	Insurance — 1.3%
705	Allstate Corp. (The)	33,943
442	American International Group, Inc. (a)	19,775
10	Arch Capital Group Ltd., (Bermuda) (a)	501
255	Lincoln National Corp.	9,309
13	Principal Financial Group, Inc.	495
323	Progressive Corp. (The)	8,207
148	Torchmark Corp.	9,639
176	Travelers Cos., Inc. (The)	14,050
195	W.R. Berkley Corp.	7,970

		103,889

	Real Estate Investment Trusts (REITs) — 0.6%
1,276	DDR Corp.	21,250
146	Federal Realty Investment Trust	15,178
15	Washington Real Estate Investment Trust	401
355	Weingarten Realty Investors	10,913

		47,742

	Total Financials	274,679

	Health Care — 4.2%
	Biotechnology — 0.3%
120	Amgen, Inc.	11,859
140	United Therapeutics Corp. (a)	9,211

		21,070

	Health Care Equipment & Supplies — 1.2%
4	Becton, Dickinson & Co.	395
251	Medtronic, Inc.	12,920
352	St. Jude Medical, Inc.	16,075
235	Varian Medical Systems, Inc. (a)	15,839
644	Zimmer Holdings, Inc.	48,297

		93,526

	Health Care Providers & Services — 1.0%
256	Aetna, Inc.	16,292
196	Express Scripts Holding Co. (a)	12,093
251	Laboratory Corp. of America Holdings (a)	25,114
187	Tenet Healthcare Corp. (a)	8,621
284	WellPoint, Inc.	23,257

		85,377

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Pharmaceuticals — 1.7%
1,150	AbbVie, Inc.	47,540
1,589	Eli Lilly & Co.	78,054
270	Hospira, Inc. (a)	10,340
114	Mallinckrodt plc, (Ireland) (a) †	5,186

		141,120

	Total Health Care	341,093

	Industrials — 5.4%
	Aerospace & Defense — 2.3%
326	Boeing Co. (The)	33,370
780	Lockheed Martin Corp.	84,605
624	Raytheon Co.	41,228
1,005	Textron, Inc.	26,183

		185,386

	Air Freight & Logistics — 0.2%
144	C.H. Robinson Worldwide, Inc.	8,130
60	United Parcel Service, Inc., Class B	5,219

		13,349

	Electrical Equipment — 0.7%
647	Rockwell Automation, Inc.	53,757

	Industrial Conglomerates — 0.7%
2,528	General Electric Co.	58,628

	Machinery — 1.0%
282	Caterpillar, Inc.	23,240
695	Dover Corp.	53,979
68	Illinois Tool Works, Inc.	4,687

		81,906

	Road & Rail — 0.2%
345	Heartland Express, Inc.	4,789
225	Knight Transportation, Inc.	3,792
303	Werner Enterprises, Inc.	7,318

		15,899

	Trading Companies & Distributors — 0.3%
541	Fastenal Co.	24,827

	Total Industrials	433,752

	Information Technology — 3.3%
	Computers & Peripherals — 0.4%
1,022	EMC Corp.	24,134
187	Seagate Technology plc, (Ireland)	8,368

		32,502

	Internet Software & Services — 0.3%
707	AOL, Inc. (a)	25,803

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.8%
617	Automatic Data Processing, Inc.	42,497
95	International Business Machines Corp.	18,156

		60,653

	Semiconductors & Semiconductor Equipment — 1.6%
3,051	Intel Corp.	73,893
448	Microchip Technology, Inc.	16,677
2,127	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	38,969

		129,539

	Software — 0.2%
397	Salesforce.com, Inc. (a)	15,155

	Total Information Technology	263,652

	Materials — 1.5%
	Chemicals — 1.0%
172	Cabot Corp.	6,450
295	E.I. du Pont de Nemours & Co.	15,461
516	OM Group, Inc. (a)	15,939
27	PPG Industries, Inc.	3,938
148	Praxair, Inc.	16,988
89	Sherwin-Williams Co. (The)	15,751
120	Sigma-Aldrich Corp.	9,624

		84,151

	Containers & Packaging — 0.0% (g)
6	MeadWestvaco Corp.	197

	Metals & Mining — 0.5%
2,203	Cliffs Natural Resources, Inc.	35,806
45	Vale S.A., (Brazil), ADR	595

		36,401

	Paper & Forest Products — 0.0% (g)
3	Domtar Corp., (Canada)	199

	Total Materials	120,948

	Utilities — 1.9%
	Electric Utilities — 0.8%
439	FirstEnergy Corp.	16,392
1,057	Southern Co. (The)	46,650

		63,042

	Gas Utilities — 0.3%
522	ONEOK, Inc.	21,582
198	UGI Corp.	7,756

		29,338

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Multi-Utilities — 0.8%
13	CenterPoint Energy, Inc.	299
793	Consolidated Edison, Inc.	46,233
480	Public Service Enterprise Group, Inc.	15,688

		62,220

	Total Utilities	154,600

	Total Short Positions (Proceeds $2,154,189)	$2,304,628

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,251	E-mini S&P 500	09/20/13	$100,036	$375

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 133.8% (j)
Common Stocks — 132.0%
		Consumer Discretionary — 19.9%
		Auto Components — 1.4%
—	(h)	BorgWarner, Inc. (a)	10
4		Johnson Controls, Inc.	131
—	(h)	Magna International, Inc., (Canada)	25
1		TRW Automotive Holdings Corp. (a)	40

			206

		Automobiles — 1.1%
5		General Motors Co. (a)	157

		Hotels, Restaurants & Leisure — 1.2%
1		Royal Caribbean Cruises Ltd.	44
1		Starbucks Corp.	39
1		Yum! Brands, Inc.	87

			170

		Household Durables — 0.7%
1		Lennar Corp., Class A	30
—	(h)	NVR, Inc. (a)	18
3		PulteGroup, Inc. (a)	52

			100

		Internet & Catalog Retail — 2.3%
1		Amazon.com, Inc. (a)	231
—	(h)	Expedia, Inc.	26
—	(h)	priceline.com, Inc. (a)	74

			331

		Media — 6.8%
3		CBS Corp. (Non-Voting), Class B	127
3		Comcast Corp., Class A	146
1		DISH Network Corp., Class A	58
1		Time Warner Cable, Inc.	96
8		Time Warner, Inc.	453
—	(h)	Viacom, Inc., Class B	17
1		Walt Disney Co. (The)	91

			988

		Multiline Retail — 1.1%
2		Target Corp.	162

		Specialty Retail — 4.2%
—	(h)	AutoZone, Inc. (a)	97
3		Home Depot, Inc. (The)	198
3		Lowe’s Cos., Inc.	118
1		Ross Stores, Inc.	73
2		TJX Cos., Inc.	122

			608

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — 1.1%
1		Lululemon Athletica, Inc., (Canada) (a)	48
1		V.F. Corp.	112

			160

		Total Consumer Discretionary	2,882

		Consumer Staples — 12.7%
		Beverages — 3.9%
5		Coca-Cola Co. (The)	202
5		Coca-Cola Enterprises, Inc.	163
1		Dr. Pepper Snapple Group, Inc.	34
2		PepsiCo, Inc.	170

			569

		Food & Staples Retailing — 1.0%
3		CVS Caremark Corp.	145

		Food Products — 3.0%
5		Archer-Daniels-Midland Co.	174
1		General Mills, Inc.	66
1		Kellogg Co.	54
5		Mondelez International, Inc., Class A	136

			430

		Household Products — 2.7%
1		Clorox Co. (The)	85
—	(h)	Energizer Holdings, Inc.	12
1		Kimberly-Clark Corp.	72
3		Procter & Gamble Co. (The)	228

			397

		Tobacco — 2.1%
4		Philip Morris International, Inc.	307

		Total Consumer Staples	1,848

		Energy — 11.3%
		Energy Equipment & Services — 2.9%
1		Cameron International Corp. (a)	70
2		Ensco plc, (United Kingdom), Class A	88
1		National Oilwell Varco, Inc.	58
3		Schlumberger Ltd.	205

			421

		Oil, Gas & Consumable Fuels — 8.4%
1		Anadarko Petroleum Corp.	74
1		Apache Corp.	63
3		Chevron Corp.	309
2		ConocoPhillips	133
—	(h)	EOG Resources, Inc.	46
3		Exxon Mobil Corp.	299

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	23

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Oil, Gas & Consumable Fuels — Continued
—	(h)	Marathon Oil Corp.	8
1		Occidental Petroleum Corp.	89
2		Phillips 66	127
2		Williams Cos., Inc. (The)	78

			1,226

		Total Energy	1,647

		Financials — 22.3%
		Capital Markets — 3.1%
1		Goldman Sachs Group, Inc. (The)	101
2		Invesco Ltd.	75
4		Morgan Stanley	109
2		State Street Corp.	108
2		TD Ameritrade Holding Corp.	57

			450

		Commercial Banks — 4.2%
2		BB&T Corp.	66
1		CIT Group, Inc. (a)	24
2		Comerica, Inc.	81
3		SunTrust Banks, Inc.	87
—	(h)	SVB Financial Group (a)	16
8		Wells Fargo & Co.	335

			609

		Consumer Finance — 0.6%
1		Capital One Financial Corp.	91

		Diversified Financial Services — 3.9%
20		Bank of America Corp.	253
5		Citigroup, Inc.	246
—	(h)	Intercontinental Exchange, Inc. (a)	59

			558

		Insurance — 6.7%
3		ACE Ltd., (Switzerland)	245
1		Aflac, Inc.	62
1		Aon plc, (United Kingdom)	68
1		Axis Capital Holdings Ltd., (Bermuda)	56
1		Berkshire Hathaway, Inc., Class B (a)	137
1		Everest Re Group Ltd., (Bermuda)	65
2		Hartford Financial Services Group, Inc.	63
4		MetLife, Inc.	203
—	(h)	PartnerRe Ltd., (Bermuda)	22
1		Prudential Financial, Inc.	54

			975

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — 3.8%
1		Apartment Investment & Management Co., Class A	41
—	(h)	Boston Properties, Inc.	48
2		Brandywine Realty Trust	29
2		CBL & Associates Properties, Inc.	35
1		CubeSmart	22
1		Digital Realty Trust, Inc.	32
4		Education Realty Trust, Inc.	36
1		HCP, Inc.	39
2		Highwoods Properties, Inc.	81
2		Kimco Realty Corp.	43
1		Post Properties, Inc.	45
1		Simon Property Group, Inc.	107

			558

		Total Financials	3,241

		Health Care — 16.3%
		Biotechnology — 4.3%
1		Alexion Pharmaceuticals, Inc. (a)	89
1		Biogen Idec, Inc. (a)	232
1		Celgene Corp. (a)	172
1		Onyx Pharmaceuticals, Inc. (a)	70
1		Vertex Pharmaceuticals, Inc. (a)	65

			628

		Health Care Equipment & Supplies — 2.1%
1		Abbott Laboratories	26
1		Baxter International, Inc.	51
1		CareFusion Corp. (a)	52
1		Covidien plc, (Ireland)	94
—	(h)	Intuitive Surgical, Inc. (a)	86

			309

		Health Care Providers & Services — 2.5%
1		DaVita HealthCare Partners, Inc. (a)	123
1		Humana, Inc.	83
2		UnitedHealth Group, Inc.	155

			361

		Health Care Technology — 0.4%
—	(h)	athenahealth, Inc. (a)	16
—	(h)	Cerner Corp. (a)	44

			60

		Life Sciences Tools & Services — 0.4%
—	(h)	Mettler-Toledo International, Inc. (a)	58

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Pharmaceuticals — 6.6%
1		Allergan, Inc.	42
4		Bristol-Myers Squibb Co.	181
5		Johnson & Johnson	416
3		Merck & Co., Inc.	134
4		Pfizer, Inc.	115
—	(h)	Valeant Pharmaceuticals International, Inc. (a)	34
1		Zoetis, Inc.	40

			962

		Total Health Care	2,378

		Industrials — 13.9%
		Aerospace & Defense — 4.7%
3		Honeywell International, Inc.	268
—	(h)	Huntington Ingalls Industries, Inc.	—	(h)
4		United Technologies Corp.	412

			680

		Building Products — 0.4%
3		Masco Corp.	53

		Commercial Services & Supplies — 0.2%
1		Tyco International Ltd., (Switzerland)	21

		Construction & Engineering — 1.1%
3		Fluor Corp.	165

		Electrical Equipment — 1.7%
5		Emerson Electric Co.	248

		Industrial Conglomerates — 0.3%
2		General Electric Co.	46

		Machinery — 2.0%
—	(h)	Deere & Co.	27
4		PACCAR, Inc.	224
1		SPX Corp.	45

			296

		Road & Rail — 3.0%
8		CSX Corp.	182
1		Norfolk Southern Corp.	52
1		Union Pacific Corp.	202

			436

		Trading Companies & Distributors — 0.5%
—	(h)	W.W. Grainger, Inc.	76

		Total Industrials	2,021

		Information Technology — 24.2%
		Communications Equipment — 2.6%
9		Cisco Systems, Inc.	227
2		QUALCOMM, Inc.	151

			378

SHARES		SECURITY DESCRIPTION	VALUE($)

		Computers & Peripherals — 2.9%
1		Apple, Inc.	376
2		Hewlett-Packard Co.	48

			424

		Electronic Equipment, Instruments & Components — 0.1%
1		Corning, Inc.	21

		Internet Software & Services — 5.1%
2		eBay, Inc. (a)	107
1		Google, Inc., Class A (a)	595
—	(h)	LinkedIn Corp., Class A (a)	39

			741

		IT Services — 2.5%
—	(h)	Accenture plc, (Ireland), Class A	19
—	(h)	Alliance Data Systems Corp. (a)	29
—	(h)	Cognizant Technology Solutions Corp., Class A (a)	25
1		Genpact Ltd., (Bermuda)	15
—	(h)	International Business Machines Corp.	92
—	(h)	Jack Henry & Associates, Inc.	16
—	(h)	MasterCard, Inc., Class A	19
1		Visa, Inc., Class A	142

			357

		Semiconductors & Semiconductor Equipment — 6.6%
8		Applied Materials, Inc.	124
—	(h)	ASML Holding N.V., (Netherlands)	30
5		Avago Technologies Ltd., (Singapore)	174
4		Broadcom Corp., Class A	150
2		Freescale Semiconductor Ltd. (a)	32
2		KLA-Tencor Corp.	85
4		Lam Research Corp. (a)	197
1		Micron Technology, Inc. (a)	12
4		ON Semiconductor Corp. (a)	29
1		Texas Instruments, Inc.	42
2		Xilinx, Inc.	75

			950

		Software — 4.4%
1		Adobe Systems, Inc. (a)	59
1		Citrix Systems, Inc. (a)	56
9		Microsoft Corp.	301
5		Oracle Corp.	156
1		Splunk, Inc. (a)	29
1		VMware, Inc., Class A (a)	37

			638

		Total Information Technology	3,509

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	25

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Materials — 4.7%
		Chemicals — 3.3%
3		Air Products & Chemicals, Inc.	285
2		Axiall Corp.	89
3		Dow Chemical Co. (The)	92
—	(h)	Monsanto Co.	21

			487

		Containers & Packaging — 0.5%
1		Crown Holdings, Inc. (a)	47
—	(h)	Rock Tenn Co., Class A	20

			67

		Metals & Mining — 0.9%
13		Alcoa, Inc.	102
3		Alumina Ltd., (Australia), ADR (a)	11
1		Walter Energy, Inc.	13

			126

		Total Materials	680

		Telecommunication Services — 2.0%
		Diversified Telecommunication Services — 1.8%
2		AT&T, Inc.	59
4		Verizon Communications, Inc.	198

			257

		Wireless Telecommunication Services — 0.2%
4		Sprint Nextel Corp. (a)	27

		Total Telecommunication Services	284

		Utilities — 4.7%
		Electric Utilities — 3.6%
4		Edison International	190
3		NextEra Energy, Inc.	213
1		NV Energy, Inc.	27
3		Xcel Energy, Inc.	84

			514

		Multi-Utilities — 1.1%
3		NiSource, Inc.	75
1		Sempra Energy	91

			166

		Total Utilities	680

		Total Common Stocks (Cost $15,711)	19,170

SHARES		SECURITY DESCRIPTION	VALUE($)

Short-Term Investments— 1.8%
		Investment Company — 1.7%
243		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $243)	243

PRINCIPAL AMOUNT($)
		U.S. Treasury Obligation — 0.1%
25		U.S. Treasury Bill, 0.058%, 11/14/13 (k) (n) (Cost $25)	25

		Total Short-Term Investments (Cost $268)	268

		Total Investments — 133.8% (Cost $15,979)	19,438
		Liabilities in Excess of Other Assets — (33.8)%	(4,911)

		NET ASSETS — 100.0%	$14,527

SHARES
Short Positions — 34.4%
Common Stocks — 34.4%
		Consumer Discretionary — 6.0%
		Auto Components — 0.5%
1		Autoliv, Inc., (Sweden)	41
2		Gentex Corp.	35

			76

		Automobiles — 0.2%
2		Ford Motor Co.	24

		Hotels, Restaurants & Leisure — 0.5%
1		Choice Hotels International, Inc.	52
—	(h)	Darden Restaurants, Inc.	21

			73

		Household Durables — 0.2%
1		Toll Brothers, Inc. (a)	32

		Internet & Catalog Retail — 0.9%
3		Groupon, Inc. (a)	23
—	(h)	Netflix, Inc. (a)	101

			124

		Leisure Equipment & Products — 0.1%
—	(h)	Hasbro, Inc.	21

		Media — 3.4%
—	(h)	Discovery Communications, Inc., Class A (a)	38
2		Interpublic Group of Cos., Inc. (The)	32

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Media — Continued
4		News Corp., Class B	134
2		Omnicom Group, Inc.	122
1		Scripps Networks Interactive, Inc., Class A	54
—	(h)	Washington Post Co. (The), Class B	111

			491

		Specialty Retail — 0.2%
—	(h)	Bed Bath & Beyond, Inc. (a)	6
—	(h)	CarMax, Inc. (a)	20
—	(h)	O’Reilly Automotive, Inc. (a)	7

			33

		Total Consumer Discretionary	874

		Consumer Staples — 3.2%
		Beverages — 0.4%
1		Brown-Forman Corp., Class B	59

		Food & Staples Retailing — 0.5%
1		Safeway, Inc.	24
1		Sysco Corp.	44

			68

		Food Products — 1.3%
—	(h)	Campbell Soup Co.	22
1		Hershey Co. (The)	130
—	(h)	Mead Johnson Nutrition Co.	32

			184

		Household Products — 0.3%
1		Church & Dwight Co., Inc.	49

		Personal Products — 0.4%
1		Estee Lauder Cos., Inc. (The), Class A	62

		Tobacco — 0.3%
1		Altria Group, Inc.	44

		Total Consumer Staples	466

		Energy — 1.4%
		Energy Equipment & Services — 0.4%
—	(h)	Diamond Offshore Drilling, Inc.	24
1		Nabors Industries Ltd., (Bermuda)	13
1		Tenaris S.A., (Luxembourg), ADR	23

			60

		Oil, Gas & Consumable Fuels — 1.0%
1		CONSOL Energy, Inc.	29
—	(h)	Devon Energy Corp.	13
—	(h)	Southwestern Energy Co. (a)	15
—	(h)	Spectra Energy Corp.	14
1		Tesoro Corp.	27

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
1		TransCanada Corp., (Canada)	24
1		WPX Energy, Inc. (a)	23

			145

		Total Energy	205

		Financials — 6.9%
		Capital Markets — 0.4%
—	(h)	BlackRock, Inc.	10
—	(h)	Federated Investors, Inc., Class B	5
7 —	(h)	Franklin Resources, Inc.	20
—	(h)	Northern Trust Corp.	13

			48

		Commercial Banks — 2.0%
3		BancorpSouth, Inc.	47
1		Bank of Hawaii Corp.	46
—	(h)	Cullen/Frost Bankers, Inc.	27
2		Fifth Third Bancorp	31
1		UMB Financial Corp.	58
8		Valley National Bancorp	78

			287

		Insurance — 2.7%
1		Allstate Corp. (The)	40
1		American International Group, Inc. (a)	23
1		Arch Capital Group Ltd., (Bermuda) (a)	44
—	(h)	Assurant, Inc.	5
1		Chubb Corp. (The)	49
3		Progressive Corp. (The)	67
1		Torchmark Corp.	50
—	(h)	Travelers Cos., Inc. (The)	30
1		W.R. Berkley Corp.	50
1		XL Group plc, (Ireland)	38

			396

		Real Estate Investment Trusts (REITs) — 1.6%
1		Corporate Office Properties Trust	18
3		DCT Industrial Trust, Inc.	25
2		DDR Corp.	36
—	(h)	EastGroup Properties, Inc.	18
—	(h)	Health Care REIT, Inc.	25
1		Hudson Pacific Properties, Inc.	14
—	(h)	Macerich Co. (The)	26
—	(h)	Realty Income Corp.	1
1		Senior Housing Properties Trust	38
1		Weingarten Realty Investors	32

			233

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	27

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Real Estate Management & Development — 0.2%
2		Brookfield Office Properties, Inc.	34

		Total Financials	998

		Health Care — 2.8%
		Biotechnology — 0.1%
—	(h)	United Therapeutics Corp. (a)	18

		Health Care Equipment & Supplies — 1.4%
—	(h)	Becton, Dickinson & Co.	16
—	(h)	C.R. Bard, Inc.	41
—	(h)	Edwards Lifesciences Corp. (a)	6
—	(h)	Medtronic, Inc.	23
1		Varian Medical Systems, Inc. (a)	36
1		Zimmer Holdings, Inc.	86

			208

		Health Care Providers & Services — 0.5%
1		Tenet Healthcare Corp. (a)	39
—	(h)	WellPoint, Inc.	26

			65

		Pharmaceuticals — 0.8%
1		Eli Lilly & Co.	51
2		Hospira, Inc. (a)	65
—	(h)	Mallinckrodt plc, (Ireland) (a)†	6

			122

		Total Health Care	413

		Industrials — 3.8%
		Aerospace & Defense — 1.2%
—	(h)	Boeing Co. (The)	27
1		Lockheed Martin Corp.	92
—	(h)	Raytheon Co.	31
1		Textron, Inc.	24

			174

		Electrical Equipment — 0.4%
1		Rockwell Automation, Inc.	63

		Industrial Conglomerates — 0.2%
—	(h)	Danaher Corp.	28

		Machinery — 0.9%
—	(h)	Caterpillar, Inc.	21
1		Dover Corp.	70
1		Illinois Tool Works, Inc.	44

			135

SHARES		SECURITY DESCRIPTION	VALUE($)

		Road & Rail — 0.8%
4		Heartland Express, Inc.	50
2		Knight Transportation, Inc.	31
2		Werner Enterprises, Inc.	39

			120

		Trading Companies & Distributors — 0.3%
1		Fastenal Co.	37

		Total Industrials	557

		Information Technology — 5.6%
		Computers & Peripherals — 0.2%
—	(h)	Seagate Technology plc, (Ireland)	20

		Internet Software & Services — 0.4%
2		AOL, Inc. (a)	58

		IT Services — 0.2%
—	(h)	Automatic Data Processing, Inc.	8
—	(h)	Paychex, Inc.	7
1		SAIC, Inc.	12

			27

		Semiconductors & Semiconductor Equipment — 4.0%
1		Analog Devices, Inc.	27
4		Intel Corp.	91
2		Linear Technology Corp.	55
4		Marvell Technology Group Ltd., (Bermuda)	43
3		Maxim Integrated Products, Inc.	71
2		Microchip Technology, Inc.	83
2		NVIDIA Corp.	27
8		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	142
2		Teradyne, Inc. (a)	44

			583

		Software — 0.8%
5		Electronic Arts, Inc. (a)	119

		Total Information Technology	807

		Materials — 3.2%
		Chemicals — 2.1%
1		Cabot Corp.	23
—	(h)	E.I. du Pont de Nemours & Co.	14
1		OM Group, Inc. (a)	42
—	(h)	PPG Industries, Inc.	16
1		Praxair, Inc.	113
1		Sigma-Aldrich Corp.	56
1		Valspar Corp. (The)	36

			300

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Construction Materials — 0.0% (g)
—	(h)	Vulcan Materials Co.	6

		Containers & Packaging — 0.1%
—	(h)	MeadWestvaco Corp.	13

		Metals & Mining — 1.0%
5		Cliffs Natural Resources, Inc.	86
1		Nucor Corp.	30
2		Vale S.A., (Brazil), ADR	28

			144

		Total Materials	463

		Utilities — 1.5%
		Electric Utilities — 0.5%
—	(h)	Entergy Corp.	29
1		FirstEnergy Corp.	19
—	(h)	Southern Co. (The)	17

			65

SHARES		SECURITY DESCRIPTION	VALUE($)

		Gas Utilities — 0.2%
—	(h)	National Fuel Gas Co.	27

		Multi-Utilities — 0.8%
1		Consolidated Edison, Inc.	30
—	(h)	Dominion Resources, Inc.	14
2		Public Service Enterprise Group, Inc.	58
—	(h)	Wisconsin Energy Corp.	19

			121

		Total Utilities	213

		Total Short Positions (Proceeds $4,336)	$4,996

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini S&P 500	09/20/13	$320	$(4)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	29

J. P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (Unaudited)

ADR	— American Depositary Receipt
SPDR	— Standard & Poors Depository Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
†	— Short position is the result of the sale of a when issued security from a pending corporate action on Covidien plc.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$220,983		$10,170,475	$19,195
Investments in affiliates, at value	1,656		329,493	243

Total investment securities, at value	222,639		10,499,968	19,438
Deposits at broker for futures contracts	390		11,550	—
Receivables:
Investment securities sold	1,674		272,281	218
Fund shares sold	209		13,284	1
Interest and dividends from non-affiliates	197		10,321	20
Dividends from affiliates	—	(a)	7	—	(a)
Due from Advisor	—		—	20

Total Assets	225,109		10,807,411	19,697

LIABILITIES:
Payables:
Due to custodian	—		—	—	(a)
Securities sold short, at value	46,329		2,304,628	4,996
Dividend expense to non-affiliates on securities sold short	24		2,475	6
Investment securities purchased	3,555		413,338	128
Interest expense to non-affiliates on securities sold short	22		1,234	—
Fund shares redeemed	21		3,977	—
Variation margin on futures contracts	13		182	1
Accrued liabilities:
Investment advisory fees	137		5,239	—
Shareholder servicing fees	—		1,304	3
Distribution fees	12		289	—	(a)
Custodian and accounting fees	9		82	12
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—
Other	48		363	24

Total Liabilities	50,170		2,733,113	5,170

Net Assets	$174,939		$8,074,298	$14,527

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
NET ASSETS:
Paid-in-Capital	$128,030	$5,729,695	$10,904
Accumulated undistributed (distributions in excess of) net investment income	754	20,652	36
Accumulated net realized gains (losses)	8,864	134,885	792
Net unrealized appreciation (depreciation)	37,291	2,189,066	2,795

Total Net Assets	$174,939	$8,074,298	$14,527

Net Assets:
Class A	$58,372	$743,290	$277
Class C	463	214,660	116
Class R2	—	3,766	71
Class R5	—	142,927	71
Class R6	—	—	62
Select Class	116,104	6,969,655	13,930

Total	$174,939	$8,074,298	$14,527

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,789	29,299	14
Class C	31	8,610	6
Class R2	—	150	3
Class R5	—	5,575	3
Class R6	—	—	3
Select Class	7,484	272,805	693

Net Asset Value (a):
Class A — Redemption price per share	$15.40	$25.37	$20.00
Class C — Offering price per share (b)	14.99	24.93	19.85
Class R2 — Offering and redemption price per share	—	25.11	19.97
Class R5 — Offering and redemption price per share	—	25.64	20.14
Class R6 — Offering and redemption price per share	—	—	20.16
Select Class — Offering and redemption price per share	15.51	25.55	20.10
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.25	$26.78	$21.11

Cost of investments in non-affiliates	$180,611	$7,831,345	$15,736
Cost of investments in affiliates	1,656	329,493	243
Proceeds from securities sold short	43,246	2,154,189	4,336

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Share varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)	$—	(a)
Interest income from affiliates	— (a)	2	—
Dividend income from non-affiliates	5,524	199,825	367
Dividend income from affiliates	3	141	—	(a)

Total investment income	5,527	199,968	367

EXPENSES:
Investment advisory fees	2,070	73,476	132
Administration fees	141	6,261	11
Distribution fees:
Class A	118	1,725	1
Class C	4	1,554	1
Class R2	—	15	—	(a)
Shareholder servicing fees:
Class A	118	1,725	1
Class C	1	518	—	(a)
Class R2	—	8	—	(a)
Class R5	—	71	—	(a)
Select Class	294	15,764	32
Custodian and accounting fees	37	312	46
Interest expense to affiliates	— (a)	2	—
Professional fees	55	133	55
Trustees’ and Chief Compliance Officer’s fees	2	84	—	(a)
Printing and mailing costs	11	243	2
Registration and filing fees	31	79	54
Transfer agent fees	121	2,574	10
Other	6	79	7
Dividend expense to non-affiliates on securities sold short	812	54,400	141
Interest expense to non-affiliates on securities sold short	285	13,412	26

Total expenses	4,106	172,435	519

Less amounts waived	(1,155)	(24,792)	(143)
Less earnings credits	—	(1)	—
Less expense reimbursements	—	—	(75)

Net expenses	2,951	147,642	301

Net investment income (loss)	2,576	52,326	66

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,711	827,433	1,270
Futures	108	25,565	45
Securities sold short	(3,987)	(157,858)	(335)

Net realized gain (loss)	13,832	695,140	980

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	17,057	1,009,234	2,133
Futures	2	(4,765)	(8)
Securities sold short	(3,660)	(111,685)	(427)

Change in net unrealized appreciation/depreciation	13,399	892,784	1,698

Net realized/unrealized gains (losses)	27,231	1,587,924	2,678

Change in net assets resulting from operations	$29,807	$1,640,250	$2,744

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net Investment Income (loss)	$2,576	$1,150	$52,326	$44,119
Net realized gain (loss)	13,832	2,667	695,140	160,512
Change in net unrealized appreciation/depreciation	13,399	1,699	892,784	(186,242)

Change in net assets resulting from operations	29,807	5,516	1,640,250	18,389

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(831)	(87)	(3,361)	(2,510)
From net realized gains	(1,231)	(4,686)	(28,232)	—
Class C
From net investment income	(5)	—	(1)	—
From net realized gains	(12)	(59)	(8,695)	—
Class R2
From net investment income	—	—	(13)	(5)
From net realized gains	—	—	(131)	—
Class R5
From net investment income	—	—	(1,331)	(458)
From net realized gains	—	—	(6,012)	—
Select Class
From net investment income	(2,236)	(411)	(45,754)	(36,514)
From net realized gains	(2,997)	(14,454)	(260,771)	—

Total distributions to shareholders	(7,312)	(19,697)	(354,301)	(39,487)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(9,988)	12,774	182,071	(812,605)

NET ASSETS:
Change in net assets	12,507	(1,407)	1,468,020	(833,703)
Beginning of period	162,432	163,839	6,606,278	7,439,981

End of period	$174,939	$162,432	$8,074,298	$6,606,278

Accumulated undistributed (distributions in excess of) net investment income	$754	$1,294	$20,652	$18,265

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net Investment Income (loss)	$66	$71
Net realized gain (loss)	980	37
Change in net unrealized appreciation/depreciation	1,698	125

Change in net assets resulting from operations	2,744	233

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	— (a)
From net realized gains	(2)	(1)
Class C
From net investment income	— (a)	—
From net realized gains	(1)	(1)
Class R2
From net investment income	— (a)	—
From net realized gains	(1)	(1)
Class R5
From net investment income	(1)	— (a)
From net realized gains	(1)	(1)
Class R6
From net investment income	— (a)	— (a)
From net realized gains	(1)	(1)
Select Class
From net investment income	(100)	(20)
From net realized gains	(154)	(202)

Total distributions to shareholders	(263)	(227)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	315	441

NET ASSETS:
Change in net assets	2,796	447
Beginning of period	11,731	11,284

End of period	$14,527	$11,731

Accumulated undistributed (distributions in excess of) net investment income	$36	$72

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,380	$14,458	$186,289	$177,490
Distributions reinvested	2,059	4,760	29,707	2,350
Cost of shares redeemed	(19,078)	(13,990)	(236,435)	(295,231)

Change in net assets resulting from Class A capital transactions	$10,361	$5,228	$(20,439)	$(115,391)

Class C
Proceeds from shares issued	$130	$168	$13,119	$23,352
Distributions reinvested	17	58	6,929	—
Cost of shares redeemed	(242)	(142)	(42,528)	(50,106)

Change in net assets resulting from Class C capital transactions	$(95)	$84	$(22,480)	$(26,754)

Class R2
Proceeds from shares issued	$—	$—	$2,297	$1,443
Distributions reinvested	—	—	77	2
Cost of shares redeemed	—	—	(1,098)	(826)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,276	$619

Class R5
Proceeds from shares issued	$—	$—	$16,274	$107,055
Distributions reinvested	—	—	3,145	417
Cost of shares redeemed	—	—	(37,559)	(14,083)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(18,140)	$93,389

Select Class
Proceeds from shares issued	$10,129	$19,619	$1,052,635	$535,882
Distributions reinvested	3,145	14,363	101,644	18,821
Cost of shares redeemed	(33,528)	(26,520)	(912,425)	(1,319,171)

Change in net assets resulting from Select Class capital transactions	$(20,254)	$7,462	$241,854	$(764,468)

Total change in net assets resulting from capital transactions	$(9,988)	$12,774	$182,071	$(812,605)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012

SHARE TRANSACTIONS:
Class A
Issued	1,888	1,066	7,923	8,732
Reinvested	152	402	1,355	121
Redeemed	(1,331)	(1,045)	(10,120)	(14,534)

Change in Class A Shares	709	423	(842)	(5,681)

Class C
Issued	9	13	567	1,181
Reinvested	1	5	323	—
Redeemed	(17)	(11)	(1,855)	(2,513)

Change in Class C Shares	(7)	7	(965)	(1,332)

Class R2
Issued	—	—	100	70
Reinvested	—	—	3	— (a)
Redeemed	—	—	(47)	(39)

Change in Class R2 Shares	—	—	56	31

Class R5
Issued	—	—	689	5,027
Reinvested	—	—	142	21
Redeemed	—	—	(1,575)	(684)

Change in Class R5 Shares	—	—	(744)	4,364

Select Class
Issued	720	1,453	44,733	25,894
Reinvested	230	1,204	4,597	962
Redeemed	(2,359)	(1,950)	(38,859)	(63,896)

Change in Select Class Shares	(1,409)	707	10,471	(37,040)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

	U.S. Research Equity Plus Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$186	$83
Distributions reinvested	4	1
Cost of shares redeemed	(102)	(3)

Change in net assets resulting from Class A capital transactions	$88	$81

Class C
Proceeds from shares issued	$19	$23
Distributions reinvested	1	1
Cost of shares redeemed	— (a)	—

Change in net assets resulting from Class C capital transactions	$20	$24

Class R2
Proceeds from shares issued	$2	$—
Distributions reinvested	1	1

Change in net assets resulting from Class R2 capital transactions	$3	$1

Class R5
Distributions reinvested	2	1

Change in net assets resulting from Class R5 capital transactions	$2	$1

Class R6
Distributions reinvested	1	1

Change in net assets resulting from Class R6 capital transactions	$1	$1

Select Class
Proceeds from shares issued	$44	$113
Distributions reinvested	254	221
Cost of shares redeemed	(97)	(1)

Change in net assets resulting from Select Class capital transactions	$201	$333

Total change in net assets resulting from capital transactions	$315	$441

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Year Ended 6/30/2013		Year Ended 6/30/2012

SHARE TRANSACTIONS:
Class A
Issued	10		5
Reinvested	—	(a)	—	(a)
Redeemed	(5)		—	(a)

Change in Class A Shares	5		5

Class C
Issued	1		2
Reinvested	—	(a)	—	(a)
Redeemed	—	(a)	—

Change in Class C Shares	1		2

Class R2
Issued	—	(a)	—
Reinvested	—	(a)	—	(a)

Change in Class R2 Shares	—	(a)	—	(a)

Class R5
Reinvested	—	(a)	—	(a)

Change in Class R5 Shares	—	(a)	—	(a)

Class R6
Reinvested	—	(a)	—	(a)

Change in Class R6 Shares	—	(a)	—	(a)

Select Class
Issued	1		7
Reinvested	15		15
Redeemed	(5)		—	(a)

Change in Select Class Shares	11		22

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$29,807

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(206,001)
Proceeds from disposition of investment securities	205,117
Covers of investment securities sold short	(69,274)
Proceeds from investment securities sold short	83,117
Sales of short-term investments, net	575
Change in unrealized (appreciation)/depreciation on investments	(17,057)
Change in unrealized (appreciation)/depreciation on securities sold short	3,660
Net realized (gain)/ loss on investments	(17,711)
Net realized (gain)/ loss on securities sold short	3,987
Increase in deposits at broker for futures contracts	(390)
Decrease in receivable for investment securities sold	9,144
Decrease in interest and dividends from non-affiliates receivable	49
Decrease in dividends from affiliates receivable	— (a)
Increase in interest expense payable on securities sold short	4
Decrease in payable for investment securities purchased	(7,606)
Increase in variation margin payable	13
Increase in dividends payable on securities sold short	1
Decrease in accrued expenses and other liabilities	(11)

Net cash provided (used) by operating activities	17,424

Cash flows provided (used) by financing activities:
Proceeds from shares issued	37,547
Payment for shares redeemed	(52,881)
Cash distributions paid to shareholders (net of reinvestments of $5,222)	(2,090)

Net cash provided (used) by financing activities	(17,424)

Net increase/decrease in cash	—

Cash:
Beginning of period	—

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $281 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	41

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2013 (continued)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$1,640,250

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(8,454,003)
Proceeds from disposition of investment securities	8,153,975
Covers of investment securities sold short	(2,377,366)
Proceeds from investment securities sold short	2,683,285
Purchases of short-term investments, net	(103,783)
Change in unrealized (appreciation)/depreciation on investments	(1,009,234)
Change in unrealized (appreciation)/depreciation on securities sold short	111,685
Net realized (gain)/ loss on investments	(827,433)
Net realized (gain)/ loss on securities sold short	157,858
Increase in deposits at broker for futures contracts	(2,723)
Increase in receivable for investment securities sold	(126,947)
Decrease in interest and dividends from non-affiliates receivable	1,940
Decrease in dividends from affiliates receivable	16
Decrease in variation margin receivable	4,305
Increase in interest expense payable on securities sold short	300
Increase in payable for investment securities purchased	343,356
Increase in variation margin payable	182
Increase in dividends payable on securities sold short	362
Increase in accrued expenses and other liabilities	669

Net cash provided (used) by operating activities	196,694

Cash flows provided (used) by financing activities:
Proceeds from shares issued	1,259,947
Payment for shares redeemed	(1,243,842)
Cash distributions paid to shareholders (net of reinvestments of $141,502)	(212,799)

Net cash provided (used) by financing activities	(196,694)

Net increase/decrease in cash	—

Cash:
Beginning of period	—

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $13,112 in interest expense for securities sold short and $2 in interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

U.S. Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$2,744

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(12,017)
Proceeds from disposition of investment securities	11,693
Covers of investment securities sold short	(3,406)
Proceeds from investment securities sold short	3,689
Purchases of short-term investments, net	(107)
Change in unrealized (appreciation)/depreciation on investments	(2,133)
Change in unrealized (appreciation)/depreciation on securities sold short	427
Net realized (gain)/ loss on investments	(1,270)
Net realized (gain)/ loss on securities sold short	335
Decrease in due from Advisor	5
Increase in receivable for investment securities sold	(98)
Decrease in interest and dividends from non-affiliates receivable	5
Decrease in dividends from affiliates receivable	— (a)
Decrease in variation margin receivable	3
Increase in payable for investment securities purchased	81
Increase in variation margin payable	1
Decrease in dividends payable on securities sold short	(1)
Decrease in accrued expenses and other liabilities	(2)

Net cash provided (used) by operating activities	(51)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	250
Payment for shares redeemed	(199)
Due to custodian	— (a)
Cash distributions paid to shareholders (net of reinvestments of $263)	—

Net cash provided (used) by financing activities	51

Net increase/decrease in cash	—

Cash:
Beginning of period	—

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $26 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Dynamic Plus Fund
Class A
Year Ended June 30, 2013	$13.46	$0.19	(e)(f)	$2.39	$2.58	$(0.25)	$(0.39)	$(0.64)	$15.40
Year Ended June 30, 2012	15.02	0.08	(e)	0.26	0.34	(0.03)	(1.87)	(1.90)	13.46
Year Ended June 30, 2011	11.84	0.01	(e)	3.23	3.24	(0.06)	—	(0.06)	15.02
Year Ended June 30, 2010	10.79	0.03	(e)	1.07	1.10	(0.05)	—	(0.05)	11.84
Year Ended June 30, 2009	15.26	0.03	(e)	(4.50)	(4.47)	—	—	—	10.79

Class C
Year Ended June 30, 2013	13.10	0.12	(e)(f)	2.33	2.45	(0.17)	(0.39)	(0.56)	14.99
Year Ended June 30, 2012	14.71	0.01	(e)	0.25	0.26	—	(1.87)	(1.87)	13.10
Year Ended June 30, 2011	11.61	(0.04	)(e)	3.14	3.10	—	—	—	14.71
Year Ended June 30, 2010	10.61	(0.04	)(e)	1.06	1.02	(0.02)	—	(0.02)	11.61
Year Ended June 30, 2009	15.08	—	(e)(g)	(4.47)	(4.47)	—	—	—	10.61

Select Class
Year Ended June 30, 2013	13.55	0.24	(e)(f)	2.40	2.64	(0.29)	(0.39)	(0.68)	15.51
Year Ended June 30, 2012	15.08	0.11	(e)	0.28	0.39	(0.05)	(1.87)	(1.92)	13.55
Year Ended June 30, 2011	11.89	0.06	(e)	3.22	3.28	(0.09)	—	(0.09)	15.08
Year Ended June 30, 2010	10.82	0.06	(e)	1.08	1.14	(0.07)	—	(0.07)	11.89
Year Ended June 30, 2009	15.34	0.09	(e)	(4.56)	(4.47)	(0.05)	—	(0.05)	10.82

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.29% and 1.99% for the year ended June 30, 2013, 1.40% and 2.03% for 2012, 1.39% and 1.98% for 2011, 1.39% and 2.00% for 2010, and 1.55% and 2.16% for 2009; for Class C are 1.78% and 2.48% for the year ended June 30, 2013, 1.90% and 2.53% for 2012, 1.89% and 2.48% for 2011, 1.89% and 2.50% for 2010, 2.23% and 2.69% for 2009; for Select Class are 1.05% and 1.74% for the year ended June 30, 2013, 1.15% and 1.77% for 2012, 1.14% and 1.73% for 2011, 1.14% and 1.75% for 2010, and 1.43% and 1.95% for 2009, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Select Class Shares, respectively, and the investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding short sales) (d)	Portfolio turnover rate (including short sales) (d)

19.93%	$58,372	1.95%	1.29	%(f)	2.65%	101%	135%
4.02	41,459	1.91	0.57		2.54	456	583
27.36	39,904	1.89	0.10		2.48	465	651
10.15	23,847	1.87	0.24		2.48	679	925
(29.29)	13,729	1.85	0.33		2.46	504	678

19.36	463	2.44	0.88	(f)	3.14	101	135
3.49	492	2.41	0.06		3.04	456	583
26.70	461	2.39	(0.33)		2.98	465	651
9.61	1,496	2.37	(0.31)		2.98	679	925
(29.64)	98	2.53	(0.02)		2.98	504	678

20.22	116,104	1.71	1.66	(f)	2.40	101	135
4.33	120,481	1.66	0.83		2.28	456	583
27.60	123,474	1.64	0.41		2.23	465	651
10.43	180,298	1.62	0.47		2.23	679	925
(29.11)	77,768	1.72	0.86		2.25	504	678

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2013	$21.30	$0.12	(g)(h)	$5.04	$5.16	$(0.11)	$(0.98)	$(1.09)	$25.37
Year Ended June 30, 2012	21.26	0.09	(g)	0.03	0.12	(0.08)	—	(0.08)	21.30
Year Ended June 30, 2011	16.72	0.05	(g)	4.54	4.59	(0.05)	—	(0.05)	21.26
Year Ended June 30, 2010	14.62	0.05	(g)	2.15	2.20	(0.10)	—	(0.10)	16.72
Year Ended June 30, 2009	18.56	0.15	(g)	(3.93)	(3.78)	(0.16)	—	(0.16)	14.62

Class C
Year Ended June 30, 2013	20.95	—	(g)(h)(i)	4.96	4.96	— (i)	(0.98)	(0.98)	24.93
Year Ended June 30, 2012	20.93	(0.01	)(g)	0.03	0.02	—	—	—	20.95
Year Ended June 30, 2011	16.50	(0.05	)(g)	4.48	4.43	—	—	—	20.93
Year Ended June 30, 2010	14.47	(0.04	)(g)	2.12	2.08	(0.05)	—	(0.05)	16.50
Year Ended June 30, 2009	18.37	0.08	(g)	(3.88)	(3.80)	(0.10)	—	(0.10)	14.47

Class R2
Year Ended June 30, 2013	21.13	0.06	(g)(h)	4.99	5.05	(0.09)	(0.98)	(1.07)	25.11
Year Ended June 30, 2012	21.13	0.04	(g)	0.02	0.06	(0.06)	—	(0.06)	21.13
Year Ended June 30, 2011	16.66	(0.01	)(g)	4.53	4.52	(0.05)	—	(0.05)	21.13
Year Ended June 30, 2010	14.56	0.01	(g)	2.13	2.14	(0.04)	—	(0.04)	16.66
November 3, 2008 (k) through June 30, 2009	14.29	0.08	(g)	0.39	0.47	(0.20)	—	(0.20)	14.56

Class R5
Year Ended June 30, 2013	21.51	0.22	(g)(h)	5.10	5.32	(0.21)	(0.98)	(1.19)	25.64
Year Ended June 30, 2012	21.47	0.20	(g)	0.01	0.21	(0.17)	—	(0.17)	21.51
Year Ended June 30, 2011	16.87	0.14	(g)	4.59	4.73	(0.13)	—	(0.13)	21.47
Year Ended June 30, 2010	14.72	0.11	(g)	2.18	2.29	(0.14)	—	(0.14)	16.87
Year Ended June 30, 2009	18.68	0.21	(g)	(3.96)	(3.75)	(0.21)	—	(0.21)	14.72

Select Class
Year Ended June 30, 2013	21.44	0.18	(g)(h)	5.08	5.26	(0.17)	(0.98)	(1.15)	25.55
Year Ended June 30, 2012	21.40	0.14	(g)	0.03	0.17	(0.13)	—	(0.13)	21.44
Year Ended June 30, 2011	16.82	0.10	(g)	4.57	4.67	(0.09)	—	(0.09)	21.40
Year Ended June 30, 2010	14.69	0.09	(g)	2.15	2.24	(0.11)	—	(0.11)	16.82
Year Ended June 30, 2009	18.63	0.19	(g)	(3.95)	(3.76)	(0.18)	—	(0.18)	14.69

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.29% and 1.63% for the year ended June 30, 2013, 1.40% and 1.64% for the year ended June 30, 2012, 1.39% and 1.63% for 2011 and 1.39% and 1.66% for 2010 and 1.35% and 1.73% for 2009; for Class C are 1.80% and 2.13% for the year ended June 30, 2013, 1.90% and 2.14% for 2012, 1.89% and 2.13% for 2011 1.89% and 2.16% for 2010 and 1.84% and 2.23% for 2009; for Class R2 are 1.54% and 1.88% for the year ended June 30, 2013, 1.65% and 1.89% for 2012, 1.64% and 1.87% for 2011, 1.64% and 1.91% for 2010 and 1.65% and 2.02% for 2009; for Class R5 are 0.85% and 1.19% for the year ended June 30, 2013, 0.95% and 1.19% for 2012, 0.94% and 1.17% for 2011, 0.94% and 1.21% for 2010 and 0.90% and 1.29% for 2009; for Select Class are 1.05% and 1.38% for the year ended June 30, 2013, 1.15% and 1.39% for 2012, 1.14% and 1.38% for 2011, 1.14% and 1.41% for 2010, and 1.09% and 1.48% for 2009, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.09, ($0.03), $0.03, $0.20 and $0.15 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.14%, 0.83% and 0.63% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Amount rounds to less than 0.01%
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

25.08%	$743,290	2.21%	0.49	%(h)	2.55%	90%	119%
0.57	642,076	2.13	0.45		2.37	99	129
27.49	761,412	1.98	0.25		2.22	73	102
14.98	428,928	1.98	0.27		2.25	109	150
(20.23)	154,789	1.76	1.04		2.15	116	153

24.44	214,660	2.72	0.00	(h)(j)	3.05	90	119
0.10	200,604	2.63	(0.05)		2.87	99	129
26.85	228,276	2.48	(0.25)		2.72	73	102
14.36	138,023	2.48	(0.23)		2.75	109	150
(20.64)	42,221	2.26	0.55		2.64	116	153

24.74	3,766	2.46	0.27	(h)	2.80	90	119
0.33	1,993	2.38	0.19		2.62	99	129
27.13	1,329	2.23	(0.03)		2.46	73	102
14.70	318	2.23	0.05		2.50	109	150
3.48	139	2.06	0.90		2.44	116	153

25.66	142,927	1.77	0.95	(h)	2.11	90	119
1.05	135,934	1.68	0.96		1.92	99	129
28.05	41,988	1.53	0.67		1.76	73	102
15.50	9,369	1.53	0.64		1.80	109	150
(19.89)	88,636	1.32	1.45		1.70	116	153

25.41	6,969,655	1.97	0.75	(h)	2.30	90	119
0.84	5,625,671	1.88	0.70		2.12	99	129
27.78	6,406,976	1.73	0.50		1.97	73	102
15.22	4,671,839	1.73	0.52		2.00	109	150
(20.03)	3,474,451	1.51	1.29		1.89	116	153

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Research Equity Plus Fund
Class A
Year Ended June 30, 2013	$16.59	$0.05	(g)(h)	$3.72	$3.77	$(0.13)	$(0.23)	$(0.36)	$20.00
Year Ended June 30, 2012	16.66	0.04		0.22	0.26	(0.02)	(0.31)	(0.33)	16.59
Year Ended June 30, 2011	13.01	0.03		3.65	3.68	(0.03)	—	(0.03)	16.66
April 1, 2010 (i) through June 30, 2010	15.00	0.01		(2.00)	(1.99)	—	—	—	13.01

Class C
Year Ended June 30, 2013	16.45	(0.04	)(g)h)	3.70	3.66	(0.03)	(0.23)	(0.26)	19.85
Year Ended June 30, 2012	16.60	(0.01)		0.17	0.16	—	(0.31)	(0.31)	16.45
Year Ended June 30, 2011	12.99	(0.05)		3.66	3.61	—	—	—	16.60
April 1, 2010 (i) through June 30, 2010	15.00	(0.01)		(2.00)	(2.01)	—	—	—	12.99

Class R2
Year Ended June 30, 2013	16.54	—	(k)(g)(h)	3.72	3.72	(0.06)	(0.23)	(0.29)	19.97
Year Ended June 30, 2012	16.64	0.02		0.19	0.21	—	(0.31)	(0.31)	16.54
Year Ended June 30, 2011	13.00	(0.01)		3.66	3.65	(0.01)	—	(0.01)	16.64
April 1, 2010 (i) through June 30, 2010	15.00	—	(k)	(2.00)	(2.00)	—	—	—	13.00

Class R5
Year Ended June 30, 2013	16.68	0.13	(g)(h)	3.74	3.87	(0.18)	(0.23)	(0.41)	20.14
Year Ended June 30, 2012	16.71	0.13		0.20	0.33	(0.05)	(0.31)	(0.36)	16.68
Year Ended June 30, 2011	13.02	0.10		3.67	3.77	(0.08)	—	(0.08)	16.71
April 1, 2010 (i) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—	13.02

Class R6
Year Ended June 30, 2013	16.69	0.14	(g)(h)	3.75	3.89	(0.19)	(0.23)	(0.42)	20.16
Year Ended June 30, 2012	16.71	0.14		0.20	0.34	(0.05)	(0.31)	(0.36)	16.69
May 31, 2011 (l) through June 30, 2011	16.99	0.01		(0.29)	(0.28)	—	—	—	16.71

Select Class
Year Ended June 30, 2013	16.64	0.09	(g)	3.74	3.83	(0.14)	(0.23)	(0.37)	20.10
Year Ended June 30, 2012	16.69	0.10		0.19	0.29	(0.03)	(0.31)	(0.34)	16.64
Year Ended June 30, 2011	13.02	0.07		3.66	3.73	(0.06)	—	(0.06)	16.69
April 1, 2010 (i) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—	13.02

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.25% and 2.86% for the year ended June 30, 2013, 1.25% and 3.22% for the year ended June 30, 2012, 1.25% and 4.25% for 2011 and 1.25% and 6.05% for the period ended June 30, 2010; for Class C are 1.74% and 3.40% for the year ended June 30, 2013, 1.75% and 3.74% for the year ended June 30, 2012, 1.75% and 4.77% for 2011 and 1.75% and 6.53% for the period ended June 30, 2010; for Class R2 are 1.50% and 3.15% for the year ended June 30, 2013, 1.50% and 3.49% for the year ended June 30, 2012, 1.50% and 4.52% for 2011 and 1.50% and 6.28% for the period ended June 30, 2010; for Class R5 are 0.80% and 2.45% for the year ended June 30, 2013, 0.80% and 2.79% for the year ended June 30, 2012, 0.80% and 3.82% for 2011 and 0.80% and 5.58% for the period ended June 30, 2010; for Class R6 are 0.75% and 2.40% for the year ended June 30, 2013, 0.75% and 2.74% for the year ended June 30, 2012, 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 2.66% for the period ended June 30, 2013 1.00% and 2.99% for the year ended June 30, 2012, 1.00% and 4.02% for 2011 and 1.00% and 5.79% for the period ended June 30, 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

23.01%	$277	2.52%	0.28	%(h)	4.13%		67%	88%
1.77	146	2.34	0.40		4.31		57	75
28.32	63	2.33	0.19		5.33		91	125
(13.27)	43	2.35	0.24		7.15	(j)	34	80

22.42	116	3.01	(0.23	)(h)	4.67		67	88
1.18	78	2.84	(0.10)		4.83		57	75
27.79	55	2.83	(0.31)		5.85		91	125
(13.40)	43	2.85	(0.26)		7.63	(j)	34	80

22.72	71	2.77	0.01	(h)	4.42		67	88
1.48	56	2.59	0.16		4.58		57	75
28.05	56	2.58	(0.05)		5.60		91	125
(13.33)	43	2.60	(0.01)		7.38	(j)	34	80

23.51	71	2.07	0.71	(h)	3.72		67	88
2.20	57	1.89	0.86		3.88		57	75
29.00	56	1.88	0.64		4.90		91	125
(13.20)	43	1.90	0.69		6.68	(j)	34	80

23.61	62	2.02	0.76	(h)	3.67		67	88
2.27	50	1.84	0.91		3.83		57	75
(1.65)	49	1.83	0.58		4.58	(j)	91	125

23.33	13,930	2.27	0.51	(h)	3.93		67	88
1.97	11,344	2.09	0.66		4.08		57	75
28.67	11,005	2.08	0.44		5.10		91	125
(13.20)	8,548	2.10	0.49		6.89	(j)	34	80
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.04, ($0.06), $(0.01), $0.12, $0.13 and $0.08 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.31)%, (0.06)%, 0.64%, 0.68% and 0.44% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of operations.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(k)	Amount rounds to less than $0.01.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of the U.S. Research Equity Plus Fund is to seek to provide total return from a portfolio of selected equity securities.

Effective the close of business September 2, 2011, all share classes of the U.S. Large Cap Core Plus Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$222,639	$—	$—	$222,639

Liabilities (a)	$(46,329)	$—	$—	$(46,329)

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$10,499,968	$—	$—	$10,499,968

Total Liabilities (a)	$(2,304,628)	$—	$—	$(2,304,628)

Appreciation in Other Financial Instruments
Futures Contracts	$375	$—	$—	$375

U.S. Research Equity Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$19,438	$25	$—	$19,438

Total Liabilities (a)	$(4,996)	$—	$—	$(4,996)

Depreciation in Other Financial Instruments
Futures Contracts	$(4)	$—	$—	$(4)

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Regulation S under the Securities Act.

As of June 30, 2013, there were no investments in illiquid securities held by the Funds.

C. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
Futures Contracts:
Average Notional Balance Long	$2,771	(a)	$123,749	$244
Ending Notional Balance Long	160		100,036	320

For the periods August 1, 2012 through December 31, 2012 and March 1, 2013 through June 30, 2013.

D. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statements of Operations.

52	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2013, the Funds had outstanding short sales as listed on their SOIs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
U.S. Dynamic Plus Fund	$—	(a)	$(44)	$44
U.S. Large Cap Core Plus Fund	—	(a)	521	(521)
U.S. Research Equity Plus Fund	—		1	(1)

The reclassifications for the Funds relate primarily to non-taxable special dividends, short sale in-lieu of dividend reclass and distributions from investments in real estate investments trusts (U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund).

(a)	Amount rounds to less than $1,000.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each fund is as follows:

U.S. Dynamic Plus Fund	1.25%
U.S. Large Cap Core Plus Fund	1.00
U.S. Research Equity Plus Fund	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%
U.S. Research Equity Plus Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
U.S. Dynamic Plus Fund	$2	$—
U.S. Large Cap Core Plus Fund	23	1
U.S. Research Equity Plus Fund	1	—

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25
U.S. Research Equity Plus Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

54	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
U.S. Dynamic Plus Fund	1.30%	1.80%	n/a	n/a	n/a	1.05%
U.S. Large Cap Core Plus Fund	1.30	1.80	1.55%	0.85%	n/a	1.05
U.S. Research Equity Plus Fund	1.25	1.75	1.50	0.80	0.75%	1.00
The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$592	$141	$414	$1,147	$—
U.S. Large Cap Core Plus Fund	14,525	6,260	3,674	24,459	—
U.S. Research Equity Plus Fund	132	11	—	143	75

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$8
U.S. Large Cap Core Plus Fund	333

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds incurred the following brokerage commissions with broker-dealers affiliated with the Advisor (amounts in thousands):

U.S. Large Cap Core Plus Fund	$1
U.S. Research Equity Plus Fund	—	(a)

(a)	Amounts round to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$206,001	$205,117	$83,117	$69,274
U.S. Large Cap Core Plus Fund	8,454,003	8,153,975	2,683,285	2,377,366
U.S. Research Equity Plus Fund	12,017	11,693	3,689	3,406

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$183,314	$41,306	$1,981	$39,325
U.S. Large Cap Core Plus Fund	8,515,316	2,030,743	46,091	1,984,652
U.S. Research Equity Plus Fund	16,028	3,621	209	3,410

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$3,208	$4,104	$7,312
U.S. Large Cap Core Plus Fund	50,460	303,841	354,301
U.S. Research Equity Plus Fund	103	160	263

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$15,833	$3,864	$19,697
U.S. Large Cap Core Plus Fund	39,487	—	39,487
U.S. Research Equity Plus Fund	81	146	227

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$3,512	$7,212	$36,186
U.S. Large Cap Core Plus Fund	20,716	496,955	1,834,212
U.S. Research Equity Plus Fund	139	760	2,724

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, mark to market of futures contracts, non-taxable dividends, wash sale loss deferrals and unsettled short sales loss deferral (U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

56	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

As of June 30, 2013, the Funds did not have any pre-enactment or post-enactment net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013. Average borrowings from the Facility for the year ended June 30, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
U.S. Large Cap Core Plus Fund	$55,314	4	$2

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for U.S. Large Cap Core Plus Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the following Fund:

J.P. Morgan Investor Funds
U.S. Dynamic Plus Fund	62.6%

Additionally, U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

As of June 30, 2013, substantially all of the U.S. Research Equity Plus Fund’s shares are held by the Advisor.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of June 30, 2013, the U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged a significant portion of their assets for securities sold short to Credit Suisse Group for securities sold short and the U.S. Research Equity Plus Fund pledged a significant portion of its assets to BNP Paribas Prime Brokerage Inc. for securities sold short.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Equity Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Equity Plus Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

58	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	59

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

60	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	61

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013 and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value, June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,153.60	$10.20	1.91%
Hypothetical	1,000.00	1,015.32	9.54	1.91
Class C
Actual	1,000.00	1,151.30	12.91	2.42
Hypothetical	1,000.00	1,012.79	12.08	2.42
Select Class
Actual	1,000.00	1,155.70	8.87	1.66
Hypothetical	1,000.00	1,016.56	8.30	1.66

U.S. Large Cap Core Plus Fund
Class A
Actual	$1,000.00	$1,153.20	$11.10	2.08%
Hypothetical	1,000.00	1,014.48	10.39	2.08
Class C
Actual	1,000.00	1,150.40	13.70	2.57
Hypothetical	1,000.00	1,012.05	12.82	2.57
Class R2
Actual	1,000.00	1,151.80	12.43	2.33
Hypothetical	1,000.00	1,013.24	11.63	2.33
Class R5
Actual	1,000.00	1,156.00	8.71	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Select Class
Actual	1,000.00	1,155.10	9.78	1.83
Hypothetical	1,000.00	1,015.72	9.15	1.83

62	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value, June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Research Equity Plus Fund
Class A
Actual	$1,000.00	$1,139.80	$11.83	2.23%
Hypothetical	1,000.00	1,013.74	11.13	2.23
Class C
Actual	1,000.00	1,136.40	14.51	2.74
Hypothetical	1,000.00	1,011.21	13.66	2.74
Class R2
Actual	1,000.00	1,138.00	13.20	2.49
Hypothetical	1,000.00	1,012.45	12.42	2.49
Class R5
Actual	1,000.00	1,141.90	9.51	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class R6
Actual	1,000.00	1,142.40	9.24	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Select Class
Actual	1,000.00	1,140.90	10.56	1.99
Hypothetical	1,000.00	1,014.93	9.94	1.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	63

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
U.S. Dynamic Plus Fund	77.89%
U.S. Large Cap Core Plus Fund	100.00
U.S. Research Equity Plus Fund	100.00

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purposes of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
U.S. Dynamic Plus Fund	$4,104
U.S. Large Cap Value Plus Fund	303,841
U.S. Research Equity Plus Fund	160

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
U.S. Dynamic Plus Fund	$3,209
U.S. Large Cap Core Plus Fund	50,460
U.S. Research Equity Plus Fund	103

64	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-PLUS-613

Annual Report

J.P. Morgan Funds

June 30, 2013

JPMorgan Alternative Strategies Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN FUNDS	1

JPMorgan Alternative Strategies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.01%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.11%

Net Assets as of 6/30/2013	$10,177,547

INVESTMENT OBJECTIVE**

The JPMorgan Alternative Strategies Fund (the “Fund”) seeks to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets.

Effective August 1, 2013, the Fund’s investment objective changed to read as follows: The Fund seeks to provide capital appreciation. In addition, certain of the Fund’s investment strategies changed effective August 1, 2013 as well. The Fund’s investment performance would have been different if the Fund were managed using the strategies in effect as of August 1, 2013.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding, and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. International equities also faced challenges over the course of the reporting period including signs of moderating global growth, the ongoing European sovereign debt crisis and geopolitical events. However, despite several bouts of weakness, developed international equities generated strong results. In contrast, emerging market equities posted only a modest gain for the reporting period. In the end, the MSCI World Index (net of foreign withholding taxes) returned 18.58% for the twelve months ended June 30, 2013.

U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Index, generated a -0.69% return for the twelve months ended June 30, 2013. After largely treading water during the first half of the reporting period, the fixed income market fell over the second half of the reporting period, with a significant sell-off occurring after the Fed’s announcement regarding its asset purchase program. Despite this weakness, high yield bonds (also known as junk bonds) performed strongly during the reporting period, as investor demand was generally solid given their search for yield in the low interest rate environment. Emerging market debt securities produced a modest gain for the period. Prices for commodities generally declined during the reporting period given signs of moderating global growth and fears of a “hard landing” for China’s economy.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the reporting period, the Fund allocated its assets into underlying funds, which included exchange traded funds (“ETFs”) and J.P. Morgan mutual funds. The Fund also invested in individual securities. The Fund’s investments in commodities, such as gold and natural resources stocks, detracted from performance as concerns about moderating global economic growth negatively impacted these asset classes. These investments were held in underlying J.P. Morgan funds and ETFs. The Fund’s master limited partnerships (“MLPs”) and home builder stocks contributed to performance. The Fund gained exposure to these asset classes by investing directly in individual securities.

HOW WAS THE FUND POSITIONED?

The Fund invested in a broad range of alternative asset classes and strategies. The Fund’s portfolio managers sought to limit volatility in the overall portfolio by controlling the effect of any one asset class or strategy and by considering future return expectations versus the anticipated risk level for specific investments. The Fund attempted to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate.

2	J.P. MORGAN FUNDS	JUNE 30, 2013

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Floating Rate Income Fund, Select Class Shares	6.8%
2.	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	6.0
3.	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	6.0
4.	JPMorgan Research Market Neutral Fund, Select Class Shares	6.0
5.	Highbridge Statistical Market Neutral Fund, Select Class Shares	5.9
6.	U.S. Treasury Inflation Indexed Notes, 2.000%, 07/15/14	4.9
7.	JPMorgan Inflation Managed Bond Fund, Select Class Shares	4.5
8.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	4.1
9.	U.S. Treasury Inflation Indexed Notes, 0.125%, 07/15/22	3.2
10.	JPMorgan Emerging Markets Debt Fund, Select Class Shares	2.4

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	32.5%
Money Market	26.9
Alternative Assets	22.5
U.S. Equity	13.9
International Equity	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective August 1, 2013, the Fund’s investment objective changed to the Fund seeks to provide capital appreciation.
***	Percentages are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN FUNDS	3

JPMorgan Alternative Strategies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/1/10
Without Sales Charge		0.77%	0.35%
With Sales Charge*		(3.77)	(1.19)
CLASS C SHARES	7/1/10
Without CDSC		0.27	(0.16)
With CDSC**		(0.73)	(0.16)
CLASS R5 SHARES	7/1/10	1.21	0.80
SELECT CLASS SHARES	7/1/10	1.01	0.60

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/01/10 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 1, 2010.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Alternative Strategies Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Consumer Price Index for All Urban Consumers-Seasonally Adjusted, S&P 500 Index and the Barclays U.S. Aggregate Index from July 1, 2010 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index and Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Consumer Price Index (CPI) for All Urban Consumers — Seasonally Adjusted of the Bureau of Labor Statistics (BLS) is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climactic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on July 1, 2010 until August 1, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted. Effective August 1, 2013, the Fund’s investment objective and some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2013

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 8.5%
	Consumer Discretionary — 4.8%
	Auto Components — 0.1%
383	Denso Corp., (Japan), ADR	9,039

	Automobiles — 0.1%
410	Nissan Motor Co., Ltd., (Japan), ADR	8,335

	Hotels, Restaurants & Leisure — 1.1%
2,169	Ameristar Casinos, Inc.	57,023
2,256	WMS Industries, Inc. (a)	57,550

		114,573

	Household Durables — 3.1%
2,637	D.R. Horton, Inc.	56,115
1,371	Lennar Corp., Class A	49,411
645	MDC Holdings, Inc.	20,969
608	Meritage Homes Corp. (a)	26,363
3,023	PulteGroup, Inc. (a)	57,346
627	Sony Corp., (Japan), ADR	13,286
5,450	Standard Pacific Corp. (a)	45,399
1,595	Toll Brothers, Inc. (a)	52,045

		320,934

	Media — 0.4%
890	Arbitron, Inc.	41,340

	Total Consumer Discretionary	494,221

	Consumer Staples — 0.3%
	Food Products — 0.3%
900	Smithfield Foods, Inc. (a)	29,475

	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
230	Linn Energy LLC	7,631
89	Vanguard Natural Resources LLC	2,483

	Total Energy	10,114

	Financials — 1.8%
	Capital Markets — 0.4%
1,476	Morgan Stanley	36,059

	Diversified Financial Services — 0.7%
2,100	Bank of America Corp.	27,006
866	Citigroup, Inc.	41,542

		68,548

	Insurance — 0.3%
790	American International Group, Inc. (a)	35,313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 0.4%
1,204	American Residential Properties, Inc. (a)	20,709
1,268	Silver Bay Realty Trust Corp.	20,998

		41,707

	Total Financials	181,627

	Industrials — 0.6%
	Building Products — 0.1%
1,223	Asahi Glass Co. Ltd., (Japan), ADR	7,925

	Machinery — 0.4%
554	Gardner Denver, Inc.	41,650

	Trading Companies & Distributors — 0.1%
230	Mitsubishi Corp., (Japan), ADR	7,926
341	Sumitomo Corp., (Japan), ADR	4,276

		12,202

	Total Industrials	61,777

	Information Technology — 0.9%
	Computers & Peripherals — 0.2%
2,000	Intermec, Inc. (a)	19,660

	Electronic Equipment, Instruments & Components — 0.1%
364	Hoya Corp., (Japan), ADR	7,509

	Office Electronics — 0.3%
974	Canon, Inc., (Japan), ADR	32,015

	Software — 0.3%
660	BMC Software, Inc. (a)	29,793

	Total Information Technology	88,977

	Total Common Stocks (Cost $830,271)	866,191

Investment Companies — 53.3%
	Alternative Assets — 22.3%
4,029	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a) (b)	48,149
41,539	Highbridge Statistical Market Neutral Fund, Select Class Shares (a) (b)	603,984
3,595	JPMorgan Commodities Strategy Fund, Select Class Shares (a) (b)	47,448
61,208	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a) (b)	608,410
18,568	JPMorgan Realty Income Fund, Institutional Class Shares (b)	223,374
40,382	JPMorgan Research Market Neutral Fund, Select Class Shares (a) (b)	607,346

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	5

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — Continued
	Alternative Assets — Continued
7,784	Security Capital U.S. Core Real Estate Securities Fund, Select Class Shares (b)	131,005

	Total Alternative Assets	2,269,716

	Fixed Income — 23.7%
29,807	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	245,909
21,900	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares (b)	207,829
69,417	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	692,091
24,101	JPMorgan High Yield Fund, Select Class Shares (b)	193,534
44,522	JPMorgan Inflation Managed Bond Fund, Select Class Shares (b)	463,478
51,330	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	608,255

	Total Fixed Income	2,411,096

	International Equity — 3.2%
13,168	JPMorgan Emerging Economies Fund, Select Class Shares (b)	163,415
7,640	JPMorgan Emerging Markets Equity Fund, Select Class Shares (b)	167,321

	Total International Equity	330,736

	U.S. Equity — 4.1%
16,260	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	414,955

	Total Investment Companies (Cost $5,398,471)	5,425,503

Exchange Traded Fund — 0.2%
	Alternative Assets — 0.2%
538	ProShares Ultra Gold ETF (a) †	24,011

	Total Exchange Traded Fund (Cost $28,380)	24,011

Master Limited Partnerships — 2.3%
80	Access Midstream Partners LP	3,816
26	Alliance Resource Partners LP	1,836
42	AmeriGas Partners LP	2,076
82	Atlas Pipeline Partners LP	3,132
128	Boardwalk Pipeline Partners LP	3,866
114	BreitBurn Energy Partners LP	2,080
109	Buckeye Partners LP	7,647
61	Calumet Specialty Products Partners LP	2,219
57	DCP Midstream Partners LP	3,084
151	El Paso Pipeline Partners LP	6,594
223	Enbridge Energy Partners LP	6,799

SHARES	SECURITY DESCRIPTION	VALUE($)

Master Limited Partnerships — (Continued)
305	Energy Transfer Partners LP	15,415
706	Enterprise Products Partners LP	43,878
42	EV Energy Partners LP	1,570
67	Ferrellgas Partners LP	1,450
59	Genesis Energy LP	3,058
24	Inergy Midstream LP	534
312	Kinder Morgan Energy Partners LP	26,645
42	Legacy Reserves LP	1,117
296	Magellan Midstream Partners LP	16,132
144	MarkWest Energy Partners LP	9,626
80	Natural Resource Partners LP	1,646
68	NuStar Energy LP	3,104
152	ONEOK Partners LP	7,527
41	PAA Natural Gas Storage LP	863
363	Plains All American Pipeline LP	20,259
71	PVR Partners LP	1,938
155	Regency Energy Partners LP	4,180
46	Spectra Energy Partners LP	2,116
61	Suburban Propane Partners LP	2,833
90	Sunoco Logistics Partners LP	5,756
93	Targa Resources Partners LP	4,692
47	TC Pipelines LP	2,269
43	Teekay LNG Partners LP, (Bermuda)	1,879
54	Teekay Offshore Partners LP, (Bermuda)	1,753
33	Tesoro Logistics LP	1,995
58	Western Gas Partners LP	3,764
128	Williams Partners LP	6,605

	Total Master Limited Partnerships (Cost $185,891)	235,753

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 8.9%
	U.S. Treasury Inflation Indexed Notes,
325,000	0.125%, 07/15/22	321,211
60,000	2.000%, 01/15/14	76,558
395,000	2.000%, 07/15/14	503,036

	Total U.S. Treasury Obligations (Cost $899,422)	900,805

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 27.0%
	Investment Company — 27.0%
2,743,680	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $2,743,680)	2,743,680

	Total Investments — 100.2% (Cost $10,086,115)	10,196,943
	Liabilities in Excess of Other Assets — (0.2)%	(19,396)

	NET ASSETS — 100.0%	$10,177,547

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund

(a)	— Non-income producing security.
(b)

—  Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or Security Capital Research Management, Incorporated.

(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

†	— Publicly traded partnership that is not registered under the Investment Company Act of 1940, as amended.

Detailed information about investment portfolios of the affiliated underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

Alternative Strategies Fund
ASSETS:
Investments in non-affiliates, at value	$2,026,760
Investments in affiliates, at value	8,170,183

Total investment securities, at value	10,196,943
Receivables:
Investment securities sold	26,890
Interest and dividends from non-affiliates	5,484
Dividends from affiliates	7,237
Due from Advisor	13,700
Prepaid expenses	14,102

Total Assets	10,264,356

LIABILITIES:
Payables:
Investment securities purchased	34,363
Accrued liabilities:
Shareholder servicing fees	1,678
Distribution fees	41
Custodian and accounting fees	9,729
Audit Fees	35,406
Other	5,592

Total Liabilities	86,809

Net Assets	$10,177,547

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2013

Alternative Strategies Fund
NET ASSETS :
Paid-in-Capital	$10,272,704
Accumulated undistributed (distributed in excess of) net investment income	(21,789)
Accumulated net realized gains (losses)	(184,196)
Net unrealized appreciation (depreciation)	110,828

Total Net Assets	$10,177,547

Net Assets:
Class A	$50,514
Class C	49,763
Class R5	51,201
Select Class	10,026,069

Total	$10,177,547

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,411
Class C	3,383
Class R5	3,451
Select Class	676,137

Net asset value (a):
Class A — Redemption price per share	$14.81
Class C — Offering price per share (b)	14.71
Class R5 — Offering and redemption price per share	14.84
Select Class — Offering and redemption price per share	14.83
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.51

Cost of investments in non-affiliates	$1,943,964
Cost of investments in affiliates	8,142,151

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

Alternative Strategies Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$19,714
Dividend income from affiliates	104,984
Interest income from non-affiliates	8,482
Interest income from affiliates	21

Total investment income	133,201

EXPENSES:
Investment advisory fees	41,235
Administration fees	8,788
Distribution fees:
Class A	128
Class C	380
Shareholder servicing fees:
Class A	128
Class C	127
Class R5	26
Select Class	25,387
Custodian and accounting fees	39,387
Professional fees	65,840
Trustees’ and Chief Compliance Officer’s fees	84
Printing and mailing costs	13,069
Registration and filing fees	45,966
Transfer agent fees	6,311
Other	6,263

Total expenses	253,119

Less amounts waived	(55,176)
Less expense reimbursements	(126,060)

Net expenses	71,883

Net investment income (loss)	61,318

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(182,427)
Investment in affiliates	34,151
Futures	28,427

Net realized gains (losses)	(119,849)

Distributions of capital gains received from investment company affiliates	21,670
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	155,691
Investments in affiliates	(16,013)

Change in net unrealized appreciation/depreciation	139,678

Net realized/unrealized gains (losses)	41,499

Change in net assets resulting from operations	$102,817

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Alternative Strategies Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$61,318	$96,515
Net realized gain (loss)	(119,849)	(83,436)
Distributions of capital gains received from investment company affiliates	21,670	17,813
Change in net unrealized appreciation/depreciation	139,678	(213,539)

Change in net assets resulting from operations	102,817	(182,647)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(243)	(351)
Return of capital	(105)	—
From net realized gains	(113)	(296)
Class C
From net investment income	(21)	(165)
Return of capital	(104)	—
From net realized gains	(113)	(296)
Class R5
From net investment income	(473)	(581)
Return of capital	(106)	—
From net realized gains	(115)	(297)
Select Class
From net investment income	(72,775)	(94,116)
Return of capital	(20,850)	—
From net realized gains	(22,466)	(58,440)

Total distributions to shareholders	(117,484)	(154,542)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	117,484	154,542

NET ASSETS:
Change in net assets	102,817	(182,647)
Beginning of period	10,074,730	10,257,377

End of period	$10,177,547	$10,074,730

Accumulated undistributed (distributed in excess of) net investment income	$(21,789)	$14,853

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Alternative Strategies Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$461	$647

Change in net assets resulting from Class A capital transactions	$461	$647

Class C
Distributions reinvested	$238	$461

Change in net assets resulting from Class C capital transactions	$238	$461

Class R5
Distributions reinvested	$694	$878

Change in net assets resulting from Class R5 capital transactions	$694	$878

Select Class
Distributions reinvested	$116,091	$152,556

Change in net assets resulting from Select Class capital transactions	$116,091	$152,556

Total change in net assets resulting from capital transactions	$117,484	$154,542

SHARE TRANSACTIONS:
Class A
Reinvested	30	44

Change in Class A Shares	30	44

Class C
Reinvested	16	32

Change in Class C Shares	16	32

Class R5
Reinvested	46	59

Change in Class R5 Shares	46	59

Select Class
Reinvested	7,689	10,348

Change in Select Class Shares	7,689	10,348

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Net realized gain	Total distributions
Alternative Strategies Fund

Class A
Year Ended June 30, 2013	$14.83	$0.05	$0.06	$0.11	$(0.07)	$(0.03)	$(0.03)	$(0.13)
Year Ended June 30, 2012	15.33	0.11	(0.42)	(0.31)	(0.10)	—	(0.09)	(0.19)
July 1, 2010 (f) through June 30, 2011	15.00	(0.01)	0.36	0.35	(0.01)	—	(0.01)	(0.02)

Class C
Year Ended June 30, 2013	14.74	(0.02)	0.06	0.04	(0.01)	(0.03)	(0.03)	(0.07)
Year Ended June 30, 2012	15.26	0.03	(0.41)	(0.38)	(0.05)	—	(0.09)	(0.14)
July 1, 2010 (f) through June 30, 2011	15.00	(0.09)	0.36	0.27	— (g)	—	(0.01)	(0.01)

Class R5
Year Ended June 30, 2013	14.85	0.12	0.07	0.19	(0.14)	(0.03)	(0.03)	(0.20)
Year Ended June 30, 2012	15.36	0.17	(0.42)	(0.25)	(0.17)	—	(0.09)	(0.26)
July 1, 2010 (f) through June 30, 2011	15.00	0.05	0.37	0.42	(0.05)	—	(0.01)	(0.06)

Select Class
Year Ended June 30, 2013	14.85	0.09	0.06	0.15	(0.11)	(0.03)	(0.03)	(0.17)
Year Ended June 30, 2012	15.35	0.14	(0.41)	(0.27)	(0.14)	—	(0.09)	(0.23)
July 1, 2010 (f) through June 30, 2011	15.00	0.02	0.36	0.38	(0.02)	—	(0.01)	(0.03)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (e)

$14.81	0.77%	$50,514	0.94%	0.36%	2.70%	139%
14.83	(1.99)	50,126	0.82	0.70	2.82	71
15.33	2.31	51,162	0.67	(0.09)	3.58	73

14.71	0.27	49,763	1.44	(0.15)	3.20	139
14.74	(2.49)	49,630	1.32	0.21	3.32	71
15.26	1.80	50,907	1.17	(0.59)	4.07	73

14.84	1.28	51,201	0.49	0.79	2.25	139
14.85	(1.60)	50,580	0.37	1.16	2.37	71
15.36	2.78	51,391	0.22	0.36	3.12	73

14.83	1.01	10,026,069	0.69	0.60	2.45	139
14.85	(1.74)	9,924,394	0.57	0.96	2.57	71
15.35	2.56	10,103,917	0.42	0.16	3.33	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Alternative Strategies Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Effective August 1, 2013, the Fund changed from Non-Diversified to Diversified.

The investment objective of the Fund is to seek to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets. Effective August 1, 2013, the Fund’s investment objective changed to the Fund seeks to provide capital appreciation.

The Fund commenced operations on July 1, 2010. Prior to August 1, 2013, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

16	J.P. MORGAN FUNDS	JUNE 30, 2013

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,296,138	$900,805	$–	$10,196,943

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of U.S. Treasury Obligations. Please refer to the SOI for industry and asset class specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Futures Contracts — The Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2013	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2013:

Futures Contracts:
Average Notional Balance Long	1,234,650(a)
Ending Notional Balance Long	—
Average Notional Balance Short	497,070(b)
Ending Notional Balance Short	—

(a)	Average for the periods August 1, 2012 through August 31, 2012 and May 1, 2013 through May 31, 2013.
(b)	Average for the period December 1, 2012 through December 31, 2012.

C. Options — The Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

The table below discloses the volume of the Fund’s options activity during the year ended June 30, 2013:

Exchange-Traded Options:
Average Number of Contracts Purchased	1	(a)
Ending Number of Contracts Purchased	—

(a)	Average for the period September 1, 2012 through November 30, 2012.

D. Summary of Derivatives Information — The following table presents the effect of derivatives on the Statement of Operations for the year ended June 30, 2013, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Options	Futures Contracts	Total
Equity Contracts	$(806)	$28,427	$27,621

The Fund’s derivative contracts are not accounted for as hedging instruments under GAAP. There were no derivative contracts held at June 30, 2013.

E. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds advised by the Advisor or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the affiliated Underlying Funds:

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$196,092	$364,600	$463,400	$(51,962)	$—	4,029	$48,149
Highbridge Statistical Market Neutral Fund, Select Class Shares	1,082,268	486,920	947,001	(46,060)	—	41,539	603,984
JPMorgan Commodities Strategy Fund, Select Class Shares	—	50,000	—	—	—	3,595	47,448
JPMorgan Credit Opportunities Fund, Select Class Shares	159,390	87,591	251,261	7,957	3,091	—	—
JPMorgan Emerging Economies Fund, Select Class Shares	193,910	820,364	851,999	7,633	3,864	13,168	163,415
JPMorgan Emerging Markets Debt Fund, Select Class Shares	423,040	390,272	564,001	29,975	8,372	29,807	245,909

18	J.P. MORGAN FUNDS	JUNE 30, 2013

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan Emerging Markets Equity Fund, Select Class Shares	$—	$462,922	$278,000	$(3,328)	$1,922	7,640	$167,321
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	—	362,867	116,000	(16,406)	1,867	21,900	207,829
JPMorgan Equity Income Fund, Select Class Shares	301,185	506,152	851,714	49,718	5,837	—	—
JPMorgan Floating Rate Income Fund, Select Class Shares	423,397	662,531	400,919	5,615	22,098	69,417	692,091
JPMorgan Global Natural Resources Fund, Select Class Shares	112,015	180,415	294,091	(24,662)	2,115	—	—
JPMorgan High Yield Fund, Select Class Shares	425,259	444,109	686,920	20,665	13,904	24,101	193,534
JPMorgan Inflation Managed Bond Fund, Select Class Shares	1,557,081	397,186	1,465,999	30,321	16,891	44,522	463,478
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	1,087,866	570,920	1,066,000	4,652	—	61,208	608,410
JPMorgan Prime Money Market Fund, Institutional Class Shares	636,206	9,871,016	7,763,542	—	669	2,743,680	2,743,680
JPMorgan Realty Income Fund, Institutional Class Shares	289,688	512,640	577,921	35,982	4,004	18,568	223,374
JPMorgan Research Market Neutral Fund, Select Class Shares	1,063,889	576,920	1,077,001	(36,667)	—	40,382	607,346
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	106,208	928,336	425,999	(5,571)	15,020	51,330	608,255
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	399,884	909,039	942,800	49,885	1,270	16,260	414,955
Security Capital U.S. Core Real Estate Securities Fund, Select Class Shares	105,169	140,267	111,000	(1,926)	4,060	7,784	131,005

	$8,562,547			$55,821	$104,984		$8,170,183

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

JUNE 30, 2013	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(24,448)	$24,448

The reclassifications for the Fund relate primarily to the Fund distributing in excess of current earnings and profits, differences in the tax treatment of partnership investments, real estate investment trust investments and Underlying Fund investments.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

20	J.P. MORGAN FUNDS	JUNE 30, 2013

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that the total annual operating expenses of the Fund and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.75%	2.25%	1.30%	1.50%

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above were in place until July 31, 2013. Effective August 1, 2013, the contractual expense limitation percentages changed to 1.25%, 1.75%, 0.80% and 1.00% for Class A, Class C, Class R5 and Select Class, respectively. The contractual expense limitation percentages are in place until at least October 31, 2014.

For the year ended June 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$41,235	$8,788	$5,153	$55,176	$126,060

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended June 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$10,781,421	$13,138,329	$2,251,562	$1,952,047

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,092,796	$210,116	$105,969	$104,147

JUNE 30, 2013	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to differences related to the tax treatment of partnership investments and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
$95,379	$940	$21,165	$117,484

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$152,561	$1,981	$154,542

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(108,003)	$104,147

The cumulative timing differences primarily consist of post-October loss deferral, wash sale loss deferrals, and differences in the tax treatment of partnership investments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2013, the Fund had post-enactment net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$57,176	$50,827

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2013 the Fund deferred to July 1, 2013 post-October capital losses of:

Short-Term	Long-Term
$21,569	$47,986

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

22	J.P. MORGAN FUNDS	JUNE 30, 2013

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their NAV (also known as a discount).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

Prior to August 1, 2013, the Fund’s shares were held by the Advisor.

JUNE 30, 2013	J.P. MORGAN FUNDS	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Alternative Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Alternative Strategies Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

24	J.P. MORGAN FUNDS	JUNE 30, 2013

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

JUNE 30, 2013	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	J.P. MORGAN FUNDS	JUNE 30, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).
Timothy J. Stewart (1974), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2013	J.P. MORGAN FUNDS	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including the expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses

Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1,2013	Ending Account Value, June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Alternative Strategies Fund
Class A
Actual	$1,000.00	$983.90	$4.57	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	981.30	7.02	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class R5
Actual	1,000.00	986.10	2.36	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Select Class
Actual	1,000.00	984.50	3.35	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	J.P. MORGAN FUNDS	JUNE 30, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund hereby designates the following percentage or the maximum allowable percentage of 33.77% of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The

Fund hereby designates the following amount or the maximum allowable amount of $116,544 of ordinary income distributions treated as qualified dividends.

Long Term Capital Gain Designation — 20%

The Fund hereby designates $940 or the maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2013, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are $7,642 and $1,255, respectively, or amounts as finally determined.

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders should refer to their 2012 Form 1099-DIV for the Foreign tax paid.

JUNE 30, 2013	J.P. MORGAN FUNDS	29

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-ASF-613

Annual Report

J.P. Morgan Funds

June 30, 2013

JPMorgan Diversified Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	14.24%
S&P 500 Index [1]	20.60%
MSCI World Index (net of foreign withholding taxes) [2]	18.58%
Diversified Composite Benchmark [3]	10.55%

Net Assets as of 6/30/13 (In Thousands)	$880,284

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding, and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. International equities also faced challenges over the course of the reporting period including signs of moderating global growth, the ongoing European sovereign debt crisis and geopolitical events. However, despite several bouts of weakness, developed international equities generated strong results for the twelve months ended June 30, 2013. In contrast, emerging market equities posted only a modest gain for the reporting period. In the end, the S&P 500 Index and the MSCI World Index (net of foreign withholding taxes) returned 20.60% and 18.58%, respectively, for the twelve months ended June 30, 2013.

U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Index, generated a -0.69% return for the twelve months ended June 30, 2013. After largely treading water during the first half of the reporting period, the fixed income market fell over the second half of the reporting period, with a significant sell-off occurring after the Fed’s announcement regarding its asset purchase program. Despite this weakness, high yield bonds (also known as junk bonds) performed strongly during the reporting period, as investor demand was generally solid given their search for yield in the low interest rate environment. Emerging market debt securities, however, produced only a modest gain. Prices for commodities generally declined during the reporting period given signs of moderating global growth and fears of a “hard landing” for China’s economy.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund invests in a mix of domestic, international and emerging market equities and fixed income securities. To better reflect this broad range of asset classes, the Fund changed its primary benchmark from the S&P 500 Index, which is comprised solely of U.S. equities, to the MSCI World Index (net of foreign withholding taxes), which is made up of U.S. and international equities. The Diversified Composite Benchmark was also adjusted to reflect the change to the Fund’s primary benchmark. These changes were effective October 31, 2012. The Fund underperformed the MSCI World Index (net of foreign withholding taxes) and the S&P 500 Index due to the Fund’s fixed income allocation, as domestic and global equities significantly outperformed U.S. fixed income securities during the twelve months ended June 30, 2013.

Based on their view of market conditions and valuations, the Fund’s portfolio managers implement overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation. During the reporting period, both asset allocation decisions and security selection contributed to the Fund’s performance relative to the Diversified Composite Benchmark. During the twelve months ended June 30, 2013, the Fund’s overweight position to equities versus fixed income securities contributed to its performance. Within equities, an overweight position to U.S. equities contributed as domestic equities outperformed developed international and emerging market

1	The Fund’s former benchmark
2	The Fund’s current benchmark
3	Effective October 31, 2012, the constitution of the Diversified Composite Benchmark changed from S&P 500 Index (60%) and Barclays U.S. Aggregate Index (40%) to MSCI World Index (net of foreign withholding taxes) (60%) and Barclays U.S. Aggregate Index (40%). The return shown is for the MSCI World Index (net of foreign withholding taxes) (60%) and Barclays U.S. Aggregate Index (40%) for the twelve months ended June 30, 2013.

2	J.P. MORGAN FUNDS	JUNE 30, 2013

equities. The Fund’s U.S. small-cap equity position detracted from its relative performance versus the Diversified Composite Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts (REITs), international equity (including emerging market equities) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-term tactical adjustments.

During the reporting period, the Fund’s portfolio managers were positive on risk assets and had an overweight position in equities relative to core fixed income. Within equities, they had a preference for the developed markets relative to emerging markets. Within fixed income, the Fund had a tactical allocation to non-agency mortgage-backed securities and an overweight position to high yield bonds. The Fund used futures to efficiently implement its short-to-intermediate tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring its currency exposure closer in line with its U.S. dollar-denominated benchmarks.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	5.0%
2.	JPMorgan Mid Cap Core Fund, Class R6 Shares	2.9
3.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2.2
4.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1.9
5.	JPMorgan Realty Income Fund, Institutional Class Shares	1.9
6.	U.S. Treasury Bonds, 6.000%, 02/15/26	1.1
7.	JPMorgan International Realty Fund, Class R5 Shares	1.1
8.	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	1.0
9.	U.S. Treasury Notes, 4.750%, 05/15/14	0.9
10.	U.S. Treasury Notes, 1.000%, 11/30/19	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Investment Companies	16.0%
Financials	13.9
Consumer Discretionary	9.8
Information Technology	9.0
U.S. Treasury Obligations	7.8
Health Care	7.3
Industrials	6.7
Energy	5.7
Collateralized Mortgage Obligations	5.5
Consumer Staples	4.7
Asset-Backed Securities	2.8
Materials	2.7
Utilities	2.1
Mortgage Pass-Through Securities	1.5
Telecommunication Services	1.4
Others (each less than 1.0%)	0.9
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/24/03
Without Sales Charge		13.67%	6.45%	6.77%
With Sales Charge*		8.57	5.48	6.28
CLASS B SHARES	3/24/03
Without CDSC		13.13	5.91	6.31
With CDSC**		8.13	5.60	6.31
CLASS C SHARES	3/24/03
Without CDSC		13.10	5.90	6.20
With CDSC***		12.10	5.90	6.20
INSTITUTIONAL CLASS SHARES	9/10/93	14.24	6.98	7.32
SELECT CLASS SHARES	9/10/01	13.96	6.73	7.06

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the MSCI World Index, the S&P 500 Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index, S&P 500 Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Barclays U.S. Aggregate Index (40%). The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund’s primary benchmark changed from the S&P 500 Index to the MSCI World Index because the Advisor believes the new benchmark better reflects the Fund’s investment strategy and asset allocation. At the same time, the MSCI World Index replaced the S&P 500 Index in the Diversified Composite Benchmark. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2013

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 56.0%
	Consumer Discretionary — 9.0%
	Auto Components — 0.4%
6	Continental AG, (Germany)	753
2	Cooper Tire & Rubber Co.	70
3	Dana Holding Corp.	60
4	Halla Visteon Climate Control Corp., (South Korea)	111
1	Hyundai Mobis, (South Korea)	248
41	Johnson Controls, Inc.	1,469
70	Kenda Rubber Industrial Co., Ltd., (Taiwan)	154
2	Stoneridge, Inc. (a)	17
3	TRW Automotive Holdings Corp. (a)	224
7	Valeo S.A., (France)	457

		3,563

	Automobiles — 1.3%
260	Astra International Tbk PT, (Indonesia)	182
120	Dongfeng Motor Group Co., Ltd., (China), Class H	159
40	Ford Motor Co.	619
85	General Motors Co. (a)	2,847
68	Great Wall Motor Co., Ltd., (China), Class H	291
15	Harley-Davidson, Inc.	823
50	Honda Motor Co., Ltd., (Japan)	1,839
3	Hyundai Motor Co., (South Korea)	659
9	Kia Motors Corp., (South Korea)	500
15	Tata Motors Ltd., (India), ADR	361
3	Tesla Motors, Inc. (a)	365
25	Tofas Turk Otomobil Fabrikasi A.S., (Turkey)	156
41	Toyota Motor Corp., (Japan)	2,461

		11,262

	Distributors — 0.1%
8	Genuine Parts Co.	632
18	Imperial Holdings Ltd., (South Africa)	378

		1,010

	Diversified Consumer Services — 0.1%
3	Coinstar, Inc. (a)	153
6	H&R Block, Inc.	178
1	Mac-Gray Corp.	11
2	Regis Corp.	33
9	Service Corp. International	153
10	Sotheby’s	383

		911

	Hotels, Restaurants & Leisure — 1.2%
12	Accor S.A., (France)	413
3	Ameristar Casinos, Inc.	76

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hotels, Restaurants & Leisure — Continued
20		Apollo Global Management LLC, Class A	477
1		Biglari Holdings, Inc. (a)	205
11		Brinker International, Inc.	434
1		CEC Entertainment, Inc.	45
1		Domino’s Pizza, Inc.	29
40		InterContinental Hotels Group plc, (United Kingdom)	1,111
2		Interval Leisure Group, Inc.	40
6		Kangwon Land, Inc., (South Korea)	179
11		Las Vegas Sands Corp.	557
20		Marriott International, Inc., Class A	796
15		McDonald’s Corp.	1,501
—	(h)	MTR Gaming Group, Inc. (a)	1
2		Red Robin Gourmet Burgers, Inc. (a)	105
19		Royal Caribbean Cruises Ltd.	645
198		Sands China Ltd., (Hong Kong)	925
4		SeaWorld Entertainment, Inc.	140
1		Six Flags Entertainment Corp.	28
147		SJM Holdings Ltd., (Hong Kong)	357
12		Sodexo, (France)	981
10		Sonic Corp. (a)	143
4		Starbucks Corp.	262
8		Town Sports International Holdings, Inc.	83
3		Wyndham Worldwide Corp.	160
13		Yum! Brands, Inc.	920

			10,613

		Household Durables — 0.4%
6		American Greetings Corp., Class A	117
28		Arcelik A.S., (Turkey)	186
2		Blyth, Inc.	26
13		Brookfield Residential Properties, Inc., (Canada) (a)	289
2		CSS Industries, Inc.	40
27		Electrolux AB, (Sweden), Series B,	676
44		Even Construtora e Incorporadora S.A., (Brazil)	156
11		Ez Tec Empreendimentos e Participacoes S.A., (Brazil)	129
4		Jarden Corp. (a)	153
2		Leggett & Platt, Inc.	68
11		Lennar Corp., Class A	412
3		Lifetime Brands, Inc.	38
—	(h)	NACCO Industries, Inc., Class A	17
—	(h)	NVR, Inc. (a)	151
23		PulteGroup, Inc. (a)	437

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Household Durables — Continued
358	Skyworth Digital Holdings Ltd., (Hong Kong)	180
5	Taylor Morrison Home Corp., Class A (a)	122
4	Toll Brothers, Inc. (a)	116
1	Whirlpool Corp.	137
1	William Lyon Homes, Class A (a)	33

		3,483

	Internet & Catalog Retail — 0.5%
8	Amazon.com, Inc. (a)	2,151
13	Expedia, Inc.	766
1	GS Home Shopping, Inc., (South Korea)	153
15	PetMed Express, Inc.	183
2	priceline.com, Inc. (a)	1,259

		4,512

	Leisure Equipment & Products — 0.0% (g)
1	Brunswick Corp.	38

	Media — 1.8%
17	Belo Corp., Class A	240
9	CBS Corp. (Non-Voting), Class B	430
20	Clear Channel Outdoor Holdings, Inc., Class A (a)	148
78	Comcast Corp., Class A	3,286
20	DIRECTV (a)	1,240
28	DISH Network Corp., Class A	1,189
22	Entercom Communications Corp., Class A (a)	205
6	Harte-Hanks, Inc.	50
3	Journal Communications, Inc., Class A (a)	21
2	Nexstar Broadcasting Group, Inc., Class A	74
31	Pearson plc, (United Kingdom)	553
4	Scholastic Corp.	123
1	Sinclair Broadcast Group, Inc., Class A	26
14	Time Warner Cable, Inc.	1,588
80	Time Warner, Inc.	4,635
7	Viacom, Inc., Class B	449
13	Walt Disney Co. (The)	797
53	WPP plc, (United Kingdom)	901

		15,955

	Multiline Retail — 0.5%
3	Bon-Ton Stores, Inc. (The)	45
5	Dillard’s, Inc., Class A	369
7	J.C. Penney Co., Inc. (a)	116
19	Kohl’s Corp.	955
23	Macy’s, Inc.	1,113
75	Marks & Spencer Group plc, (United Kingdom)	490

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multiline Retail — Continued
4		Nordstrom, Inc.	218
3		Saks, Inc. (a)	38
18		Target Corp.	1,205

			4,549

		Specialty Retail — 1.7%
1		Abercrombie & Fitch Co., Class A (m)	32
2		ANN, Inc. (a)	73
5		AutoZone, Inc. (a)	2,076
10		Bed Bath & Beyond, Inc. (a)	681
455		Belle International Holdings Ltd., (Hong Kong)	622
4		Brown Shoe Co., Inc.	83
—	(h)	Children’s Place Retail Stores, Inc. (The) (a)	11
3		Conn’s, Inc. (a)	176
4		CST Brands, Inc. (a)	136
—	(h)	Express, Inc. (a)	10
1		GameStop Corp., Class A	55
12		Gap, Inc. (The)	513
53		Home Depot, Inc. (The)	4,079
130		Kingfisher plc, (United Kingdom)	677
30		Lowe’s Cos., Inc.	1,225
14		Office Depot, Inc. (a)	56
8		O’Reilly Automotive, Inc. (a)	858
7		PetSmart, Inc.	482
—	(h)	Rent-A-Center, Inc.	15
14		Ross Stores, Inc.	929
8		Stein Mart, Inc.	105
19		TJX Cos., Inc.	961
1		Trans World Entertainment Corp.	6
23		Williams-Sonoma, Inc.	1,299

			15,160

		Textiles, Apparel & Luxury Goods — 1.0%
486		Bosideng International Holdings Ltd., (Hong Kong)	101
30		Burberry Group plc, (United Kingdom)	627
16		Cie Financiere Richemont S.A., (Switzerland), Class A	1,414
15		Hanesbrands, Inc.	751
4		Iconix Brand Group, Inc. (a)	115
5		Jones Group, Inc. (The)	69
3		Kering, (France)	615
13		Lululemon Athletica, Inc., (Canada) (a)	881
4		LVMH Moet Hennessy Louis Vuitton S.A., (France)	666

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Textiles, Apparel & Luxury Goods — Continued
15		Michael Kors Holdings Ltd., (Hong Kong) (a)	938
177		Pou Chen Corp., (Taiwan)	167
2		Unifi, Inc. (a)	37
6		V.F. Corp.	1,063
13		Wolverine World Wide, Inc.	696

			8,140

		Total Consumer Discretionary	79,196

		Consumer Staples — 4.1%
		Beverages — 0.9%
9		Anheuser-Busch InBev N.V., (Belgium)	818
2		Carlsberg A/S, (Denmark), Class B	186
18		Cia de Bebidas das Americas (Preference Shares), (Brazil), ADR	691
49		Coca-Cola Co. (The)	1,978
2		Coca-Cola Enterprises, Inc.	79
3		Diageo plc, (United Kingdom)	83
5		Diageo plc, (United Kingdom), ADR	586
11		Dr. Pepper Snapple Group, Inc.	514
5		Hite Jinro Co., Ltd., (South Korea)	130
3		Molson Coors Brewing Co., Class B	144
12		PepsiCo, Inc.	992
4		Pernod-Ricard S.A., (France)	444
18		SABMiller plc, (United Kingdom)	850

			7,495

		Food & Staples Retailing — 0.7%
—	(h)	Arden Group, Inc., Class A	33
8		Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares), (Brazil), ADR	380
26		Clicks Group Ltd., (South Africa)	145
40		CVS Caremark Corp.	2,274
9		Eurocash S.A., (Poland)	159
1		Fairway Group Holdings Corp. (a)	22
4		Magnit OJSC, (Russia), Reg. S, GDR	224
117		Rite Aid Corp. (a)	334
1		Roundy’s, Inc.	10
27		Seven & I Holdings Co., Ltd., (Japan)	1,000
13		SUPERVALU, Inc. (a)	81
110		Tesco plc, (United Kingdom)	553
26		Walgreen Co.	1,149

			6,364

		Food Products — 1.1%
42		Archer-Daniels-Midland Co.	1,436
23		AVI Ltd., (South Africa)	141

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — Continued
2		B&G Foods, Inc.	65
1		Campbell Soup Co.	54
280		Chaoda Modern Agriculture Holdings Ltd., (Hong Kong) (a) (i)	—
6		ConAgra Foods, Inc.	210
22		Dean Foods Co. (a)	221
14		General Mills, Inc.	699
201		Indofood Sukses Makmur Tbk PT, (Indonesia)	148
2		Ingredion, Inc.	138
2		JM Smucker Co. (The)	155
6		Kellogg Co.	411
4		M. Dias Branco S.A., (Brazil)	170
42		Mondelez International, Inc., Class A	1,206
20		Nestle S.A., (Switzerland)	1,344
3		Pinnacle Foods, Inc.	75
1		Sanderson Farms, Inc.	73
1		Seneca Foods Corp., Class A (a)	21
9		Tiger Brands Ltd., (South Africa)	279
6		Tyson Foods, Inc., Class A	154
53		Unilever N.V., (Netherlands), CVA	2,097
210		Uni-President Enterprises Corp., (Taiwan)	408
6		WhiteWave Foods Co., Class A (a)	92
8		WhiteWave Foods Co., Class B (a)	122

			9,719

		Household Products — 0.5%
7		Colgate-Palmolive Co.	387
2		Energizer Holdings, Inc.	151
6		Kimberly-Clark Corp.	631
40		Procter & Gamble Co. (The)	3,092
1		Spectrum Brands Holdings, Inc.	80

			4,341

		Personal Products — 0.0% (g)
—	(h)	Herbalife Ltd., (Cayman Islands)	9
3		Nu Skin Enterprises, Inc., Class A	159
4		Prestige Brands Holdings, Inc. (a)	102
1		USANA Health Sciences, Inc. (a)	94

			364

		Tobacco — 0.9%
5		Altria Group, Inc.	168
40		British American Tobacco plc, (United Kingdom)	2,054
17		Imperial Tobacco Group plc, (United Kingdom)	593
58		Japan Tobacco, Inc., (Japan)	2,054
6		KT&G Corp., (South Korea)	411

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Tobacco — Continued
3		Lorillard, Inc.	122
25		Philip Morris International, Inc.	2,154
5		Universal Corp.	260

			7,816

		Total Consumer Staples	36,099

		Energy — 5.1%
		Energy Equipment & Services — 1.1%
2		Baker Hughes, Inc.	104
17		Cal Dive International, Inc. (a)	32
11		Cameron International Corp. (a)	684
1		Dawson Geophysical Co. (a)	29
—	(h)	Dresser-Rand Group, Inc. (a)	24
7		Dril-Quip, Inc. (a)	637
16		Ensco plc, (United Kingdom), Class A	926
6		Exterran Holdings, Inc. (a)	180
8		Helix Energy Solutions Group, Inc. (a)	187
2		ION Geophysical Corp. (a)	11
8		Noble Corp., (Switzerland)	285
9		Oceaneering International, Inc.	628
—	(h)	Parker Drilling Co. (a)	2
22		Petrofac Ltd., (United Kingdom)	402
2		Rowan Cos. plc, Class A (a)	65
60		Schlumberger Ltd.	4,332
1		SEACOR Holdings, Inc.	100
5		Technip S.A., (France)	555

			9,183

		Oil, Gas & Consumable Fuels — 4.0%
16		Anadarko Petroleum Corp.	1,412
13		Apache Corp.	1,102
130		BG Group plc, (United Kingdom)	2,215
8		Cabot Oil & Gas Corp.	566
11		Cheniere Energy, Inc. (a)	300
29		Chevron Corp.	3,444
697		China Petroleum & Chemical Corp., (China), Class H	487
164		China Shenhua Energy Co., Ltd., (China), Class H	416
—	(h)	Clayton Williams Energy, Inc. (a)	13
619		CNOOC Ltd., (China)	1,037
6		Concho Resources, Inc. (a)	486
24		ConocoPhillips	1,453
—	(h)	Contango Oil & Gas Co.	14
1		CVR Energy, Inc.	24
5		Delek U.S. Holdings, Inc.	141

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
16		Devon Energy Corp.	835
36		Dragon Oil plc, (United Arab Emirates)	315
6		Energen Corp.	334
4		EOG Resources, Inc.	583
8		EPL Oil & Gas, Inc. (a)	229
4		Equal Energy Ltd., (Canada)	15
69		Exxon Mobil Corp.	6,267
6		KazMunaiGas Exploration Production JSC, (Kazakhstan), Reg. S, GDR	97
9		Kinder Morgan, Inc.	343
12		Lukoil OAO, (Russia), ADR	673
5		Marathon Petroleum Corp.	381
11		NuStar GP Holdings LLC	289
12		Occidental Petroleum Corp.	1,096
73		Oil & Natural Gas Corp., Ltd., (India)	404
11		Oil India Ltd., (India)	102
12		PBF Energy, Inc.	300
11		Petroleo Brasileiro S.A., (Brazil), ADR	146
5		PetroQuest Energy, Inc. (a)	18
27		Phillips 66	1,581
13		QEP Resources, Inc.	353
24		Repsol S.A., (Spain)	501
—	(h)	REX American Resources Corp. (a)	12
66		Rosneft OAO, (Russia), Reg. S, GDR	449
88		Royal Dutch Shell plc, (Netherlands), Class A	2,798
8		Southwestern Energy Co. (a)	278
3		Stone Energy Corp. (a)	55
1		Swift Energy Co. (a)	6
13		Tatneft OAO, (Russia), ADR	459
5		Teekay Corp., (Bermuda)	215
3		Tesoro Corp.	131
18		Total S.A., (France)	896
59		Tullow Oil plc, (United Kingdom)	900
13		Tupras Turkiye Petrol Rafinerileri A.S., (Turkey)	324
6		Vaalco Energy, Inc. (a)	34
8		W&T Offshore, Inc.	119
6		Western Refining, Inc.	174
—	(h)	Westmoreland Coal Co. (a)	2
23		Williams Cos., Inc. (The)	749

			35,573

		Total Energy	44,756

		Financials — 11.3%
		Capital Markets — 1.4%
5		American Capital Ltd. (a)	63

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Capital Markets — Continued
17		Ameriprise Financial, Inc.	1,395
1		Arlington Asset Investment Corp., Class A	29
—	(h)	Artisan Partners Asset Management, Inc. (a)	5
28		Charles Schwab Corp. (The)	597
29		Credit Suisse Group AG, (Switzerland) (a)	765
—	(h)	FBR & Co. (a)	8
1		Federated Investors, Inc., Class B	38
8		Goldman Sachs Group, Inc. (The)	1,192
57		Invesco Ltd.	1,811
10		Investment Technology Group, Inc. (a)	137
—	(h)	Janus Capital Group, Inc.	3
11		Lazard Ltd., (Bermuda), Class A	352
14		Legg Mason, Inc.	444
58		Morgan Stanley	1,419
8		Northern Trust Corp.	457
13		State Street Corp.	830
5		T. Rowe Price Group, Inc.	391
13		TD Ameritrade Holding Corp.	317
109		UBS AG, (Switzerland) (a)	1,855

			12,108

		Commercial Banks — 3.8%
1		1st Source Corp.	26
34		Australia & New Zealand Banking Group Ltd., (Australia)	872
3		BancFirst Corp.	116
52		Banco Bilbao Vizcaya Argentaria S.A., (Spain)	435
37		Banco do Brasil S.A., (Brazil)	368
5		BancorpSouth, Inc.	96
1		Banner Corp.	37
205		Barclays plc, (United Kingdom)	871
9		BB&T Corp.	303
2		BBCN Bancorp, Inc.	27
23		BNP Paribas S.A., (France)	1,259
3		Cathay General Bancorp	67
—	(h)	Central Pacific Financial Corp. (a)	7
1		Chemical Financial Corp.	21
1,776		China Construction Bank Corp., (China), Class H	1,248
192		China Merchants Bank Co., Ltd., (China), Class H	319
328		China Minsheng Banking Corp., Ltd., (China), Class H	319
—	(h)	Citizens & Northern Corp.	6
2		City Holding Co.	86
2		CoBiz Financial, Inc.	14
34		Commercial International Bank Egypt SAE, (Egypt)	138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
9	CVB Financial Corp.	111
24	Danske Bank A/S, (Denmark) (a)	411
15	DGB Financial Group, Inc., (South Korea)	203
6	East West Bancorp, Inc.	173
15	First Commonwealth Financial Corp.	111
1	First Financial Bancorp	19
37	First Gulf Bank PJSC, (United Arab Emirates)	158
1	First Interstate Bancsystem, Inc.	23
1	First Merchants Corp.	10
8	First Republic Bank	316
4	FNB Corp.	43
1	Heartland Financial USA, Inc.	33
323	HSBC Holdings plc, (United Kingdom)	3,347
13	Huntington Bancshares, Inc.	100
2,046	Industrial & Commercial Bank of China Ltd., (China), Class H	1,282
56	Itau Unibanco Holding S.A. (Preference Shares), (Brazil), ADR	719
292	Krung Thai Bank PCL, (Thailand)	189
11	M&T Bank Corp.	1,239
1	MainSource Financial Group, Inc.	19
1	MetroCorp Bancshares, Inc.	10
192	Mitsubishi UFJ Financial Group, Inc., (Japan)	1,185
10	National Bank Holdings Corp., Class A	195
6	OFG Bancorp, (Puerto Rico)	109
1	OmniAmerican Bancorp, Inc. (a)	18
18	OTP Bank plc, (Hungary)	384
2	PacWest Bancorp	49
10	PNC Financial Services Group, Inc. (The)	757
44	Powszechna Kasa Oszczednosci Bank Polski S.A., (Poland) (a)	468
9	Punjab National Bank, (India)	102
59	Sberbank of Russia, (Russia), ADR	674
1	Sierra Bancorp	16
6	Signature Bank (a)	493
2	Simmons First National Corp., Class A	39
6	Southwest Bancorp, Inc. (a)	75
53	Standard Chartered plc, (United Kingdom)	1,150
1	StellarOne Corp.	12
3	Suffolk Bancorp (a)	51
25	Sumitomo Mitsui Financial Group, Inc., (Japan)	1,152
18	SunTrust Banks, Inc.	574
3	Susquehanna Bancshares, Inc.	44
1	SVB Financial Group (a)	108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
35	Swedbank AB, (Sweden), Class A	802
421	Taishin Financial Holding Co., Ltd., (Taiwan)	185
5	TCF Financial Corp.	77
132	Thanachart Capital PCL, (Thailand)	163
3	Tristate Capital Holdings, Inc. (a)	40
91	Turkiye Garanti Bankasi A.S., (Turkey)	398
41	Turkiye Halk Bankasi A.S., (Turkey)	344
106	Turkiye Is Bankasi, (Turkey), Class C	312
34	U.S. Bancorp	1,224
1	UMB Financial Corp.	45
1	Union First Market Bankshares Corp.	21
1	Webster Financial Corp.	13
161	Wells Fargo & Co.	6,647
2	West Bancorporation, Inc.	20
1	Westamerica Bancorporation	32
4	Wilshire Bancorp, Inc.	24
35	Woori Finance Holdings Co., Ltd., (South Korea)	323

		33,476

	Consumer Finance — 0.5%
3	American Express Co.	255
40	Capital One Financial Corp.	2,497
130	Compartamos S.A.B. de C.V., (Mexico)	224
6	DFC Global Corp. (a)	78
13	Discover Financial Services	615
2	Nelnet, Inc., Class A	87
1	Portfolio Recovery Associates, Inc. (a)	92
2	World Acceptance Corp. (a)	191

		4,039

	Diversified Financial Services — 1.4%
40	African Bank Investments Ltd., (South Africa)	66
292	Bank of America Corp.	3,754
86	Citigroup, Inc.	4,130
1	CME Group, Inc.	79
14	Deutsche Boerse AG, (Germany)	924
145	FirstRand Ltd., (South Africa)	424
123	Fubon Financial Holding Co., Ltd., (Taiwan)	167
78	ING Groep N.V., (Netherlands), CVA (a)	708
6	IntercontinentalExchange, Inc. (a)	1,128
3	Marlin Business Services Corp.	61
10	Moody’s Corp.	620
2	PHH Corp. (a)	31
36	Rural Electrification Corp. Ltd., (India)	121

		12,213

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — 2.9%
42		ACE Ltd., (Switzerland)	3,775
5		Aflac, Inc. (m)	291
1		Alleghany Corp. (a)	438
13		Allianz SE, (Germany)	1,830
3		Allied World Assurance Co. Holdings AG, (Switzerland)	274
11		Allstate Corp. (The)	539
7		American Equity Investment Life Holding Co.	108
22		American International Group, Inc. (a)	997
25		Amtrust Financial Services, Inc.	901
8		Aon plc, (United Kingdom)	543
1		Aspen Insurance Holdings Ltd., (Bermuda)	22
63		AXA S.A., (France)	1,239
—	(h)	Berkshire Hathaway, Inc., Class A (a)	674
2		Berkshire Hathaway, Inc., Class B (a)	191
20		CNO Financial Group, Inc.	255
1		EMC Insurance Group, Inc.	13
6		Endurance Specialty Holdings Ltd., (Bermuda)	319
1		Everest Re Group Ltd., (Bermuda)	167
1		Global Indemnity plc, (Ireland) (a)	12
25		Hartford Financial Services Group, Inc.	773
4		Hyundai Marine & Fire Insurance Co., Ltd., (South Korea)	114
7		Lincoln National Corp.	262
29		Loews Corp.	1,270
9		Marsh & McLennan Cos., Inc.	375
2		Meadowbrook Insurance Group, Inc.	15
46		MetLife, Inc.	2,117
1		Navigators Group, Inc. (The) (a)	57
58		Old Mutual plc, (United Kingdom)	162
23		Old Republic International Corp.	297
103		Ping An Insurance Group Co. of China Ltd., (China), Class H	684
2		Platinum Underwriters Holdings Ltd., (Bermuda)	129
14		Porto Seguro S.A., (Brazil)	153
3		Powszechny Zaklad Ubezpieczen S.A., (Poland)	412
1		Primerica, Inc.	52
2		ProAssurance Corp.	104
11		Prudential Financial, Inc.	802
117		Prudential plc, (United Kingdom)	1,906
2		RenaissanceRe Holdings Ltd., (Bermuda)	148
1		Stewart Information Services Corp.	18
22		Sul America S.A., (Brazil)	133
8		Swiss Re AG, (Switzerland) (a)	621
12		Travelers Cos., Inc. (The)	959

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — Continued
19		Unum Group	546
7		W.R. Berkley Corp.	270
3		Zurich Insurance Group AG, (Switzerland) (a)	829

			25,796

		Real Estate Investment Trusts (REITs) — 0.7%
4		Agree Realty Corp.	109
17		American Residential Properties, Inc. (a)	294
4		American Tower Corp.	271
23		Annaly Capital Management, Inc.	293
10		Anworth Mortgage Asset Corp.	54
5		Apartment Investment & Management Co., Class A	138
1		Ashford Hospitality Trust, Inc.	11
—	(h)	Associated Estates Realty Corp.	6
1		BioMed Realty Trust, Inc.	22
2		Brandywine Realty Trust	23
11		Capstead Mortgage Corp.	134
3		CBL & Associates Properties, Inc.	56
8		Coresite Realty Corp.	245
1		Cousins Properties, Inc.	7
4		CYS Investments, Inc.	32
5		DCT Industrial Trust, Inc.	39
9		DiamondRock Hospitality Co.	83
1		EastGroup Properties, Inc.	62
2		EPR Properties	80
—	(h)	Equity Lifestyle Properties, Inc.	31
13		Excel Trust, Inc.	165
4		Extra Space Storage, Inc.	155
1		FelCor Lodging Trust, Inc. (a)	8
1		First Industrial Realty Trust, Inc.	14
2		Franklin Street Properties Corp.	32
12		General Growth Properties, Inc.	235
4		GEO Group, Inc. (The)	132
122		Goodman Group, (Australia)	544
2		HCP, Inc.	82
1		Home Properties, Inc.	85
4		Hospitality Properties Trust	116
3		LaSalle Hotel Properties	81
1		Lexington Realty Trust	16
4		LTC Properties, Inc.	164
2		Mission West Properties, Inc. (a) (i)	—
1		National Retail Properties, Inc.	31
1		Omega Healthcare Investors, Inc.	25
3		Pennsylvania Real Estate Investment Trust	51

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — Continued
3		Post Properties, Inc.	173
5		Potlatch Corp.	198
—	(h)	PS Business Parks, Inc.	22
6		RAIT Financial Trust	47
5		Ramco-Gershenson Properties Trust	76
8		Rayonier, Inc.	449
7		Redwood Trust, Inc.	124
1		Saul Centers, Inc.	45
3		Strategic Hotels & Resorts, Inc. (a)	29
1		Taubman Centers, Inc.	60
3		Unibail-Rodamco SE, (France)	788
3		Ventas, Inc.	188

			6,125

		Real Estate Management & Development — 0.4%
1		Alexander & Baldwin, Inc. (a)	32
5		Brookfield Asset Management, Inc., (Canada), Class A	195
8		CBRE Group, Inc., Class A (a)	192
68		Cheung Kong Holdings Ltd., (Hong Kong)	917
322		China Overseas Land & Investment Ltd., (Hong Kong)	838
123		Guangzhou R&F Properties Co., Ltd., (China), Class H	176
157		Hang Lung Properties Ltd., (Hong Kong)	544
19		Mitsubishi Estate Co., Ltd., (Japan)	506
4		St. Joe Co. (The) (a)	82
59		Wharf Holdings Ltd., (Hong Kong)	492

			3,974

		Thrifts & Mortgage Finance — 0.2%
1		Astoria Financial Corp.	8
—	(h)	BankFinancial Corp.	3
2		Beneficial Mutual Bancorp, Inc. (a)	14
—	(h)	Capitol Federal Financial, Inc.	5
34		Housing Development Finance Corp., (India)	503
30		Hudson City Bancorp, Inc.	275
1		Nationstar Mortgage Holdings, Inc. (a)	34
2		OceanFirst Financial Corp.	26
14		Ocwen Financial Corp. (a)	569
1		PennyMac Financial Services, Inc., Class A (a)	13
22		People’s United Financial, Inc.	326

			1,776

		Total Financials	99,507

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Health Care — 6.8%
		Biotechnology — 1.4%
7		Achillion Pharmaceuticals, Inc. (a) (m)	60
11		Aegerion Pharmaceuticals, Inc. (a) (m)	690
6		Alexion Pharmaceuticals, Inc. (a)	541
1		Alkermes plc, (Ireland) (a)	26
8		Amgen, Inc.	755
14		Amicus Therapeutics, Inc. (a)	32
1		Arqule, Inc. (a)	2
17		Biogen Idec, Inc. (a)	3,654
2		BioMarin Pharmaceutical, Inc. (a)	98
1		Bluebird Bio, Inc. (a)	12
10		Celgene Corp. (a)	1,193
5		ChemoCentryx, Inc. (a)	65
2		Chimerix, Inc. (a)	58
—	(h)	Cytokinetics, Inc. (a)	1
4		Dynavax Technologies Corp. (a)	5
1		Esperion Therapeutics, Inc. (a)	20
27		Exact Sciences Corp. (a)	381
28		Gilead Sciences, Inc. (a)	1,436
7		Merrimack Pharmaceuticals, Inc. (a)	45
5		Neurocrine Biosciences, Inc. (a)	70
22		Oncothyreon, Inc. (a)	34
12		Onyx Pharmaceuticals, Inc. (a)	1,084
10		Orexigen Therapeutics, Inc. (a)	57
1		PTC Therapeutics, Inc. (a)	12
2		Regeneron Pharmaceuticals, Inc. (a)	454
24		Threshold Pharmaceuticals, Inc. (a)	125
7		Trius Therapeutics, Inc. (a)	55
20		Vertex Pharmaceuticals, Inc. (a)	1,577

			12,542

		Health Care Equipment & Supplies — 0.4%
2		Accuray, Inc. (a) (m)	14
3		Baxter International, Inc.	234
4		CareFusion Corp. (a)	144
5		CONMED Corp.	150
22		Covidien plc, (Ireland)	1,410
1		Cyberonics, Inc. (a)	31
2		Essilor International S.A., (France)	249
3		Greatbatch, Inc. (a)	102
1		Intuitive Surgical, Inc. (a)	616
5		Invacare Corp.	76
3		Medical Action Industries, Inc. (a)	22
5		Medtronic, Inc.	257
21		Novadaq Technologies, Inc., (Canada) (a)	282

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Equipment & Supplies — Continued
1		NuVasive, Inc. (a)	33
1		Orthofix International N.V., (Netherlands) (a)	20
6		SurModics, Inc. (a)	123

			3,763

		Health Care Providers & Services — 1.2%
19		Acadia Healthcare Co., Inc. (a) (m)	642
1		Addus HomeCare Corp. (a)	28
3		Aetna, Inc.	159
4		Amedisys, Inc. (a)	43
3		AmerisourceBergen Corp.	151
14		Cardinal Health, Inc.	660
4		Centene Corp. (a)	220
1		Cigna Corp.	107
2		Cross Country Healthcare, Inc. (a)	12
5		DaVita HealthCare Partners, Inc. (a)	642
4		Express Scripts Holding Co. (a)	228
5		Fresenius Medical Care AG & Co. KGaA, (Germany)	362
6		Gentiva Health Services, Inc. (a)	64
1		HealthSouth Corp. (a)	14
15		Humana, Inc.	1,273
—	(h)	Magellan Health Services, Inc. (a)	11
6		McKesson Corp.	653
3		Molina Healthcare, Inc. (a)	126
6		National Healthcare Corp.	306
4		Omnicare, Inc.	176
3		Owens & Minor, Inc.	85
2		Providence Service Corp. (The) (a)	52
4		Select Medical Holdings Corp.	34
91		Shanghai Pharmaceuticals Holding Co., Ltd., (China), Class H	170
57		UnitedHealth Group, Inc.	3,737
3		WellPoint, Inc.	221

			10,176

		Health Care Technology — 0.1%
1		athenahealth, Inc. (a)	67
2		Cerner Corp. (a)	188
7		MedAssets, Inc. (a)	115

			370

		Life Sciences Tools & Services — 0.2%
15		Agilent Technologies, Inc.	649
3		Cambrex Corp. (a)	38
8		Illumina, Inc. (a)	605

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Life Sciences Tools & Services — Continued
2		Mettler-Toledo International, Inc. (a)	335
4		NanoString Technologies, Inc. (a)	29
3		PAREXEL International Corp. (a)	129
10		WuXi PharmaTech Cayman, Inc., (China), ADR (a)	213

			1,998

		Pharmaceuticals — 3.5%
9		AbbVie, Inc. (m)	372
9		Allergan, Inc.	747
3		Aratana Therapeutics, Inc. (a)	22
11		Astellas Pharma, Inc., (Japan)	598
21		Bayer AG, (Germany)	2,220
6		BioDelivery Sciences International, Inc. (a)	25
59		Bristol-Myers Squibb Co.	2,635
2		Cornerstone Therapeutics, Inc. (a)	18
9		Eli Lilly & Co.	447
61		GlaxoSmithKline plc, (United Kingdom)	1,522
—	(h)	Jazz Pharmaceuticals plc, (Ireland) (a)	27
86		Johnson & Johnson	7,355
51		Merck & Co., Inc.	2,378
6		Nektar Therapeutics (a)	74
32		Novartis AG, (Switzerland)	2,243
9		Otsuka Holdings Co., Ltd., (Japan)	304
2		Pacira Pharmaceuticals, Inc. (a)	61
83		Pfizer, Inc.	2,337
8		Questcor Pharmaceuticals, Inc.	346
2		Repros Therapeutics, Inc. (a)	41
10		Roche Holding AG, (Switzerland)	2,507
2		Salix Pharmaceuticals Ltd. (a)	152
18		Sanofi, (France)	1,843
12		Sciclone Pharmaceuticals, Inc. (a)	59
21		Shire plc, (Ireland)	669
11		Teva Pharmaceutical Industries Ltd., (Israel), ADR	433
1		Transcept Pharmaceuticals, Inc. (a)	2
15		Valeant Pharmaceuticals International, Inc. (a)	1,333
9		ViroPharma, Inc. (a)	246

			31,016

		Total Health Care	59,865

		Industrials — 6.1%
		Aerospace & Defense — 1.1%
1		AAR Corp. (m)	20
9		GenCorp, Inc. (a)	153
41		Honeywell International, Inc.	3,292

SHARES		SECURITY DESCRIPTION	VALUE($)

		Aerospace & Defense — Continued
2		Huntington Ingalls Industries, Inc.	90
48		Meggitt plc, (United Kingdom)	380
6		Northrop Grumman Corp.	522
3		Precision Castparts Corp.	741
—	(h)	Rockwell Collins, Inc.	25
24		Taser International, Inc. (a)	201
50		United Technologies Corp.	4,684

			10,108

		Air Freight & Logistics — 0.0% (g)
1		Park-Ohio Holdings Corp. (a)	20
—	(h)	United Parcel Service, Inc., Class B	26
17		Yamato Holdings Co., Ltd., (Japan)	366

			412

		Airlines — 0.4%
5		Alaska Air Group, Inc. (a)	271
59		Delta Air Lines, Inc. (a)	1,106
12		Japan Airlines Co., Ltd., (Japan)	592
23		Republic Airways Holdings, Inc. (a)	257
25		Southwest Airlines Co.	322
39		Turk Hava Yollari, (Turkey)	150
8		U.S. Airways Group, Inc. (a)	126
10		United Continental Holdings, Inc. (a)	305

			3,129

		Building Products — 0.3%
1		A.O. Smith Corp.	26
13		Cie de St-Gobain, (France)	535
22		Daikin Industries Ltd., (Japan)	873
17		Fortune Brands Home & Security, Inc.	647
8		Gibraltar Industries, Inc. (a)	111
38		Masco Corp.	746
1		Nortek, Inc. (a)	39
1		Ply Gem Holdings, Inc. (a)	16
1		Trex Co., Inc. (a)	38

			3,031

		Commercial Services & Supplies — 0.2%
15		Aggreko plc, (United Kingdom)	382
23		ARC Document Solutions, Inc. (a) (m)	91
3		Avery Dennison Corp.	111
1		Consolidated Graphics, Inc. (a)	42
4		Courier Corp.	60
3		Deluxe Corp.	94
1		G&K Services, Inc., Class A	52
4		Intersections, Inc.	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Commercial Services & Supplies — Continued
9		Pitney Bowes, Inc.	137
7		Quad/Graphics, Inc.	172
—	(h)	Standard Parking Corp. (a)	7
1		Steelcase, Inc., Class A	16
8		United Stationers, Inc.	258

			1,454

		Construction & Engineering — 0.4%
6		AECOM Technology Corp. (a) (m)	175
3		Argan, Inc.	44
3		Chicago Bridge & Iron Co. N.V., (Netherlands)	185
8		EMCOR Group, Inc.	337
44		Fluor Corp.	2,612
3		KBR, Inc.	113
1		MasTec, Inc. (a)	33
1		Michael Baker Corp.	22
4		Orion Marine Group, Inc. (a)	45

			3,566

		Electrical Equipment — 0.6%
30		ABB Ltd., (Switzerland) (a)	644
9		Acuity Brands, Inc. (m)	705
1		Coleman Cable, Inc.	27
19		Emerson Electric Co.	1,010
12		Generac Holdings, Inc.	457
5		Nidec Corp., (Japan)	343
—	(h)	Roper Industries, Inc.	50
19		Schneider Electric S.A., (France)	1,389
1		SolarCity Corp. (a)	30
48		Sumitomo Electric Industries Ltd., (Japan)	575

			5,230

		Industrial Conglomerates — 0.4%
24		Carlisle Cos., Inc.	1,503
3		Danaher Corp.	171
73		Hutchison Whampoa Ltd., (Hong Kong)	764
5		Industries Qatar QSC, (Qatar)	237
6		Siemens AG, (Germany)	626

			3,301

		Machinery — 1.1%
1		Alamo Group, Inc.	29
—	(h)	Ampco-Pittsburgh Corp.	6
18		Atlas Copco AB, (Sweden), Class A	438
2		Crane Co.	144
5		Douglas Dynamics, Inc.	61

SHARES		SECURITY DESCRIPTION	VALUE($)

		Machinery — Continued
10		Dover Corp.	746
3		FANUC Corp., (Japan)	376
—	(h)	Flowserve Corp.	24
8		FreightCar America, Inc.	143
2		Global Brass & Copper Holdings, Inc. (a)	28
1		Hurco Cos., Inc.	35
1		Hyster-Yale Materials Handling, Inc.	38
5		Illinois Tool Works, Inc.	318
11		Ingersoll-Rand plc, (Ireland)	594
2		Kadant, Inc.	72
25		Komatsu Ltd., (Japan)	567
49		Kubota Corp., (Japan)	713
9		Makita Corp., (Japan)	489
101		Mitsubishi Heavy Industries Ltd., (Japan)	561
3		Mueller Industries, Inc.	126
1		Nordson Corp.	42
1		Oshkosh Corp. (a)	49
39		PACCAR, Inc.	2,072
14		Pall Corp.	907
3		SMC Corp., (Japan)	601
5		SPX Corp.	331
2		Standex International Corp.	95
1		Stanley Black & Decker, Inc.	85
—	(h)	Watts Water Technologies, Inc., Class A	5
6		Xerium Technologies, Inc. (a)	58

			9,753

		Marine — 0.1%
8		Kirby Corp. (a)	637

		Professional Services — 0.2%
5		Barrett Business Services, Inc.	277
2		Dun & Bradstreet Corp. (The)	146
10		Equifax, Inc.	601
39		Experian plc, (Ireland)	684
—	(h)	SGS S.A., (Switzerland)	258
1		VSE Corp.	37

			2,003

		Road & Rail — 0.8%
—	(h)	AMERCO	16
2		Arkansas Best Corp.	41
1		Avis Budget Group, Inc. (a)	26
4		Canadian Pacific Railway Ltd., (Canada)	543
1		Celadon Group, Inc.	15
1		Con-way, Inc.	43
74		CSX Corp.	1,718

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Road & Rail — Continued
8		East Japan Railway Co., (Japan)	638
10		Globaltrans Investment plc, (Cyprus), Reg. S, GDR	136
3		Heartland Express, Inc.	36
7		Hertz Global Holdings, Inc. (a)	177
12		J.B. Hunt Transport Services, Inc.	858
17		Norfolk Southern Corp.	1,242
13		Old Dominion Freight Line, Inc. (a)	524
7		Saia, Inc. (a)	201
3		Swift Transportation Co. (a)	55
7		Union Pacific Corp.	1,050

			7,319

		Trading Companies & Distributors — 0.5%
27		Air Lease Corp.	755
3		Aircastle Ltd.	41
2		Applied Industrial Technologies, Inc.	87
28		HD Supply Holdings, Inc. (a)	530
14		Marubeni Corp., (Japan)	93
25		Mitsubishi Corp., (Japan)	424
7		MSC Industrial Direct Co., Inc., Class A	572
14		Rush Enterprises, Inc., Class A (a)	349
32		Sumitomo Corp., (Japan)	404
1		W.W. Grainger, Inc.	320
5		Watsco, Inc.	393

			3,968

		Total Industrials	53,911

		Information Technology — 8.8%
		Communications Equipment — 1.0%
1		Alliance Fiber Optic Products, Inc.	10
9		ARRIS Group, Inc. (a)	129
18		Aruba Networks, Inc. (a)	273
4		Aviat Networks, Inc. (a)	12
193		Cisco Systems, Inc.	4,692
10		Comtech Telecommunications Corp.	258
7		InterDigital, Inc.	313
7		Palo Alto Networks, Inc. (a)	295
—	(h)	Plantronics, Inc.	4
34		QUALCOMM, Inc.	2,069
72		Telefonaktiebolaget LM Ericsson, (Sweden), Class B	815
7		Ubiquiti Networks, Inc.	128

			8,998

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 1.1%
15	Apple, Inc.	6,034
29	Asustek Computer, Inc., (Taiwan)	248
1	Avid Technology, Inc. (a)	8
46	Chicony Electronics Co., Ltd., (Taiwan)	120
12	EMC Corp.	279
60	Hewlett-Packard Co.	1,479
438	Lenovo Group Ltd., (China)	394
155	Lite-On Technology Corp., (Taiwan)	270
3	NetApp, Inc. (a)	98
2	QLogic Corp. (a)	14
14	Seagate Technology plc, (Ireland)	646
3	Western Digital Corp.	161

		9,751

	Electronic Equipment, Instruments & Components — 0.4%
5	Aeroflex Holding Corp. (a) (m)	39
9	Amphenol Corp., Class A	688
1	Audience, Inc. (a)	17
5	Benchmark Electronics, Inc. (a)	102
2	Checkpoint Systems, Inc. (a)	27
2	Coherent, Inc.	132
79	Digital China Holdings Ltd., (Hong Kong)	94
176	Hitachi Ltd., (Japan)	1,128
29	Hon Hai Precision Industry Co., Ltd., (Taiwan)	70
209	Hon Hai Precision Industry Co., Ltd., (Taiwan), Reg. S, GDR	1,016
4	Newport Corp. (a)	52
1	RealD, Inc. (a)	8
20	TPK Holding Co., Ltd., (Taiwan) (a)	318
1	TTM Technologies, Inc. (a)	8
3	Vishay Intertechnology, Inc. (a)	36

		3,735

	Internet Software & Services — 1.5%
4	AOL, Inc. (a) (m)	135
23	Dealertrack Technologies, Inc. (a)	806
11	Digital River, Inc. (a)	199
34	eBay, Inc. (a)	1,779
5	Gogo, Inc. (a)	63
8	Google, Inc., Class A (a)	7,422
5	IntraLinks Holdings, Inc. (a)	37
5	LinkedIn Corp., Class A (a)	891
1	Marketo, Inc. (a)	12
4	Millennial Media, Inc. (a)	35
30	Monster Worldwide, Inc. (a)	148

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Internet Software & Services — Continued
2		Move, Inc. (a)	22
6		NetEase, Inc., (China), ADR	355
6		OpenTable, Inc. (a)	371
4		QuinStreet, Inc. (a)	38
1		Textura Corp. (a)	23
18		Tremor Video, Inc. (a)	158
4		WebMD Health Corp. (a)	106
—	(h)	Xoom Corp. (a)	5
1		Yahoo! Japan Corp., (Japan)	270
18		Yahoo!, Inc. (a)	442

			13,317

		IT Services — 1.0%
7		Alliance Data Systems Corp. (a)	1,186
4		Amdocs Ltd.	145
1		Blackhawk Network Holdings, Inc. (a)	16
3		CACI International, Inc., Class A (a)	165
6		Cognizant Technology Solutions Corp., Class A (a)	405
3		Computer Sciences Corp.	149
5		CoreLogic, Inc. (a)	125
5		CSG Systems International, Inc. (a)	115
1		EVERTEC, Inc., (Puerto Rico) (a)	15
9		FleetCor Technologies, Inc. (a)	706
9		Genpact Ltd., (Bermuda)	164
7		Hackett Group, Inc. (The)	34
14		HCL Technologies Ltd., (India)	176
2		Heartland Payment Systems, Inc.	60
13		Infosys Ltd., (India), ADR	518
—	(h)	Jack Henry & Associates, Inc.	9
2		MasterCard, Inc., Class A	1,409
1		Unisys Corp. (a)	26
1		Vantiv, Inc., Class A (a)	36
1		VeriFone Systems, Inc. (a)	23
17		Visa, Inc., Class A	3,061

			8,543

		Office Electronics — 0.1%
16		Canon, Inc., (Japan)	521
10		Xerox Corp.	90

			611

		Semiconductors & Semiconductor Equipment — 2.1%
15		Advanced Energy Industries, Inc. (a) (m)	265
10		Altera Corp.	314
12		Analog Devices, Inc.	545

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
112	Applied Materials, Inc.	1,672
16	ASML Holding N.V., (Netherlands)	1,300
84	Avago Technologies Ltd., (Singapore)	3,153
44	Broadcom Corp., Class A	1,501
80	Chipbond Technology Corp., (Taiwan)	195
2	DSP Group, Inc. (a)	14
2	First Solar, Inc. (a)	72
23	Freescale Semiconductor Ltd. (a)	312
15	KLA-Tencor Corp.	814
37	Lam Research Corp. (a)	1,634
18	LSI Corp. (a)	128
6	Micrel, Inc.	55
42	ON Semiconductor Corp. (a)	337
6	Photronics, Inc. (a)	45
34	PLX Technology, Inc. (a)	161
84	Realtek Semiconductor Corp., (Taiwan)	198
6	RF Micro Devices, Inc. (a)	31
2	Rudolph Technologies, Inc. (a)	20
2	Samsung Electronics Co., Ltd., (South Korea)	2,882
10	SK Hynix, Inc., (South Korea) (a)	264
7	STR Holdings, Inc. (a)	16
1	SunPower Corp. (a)	27
90	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,645
10	Texas Instruments, Inc.	342
13	TriQuint Semiconductor, Inc. (a)	90
9	Ultra Clean Holdings (a)	54
17	Xilinx, Inc.	662

		18,748

	Software — 1.6%
9	Adobe Systems, Inc. (a) (m)	421
6	Aspen Technology, Inc. (a)	158
5	CA, Inc.	140
9	Citrix Systems, Inc. (a)	570
3	Cyan, Inc. (a)	30
1	Fair Isaac Corp.	51
16	Giant Interactive Group, Inc., (China), ADR	128
1	Gigamon, Inc. (a)	30
12	Infoblox, Inc. (a)	354
4	Manhattan Associates, Inc. (a)	332
138	Microsoft Corp.	4,777
3	Monotype Imaging Holdings, Inc.	86
79	Oracle Corp.	2,433
4	Pegasystems, Inc.	116

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
9	Red Hat, Inc. (a)	444
6	Rovi Corp. (a)	135
11	Salesforce.com, Inc. (a)	423
23	SAP AG, (Germany)	1,681
10	Splunk, Inc. (a)	473
29	Symantec Corp.	658
1	Tableau Software, Inc., Class A (a)	61
5	Telenav, Inc. (a)	24
2	TIBCO Software, Inc. (a)	36
7	Workday, Inc., Class A (a)	450

		14,011

	Total Information Technology	77,714

	Materials — 2.5%
	Chemicals — 1.3%
8	Air Products & Chemicals, Inc.	701
10	Akzo Nobel N.V., (Netherlands)	538
9	Albemarle Corp.	536
17	Axiall Corp.	732
11	BASF SE, (Germany)	954
258	Dongyue Group, (China)	102
35	Dow Chemical Co. (The)	1,120
4	E.I. du Pont de Nemours & Co.	223
1	LG Chem Ltd., (South Korea)	330
3	Linde AG, (Germany)	588
9	LyondellBasell Industries N.V., (Netherlands), Class A	583
7	Methanex Corp., (Canada)	289
7	Minerals Technologies, Inc.	281
2	Monsanto Co.	188
10	Nitto Denko Corp., (Japan)	667
2	OM Group, Inc. (a)	46
8	PPG Industries, Inc.	1,193
5	Sherwin-Williams Co. (The)	931
9	Shin-Etsu Chemical Co., Ltd., (Japan)	589
6	Solvay S.A., (Belgium)	813
3	Tredegar Corp.	64

		11,468

	Construction Materials — 0.3%
300	China Shanshui Cement Group Ltd., (China)	134
16	Headwaters, Inc. (a)	140
14	Holcim Ltd., (Switzerland) (a)	985
5	Imerys S.A., (France)	332

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — Continued
9	Lafarge S.A., (France)	535
3	Martin Marietta Materials, Inc.	253

		2,379

	Containers & Packaging — 0.1%
4	Ball Corp.	145
2	Crown Holdings, Inc. (a)	69
16	Graphic Packaging Holding Co. (a)	125
2	Greif, Inc., Class A	100
3	Myers Industries, Inc.	44
4	Rock Tenn Co., Class A	417

		900

	Metals & Mining — 0.7%
40	Alcoa, Inc.	312
14	Alumina Ltd., (Australia), ADR (a)	50
3	Assore Ltd., (South Africa)	104
33	BHP Billiton Ltd., (Australia)	960
2	Coeur Mining, Inc. (a)	31
4	Compass Minerals International, Inc.	347
36	First Quantum Minerals Ltd., (Canada)	532
115	Glencore Xstrata plc, (Switzerland)	478
10	KGHM Polska Miedz S.A., (Poland)	360
1	Korea Zinc Co., Ltd., (South Korea)	124
9	Koza Altin Isletmeleri A.S., (Turkey)	104
30	MMC Norilsk Nickel OJSC, (Russia), ADR	430
5	Rio Tinto Ltd., (Australia)	247
30	Rio Tinto plc, (United Kingdom)	1,229
36	Ruukki Group OYJ, (Finland) (a) (i)	20
264	Shougang Fushan Resources Group Ltd., (Hong Kong)	102
11	Vale S.A., (Brazil), ADR	140
7	Walter Energy, Inc.	73
7	Worthington Industries, Inc.	212
438	Zijin Mining Group Co., Ltd., (China), Class H	78

		5,933

	Paper & Forest Products — 0.1%
1	Buckeye Technologies, Inc.	48
1	Domtar Corp., (Canada)	40
3	International Paper Co.	115
5	PH Glatfelter Co.	121
5	Resolute Forest Products, Inc., (Canada) (a)	62

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Paper & Forest Products — Continued
43		Stora Enso OYJ, (Finland), Class R	286
26		UPM-Kymmene OYJ, (Finland)	253

			925

		Total Materials	21,605

		Telecommunication Services — 1.1%
		Diversified Telecommunication Services — 0.5%
52		AT&T, Inc. (m)	1,830
138		BT Group plc, (United Kingdom)	647
3		CenturyLink, Inc.	119
3		Fairpoint Communications, Inc. (a)	25
12		magicJack VocalTec Ltd., (Israel) (a)	165
2		Neutral Tandem, Inc.	9
37		Turk Telekomunikasyon A.S., (Turkey)	144
34		Verizon Communications, Inc.	1,695

			4,634

		Wireless Telecommunication Services — 0.6%
86		China Mobile Ltd., (Hong Kong)	891
25		Mobile Telesystems OJSC, (Russia), ADR	472
5		NII Holdings, Inc. (a)	34
–	(h)	NTELOS Holdings Corp.	3
1		SK Telecom Co., Ltd., (South Korea)	215
17		Softbank Corp., (Japan)	1,001
803		Vodafone Group plc, (United Kingdom)	2,302

			4,918

		Total Telecommunication Services	9,552

		Utilities — 1.2%
		Electric Utilities — 0.7%
12		American Electric Power Co., Inc.	557
8		Duke Energy Corp.	513
17		Edison International	810
3		El Paso Electric Co.	88
14		Electricite de France S.A., (France)	322
20		NextEra Energy, Inc.	1,625
10		Northeast Utilities	408
6		NV Energy, Inc.	139
3		Pinnacle West Capital Corp.	139
2		PNM Resources, Inc.	49
4		Portland General Electric Co.	135
13		Southern Co. (The)	552
1		UNS Energy Corp.	49
21		Xcel Energy, Inc.	589

			5,975

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.1%
1	AGL Resources, Inc. (m)	42
8	Atmos Energy Corp.	341
2	Laclede Group, Inc. (The)	69
2	Piedmont Natural Gas Co., Inc.	54
2	Questar Corp.	39
1	Southwest Gas Corp.	51
4	UGI Corp.	174

		770

	Independent Power Producers & Energy Traders — 0.0% (g)
13	AES Corp. (m)	155
7	Calpine Corp. (a)	146

		301

	Multi-Utilities — 0.4%
25	CenterPoint Energy, Inc.	597
161	Centrica plc, (United Kingdom)	881
6	CMS Energy Corp.	159
20	GDF Suez, (France)	395
11	NiSource, Inc.	313
5	NorthWestern Corp.	215
9	Sempra Energy	736
24	Suez Environnement Co., (France)	316

		3,612

	Total Utilities	10,658

	Total Common Stocks (Cost $398,347)	492,863

Preferred Stocks — 0.3%
	Consumer Discretionary — 0.2%
	Automobiles — 0.2%
8	Volkswagen AG, (Germany)	1,530

	Consumer Staples — 0.1%
	Household Products — 0.1%
12	Henkel AG & Co. KGaA, (Germany)	1,081

	Financials — 0.0% (g)
	Capital Markets — 0.0% (g)
3	Goldman Sachs Group, Inc. (The), VAR, 5.500%, 05/10/23, ($25 par value) @	72

	Commercial Banks — 0.0% (g)
17	Banco do Estado do Rio Grande do Sul S.A., (Brazil), Class B	111

	Total Financials	183

	Total Preferred Stocks (Cost $1,812)	2,794

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2013

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 2.8%
		ACE Securities Corp. Home Equity Loan Trust,
345		Series 2004-HE3, Class M3, VAR, 1.273%, 11/25/34 (m)	289
545		Series 2006-SD1, Class A1B, VAR, 0.543%, 02/25/36 (m)	533
		Ally Auto Receivables Trust,
67		Series 2010-3, Class A4, 1.550%, 08/17/15	67
7		Series 2010-4, Class A3, 0.910%, 11/17/14	7
40		Series 2011-3, Class A3, 0.970%, 08/17/15	40
92		Series 2013-1, Class A3, 0.630%, 05/15/17	92
96		Series 2013-SN1, Class A3, 0.720%, 05/20/16	96
		AmeriCredit Automobile Receivables Trust,
40		Series 2011-3, Class A3, 1.170%, 01/08/16	40
40		Series 2013-1, Class A3, 0.610%, 10/10/17	40
		Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
987		Series 2004-R1, Class M1, VAR, 0.988%, 02/25/34	865
340		Series 2004-R1, Class M8, VAR, 2.818%, 02/25/34	326
511		Argent Securities, Inc., Series 2004-W4, Class A, VAR, 0.713%, 03/25/34	455
173		Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W3, Class A3, VAR, 1.013%, 02/25/34	147
—	(h)	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE1, Class M3, VAR, 1.063%, 03/25/35	—	(h)
		Bayview Financial Mortgage Pass-Through Trust,
238		Series 2005-C, Class A1C, VAR, 0.605%, 06/28/44	234
593		Series 2006-A, Class 2A4, VAR, 0.495%, 02/28/41	583
33		CDC Mortgage Capital Trust, Series 2003-HE3, Class M2, VAR, 2.818%, 11/25/33	26
500		Centex Home Equity Loan Trust, Series 2005-A, Class M1, VAR, 0.673%, 01/25/35	455
441		CHEC Loan Trust, Series 2004-2, Class M3, VAR, 1.443%, 04/25/34	337
150		Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	174
		CNH Equipment Trust,
32		Series 2011-A, Class A3, 1.200%, 05/16/16	32
96		Series 2012-D, Class A3, 0.650%, 04/16/18	96
130		Series 2013-A, Class A3, 0.690%, 06/15/18	129

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
	Countrywide Asset-Backed Certificates,
600	Series 2003-BC1, Class A1, VAR, 0.993%, 03/25/33	540
445	Series 2004-BC1, Class M3, VAR, 2.293%, 10/25/33	414
785	Series 2004-SD2, Class M1, VAR, 0.813%, 06/25/33 (e)	755
98	Series 2005-14, Class 3A2, VAR, 0.433%, 04/25/36	97
	Credit Suisse First Boston Mortgage Securities Corp.,
38	Series 2002-HE4, Class AF, 5.510%, 08/25/32	42
42	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	44
	Credit-Based Asset Servicing and Securitization LLC,
421	Series 2005-CB4, Class AF4, SUB, 5.028%, 07/25/35	418
397	Series 2005-CB5, Class AF2, SUB, 4.579%, 08/25/35	404
1,051	Equity One Mortgage Pass-Through Trust, Series 2003-1, Class M1, VAR, 4.860%, 07/25/33	1,042
106	Fifth Third Auto Trust, Series 2013-A, Class A3, 0.610%, 09/15/17	105
132	First Franklin Mortgage Loan Trust, Series 2004-FF10, Class A3, VAR, 0.733%, 09/25/34	132
	Ford Credit Auto Owner Trust,
51	Series 2011-B, Class A3, 0.840%, 06/15/15	51
67	Series 2013-B, Class A3, 0.570%, 10/15/17	66
420	GSAMP Trust, Series 2005-SEA2, Class A1, VAR, 0.543%, 01/25/45 (e)	403
	Home Equity Asset Trust,
255	Series 2004-6, Class M2, VAR, 1.093%, 12/25/34	233
709	Series 2005-7, Class 2A4, VAR, 0.573%, 01/25/36	678
	Honda Auto Receivables Owner Trust,
60	Series 2011-1, Class A4, 1.800%, 04/17/17	61
39	Series 2012-1, Class A4, 0.970%, 04/16/18	39
121	Series 2013-1, Class A3, 0.480%, 11/21/16	120
59	Series 2013-2, Class A3, 0.530%, 02/16/17	59
83	Huntington Auto Trust, Series 2012-2, Class A3, 0.510%, 04/17/17	83
	Hyundai Auto Receivables Trust,
65	Series 2010-B, Class A4, 1.630%, 03/15/17	66
57	Series 2011-B, Class A4, 1.650%, 02/15/17	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
212	Series 2013-A, Class A3, 0.560%, 07/17/17	211
104	Series 2013-B, Class A3, 0.710%, 09/15/17	104
	John Deere Owner Trust,
23	Series 2011-A, Class A3, 1.290%, 01/15/16	24
120	Series 2013-A, Class A3, 0.600%, 03/15/17	119
706	Lehman XS Trust, Series 2005-5N, Class 3A1A, VAR, 0.493%, 11/25/35	576
	Long Beach Mortgage Loan Trust,
536	Series 2001-2, Class M1, VAR, 1.033%, 07/25/31	460
257	Series 2003-4, Class M2, VAR, 2.818%, 08/25/33	236
408	Series 2004-1, Class M3, VAR, 1.243%, 02/25/34	370
	Mastr Asset-Backed Securities Trust,
440	Series 2002-OPT1, Class M3, VAR, 3.718%, 11/25/32	452
117	Series 2004-OPT1, Class M2, VAR, 1.843%, 02/25/34	97
60	Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A3, 0.590%, 02/15/16	60
	Mercedes-Benz Auto Receivables Trust,
2	Series 2010-1, Class A3, 1.420%, 08/15/14	2
34	Series 2011-1, Class A3, 0.850%, 03/16/15	34
913	Merrill Lynch Mortgage Investors Trust, Series 2002-NC1, Class M1, VAR, 1.243%, 05/25/33	844
	Morgan Stanley ABS Capital I, Inc. Trust,
446	Series 2004-NC2, Class M2, VAR, 1.993%, 12/25/33	350
92	Series 2005-HE1, Class M3, VAR, 0.973%, 12/25/34	76
	New Century Home Equity Loan Trust,
836	Series 2003-6, Class M1, VAR, 1.273%, 01/25/34	760
250	Series 2005-1, Class M1, VAR, 0.643%, 03/25/35	237
	Nissan Auto Receivables Owner Trust,
83	Series 2012-A, Class A4, 1.000%, 07/16/18	83
98	Series 2013-A, Class A3, 0.500%, 05/15/17	98
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
552	Series 2003-2, Class M1, VAR, 1.168%, 04/25/33	463
673	Series 2003-5, Class A3, VAR, 1.093%, 08/25/33	613
1,359	Option One Mortgage Acceptance Loan Trust, Series 2004-2, Class M2, VAR, 1.768%, 05/25/34	1,199

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
370	Option One Mortgage Loan Trust, Series 2003-1, Class M2, VAR, 3.118%, 02/25/33	348
233	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.131%, 10/25/34	226
	RAMP Trust,
204	Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	210
785	Series 2004-RS9, Class MII1, VAR, 1.168%, 09/25/34	767
	RASC Trust,
442	Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	453
752	Series 2005-KS2, Class M1, VAR, 0.623%, 03/25/35	664
157	Series 2005-KS7, Class M1, VAR, 0.633%, 08/25/35	153
67	Series 2005-KS9, Class A3, VAR, 0.563%, 10/25/35	66
	Renaissance Home Equity Loan Trust,
1,401	Series 2003-2, Class A, VAR, 0.633%, 08/25/33	1,286
636	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	568
	Santander Drive Auto Receivables Trust,
100	Series 2011-1, Class B, 2.350%, 11/16/15	101
125	Series 2013-1, Class A3, 0.620%, 06/15/17	125
	Saxon Asset Securities Trust,
54	Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	55
654	Series 2003-2, Class M2, VAR, 2.818%, 06/25/33	561
41	Soundview Home Loan Trust, Series 2006-WF1, Class A2, SUB, 5.645%, 10/25/36	35
	Structured Asset Investment Loan Trust,
263	Series 2003-BC3, Class M1, VAR, 1.618%, 04/25/33	261
350	Series 2004-7, Class M1, VAR, 1.243%, 08/25/34	320
66	Series 2005-5, Class A9, VAR, 0.463%, 06/25/35	66
234	Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A1, VAR, 0.463%, 05/25/31 (e)	162
31	Toyota Auto Receivables 2013-A Owner Trust, Series 2013-A, Class A3, 0.550%, 01/17/17	31

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
84	Volkswagen Auto Loan Enhanced Trust, Series 2012-2, Class A3, 0.460%, 01/20/17	84

	Total Asset-Backed Securities (Cost $23,275)	24,983

Collateralized Mortgage Obligations — 5.5%
	Agency CMO — 3.9%
144	Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	154
291	Federal Home Loan Mortgage Corp.—Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	335
	Federal Home Loan Mortgage Corp. REMIC,
5	Series 1087, Class I, 8.500%, 06/15/21	6
5	Series 1136, Class H, 6.000%, 09/15/21	5
122	Series 1617, Class PM, 6.500%, 11/15/23	134
106	Series 1710, Class GH, 8.000%, 04/15/24	121
73	Series 1732, Class K, 6.500%, 05/15/24	81
97	Series 1843, Class Z, 7.000%, 04/15/26	108
118	Series 2033, Class K, 6.050%, 08/15/23	129
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,878
8	Series 2115, Class PE, 6.000%, 01/15/14	8
226	Series 2378, Class BD, 5.500%, 11/15/31	249
31	Series 2391, Class QR, 5.500%, 12/15/16	32
80	Series 2394, Class MC, 6.000%, 12/15/16	85
111	Series 2405, Class JF, 6.000%, 01/15/17	118
56	Series 2425, Class OB, 6.000%, 03/15/17	60
198	Series 2455, Class GK, 6.500%, 05/15/32	224
55	Series 2457, Class PE, 6.500%, 06/15/32	61
152	Series 2473, Class JZ, 6.500%, 07/15/32	170
15	Series 2503, Class TG, 5.500%, 09/15/17	16
16	Series 2508, Class AQ, 5.500%, 10/15/17	17
1	Series 2515, Class DE, 4.000%, 03/15/32	1
104	Series 2527, Class BP, 5.000%, 11/15/17	110
61	Series 2531, Class HN, 5.000%, 12/15/17	65
49	Series 2538, Class CB, 5.000%, 12/15/17	52
287	Series 2564, Class NK, 5.000%, 02/15/18	306
281	Series 2575, Class PE, 5.500%, 02/15/33	307
500	Series 2586, Class WG, 4.000%, 03/15/33	535
164	Series 2594, Class OL, 5.000%, 04/15/18	175
129	Series 2595, Class HO, 4.500%, 03/15/23	138
186	Series 2627, Class KM, 4.500%, 06/15/18	197
268	Series 2636, Class Z, 4.500%, 06/15/18	283
155	Series 2651, Class VZ, 4.500%, 07/15/18	164
77	Series 2657, Class ME, 5.000%, 10/15/22	80
400	Series 2663, Class VQ, 5.000%, 06/15/22	407

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Agency CMO — Continued
200	Series 2685, Class DT, 5.000%, 10/15/23	222
90	Series 2686, Class GC, 5.000%, 10/15/23	99
449	Series 2699, Class TC, 4.000%, 11/15/18	475
371	Series 2715, Class NG, 4.500%, 12/15/18	395
68	Series 2727, Class PE, 4.500%, 07/15/32	69
177	Series 2744, Class TU, 5.500%, 05/15/32	186
136	Series 2756, Class NA, 5.000%, 02/15/24	147
145	Series 2764, Class OE, 4.500%, 03/15/19	156
200	Series 2764, Class UG, 5.000%, 03/15/34	221
99	Series 2773, Class CD, 4.500%, 04/15/24	104
15	Series 2780, Class JA, 4.500%, 04/15/19	15
16	Series 2780, Class JG, 4.500%, 04/15/19	16
179	Series 2783, Class AT, 4.000%, 04/15/19	191
71	Series 2809, Class UC, 4.000%, 06/15/19	75
250	Series 2852, Class NY, 5.000%, 09/15/33	261
455	Series 2864, Class NB, 5.500%, 07/15/33	503
58	Series 2864, Class PE, 5.000%, 06/15/33	60
275	Series 2877, Class AD, 4.000%, 10/15/19	291
60	Series 2899, Class KB, 4.500%, 03/15/19	61
420	Series 2901, Class KB, 5.000%, 12/15/34	452
304	Series 2910, Class BE, 4.500%, 12/15/19	323
44	Series 2921, Class MD, 5.000%, 06/15/33	44
55	Series 2922, Class GA, 5.500%, 05/15/34	60
29	Series 2931, Class AM, 4.500%, 07/15/19	29
31	Series 2931, Class DC, 4.000%, 06/15/18	31
145	Series 2950, Class KZ, 4.500%, 03/15/20	158
196	Series 2988, Class TY, 5.500%, 06/15/25	216
125	Series 2989, Class TG, 5.000%, 06/15/25	136
37	Series 3000, Class PB, 3.900%, 01/15/23	38
500	Series 3028, Class ME, 5.000%, 02/15/34	527
235	Series 3031, Class AG, 5.000%, 02/15/34	243
144	Series 3036, Class ND, 5.000%, 05/15/34	149
69	Series 3064, Class OG, 5.500%, 06/15/34	72
66	Series 3077, Class TO, PO, 04/15/35	61
285	Series 3078, Class PD, 5.500%, 07/15/34	297
207	Series 3098, Class PE, 5.000%, 06/15/34	214
243	Series 3102, Class CE, 5.500%, 01/15/26	271
194	Series 3106, Class PD, 5.500%, 06/15/34	200
148	Series 3113, Class QD, 5.000%, 06/15/34	152
298	Series 3116, Class PD, 5.000%, 10/15/34	311
102	Series 3121, Class JD, 5.500%, 03/15/26	113
20	Series 3135, Class JC, 6.000%, 08/15/33	20
73	Series 3151, Class PD, 6.000%, 11/15/34	74
223	Series 3151, Class UC, 5.500%, 08/15/35	237
4	Series 3178, Class PC, 5.500%, 12/15/32	4

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5	Series 3184, Class PD, 5.500%, 07/15/34	5
32	Series 3200, Class PO, PO, 08/15/36	30
143	Series 3212, Class BK, 5.500%, 09/15/36	156
135	Series 3213, Class PE, 6.000%, 09/15/36	152
85	Series 3312, Class LB, 5.500%, 11/15/25	87
361	Series 3349, Class DP, 6.000%, 09/15/36	391
250	Series 3405, Class PE, 5.000%, 01/15/38	276
300	Series 3532, Class EB, 4.000%, 05/15/24	324
345	Series 3622, Class TA, 5.500%, 10/15/26	368
150	Series 3622, Class WA, 5.500%, 09/15/39	170
260	Series 3653, Class HJ, 5.000%, 04/15/40	280
120	Series 3680, Class LC, 4.500%, 06/15/40	125
145	Series 3688, Class GT, VAR, 7.178%, 11/15/46	175
175	Series 3747, Class HI, IO, 4.500%, 07/15/37	16
114	Series 3755, Class MU, 4.000%, 11/15/30	118
483	Series 3827, Class BM, 5.500%, 08/15/39	529
171	Series 3852, Class TP, IF, 5.500%, 05/15/41	179
300	Series 3874, Class DW, 3.500%, 06/15/21	327
350	Series 4219, Class JA, 3.500%, 08/15/39	369
8	Series 50, Class I, 8.000%, 06/15/20	9
291	Federal Home Loan Mortgage Corp. STRIPS, Series 279, Class F6, VAR, 0.642%, 09/15/42	293
146	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	177
	Federal National Mortgage Association REMIC,
8	Series 1990-7, Class B, 8.500%, 01/25/20	9
2	Series 1990-35, Class E, 9.500%, 04/25/20	3
7	Series 1990-76, Class G, 7.000%, 07/25/20	8
26	Series 1990-106, Class J, 8.500%, 09/25/20	30
4	Series 1991-73, Class A, 8.000%, 07/25/21	5
75	Series 1992-112, Class GB, 7.000%, 07/25/22	84
30	Series 1992-195, Class C, 7.500%, 10/25/22	34
114	Series 1998-37, Class VZ, 6.000%, 06/17/28	127
214	Series 1998-66, Class B, 6.500%, 12/25/28	235
86	Series 2002-19, Class PE, 6.000%, 04/25/17	90
172	Series 2002-24, Class AJ, 6.000%, 04/25/17	185
214	Series 2002-55, Class PG, 5.500%, 09/25/32	236

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
31	Series 2002-63, Class KC, 5.000%, 10/25/17	33
80	Series 2002-63, Class LB, 5.500%, 10/25/17	85
50	Series 2003-21, Class OU, 5.500%, 03/25/33	55
49	Series 2003-33, Class AC, 4.250%, 03/25/33	51
54	Series 2003-58, Class AD, 3.250%, 07/25/33	55
31	Series 2003-63, Class PE, 3.500%, 07/25/33	32
150	Series 2003-67, Class KE, 5.000%, 07/25/33	166
195	Series 2003-78, Class B, 5.000%, 08/25/23	213
324	Series 2003-81, Class LC, 4.500%, 09/25/18	345
223	Series 2003-83, Class PG, 5.000%, 06/25/23	238
110	Series 2003-110, Class WA, 4.000%, 08/25/33	116
252	Series 2003-122, Class TE, 5.000%, 12/25/22	262
244	Series 2003-131, Class CH, 5.500%, 01/25/34	270
433	Series 2004-36, Class PC, 5.500%, 02/25/34	468
156	Series 2005-5, Class CK, 5.000%, 01/25/35	166
95	Series 2005-18, Class EG, 5.000%, 03/25/25	104
24	Series 2005-23, Class TG, 5.000%, 04/25/35	26
124	Series 2005-29, Class WC, 4.750%, 04/25/35	135
238	Series 2005-38, Class TB, 6.000%, 11/25/34	265
273	Series 2005-44, Class PE, 5.000%, 07/25/33	278
182	Series 2005-58, Class EP, 5.500%, 07/25/35	202
178	Series 2005-68, Class BC, 5.250%, 06/25/35	195
163	Series 2005-70, Class KP, 5.000%, 06/25/35	173
39	Series 2005-118, Class PN, 6.000%, 01/25/32	39
334	Series 2006-45, Class NW, 5.500%, 01/25/35	344

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
114	Series 2007-65, Class KI, IF, IO, 6.427%, 07/25/37	15
400	Series 2008-65, Class CD, 4.500%, 08/25/23	428
79	Series 2008-68, Class VN, 5.500%, 03/25/27	80
260	Series 2009-15, Class AC, 5.500%, 03/25/29	287
217	Series 2009-19, Class TD, 5.000%, 08/25/36	231
78	Series 2009-37, Class KI, IF, IO, 5.807%, 06/25/39	9
157	Series 2009-50, Class PT, VAR, 6.041%, 05/25/37	172
77	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	11
138	Series 2009-86, Class OT, PO, 10/25/37	125
301	Series 2009-112, Class ST, IF, IO, 6.057%, 01/25/40	35
800	Series 2010-9, Class MB, 5.000%, 05/25/32	870
156	Series 2010-35, Class SB, IF, IO, 6.227%, 04/25/40	22
380	Series 2010-64, Class DM, 5.000%, 06/25/40	422
153	Series 2010-64, Class EH, 5.000%, 10/25/35	159
234	Series 2010-111, Class AE, 5.500%, 04/25/38	256
210	Series 2011-22, Class MA, 6.500%, 04/25/38	236
400	Series 2011-52, Class KB, 5.500%, 06/25/41	451
280	Series 2011-52, Class LB, 5.500%, 06/25/41	312
175	Series 2012-137, Class CF, VAR, 0.493%, 08/25/41	175
59	Series G92-35, Class E, 7.500%, 07/25/22	66
51	Federal National Mortgage Association STRIPS, Series 293, Class 1, PO, 12/01/24	47
	Government National Mortgage Association,
172	Series 2004-16, Class AE, 5.500%, 02/20/34	196
406	Series 2004-37, Class PE, 5.500%, 05/20/34	449
280	Series 2005-3, Class QB, 5.000%, 01/16/35	319
173	Series 2005-11, Class PL, 5.000%, 02/20/35	195

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
390	Series 2005-48, Class CY, 5.000%, 06/20/35	430
194	Series 2005-92, Class CD, 5.000%, 01/20/32	202
121	Series 2006-38, Class SG, IF, IO, 6.458%, 09/20/33	8
400	Series 2006-69, Class MB, 5.500%, 12/20/36	451
159	Series 2007-26, Class SW, IF, IO, 6.008%, 05/20/37	22
112	Series 2008-20, Class HC, 5.750%, 06/16/37	128
100	Series 2008-26, Class JP, 5.250%, 03/20/38	113
469	Series 2008-33, Class PB, 5.500%, 04/20/38	526
250	Series 2008-42, Class PB, 5.500%, 08/20/36	258
76	Series 2008-62, Class SA, IF, IO, 5.958%, 07/20/38	11
196	Series 2008-68, Class PQ, 5.500%, 04/20/38	213
250	Series 2008-71, Class PB, 6.000%, 07/20/37	263
163	Series 2008-76, Class US, IF, IO, 5.708%, 09/20/38	24
245	Series 2008-95, Class DS, IF, IO, 7.108%, 12/20/38	38
301	Series 2009-42, Class CD, 5.000%, 06/20/39	335
400	Series 2009-47, Class LT, 5.000%, 06/20/39	461
150	Series 2009-72, Class SM, IF, IO, 6.058%, 08/16/39	23
359	Series 2009-106, Class ST, IF, IO, 5.808%, 02/20/38	49
139	Series 2010-14, Class QP, 6.000%, 12/20/39	152
207	Series 2010-157, Class OP, PO, 12/20/40	167
205	Series 2010-158, Class EP, 4.500%, 12/16/40	223
128	Series 2011-97, Class WA, VAR, 6.084%, 11/20/38	144

		34,517

	Non-Agency CMO — 1.6%
	Alternative Loan Trust,
16	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
779	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	758
264	Series 2004-30CB, Class 3A1, 5.000%, 02/25/20	271
521	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	508
932	Series 2005-21CB, Class A17, 6.000%, 06/25/35	908
286	Series 2005-46CB, Class A1, 5.750%, 10/25/35	274
270	Series 2005-85CB, Class 2A2, 5.500%, 02/25/36	242
	Banc of America Alternative Loan Trust,
297	Series 2003-3, Class A5, 5.750%, 05/25/33	317
373	Series 2004-9, Class 4A1, 5.500%, 10/25/19	379
651	Series 2006-5, Class 3A1, 6.000%, 06/25/46	664
128	Banc of America Mortgage Trust, Series 2003-3, Class 1A7, 5.500%, 05/25/33	132
132	Bear Stearns ALT-A Trust, Series 2004-6, Class 1A, VAR, 0.833%, 07/25/34	125
268	CHL Mortgage Pass-Through Trust, Series 2005-21, Class A2, 5.500%, 10/25/35	262
101	Citicorp Mortgage Securities, Inc., Series 2004-4, Class A4, 5.500%, 06/25/34	105
47	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	50
62	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	64
64	CSMC, Series 2011-7R, Class A1, VAR, 1.444%, 08/28/47 (e)	64
430	First Horizon Mortgage Pass-Through Trust, Series 2006-3, Class 1A13, 6.250%, 11/25/36	437
	GSR Mortgage Loan Trust,
66	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	70
40	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	42
399	Series 2005-6F, 3A-17 Class Shares, 5.500%, 07/25/35	401
721	Impac CMB Trust, Series 2004-5, Class 1A1, VAR, 0.913%, 10/25/34	699
1,237	IndyMac INDX Mortgage Loan Trust, Series 2004-AR12, Class A1, VAR, 0.973%, 12/25/34	880

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	JP Morgan Mortgage Trust,
162	Series 2006-A2, Class 5A3, VAR, 2.888%, 11/25/33	161
84	Series 2007-A1, Class 5A5, VAR, 3.005%, 07/25/35	84
113	Lehman Mortgage Trust, Series 2006-1, Class 3A3, 5.500%, 02/25/36	112
	MASTR Alternative Loan Trust,
41	Series 2004-5, Class 5A1, 4.750%, 06/25/19	41
662	Series 2004-6, Class 7A1, 6.000%, 07/25/34	681
984	Series 2005-6, Class 1A2, 5.500%, 12/25/35	874
	MASTR Asset Securitization Trust,
10	Series 2003-11, Class 3A1, 4.500%, 12/25/18	10
58	Series 2003-11, Class 8A1, 5.500%, 12/25/33	61
63	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.313%, 08/22/36	63
	Merrill Lynch Mortgage Investors Trust,
73	Series 2003-F, Class A1, VAR, 0.833%, 10/25/28	71
79	Series 2004-B, Class A1, VAR, 0.693%, 05/25/29	75
	Morgan Stanley Mortgage Loan Trust,
115	Series 2004-3, Class 4A, VAR, 5.686%, 04/25/34	121
224	Series 2004-4, Class 2A, VAR, 6.350%, 09/25/34	235
	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates,
354	Series 2005-3, Class A1B, VAR, 0.453%, 07/25/35	352
1,167	Series 2005-3, Class APT, VAR, 0.483%, 07/25/35	1,110
41	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	41
37	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	38
21	RALI Trust, Series 2004-QS3, Class CB, 5.000%, 03/25/19	22
162	RFMSI Trust, Series 2007-S9, Class 2A1, 5.500%, 09/25/22	164
71	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	74

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Sequoia Mortgage Trust,
136	Series 2004-11, Class A1, VAR, 0.492%, 12/20/34	129
996	Series 2007-3, Class 1A1, VAR, 0.392%, 07/20/36	880
	Structured Asset Mortgage Investments II Trust,
60	Series 2003-AR4, Class A1, VAR, 0.892%, 01/19/34	57
242	Series 2005-AR2, Class 2A1, VAR, 0.423%, 05/25/45	197
24	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 4.590%, 12/25/33	24
122	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 2.241%, 12/25/44	120
	WaMu Mortgage Pass-Through Certificates,
50	Series 2003-AR9, Class 1A6, VAR, 2.429%, 09/25/33	50
23	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	24
	Wells Fargo Mortgage-Backed Securities Trust,
26	Series 2004-EE, Class 3A1, VAR, 2.889%, 12/25/34	27
256	Series 2004-P, Class 2A1, VAR, 2.614%, 09/25/34	256
113	Series 2005-1, Class B1, VAR, 4.936%, 01/25/20	108
63	Series 2006-AR10, Class 5A2, VAR, 2.613%, 07/25/36	55

		13,986

	Total Collateralized Mortgage Obligations (Cost $46,607)	48,503

Commercial Mortgage-Backed Securities — 0.5%
	Banc of America Commercial Mortgage Trust,
300	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	333
150	Series 2006-4, Class A4, 5.634%, 07/10/46	164
100	Series 2006-5, Class A4, 5.414%, 09/10/47	110
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
100	Series 2005-3, Class A4, 4.668%, 07/10/43	106
100	Series 2005-3, Class AM, 4.727%, 07/10/43	104
50	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	54
160	Series 2005-6, Class ASB, VAR, 5.358%, 09/10/47	162
100	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	94

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
100	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW11, Class A4, VAR, 5.611%, 03/11/39	109
140	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	152
	Federal National Mortgage Association-ACES,
260	Series 2011-M2, Class A2, 3.645%, 07/25/21	273
400	Series 2011-M4, Class A2, 3.726%, 06/25/21	419
188	Series 2013-M7, Class A2, 2.280%, 12/27/22	175
150	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	155
200	GS Mortgage Securities Corp. II Commercial Mortgage Pass-Through Certificates, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	206
122	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	122
200	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class AJ, VAR, 5.541%, 08/12/37	211
	LB-UBS Commercial Mortgage Trust,
213	Series 2004-C2, Class A4, 4.367%, 03/15/36	217
200	Series 2007-C2, Class A3, 5.430%, 02/15/40	219
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.872%, 05/12/39	110
3,693	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.228%, 12/12/49 (e)	45
	Morgan Stanley Capital I Trust,
185	Series 2006-HQ9, Class A4, VAR, 5.731%, 07/12/44	205
7,747	Series 2007-HQ11, Class X, IO, VAR, 0.400%, 02/12/44 (e)	42
121	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.526%, 08/15/39	126
114	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 04/10/46	109
	WFRBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	525

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	198

	Total Commercial Mortgage-Backed Securities (Cost $4,642)	4,745

Corporate Bonds — 7.0%
	Consumer Discretionary — 0.6%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
60	4.250%, 03/01/21	63
125	5.000%, 03/30/20	137

		200

	Automobiles — 0.1%
	Daimler Finance North America LLC,
170	1.875%, 01/11/18 (e)	166
100	6.500%, 11/15/13 (m)	102
102	8.500%, 01/18/31	144
45	Ford Motor Co., 4.750%, 01/15/43	40
97	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	94

		546

	Distributors — 0.0% (g)
115	Glencore Funding LLC, 1.700%, 05/27/16 (e)	112

	Household Durables — 0.0% (g)
33	Newell Rubbermaid, Inc., 4.700%, 08/15/20	35

	Internet & Catalog Retail — 0.0% (g)
135	Amazon.com, Inc., 2.500%, 11/29/22	123

	Media — 0.4%
	CBS Corp.,
105	1.950%, 07/01/17	104
120	7.875%, 07/30/30	153
	Comcast Corp.,
50	3.125%, 07/15/22	49
20	4.500%, 01/15/43	19
85	4.650%, 07/15/42	81
145	4.950%, 06/15/16	161
35	6.400%, 03/01/40	42
100	6.450%, 03/15/37	119
25	COX Communications, Inc., 8.375%, 03/01/39 (e)	34
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
215	5.150%, 03/15/42	192
150	6.000%, 08/15/40	150

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
	Discovery Communications LLC,
47	4.375%, 06/15/21	49
35	4.875%, 04/01/43	33
100	NBCUniversal Enterprise, Inc., 1.662%, 04/15/18 (e)	97
	NBCUniversal Media LLC,
200	2.875%, 01/15/23	190
60	4.375%, 04/01/21	65
95	5.150%, 04/30/20	108
	News America, Inc.,
50	6.150%, 02/15/41	55
250	6.750%, 01/09/38	277
90	6.900%, 08/15/39	106
	Thomson Reuters Corp., (Canada),
88	4.500%, 05/23/43	78
150	5.850%, 04/15/40	162
	Time Warner Cable, Inc.,
110	4.500%, 09/15/42	85
65	5.500%, 09/01/41	57
15	5.875%, 11/15/40	14
125	7.300%, 07/01/38	136
150	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	177
	Time Warner, Inc.,
250	4.750%, 03/29/21	269
150	6.500%, 11/15/36	170
250	7.625%, 04/15/31 (m)	315
	Viacom, Inc.,
33	3.250%, 03/15/23	31
17	3.875%, 12/15/21	17
85	4.375%, 03/15/43 (e)	72

		3,667

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
50	4.300%, 02/15/43	43
16	5.125%, 01/15/42	15
28	5.900%, 12/01/16	32
150	7.450%, 07/15/17	180
47	7.875%, 07/15/15	53
	Target Corp.,
35	4.000%, 07/01/42	32
150	6.350%, 11/01/32	185

		540

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Specialty Retail — 0.0% (g)
65	Home Depot, Inc. (The), 4.200%, 04/01/43	62
150	Lowe’s Cos., Inc., 5.125%, 11/15/41	155

		217

	Total Consumer Discretionary	5,440

	Consumer Staples — 0.5%
	Beverages — 0.2%
100	Anheuser-Busch Cos. LLC, 7.550%, 10/01/30	133
30	Anheuser-Busch InBev Finance, Inc., 4.000%, 01/17/43	27
	Anheuser-Busch InBev Worldwide, Inc.,
45	1.500%, 07/14/14 (m)	45
115	2.500%, 07/15/22	107
285	5.375%, 01/15/20	329
179	Coca-Cola Co. (The), 1.150%, 04/01/18	174
60	Diageo Capital plc, (United Kingdom), 2.625%, 04/29/23	56
160	PepsiCo, Inc., 2.750%, 03/01/23	151
400	SABMiller Holdings, Inc., 2.450%, 01/15/17 (e)	406

		1,428

	Food & Staples Retailing — 0.1%
	CVS Caremark Corp.,
100	4.125%, 05/15/21	106
90	5.750%, 05/15/41	101
52	CVS Pass-Through Trust, 6.943%, 01/10/30	62
	Kroger Co. (The),
25	5.400%, 07/15/40	25
150	6.400%, 08/15/17	173
	Wal-Mart Stores, Inc.,
170	4.000%, 04/11/43	155
65	5.000%, 10/25/40	69
135	5.250%, 09/01/35	146

		837

	Food Products — 0.1%
120	Archer-Daniels-Midland Co., 5.765%, 03/01/41	133
100	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	124
100	Cargill, Inc., 3.300%, 03/01/22 (e)	98
	ConAgra Foods, Inc.,
65	3.200%, 01/25/23	62
95	4.650%, 01/25/43	88
	Kellogg Co.,
66	3.250%, 05/21/18	69
100	7.450%, 04/01/31	129

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
	Kraft Foods Group, Inc.,
130	1.625%, 06/04/15	131
250	3.500%, 06/06/22	248
100	6.875%, 01/26/39	121
155	Mondelez International, Inc., 5.375%, 02/10/20	174

		1,377

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
100	2.400%, 06/01/23	93
100	6.625%, 08/01/37	131

		224

	Tobacco — 0.1%
	Altria Group, Inc.,
170	2.850%, 08/09/22	157
95	4.250%, 08/09/42	81
120	4.750%, 05/05/21	129
	B.A.T. International Finance plc, (United Kingdom),
130	1.400%, 06/05/15 (e)	131
15	3.250%, 06/07/22 (e)	15
	Philip Morris International, Inc.,
80	4.125%, 03/04/43	71
120	4.375%, 11/15/41	109

		693

	Total Consumer Staples	4,559

	Energy — 0.6%
	Energy Equipment & Services — 0.0% (g)
125	Halliburton Co., 8.750%, 02/15/21	167
50	Nabors Industries, Inc., 4.625%, 09/15/21	49
100	Noble Holding International Ltd., (Cayman Islands), 5.250%, 03/15/42	89
	Transocean, Inc., (Cayman Islands),
10	3.800%, 10/15/22	10
65	6.375%, 12/15/21	73
50	6.500%, 11/15/20	56

		444

	Oil, Gas & Consumable Fuels — 0.6%
50	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	59
	Anadarko Petroleum Corp.,
125	5.950%, 09/15/16	140
85	6.375%, 09/15/17	98

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
150	ANR Pipeline Co., 9.625%, 11/01/21 (m)	212
	Apache Corp.,
40	4.250%, 01/15/44	36
35	4.750%, 04/15/43	33
	BP Capital Markets plc, (United Kingdom),
40	1.375%, 11/06/17	39
140	1.846%, 05/05/17	140
141	2.750%, 05/10/23	130
40	3.200%, 03/11/16	42
185	3.245%, 05/06/22	180
	Canadian Natural Resources Ltd., (Canada),
105	5.700%, 05/15/17	119
150	6.250%, 03/15/38	168
65	Canadian Oil Sands Ltd., (Canada), 6.000%, 04/01/42 (e)	67
	Cenovus Energy, Inc., (Canada),
55	3.000%, 08/15/22	52
60	4.450%, 09/15/42	54
100	6.750%, 11/15/39	120
	Chevron Corp.,
120	1.718%, 06/24/18	119
71	3.191%, 06/24/23	70
170	ConocoPhillips, 6.500%, 02/01/39	214
	Devon Energy Corp.,
135	1.875%, 05/15/17	133
30	3.250%, 05/15/22	29
50	Encana Corp., (Canada), 6.625%, 08/15/37	56
	Energy Transfer Partners LP,
15	3.600%, 02/01/23	14
155	6.050%, 06/01/41	157
175	EOG Resources, Inc., 2.625%, 03/15/23	164
200	Kerr-McGee Corp., 7.875%, 09/15/31	250
	Kinder Morgan Energy Partners LP,
85	3.950%, 09/01/22	84
170	5.000%, 03/01/43	160
20	6.850%, 02/15/20	24
150	Magellan Midstream Partners LP, 4.250%, 02/01/21	158
135	Marathon Oil Corp., 6.600%, 10/01/37	161
68	Marathon Petroleum Corp., 6.500%, 03/01/41	78
42	Petrobras Global Finance B.V., (Netherlands), 4.375%, 05/20/23	38
155	Phillips 66, 4.300%, 04/01/22	160
	Shell International Finance B.V., (Netherlands),
110	2.250%, 01/06/23	101

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
125	2.375%, 08/21/22	116
30	5.500%, 03/25/40	35
	Spectra Energy Capital LLC,
89	3.300%, 03/15/23	80
100	8.000%, 10/01/19	127
150	Statoil ASA, (Norway), 3.950%, 05/15/43	136
	Suncor Energy, Inc., (Canada),
170	6.100%, 06/01/18	198
75	6.500%, 06/15/38	87
	Talisman Energy, Inc., (Canada),
75	5.850%, 02/01/37	77
75	6.250%, 02/01/38	80
71	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	66
	Total Capital International S.A., (France),
110	1.550%, 06/28/17	109
65	2.700%, 01/25/23	61
118	Total Capital S.A., (France), 4.125%, 01/28/21	126

		5,157

	Total Energy	5,601

	Financials — 2.6%
	Capital Markets — 0.5%
	Bank of New York Mellon Corp. (The),
100	2.950%, 06/18/15	104
95	3.550%, 09/23/21	97
100	4.150%, 02/01/21	106
100	BlackRock, Inc., 6.250%, 09/15/17	118
	Credit Suisse USA, Inc.,
150	5.125%, 08/15/15	162
100	7.125%, 07/15/32	132
120	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	126
	Goldman Sachs Group, Inc. (The),
10	2.375%, 01/22/18	10
210	3.300%, 05/03/15	216
355	3.625%, 01/22/23	340
225	4.750%, 07/15/13 (m)	225
175	6.250%, 02/01/41	198
45	6.750%, 10/01/37	46
100	7.500%, 02/15/19	119
100	Jefferies Group LLC, 8.500%, 07/15/19	120
	Macquarie Group Ltd., (Australia),
80	6.250%, 01/14/21 (e)	85
100	7.300%, 08/01/14 (e)	105

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
	Morgan Stanley,
65	1.750%, 02/25/16	65
42	3.750%, 02/25/23	40
300	4.750%, 03/22/17	318
20	5.500%, 07/28/21	22
100	5.550%, 04/27/17	108
125	5.625%, 09/23/19	134
500	5.750%, 10/18/16	552
80	6.375%, 07/24/42	89
70	6.625%, 04/01/18	79
47	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	54
116	State Street Corp., 3.100%, 05/15/23	109
150	UBS AG, (Switzerland), 5.750%, 04/25/18	173

		4,052

	Commercial Banks — 0.7%
	Bank of Montreal, (Canada),
190	1.450%, 04/09/18	183
100	2.550%, 11/06/22	93
	Bank of Nova Scotia, (Canada),
49	3.400%, 01/22/15	51
150	4.375%, 01/13/21	164
150	Barclays Bank plc, (United Kingdom), 5.200%, 07/10/14 (m)	157
	BB&T Corp.,
83	2.050%, 06/19/18	82
63	5.700%, 04/30/14 (m)	65
60	BNP Paribas S.A., (France), 5.000%, 01/15/21	64
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
35	2.125%, 10/13/15	36
120	4.500%, 01/11/21	126
245	Credit Suisse, (Switzerland), 5.400%, 01/14/20	265
250	Discover Bank, 2.000%, 02/21/18	242
200	DNB Bank ASA, (Norway), 3.200%, 04/03/17 (e)	207
200	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	205
115	Fifth Third Bancorp, 8.250%, 03/01/38	146
	HSBC Bank plc, (United Kingdom),
205	4.125%, 08/12/20 (e)	215
300	4.750%, 01/19/21 (e)	327
312	HSBC Holdings plc, (United Kingdom), 5.100%, 04/05/21	343

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
200	Nordea Bank AB, (Sweden), 3.125%, 03/20/17 (e)	206
250	PNC Bank N.A., 2.950%, 01/30/23	231
75	PNC Financial Services Group, Inc. (The), VAR, 4.850%, 06/01/23	70
110	Royal Bank of Canada, (Canada), 0.850%, 03/08/16	109
200	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	195
100	SunTrust Bank, 5.000%, 09/01/15	107
105	Svenska Handelsbanken AB, (Sweden), 4.875%, 06/10/14 (e) (m)	109
400	Swedbank AB, (Sweden), 2.125%, 09/29/17 (e)	398
120	Toronto-Dominion Bank (The), (Canada), 1.400%, 04/30/18	116
	U.S. Bancorp,
135	2.950%, 07/15/22	125
67	4.125%, 05/24/21	72
50	UnionBanCal Corp., 5.250%, 12/16/13 (m)	51
200	Wachovia Corp., 5.750%, 02/01/18	230
	Wells Fargo & Co.,
105	1.500%, 01/16/18	102
155	3.450%, 02/13/23	148
630	SUB, 3.676%, 06/15/16	673
135	VAR, 7.980%, 03/15/18	153

		6,066

	Consumer Finance — 0.3%
	American Express Co.,
105	1.550%, 05/22/18	102
250	7.000%, 03/19/18	301
150	American Honda Finance Corp., 7.625%, 10/01/18 (e)	188
300	Capital One Bank USA N.A., 3.375%, 02/15/23	284
115	Capital One Financial Corp., 4.750%, 07/15/21	121
	Ford Motor Credit Co. LLC,
220	1.700%, 05/09/16	216
270	2.750%, 05/15/15	274
400	3.000%, 06/12/17	401
	General Motors Financial Co., Inc.,
65	2.750%, 05/15/16 (e)	64
20	3.250%, 05/15/18 (e)	19
15	4.250%, 05/15/23 (e)	14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Finance — Continued
	Toyota Motor Credit Corp.,
215	0.800%, 05/17/16	214
200	2.625%, 01/10/23	186

		2,384

	Diversified Financial Services — 0.6%
	Bank of America Corp.,
140	1.500%, 10/09/15	140
580	2.000%, 01/11/18	562
155	3.300%, 01/11/23	147
50	3.750%, 07/12/16	52
80	3.875%, 03/22/17	84
30	5.000%, 05/13/21	32
100	5.420%, 03/15/17	107
130	5.625%, 07/01/20	143
80	5.650%, 05/01/18	89
500	7.625%, 06/01/19	601
145	VAR, 8.000%, 01/30/18 (x)	161
	Citigroup, Inc.,
335	1.750%, 05/01/18	320
36	4.587%, 12/15/15	39
444	5.000%, 09/15/14	461
50	5.375%, 08/09/20	55
130	5.875%, 05/29/37	141
200	8.500%, 05/22/19	252
200	VAR, 0.544%, 06/09/16	193
85	VAR, 5.350%, 05/15/23 (x)	80
65	CME Group, Inc., 5.750%, 02/15/14 (m)	67
	General Electric Capital Corp.,
135	1.625%, 04/02/18	132
110	4.375%, 09/16/20	116
200	4.625%, 01/07/21	214
150	5.625%, 05/01/18	172
320	5.875%, 01/14/38	352
210	6.750%, 03/15/32	252
100	VAR, 6.250%, 12/15/22 (x)	106
	ING U.S., Inc.,
305	2.900%, 02/15/18 (e)	306
50	VAR, 5.650%, 05/15/53 (e)	47
250	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	265

		5,688

	Insurance — 0.3%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14 (m)	105
83	Aflac, Inc., 3.625%, 06/15/23 (m)	81

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
	Allstate Corp. (The),
61	3.150%, 06/15/23	59
50	4.500%, 06/15/43	49
	American International Group, Inc.,
90	4.875%, 06/01/22	96
325	6.400%, 12/15/20	377
	Aon Corp.,
53	3.125%, 05/27/16	55
28	6.250%, 09/30/40	33
155	Berkshire Hathaway Finance Corp., 3.000%, 05/15/22	150
30	Berkshire Hathaway, Inc., 4.500%, 02/11/43	28
	CNA Financial Corp.,
15	5.850%, 12/15/14	16
30	5.875%, 08/15/20	34
100	6.500%, 08/15/16	113
	Hartford Financial Services Group, Inc.,
30	5.125%, 04/15/22	33
65	6.625%, 03/30/40	77
100	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	105
25	Lincoln National Corp., 4.850%, 06/24/21	27
90	Markel Corp., 3.625%, 03/30/23	86
	MetLife, Inc.,
75	4.125%, 08/13/42	67
100	4.750%, 02/08/21	109
	Metropolitan Life Global Funding I,
100	1.500%, 01/10/18 (e)	97
100	3.125%, 01/11/16 (e)	104
100	New York Life Global Funding, 5.375%, 09/15/13 (e) (m)	101
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	66
100	Principal Life Income Funding Trusts, 5.100%, 04/15/14 (m)	104
195	Prudential Financial, Inc., 5.800%, 11/16/41	210
25	Swiss Re Treasury U.S. Corp., 4.250%, 12/06/42 (e)	22
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	100

		2,504

	Real Estate Investment Trusts (REITs) — 0.2%
100	American Tower Corp., 3.500%, 01/31/23	92
	Boston Properties LP,
130	3.800%, 02/01/24	128

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Real Estate Investment Trusts (REITs) — Continued
135	3.850%, 02/01/23	132
	Camden Property Trust,
70	4.875%, 06/15/23	74
64	5.700%, 05/15/17	71
60	CommonWealth REIT, 6.650%, 01/15/18	65
30	Duke Realty LP, 6.750%, 03/15/20	34
	ERP Operating LP,
15	3.000%, 04/15/23	14
168	4.625%, 12/15/21	178
	HCP, Inc.,
44	2.625%, 02/01/20	41
30	3.150%, 08/01/22	28
175	5.375%, 02/01/21	190
115	Kimco Realty Corp., 3.125%, 06/01/23	106
45	Liberty Property LP, 3.375%, 06/15/23	42
	Simon Property Group LP,
85	2.750%, 02/01/23	78
17	5.650%, 02/01/20	19
100	6.125%, 05/30/18	118
200	Ventas Realty LP/Ventas Capital Corp., 4.250%, 03/01/22	202
100	WEA Finance LLC/WT Finance Aust Pty Ltd., 6.750%, 09/02/19 (e)	118

		1,730

	Thrifts & Mortgage Finance — 0.0% (g)
190	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	198

	Total Financials	22,622

	Health Care — 0.5%
	Biotechnology — 0.1%
	Amgen, Inc.,
150	4.100%, 06/15/21	157
40	4.950%, 10/01/41	39
65	5.650%, 06/15/42	69
100	Celgene Corp., 3.950%, 10/15/20	104
135	Gilead Sciences, Inc., 4.500%, 04/01/21	146

		515

	Health Care Equipment & Supplies — 0.0% (g)
90	Baxter International, Inc., 1.850%, 06/15/18	89
45	St. Jude Medical, Inc., 4.750%, 04/15/43	42

		131

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 0.2%
	Aetna, Inc.,
45	2.750%, 11/15/22	42
50	4.500%, 05/15/42	46
80	AmerisourceBergen Corp., 3.500%, 11/15/21	81
55	Cardinal Health, Inc., 4.600%, 03/15/43	50
155	Cigna Corp., 4.000%, 02/15/22	159
100	Coventry Health Care, Inc., 5.450%, 06/15/21	111
	Express Scripts Holding Co.,
120	3.125%, 05/15/16	125
175	4.750%, 11/15/21	187
60	Humana, Inc., 4.625%, 12/01/42	54
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	121
	UnitedHealth Group, Inc.,
30	2.750%, 02/15/23	28
200	2.875%, 03/15/23	188
140	3.950%, 10/15/42	120
50	WellPoint, Inc., 4.625%, 05/15/42	46

		1,358

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
110	1.200%, 11/06/15 (e) (m)	110
135	1.750%, 11/06/17 (e) (m)	132
55	4.400%, 11/06/42 (e) (m)	51
	Actavis, Inc.,
55	1.875%, 10/01/17	54
100	3.250%, 10/01/22	93
	Bristol-Myers Squibb Co.,
35	2.000%, 08/01/22	32
15	3.250%, 08/01/42	12
	GlaxoSmithKline Capital plc, (United Kingdom),
125	1.500%, 05/08/17	124
165	2.850%, 05/08/22	158
	GlaxoSmithKline Capital, Inc.,
104	2.800%, 03/18/23	99
40	4.200%, 03/18/43	37
	Merck & Co., Inc.,
63	2.800%, 05/18/23	60
75	3.600%, 09/15/42	65
75	4.150%, 05/18/43	71
	Mylan, Inc.,
30	1.800%, 06/24/16 (e)	30
295	2.600%, 06/24/18 (e)	292
20	3.125%, 01/15/23 (e)	18

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Pharmaceuticals —Continued
100	7.875%, 07/15/20 (e)	116
120	Sanofi, (France), 1.250%, 04/10/18	116
	Teva Pharmaceutical Finance Co. B.V., (Netherlands),
75	2.950%, 12/18/22	70
90	3.650%, 11/10/21	90
19	Zoetis, Inc., 1.875%, 02/01/18 (e)	19

		1,849

	Total Health Care	3,853

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
50	Boeing Co. (The), 6.625%, 02/15/38	64
100	Honeywell International, Inc., 4.250%, 03/01/21	110
	Lockheed Martin Corp.,
140	2.125%, 09/15/16	143
75	4.070%, 12/15/42	65
200	4.250%, 11/15/19	218
	United Technologies Corp.,
100	4.500%, 06/01/42	99
180	5.400%, 05/01/35	200

		899

	Airlines — 0.1%
35	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	35
21	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	22
88	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	97
103	Delta Air Lines 2007-1 Class A Pass-Through Trust, 6.821%, 08/10/22	117
16	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	17
14	Delta Air Lines, 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	15
43	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	47
65	U.S. Airways, 2013-1 Class A Pass-Through Trust, 3.950%, 11/15/25	62

		412

	Commercial Services & Supplies — 0.0% (g)
100	Republic Services, Inc., 6.086%, 03/15/35	110

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
	Waste Management, Inc.,
37	4.600%, 03/01/21	40
100	4.750%, 06/30/20	108

		258

	Electrical Equipment — 0.1%
	Eaton Corp.,
200	1.500%, 11/02/17 (e)	194
160	4.000%, 11/02/32 (e)	150
40	4.150%, 11/02/42 (e)	36

		380

	Industrial Conglomerates — 0.1%
	Danaher Corp.,
61	3.900%, 06/23/21	65
100	5.400%, 03/01/19	116
	General Electric Co.,
400	2.700%, 10/09/22	379
35	4.125%, 10/09/42	33
180	5.250%, 12/06/17	203
40	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	46
120	Koninklijke Philips N.V., (Netherlands), 3.750%, 03/15/22	120

		962

	Machinery — 0.0% (g)
	Caterpillar, Inc.,
66	3.803%, 08/15/42	57
100	3.900%, 05/27/21	105

		162

	Road & Rail — 0.2%
	Burlington Northern Santa Fe LLC,
190	3.050%, 09/01/22	183
500	4.100%, 06/01/21	527
40	5.050%, 03/01/41	41
25	5.750%, 05/01/40	28
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	257
63	Canadian Pacific Railway Co., (Canada), 7.125%, 10/15/31	78
	CSX Corp.,
85	4.100%, 03/15/44	74
150	7.375%, 02/01/19	185
35	ERAC USA Finance LLC, 4.500%, 08/16/21 (e)	36
391	Norfolk Southern Corp., 4.837%, 10/01/41	390

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Road & Rail — Continued
	Ryder System, Inc.,
43	3.500%, 06/01/17	44
20	3.600%, 03/01/16	21

		1,864

	Transportation Infrastructure — 0.0% (g)
200	Heathrow Funding Ltd., (United Kingdom), 2.500%, 06/25/15 (e)	203

	Total Industrials	5,140

	Information Technology — 0.2%
	Communications Equipment — 0.0% (g)
65	Cisco Systems, Inc., 5.500%, 01/15/40	74

	Computers & Peripherals — 0.1%
195	Apple, Inc., 3.850%, 05/04/43	173
82	EMC Corp., 2.650%, 06/01/20	81

		254

	Electronic Equipment, Instruments & Components — 0.0% (g)
150	Arrow Electronics, Inc., 6.000%, 04/01/20	162

	Internet Software & Services — 0.0% (g)
100	eBay, Inc., 3.250%, 10/15/20	102

	IT Services — 0.0% (g)
180	International Business Machines Corp., 1.250%, 02/08/18	175

	Office Electronics — 0.0% (g)
100	Xerox Corp., 5.625%, 12/15/19	111

	Semiconductors & Semiconductor Equipment — 0.0% (g)
92	Texas Instruments, Inc., 2.375%, 05/16/16	95

	Software — 0.1%
	Microsoft Corp.,
175	3.500%, 11/15/42	150
160	3.750%, 05/01/43	143
440	Oracle Corp., 2.500%, 10/15/22	406

		699

	Total Information Technology	1,672

	Materials — 0.2%
	Chemicals — 0.1%
	Dow Chemical Co. (The),
185	4.125%, 11/15/21	189
38	4.250%, 11/15/20	40

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
89	E.I. du Pont de Nemours & Co., 4.150%, 02/15/43	85
160	PPG Industries, Inc., 7.400%, 08/15/19	194
150	Union Carbide Corp., 7.750%, 10/01/96	170

		678

	Construction Materials — 0.0% (g)
44	CRH America, Inc., 6.000%, 09/30/16	50

	Metals & Mining — 0.1%
	Barrick Gold Corp., (Canada),
135	5.250%, 04/01/42	104
100	6.950%, 04/01/19	106
90	Barrick North America Finance LLC, 5.700%, 05/30/41	73
200	Freeport-McMoRan Copper & Gold, Inc., 3.875%, 03/15/23 (e)	181
	Rio Tinto Finance USA Ltd., (Australia),
150	2.500%, 05/20/16	154
100	4.125%, 05/20/21	102
35	8.950%, 05/01/14 (m)	37
40	Rio Tinto Finance USA plc, (United Kingdom), 1.375%, 06/17/16	40
	Vale Overseas Ltd., (Cayman Islands),
30	4.375%, 01/11/22	28
160	4.625%, 09/15/20	158
	Xstrata Finance Canada Ltd., (Canada),
25	4.000%, 10/25/22 (e)	22
60	6.000%, 11/15/41 (e)	54

		1,059

	Paper & Forest Products — 0.0% (g)
105	International Paper Co., 6.000%, 11/15/41	112

	Total Materials	1,899

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.2%
505	AT&T, Inc., 4.300%, 12/15/42 (m)	440
100	British Telecommunications plc, (United Kingdom), 9.625%, 12/15/30	151
	Deutsche Telekom International Finance B.V., (Netherlands),
355	2.250%, 03/06/17 (e)	357
100	6.750%, 08/20/18	120
125	France Telecom S.A., (France), 5.375%, 01/13/42	124
98	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14 (m)	101

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
	Telefonica Emisiones S.A.U., (Spain),
160	4.570%, 04/27/23	153
100	6.221%, 07/03/17	109
	Verizon Communications, Inc.,
70	2.450%, 11/01/22	64
180	3.850%, 11/01/42	149
105	4.600%, 04/01/21	114
70	6.350%, 04/01/19	83

		1,965

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
200	2.375%, 09/08/16	202
200	3.125%, 07/16/22	184
100	5.000%, 10/16/19	108
100	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	103
	Vodafone Group plc, (United Kingdom),
70	4.375%, 02/19/43	63
125	5.625%, 02/27/17	139
50	6.150%, 02/27/37	55

		854

	Total Telecommunication Services	2,819

	Utilities — 0.9%
	Electric Utilities — 0.6%
200	Alabama Power Co., 3.850%, 12/01/42	175
100	Appalachian Power Co., 4.600%, 03/30/21	108
150	Arizona Public Service Co., 4.500%, 04/01/42	144
	Baltimore Gas & Electric Co.,
65	2.800%, 08/15/22	62
55	3.350%, 07/01/23	53
190	Commonwealth Edison Co., 3.400%, 09/01/21	194
80	Duke Energy Carolinas LLC, 4.300%, 06/15/20	87
	Duke Energy Corp.,
132	3.050%, 08/15/22	126
130	5.050%, 09/15/19	145
175	Duke Energy Progress, Inc., 4.100%, 03/15/43	160
100	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	104
	Entergy Arkansas, Inc.,
15	3.050%, 06/01/23	14
140	3.750%, 02/15/21	147
50	Florida Power & Light Co., 5.950%, 10/01/33	61

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
	Georgia Power Co.,
145	3.000%, 04/15/16	152
100	4.300%, 03/15/43	91
35	Great Plains Energy, Inc., 4.850%, 06/01/21	37
100	Indiana Michigan Power Co., 7.000%, 03/15/19	120
200	Kansas City Power & Light Co., 5.300%, 10/01/41	203
210	LG&E and KU Energy LLC, 2.125%, 11/15/15	215
100	MidAmerican Energy Holdings Co., 5.750%, 04/01/18	116
	Nevada Power Co.,
34	5.450%, 05/15/41	38
50	6.500%, 08/01/18	60
	Nisource Finance Corp.,
90	4.800%, 02/15/44	82
80	5.800%, 02/01/42	82
120	6.125%, 03/01/22	135
60	Oglethorpe Power Corp., 5.375%, 11/01/40	63
	Pacific Gas & Electric Co.,
75	3.250%, 06/15/23	73
40	5.400%, 01/15/40	44
100	6.050%, 03/01/34	117
	PacifiCorp,
245	2.950%, 02/01/22	241
10	5.650%, 07/15/18	12
200	Pennsylvania Electric Co., 6.050%, 09/01/17	227
	PPL Capital Funding, Inc.,
50	3.500%, 12/01/22	48
60	4.200%, 06/15/22	60
60	4.700%, 06/01/43	55
15	PPL WEM Holdings plc, (United Kingdom), 5.375%, 05/01/21 (e)	16
	Progress Energy, Inc.,
130	3.150%, 04/01/22	125
117	4.400%, 01/15/21	124
150	Public Service Co. of Colorado, 2.500%, 03/15/23	140
	Southern California Edison Co.,
65	3.900%, 03/15/43	59
40	4.500%, 09/01/40	40
100	6.650%, 04/01/29	123
200	Southwestern Public Service Co., 8.750%, 12/01/18	257
100	Tampa Electric Co., 2.600%, 09/15/22	93

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electric Utilities — Continued
	Virginia Electric and Power Co.,
150	2.750%, 03/15/23	143
75	4.000%, 01/15/43	69
150	Wisconsin Electric Power Co., 1.700%, 06/15/18	147
95	Xcel Energy, Inc., 4.700%, 05/15/20	105

		5,292

	Gas Utilities — 0.1%
	AGL Capital Corp.,
100	5.250%, 08/15/19 (m)	113
18	5.875%, 03/15/41 (m)	21
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	94
90	DCP Midstream Operating LP, 3.875%, 03/15/23	84
	Enterprise Products Operating LLC,
85	4.850%, 08/15/42	80
50	4.850%, 03/15/44	47
80	5.200%, 09/01/20	90
30	5.700%, 02/15/42	32
190	Plains All American Pipeline LP/PAA Finance Corp., 5.750%, 01/15/20	216

		777

	Independent Power Producers & Energy Traders — 0.1%
94	Exelon Generation Co. LLC, 5.750%, 10/01/41	97
188	PSEG Power LLC, 5.125%, 04/15/20	207

		304

	Multi-Utilities — 0.1%
	Consolidated Edison Co. of New York, Inc.,
65	3.950%, 03/01/43	59
80	5.850%, 04/01/18	94
100	6.750%, 04/01/38	129
	Dominion Resources, Inc.,
50	2.750%, 09/15/22	47
75	4.450%, 03/15/21	81
235	5.200%, 08/15/19	267
	Sempra Energy,
100	2.300%, 04/01/17	101
165	2.875%, 10/01/22	154
100	9.800%, 02/15/19	135

		1,067

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
120	6.085%, 10/15/17	138
100	6.593%, 10/15/37	125

		263

	Total Utilities	7,703

	Total Corporate Bonds (Cost $61,321)	61,308

SHARES
Investment Companies — 16.0%
7	Cohen & Steers Infrastructure Fund, Inc.	128
2,053	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	16,959
866	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	19,180
899	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	8,539
5,479	JPMorgan High Yield Fund, Class R6 Shares (b)	43,939
998	JPMorgan International Realty Fund, Class R5 Shares (b)	9,741
1,237	JPMorgan Mid Cap Core Fund, Class R6 Shares (b)	25,631
1,407	JPMorgan Realty Income Fund, Institutional Class Shares (b)	16,929

	Total Investment Companies (Cost $119,541)	141,046

PRINCIPAL AMOUNT($)
Mortgage Pass-Through Securities — 1.5%
78	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family, 5.500%, 02/01/24	85
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
103	6.500%, 11/01/22—03/01/26	114
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
368	4.500%, 05/01/41	388
335	5.500%, 02/01/39	365
347	6.000%, 08/01/36 - 12/01/36	384
4	7.000%, 02/01/26	5
14	7.500%, 05/01/26 - 08/01/27	16
8	8.000%, 04/01/25 - 05/01/25	9
7	8.500%, 07/01/26	8
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
7	7.000%, 12/01/14 - 03/01/16	7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 15 Year, Single Family,
23	4.500%, 05/01/19	25
30	5.000%, 10/01/19	32
248	6.000%, 01/01/14 - 01/01/24	267
256	Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/28	278
	Federal National Mortgage Association, 30 Year, Single Family,
134	5.000%, 03/01/36	144
337	6.000%, 12/01/32 - 04/01/35	375
484	6.500%, 02/01/26 - 10/01/38	538
263	7.000%, 03/01/26 - 11/01/38	296
23	7.500%, 05/01/26 - 11/01/26	23
36	8.000%, 11/01/22 - 06/01/24	41
15	8.500%, 11/01/18	17
15	9.000%, 08/01/24	17
	Federal National Mortgage Association, Other,
149	VAR, 0.548%, 01/01/23	149
200	1.792%, 05/01/20	193
400	2.010%, 06/01/20	387
250	2.400%, 07/01/23	240
200	2.428%, 05/01/23	189
100	2.480%, 12/01/22	95
391	2.490%, 10/01/17 - 01/01/23	384
400	2.531%, 11/01/22	380
250	2.604%, 05/01/23	234
199	2.614%, 03/01/23	191
449	2.769%, 05/01/23	436
200	2.793%, 04/01/23	194
246	2.934%, 06/01/22	244
98	2.996%, 06/01/22	96
98	3.131%, 12/01/21	98
200	3.482%, 11/01/20	208
200	3.492%, 01/01/18	214
648	3.500%, 05/01/43 - 06/01/43	650
150	3.590%, 10/01/20	158
200	3.596%, 12/01/20	209
192	3.658%, 10/01/20	201
984	3.730%, 06/01/18	1,075
400	3.760%, 08/01/23	408
241	3.810%, 01/01/19	259
199	3.898%, 05/01/22	211
387	4.000%, 07/01/42	399
400	4.174%, 10/01/20	434
292	4.474%, 04/01/21	323

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
240	4.515%, 02/01/20	267
184	4.770%, 06/01/19	206
292	4.794%, 01/01/21	327
	Government National Mortgage Association II, 30 Year, Single Family,
8	8.000%, 07/20/28	9
34	8.500%, 09/20/25	40
2	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 09/15/13	2
	Government National Mortgage Association, 30 Year, Single Family,
54	6.500%, 01/15/24 - 03/15/28	60
106	7.000%, 04/15/24 - 05/15/26	123
19	7.500%, 06/15/25 - 05/15/26	20
31	8.000%, 04/15/24 - 09/15/27	34
63	8.500%, 06/15/22 - 12/15/22	71
2	10.000%, 07/15/18	3

	Total Mortgage Pass-Through Securities (Cost $12,794)	12,855

Municipal Bonds — 0.1% (t)
	New York — 0.0% (g)
35	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	39
150	Port Authority of New York & New Jersey, Taxable Consolidated 164th, Rev., 5.647%, 11/01/40	167

		206

	Ohio — 0.1%
210	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	262

	Total Municipal Bonds (Cost $395)	468

Supranational — 0.0% (g)
64	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $64)	68
U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
44	4.625%, 09/15/60	42
65	5.250%, 09/15/39	73

	Total U.S. Government Agency Securities (Cost $108)	115

U.S. Treasury Obligations — 7.8%
	U.S. Treasury Bonds,
85	2.875%, 05/15/43 (m)	75

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
325	3.125%, 02/15/43 (m)	303
3,000	5.375%, 02/15/31 (m)	3,908
7,500	6.000%, 02/15/26 (m)	10,069
4,000	6.250%, 08/15/23 (m)	5,368
3,000	U.S. Treasury Bonds STRIPS 08/15/16 (m)	2,931
100	U.S. Treasury Inflation Indexed Notes, 1.250%, 04/15/14	111
	U.S. Treasury Notes,
55	0.250%, 11/30/13 (k)	55
5,735	0.250%, 01/31/14 (k) (m)	5,739
6,000	0.750%, 10/31/17 (m)	5,887
185	1.000%, 05/31/18 (m)	182
8,000	1.000%, 11/30/19 (m)	7,622
2,000	1.125%, 12/31/19 (m)	1,916
5,000	1.125%, 04/30/20 (m)	4,755
4,000	1.375%, 11/30/15 (m)	4,085
260	1.750%, 05/15/23 (m)	244
2,000	2.625%, 12/31/14 (m)	2,071
600	3.125%, 10/31/16 (m)	645
4,000	4.250%, 08/15/15 (m)	4,326
8,000	4.750%, 05/15/14 (m)	8,317

	Total U.S. Treasury Obligations (Cost $68,111)	68,609

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
3	Groupe Fnac, (France), expiring 05/15/15 (a)	8

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
24	Repsol S.A., (Spain), expiring 07/04/13 (a)	13

	Total Rights (Cost $—)	21

Short-Term Investments — 2.2%
	Investment Company — 2.2%
18,937	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	18,937

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligations—0.0% (g)
	U.S. Treasury Bills,
110	0.072%, 11/14/13 (k) (n)	110
15	0.095%, 08/15/13 (k) (n)	15

	Total U.S. Treasury Obligations	125

	Total Short-Term Investments (Cost $19,062)	19,062

	Total Investments — 99.7% (Cost $756,079)	877,440
	Other Assets in Excess of Liabilities — 0.3%	2,844

	NET ASSETS — 100.0%	$880,284

SHARES
Short Position — 0.0% (g)
Common Stock — 0.0% (g)
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
2	Mallinckrodt plc, (Ireland) (a)†	73

	Total Short Position (Proceeds $69)	73

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	77.0%
United Kingdom	3.6
Japan	2.6
Switzerland	2.1
France	1.7
Germany	1.4
Netherlands	1.1
Others (each less than 1.0%)	8.3
Short-Term Investments	2.2

*	Percentages indicated are based upon total investments as of June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
105	Amsterdam Exchanges Index	07/19/13	$9,425	$(197)
85	TOPIX Index	09/12/13	9,693	162
180	10 Year U.S. Treasury Note	09/19/13	22,781	(461)
4	30 Year U.S. Treasury Bond	09/19/13	543	(18)
18	DAX Index	09/20/13	4,666	(136)
69	Dow Jones Euro STOXX 50 Index	09/20/13	2,333	(84)
38	E-mini Russell 2000	09/20/13	3,704	35
28	E-mini S&P 500	09/20/13	2,239	(10)
26	Long Gilt	09/26/13	4,425	(204)
10	2 Year U.S. Treasury Note	09/30/13	2,200	(2)
3	5 Year U.S. Treasury Note	09/30/13	363	(3)
	Short Futures Outstanding
(89)	CAC 40 10 Euro	07/19/13	(4,326)	147
(33)	10 Year U.S. Treasury Note	09/19/13	(4,176)	91
(72)	FTSE 100 Index	09/20/13	(6,747)	173
(336)	5 Year U.S. Treasury Note	09/30/13	(40,672)	581

				$74

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 6/30/2013		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,505,719	HKD
126,531	for GBP	Citibank, N.A.	08/23/13	$192	#	$194	#	$2
137,199	EUR
17,411,361	for JPY	Westpac Banking Corp.	08/23/13	176	#	179	#	3
311,852	AUD	Credit Suisse International	08/23/13	306		284		(22)
3,703,034	AUD	Deutsche Bank AG	08/23/13	3,592		3,373		(219)
214,510	CHF	Barclays Bank plc	08/23/13	221		227		6
710,702	CHF	TD Bank Financial Group	08/23/13	744		753		9
369,657	CHF	Union Bank of Switzerland AG	08/23/13	396		392		(4)
389,023	EUR	Barclays Bank plc	08/23/13	500		506		6
1,228,590	EUR	Union Bank of Switzerland AG	08/23/13	1,626		1,600		(26)
206,829	GBP	Barclays Bank plc	08/23/13	314		314		— (h)
235,201	GBP	Goldman Sachs International	08/23/13	368		358		(10)
835,384	GBP	Union Bank of Switzerland AG	08/23/13	1,298		1,270		(28)
32,385,389	JPY	Barclays Bank plc	08/23/13	315		326		11
51,623,530	JPY	BNP Paribas	08/23/13	503		521		18
16,043,476	JPY	Credit Suisse International	08/23/13	168		162		(6)
18,718,844	JPY	Royal Bank of Scotland	08/23/13	185		189		4
113,240,380	JPY	Union Bank of Switzerland AG	08/23/13	1,167		1,142		(25)
2,718,608	NOK	Citibank, N.A.	08/23/13	462		447		(15)
1,297,171	SGD	Barclays Bank plc	08/23/13	1,032		1,023		(9)
				$13,565		$13,260		$(305)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2013

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 6/30/2013	NET UNREALIZED APPRECIATION (DEPRECIATION)
393,695	CAD	Citibank, N.A.	08/23/13	$384	$374	$10
166,107	CHF	Credit Suisse International	08/23/13	180	176	4
144,840	CHF	Merrill Lynch International	08/23/13	150	153	(3)
439,437	CHF	Morgan Stanley	08/23/13	470	466	4
765,134	EUR	Credit Suisse International	08/23/13	1,015	996	19
1,478,318	EUR	Deutsche Bank AG	08/23/13	1,902	1,924	(22)
748,479	EUR	Morgan Stanley	08/23/13	990	975	15
1,073,830	GBP	Deutsche Bank AG	08/23/13	1,630	1,633	(3)
865,294	GBP	Morgan Stanley	08/23/13	1,343	1,315	28
10,304,691	HKD	Barclays Bank plc	08/23/13	1,328	1,329	(1)
2,309,028	HKD	Credit Suisse International	08/23/13	298	298	— (h)
106,834,170	JPY	Morgan Stanley	08/23/13	1,083	1,077	6
72,239,253	JPY	TD Bank Financial Group	08/23/13	720	729	(9)
1,966,899	SEK	Barclays Bank plc	08/23/13	294	293	1
1,427,272	SEK	Morgan Stanley	08/23/13	216	212	4
				$12,003	$11,950	$53

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 06/30/13 of the currency being sold, and the value at 06/30/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMBS	— Commercial Mortgage Backed Security
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2013. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2013.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2013.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2013.

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of June 30, 2013.

†	— Short position is the result of the sale of a when issued security from a pending corporate action on Covidien plc.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are approximately $144,141,000 and 16.4% respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN FUNDS	41

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$717,585
Investments in affiliates, at value	159,855

Total investment securities, at value	877,440
Cash	3,474
Foreign currency, at value	755
Deposits at broker for futures contracts	100
Receivables:
Investment securities sold	7,796
Fund shares sold	1,413
Interest and dividends from non-affiliates	2,399
Dividends from affiliates	370
Tax reclaims	160
Variation margin on futures contracts	1,586
Unrealized appreciation on forward foreign currency exchange contracts	150
Other assets	14

Total Assets	895,657

LIABILITIES:
Payables:
Distributions	637
Securities sold short, at value	73
Investment securities purchased	10,810
Fund shares redeemed	2,890
Unrealized depreciation on forward foreign currency exchange contracts	402
Accrued liabilities:
Investment advisory fees	267
Shareholder servicing fees	46
Distribution fees	42
Custodian and accounting fees	92
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	114

Total Liabilities	15,373

Net Assets	$880,284

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	JUNE 30, 2013

Diversified Fund
NET ASSETS:
Paid-in-Capital	$741,528
Accumulated undistributed (distributions in excess of) net investment income	1,657
Accumulated net realized gains (losses)	15,955
Net unrealized appreciation (depreciation)	121,144

Total Net Assets	$880,284

Net Assets:
Class A	$139,734
Class B	2,679
Class C	18,843
Institutional Class	650,287
Select Class	68,741

Total	$880,284

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,959
Class B	171
Class C	1,213
Institutional Class	41,586
Select Class	4,390

Net Asset Value (a):
Class A — Redemption price per share	$15.60
Class B — Offering price per share (b)	15.64
Class C — Offering price per share (b)	15.53
Institutional Class — Offering and redemption price per share	15.64
Select Class — Offering and redemption price per share	15.66
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.34

Cost of investments in non-affiliates	$617,716
Cost of investments in affiliates	138,363
Cost of foreign currency	760
Proceeds from securities sold short	69

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	43

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,759
Dividend income from non-affiliates	10,761
Dividend income from affiliates	4,854
Foreign taxes withheld	(306)

Total investment income	22,068

EXPENSES:
Investment advisory fees	4,198
Administration fees	650
Distribution fees:
Class A	340
Class B	26
Class C	102
Shareholder servicing fees:
Class A	340
Class B	8
Class C	34
Institutional Class	546
Select Class	160
Custodian and accounting fees	373
Interest expense to affiliates	2
Professional fees	93
Trustees’ and Chief Compliance Officer’s fees	8
Printing and mailing costs	51
Registration and filing fees	53
Transfer agent fees	282
Other	24

Total expenses	7,290

Less amounts waived	(2,249)

Net expenses	5,041

Net investment income (loss)	17,027

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	28,075 (a)
Investment in affiliates	645
Futures	4,776
Foreign currency transactions	132

Net realized gain (loss)	33,628

Distributions of capital gains received from investment company affiliates	592
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	42,536 (b)
Investments in affiliates	4,326
Futures	(1,165)
Foreign currency translations	(405)
Securities sold short	(4)

Change in net unrealized appreciation/depreciation	45,288

Net realized/unrealized gains (losses)	79,508

Change in net assets resulting from operations	$96,535

(a)	Net of India Capital Gains Tax of approximately $(1,000).
(b)	Net of change in India Capital Gains Tax of approximately $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net Investment Income (loss)	$17,027	$17,652
Net realized gain (loss)	33,628	5,177
Distributions of capital gains received from investment company affiliates	592	1,001
Change in net unrealized appreciation/depreciation	45,288	(11,822)

Change in net assets resulting from operations	96,535	12,008

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,536)	(3,027)
From net realized gains	(2,613)	(37)
Class B
From net investment income	(48)	(103)
From net realized gains	(65)	(2)
Class C
From net investment income	(210)	(180)
From net realized gains	(245)	(3)
Institutional Class
From net investment income	(12,848)	(13,545)
From net realized gains	(10,101)	(143)
Select Class
From net investment income	(1,334)	(1,620)
From net realized gains	(1,208)	(17)

Total distributions to shareholders	(31,208)	(18,677)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	164,335	(78,561)

NET ASSETS:
Change in net assets	229,662	(85,230)
Beginning of period	650,622	735,852

End of period	$880,284	$650,622

Accumulated undistributed (distributions in excess of) net investment income	$1,657	$1,568

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,178	$24,625
Distributions reinvested	4,602	2,741
Cost of shares redeemed	(27,101)	(30,870)

Change in net assets resulting from Class A capital transactions	$(1,321)	$(3,504)

Class B
Proceeds from shares issued	$155	$57
Distributions reinvested	112	103
Cost of shares redeemed	(2,129)	(4,859)

Change in net assets resulting from Class B capital transactions	$(1,862)	$(4,699)

Class C
Proceeds from shares issued	$9,513	$2,975
Distributions reinvested	361	142
Cost of shares redeemed	(2,628)	(2,081)

Change in net assets resulting from Class C capital transactions	$7,246	$1,036

Institutional Class
Proceeds from shares issued	$177,510	$54,702
Distributions reinvested	21,437	12,792
Cost of shares redeemed	(42,873)	(124,715)

Change in net assets resulting from Institutional Class capital transactions	$156,074	$(57,221)

Select Class
Proceeds from shares issued	$14,101	$9,502
Distributions reinvested	1,566	1,036
Cost of shares redeemed	(11,469)	(24,711)

Change in net assets resulting from Select Class capital transactions	$4,198	$(14,173)

Total change in net assets resulting from capital transactions	$164,335	$(78,561)

SHARE TRANSACTIONS:
Class A
Issued	1,384	1,766
Reinvested	308	203
Redeemed	(1,780)	(2,238)

Change in Class A Shares	(88)	(269)

Class B
Issued	10	4
Reinvested	8	8
Redeemed	(142)	(349)

Change in Class B Shares	(124)	(337)

Class C
Issued	619	215
Reinvested	24	11
Redeemed	(173)	(151)

Change in Class C Shares	470	75

Institutional Class
Issued	11,644	3,945
Reinvested	1,425	945
Redeemed	(2,828)	(8,545)

Change in Institutional Class Shares	10,241	(3,655)

Select Class
Issued	922	674
Reinvested	104	76
Redeemed	(752)	(1,803)

Change in Select Class Shares	274	(1,053)

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

Diversified Fund

Class A
Year Ended June 30, 2013	$14.26	$0.28	(f)	$1.63	$1.91	$(0.28)	$(0.29)	$(0.57)
Year Ended June 30, 2012	14.46	0.30	(f)	(0.18)	0.12	(0.32)	— (g)	(0.32)
Year Ended June 30, 2011	12.08	0.27	(f)	2.38	2.65	(0.27)	—	(0.27)
Year Ended June 30, 2010	10.71	0.24	(f)	1.35	1.59	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.23	0.26	(f)	(2.28)	(2.02)	(0.21)	(0.29)	(0.50)

Class B
Year Ended June 30, 2013	14.30	0.20	(f)	1.64	1.84	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2012	14.49	0.22	(f)	(0.17)	0.05	(0.24)	— (g)	(0.24)
Year Ended June 30, 2011	12.10	0.20	(f)	2.38	2.58	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.72	0.18	(f)	1.35	1.53	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.24	0.20	(f)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)

Class C
Year Ended June 30, 2013	14.22	0.21	(f)	1.62	1.83	(0.23)	(0.29)	(0.52)
Year Ended June 30, 2012	14.43	0.23	(f)	(0.18)	0.05	(0.26)	— (g)	(0.26)
Year Ended June 30, 2011	12.06	0.21	(f)	2.37	2.58	(0.21)	—	(0.21)
Year Ended June 30, 2010	10.70	0.18	(f)	1.34	1.52	(0.16)	—	(0.16)
Year Ended June 30, 2009	13.22	0.20	(f)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)

Institutional Class
Year Ended June 30, 2013	14.29	0.36	(f)	1.63	1.99	(0.35)	(0.29)	(0.64)
Year Ended June 30, 2012	14.49	0.37	(f)	(0.18)	0.19	(0.39)	— (g)	(0.39)
Year Ended June 30, 2011	12.10	0.34	(f)	2.38	2.72	(0.33)	—	(0.33)
Year Ended June 30, 2010	10.73	0.30	(f)	1.35	1.65	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.25	0.31	(f)	(2.28)	(1.97)	(0.26)	(0.29)	(0.55)

Select Class
Year Ended June 30, 2013	14.31	0.32	(f)	1.64	1.96	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2012	14.51	0.33	(f)	(0.17)	0.16	(0.36)	— (g)	(0.36)
Year Ended June 30, 2011	12.12	0.31	(f)	2.38	2.69	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.74	0.27	(f)	1.36	1.63	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.26	0.29	(f)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000's)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (e)

$15.60	13.67%	$139,734	1.02%	1.87%	1.25%	53%
14.26	1.04	128,999	1.02	2.17	1.27	66
14.46	22.03	134,738	0.99	1.98	1.27	76
12.08	14.81	107,188	1.00	1.95	1.38	70
10.71	(15.04)	95,028	1.11	2.36	1.40	165

15.64	13.13	2,679	1.53	1.34	1.75	53
14.30	0.52	4,217	1.53	1.60	1.77	66
14.49	21.41	9,163	1.50	1.43	1.77	76
12.10	14.27	12,892	1.51	1.44	1.88	70
10.72	(15.51)	18,025	1.62	1.81	1.89	165

15.53	13.10	18,843	1.53	1.37	1.75	53
14.22	0.49	10,566	1.53	1.67	1.77	66
14.43	21.48	9,647	1.51	1.52	1.77	76
12.06	14.20	3,938	1.51	1.45	1.87	70
10.70	(15.46)	2,841	1.61	1.85	1.90	165

15.64	14.24	650,287	0.53	2.36	0.85	53
14.29	1.53	447,930	0.53	2.65	0.87	66
14.49	22.64	507,286	0.50	2.49	0.87	76
12.10	15.33	305,192	0.51	2.45	0.97	70
10.73	(14.60)	124,261	0.62	2.83	1.00	165

15.66	13.96	68,741	0.77	2.12	1.00	53
14.31	1.27	58,910	0.77	2.40	1.02	66
14.51	22.32	75,018	0.74	2.22	1.02	76
12.12	15.14	61,264	0.75	2.20	1.12	70
10.74	(14.79)	50,070	0.86	2.60	1.15	165

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

50	J.P. MORGAN FUNDS	JUNE 30, 2013

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at June 30, 2013.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

Diversified Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$58,854	$20,342	$—		$79,196
Consumer Staples	21,978	14,121	—	(a)	36,099
Energy	31,726	13,030	—		44,756
Financials	62,679	36,828	—	(a)	99,507
Health Care	47,178	12,687	—		59,865
Industrials	39,673	14,238	—		53,911
Information Technology	65,913	11,801	—		77,714
Materials	10,263	11,342	—		21,605
Telecommunication Services	4,352	5,200	—		9,552
Utilities	8,744	1,914	—		10,658

Total Common Stocks	351,360	141,503	—	(a)	492,863

Preferred Stocks
Consumer Discretionary	—	1,530	—		1,530
Consumer Staples	—	1,081	—		1,081
Financials	183	—	—		183

Total Preferred Stocks	183	2,611	—		2,794

JUNE 30, 2013	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Diversified Fund (continued)	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Asset-Backed Securities	$—	$8,516	$16,467	$24,983
Collateralized Mortgage Obligations
Agency CMO	—	34,234	283	34,517
Non-Agency CMO	—	13,878	108	13,986

Total Collateralized Mortgage Obligations	—	48,112	391	48,503

Commercial Mortgage-Backed Securities	—	4,658	87	4,745
Corporate Bonds
Consumer Discretionary	—	5,440	—	5,440
Consumer Staples	—	4,559	—	4,559
Energy	—	5,601	—	5,601
Financials	—	22,622	—	22,622
Health Care	—	3,853	—	3,853
Industrials	—	4,745	395	5,140
Information Technology	—	1,672	—	1,672
Materials	—	1,899	—	1,899
Telecommunication Services	—	2,819	—	2,819
Utilities	—	7,703	—	7,703

Total Corporate Bonds	—	60,913	395	61,308

Mortgage Pass-Through Securities	—	12,855	—	12,855
Municipal Bonds	—	468	—	468
Supranational	—	68	—	68
U.S. Government Agency
Securities	—	115	—	115
U.S. Treasury Obligations	—	68,609	—	68,609
Short-Term Investments
Investment Company	18,937	—	—	18,937
U.S. Treasury Obligations	—	125	—	125

Total Short-Term Investments	18,937	125	—	19,062

Rights
Consumer Staples	—	8	—	8
Energy	—	13	—	13

Total Rights	—	21	—	21

Investment Companies	141,046	—	—	141,046

Total Investments in Securities	511,526	348,574	17,340	877,440

Total Liabilities – Securities Sold Short	$(73)	$—	$—	$(73)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$150	$—	$150
Futures Contracts	1,189	—	—	1,189

Total Appreciation in Other Financial Instruments	$1,189	$150	$—	$1,339

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(402)	$—	$(402)
Futures Contracts	(1,115)	—	—	(1,115)

Total Depreciation in Other Financial Instruments	$(1,115)	$(402)	$—	$(1,517)

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2013.

52	J.P. MORGAN FUNDS	JUNE 30, 2013

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPMorgan Diversified Fund	Balance as of 06/30/12		Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/13
Investments in Securities
Asset-Backed Securities	$—		$63	$1,276		$88		$9,722		$(3,857)	$9,175	$—	$16,467
Collateralized Mortgage Obligations — Agency CMO	—		—	(83)		1		—		(94)	459	—	283
Collateralized Mortgage Obligations — Non-Agency CMO	—		—	2		1		150		(45)	—	—	108
Commercial Mortgage-Backed Securities	—		—	—	(a)	—	(a)	—	(a)	(21)	108	—	87
Common Stocks — Consumer Staples	—	(b)	—	—		—		—		—	—	—	—	(b)
Common Stocks — Financials	—	(b)	—	—		—		—		—	—	—	—	(b)
Corporate Bonds — Industrials	277		—	4		(1)		148		(14)	—	(19)	395

Total	$277		$63	$1,199		$89		$10,020		$(4,031)	$9,742	$(19)	$17,340

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2013, which were valued using significant unobservable inputs (Level 3) amounted to approximately $1,199,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

Diversified Fund
Quantitative Information about Level 3 Fair Value Measurements #
(Amounts in thousands)
	Fair Value at 6/30/13	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
	$0	Terms of Liquidating Trust	Escrow Payment Estimate	$0(N/A)
	0	Market Approach	Discount for Lack of Marketability (a)	100% (N/A)

Common Stock	0
	16,946	Discounted Cash Flow	Prepayment Speed	0.00—487.00(9.64)
			Constant Default Rate	0.00—13.00(6.74)
			Yield (Discount Rate of Cash Flows)	(7.84%)—34.00%(4.94%)

Asset-backed securities	16,946
Total	$16,946

#	The table above does not include Level 3 securities that are valued by brokers and pricing services. At June 30, 2013, the value of these securities was approximately $394,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

JUNE 30, 2013	J.P. MORGAN FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount for lack of marketability may decrease (increase) the fair value measurement. A significant change in prepayment speeds could result in a significantly higher or lower value in such Level 3 instruments.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non- negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The value and percentage of net assets of illiquid securities as of June 30, 2013, was $20 and less than 0.1%, respectively.

As of June 30, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transactions costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Average Notional Balance	Ending Notional Balance
Long Futures Contracts:
Equity	$42,510	$32,060
Interest Rate	21,139	30,312

Short Futures Contracts:
Equity	20,213	11,073
Interest Rate	25,259	44,848

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

54	J.P. MORGAN FUNDS	JUNE 30, 2013

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended June 30, 2013 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Notional Balance Long	$11,031
Ending Notional Balance Long	13,565
Average Notional Balance Short	9,784
Ending Notional Balance Short	12,003

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Future Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$672	$—
Foreign exchange contracts	Receivables	—	150
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	517	—

Total		$1,189	$150

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(688)	$—
Foreign exchange contracts	Payables	—	(402)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(427)	—

Total		$(1,115)	$(402)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2013, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$40	$—	$40
Foreign exchange contracts	—	66	66
Equity contracts	4,736	—	4,736

Total	$4,776	$66	$4,842

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$70	$—	$70
Foreign exchange contracts	—	(365)	(365)
Equity contracts	(1,235)	—	(1,235)

Total	$(1,165)	$(365)	$(1,530)

The Fund’s derivatives contracts held at June 30, 2013 are not accounted for as hedging instruments under GAAP.

F. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by the Advisor or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the affiliated Underlying Funds (amounts in thousands):

JUNE 30, 2013	J.P. MORGAN FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Diversified Fund
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$—	$19,237	$4,200	$316	$882	2,053	$16,959
JPMorgan Emerging Markets Debt Fund, Select Class Shares	15,979	—	13,754	—	—	—	—
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	12,351	6,793	—	—	93	866	19,180
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	9,317	—	6	112	899	8,539
JPMorgan High Yield Fund, Class R6 Shares	41,546	11,432	9,800	512	2,772	5,479	43,939
JPMorgan International Realty Fund, Class R5 Shares	—	8,377	450	76	422	998	9,741
JPMorgan International Realty Fund, Select Class Shares	6,624	—	5,455	—	—	—	—
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	21,730	—	251	243	1,237	25,631
JPMorgan Prime Money Market Fund, Institutional Class Shares	28,747	355,609	365,419	—	20	18,937	18,937
JPMorgan Realty Income Fund, Institutional Class Shares	13,435	2,785	—	76	310	1,407	16,929

	$118,682			$1,237	$4,854		$159,855

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and/or realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publically available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is

56	J.P. MORGAN FUNDS	JUNE 30, 2013

necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
$(3)	$38	$(35)

The reclassifications for the Fund relate primarily to foreign currency gains or losses, investment in real estate investment trusts (REITs), section 988 futures sold, investment in partnerships, non-taxable dividends, investment in passive foreign investment companies (PFICs) and investment in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.75% of the average daily net assets of Class A, Class B, and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$27	$1

JUNE 30, 2013	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The expense limitation agreement was in effect for the year ended June 30, 2013. The expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Fund’s service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$770	$566	$1,336

Voluntary Waivers
Investment Advisory	Administration	Total
$215	$650	$865

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013, was approximately $48,000.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Advisor and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Collateral Management Fees — JPMCB provides derivative collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Other expenses on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

58	J.P. MORGAN FUNDS	JUNE 30, 2013

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended June 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$484,288	$373,846	$62,429	$15,957

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$763,781	$135,789	$22,130	$113,659

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investment in PFICs, non-taxable dividends, investment in partnerships, straddle loss deferrals and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$19,524	$11,684	$31,208

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$18,475	$202	$18,677

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$14,338	$12,411	$112,666

The cumulative timing differences primarily consist of trustee deferred compensation, distributions payable, mark to market of forward foreign currency contracts, mark to market of futures contracts, investment in PFICs, non-taxable dividends, straddle loss deferrals, wash sale loss deferrals and investment in partnerships.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2013, the Fund did not have any pre-enactment or post-enactment net capital loss carryforwards.

JUNE 30, 2013	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One affiliate of the Advisor has investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions by this shareholder, if any, may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

60	J.P. MORGAN FUNDS	JUNE 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Diversified Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

JUNE 30, 2013	J.P. MORGAN FUNDS	61

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-2013).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

62	J.P. MORGAN FUNDS	JUNE 30, 2013

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2013	J.P. MORGAN FUNDS	63

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).
Timothy J. Stewart (1974), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

64	J.P. MORGAN FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,054.70	$5.20	1.02%
Hypothetical	1,000.00	1,019.74	5.11	1.02
Class B
Actual	1,000.00	1,051.80	7.78	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class C
Actual	1,000.00	1,051.90	7.78	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Institutional Class
Actual	1,000.00	1,057.30	2.70	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Select Class
Actual	1,000.00	1,055.90	3.93	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	J.P. MORGAN FUNDS	65

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund hereby designates 16.32% or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013.

Long Term Capital Gain Designation — 20%

The Fund hereby designates $11,684,710 or the maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates $19,523,908 or the maximum allowable amount of ordinary income distributions as qualified dividends.

66	J.P. MORGAN FUNDS	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-DIV-613

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2013

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. large-cap value stocks outperformed U.S. large-cap growth stocks for the period.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	22.67%
S&P 500 Index	20.60%

Net Assets as of 6/30/2013 (In Thousands)	$1,826,852

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the pharmaceutical and retail sectors contributed to relative performance. The Fund’s stock selection in the systems and network hardware sector and the auto and transportation sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Celgene Corp., Biogen Idec, Inc. and Cisco Systems, Inc. Shares of Celgene Corp., a multinational biopharmaceutical company, rose on higher projections for revenue and earnings. Shares of Biogen Idec, Inc., an American biotechnology company specializing in drugs for neurological disorders, autoimmune disorders and cancer, gained on news that the company had received patent protection for a key drug. Cisco Systems, Inc., a manufacturer of networking equipment, gained on higher-than- expected earnings during the company’s fiscal third quarter.

Individual detractors from relative performance included Norfolk Southern Corp., Gilead Sciences, Inc. and Microsoft Corp. Norfolk Southern Corp., a railroad operator, was hurt by soft coal demand. Shares of Gilead Sciences, Inc., an American biotechnology company that discovers, develops and commercializes therapeutics, rose sharply. However, as the Fund did not own shares of the company, this was a negative for the Fund’s relative performance. Shares of software technology company Microsoft Corp. rallied during the reporting period, but underperformed the Benchmark. As a result, the Fund’s overweight position in Microsoft Corp. versus the Benchmark was a relative detractor.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.0%
2.	Google, Inc., Class A	2.8
3.	Exxon Mobil Corp.	2.7
4.	Wells Fargo & Co.	2.2
5.	Apple, Inc.	2.1
6.	Cisco Systems, Inc.	1.9
7.	Citigroup, Inc.	1.8
8.	Chevron Corp.	1.8
9.	Microsoft Corp.	1.8
10.	United Technologies Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Consumer Discretionary	15.3
Financials	15.3
Health Care	12.8
Energy	11.7
Industrials	11.2
Consumer Staples	7.2
Utilities	3.0
Materials	2.2
Telecommunication Services	1.7
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		22.21%	7.99%	7.37%
With Sales Charge*		15.77	6.82	6.79
CLASS R6 SHARES	3/24/03	22.78	8.53	7.93
INSTITUTIONAL CLASS SHARES	1/3/97	22.67	8.43	7.82
SELECT CLASS SHARES	9/10/01	22.49	8.26	7.66

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	19.48%
Russell 1000 Growth Index	17.07%

Net Assets as of 6/30/2013 (In Thousands)	$102,280

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the health care and producer durables sectors was the main contributor to relative performance. The Fund’s stock selection in the technology sector and an underweight versus the Benchmark in the producer durables sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Biogen Idec, Inc., Kansas City Southern, and Regeneron Pharmaceuticals, Inc. Shares of biotechnology company Biogen Idec, Inc. traded higher during the reporting period. The company benefited from investors realizing the market potential for Tecfidera, the company’s oral medicine to treat relapsing forms of multiple sclerosis in adults, and the impact the drug could have on Biogen Idec’s top line growth. Railroad company Kansas City Southern benefited from industrial capacity additions in Mexico and strengthening automotive and industrial sectors in the U.S. Regeneron Pharmaceuticals, Inc., a biotechnology company, was rewarded for strong execution in its Eylea franchise, a treatment for wet macular degeneration.

Individual detractors to relative performance included Teradata Corp., Citrix Systems, Inc. and EMC Corp. Teradata Corp., which provides data warehousing, analytics software and support services, reported lower-than-expected revenue and earnings for its fiscal first quarter. Software and programming company Citrix Systems, Inc. experienced a difficult fourth quarter of 2012 in the face of a challenged enterprise spending environment. Weaker-than-expected first quarter 2013 earnings also weighed on the stock. EMC Corp. offers data storage, information security, virtualization and cloud computing services and products. Its shares traded lower following weaker-than-expected third quarter 2012 earnings and disappointing guidance announcements in the third quarter of 2012 and the first quarter of 2013.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Biogen Idec, Inc.	7.3%
2.	Google, Inc., Class A	6.5
3.	Kansas City Southern	5.3
4.	MasterCard, Inc., Class A	5.2
5.	Regeneron Pharmaceuticals, Inc.	4.6
6.	Gilead Sciences, Inc.	4.4
7.	priceline.com, Inc.	4.3
8.	Whole Foods Market, Inc.	4.1
9.	Home Depot, Inc. (The)	3.8
10.	Amazon.com, Inc.	3.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.3%
Consumer Discretionary	21.4
Health Care	18.5
Financials	8.0
Industrials	6.9
Energy	6.0
Consumer Staples	4.1
Materials	3.5
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		19.19%	6.12%	4.27%
With Sales Charge*		12.94	4.99	3.27
CLASS C SHARES	11/30/07
Without CDSC		18.60	5.59	3.76
With CDSC**		17.60	5.59	3.76
CLASS R5 SHARES	11/30/07	19.73	6.60	4.74
SELECT CLASS SHARES	11/30/07	19.48	6.38	4.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.84%
Russell 1000 Value Index	25.32%

Net Assets as of 6/30/2013 (In Thousands)	$4,508,761

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the information technology and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the utilities and materials sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included its underweight position in financial company Citigroup, Inc. Its shares moved sharply higher during the reporting period amid, among other things, improving operating results. Investors also reacted positively to Citigroup, Inc.’s proposed restructuring plan. An underweight position in Berkshire Hathaway, Inc. also detracted from the Fund’s relative performance, as the multinational conglomerate holding company benefited from the ongoing economic recovery. An overweight in Apple, Inc. was another detractor from relative performance. Shares in Apple, Inc. fell amid intense competition with rivals and an outlook that fell short of analyst expectations.

Individual contributors to relative performance included the Fund’s positions in The Home Depot, Inc., BlackRock, Inc. and the CME Group, Inc. The Home Depot, Inc., a leading home improvement chain, benefited from an improving housing market. Shares of BlackRock, Inc. were lifted by the investment service company’s strong earnings. CME Group, Inc., a financial and commodity derivative exchange, also benefited from strong revenue and earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.2%
2.	Merck & Co., Inc.	2.8
3.	Pfizer, Inc.	2.7
4.	Johnson & Johnson	2.7
5.	Exxon Mobil Corp.	2.4
6.	ConocoPhillips	2.3
7.	Chevron Corp.	2.2
8.	Occidental Petroleum Corp.	2.2
9.	CME Group, Inc.	2.0
10.	Home Depot, Inc. (The)	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.5%
Consumer Discretionary	14.1
Health Care	11.5
Energy	10.7
Information Technology	9.7
Industrials	7.8
Consumer Staples	7.2
Utilities	5.6
Telecommunication Services	2.6
Materials	2.6
Short-Term Investment	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		21.53%	9.21%	8.21%
With Sales Charge*		15.09	8.05	7.63
CLASS B SHARES	1/14/94
Without CDSC		20.90	8.65	7.73
With CDSC**		15.90	8.36	7.73
CLASS C SHARES	11/4/97
Without CDSC		20.94	8.64	7.62
With CDSC***		19.94	8.64	7.62
CLASS R2 SHARES	2/28/11	21.21	9.05	8.07
CLASS R5 SHARES	2/28/11	22.17	9.65	8.58
CLASS R6 SHARES	1/31/12	22.12	9.64	8.57
SELECT CLASS SHARES	7/2/87	21.84	9.53	8.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	25.65%
S&P 500/Citigroup Value Index	25.04%

Net Assets as of 6/30/2013 (In Thousands)	$395,216

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the longterm and to earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the financials and industrials sectors contributed to relative performance, while stock selection in the information technology and consumer discretionary sectors was the main detractor from relative performance.

Principal contributors to relative performance included the Fund’s positions in Prudential Financial, Inc., The Home Depot, Inc. and Hartford Financial Services Group, Inc. Prudential Financial, Inc., an insurance provider, reported strong revenue and earnings and announced a share buyback plan during the reporting period. The Home Depot, Inc., a leading home improvement chain, benefited from an improving housing market. Shares of Hartford Financial Services Group, Inc., an insurance and financial services company, rose as investors reacted positively to the company’s announced sale of its retirement plans business to Mass Mutual.

Principal detractors from relative performance included the Fund’s positioning in Berkshire Hathaway, Inc., Apple, Inc. and Ford Motor Co. An underweight position in Berkshire Hathaway, Inc. detracted from the Fund’s relative performance, as the multinational conglomerate holding company benefited from the ongoing economic recovery. An overweight position in Apple, Inc. detracted from the Fund’s relative performance as its shares fell amid intense competition with rivals and an outlook that fell short of analyst expectations. Shares of vehicle manufacturer Ford Motor Co. rallied as the company benefited from recovering car and truck sales in the U.S., as well as growing sales in emerging markets. As such, not having a position in Ford Motor Co. detracted from the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was overweight in the consumer discretionary sector, a sector in which the Fund’s portfolio managers found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.2%
2.	Johnson & Johnson	2.8
3.	Exxon Mobil Corp.	2.6
4.	Capital One Financial Corp.	2.2
5.	Occidental Petroleum Corp.	2.2
6.	Hartford Financial Services Group, Inc.	2.1
7.	Home Depot, Inc. (The)	2.0
8.	Citigroup, Inc.	2.0
9.	Microsoft Corp.	1.9
10.	Prudential Financial, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.7%
Consumer Discretionary	14.6
Health Care	12.1
Energy	11.7
Information Technology	6.8
Consumer Staples	6.0
Industrials	5.9
Utilities	2.7
Materials	1.8
Telecommunication Services	1.8
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		25.65%	7.00%	7.00%
With Sales Charge*		19.06	5.85	6.42
CLASS B SHARES	11/4/93
Without CDSC		25.01	6.46	6.57
With CDSC**		20.01	6.15	6.57
CLASS C SHARES	1/2/98
Without CDSC		25.02	6.47	6.47
With CDSC***		24.02	6.47	6.47
SELECT CLASS SHARES	1/25/96	25.97	7.33	7.35

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S.

companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.37%
Russell 1000 Growth Index	17.07%

Net Assets as of 6/30/2013 (In Thousands)	$11,562,905

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the consumer discretionary and consumer staples sectors detracted from relative performance. The Fund’s stock selection in the financial services and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positioning in Monster Beverage Corp., Inc., Intuitive Surgical, Inc. and Teradata Corp. Monster Beverage Corp., which manufactures energy drinks, natural soft drinks and fruit drinks, was the target of lawsuits following the death of two customers. Intuitive Surgical, Inc. manufactures robotic surgical systems, most notably the da Vinci Surgical System. Application and growth of its products in surgical procedures has fallen short of expectations, which weighed on its stock price. Teradata Corp., which provides data warehousing, analytics software and support services, reported lower-than-expected revenue and earnings for its fiscal first quarter.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Regeneron Pharmaceuticals, Inc., Biogen Idec, Inc. and MasterCard, Inc. Regeneron Pharmaceuticals, Inc., a biotechnology company, was rewarded for strong execution in its Eylea franchise, a treatment for wet macular degeneration. Shares of biotechnology company Biogen Idec, Inc. traded higher during the reporting period. It benefited from investors realizing the market potential for Tecfidera, the company’s oral medicine to treat relapsing forms of multiple sclerosis in adults, and the impact the drug could have on Biogen Idec’s top line growth. Shares of MasterCard, Inc. also benefited from strong earnings, as the credit card company was bolstered by increasing volumes.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	4.7%
2.	MasterCard, Inc., Class A	4.0
3.	Biogen Idec, Inc.	3.6
4.	Home Depot, Inc. (The)	3.4
5.	Apple, Inc.	3.2
6.	Gilead Sciences, Inc.	3.1
7.	Visa, Inc., Class A	2.9
8.	Union Pacific Corp.	2.7
9.	Regeneron Pharmaceuticals, Inc.	2.7
10.	Sherwin-Williams Co. (The)	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.3%
Consumer Discretionary	20.7
Health Care	18.2
Industrials	9.5
Consumer Staples	7.3
Materials	7.2
Financials	4.7
Energy	3.7
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		10.19%	5.99%	7.29%
With Sales Charge*		4.40	4.85	6.71
CLASS B SHARES	1/14/94
Without CDSC		9.67	5.43	6.78
With CDSC**		4.67	5.10	6.78
CLASS C SHARES	11/4/97
Without CDSC		9.60	5.44	6.69
With CDSC***		8.60	5.44	6.69
CLASS R2 SHARES	11/3/08	9.91	5.73	7.02
CLASS R5 SHARES	4/14/09	10.56	6.39	7.62
CLASS R6 SHARES	11/30/10	10.66	6.42	7.64
SELECT CLASS SHARES	2/28/92	10.37	6.21	7.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	28.65%
Russell 1000 Value Index	25.32%

Net Assets as of 6/30/2013 (In Thousands)	$696,421

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Effective August 1, 2012, there was a portfolio management change for the Fund. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the financials and health care sectors was the main contributor to relative performance. Stock selection in the information technology and materials sectors detracted from relative performance.

Individual contributors to performance relative to the Benchmark included the Fund’s positions in Citigroup, Inc., Valeant Pharmaceuticals and Celgene Corp. Shares of Citigroup, Inc., a multinational banking and financial services company, moved sharply higher during the reporting period amid, among other things, improved operating results. Investors also reacted positively to Citigroup’s proposed restructuring plan. Valeant Pharmaceuticals, which focuses on neurology, dermatology and infectious diseases, raised guidance for its fiscal year 2013 earnings. Shares of Celgene Corp., a multinational biopharmaceutical company, rose on higher projections for revenue and earnings.

Principal detractors to relative performance included the Fund’s positioning in Berkshire Hathaway, Inc., Procter & Gamble Co., Inc. and General Electric Co. Berkshire Hathaway, Inc. is a multinational conglomerate holding company. Its shares moved sharply higher during the reporting period, but the Fund did not have a position in the company. As such, this was a negative for the Fund’s relative results. Also detracting from relative performance was Procter & Gamble Co., Inc., a multinational consumer goods company. Its shares fell as the company lowered its earnings forecast and replaced its Chief Executive Officer during the reporting period. An underweight in multinational conglomerate General Electric Co. detracted from relative performance as its shares rallied during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.5%
2.	Citigroup, Inc.	4.3
3.	Chevron Corp.	4.1
4.	Wells Fargo & Co.	3.9
5.	Johnson & Johnson	3.3
6.	UnitedHealth Group, Inc.	2.8
7.	Time Warner, Inc.	2.3
8.	Invesco Ltd.	2.2
9.	Cisco Systems, Inc.	2.2
10.	ACE Ltd., (Switzerland)	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.2%
Energy	15.8
Consumer Discretionary	11.7
Health Care	11.5
Industrials	9.7
Information Technology	8.3
Consumer Staples	5.3
Utilities	3.4
Materials	3.3
Telecommunication Services	1.7
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		28.38%	6.99%	6.75%
With Sales Charge*		21.65	5.84	6.18
CLASS B SHARES	1/14/94
Without CDSC		27.88	6.47	6.26
With CDSC**		22.88	6.16	6.26
CLASS C SHARES	3/22/99
Without CDSC		27.77	6.47	6.15
With CDSC***		26.77	6.47	6.15
CLASS R2 SHARES	11/3/08	28.19	6.75	6.47
CLASS R5 SHARES	5/15/06	28.96	7.45	7.15
CLASS R6 SHARES	11/30/10	28.94	7.47	7.16
SELECT CLASS SHARES	3/1/91	28.65	7.21	6.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	23.38%
S&P 500 Index	20.60%

Net Assets as of 6/30/2013 (In Thousands)	$7,987,283

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2013. Stock selection in the pharmaceutical/medical technology and auto and transportation sectors contributed to performance relative to the Benchmark. Stock selection in the health services and systems and systems and network hardware sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in General Motors Co., Cisco Systems, Inc. and Biogen Idec., Inc. Automaker General Motors Co. reported strong sales and growing market share in both the U.S. and globally during the reporting period. Cisco Systems, Inc., a manufacturer of networking equipment, gained on higher-than-expected earnings during the company’s fiscal third quarter. Shares of Biogen Idec, Inc., a biotechnology company specializing in drugs for neurological disorders, autoimmune disorders and cancer, gained after the company received patent protection for a key drug.

Individual detractors from relative performance included the Fund’s positions in Walter Energy, Inc., Occidental Petroleum Corp. and Merck & Co., Inc. Walter Energy, Inc. is a producer and exporter of metallurgical coals. The company’s share price decline underscored continued deterioration in global metallurgical coal fundamentals. Shares of Occidental Petroleum Corp., a global energy firm, struggled due to concerns about slowing profit growth. Merck & Co., a pharmaceutical company, lost patent protection for a key drug and encountered headwinds from both U.S. health care reform and European austerity.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund was overweight versus the Benchmark in the auto and transportation and financial services sectors. The Fund was underweight versus the Benchmark in the industrial cyclical and consumer stable sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.3%
2.	Google, Inc., Class A	3.0
3.	Time Warner, Inc.	2.6
4.	United Technologies Corp.	2.3
5.	Wells Fargo & Co.	2.2
6.	Schlumberger Ltd.	2.1
7.	Apple, Inc.	2.0
8.	Microsoft Corp.	1.8
9.	Citigroup, Inc.	1.8
10.	Comcast Corp., Class A	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.8%
Consumer Discretionary	16.9
Financials	15.3
Health Care	13.8
Industrials	10.4
Energy	10.4
Consumer Staples	7.8
Materials	2.5
Utilities	1.7
Telecommunication Services	0.9
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		22.95%	7.79%	8.03%
With Sales Charge*		16.54	6.64	7.46
CLASS B SHARES	9/10/01
Without CDSC		22.36	7.24	7.57
With CDSC**		17.36	6.94	7.57
CLASS C SHARES	9/10/01
Without CDSC		22.33	7.27	7.46
With CDSC***		21.33	7.27	7.46
CLASS R2 SHARES	11/3/08	22.61	7.54	7.91
CLASS R5 SHARES	5/15/06	23.43	8.25	8.49
CLASS R6 SHARES	11/30/10	23.46	8.29	8.52
INSTITUTIONAL CLASS SHARES	9/17/93	23.38	8.20	8.46
SELECT CLASS SHARES	9/10/01	23.24	8.04	8.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 101.1%
Common Stocks — 99.3%
	Consumer Discretionary — 15.5%
	Auto Components — 0.8%
186	Johnson Controls, Inc.	6,642
119	TRW Automotive Holdings Corp. (a)	7,900

		14,542

	Automobiles — 1.5%
316	Ford Motor Co.	4,889
653	General Motors Co. (a)	21,742

		26,631

	Hotels, Restaurants & Leisure — 1.5%
124	McDonald’s Corp.	12,226
156	Royal Caribbean Cruises Ltd.	5,211
141	Starbucks Corp.	9,241

		26,678

	Household Durables — 0.4%
108	Lennar Corp., Class A	3,907
222	PulteGroup, Inc. (a)	4,206

		8,113

	Internet & Catalog Retail — 0.5%
10	Expedia, Inc.	589
11	priceline.com, Inc. (a)	8,685

		9,274

	Media — 4.2%
621	Comcast Corp., Class A	26,024
197	DIRECTV (a)	12,145
93	Time Warner Cable, Inc.	10,495
495	Time Warner, Inc.	28,631

		77,295

	Multiline Retail — 2.5%
240	J.C. Penney Co., Inc. (a)	4,104
374	Macy’s, Inc.	17,952
128	Nordstrom, Inc.	7,696
242	Target Corp.	16,682

		46,434

	Specialty Retail — 3.3%
24	Abercrombie & Fitch Co., Class A	1,104
16	AutoZone, Inc. (a)	6,932
156	CST Brands, Inc. (a)	4,803
157	Home Depot, Inc. (The)	12,132
404	Lowe’s Cos., Inc.	16,509
230	TJX Cos., Inc.	11,519

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
127	Williams-Sonoma, Inc.	7,115

		60,114

	Textiles, Apparel & Luxury Goods — 0.8%
73	V.F. Corp.	14,076

	Total Consumer Discretionary	283,157

	Consumer Staples — 7.2%
	Beverages — 1.1%
421	Coca-Cola Co. (The)	16,891
80	Coca-Cola Enterprises, Inc.	2,795

		19,686

	Food & Staples Retailing — 1.0%
336	CVS Caremark Corp.	19,190

	Food Products — 1.5%
461	Archer-Daniels-Midland Co.	15,626
51	ConAgra Foods, Inc.	1,774
217	Mondelez International, Inc., Class A	6,191
149	Tyson Foods, Inc., Class A	3,819

		27,410

	Household Products — 2.1%
125	Kimberly-Clark Corp.	12,171
343	Procter & Gamble Co. (The)	26,421

		38,592

	Tobacco — 1.5%
314	Philip Morris International, Inc.	27,169

	Total Consumer Staples	132,047

	Energy — 11.8%
	Energy Equipment & Services — 4.0%
79	Baker Hughes, Inc.	3,654
215	Cameron International Corp. (a)	13,162
304	Ensco plc, (United Kingdom), Class A	17,657
268	Noble Corp., (Switzerland)	10,083
67	Rowan Cos. plc, Class A (a)	2,279
380	Schlumberger Ltd.	27,202

		74,037

	Oil, Gas & Consumable Fuels — 7.8%
145	Anadarko Petroleum Corp.	12,443
106	Apache Corp.	8,886
190	Cheniere Energy, Inc. (a)	5,280
283	Chevron Corp.	33,504
242	ConocoPhillips	14,647
559	Exxon Mobil Corp.	50,550

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
55	Marathon Petroleum Corp.	3,915
119	Phillips 66	6,981
175	Williams Cos., Inc. (The)	5,692

		141,898

	Total Energy	215,935

	Financials — 15.5%
	Capital Markets — 2.2%
68	Goldman Sachs Group, Inc. (The)	10,333
274	Invesco Ltd.	8,706
479	Morgan Stanley	11,707
147	State Street Corp.	9,567

		40,313

	Commercial Banks — 3.9%
141	BB&T Corp.	4,763
43	Cathay General Bancorp	869
67	East West Bancorp, Inc.	1,834
245	Huntington Bancshares, Inc.	1,931
119	SunTrust Banks, Inc.	3,760
25	SVB Financial Group (a)	2,058
443	U.S. Bancorp	16,025
990	Wells Fargo & Co.	40,876

		72,116

	Consumer Finance — 0.9%
263	Capital One Financial Corp.	16,533

	Diversified Financial Services — 3.9%
1,901	Bank of America Corp.	24,443
700	Citigroup, Inc.	33,567
71	IntercontinentalExchange, Inc. (a)	12,532

		70,542

	Insurance — 3.6%
143	ACE Ltd., (Switzerland)	12,798
72	Aon plc, (United Kingdom)	4,620
60	Berkshire Hathaway, Inc., Class B (a)	6,738
237	Hartford Financial Services Group, Inc.	7,337
67	Lincoln National Corp.	2,425
581	MetLife, Inc.	26,586
71	Prudential Financial, Inc.	5,157

		65,661

	Real Estate Investment Trusts (REITs) — 0.8%
163	Apartment Investment & Management Co., Class A	4,902
60	Brandywine Realty Trust	806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
217	DiamondRock Hospitality Co.	2,026
116	LaSalle Hotel Properties	2,865
77	Post Properties, Inc.	3,811

		14,410

	Real Estate Management & Development — 0.2%
137	St. Joe Co. (The) (a)	2,884

	Total Financials	282,459

	Health Care — 12.9%
	Biotechnology — 3.0%
108	Alexion Pharmaceuticals, Inc. (a)	9,925
74	Biogen Idec, Inc. (a)	15,839
129	Celgene Corp. (a)	15,078
79	Onyx Pharmaceuticals, Inc. (a)	8,556
67	Vertex Pharmaceuticals, Inc. (a)	5,319

		54,717

	Health Care Equipment & Supplies — 1.3%
120	Baxter International, Inc.	8,278
143	Covidien plc, (Ireland)	8,991
12	Intuitive Surgical, Inc. (a)	5,876

		23,145

	Health Care Providers & Services — 2.3%
52	Cigna Corp.	3,777
55	DaVita HealthCare Partners, Inc. (a)	6,644
123	Humana, Inc.	10,372
337	UnitedHealth Group, Inc.	22,039

		42,832

	Health Care Technology — 0.2%
28	athenahealth, Inc. (a)	2,372
25	Cerner Corp. (a)	2,364

		4,736

	Life Sciences Tools & Services — 0.2%
17	Mettler-Toledo International, Inc. (a)	3,461

	Pharmaceuticals — 5.9%
44	Allergan, Inc.	3,673
532	Bristol-Myers Squibb Co.	23,780
645	Johnson & Johnson	55,345
438	Merck & Co., Inc.	20,347
49	Valeant Pharmaceuticals International, Inc. (a)	4,218

		107,363

	Total Health Care	236,254

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Industrials — 11.3%
	Aerospace & Defense — 2.7%
237	Honeywell International, Inc.	18,820
14	Rockwell Collins, Inc.	900
322	United Technologies Corp.	29,881

		49,601

	Airlines — 0.9%
335	Delta Air Lines, Inc. (a)	6,262
494	Southwest Airlines Co.	6,368
236	U.S. Airways Group, Inc. (a)	3,878

		16,508

	Building Products — 0.5%
413	Masco Corp.	8,047

	Construction & Engineering — 1.6%
420	Fluor Corp.	24,890
123	KBR, Inc.	3,991

		28,881

	Electrical Equipment — 0.6%
204	Emerson Electric Co.	11,108

	Machinery — 1.4%
16	Flowserve Corp.	859
391	PACCAR, Inc.	20,968
53	SPX Corp.	3,812

		25,639

	Road & Rail — 3.6%
827	CSX Corp.	19,176
253	Hertz Global Holdings, Inc. (a)	6,262
258	Norfolk Southern Corp.	18,729
142	Union Pacific Corp.	21,859

		66,026

	Total Industrials	205,810

	Information Technology — 18.1%
	Communications Equipment — 2.8%
1,458	Cisco Systems, Inc.	35,433
271	QUALCOMM, Inc.	16,553

		51,986

	Computers & Peripherals — 3.6%
98	Apple, Inc.	38,939
418	EMC Corp.	9,864
544	Hewlett-Packard Co.	13,491
92	NetApp, Inc. (a)	3,464

		65,758

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 3.5%
195	eBay, Inc. (a)	10,101
58	Google, Inc., Class A (a)	51,405
15	LinkedIn Corp., Class A (a)	2,674

		64,180

	IT Services — 1.9%
32	Alliance Data Systems Corp. (a)	5,702
142	Cognizant Technology Solutions Corp., Class A (a)	8,866
7	Jack Henry & Associates, Inc.	335
105	Visa, Inc., Class A	19,134

		34,037

	Office Electronics — 0.2%
350	Xerox Corp.	3,177

	Semiconductors & Semiconductor Equipment — 1.9%
94	Avago Technologies Ltd., (Singapore)	3,529
309	Broadcom Corp., Class A	10,442
169	Freescale Semiconductor Ltd. (a)	2,295
136	KLA-Tencor Corp.	7,551
69	Lam Research Corp. (a)	3,050
471	ON Semiconductor Corp. (a)	3,805
103	Xilinx, Inc.	4,060

		34,732

	Software — 4.2%
130	Adobe Systems, Inc. (a)	5,909
173	CA, Inc.	4,944
125	Citrix Systems, Inc. (a)	7,559
950	Microsoft Corp.	32,804
653	Oracle Corp.	20,068
50	Splunk, Inc. (a)	2,323
166	Symantec Corp.	3,723

		77,330

	Total Information Technology	331,200

	Materials — 2.3%
	Chemicals — 1.5%
63	Air Products & Chemicals, Inc.	5,790
86	Axiall Corp.	3,662
296	Dow Chemical Co. (The)	9,506
150	E.I. du Pont de Nemours & Co.	7,890

		26,848

	Containers & Packaging — 0.4%
124	Ball Corp.	5,135

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Containers & Packaging — Continued
59	Crown Holdings, Inc. (a)	2,443

		7,578

	Metals & Mining — 0.4%
667	Alcoa, Inc.	5,218
498	Alumina Ltd., (Australia), ADR (a)	1,779

		6,997

	Total Materials	41,423

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
490	AT&T, Inc.	17,356
283	Verizon Communications, Inc.	14,257

	Total Telecommunication Services	31,613

	Utilities — 3.0%
	Electric Utilities — 2.2%
149	Edison International	7,157
169	NextEra Energy, Inc.	13,748
207	NV Energy, Inc.	4,861
528	Xcel Energy, Inc.	14,969

		40,735

	Gas Utilities — 0.1%
58	Questar Corp.	1,390

	Multi-Utilities — 0.7%
207	CMS Energy Corp.	5,622

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
246	NiSource, Inc.	7,054

		12,676

	Total Utilities	54,801

	Total Common Stocks (Cost $1,565,202)	1,814,699

PRINCIPAL AMOUNT($)
Short-Term Investments — 1.8%
	U.S. Treasury Obligation — 0.1%
2,125	U.S. Treasury Bill, 0.065%, 11/14/13 (k) (n)	2,125

SHARES
	Investment Company — 1.7%
30,205	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	30,205

	Total Short-Term Investments (Cost $32,330)	32,330

	Total Investments — 101.1% (Cost $1,597,532)	1,847,029
	Liabilities in Excess of Other Assets — (1.1)%	(20,177)

	NET ASSETS — 100.0%	$1,826,852

Short Positions — 0.0%
Common Stocks — 0.0% (g)
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
13	Mallinckrodt plc, (Ireland) (a) †	601

	Total Short Positions (Proceeds $569)	$601

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
153	E-mini S&P 500	09/20/13	$12,235	$48

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 21.6%
	Hotels, Restaurants & Leisure — 6.9%
62	Las Vegas Sands Corp.	3,294
57	Starbucks Corp.	3,713

		7,007

	Internet & Catalog Retail — 8.0%
14	Amazon.com, Inc. (a)	3,774
5	priceline.com, Inc. (a)	4,458

		8,232

	Specialty Retail — 3.8%
50	Home Depot, Inc. (The)	3,891

	Textiles, Apparel & Luxury Goods — 2.9%
47	Michael Kors Holdings Ltd., (Hong Kong) (a)	2,935

	Total Consumer Discretionary	22,065

	Consumer Staples — 4.1%
	Food & Staples Retailing — 4.1%
82	Whole Foods Market, Inc.	4,202

	Energy — 6.1%
	Energy Equipment & Services — 3.0%
50	Cameron International Corp. (a)	3,035

	Oil, Gas & Consumable Fuels — 3.1%
44	Cabot Oil & Gas Corp.	3,159

	Total Energy	6,194

	Financials — 8.1%
	Capital Markets — 5.6%
14	Goldman Sachs Group, Inc. (The)	2,133
149	TD Ameritrade Holding Corp.	3,614

		5,747

	Consumer Finance — 2.5%
41	Capital One Financial Corp.	2,572

	Total Financials	8,319

	Health Care — 18.6%
	Biotechnology — 16.4%
35	Biogen Idec, Inc. (a)	7,570
89	Gilead Sciences, Inc. (a)	4,555
21	Regeneron Pharmaceuticals, Inc. (a)	4,717

		16,842

	Health Care Providers & Services — 2.2%
36	Express Scripts Holding Co. (a)	2,225

	Total Health Care	19,067

	Industrials — 7.0%
	Aerospace & Defense — 1.6%
10	TransDigm Group, Inc.	1,632

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 5.4%
52	Kansas City Southern	5,518

	Total Industrials	7,150

	Information Technology — 30.5%
	Computers & Peripherals — 0.9%
2	Apple, Inc.	982

	Internet Software & Services — 9.2%
8	Google, Inc., Class A (a)	6,709
15	LinkedIn Corp., Class A (a)	2,670

		9,379

	IT Services — 11.0%
20	Alliance Data Systems Corp. (a)	3,675
9	MasterCard, Inc., Class A	5,374
44	Teradata Corp. (a)	2,219

		11,268

	Semiconductors & Semiconductor Equipment — 4.9%
87	ARM Holdings plc, (United Kingdom), ADR	3,151
23	ASML Holding N.V., (Netherlands)	1,847

		4,998

	Software — 4.5%
29	Citrix Systems, Inc. (a)	1,748
75	Salesforce.com, Inc. (a)	2,865

		4,613

	Total Information Technology	31,240

	Materials — 3.6%
	Chemicals — 3.6%
37	Monsanto Co.	3,633

	Total Common Stocks (Cost $87,404)	101,870

Short-Term Investment — 1.3%
	Investment Company — 1.3%
1,379	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030%, (b) (l) (m) (Cost $1,379)	1,379

	Total Investments — 100.9% (Cost $88,783)	103,249
	Liabilities in Excess of Other Assets — (0.9)%	(969)

	NET ASSETS — 100.0%	$102,280

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 14.5%
	Distributors — 1.0%
590	Genuine Parts Co.	46,089

	Hotels, Restaurants & Leisure — 3.5%
826	Brinker International, Inc.	32,568
1,065	Dunkin’ Brands Group, Inc.	45,617
248	McDonald’s Corp.	24,599
785	Yum! Brands, Inc.	54,454

		157,238

	Household Durables — 0.5%
267	Tupperware Brands Corp.	20,745

	Media — 3.6%
1,100	Cinemark Holdings, Inc.	30,723
659	Comcast Corp., Class A	26,154
344	Time Warner Cable, Inc.	38,690
1,159	Time Warner, Inc.	66,992

		162,559

	Multiline Retail — 0.8%
588	Nordstrom, Inc.	35,245

	Specialty Retail — 4.1%
1,128	Home Depot, Inc. (The)	87,371
728	L Brands, Inc.	35,839
213	Tiffany & Co.	15,502
846	Williams-Sonoma, Inc.	47,262

		185,974

	Textiles, Apparel & Luxury Goods — 1.0%
244	V.F. Corp.	47,041

	Total Consumer Discretionary	654,891

	Consumer Staples — 7.4%
	Beverages — 1.1%
1,209	Coca-Cola Co. (The)	48,495

	Food Products — 2.8%
578	Hershey Co. (The)	51,631
197	JM Smucker Co. (The)	20,313
1,921	Mondelez International, Inc., Class A	54,794

		126,738

	Household Products — 1.4%
830	Procter & Gamble Co. (The)	63,927

	Tobacco — 2.1%
778	Lorillard, Inc.	33,980
692	Philip Morris International, Inc.	59,922

		93,902

	Total Consumer Staples	333,062

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 11.0%
	Oil, Gas & Consumable Fuels — 11.0%
881	Chevron Corp.	104,295
1,776	ConocoPhillips	107,426
1,252	Exxon Mobil Corp.	113,150
977	Kinder Morgan, Inc.	37,289
1,136	Occidental Petroleum Corp.	101,391
997	Williams Cos., Inc. (The)	32,382

	Total Energy	495,933

	Financials — 25.2%
	Capital Markets — 4.7%
392	Ameriprise Financial, Inc.	31,690
214	BlackRock, Inc.	55,047
947	Northern Trust Corp.	54,811
988	T. Rowe Price Group, Inc.	72,293

		213,841

	Commercial Banks — 9.4%
1,475	BB&T Corp.	49,979
430	Cullen/Frost Bankers, Inc.	28,714
373	M&T Bank Corp.	41,660
915	PNC Financial Services Group, Inc.	66,724
1,201	U.S. Bancorp	43,412
4,705	Wells Fargo & Co.	194,174

		424,663

	Diversified Financial Services — 3.0%
1,216	CME Group, Inc.	92,388
763	McGraw Hill Financial, Inc.	40,604

		132,992

	Insurance — 7.6%
999	Arthur J. Gallagher & Co.	43,648
647	Cincinnati Financial Corp.	29,695
1,676	Hartford Financial Services Group, Inc.	51,820
1,026	MetLife, Inc.	46,933
768	Prudential Financial, Inc.	56,105
904	Travelers Cos., Inc. (The)	72,281
1,163	Validus Holdings Ltd., (Bermuda)	42,009

		342,491

	Real Estate Investment Trusts (REITs) — 0.5%
351	Alexandria Real Estate Equities, Inc.	23,073

	Total Financials	1,137,060

	Health Care — 11.8%
	Health Care Equipment & Supplies — 2.1%
658	Baxter International, Inc.	45,613
507	Becton, Dickinson & Co.	50,093

		95,706

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 9.7%
919	AbbVie, Inc.	37,983
407	Bristol-Myers Squibb Co.	18,188
1,434	Johnson & Johnson	123,158
2,822	Merck & Co., Inc.	131,098
4,537	Pfizer, Inc.	127,094

		437,521

	Total Health Care	533,227

	Industrials — 8.0%
	Aerospace & Defense — 2.4%
655	Honeywell International, Inc.	51,994
633	United Technologies Corp.	58,792

		110,786

	Air Freight & Logistics — 1.1%
559	United Parcel Service, Inc., Class B	48,380

	Electrical Equipment — 0.6%
467	Emerson Electric Co.	25,452

	Industrial Conglomerates — 1.1%
458	3M Co.	50,090

	Machinery — 2.8%
674	Illinois Tool Works, Inc.	46,612
799	PACCAR, Inc.	42,866
402	Snap-on, Inc.	35,889

		125,367

	Total Industrials	360,075

	Information Technology — 10.0%
	Communications Equipment — 0.9%
643	QUALCOMM, Inc.	39,305

	Computers & Peripherals — 0.6%
73	Apple, Inc.	28,854

	Electronic Equipment, Instruments & Components — 0.5%
848	Molex, Inc.	24,891

	IT Services — 2.7%
567	Accenture plc, (Ireland), Class A	40,769
612	Automatic Data Processing, Inc.	42,128
863	Fidelity National Information Services, Inc.	36,971

		119,868

	Semiconductors & Semiconductor Equipment — 4.1%
1,289	Analog Devices, Inc.	58,074
944	KLA-Tencor Corp.	52,615
954	Texas Instruments, Inc.	33,277
1,001	Xilinx, Inc.	39,646

		183,612

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 1.2%
1,531	Microsoft Corp.	52,858

	Total Information Technology	449,388

	Materials — 2.7%
	Chemicals — 2.7%
543	Air Products & Chemicals, Inc.	49,722
779	E.I. du Pont de Nemours & Co.	40,921
205	PPG Industries, Inc.	29,943

	Total Materials	120,586

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
649	AT&T, Inc.	22,986
585	CenturyLink, Inc.	20,671
1,537	Verizon Communications, Inc.	77,381

	Total Telecommunication Services	121,038

	Utilities — 5.8%
	Electric Utilities — 3.0%
509	Edison International	24,518
495	NextEra Energy, Inc.	40,373
521	Northeast Utilities	21,883
1,633	Xcel Energy, Inc.	46,293

		133,067

	Multi-Utilities — 2.8%
1,115	CMS Energy Corp.	30,293
1,232	NiSource, Inc.	35,290
753	Sempra Energy	61,564

		127,147

	Total Utilities	260,214

	Total Common Stocks (Cost $3,782,257)	4,465,474

Short-Term Investment — 3.8%
	Investment Company — 3.8%
172,744	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $172,744)	172,744

	Total Investments — 102.9% (Cost $3,955,001)	4,638,218
	Liabilities in Excess of Other Assets — (2.9)%	(129,457)

	NET ASSETS — 100.0%	$4,508,761

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Consumer Discretionary — 14.8%
	Hotels, Restaurants & Leisure — 2.0%
68	Marriott International, Inc., Class A	2,753
71	Yum! Brands, Inc.	4,916

		7,669

	Media — 6.6%
165	Comcast Corp., Class A	6,894
118	DISH Network Corp., Class A	5,022
88	Gannett Co., Inc.	2,145
85	Time Warner, Inc.	4,897
113	Walt Disney Co. (The)	7,155

		26,113

	Specialty Retail — 4.4%
8	AutoZone, Inc. (a)	3,224
104	Home Depot, Inc. (The)	8,049
37	Tiffany & Co.	2,681
70	TJX Cos., Inc.	3,499

		17,453

	Textiles, Apparel & Luxury Goods — 1.8%
51	Coach, Inc.	2,934
21	V.F. Corp.	4,093

		7,027

	Total Consumer Discretionary	58,262

	Consumer Staples — 6.0%
	Beverages — 2.6%
41	Beam, Inc.	2,594
102	Dr. Pepper Snapple Group, Inc.	4,689
36	PepsiCo, Inc.	2,936

		10,219

	Food & Staples Retailing — 1.0%
71	CVS Caremark Corp.	4,031

	Food Products — 0.8%
32	JM Smucker Co. (The)	3,259

	Household Products — 1.0%
51	Procter & Gamble Co. (The)	3,915

	Tobacco — 0.6%
28	Philip Morris International, Inc.	2,417

	Total Consumer Staples	23,841

	Energy — 11.8%
	Oil, Gas & Consumable Fuels — 11.8%
63	Chevron Corp.	7,414
122	ConocoPhillips	7,397

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
89	Devon Energy Corp.	4,628
30	Energen Corp.	1,584
114	Exxon Mobil Corp.	10,281
97	Occidental Petroleum Corp.	8,691
75	Phillips 66	4,432
71	Williams Cos., Inc. (The)	2,309

	Total Energy	46,736

	Financials — 33.1%
	Capital Markets — 8.8%
57	Ameriprise Financial, Inc.	4,635
14	BlackRock, Inc.	3,519
292	Charles Schwab Corp. (The)	6,199
43	Goldman Sachs Group, Inc. (The)	6,428
154	Invesco Ltd.	4,891
45	Northern Trust Corp.	2,611
86	T. Rowe Price Group, Inc.	6,320

		34,603

	Commercial Banks — 7.7%
75	BB&T Corp.	2,541
36	M&T Bank Corp.	3,967
42	PNC Financial Services Group, Inc. (The)	3,092
153	SunTrust Banks, Inc.	4,821
79	U.S. Bancorp	2,859
314	Wells Fargo & Co.	12,938

		30,218

	Consumer Finance — 3.5%
65	American Express Co.	4,822
140	Capital One Financial Corp.	8,806

		13,628

	Diversified Financial Services — 3.9%
367	Bank of America Corp.	4,722
167	Citigroup, Inc.	7,995
52	McGraw Hill Financial, Inc.	2,766

		15,483

	Insurance — 8.2%
60	Berkshire Hathaway, Inc., Class B (a)	6,749
265	Hartford Financial Services Group, Inc.	8,181
83	Loews Corp.	3,699
105	Prudential Financial, Inc.	7,661
85	Validus Holdings Ltd., (Bermuda)	3,060
107	XL Group plc, (Ireland)	3,232

		32,582

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 1.0%
49	Vornado Realty Trust	4,051

	Total Financials	130,565

	Health Care — 12.2%
	Biotechnology — 0.8%
14	Biogen Idec, Inc. (a)	3,077

	Health Care Equipment & Supplies — 2.5%
39	Baxter International, Inc.	2,695
28	Becton, Dickinson & Co.	2,797
71	Covidien plc, (Ireland)	4,482

		9,974

	Health Care Providers & Services — 2.1%
63	Quest Diagnostics, Inc.	3,844
66	UnitedHealth Group, Inc.	4,328

		8,172

	Pharmaceuticals — 6.8%
113	Bristol-Myers Squibb Co.	5,063
128	Johnson & Johnson	10,999
103	Merck & Co., Inc.	4,797
224	Pfizer, Inc.	6,269

		27,128

	Total Health Care	48,351

	Industrials — 5.9%
	Aerospace & Defense — 2.4%
73	Honeywell International, Inc.	5,760
37	United Technologies Corp.	3,457

		9,217

	Electrical Equipment — 0.8%
60	Emerson Electric Co.	3,289

	Industrial Conglomerates — 1.7%
26	3M Co.	2,865
169	General Electric Co.	3,914

		6,779

	Machinery — 1.0%
76	PACCAR, Inc.	4,073

	Total Industrials	23,358

	Information Technology — 6.8%
	Communications Equipment — 0.4%
28	QUALCOMM, Inc.	1,716

	Computers & Peripherals — 0.8%
8	Apple, Inc.	3,169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 1.0%
5	Google, Inc., Class A (a)	3,962

	IT Services — 1.7%
41	Accenture plc, (Ireland), Class A	2,929
19	International Business Machines Corp.	3,688

		6,617

	Semiconductors & Semiconductor Equipment — 0.9%
132	Applied Materials, Inc.	1,964
51	Texas Instruments, Inc.	1,785

		3,749

	Software — 2.0%
225	Microsoft Corp.	7,759

	Total Information Technology	26,972

	Materials — 1.9%
	Chemicals — 1.9%
73	E.I. du Pont de Nemours & Co.	3,832
20	Sherwin-Williams Co. (The)	3,444

	Total Materials	7,276

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
143	Verizon Communications, Inc.	7,200

	Utilities — 2.8%
	Electric Utilities — 0.7%
35	NextEra Energy, Inc.	2,811

	Multi-Utilities — 2.1%
153	CMS Energy Corp.	4,146
49	Sempra Energy	4,006

		8,152

	Total Utilities	10,963

	Total Common Stocks (Cost $251,228)	383,524

Short-Term Investment — 3.9%
	Investment Company — 3.9%
15,483	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $15,483)	15,483

	Total Investments — 101.0% (Cost $266,711)	399,007

	Liabilities in Excess of Other Assets — (1.0)%	(3,791)

	NET ASSETS — 100.0%	$395,216

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Consumer Discretionary — 20.8%
	Hotels, Restaurants & Leisure — 2.4%
4,223	Starbucks Corp.	276,580

	Internet & Catalog Retail — 4.8%
1,009	Amazon.com, Inc. (a)	280,145
1,209	Expedia, Inc.	72,727
246	priceline.com, Inc. (a)	203,061

		555,933

	Media — 7.4%
6,109	Comcast Corp., Class A	255,828
2,144	Discovery Communications, Inc., Class A (a)	165,538
1,591	Liberty Global plc, (United Kingdom), Series A (a)	117,846
1,428	Time Warner, Inc.	82,550
3,641	Walt Disney Co. (The)	229,942

		851,704

	Specialty Retail — 4.4%
2,604	Gap, Inc. (The)	108,652
5,142	Home Depot, Inc. (The)	398,328

		506,980

	Textiles, Apparel & Luxury Goods — 1.8%
3,373	Michael Kors Holdings Ltd., (Hong Kong) (a)	209,176

	Total Consumer Discretionary	2,400,373

	Consumer Staples — 7.0%
	Food & Staples Retailing — 3.9%
1,907	Costco Wholesale Corp.	210,802
1,589	CVS Caremark Corp.	90,836
2,802	Whole Foods Market, Inc.	144,221

		445,859

	Household Products — 1.8%
1,799	Colgate-Palmolive Co.	103,088
1,088	Kimberly-Clark Corp.	105,659

		208,747

	Personal Products — 0.6%
1,118	Estee Lauder Cos., Inc. (The), Class A	73,498

	Tobacco — 0.7%
895	Philip Morris International, Inc.	77,552

	Total Consumer Staples	805,656

	Energy — 3.7%
	Energy Equipment & Services — 0.7%
1,448	FMC Technologies, Inc. (a)	80,647

SHARES	SECURITY DESCRIPTION	VALUE($)
	Oil, Gas & Consumable Fuels — 3.0%
2,226	Cabot Oil & Gas Corp.	158,076
128	Concho Resources, Inc. (a)	10,683
355	Continental Resources, Inc. (a)	30,508
2,162	Marathon Petroleum Corp.	153,646

		352,913

	Total Energy	433,560

	Financials — 4.7%
	Capital Markets — 1.9%
139	BlackRock, Inc.	35,625
2,601	T. Rowe Price Group, Inc.	190,249

		225,874

	Diversified Financial Services — 1.0%
1,970	Moody’s Corp.	120,020

	Real Estate Investment Trusts (REITs) — 1.8%
2,791	American Tower Corp.	204,239

	Total Financials	550,133

	Health Care — 18.3%
	Biotechnology — 12.6%
369	Alexion Pharmaceuticals, Inc. (a)	34,018
1,937	Biogen Idec, Inc. (a)	416,799
2,022	Celgene Corp. (a)	236,369
6,987	Gilead Sciences, Inc. (a)	357,789
988	Onyx Pharmaceuticals, Inc. (a)	107,692
1,379	Regeneron Pharmaceuticals, Inc. (a)	310,042

		1,462,709

	Health Care Equipment & Supplies — 1.3%
1,585	Covidien plc, (Ireland)	99,614
92	Intuitive Surgical, Inc. (a)	46,453

		146,067

	Health Care Providers & Services — 1.5%
1,703	AmerisourceBergen Corp.	95,078
1,687	Catamaran Corp. (a)	82,181

		177,259

	Health Care Technology — 1.3%
1,589	Cerner Corp. (a)	152,649

	Pharmaceuticals — 1.6%
1,049	Allergan, Inc.	88,351
165	Novo Nordisk A/S, (Denmark), ADR	25,632
793	Valeant Pharmaceuticals International, Inc. (a)	68,279

		182,262

	Total Health Care	2,120,946

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Industrials — 9.5%
	Aerospace & Defense — 2.6%
2,008	Honeywell International, Inc.	159,322
629	Precision Castparts Corp.	142,183

		301,505

	Building Products — 0.4%
1,176	Fortune Brands Home & Security, Inc.	45,539

	Machinery — 0.5%
515	Cummins, Inc.	55,889

	Road & Rail — 5.0%
1,953	J.B. Hunt Transport Services, Inc.	141,056
1,151	Kansas City Southern	121,907
2,016	Union Pacific Corp.	311,075

		574,038

	Trading Companies & Distributors — 1.0%
488	W.W. Grainger, Inc.	123,165

	Total Industrials	1,100,136

	Information Technology — 26.5%
	Communications Equipment — 1.2%
2,207	QUALCOMM, Inc.	134,797

	Computers & Peripherals — 3.6%
941	Apple, Inc.	372,779
1,900	EMC Corp.	44,868

		417,647

	Electronic Equipment, Instruments & Components — 0.1%
149	Amphenol Corp., Class A	11,598

	Internet Software & Services — 8.7%
4,718	eBay, Inc. (a)	244,015
622	Google, Inc., Class A (a)	547,832
1,206	LinkedIn Corp., Class A (a)	215,030

		1,006,877

	IT Services — 8.1%
665	International Business Machines Corp.	127,123
812	Mastercard, Inc., Class A	466,264
78	Teradata Corp. (a)	3,898
1,836	Visa, Inc., Class A	335,474

		932,759

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 3.8%
5,039	ARM Holdings plc, (United Kingdom), ADR	182,325
3,240	ASML Holding N.V., (Netherlands)	256,306

		438,631

	Software — 1.0%
347	Intuit, Inc.	21,147
2,119	Salesforce.com, Inc. (a)	80,918
293	SolarWinds, Inc. (a)	11,390

		113,455

	Total Information Technology	3,055,764

	Materials — 7.2%
	Chemicals — 7.2%
1,617	FMC Corp.	98,728
3,145	LyondellBasell Industries N.V., (Netherlands), Class A	208,361
1,238	Monsanto Co.	122,305
754	PPG Industries, Inc.	110,378
1,673	Sherwin-Williams Co. (The)	295,505

	Total Materials	835,277

	Total Common Stocks (Cost $9,609,211)	11,301,845

Preferred Stock — 0.3%
	Consumer Staples — 0.3%
	Beverages — 0.3%
1,113	Cia de Bebidas das Americas, (Brazil), ADR (Cost $35,645)	41,552

Short-Term Investment — 2.5%
	Investment Company — 2.5%
282,910	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $282,910)	282,910

	Total Investments — 100.5% (Cost $9,927,766)	11,626,307
	Liabilities in Excess of Other Assets — (0.5)%	(63,402)

	NET ASSETS — 100.0%	$11,562,905

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 101.1%
Common Stocks — 100.0%
	Consumer Discretionary — 11.9%
	Auto Components — 1.0%
108	TRW Automotive Holdings Corp. (a)	7,190

	Automobiles — 2.2%
376	Ford Motor Co.	5,812
278	General Motors Co. (a)	9,273

		15,085

	Hotels, Restaurants & Leisure — 1.0%
65	Carnival Corp.	2,231
151	Royal Caribbean Cruises Ltd.	5,048

		7,279

	Household Durables — 1.6%
95	Lennar Corp., Class A	3,426
4	NVR, Inc. (a)	3,964
184	PulteGroup, Inc. (a)	3,487

		10,877

	Media — 2.3%
277	Time Warner, Inc.	16,031

	Multiline Retail — 2.4%
82	J.C. Penney Co., Inc. (a)	1,404
181	Macy’s, Inc.	8,702
91	Target Corp.	6,236

		16,342

	Specialty Retail — 1.4%
42	CST Brands, Inc. (a)	1,294
161	Lowe’s Cos., Inc.	6,565
35	Williams-Sonoma, Inc.	1,967

		9,826

	Total Consumer Discretionary	82,630

	Consumer Staples — 5.3%
	Food & Staples Retailing — 2.3%
247	CVS Caremark Corp.	14,139
56	Kroger Co. (The)	1,946

		16,085

	Food Products — 1.4%
219	Archer-Daniels-Midland Co.	7,438
37	Kellogg Co.	2,389

		9,827

	Household Products — 1.2%
38	Energizer Holdings, Inc.	3,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — Continued
61	Procter & Gamble Co. (The)	4,714

		8,491

	Tobacco — 0.4%
29	Philip Morris International, Inc.	2,469

	Total Consumer Staples	36,872

	Energy — 16.0%
	Energy Equipment & Services — 3.5%
59	Baker Hughes, Inc.	2,741
35	Cameron International Corp. (a)	2,153
132	Ensco plc, (United Kingdom), Class A	7,672
155	Halliburton Co.	6,446
60	Noble Corp., (Switzerland)	2,262
42	Schlumberger Ltd.	2,981

		24,255

	Oil, Gas & Consumable Fuels — 12.5%
63	Apache Corp.	5,270
53	Cheniere Energy, Inc. (a)	1,466
247	Chevron Corp.	29,182
171	ConocoPhillips	10,366
353	Exxon Mobil Corp.	31,893
31	Marathon Petroleum Corp.	2,218
66	Phillips 66	3,905
85	Valero Energy Corp.	2,949

		87,249

	Total Energy	111,504

	Financials — 28.5%
	Capital Markets — 6.3%
59	Goldman Sachs Group, Inc. (The)	8,887
486	Invesco Ltd.	15,441
309	Morgan Stanley	7,539
183	State Street Corp.	11,920

		43,787

	Commercial Banks — 7.2%
97	East West Bancorp, Inc.	2,662
1,084	Huntington Bancshares, Inc.	8,542
96	SunTrust Banks, Inc.	3,022
15	SVB Financial Group (a)	1,233
195	U.S. Bancorp	7,031
664	Wells Fargo & Co.	27,391

		49,881

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Consumer Finance — 1.3%
150	Capital One Financial Corp.	9,419

	Diversified Financial Services — 6.3%
1,057	Bank of America Corp.	13,594
635	Citigroup, Inc.	30,484

		44,078

	Insurance — 6.7%
167	ACE Ltd., (Switzerland)	14,903
41	Aflac, Inc.	2,389
57	Aon plc, (United Kingdom)	3,661
230	Hartford Financial Services Group, Inc.	7,107
41	Lincoln National Corp.	1,506
251	MetLife, Inc.	11,501
78	Prudential Financial, Inc.	5,668

		46,735

	Real Estate Investment Trusts (REITs) — 0.7%
94	Post Properties, Inc.	4,655

	Total Financials	198,555

	Health Care — 11.6%
	Health Care Equipment & Supplies — 0.6%
68	Covidien plc, (Ireland)	4,263

	Health Care Providers & Services — 4.7%
84	Cigna Corp.	6,072
77	Humana, Inc.	6,514
304	UnitedHealth Group, Inc.	19,894

		32,480

	Pharmaceuticals — 6.3%
118	Bristol-Myers Squibb Co.	5,252
269	Johnson & Johnson	23,114
166	Merck & Co., Inc.	7,706
94	Valeant Pharmaceuticals International, Inc. (a)	8,089

		44,161

	Total Health Care	80,904

	Industrials — 9.8%
	Aerospace & Defense — 0.5%
45	Honeywell International, Inc.	3,569

	Airlines — 0.3%
184	Southwest Airlines Co.	2,376

	Building Products — 0.5%
168	Masco Corp.	3,273

	Construction & Engineering — 1.6%
186	Fluor Corp.	11,006

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.6%
72	Emerson Electric Co.	3,929

	Machinery — 2.4%
215	PACCAR, Inc.	11,531
49	SPX Corp.	3,498
53	Trinity Industries, Inc.	2,018

		17,047

	Road & Rail — 3.9%
532	CSX Corp.	12,333
54	Hertz Global Holdings, Inc. (a)	1,339
102	Norfolk Southern Corp.	7,383
40	Union Pacific Corp.	6,098

		27,153

	Total Industrials	68,353

	Information Technology — 8.3%
	Communications Equipment — 2.2%
628	Cisco Systems, Inc.	15,263

	Computers & Peripherals — 0.9%
249	Hewlett-Packard Co.	6,178

	Internet Software & Services — 1.1%
9	Google, Inc., Class A (a)	7,650

	IT Services — 0.5%
57	Cognizant Technology Solutions Corp., Class A (a)	3,590

	Office Electronics — 0.2%
156	Xerox Corp.	1,410

	Semiconductors & Semiconductor Equipment — 1.8%
129	Applied Materials, Inc.	1,929
80	Broadcom Corp., Class A	2,694
135	KLA-Tencor Corp.	7,500
85	ON Semiconductor Corp. (a)	684

		12,807

	Software — 1.6%
135	Microsoft Corp.	4,677
215	Oracle Corp.	6,611

		11,288

	Total Information Technology	58,186

	Materials — 3.4%
	Chemicals — 2.3%
64	Air Products & Chemicals, Inc.	5,851
47	Axiall Corp.	1,988

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Chemicals — Continued
243	Dow Chemical Co. (The)	7,807

		15,646

	Containers & Packaging — 0.4%
68	Crown Holdings, Inc. (a)	2,793

	Metals & Mining — 0.7%
194	Alcoa, Inc.	1,518
80	Nucor Corp.	3,483

		5,001

	Total Materials	23,440

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.4%
278	AT&T, Inc.	9,852

	Wireless Telecommunication Services — 0.3%
314	Sprint Nextel Corp. (a)	2,202

	Total Telecommunication Services	12,054

	Utilities — 3.5%
	Electric Utilities — 2.3%
100	Edison International	4,799
84	NextEra Energy, Inc.	6,864
154	Xcel Energy, Inc.	4,359

		16,022

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.2%
127	CMS Energy Corp.	3,443
57	Sempra Energy	4,698

		8,141

	Total Utilities	24,163

	Total Common Stocks (Cost $577,600)	696,661

Short-Term Investment — 1.1%
	Investment Company — 1.1%
7,722	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $7,722)	7,722

	Total Investments — 101.1% (Cost $585,322)	704,383

	Liabilities in Excess of Other Assets — (1.1)%	(7,962)

	NET ASSETS — 100.0%	$696,421

Short Positions — 0.00% (g)
Common Stocks — 0.0% (g)
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
6	Mallinckrodt plc, (Ireland) (a) †	289

	Total Short Positions (Proceeds $276)	$289

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.1%
Common Stocks — 98.6%
	Consumer Discretionary — 16.9%
	Auto Components — 1.1%
1,865	Johnson Controls, Inc.	66,738
82	Lear Corp.	4,927
122	Magna International, Inc., (Canada)	8,689
143	TRW Automotive Holdings Corp. (a)	9,504

		89,858

	Automobiles — 1.3%
292	Ford Motor Co.	4,519
2,918	General Motors Co. (a)	97,203

		101,722

	Hotels, Restaurants & Leisure — 1.4%
306	McDonald’s Corp.	30,306
874	Royal Caribbean Cruises Ltd.	29,144
194	Starbucks Corp.	12,686
620	Yum! Brands, Inc.	43,005

		115,141

	Household Durables — 0.7%
429	Lennar Corp., Class A	15,475
13	NVR, Inc. (a)	11,820
1,262	PulteGroup, Inc. (a)	23,942
121	Toll Brothers, Inc. (a)	3,952

		55,189

	Internet & Catalog Retail — 1.5%
268	Amazon.com, Inc. (a)	74,326
183	Expedia, Inc.	11,023
43	priceline.com, Inc. (a)	35,730

		121,079

	Media — 5.5%
83	CBS Corp. (Non-Voting), Class B	4,048
3,338	Comcast Corp., Class A	139,779
98	Discovery Communications, Inc., Class A (a)	7,564
802	DISH Network Corp., Class A	34,109
70	Liberty Global plc, (United Kingdom), Class A (a)	5,175
259	Time Warner Cable, Inc.	29,083
3,596	Time Warner, Inc.	207,949
165	Walt Disney Co. (The)	10,421

		438,128

	Multiline Retail — 0.9%
264	Macy’s, Inc.	12,693
805	Target Corp.	55,426

		68,119

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.6%
104	AutoNation, Inc. (a)	4,500
121	AutoZone, Inc. (a)	51,237
119	Gap, Inc. (The)	4,983
1,267	Home Depot, Inc. (The)	98,123
1,526	Lowe’s Cos., Inc.	62,421
437	Ross Stores, Inc.	28,353
826	TJX Cos., Inc.	41,333

		290,950

	Textiles, Apparel & Luxury Goods — 0.9%
311	Lululemon Athletica, Inc., (Canada) (a)	20,379
159	Michael Kors Holdings Ltd., (Hong Kong) (a)	9,845
219	V.F. Corp.	42,296

		72,520

	Total Consumer Discretionary	1,352,706

	Consumer Staples — 7.8%
	Beverages — 2.1%
51	Cia de Bebidas das Americas (Preference Shares), (Brazil), ADR	1,907
2,439	Coca-Cola Co. (The)	97,813
785	PepsiCo, Inc.	64,191

		163,911

	Food & Staples Retailing — 1.4%
90	Costco Wholesale Corp.	9,966
1,666	CVS Caremark Corp.	95,237
126	Whole Foods Market, Inc.	6,488

		111,691

	Food Products — 1.9%
841	Archer-Daniels-Midland Co.	28,533
859	General Mills, Inc.	41,677
222	Kellogg Co.	14,227
2,209	Mondelez International, Inc., Class A	63,013

		147,450

	Household Products — 1.4%
121	Clorox Co. (The)	10,073
312	Colgate-Palmolive Co.	17,856
30	Energizer Holdings, Inc.	3,017
48	Kimberly-Clark Corp.	4,691
1,013	Procter & Gamble Co. (The)	78,001

		113,638

	Personal Products — 0.0% (g)
50	Estee Lauder Cos., Inc. (The), Class A	3,302

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Tobacco — 1.0%
939	Philip Morris International, Inc.	81,353

	Total Consumer Staples	621,345

	Energy — 10.4%
	Energy Equipment & Services — 3.1%
413	Cameron International Corp. (a)	25,255
689	Ensco plc, (United Kingdom), Class A	40,056
68	FMC Technologies, Inc. (a)	3,771
152	National Oilwell Varco, Inc.	10,504
2,319	Schlumberger Ltd.	166,182

		245,768

	Oil, Gas & Consumable Fuels — 7.3%
461	Anadarko Petroleum Corp.	39,602
531	Apache Corp.	44,503
100	Cabot Oil & Gas Corp.	7,104
196	Cheniere Energy, Inc. (a)	5,442
1,168	Chevron Corp.	138,173
6	Concho Resources, Inc. (a)	493
962	ConocoPhillips	58,192
16	Continental Resources, Inc. (a)	1,408
197	EOG Resources, Inc.	25,905
1,260	Exxon Mobil Corp.	113,813
325	Marathon Petroleum Corp.	23,065
438	Occidental Petroleum Corp.	39,084
729	Phillips 66	42,931
117	Tesoro Corp.	6,100
201	Valero Energy Corp.	6,978
1,028	Williams Cos., Inc. (The)	33,389

		586,182

	Total Energy	831,950

	Financials — 15.3%
	Capital Markets — 3.5%
314	Ameriprise Financial, Inc.	25,406
6	BlackRock, Inc.	1,560
172	Goldman Sachs Group, Inc. (The)	26,033
2,210	Invesco Ltd.	70,277
2,582	Morgan Stanley	63,068
940	State Street Corp.	61,267
122	T. Rowe Price Group, Inc.	8,956
856	TD Ameritrade Holding Corp.	20,804

		277,371

	Commercial Banks — 2.7%
168	BB&T Corp.	5,701
386	East West Bancorp, Inc.	10,610

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
1,720	Huntington Bancshares, Inc.	13,557
61	PNC Financial Services Group, Inc.	4,428
87	SVB Financial Group (a)	7,215
4,179	Wells Fargo & Co.	172,464

		213,975

	Consumer Finance — 0.7%
117	American Express Co.	8,737
819	Capital One Financial Corp.	51,423

		60,160

	Diversified Financial Services — 4.1%
10,364	Bank of America Corp.	133,277
2,920	Citigroup, Inc.	140,074
33	CME Group, Inc.	2,487
257	IntercontinentalExchange, Inc. (a)	45,715
87	Moody’s Corp.	5,281

		326,834

	Insurance — 3.6%
1,404	ACE Ltd., (Switzerland)	125,619
194	Aflac, Inc.	11,264
399	Aon plc, (United Kingdom)	25,656
177	Everest Re Group Ltd., (Bermuda)	22,674
437	Hartford Financial Services Group, Inc.	13,514
146	Lincoln National Corp.	5,325
1,625	MetLife, Inc.	74,382
53	PartnerRe Ltd., (Bermuda)	4,827
84	Prudential Financial, Inc.	6,164

		289,425

	Real Estate Investment Trusts (REITs) — 0.7%
128	American Tower Corp.	9,394
99	Boston Properties, Inc.	10,463
246	CBL & Associates Properties, Inc.	5,261
148	Highwoods Properties, Inc.	5,256
139	Simon Property Group, Inc.	22,011

		52,385

	Total Financials	1,220,150

	Health Care — 13.8%
	Biotechnology — 3.9%
296	Alexion Pharmaceuticals, Inc. (a)	27,324
559	Biogen Idec, Inc. (a)	120,304
60	BioMarin Pharmaceutical, Inc. (a)	3,351
610	Celgene Corp. (a)	71,345
320	Gilead Sciences, Inc. (a)	16,411

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Biotechnology — Continued
323	Onyx Pharmaceuticals, Inc. (a)	35,155
63	Regeneron Pharmaceuticals, Inc. (a)	14,222
361	Vertex Pharmaceuticals, Inc. (a)	28,850

		316,962

	Health Care Equipment & Supplies — 1.0%
268	CareFusion Corp. (a)	9,862
715	Covidien plc, (Ireland)	44,933
58	Intuitive Surgical, Inc. (a)	29,564

		84,359

	Health Care Providers & Services — 3.0%
106	Aetna, Inc.	6,742
75	AmerisourceBergen Corp.	4,203
493	Cardinal Health, Inc.	23,253
79	Catamaran Corp. (a)	3,849
86	Cigna Corp.	6,258
237	DaVita HealthCare Partners, Inc. (a)	28,619
394	Humana, Inc.	33,282
2,052	UnitedHealth Group, Inc.	134,357

		240,563

	Health Care Technology — 0.3%
214	Cerner Corp. (a)	20,548

	Life Sciences Tools & Services — 0.3%
111	Mettler-Toledo International, Inc. (a)	22,347

	Pharmaceuticals — 5.3%
182	Allergan, Inc.	15,325
2,200	Bristol-Myers Squibb Co.	98,325
3,098	Johnson & Johnson	265,993
788	Merck & Co., Inc.	36,595
8	Novo Nordisk A/S, (Denmark), ADR	1,181
36	Valeant Pharmaceuticals International, Inc. (a)	3,131

		420,550

	Total Health Care	1,105,329

	Industrials — 10.4%
	Aerospace & Defense — 3.9%
1,533	Honeywell International, Inc.	121,645
29	Precision Castparts Corp.	6,542
1,989	United Technologies Corp.	184,861

		313,048

	Airlines — 0.3%
927	Delta Air Lines, Inc. (a)	17,344
224	United Continental Holdings, Inc. (a)	7,003

		24,347

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.4%
52	Fortune Brands Home & Security, Inc.	2,027
1,567	Masco Corp.	30,540

		32,567

	Commercial Services & Supplies — 0.0% (g)
19	Tyco International Ltd., (Switzerland)	611

	Construction & Engineering — 1.0%
1,400	Fluor Corp.	83,018

	Electrical Equipment — 0.8%
1,148	Emerson Electric Co.	62,594

	Machinery — 1.6%
24	Cummins, Inc.	2,564
1,887	PACCAR, Inc.	101,258
8	Pentair Ltd., (Switzerland)	460
288	SPX Corp.	20,699

		124,981

	Road & Rail — 2.0%
2,882	CSX Corp.	66,841
89	J.B. Hunt Transport Services, Inc.	6,433
51	Kansas City Southern	5,449
278	Norfolk Southern Corp.	20,231
384	Union Pacific Corp.	59,275

		158,229

	Trading Companies & Distributors — 0.4%
131	W.W. Grainger, Inc.	33,005

	Total Industrials	832,400

	Information Technology — 18.8%
	Communications Equipment — 2.2%
4,742	Cisco Systems, Inc.	115,289
942	QUALCOMM, Inc.	57,550

		172,839

	Computers & Peripherals — 2.1%
395	Apple, Inc.	156,279
88	EMC Corp.	2,074
555	Hewlett-Packard Co.	13,756

		172,109

	Electronic Equipment, Instruments & Components — 0.0% (g)
7	Amphenol Corp., Class A	530

	Internet Software & Services — 3.7%
653	eBay, Inc. (a)	33,788
268	Google, Inc., Class A (a)	236,171

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Internet Software & Services — Continued
153	LinkedIn Corp., Class A (a)	27,307

		297,266

	IT Services — 2.3%
27	Alliance Data Systems Corp. (a)	4,899
251	Cognizant Technology Solutions Corp., Class A (a)	15,728
970	Genpact Ltd., (Bermuda)	18,672
31	International Business Machines Corp.	5,964
79	Jack Henry & Associates, Inc.	3,728
63	MasterCard, Inc., Class A	36,088
4	Teradata Corp. (a)	180
520	Visa, Inc., Class A	95,044

		180,303

	Semiconductors & Semiconductor Equipment — 5.0%
320	Altera Corp.	10,572
3,095	Applied Materials, Inc.	46,142
230	ARM Holdings plc, (United Kingdom), ADR	8,333
218	ASML Holding N.V., (Netherlands)	17,275
2,760	Avago Technologies Ltd., (Singapore)	103,174
1,043	Broadcom Corp., Class A	35,216
805	Freescale Semiconductor Ltd. (a)	10,911
531	KLA-Tencor Corp.	29,604
1,847	Lam Research Corp. (a)	81,914
1,382	ON Semiconductor Corp. (a)	11,163
1,083	Xilinx, Inc.	42,899

		397,203

	Software — 3.5%
554	Adobe Systems, Inc. (a)	25,253
384	Citrix Systems, Inc. (a)	23,192
16	Intuit, Inc.	972
4,157	Microsoft Corp.	143,532
2,323	Oracle Corp.	71,371
98	Salesforce.com, Inc. (a)	3,735
13	SolarWinds, Inc. (a)	523
94	Splunk, Inc. (a)	4,370
160	VMware, Inc., Class A (a)	10,743

		283,691

	Total Information Technology	1,503,941

	Materials — 2.6%
	Chemicals — 2.1%
592	Air Products & Chemicals, Inc.	54,234
587	Axiall Corp.	25,012
1,276	Dow Chemical Co. (The)	41,036

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
75	FMC Corp.	4,564
142	LyondellBasell Industries N.V., (Netherlands), Class A	9,418
233	Methanex Corp., (Canada)	9,968
55	Monsanto Co.	5,386
35	PPG Industries, Inc.	5,063
79	Sherwin-Williams Co. (The)	13,898

		168,579

	Containers & Packaging — 0.2%
361	Crown Holdings, Inc. (a)	14,838

	Metals & Mining — 0.3%
2,235	Alcoa, Inc.	17,476
387	Walter Energy, Inc.	4,028

		21,504

	Total Materials	204,921

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
1,388	Verizon Communications, Inc.	69,870

	Utilities — 1.7%
	Electric Utilities — 1.2%
543	Edison International	26,162
588	NextEra Energy, Inc.	47,937
847	Xcel Energy, Inc.	24,000

		98,099

	Multi-Utilities — 0.5%
732	NiSource, Inc.	20,955
178	Sempra Energy	14,522

		35,477

	Total Utilities	133,576

	Total Common Stocks (Cost $5,903,606)	7,876,188

Short-Term Investment — 1.5%
	Investment Company — 1.5%
120,421	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $120,421)	120,421

	Total Investments — 100.1% (Cost $6,024,027)	7,996,609
	Liabilities in Excess of Other Assets — (0.1)%	(9,326)

	NET ASSETS — 100.0%	$7,987,283

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 0.0% (g)
Common Stocks — 0.0% (g)
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
73	Mallinckrodt plc, (Ireland) (a) †	3,295

	Total Short Positions (Proceeds $3,117)	$3,295

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,018	E-mini S&P 500	09/20/13	$81,404	$(448)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	35

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
†	— Short position is the result of the sale of a when issued security from a pending corporate action on Covidien plc.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund	Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,816,824	$101,870		$4,465,474	$383,524
Investments in affiliates, at value	30,205	1,379		172,744	15,483

Total investment securities, at value	1,847,029	103,249		4,638,218	399,007
Receivables:
Investment securities sold	8,661	—		42,868	248
Fund shares sold	905	—		27,974	324
Dividends from non-affiliates	1,816	11		6,882	384
Dividends from affiliates	1	—	(a)	4	—	(a)

Total Assets	1,858,412	103,260		4,715,946	399,963

LIABILITIES:
Payables:
Distributions	131	—		4,035	45
Securities sold short, at value	601	—		—	—
Investment securities purchased	9,046	869		193,101	3,942
Fund shares redeemed	21,059	1		6,769	311
Variation margin on futures contracts	112	—		—	—
Accrued liabilities:
Investment advisory fees	371	51		1,435	127
Administration fees	64	7		1	27
Shareholder servicing fees	47	19		829	81
Distribution fees	21	—	(a)	505	80
Custodian and accounting fees	21	8		30	8
Trustees’ and Chief Compliance Officer’s fees	1	—		3	—
Other	86	25		477	126

Total Liabilities	31,560	980		207,185	4,747

Net Assets	$1,826,852	$102,280		$4,508,761	$395,216

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid-in-Capital	$1,492,174	$91,975	$3,766,539	$318,750
Accumulated undistributed (distributions in excess of) net investment income (losses)	294	(159)	2,120	(79)
Accumulated net realized gains (losses)	84,871	(4,002)	56,885	(55,751)
Net unrealized appreciation (depreciation)	249,513	14,466	683,217	132,296

Total Net Assets	$1,826,852	$102,280	$4,508,761	$395,216

Net Assets:
Class A	$103,755	$126	$1,285,400	$356,127
Class B	—	—	4,062	2,981
Class C	—	123	407,911	7,769
Class R2	—	—	13,347	—
Class R5	—	32	227,442	—
Class R6	1,460,937	—	233,034	—
Institutional Class	221,638	—	—	—
Select Class	40,522	101,999	2,337,565	28,339

Total	$1,826,852	$102,280	$4,508,761	$395,216

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,119	7	110,596	9,750
Class B	—	—	352	84
Class C	—	7	35,498	230
Class R2	—	—	1,150	—
Class R5	—	2	19,315	—
Class R6	71,760	—	19,799	—
Institutional Class	10,886	—	—	—
Select Class	1,988	5,311	198,543	745

Net Asset Value (a):
Class A — Redemption price per share	$20.27	$18.94	$11.62	$36.53
Class B — Offering price per share (b)	—	—	11.54	35.68
Class C — Offering price per share (b)	—	18.43	11.49	33.83
Class R2 — Offering and redemption price per share	—	—	11.61	—
Class R5 — Offering and redemption price per share	—	19.42	11.78	—
Class R6 — Offering and redemption price per share	20.36	—	11.77	—
Institutional Class — Offering and redemption price per share	20.36	—	—	—
Select Class — Offering and redemption price per share	20.39	19.20	11.77	38.03
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.39	$19.99	$12.26	$38.55

Cost of investments in non-affiliates	$1,567,327	$87,404	$3,782,257	$251,228
Cost of investments in affiliates	30,205	1,379	172,744	15,483
Proceeds received from securities sold short	569	—	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$11,343,397	$696,661		$7,876,188
Investments in affiliates, at value	282,910	7,722		120,421

Total investment securities, at value	11,626,307	704,383		7,996,609
Deposits at broker for futures contracts	—	—		3,769
Receivables:
Investment securities sold	105,819	1,046		54,975
Fund shares sold	21,814	194		18,081
Dividends from non-affiliates	4,335	856		6,449
Dividends from affiliates	11	—	(a)	3

Total Assets	11,758,286	706,479		8,079,886

LIABILITIES:
Payables:
Due to custodian	—	276		—
Distributions	—	1,742		5,228
Securities sold short, at value	—	289		3,295
Investment securities purchased	149,309	7,066		47,920
Fund shares redeemed	36,945	156		30,316
Variation margin on futures contracts	—	—		372
Accrued liabilities:
Investment advisory fees	4,700	232		2,628
Administration fees	26	49		218
Shareholder servicing fees	1,472	132		1,079
Distribution fees	918	11		282
Custodian and accounting fees	104	13		87
Trustees’ and Chief Compliance Officer’s fees	17	—	(a)	4
Other	1,890	92		1,174

Total Liabilities	195,381	10,058		92,603

Net Assets	$11,562,905	$696,421		$7,987,283

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$10,386,701	$587,373	$5,854,930
Accumulated undistributed (distributions in excess of) net investment income	(4,932)	205	931
Accumulated net realized gains (losses)	(517,405)	(10,205)	159,466
Net unrealized appreciation (depreciation)	1,698,541	119,048	1,971,956

Total Net Assets	$11,562,905	$696,421	$7,987,283

Net Assets:
Class A	$2,824,115	$35,030	$874,571
Class B	9,278	1,183	4,466
Class C	396,862	4,890	110,837
Class R2	191,876	378	72,664
Class R5	1,158,856	19,410	455,939
Class R6	2,170,011	43,781	1,379,173
Institutional Class	—	—	1,214,707
Select Class	4,811,907	591,749	3,874,926

Total	$11,562,905	$696,421	$7,987,283

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	108,578	2,503	68,348
Class B	403	86	354
Class C	17,412	357	8,826
Class R2	7,455	27	5,706
Class R5	44,365	1,395	35,562
Class R6	82,991	3,157	107,483
Institutional Class	—	—	94,759
Select Class	185,124	42,820	302,739

Net Asset Value (a):
Class A — Redemption price per share	$26.01	$13.99	$12.80
Class B — Offering price per share (b)	23.01	13.80	12.62
Class C — Offering price per share (b)	22.79	13.70	12.56
Class R2 — Offering and redemption price per share	25.74	13.95	12.74
Class R5 — Offering and redemption price per share	26.12	13.92	12.82
Class R6 — Offering and redemption price per share	26.15	13.87	12.83
Institutional Class — Offering and redemption price per share	—	—	12.82
Select Class — Offering and redemption price per share	25.99	13.82	12.80
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.45	$14.77	$13.51

Cost of investments in non-affiliates	$9,644,856	$577,600	$5,903,606
Cost of investments in affiliates	282,910	7,722	120,421
Proceeds received from securities sold short	—	276	3,117

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	41

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund	Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4	$—		$—	$—
Dividend income from non-affiliates	29,027	473		103,080	8,221
Dividend income from affiliates	20	1		65	5

Total investment income	29,051	474		103,145	8,226

EXPENSES:
Investment advisory fees	3,615	339		12,643	1,379
Administration fees	1,231	48		2,687	294
Distribution fees:
Class A	161	—	(a)	2,177	807
Class B	—	—		31	24
Class C	—	1		1,768	40
Class R2	—	—		28	—
Shareholder servicing fees:
Class A	161	—	(a)	2,177	807
Class B	—	—		10	8
Class C	—	—	(a)	589	13
Class R2	—	—		14	—
Class R5	—	—	(a)	76	—
Institutional Class	191	—		—	—
Select Class	68	141		4,433	34
Custodian and accounting fees	79	29		121	30
Professional fees	67	47		73	45
Trustees’ and Chief Compliance Officer’s fees	16	—	(a)	35	2
Printing and mailing costs	34	7		261	40
Registration and filing fees	55	16		313	51
Transfer agent fees	245	11		2,268	424
Other	19	4		64	8

Total expenses	5,942	643		29,768	4,006

Less amounts waived	(350)	(79)		(1,535)	(14)

Net expenses	5,592	564		28,233	3,992

Net investment income (loss)	23,459	(90)		74,912	4,234

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	134,186	(26)		69,841	29,391
Futures	4,937	—		—	—

Net realized gain (loss)	139,123	(26)		69,841	29,391

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	123,388	9,369		479,810	45,073
Futures	(617)	—		—	—
Securities sold short	(32)	—		—	—

Change in net unrealized appreciation/depreciation	122,739	9,369		479,810	45,073

Net realized/unrealized gains (losses)	261,862	9,343		549,651	74,464

Change in net assets resulting from operations	$285,321	$9,253		$624,563	$78,698

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$136,757	$13,047	$147,200
Dividend income from affiliates	345	6	91

Total investment income	137,102	13,053	147,291

EXPENSES:
Investment advisory fees	48,826	2,538	29,099
Administration fees	8,309	541	6,196
Distribution fees:
Class A	6,009	74	1,943
Class B	81	10	36
Class C	2,368	28	682
Class R2	740	2	257
Shareholder servicing fees:
Class A	6,009	74	1,943
Class B	27	3	12
Class C	790	10	227
Class R2	370	1	129
Class R5	442	8	204
Institutional Class	—	—	849
Select Class	10,841	1,395	9,844
Custodian and accounting fees	384	52	331
Professional fees	134	53	125
Trustees’ and Chief Compliance Officer’s fees	110	7	84
Printing and mailing costs	784	9	500
Registration and filing fees	731	72	157
Transfer agent fees	8,411	172	4,466
Other	183	22	145

Total expenses	95,549	5,071	57,229

Less amounts waived	(5,054)	(100)	(2,686)
Less earnings credits	— (a)	—	—

Net expenses	90,495	4,971	54,543

Net investment income (loss)	46,607	8,082	92,748

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(326,384)	99,795	462,866
Futures	—	—	17,337

Net realized gain (loss)	(326,384)	99,795	480,203

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,289,666	52,191	950,627
Futures	—	—	(2,755)
Securities sold short	—	(13)	(178)

Change in net unrealized appreciation/depreciation	1,289,666	52,178	947,694

Net realized/unrealized gains (losses)	963,282	151,973	1,427,897

Change in net assets resulting from operations	$1,009,889	$160,055	$1,520,645

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,459	$14,792	$(90)	$(216)
Net realized gain (loss)	139,123	12,773	(26)	(2,051)
Change in net unrealized appreciation/depreciation	122,739	28,689	9,369	3,389

Change in net assets resulting from operations	285,321	56,254	9,253	1,122

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(897)	(137)	—	—
From net realized gains	(1,388)	—	—	—
Class R6
From net investment income	(19,141)	(12,011)	—	—
From net realized gains	(36,007)	—	—	—
Institutional Class
From net investment income	(2,982)	(1,864)	—	—
From net realized gains	(6,783)	—	—	—
Select Class
From net investment income	(417)	(173)	—	—
From net realized gains	(904)	—	—	—

Total distributions to shareholders	(68,519)	(14,185)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	377,140	478,660	53,837	(5,780)

NET ASSETS:
Change in net assets	593,942	520,729	63,090	(4,658)
Beginning of period	1,232,910	712,181	39,190	43,848

End of period	$1,826,852	$1,232,910	$102,280	$39,190

Accumulated undistributed (distributions in excess of) net investment income (losses)	$294	$519	$(159)	$(122)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$74,912	$30,360	$4,234	$3,781
Net realized gain (loss)	69,841	10,022	29,391	9,136
Change in net unrealized appreciation/depreciation	479,810	119,295	45,073	1,887

Change in net assets resulting from operations	624,563	159,677	78,698	14,804

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19,317)	(7,456)	(4,024)	(3,511)
From net realized gains	(5,498)	(1,481)	—	—
Class B
From net investment income	(70)	(61)	(25)	(26)
From net realized gains	(29)	(20)	—	—
Class C
From net investment income	(4,350)	(1,172)	(55)	(34)
From net realized gains	(1,406)	(240)	—	—
Class R2
From net investment income	(121)	(12)	—	—
From net realized gains	(24)	(1)	—	—
Class R5
From net investment income	(3,934)	(1,602)	—	—
From net realized gains	(977)	(229)	—	—
Class R6 (a)
From net investment income	(3,107)	(480)	—	—
From net realized gains	(431)	—	—	—
Select Class
From net investment income	(42,429)	(17,837)	(234)	(90)
From net realized gains	(11,551)	(2,850)	—	—

Total distributions to shareholders	(93,244)	(33,441)	(4,338)	(3,661)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,764,743	1,626,785	12,439	(23,585)

NET ASSETS:
Change in net assets	2,296,062	1,753,021	86,799	(12,442)
Beginning of period	2,212,699	459,678	308,417	320,859

End of period	$4,508,761	$2,212,699	$395,216	$308,417

Accumulated undistributed (distributions in excess of) net investment income	$2,120	$(458)	$(79)	$53

(a)	Commencement of offering of class of shares effective January 31, 2012 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,607	$(2,534)	$8,082	$7,352
Net realized gain (loss)	(326,384)	(142,714)	99,795	38,076
Change in net unrealized appreciation/depreciation	1,289,666	345,625	52,178	(59,886)

Change in net assets resulting from operations	1,009,889	200,377	160,055	(14,458)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,070)	—	(343)	(248)
Class B
From net investment income	(3)	—	(9)	(9)
Class C
From net investment income	(501)	—	(28)	(16)
Class R2
From net investment income	(401)	(1)	(3)	(1)
Class R5
From net investment income	(6,158)	(140)	(293)	(352)
Class R6
From net investment income	(12,750)	(129)	(389)	(156)
Select Class
From net investment income	(20,306)	(421)	(7,078)	(6,698)

Total distributions to shareholders	(48,189)	(691)	(8,143)	(7,480)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,684,331	4,791,189	(90,864)	(10,513)

NET ASSETS:
Change in net assets	4,646,031	4,990,875	61,048	(32,451)
Beginning of period	6,916,874	1,925,999	635,373	667,824

End of period	$11,562,905	$6,916,874	$696,421	$635,373

Accumulated undistributed (distributions in excess of) net investment income	$(4,932)	$(3,036)	$205	$261

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	U.S. Equity Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$92,748	$61,156
Net realized gain (loss)	480,203	(11,561)
Change in net unrealized appreciation/depreciation	947,694	132,494

Change in net assets resulting from operations	1,520,645	182,089

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,381)	(4,782)
From net realized gains	(15,212)	(2,714)
Class B
From net investment income	(28)	(20)
From net realized gains	(97)	(31)
Class C
From net investment income	(586)	(280)
From net realized gains	(1,789)	(317)
Class R2
From net investment income	(467)	(148)
From net realized gains	(981)	(82)
Class R5
From net investment income	(5,910)	(3,201)
From net realized gains	(8,373)	(1,305)
Class R6
From net investment income	(17,082)	(10,168)
From net realized gains	(21,719)	(3,702)
Institutional Class
From net investment income	(12,288)	(5,886)
From net realized gains	(14,514)	(2,489)
Select Class
From net investment income	(48,777)	(34,893)
From net realized gains	(80,114)	(17,997)

Total distributions to shareholders	(236,318)	(88,015)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	249,947	1,526,527

NET ASSETS:
Change in net assets	1,534,274	1,620,601
Beginning of period	6,453,009	4,832,408

End of period	$7,987,283	$6,453,009

Accumulated undistributed (distributions in excess of) net investment income	$931	$1,751

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$96,937	$26,796	$—	$—
Distributions reinvested	2,272	137	—	—
Cost of shares redeemed	(28,925)	(10,466)	—	—

Change in net assets resulting from Class A capital transactions	$70,284	$16,467	$—	$—

Class R6
Proceeds from shares issued	$438,811	$450,054	$—	$—
Distributions reinvested	55,148	12,011	—	—
Cost of shares redeemed	(227,923)	(50,349)	—	—

Change in net assets resulting from Class R6 capital transactions	$266,036	$411,716	$—	$—

Institutional Class
Proceeds from shares issued	$86,438	$65,484	$—	$—
Distributions reinvested	9,649	1,862	—	—
Cost of shares redeemed	(75,564)	(19,912)	—	—

Change in net assets resulting from Institutional Class capital transactions	$20,523	$47,434	$—	$—

Select Class
Proceeds from shares issued	$26,750	$5,060	$69,660	$7,108
Distributions reinvested	943	86	—	—
Cost of shares redeemed	(7,396)	(2,103)	(15,823)	(12,888)

Change in net assets resulting from Select Class capital transactions	$20,297	$3,043	$53,837	$(5,780)

Total change in net assets resulting from capital transactions	$377,140	$478,660	$53,837	$(5,780)

SHARE TRANSACTIONS:
Class A
Issued	5,299	1,584	—	—
Reinvested	125	8	—	—
Redeemed	(1,500)	(599)	—	—

Change in Class A Shares	3,924	993	—	—

Class R6
Issued	22,846	26,788	—	—
Reinvested	3,035	729	—	—
Redeemed	(12,719)	(3,213)	—	—

Change in Class R6 Shares	13,162	24,304	—	—

Institutional Class
Issued	4,518	3,833	—	—
Reinvested	534	114	—	—
Redeemed	(3,999)	(1,194)	—	—

Change in Institutional Class Shares	1,053	2,753	—	—

Select Class
Issued	1,414	293	3,788	479
Reinvested	52	5	—	—
Redeemed	(391)	(126)	(900)	(850)

Change in Select Class Shares	1,075	172	2,888	(371)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$737,962	$424,660	$35,245	$11,165
Distributions reinvested	23,473	8,447	3,805	3,339
Cost of shares redeemed	(202,721)	(95,525)	(46,195)	(38,398)

Change in net assets resulting from Class A capital transactions	$558,714	$337,582	$(7,145)	$(23,894)

Class B
Proceeds from shares issued	$666	$746	$46	$119
Distributions reinvested	87	72	24	26
Cost of shares redeemed	(1,725)	(2,541)	(1,068)	(1,356)

Change in net assets resulting from Class B capital transactions	$(972)	$(1,723)	$(998)	$(1,211)

Class C
Proceeds from shares issued	$268,094	$110,299	$3,658	$1,398
Distributions reinvested	4,630	1,128	50	30
Cost of shares redeemed	(34,460)	(15,205)	(1,194)	(1,299)

Change in net assets resulting from Class C capital transactions	$238,264	$96,222	$2,514	$129

Class R2
Proceeds from shares issued	$12,892	$1,756	$—	$—
Distributions reinvested	145	12	—	—
Cost of shares redeemed	(2,395)	(150)	—	—

Change in net assets resulting from Class R2 capital transactions	$10,642	$1,618	$—	$—

Class R5
Proceeds from shares issued	$118,180	$138,348	$—	$—
Distributions reinvested	4,911	1,831	—	—
Cost of shares redeemed	(32,438)	(40,633)	—	—

Change in net assets resulting from Class R5 capital transactions	$90,653	$99,546	$—	$—

Class R6 (a)
Proceeds from shares issued	$213,112	$83,915	$—	$—
Distributions reinvested	2,662	141	—	—
Cost of shares redeemed	(74,123)	(12,794)	—	—

Change in net assets resulting from Class R6 capital transactions	$141,651	$71,262	$—	$—

Select Class
Proceeds from shares issued	$1,117,631	$1,203,854	$29,596	$2,028
Distributions reinvested	23,225	7,939	181	53
Cost of shares redeemed	(415,065)	(189,515)	(11,709)	(690)

Change in net assets resulting from Select Class capital transactions	$725,791	$1,022,278	$18,068	$1,391

Total change in net assets resulting from capital transactions	$1,764,743	$1,626,785	$12,439	$(23,585)

(a)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	68,181	45,117	1,056	395
Reinvested	2,207	897	113	122
Redeemed	(18,810)	(10,173)	(1,393)	(1,402)

Change in Class A Shares	51,578	35,841	(224)	(885)

Class B
Issued	62	80	2	4
Reinvested	8	8	1	1
Redeemed	(163)	(282)	(33)	(52)

Change in Class B Shares	(93)	(194)	(30)	(47)

Class C
Issued	24,888	11,785	115	56
Reinvested	440	120	2	1
Redeemed	(3,212)	(1,636)	(39)	(51)

Change in Class C Shares	22,116	10,269	78	6

Class R2
Issued	1,186	180	—	—
Reinvested	13	1	—	—
Redeemed	(220)	(15)	—	—

Change in Class R2 Shares	979	166	—	—

Class R5
Issued	10,685	15,010	—	—
Reinvested	456	193	—	—
Redeemed	(3,032)	(4,305)	—	—

Change in Class R5 Shares	8,109	10,898	—	—

Class R6 (a)
Issued	19,542	8,367	—	—
Reinvested	241	14	—	—
Redeemed	(7,073)	(1,292)	—	—

Change in Class R6 Shares	12,710	7,089	—	—

Select Class
Issued	102,846	128,808	860	71
Reinvested	2,161	827	5	2
Redeemed	(38,275)	(19,342)	(364)	(24)

Change in Select Class Shares	66,732	110,293	501	49

(a)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,681,868	$1,485,061	$9,793	$7,733
Distributions reinvested	7,269	—	334	241
Cost of shares redeemed	(758,726)	(186,800)	(7,966)	(7,007)

Change in net assets resulting from Class A capital transactions	$930,411	$1,298,261	$2,161	$967

Class B
Proceeds from shares issued	$566	$713	$80	$50
Distributions reinvested	3	—	8	8
Cost of shares redeemed	(4,476)	(7,529)	(663)	(843)

Change in net assets resulting from Class B capital transactions	$(3,907)	$(6,816)	$(575)	$(785)

Class C
Proceeds from shares issued	$216,349	$188,775	$2,372	$1,321
Distributions reinvested	328	—	26	14
Cost of shares redeemed	(55,203)	(17,008)	(1,593)	(1,141)

Change in net assets resulting from Class C capital transactions	$161,474	$171,767	$805	$194

Class R2
Proceeds from shares issued	$136,252	$92,133	$282	$83
Distributions reinvested	328	1	1	1
Cost of shares redeemed	(45,030)	(6,156)	(125)	(59)

Change in net assets resulting from Class R2 capital transactions	$91,550	$85,978	$158	$25

Class R5
Proceeds from shares issued	$726,113	$597,130	$20,693	$1,737
Distributions reinvested	5,802	140	293	352
Cost of shares redeemed	(248,553)	(81,364)	(30,349)	(3,616)

Change in net assets resulting from Class R5 capital transactions	$483,362	$515,906	$(9,363)	$(1,527)

Class R6
Proceeds from shares issued	$1,276,837	$1,106,703	$30,498	$1,179
Distributions reinvested	11,769	129	389	156
Cost of shares redeemed	(323,090)	(87,682)	(4,653)	(765)

Change in net assets resulting from Class R6 capital transactions	$965,516	$1,019,150	$26,234	$570

Select Class
Proceeds from shares issued	$2,425,990	$2,248,235	$15,803	$25,030
Distributions reinvested	9,684	93	47	73
Cost of shares redeemed	(1,379,749)	(541,385)	(126,134)	(35,060)

Change in net assets resulting from Select Class capital transactions	$1,055,925	$1,706,943	$(110,284)	$(9,957)

Total change in net assets resulting from capital transactions	$3,684,331	$4,791,189	$(90,864)	$(10,513)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	68,413	63,642	764	723
Reinvested	299	—	26	23
Redeemed	(30,354)	(8,079)	(627)	(648)

Change in Class A Shares	38,358	55,563	163	98

Class B
Issued	26	36	6	5
Reinvested	— (a)	—	1	1
Redeemed	(204)	(377)	(54)	(80)

Change in Class B Shares	(178)	(341)	(47)	(74)

Class C
Issued	10,019	9,154	191	122
Reinvested	15	—	2	1
Redeemed	(2,519)	(834)	(134)	(109)

Change in Class C Shares	7,515	8,320	59	14

Class R2
Issued	5,599	3,897	24	7
Reinvested	14	— (a)	— (a)	— (a)
Redeemed	(1,823)	(260)	(10)	(5)

Change in Class R2 Shares	3,790	3,637	14	2

Class R5
Issued	29,385	25,786	1,466	164
Reinvested	236	7	24	34
Redeemed	(9,897)	(3,549)	(2,472)	(331)

Change in Class R5 Shares	19,724	22,244	(982)	(133)

Class R6
Issued	51,377	46,377	2,468	119
Reinvested	478	6	29	15
Redeemed	(12,934)	(3,669)	(372)	(72)

Change in Class R6 Shares	38,921	42,714	2,125	62

Select Class
Issued	99,374	98,785	1,244	2,451
Reinvested	399	4	4	7
Redeemed	(55,281)	(23,773)	(10,585)	(3,125)

Change in Select Class Shares	44,492	75,016	(9,337)	(667)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	U.S. Equity Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$317,607	$412,813
Distributions reinvested	21,062	6,868
Cost of shares redeemed	(265,352)	(193,790)

Change in net assets resulting from Class A capital transactions	$73,317	$225,891

Class B
Proceeds from shares issued	$82	$257
Distributions reinvested	121	49
Cost of shares redeemed	(1,552)	(2,380)

Change in net assets resulting from Class B capital transactions	$(1,349)	$(2,074)

Class C
Proceeds from shares issued	$35,948	$38,529
Distributions reinvested	2,151	526
Cost of shares redeemed	(19,119)	(20,678)

Change in net assets resulting from Class C capital transactions	$18,980	$18,377

Class R2
Proceeds from shares issued	$44,824	$28,358
Distributions reinvested	1,212	170
Cost of shares redeemed	(13,937)	(5,907)

Change in net assets resulting from Class R2 capital transactions	$32,099	$22,621

Class R5
Proceeds from shares issued	$134,146	$204,903
Distributions reinvested	13,036	4,150
Cost of shares redeemed	(97,891)	(38,808)

Change in net assets resulting from Class R5 capital transactions	$49,291	$170,245

Class R6
Proceeds from shares issued	$357,529	$580,194
Distributions reinvested	36,658	13,543
Cost of shares redeemed	(332,840)	(40,629)

Change in net assets resulting from Class R6 capital transactions	$61,347	$553,108

Institutional Class
Proceeds from shares issued	$646,883	$362,823
Distributions reinvested	20,902	5,451
Cost of shares redeemed	(208,805)	(260,526)

Change in net assets resulting from Institutional Class capital transactions	$458,980	$107,748

Select Class
Proceeds from shares issued	$1,142,555	$1,199,262
Distributions reinvested	95,824	33,012
Cost of shares redeemed	(1,681,097)	(801,663)

Change in net assets resulting from Select Class capital transactions	$(442,718)	$430,611

Total change in net assets resulting from capital transactions	$249,947	$1,526,527

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	26,919	39,984
Reinvested	1,851	687
Redeemed	(22,129)	(19,011)

Change in Class A Shares	6,641	21,660

Class B
Issued	7	25
Reinvested	11	5
Redeemed	(134)	(237)

Change in Class B Shares	(116)	(207)

Class C
Issued	3,084	3,763
Reinvested	195	54
Redeemed	(1,655)	(2,067)

Change in Class C Shares	1,624	1,750

Class R2
Issued	3,820	2,720
Reinvested	107	17
Redeemed	(1,185)	(577)

Change in Class R2 Shares	2,742	2,160

Class R5
Issued	11,490	20,118
Reinvested	1,138	409
Redeemed	(8,247)	(3,739)

Change in Class R5 Shares	4,381	16,788

Class R6
Issued	30,187	54,627
Reinvested	3,185	1,340
Redeemed	(29,466)	(3,879)

Change in Class R6 Shares	3,906	52,088

Institutional Class
Issued	53,674	34,671
Reinvested	1,809	538
Redeemed	(17,530)	(25,385)

Change in Institutional Class Shares	37,953	9,824

Select Class
Issued	96,628	117,290
Reinvested	8,441	3,323
Redeemed	(139,323)	(77,448)

Change in Select Class Shares	(34,254)	43,165

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2013	$17.42	$0.20	(d)	$3.56	$3.76	$(0.23)	$(0.68)	$(0.91)
Year Ended June 30, 2012	16.80	0.21	(d)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(d)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(d)	1.54	1.72	(0.17)	—	(0.17)
Year Ended June 30, 2009	15.44	0.31	(d)	(3.93)	(3.62)	(0.30)	—	(0.30)

Class R6
Year Ended June 30, 2013	17.48	0.32	(d)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(d)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(d)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(d)	1.56	1.80	(0.24)	—	(0.24)
Year Ended June 30, 2009	15.45	0.37	(d)	(3.94)	(3.57)	(0.36)	—	(0.36)

Institutional Class
Year Ended June 30, 2013	17.48	0.30	(d)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(d)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(d)	3.72	3.96	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.52	0.23	(d)	1.57	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	15.45	0.32	(d)	(3.90)	(3.58)	(0.35)	—	(0.35)

Select Class
Year Ended June 30, 2013	17.51	0.27	(d)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(d)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(d)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(d)	1.56	1.77	(0.20)	—	(0.20)
Year Ended June 30, 2009	15.48	0.33	(d)	(3.94)	(3.61)	(0.33)	—	(0.33)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$20.27	22.33%	$103,755	0.85%	1.04%	0.87%	178%
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169
11.52	(23.29)	965	0.85	2.59	0.97	92

20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169
11.52	(22.95)	83,583	0.35	3.09	0.47	92

20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169
11.52	(23.03)	124,398	0.45	2.76	0.58	92

20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169
11.54	(23.17)	10,514	0.60	2.76	0.72	92

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Dynamic Growth Fund
Class A
Year Ended June 30, 2013	$15.89	$(0.05	)(e)(f)	$3.10	$3.05
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42
Year Ended June 30, 2011	11.44	(0.10	)(e)	4.13	4.03
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)

Class C
Year Ended June 30, 2013	15.54	(0.14	)(e)(f)	3.03	2.89
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33
Year Ended June 30, 2011	11.29	(0.17	)(e)	4.09	3.92
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)

Class R5
Year Ended June 30, 2013	16.22	0.03	(e)(f)	3.17	3.20
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50
Year Ended June 30, 2011	11.57	(0.04	)(e)	4.19	4.15
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)

Select Class
Year Ended June 30, 2013	16.07	(0.03	)(e)(f)	3.16	3.13
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46
Year Ended June 30, 2011	11.51	(0.06	)(e)	4.16	4.10
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (d)

$18.94	19.19%	$126	1.25%	(0.30	)%(f)	1.42%	82%
15.89	2.71	106	1.24	(0.81)		1.44	99
15.47	35.23	103	1.23	(0.71)		3.18	97
11.44	15.44	76	1.25	(0.61)		5.82	39
9.91	(29.57)	66	1.25	(0.37)		7.27	73

18.43	18.60	123	1.74	(0.80	)(f)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99
15.21	34.72	102	1.73	(1.21)		3.68	97
11.29	14.74	75	1.75	(1.11)		6.32	39
9.84	(29.91)	66	1.75	(0.87)		7.77	73

19.42	19.73	32	0.80	0.15	(f)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97
11.57	15.93	19	0.80	(0.17)		5.37	39
9.98	(29.27)	17	0.80	0.07		6.82	73

19.20	19.48	101,999	1.00	(0.16	)(f)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99
15.61	35.62	43,617	0.97	(0.41)		1.59	97
11.51	15.68	2,130	1.00	(0.36)		5.57	39
9.95	(29.38)	1,842	1.00	(0.12)		7.02	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2013	$9.84	$0.24	(f)(h)	$1.84	$2.08	$(0.23)	$(0.07)	$(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(f)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(f)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)

Class B
Year Ended June 30, 2013	9.78	0.18	(f)(h)	1.83	2.01	(0.18)	(0.07)	(0.25)
Year Ended June 30, 2012	9.33	0.15	(f)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(f)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(f)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)

Class C
Year Ended June 30, 2013	9.74	0.18	(f)(h)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(f)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)

Class R2
Year Ended June 30, 2013	9.84	0.21	(f)(h)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (g) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (g) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (g) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2013	9.96	0.27	(f)(h)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(f)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(f)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21. $0.16, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.49%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.62	21.53%	$1,285,400	1.03%	2.22	%(h)	1.08%	34%
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43
6.35	(22.86)	66,117	1.23	3.13		1.39	54

11.54	20.90	4,062	1.52	1.75	(h)	1.58	34
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43
6.30	(23.39)	7,829	1.85	2.49		1.89	54

11.49	20.94	407,911	1.53	1.71	(h)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43
6.30	(23.36)	3,879	1.85	2.54		1.90	54

11.61	21.21	13,347	1.28	1.92	(h)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

11.78	22.17	227,442	0.58	2.69	(h)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

11.77	22.12	233,034	0.53	2.63	(h)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

11.77	21.84	2,337,565	0.78	2.48	(h)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43
6.42	(22.59)	78,303	0.89	3.51		1.15	54

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Growth and Income Fund
Class A
Year Ended June 30, 2013	$29.43	$0.40	(d)	$7.11	$7.51	$(0.41)
Year Ended June 30, 2012	28.26	0.35	(d)	1.16	1.51	(0.34)
Year Ended June 30, 2011	22.30	0.28	(d)	5.96	6.24	(0.28)
Year Ended June 30, 2010	19.46	0.35	(d)	2.83	3.18	(0.34)
Year Ended June 30, 2009	27.97	0.44	(d)	(8.52)	(8.08)	(0.43)

Class B
Year Ended June 30, 2013	28.76	0.23	(d)	6.94	7.17	(0.25)
Year Ended June 30, 2012	27.62	0.21	(d)	1.14	1.35	(0.21)
Year Ended June 30, 2011	21.80	0.15	(d)	5.82	5.97	(0.15)
Year Ended June 30, 2010	19.03	0.23	(d)	2.76	2.99	(0.22)
Year Ended June 30, 2009	27.36	0.32	(d)	(8.32)	(8.00)	(0.33)

Class C
Year Ended June 30, 2013	27.32	0.22	(d)	6.59	6.81	(0.30)
Year Ended June 30, 2012	26.27	0.20	(d)	1.08	1.28	(0.23)
Year Ended June 30, 2011	20.77	0.14	(d)	5.53	5.67	(0.17)
Year Ended June 30, 2010	18.15	0.21	(d)	2.66	2.87	(0.25)
Year Ended June 30, 2009	26.13	0.31	(d)	(7.95)	(7.64)	(0.34)

Select Class
Year Ended June 30, 2013	30.63	0.51	(d)	7.40	7.91	(0.51)
Year Ended June 30, 2012	29.39	0.45	(d)	1.21	1.66	(0.42)
Year Ended June 30, 2011	23.18	0.37	(d)	6.20	6.57	(0.36)
Year Ended June 30, 2010	20.21	0.43	(d)	2.95	3.38	(0.41)
Year Ended June 30, 2009	29.02	0.52	(d)	(8.82)	(8.30)	(0.51)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.53	25.65%	$356,127	1.15%	1.23%	1.16%	35%
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41
19.46	(28.88)	253,559	1.27	2.06	1.28	52

35.68	25.01	2,981	1.66	0.73	1.66	35
28.76	4.93	3,286	1.69	0.77	1.70	28
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41
19.03	(29.24)	5,976	1.77	1.53	1.78	52

33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41
18.15	(29.24)	2,027	1.77	1.54	1.78	52

38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41
20.21	(28.61)	1,905	0.90	2.14	1.04	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Year Ended June 30, 2013	$23.64	$0.08	(f)(i)	$2.37	$2.45	$(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(f)	2.52	2.48	—
Year Ended June 30, 2009	19.50	0.01	(f)	(6.11)	(6.10)	(0.02)

Class B
Year Ended June 30, 2013	20.96	(0.04	)(f)(i)	2.10	2.06	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(f)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(f)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(f)	2.27	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(f)	(5.52)	(5.59)	(0.01)

Class C
Year Ended June 30, 2013	20.79	(0.04	)(f)(i)	2.07	2.03	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(f)	2.26	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(f)	(5.48)	(5.54)	(0.01)

Class R2
Year Ended June 30, 2013	23.44	0.01	(f)(i)	2.36	2.37	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(f)	2.52	2.44	—
November 3, 2008 (g) through June 30, 2009	13.68	0.01	(f)	(0.31)	(0.30)	(0.01)

Class R5
Year Ended June 30, 2013	23.74	0.17	(f)(i)	2.38	2.55	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(f)	2.50	2.53	—
April 14, 2009 (g) through June 30, 2009	12.47	0.01	(f)	0.81	0.82	(0.01)

Class R6
Year Ended June 30, 2013	23.76	0.18	(f)(i)	2.39	2.57	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)
November 30, 2010 (g) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—

Select Class
Year Ended June 30, 2013	23.61	0.12	(f)(i)	2.37	2.49	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(f)(h)	2.51	2.51	—
Year Ended June 30, 2009	19.33	0.04	(f)	(6.06)	(6.02)	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds ot less than $0.01.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$26.01	10.40%	$2,824,115	1.09%	0.30	%(i)	1.19%	47%
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61
13.38	(31.26)	160,168	1.24	0.05		1.45	124

23.01	9.81	9,278	1.59	(0.19	)(i)	1.68	47
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61
12.05	(31.69)	26,025	1.78	(0.52)		1.93	124

22.79	9.80	396,862	1.59	(0.20	)(i)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61
11.95	(31.67)	5,996	1.78	(0.50)		1.94	124

25.74	10.12	191,876	1.34	0.05	(i)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84
15.81	18.25	58	1.48	(0.52)		1.56	61
13.37	(2.16)	49	1.49	0.16		1.80	124

26.12	10.78	1,158,856	0.71	0.69	(i)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84
15.81	19.05	10,618	0.78	0.20		0.85	61
13.28	6.56	53	0.79	0.19		1.17	124

26.15	10.87	2,170,011	0.67	0.72	(i)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

25.99	10.58	4,811,907	0.91	0.50	(i)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84
15.79	18.90	300,304	0.99	(0.02)		1.07	61
13.28	(31.13)	335,992	0.99	0.29		1.19	124

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Value Fund
Class A
Year Ended June 30, 2013	$11.02	$0.14	(f)	$2.97	$3.11	$(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)
Year Ended June 30, 2009	10.66	0.18	(f)	(2.54)	(2.36)	(0.21)

Class B
Year Ended June 30, 2013	10.86	0.07	(f)	2.95	3.02	(0.08)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)
Year Ended June 30, 2009	10.52	0.13	(f)	(2.50)	(2.37)	(0.16)

Class C
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)
Year Ended June 30, 2009	10.47	0.14	(f)	(2.50)	(2.36)	(0.16)

Class R2
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)
Year Ended June 30, 2010	8.08	0.07	(f)	1.03	1.10	(0.05)
November 3, 2008 (g) through June 30, 2009	8.10	0.11	(f)	0.02	0.13	(0.15)

Class R5
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)
Year Ended June 30, 2009	10.52	0.25	(f)	(2.54)	(2.29)	(0.22)

Class R6
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)

Select Class
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)
Year Ended June 30, 2010	7.99	0.12	(f)	1.01	1.13	(0.08)
Year Ended June 30, 2009	10.53	0.20	(f)	(2.51)	(2.31)	(0.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.99	28.38%	$35,030	0.94%	1.11%	1.04%	119%
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108

13.80	27.88	1,183	1.43	0.60	1.55	119
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108

13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108

13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86
8.08	1.95	51	1.46	2.29	1.47	108

13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108

13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86
7.99	(21.78)	351,537	0.91	2.44	0.92	108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2013	$10.73	$0.13	(f)	$2.31	$2.44	$(0.13)	$(0.24)	$(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(f)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(f)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)

Class B
Year Ended June 30, 2013	10.59	0.07	(f)	2.27	2.34	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.51	0.04	(f)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(f)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(f)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)

Class C
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(f)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)

Class R2
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(f)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (g) through June 30, 2009	7.36	0.07	(f)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(f)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(f)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)

Class R6
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (g) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)

Institutional Class
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(f)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(f)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)

Select Class
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(f)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(f)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.80	23.14%	$874,571	0.97%	1.06%	1.06%	88%
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84
7.35	(21.36)	103,103	1.05	1.49	1.12	101

12.62	22.45	4,466	1.46	0.57	1.56	88
10.59	1.74	4,979	1.47	0.43	1.58	83
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84
7.26	(21.70)	8,559	1.57	0.96	1.61	101

12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84
7.25	(21.69)	10,216	1.57	0.97	1.62	101

12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69
8.29	13.56	492	1.30	0.57	1.33	84
7.35	1.70	51	1.30	1.47	1.39	101

12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69
8.31	14.30	209,619	0.59	1.39	0.63	84
7.36	(20.91)	596	0.59	2.08	0.65	101

12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69
8.31	14.40	441,540	0.64	1.25	0.68	84
7.35	(21.04)	263,859	0.64	1.88	0.72	101

12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84
7.35	(21.04)	1,138,732	0.79	1.76	0.87	101

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Prior to July 19, 2013, Class A, Class C and Class R5 Shares and prior to August 6, 2010, Select Class Shares of the Dynamic Growth Fund were not publicly offered for investment.

Class R6 Shares commenced operations on January 31, 2012 for Equity Income Fund.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and earn income from dividends.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,844,904		$2,125	$—	$1,847,029

Total Liabilities in Securities Sold Short (b)	$(601)	$		$—	$(601)

Appreciation in Other Financial Instruments
Futures Contracts	$48		$—	$—	$48

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$103,249	$	$—	$103,249

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$4,638,218	$—	$—	$4,638,218

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$399,007	$—	$—	$399,007

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$11,626,307	$	$—	$11,626,307

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$704,383	$—	$	$704,383

Total Liabilities in Securities Sold Short (b)	$(289)	$—	$	$(289)

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$7,996,609	$	$—	$7,996,609

Total Liabilities in Securities Sold Short (b)	$(3,295)	$	$—	$(3,295)

Depreciation in Other Financial Instruments
Futures Contracts	$(448)	$—	$—	$(448)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 . An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2013, the Funds had no investments in restricted or illiquid securities.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$22,195	$59,394
Ending Notional Balance Long	12,235	81,404

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are generally declared and paid annually, and the Equity Income Fund, which are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Disciplined Equity Fund	$—	(a)	$(247)	$247
Dynamic Growth Fund	(53)		53	— (a)
Equity Income Fund	—	(a)	994	(994)
Growth and Income Fund	(151)		(28)	179
Large Cap Growth Fund	(1,374)		(314)	1,688
Large Cap Value Fund	—	(a)	5	(5)
U.S. Equity Fund	—	(a)	(49)	49

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable dividends (Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund), taxable overdistributions (Growth and Income Fund and Large Cap Growth Fund), net operating losses (Dynamic Growth Fund), investments in real estate investment trusts (Disciplined Equity Fund, Growth and Income Fund, U.S. Equity Fund) and investments in partnerships (Equity Income Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was as follows:

Disciplined Equity Fund	0.09%
Dynamic Growth Fund	0.08
Equity Income Fund	0.08
Growth and Income Fund	0.09
Large Cap Growth Fund	0.09
Large Cap Value Fund	0.09
U.S. Equity Fund	0.09

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$6	$—
Equity Income Fund	653	13
Growth and Income Fund	41	—	(a)
Large Cap Growth Fund	344	30
Large Cap Value Fund	11	—	(a)
U.S. Equity Fund	173	5

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$300	$—	$300
Dynamic Growth Fund	29	26	23	78
Equity Income Fund	27	1,372	—	1,399
Growth and Income Fund	—	—	2	2
Large Cap Growth Fund	398	1,898	2,055	4,351
Large Cap Value Fund	7	33	32	72
U.S. Equity Fund	69	1,751	647	2,467

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing		Total
Equity Income Fund	$—	(a)	$1		$1
Large Cap Growth Fund	27		—		27
Large Cap Value Fund	—	(a)	15		15
U.S. Equity Fund	1		—	(a)	1

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 was as follows (amounts in thousands):

Disciplined Equity Fund	$50
Dynamic Growth Fund	1
Equity Income Fund	135
Growth and Income Fund	12
Large Cap Growth Fund	676
Large Cap Value Fund	13
U.S. Equity Fund	218

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$2,875,011	$2,534,680
Dynamic Growth Fund	100,873	46,127
Equity Income Fund	2,801,730	1,058,495
Growth and Income Fund	126,440	118,223
Large Cap Growth Fund	8,258,280	4,436,126
Large Cap Value Fund	750,288	838,946
U.S. Equity Fund	6,404,582	6,246,850

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$1,625,176	$231,987	$10,134	$221,853
Dynamic Growth Fund	89,586	14,234	571	13,663
Equity Income Fund	3,964,438	688,890	15,110	673,780
Growth and Income Fund	269,634	129,655	282	129,373
Large Cap Growth Fund	9,951,885	1,775,614	101,192	1,674,422
Large Cap Value Fund	593,228	115,356	4,201	111,155
U.S. Equity Fund	6,254,789	1,761,488	19,668	1,741,820

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships (Growth and Income Fund), non-taxable dividends (Disciplined Equity Fund, Large Cap Growth Fund and U.S. Equity Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$46,178	$22,341	$68,519
Equity Income Fund	77,626	15,618	93,244
Growth and Income Fund	4,338	—	4,338
Large Cap Growth Fund	48,189	—	48,189
Large Cap Value Fund	8,143	—	8,143
U.S. Equity Fund	129,252	107,066	236,318

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$14,185	$—	$14,185
Equity Income Fund	28,620	4,821	33,441
Growth and Income Fund	3,661	—	3,661
Large Cap Growth Fund	691	—	691
Large Cap Value Fund	7,480	—	7,480
U.S. Equity Fund	59,378	28,637	88,015

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$78,716	$34,292	$221,820
Dynamic Growth Fund	—	(2,816)	13,663
Equity Income Fund	21,483	51,016	673,780
Growth and Income Fund	—	(52,829)	129,373
Large Cap Growth Fund	—	(273,783)	1,674,422
Large Cap Value Fund	1,973	(2,302)	111,141
U.S. Equity Fund	173,494	222,532	1,741,642

For the Funds, the cumulative timing differences primarily consist of investments in partnerships (Growth and Income Fund), Post-October loss deferral (Dynamic Growth Fund and Large Cap Growth Fund), late-year ordinary loss deferral (Dynamic Growth Fund and Large Cap Growth Fund), distributions payable (Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Value Fund and U.S. Equity Fund), mark to market of futures contracts (Disciplined Equity Fund and U.S. Equity Fund), non-taxable dividends (Disciplined Equity Fund, Large Cap Growth and U.S Equity Fund), trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Dynamic Growth Fund	$1,907	$—
Large Cap Growth Fund	224,612	—

At June 30, 2013, the Funds had the pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019		Total
Dynamic Growth Fund	$473	$436	$—	(a)	909
Growth and Income Fund	—	52,829	—		52,829
Large Cap Growth Fund	—	49,171	—		49,171
Large Cap Value Fund	—	2,302	—		2,302

(a)	Amount rounds to less than $1,000.

During the year ended June 30, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Dynamic Growth Fund	$42
Growth and Income Fund	28,898
Large Cap Growth Fund	3,626
Large Cap Value Fund	93,396

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

Net capital losses and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2013, the Funds deferred to July 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Dynamic Growth Fund	$159	$384	$—
Large Cap Growth Fund	4,867	219,502	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Disciplined Equity Fund, Dynamic Growth Fund, Equity Income Fund and Large Cap Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	71.5%
Dynamic Growth Fund	88.1%	n/a
Large Cap Value Fund	83.8	n/a
U.S. Equity Fund	14.3	n/a

Additionally, Growth and Income Fund and U.S. Equity Fund have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Growth and Income Fund and JPMorgan U.S. Equity Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	81

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013 and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,148.70	$4.53	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,151.40	1.87	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Institutional Class
Actual	1,000.00	1,150.80	2.40	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Select Class
Actual	1,000.00	1,150.40	3.20	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	1,136.90	6.62	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,134.20	9.26	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,139.70	4.24	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	1,138.10	5.30	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Income Fund
Class A
Actual	$1,000.00	$1,153.90	$5.50	1.03%
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class B
Actual	1,000.00	1,151.40	8.16	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class C
Actual	1,000.00	1,151.40	8.16	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class R2
Actual	1,000.00	1,153.10	6.83	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28
Class R5
Actual	1,000.00	1,157.20	3.16	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,156.50	2.89	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,155.10	4.17	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78

Growth and Income Fund
Class A
Actual	1,000.00	1,163.70	6.06	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class B
Actual	1,000.00	1,160.40	8.73	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class C
Actual	1,000.00	1,160.40	8.73	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Select Class
Actual	1,000.00	1,164.80	4.67	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87

Large Cap Growth Fund
Class A
Actual	1,000.00	1,084.70	5.63	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class B
Actual	1,000.00	1,081.80	8.21	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class C
Actual	1,000.00	1,081.60	8.21	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class R2
Actual	1,000.00	1,083.30	6.92	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class R5
Actual	1,000.00	1,086.20	3.78	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,086.80	3.52	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Growth Fund (continued)
Select Class
Actual	$1,000.00	$1,085.20	$4.81	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93

Large Cap Value Fund
Class A
Actual	1,000.00	1,172.30	5.12	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class B
Actual	1,000.00	1,170.70	7.80	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,170.00	7.80	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R2
Actual	1,000.00	1,171.20	6.46	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R5
Actual	1,000.00	1,175.90	3.08	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R6
Actual	1,000.00	1,175.50	2.86	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Select Class
Actual	1,000.00	1,173.80	4.20	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78

U.S. Equity Fund
Class A
Actual	1,000.00	1,146.00	5.16	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class B
Actual	1,000.00	1,142.20	7.81	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class C
Actual	1,000.00	1,143.40	7.81	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R2
Actual	1,000.00	1,144.60	6.49	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class R5
Actual	1,000.00	1,148.00	3.14	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,148.20	2.88	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,147.80	3.41	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Select Class
Actual	1,000.00	1,147.10	4.21	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Disciplined Equity Fund	21.53%
Dynamic Growth Fund	100.00
Equity Income Fund	100.00
Growth and Income Fund	100.00
Large Cap Growth Fund	100.00
Large Cap Value Fund	100.00
U.S. Equity Fund	43.71

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or the maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Disciplined Equity	$22,341
Equity Income Fund	15,618
U.S. Equity Fund	107,066

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$46,178
Equity Income Fund	77,626
Growth and Income Fund	4,338
Large Cap Growth Fund	48,189
Large Cap Value Fund	8,143
U.S. Equity Fund	129,252

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	87

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 30, 2013.	AN-LCE-613

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2013

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. mid-cap stocks outperformed the broader U.S. stock market, as the Russell Midcap Index returned 25.41%. U.S. mid-cap value stocks outperformed U.S. mid-cap growth stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	20.63%
Russell 3000 Growth Index	17.56%

Net Assets as of 6/30/2013 (In Thousands)	$1,999,422

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the health care and financial services sectors contributed to performance relative to the Benchmark. Stock selection in the consumer staples sector, and an overweight to technology, were detractors to relative performance.

Individual contributors to relative performance included the Fund’s positions in Aegerion Pharmaceuticals, Inc., Valeant Pharmaceuticals International, Inc. and Biogen Idec, Inc. Shares of Aegerion Pharmaceuticals, Inc., a biopharmaceutical company, rose with the company’s solid progress on its launch of lomitapide, a treatment for HoFH, a form of severe familial high cholesterol. Shares of Valeant Pharmaceuticals International, Inc. continue to benefit from solid execution on the firm’s core strategy, including the announced acquisition of Bausch and Lomb, which could be a highly accretive deal set to close later this year. Biogen Idec, Inc., a biotechnology company, was a net contributor as its multiple sclerosis drug, Tecfidera, got off to a very strong start following its launch, outperforming some of the most optimistic expectations.

Individual detractors from relative performance included the Fund’s positions in Aruba Networks, Inc., ServiceSource International, Inc. and International Game Technology. Aruba Networks, Inc., a networking vendor selling enterprise wireless local area network (LAN) and networking equipment, has struggled with meeting high growth expectations and, as a result, has experienced a sharp decline in its stock price. Shares of ServiceSource International, Inc. suffered after the computer services company’s outlook for its fourth quarter earnings 2012 was lower than investors had expected. International Gaming Technology suffered largely in the third quarter of 2012, due to a lack of casino openings and a decline in game yields, which negatively impacted its share price.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	4.2%
2.	Apple, Inc.	3.6
3.	Biogen Idec, Inc.	2.5
4.	Home Depot, Inc. (The)	2.0
5.	Amazon.com, Inc.	2.0
6.	Gilead Sciences, Inc.	1.9
7.	Visa, Inc., Class A	1.8
8.	Valeant Pharmaceuticals International, Inc.	1.7
9.	Avago Technologies Ltd.	1.6
10.	Michael Kors Holdings Ltd.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.4%
Consumer Discretionary	19.6
Industrials	17.2
Health Care	16.5
Financials	7.7
Energy	4.5
Materials	2.6
Consumer Staples	0.7
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		20.63%	7.06%	10.68%
With Sales Charge*		14.25	5.91	10.08
CLASS B SHARES	10/29/99
Without CDSC		20.06	6.52	10.11
With CDSC**		15.06	6.21	10.11
CLASS C SHARES	5/1/06
Without CDSC		20.04	6.51	10.02
With CDSC***		19.04	6.51	10.02
CLASS R5 SHARES	1/8/09	21.17	7.50	10.96
SELECT CLASS SHARES	5/1/06	20.93	7.32	10.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.79%
Russell Midcap Index	25.41%

Net Assets as of 6/30/2013 (In Thousands)	$863,420

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the producer durables and energy sectors detracted from relative performance. The Fund’s stock selection in the financial services and consumer discretionary sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Devon Energy Corp., MICROS Systems, Inc. and UnitedHealth Group, Inc. Devon Energy Corp. was adversely affected by weaker natural gas prices, as evidenced by three straight quarters of asset write-downs by the company. MICROS Systems, Inc., a global designer, manufacturer, marketer and servicer of enterprise information solutions for the global hospitality and retail industries, announced a new President and Chief Executive amid challenging business conditions. Shares of insurer UnitedHealth Group, Inc. traded modestly lower in the face of an uncertain regulatory environment for the managed care industry. The Fund sold its UnitedHealth Group position in March 2013.

Individual contributors to relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., Jarden Corp. and Coventry Health Care, Inc. Patterson-UTI Energy, Inc., which provides drilling services for oil and gas companies, benefited from increased demand. Jarden Corp., which owns over 100 well-known consumer brands, was rewarded for strong earnings and its shareholder-friendly approach to capital allocation, as highlighted by its $500 million share buyback program. Shares of national insurer Coventry Health Care, Inc. traded higher as the company agreed in the third quarter of 2012 to be acquired by Aetna at a 20% premium.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing shareholder value.

A change in the portfolio management team in February 2013 resulted in higher turnover during the reporting period. There was no material change to the Fund’s investment strategy or objective.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.6%
2.	Xilinx, Inc.	1.4
3.	Sherwin-Williams Co. (The)	1.3
4.	Carlisle Cos., Inc.	1.3
5.	O’Reilly Automotive, Inc.	1.3
6.	Williams-Sonoma, Inc.	1.3
7.	Marriott International, Inc., Class A	1.3
8.	T. Rowe Price Group, Inc.	1.2
9.	M&T Bank Corp.	1.1
10.	MSC Industrial Direct Co., Inc., Class A	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	22.0%
Financials	18.8
Industrials	14.9
Information Technology	13.6
Health Care	10.0
Materials	5.5
Energy	5.4
Utilities	4.6
Consumer Staples	3.0
Telecommunication Services	0.2
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		22.45%	13.98%
With Sales Charge*		16.03	11.63
CLASS C SHARES	11/30/10
Without CDSC		21.82	13.41
With CDSC**		20.82	13.41
CLASS R2 SHARES	11/30/10	22.13	13.68
CLASS R5 SHARES	11/30/10	22.95	14.49
CLASS R6 SHARES	1/31/11	23.01	14.53
SELECT CLASS SHARES	11/30/10	22.79	14.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	24.51%
Russell Midcap Index	25.41%

Net Assets as of 6/30/2013 (In Thousands)	$960,227

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the technology and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the financial services and health care sectors contributed to relative performance.

Individual detractors from relative performance included F5 Networks, Inc., Sprint Nextel Corp. and PetSmart, Inc. F5 Networks, Inc. is a leader in application delivery networking. Its shares traded lower after three straight quarters of underperforming revenue expectations. Not owning telecommunications holding company Sprint Nextel Corp. detracted from the Fund’s relative performance as its shares performed well during the reporting period. Shares of specialty pet supply retailer PetSmart, Inc. were slightly negative during the reporting period and significantly lagged the Benchmark. The company came under pressure in the first quarter of 2013, as momentum in the business showed signs of slowing, as evidenced by its reduced 2013 outlook. In addition, during the first quarter of 2013, its Chief Executive Officer and Chief Financial Officer announced their plans to retire, further weighing on the stock.

Individual contributors to relative performance included FleetCor Technologies, Inc., Valeant Pharmaceuticals International, Inc. and Telsa Motors, Inc. Shares of FleetCor Technologies, Inc., a global provider of fuel cards and workforce payment products, rose as the company was rewarded for its strong organic growth and consistently surpassing earnings expectations over the last four quarters. Valeant Pharmaceuticals International, Inc. benefited as it executed well on its core strategy, which is focused on generating strong organic growth, coupled with accretive and highly strategic acquisitions. Tesla Motors, Inc. manufactures electric cars and electric vehicle powertrain components. It experienced a breakout second quarter of 2013 as the company proved it was a successful new entrant into the automotive industry. The company was ramping up production of its

Model S luxury electric sedan and appeared to be getting into positive free cash flow territory. Later in the quarter, the company paid back its initial Department of Energy loan by issuing equity after a significant rally in its stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.6%
2.	Xilinx, Inc.	1.4
3.	Sherwin-Williams Co. (The)	1.3
4.	Carlisle Cos., Inc.	1.3
5.	Marriott International, Inc., Class A	1.3
6.	Williams-Sonoma, Inc.	1.3
7.	O’Reilly Automotive, Inc.	1.2
8.	T. Rowe Price Group, Inc.	1.2
9.	M&T Bank Corp.	1.1
10.	MSC Industrial Direct Co., Inc., Class A	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.7%
Financials	18.6
Industrials	14.8
Information Technology	13.5
Health Care	9.9
Energy	6.0
Materials	5.6
Utilities	4.6
Consumer Staples	2.9
Telecommunication Services	0.2
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		24.07%	8.02%	9.93%
With Sales Charge*		17.54	6.85	9.34
CLASS C SHARES	11/2/09
Without CDSC		23.44	7.62	9.73
With CDSC**		22.44	7.62	9.73
SELECT CLASS SHARES	1/1/97	24.51	8.29	10.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.76%
Russell Midcap Growth Index	22.88%

Net Assets as of 6/30/2013 (In Thousands)	$1,577,797

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell

Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the financial services and health care sectors contributed to relative performance. The Fund’s stock selection in the technology and consumer staples sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in FleetCor Technologies, Inc., Valeant Pharmaceuticals International, Inc. and Tesla Motors, Inc. FleetCor Technologies, Inc., a global payments solutions provider in the transportation sector, was a net contributor as the company continued to have organic growth and make progress on improving its recent acquisitions in international markets where the industry is in its infancy of development. Shares of Valeant Pharmaceuticals International, Inc. continued to benefit from solid execution on the firm’s core strategy, including the announced acquisition of Bausch and Lomb, which could be a highly accretive deal set to close later this year. Tesla Motors, Inc., an electric car maker, released strong first quarter 2013 results, as the company showed that it was a successful new entrant into the automotive industry. The company ramped up production of its technology-leading Model S luxury electric sedan, and appeared to be moving into positive free cash flow territory.

Individual detractors from relative performance included an overweight in F5 Networks, Inc., a leader in application delivery networking, and two companies that the Fund did not own during the reporting period, Delphi Automotive PLC, a multinational automotive parts manufacturing company, and Netflix, Inc., a provider of on-demand Internet streaming media and DVD delivery services. F5 Networks, Inc. has struggled as its price to earnings multiple has fallen as investors have questioned the validity of its growth rate. Shares of Delphi Automotive PLC and Netflix, Inc. performed well on strong execution of their business plans and not owning them, therefore,was detrimental to the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	O’Reilly Automotive, Inc.	2.6%
2.	Sherwin-Williams Co. (The)	2.1
3.	Alliance Data Systems Corp.	1.9
4.	Harley-Davidson, Inc.	1.8
5.	Michael Kors Holdings Ltd.	1.8
6.	Pall Corp.	1.8
7.	Valeant Pharmaceuticals International, Inc.	1.8
8.	Avago Technologies Ltd.	1.7
9.	Amphenol Corp., Class A	1.7
10.	J.B. Hunt Transport Services, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	22.4%
Industrials	20.0
Information Technology	18.7
Health Care	15.1
Financials	10.5
Energy	6.6
Materials	3.6
Consumer Staples	1.4
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		23.38%	6.26%	8.72%
With Sales Charge*		16.91	5.13	8.13
CLASS B SHARES	1/14/94
Without CDSC		22.70	5.69	8.17
With CDSC**		17.70	5.37	8.17
CLASS C SHARES	11/4/97
Without CDSC		22.72	5.69	8.06
With CDSC***		21.72	5.69	8.06
CLASS R2 SHARES	6/19/09	23.15	6.10	8.54
CLASS R5 SHARES	11/1/11	23.92	6.64	9.05
CLASS R6 SHARES	11/1/11	23.96	6.66	9.06
SELECT CLASS SHARES	3/2/89	23.76	6.59	9.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	25.68%
Russell Midcap Value Index	27.65%

Net Assets as of 6/30/2013 (In Thousands)	$13,262,982

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the

Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s relative underperformance versus the Benchmark was primarily driven by underweighting and stock selection in the industrials and telecommunications services sectors. The Fund’s stock selection in the financials and health care sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included three stocks that the Fund did not hold during the reporting period: telecommunications holding company Sprint Nextel Corp., Eaton Corp PLC, a diversified power management company, and Valero Energy Corp., a manufacturer of transportation fuels and other petrochemical products. Stocks of all three companies performed well during the reporting period and not owning them was detrimental to the Fund’s relative performance.

Individual contributors to the Fund’s relative performance during the reporting period included Charles Schwab Corp., PVH Corp. and Williams-Sonoma, Inc. Shares of Charles Schwab Corp., a brokerage and financial services company, rose as investors began shifting assets from cash and fixed income products into equities. PVH Corp., an apparel maker, saw increased growth in its key Asian and Latin American markets. Williams-Sonoma, Inc., a high-end consumer retailer, benefited from the strengthening U.S. housing market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the U.S.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Marsh & McLennan Cos., Inc.	1.7%
2.	Loews Corp.	1.7
3.	Ball Corp.	1.7
4.	Kohl’s Corp.	1.6
5.	AutoZone, Inc.	1.5
6.	Analog Devices, Inc.	1.5
7.	Ameriprise Financial, Inc.	1.5
8.	Amphenol Corp., Class A	1.5
9.	Fifth Third Bancorp	1.4
10.	Bed Bath & Beyond, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.5%
Consumer Discretionary	21.2
Industrials	9.7
Utilities	9.2
Information Technology	8.5
Materials	7.5
Energy	5.3
Health Care	4.9
Consumer Staples	4.5
Telecommunication Services	0.3
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		25.06%	9.87%	10.18%
With Sales Charge*		18.49	8.69	9.58
CLASS B SHARES	4/30/01
Without CDSC		24.42	9.31	9.71
With CDSC**		19.42	9.03	9.71
CLASS C SHARES	4/30/01
Without CDSC		24.43	9.31	9.59
With CDSC***		23.43	9.31	9.59
CLASS R2 SHARES	11/3/08	24.71	9.60	10.04
INSTITUTIONAL CLASS SHARES	11/13/97	25.68	10.40	10.72
SELECT CLASS SHARES	10/31/01	25.35	10.13	10.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.22%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.11%

Net Assets as of 6/30/13 (In Thousands)	$343,786

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2013.

During the first seven months of the reporting period, the Fund’s stock selection process produced a negative return. The Fund’s quantitative bottom-up stock selection process resulted in negative returns in the consumer, technology and financial sectors and positive returns in the industrial and health care sectors.

Over the last part of the reporting period, the Fund’s stock selection in the consumer staples and health care sectors was the main contributor to relative performance. The Fund’s stock selection in the energy and financials sectors detracted from relative performance.

HOW WAS THE FUND POSITIONED?

Prior to February 2013, the Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large cap, mid cap and small cap stocks and sought to go long on what they perceived to be inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. The portfolio management team changed in February 2013 and since that time the new team has employed a bottom up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s portfolio managers consider to be attractive and “short selling” stocks that they consider to be unattractive. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. By using this strategy, the Fund seeks to generate returns independent of the direction of the stock market.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	CareFusion Corp.	1.0%
2.	AECOM Technology Corp.	1.0
3.	Amdocs Ltd.	1.0
4.	UGI Corp.	1.0
5.	Staples, Inc.	1.0
6.	Dillard’s, Inc., Class A	1.0
7.	Computer Sciences Corp.	0.9
8.	AES Corp.	0.9
9.	Hewlett-Packard Co.	0.9
10.	Crane Co.	0.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Cooper Cos., Inc. (The)	1.2%
2.	Family Dollar Stores, Inc.	1.0
3.	Caterpillar, Inc.	1.0
4.	Fastenal Co.	1.0
5.	Paychex, Inc.	1.0
6.	Concho Resources, Inc.	1.0
7.	United Natural Foods, Inc.	0.9
8.	Intrepid Potash, Inc.	0.7
9.	DaVita HealthCare Partners, Inc.	0.7
10.	Joy Global, Inc.	0.7

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.3%
Consumer Discretionary	15.9
Industrials	14.2
Health Care	11.6
Financials	9.3
Energy	7.4
Consumer Staples	7.0
Materials	5.7
Utilities	4.5
Others (each less than 1.0%)	0.5
Short-Term Investment	7.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	16.8%
Consumer Discretionary	16.1
Information Technology	16.0
Health Care	11.6
Financials	11.0
Energy	9.5
Consumer Staples	7.3
Materials	6.0
Utilities	4.8
Telecommunication Services	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/23/03
Without Sales Charge		1.03%	(0.88)%	1.15%
With Sales Charge*		(4.30)	(1.94)	0.61
CLASS B SHARES	5/23/03
Without CDSC		0.32	(1.62)	0.56
With CDSC**		(4.68)	(2.05)	0.56
CLASS C SHARES	5/23/03
Without CDSC		0.32	(1.61)	0.41
With CDSC***		(0.68)	(1.61)	0.41
SELECT CLASS SHARES	5/23/03	1.22	(0.65)	1.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	25.73%
Russell 3000 Value Index	25.28%

Net Assets as of 6/30/2013 (In Thousands)	$3,696,923

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the materials and financials sectors contributed to relative performance. The Fund’s stock selection in the energy and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Rock-Tenn Co., American International Group, Inc. and Charles Schwab Corp. Shares of Rock-Tenn Co., a container and packaging company, rose on the news that the company would initiate a quarterly dividend to investors. American International Group, Inc., a global insurer, paid back the last of its 2008-09 U.S. government bailout and has emerged, once again, as a major company in the insurance industry. Shares of Charles Schwab Corp., a brokerage and financial services company, rose as investors began shifting assets from cash and fixed income products into equities.

Principal detractors from relative performance included three companies whose stock the Fund did not own during the reporting period: Berkshire Hathaway, Inc., a conglomerate holding company, General Electric Co., a multinational conglomerate corporation, and Chevron Corp., a multinational energy company. Stocks of all three companies performed well during the reporting period and not owning them was detrimental to the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, significant levels of free cash flow. As a result of bottom-up fundamental research, the Fund was overweight versus the Benchmark in the financials and consumer discretionary sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.1%
2.	Wells Fargo & Co.	3.3
3.	Pfizer, Inc.	2.3
4.	Johnson & Johnson	2.1
5.	Loews Corp.	1.9
6.	Capital One Financial Corp.	1.9
7.	Bank of America Corp.	1.8
8.	AutoZone, Inc.	1.7
9.	Procter & Gamble Co. (The)	1.6
10.	American International Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.1%
Consumer Discretionary	15.8
Health Care	10.1
Energy	9.2
Utilities	6.4
Information Technology	5.7
Industrials	5.6
Consumer Staples	4.7
Materials	2.5
Telecommunication Services	1.4
Investment Company	0.2
Short-Term Investment	5.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		25.09%	10.06%	8.36%
With Sales Charge*		18.50	8.88	7.66
CLASS C SHARES	2/28/05
Without CDSC		24.45	9.52	7.82
With CDSC**		23.45	9.52	7.82
INSTITUTIONAL CLASS SHARES	2/28/05	25.73	10.63	8.84
SELECT CLASS SHARES	2/28/05	25.38	10.34	8.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 19.8%
	Automobiles — 2.0%
515	Harley-Davidson, Inc.	28,232
117	Tesla Motors, Inc. (a)	12,527

		40,759

	Diversified Consumer Services — 0.6%
346	Sotheby’s	13,105

	Hotels, Restaurants & Leisure — 2.5%
686	Apollo Global Management LLC, Class A	16,539
360	Las Vegas Sands Corp.	19,028
353	Marriott International, Inc., Class A	14,239

		49,806

	Internet & Catalog Retail — 2.8%
143	Amazon.com, Inc. (a)	39,682
20	priceline.com, Inc. (a)	16,212

		55,894

	Media — 2.5%
363	DIRECTV (a)	22,362
431	Walt Disney Co. (The)	27,205

		49,567

	Specialty Retail — 5.6%
519	Home Depot, Inc. (The)	40,215
260	O’Reilly Automotive, Inc. (a)	29,292
261	Ross Stores, Inc.	16,915
444	Williams-Sonoma, Inc.	24,793

		111,215

	Textiles, Apparel & Luxury Goods — 3.8%
305	Lululemon Athletica, Inc., (Canada) (a)	19,997
520	Michael Kors Holdings Ltd., (Hong Kong) (a)	32,263
440	Wolverine World Wide, Inc.	24,017

		76,277

	Total Consumer Discretionary	396,623

	Consumer Staples — 0.8%
	Food Products — 0.8%
756	Dean Foods Co. (a)	7,578
193	WhiteWave Foods Co., Class A (a)	3,140
275	WhiteWave Foods Co., Class B (a)	4,182

	Total Consumer Staples	14,900

	Energy — 4.6%
	Energy Equipment & Services — 2.1%
232	Dril-Quip, Inc. (a)	20,911
297	Oceaneering International, Inc.	21,458

		42,369

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 2.5%
275	Cabot Oil & Gas Corp.	19,531
198	Concho Resources, Inc. (a)	16,585
227	Phillips 66	13,390

		49,506

	Total Energy	91,875

	Financials — 7.8%
	Capital Markets — 1.3%
375	Lazard Ltd., (Bermuda), Class A	12,053
184	T. Rowe Price Group, Inc.	13,489

		25,542

	Commercial Banks — 1.9%
192	M&T Bank Corp.	21,501
203	Signature Bank (a)	16,869

		38,370

	Diversified Financial Services — 1.1%
350	Moody’s Corp.	21,313

	Insurance — 3.2%
358	ACE Ltd., (Switzerland)	32,007
867	Amtrust Financial Services, Inc.	30,949

		62,956

	Real Estate Management & Development — 0.3%
283	CBRE Group, Inc., Class A (a)	6,611

	Total Financials	154,792

	Health Care — 16.7%
	Biotechnology — 8.9%
375	Aegerion Pharmaceuticals, Inc. (a)	23,771
240	Biogen Idec, Inc. (a)	51,605
936	Exact Sciences Corp. (a)	13,017
752	Gilead Sciences, Inc. (a)	38,495
196	Onyx Pharmaceuticals, Inc. (a)	21,353
70	Regeneron Pharmaceuticals, Inc. (a)	15,629
180	Vertex Pharmaceuticals, Inc. (a)	14,369

		178,239

	Health Care Equipment & Supplies — 0.5%
728	Novadaq Technologies, Inc., (Canada) (a)	9,795

	Health Care Providers & Services — 2.5%
663	Acadia Healthcare Co., Inc. (a)	21,925
440	UnitedHealth Group, Inc.	28,798

		50,723

	Life Sciences Tools & Services — 2.2%
515	Agilent Technologies, Inc.	22,013

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — Continued
279	Illumina, Inc. (a)	20,910

		42,923

	Pharmaceuticals — 2.6%
216	Allergan, Inc.	18,187
392	Valeant Pharmaceuticals International, Inc. (a)	33,735

		51,922

	Total Health Care	333,602

	Industrials — 17.4%
	Aerospace & Defense — 1.3%
112	Precision Castparts Corp.	25,336

	Airlines — 0.6%
705	Delta Air Lines, Inc. (a)	13,190

	Building Products — 1.1%
576	Fortune Brands Home & Security, Inc.	22,318

	Construction & Engineering — 1.0%
352	Fluor Corp.	20,859

	Electrical Equipment — 1.8%
264	Acuity Brands, Inc.	19,945
427	Generac Holdings, Inc.	15,785

		35,730

	Industrial Conglomerates — 1.4%
455	Carlisle Cos., Inc.	28,320

	Machinery — 1.6%
472	Pall Corp.	31,342

	Marine — 1.1%
276	Kirby Corp. (a)	21,985

	Road & Rail — 3.3%
154	Canadian Pacific Railway Ltd., (Canada)	18,668
405	J.B. Hunt Transport Services, Inc.	29,279
430	Old Dominion Freight Line, Inc. (a)	17,911

		65,858

	Trading Companies & Distributors — 4.2%
736	Air Lease Corp.	20,295
979	HD Supply Holdings, Inc. (a)	18,401
254	MSC Industrial Direct Co., Inc., Class A	19,636
484	Rush Enterprises, Inc., Class A (a)	11,972
160	Watsco, Inc.	13,459

		83,763

	Total Industrials	348,701

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 27.7%
	Communications Equipment — 1.0%
612	Aruba Networks, Inc. (a)	9,402
240	Palo Alto Networks, Inc. (a)	10,097

		19,499

	Computers & Peripherals — 3.6%
182	Apple, Inc.	72,225

	Electronic Equipment, Instruments & Components — 1.2%
302	Amphenol Corp., Class A	23,499

	Internet Software & Services — 8.5%
785	Dealertrack Technologies, Inc. (a)	27,795
553	eBay, Inc. (a)	28,575
97	Google, Inc., Class A (a)	84,956
96	LinkedIn Corp., Class A (a)	17,063
199	OpenTable, Inc. (a)	12,752

		171,141

	IT Services — 5.7%
140	Alliance Data Systems Corp. (a)	25,417
299	FleetCor Technologies, Inc. (a)	24,276
50	MasterCard, Inc., Class A	28,955
195	Visa, Inc., Class A	35,581

		114,229

	Semiconductors & Semiconductor Equipment — 4.2%
2,074	Applied Materials, Inc.	30,919
867	Avago Technologies Ltd., (Singapore)	32,416
591	Broadcom Corp., Class A	19,955

		83,290

	Software — 3.5%
414	Infoblox, Inc. (a)	12,122
320	Red Hat, Inc. (a)	15,317
379	Salesforce.com, Inc. (a)	14,486
284	Splunk, Inc. (a)	13,152
243	Workday, Inc., Class A (a)	15,542

		70,619

	Total Information Technology	554,502

	Materials — 2.6%
	Chemicals — 2.6%
141	PPG Industries, Inc.	20,658
182	Sherwin-Williams Co. (The)	32,106

	Total Materials	52,764

	Total Common Stocks (Cost $1,470,429)	1,947,759

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
77,133	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $77,133)	77,133

	Total Investments — 101.3% (Cost $1,547,562)	2,024,892
	Liabilities in Excess of Other Assets — (1.3)%	(25,470)

	NET ASSETS — 100.0%	$1,999,422

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 22.0%
	Automobiles — 1.3%
146	Harley-Davidson, Inc.	7,984
31	Tesla Motors, Inc. (a)	3,352

		11,336

	Distributors — 0.4%
47	Genuine Parts Co.	3,648

	Hotels, Restaurants & Leisure — 2.6%
40	Darden Restaurants, Inc.	2,030
269	Marriott International, Inc., Class A	10,849
49	Wynn Resorts Ltd.	6,234
53	Yum! Brands, Inc.	3,703

		22,816

	Household Durables — 1.3%
41	Jarden Corp. (a)	1,784
84	Mohawk Industries, Inc. (a)	9,435

		11,219

	Internet & Catalog Retail — 0.8%
69	Expedia, Inc.	4,178
41	TripAdvisor, Inc. (a)	2,498

		6,676

	Media — 2.2%
44	Cablevision Systems Corp., Class A	741
67	CBS Corp. (Non-Voting), Class B	3,286
108	Clear Channel Outdoor Holdings, Inc., Class A (a)	802
52	Discovery Communications, Inc., Class A (a)	4,015
126	DISH Network Corp., Class A	5,336
59	Gannett Co., Inc.	1,446
51	Madison Square Garden Co. (The), Class A (a)	3,022

		18,648

	Multiline Retail — 1.4%
87	Family Dollar Stores, Inc.	5,444
132	Kohl’s Corp.	6,675

		12,119

	Specialty Retail — 9.2%
16	AutoZone, Inc. (a)	6,659
85	Bed Bath & Beyond, Inc. (a)	6,026
85	GameStop Corp., Class A	3,577
154	Gap, Inc. (The)	6,444
130	GNC Holdings, Inc., Class A	5,756
99	O’Reilly Automotive, Inc. (a)	11,093
62	PetSmart, Inc.	4,163
102	Ross Stores, Inc.	6,611

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
35	Tiffany & Co.	2,579
83	TJX Cos., Inc.	4,160
51	Tractor Supply Co.	5,939
130	Urban Outfitters, Inc. (a)	5,233
198	Williams-Sonoma, Inc.	11,077

		79,317

	Textiles, Apparel & Luxury Goods — 2.8%
73	Lululemon Athletica, Inc., (Canada) (a)	4,750
127	Michael Kors Holdings Ltd., (Hong Kong) (a)	7,858
35	PVH Corp.	4,360
57	Under Armour, Inc., Class A (a)	3,374
21	V.F. Corp.	4,086

		24,428

	Total Consumer Discretionary	190,207

	Consumer Staples — 3.0%
	Beverages — 1.2%
75	Beam, Inc.	4,742
32	Brown-Forman Corp., Class B	2,145
81	Dr. Pepper Snapple Group, Inc.	3,713

		10,600

	Food Products — 0.9%
45	Hershey Co. (The)	4,021
12	JM Smucker Co. (The)	1,207
162	WhiteWave Foods Co., Class A (a)	2,629

		7,857

	Household Products — 0.5%
38	Energizer Holdings, Inc.	3,825

	Personal Products — 0.4%
162	Avon Products, Inc.	3,409

	Total Consumer Staples	25,691

	Energy — 5.4%
	Energy Equipment & Services — 1.0%
61	Cameron International Corp. (a)	3,712
69	Oceaneering International, Inc.	4,982

		8,694

	Oil, Gas & Consumable Fuels — 4.4%
91	Cabot Oil & Gas Corp.	6,463
65	Concho Resources, Inc. (a)	5,417
72	Devon Energy Corp.	3,739
57	EQT Corp.	4,563
91	PBF Energy, Inc.	2,350
76	Plains All American Pipeline LP	4,241

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
106	QEP Resources, Inc.	2,942
53	Range Resources Corp.	4,075
119	Williams Cos., Inc. (The)	3,864

		37,654

	Total Energy	46,348

	Financials — 18.8%
	Capital Markets — 4.5%
84	Ameriprise Financial, Inc.	6,794
209	Blackstone Group LP (The)	4,399
214	Charles Schwab Corp. (The)	4,533
167	Invesco Ltd.	5,312
102	Lazard Ltd., (Bermuda), Class A	3,279
70	Northern Trust Corp.	4,039
144	T. Rowe Price Group, Inc.	10,524

		38,880

	Commercial Banks — 4.6%
50	City National Corp.	3,162
32	Cullen/Frost Bankers, Inc.	2,143
132	East West Bancorp, Inc.	3,625
341	Fifth Third Bancorp	6,160
55	First Republic Bank	2,123
231	Huntington Bancshares, Inc.	1,817
88	M&T Bank Corp.	9,787
50	Signature Bank (a)	4,143
142	SunTrust Banks, Inc.	4,474
85	Zions Bancorporation	2,467

		39,901

	Diversified Financial Services — 0.8%
113	Moody’s Corp.	6,867

	Insurance — 5.7%
10	Alleghany Corp. (a)	3,833
54	Aon plc, (United Kingdom)	3,475
115	Axis Capital Holdings Ltd., (Bermuda)	5,269
49	Chubb Corp. (The)	4,118
119	Hartford Financial Services Group, Inc.	3,664
164	Loews Corp.	7,264
184	Marsh & McLennan Cos., Inc.	7,342
190	Old Republic International Corp.	2,448
22	OneBeacon Insurance Group Ltd., Class A	311
146	Unum Group	4,301
88	W.R. Berkley Corp.	3,599
125	XL Group plc, (Ireland)	3,786

		49,410

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 2.2%
171	Annaly Capital Management, Inc.	2,154
79	HCP, Inc.	3,602
111	Kimco Realty Corp.	2,372
86	Prologis, Inc.	3,233
60	Regency Centers Corp.	3,031
50	Vornado Realty Trust	4,129

		18,521

	Real Estate Management & Development — 0.5%
171	Brookfield Office Properties, Inc.	2,852
62	CBRE Group, Inc., Class A (a)	1,446

		4,298

	Thrifts & Mortgage Finance — 0.5%
23	Capitol Federal Financial, Inc.	279
132	Hudson City Bancorp, Inc.	1,206
181	People’s United Financial, Inc.	2,697

		4,182

	Total Financials	162,059

	Health Care — 10.0%
	Biotechnology — 1.9%
29	Alexion Pharmaceuticals, Inc. (a)	2,666
48	Onyx Pharmaceuticals, Inc. (a)	5,178
13	Regeneron Pharmaceuticals, Inc. (a)	2,878
68	Vertex Pharmaceuticals, Inc. (a)	5,455

		16,177

	Health Care Equipment & Supplies — 0.9%
87	CareFusion Corp. (a)	3,221
69	Sirona Dental Systems, Inc. (a)	4,552

		7,773

	Health Care Providers & Services — 3.9%
70	AmerisourceBergen Corp.	3,910
172	Brookdale Senior Living, Inc. (a)	4,540
84	Cigna Corp.	6,064
29	DaVita HealthCare Partners, Inc. (a)	3,467
103	Health Net, Inc. (a)	3,281
33	Henry Schein, Inc. (a)	3,182
114	Humana, Inc.	9,579

		34,023

	Life Sciences Tools & Services — 1.8%
151	Agilent Technologies, Inc.	6,445
175	Bruker Corp. (a)	2,826
83	Illumina, Inc. (a)	6,234

		15,505

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 1.5%
44	Actavis, Inc. (a)	5,579
89	Valeant Pharmaceuticals International, Inc. (a)	7,644

		13,223

	Total Health Care	86,701

	Industrials — 14.9%
	Airlines — 0.6%
299	Delta Air Lines, Inc. (a)	5,594

	Building Products — 1.0%
215	Fortune Brands Home & Security, Inc.	8,332

	Commercial Services & Supplies — 0.9%
39	Republic Services, Inc.	1,312
55	Stericycle, Inc. (a)	6,052

		7,364

	Construction & Engineering — 0.6%
87	Fluor Corp.	5,178

	Electrical Equipment — 2.3%
61	Acuity Brands, Inc.	4,622
104	AMETEK, Inc.	4,403
93	Generac Holdings, Inc.	3,457
28	Hubbell, Inc., Class B	2,798
68	Regal-Beloit Corp.	4,407

		19,687

	Industrial Conglomerates — 1.3%
182	Carlisle Cos., Inc.	11,361

	Machinery — 3.2%
95	Flowserve Corp.	5,104
93	IDEX Corp.	4,978
115	Pall Corp.	7,666
104	Rexnord Corp. (a)	1,745
53	Snap-on, Inc.	4,697
68	Wabtec Corp.	3,644

		27,834

	Marine — 0.6%
66	Kirby Corp. (a)	5,258

	Professional Services — 1.0%
77	Equifax, Inc.	4,556
123	Nielsen Holdings N.V.	4,145

		8,701

	Road & Rail — 1.3%
34	Canadian Pacific Railway Ltd., (Canada)	4,127
99	J.B. Hunt Transport Services, Inc.	7,173

		11,300

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.1%
161	Air Lease Corp.	4,447
214	HD Supply Holdings, Inc. (a)	4,019
125	MSC Industrial Direct Co., Inc., Class A	9,656

		18,122

	Total Industrials	128,731

	Information Technology — 13.6%
	Communications Equipment — 0.8%
136	Aruba Networks, Inc. (a)	2,083
38	F5 Networks, Inc. (a)	2,621
63	Palo Alto Networks, Inc. (a)	2,660

		7,364

	Electronic Equipment, Instruments & Components — 2.3%
173	Amphenol Corp., Class A	13,505
140	Arrow Electronics, Inc. (a)	5,584
48	CDW Corp. (a)	899

		19,988

	Internet Software & Services — 1.5%
105	Akamai Technologies, Inc. (a)	4,459
30	LinkedIn Corp., Class A (a)	5,420
44	OpenTable, Inc. (a)	2,833

		12,712

	IT Services — 2.7%
44	Alliance Data Systems Corp. (a)	8,038
130	CoreLogic, Inc. (a)	3,007
81	FleetCor Technologies, Inc. (a)	6,602
117	Jack Henry & Associates, Inc.	5,536

		23,183

	Semiconductors & Semiconductor Equipment — 4.3%
141	Analog Devices, Inc.	6,364
374	Applied Materials, Inc.	5,575
202	Avago Technologies Ltd., (Singapore)	7,558
101	KLA-Tencor Corp.	5,618
297	Xilinx, Inc.	11,747

		36,862

	Software — 2.0%
96	Red Hat, Inc. (a)	4,591
50	SolarWinds, Inc. (a)	1,948
70	Splunk, Inc. (a)	3,236
114	Synopsys, Inc. (a)	4,087
54	Workday, Inc., Class A (a)	3,435

		17,297

	Total Information Technology	117,406

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 5.5%
	Chemicals — 3.7%
52	Airgas, Inc.	4,928
81	Albemarle Corp.	5,066
43	PPG Industries, Inc.	6,354
65	Sherwin-Williams Co. (The)	11,548
53	Sigma-Aldrich Corp.	4,281

		32,177

	Containers & Packaging — 1.8%
175	Ball Corp.	7,254
40	Rock Tenn Co., Class A	3,998
92	Silgan Holdings, Inc.	4,305

		15,557

	Total Materials	47,734

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
51	Telephone & Data Systems, Inc.	1,266

	Utilities — 4.6%
	Electric Utilities — 1.6%
87	Edison International	4,171
46	NV Energy, Inc.	1,082
136	Westar Energy, Inc.	4,360
159	Xcel Energy, Inc.	4,492

		14,105

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
109	Questar Corp.	2,600

	Multi-Utilities — 2.7%
188	CenterPoint Energy, Inc.	4,418
166	CMS Energy Corp.	4,509
173	NiSource, Inc.	4,962
68	Sempra Energy	5,599
89	Wisconsin Energy Corp.	3,655

		23,143

	Total Utilities	39,848

	Total Common Stocks (Cost $787,952)	845,991

Short-Term Investment — 2.0%
	Investment Company — 2.0%
17,356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $17,356)	17,356

	Total Investments — 100.0% (Cost $805,308)	863,347
	Other Assets in Excess of Liabilities — 0.0% (g)	73

	NET ASSETS — 100.0%	$863,420

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 21.6%
	Automobiles — 1.3%
158	Harley-Davidson, Inc.	8,672
34	Tesla Motors, Inc. (a)	3,653

		12,325

	Distributors — 0.4%
52	Genuine Parts Co.	4,062

	Hotels, Restaurants & Leisure — 2.6%
43	Darden Restaurants, Inc.	2,179
299	Marriott International, Inc., Class A	12,055
55	Wynn Resorts Ltd.	6,976
53	Yum! Brands, Inc.	3,700

		24,910

	Household Durables — 1.3%
49	Jarden Corp. (a)	2,154
92	Mohawk Industries, Inc. (a)	10,352

		12,506

	Internet & Catalog Retail — 0.8%
76	Expedia, Inc.	4,585
46	TripAdvisor, Inc. (a)	2,782

		7,367

	Media — 2.1%
51	Cablevision Systems Corp., Class A	858
72	CBS Corp. (Non-Voting), Class B	3,523
115	Clear Channel Outdoor Holdings, Inc., Class A (a)	859
57	Discovery Communications, Inc., Class A (a)	4,363
142	DISH Network Corp., Class A	6,042
59	Gannett Co., Inc.	1,444
54	Madison Square Garden Co. (The), Class A (a)	3,211

		20,300

	Multiline Retail — 1.4%
96	Family Dollar Stores, Inc.	5,982
150	Kohl’s Corp.	7,566

		13,548

	Specialty Retail — 9.0%
18	AutoZone, Inc. (a)	7,550
96	Bed Bath & Beyond, Inc. (a)	6,828
94	GameStop Corp., Class A	3,930
162	Gap, Inc. (The)	6,777
142	GNC Holdings, Inc., Class A	6,256
105	O’Reilly Automotive, Inc. (a)	11,780
70	PetSmart, Inc.	4,670
110	Ross Stores, Inc.	7,142

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
39	Tiffany & Co.	2,835
89	TJX Cos., Inc.	4,464
54	Tractor Supply Co.	6,304
141	Urban Outfitters, Inc. (a)	5,687
215	Williams-Sonoma, Inc.	12,011

		86,234

	Textiles, Apparel & Luxury Goods — 2.7%
79	Lululemon Athletica, Inc., (Canada) (a)	5,166
136	Michael Kors Holdings Ltd., (Hong Kong) (a)	8,447
39	PVH Corp.	4,931
60	Under Armour, Inc., Class A (a)	3,582
22	V.F. Corp.	4,294

		26,420

	Total Consumer Discretionary	207,672

	Consumer Staples — 2.9%
	Beverages — 1.2%
82	Beam, Inc.	5,188
36	Brown-Forman Corp., Class B	2,414
88	Dr. Pepper Snapple Group, Inc.	4,064

		11,666

	Food Products — 0.9%
48	Hershey Co. (The)	4,309
13	JM Smucker Co. (The)	1,300
176	WhiteWave Foods Co., Class A (a)	2,857

		8,466

	Household Products — 0.4%
42	Energizer Holdings, Inc.	4,191

	Personal Products — 0.4%
178	Avon Products, Inc.	3,739

	Total Consumer Staples	28,062

	Energy — 5.9%
	Energy Equipment & Services — 1.0%
66	Cameron International Corp. (a)	4,033
75	Oceaneering International, Inc.	5,415

		9,448

	Oil, Gas & Consumable Fuels — 4.9%
100	Cabot Oil & Gas Corp.	7,109
70	Concho Resources, Inc. (a)	5,886
76	Devon Energy Corp.	3,935
128	Energen Corp.	6,666
65	EQT Corp.	5,161
98	PBF Energy, Inc.	2,550

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
82	Plains All American Pipeline LP	4,588
119	QEP Resources, Inc.	3,319
57	Range Resources Corp.	4,431
125	Williams Cos., Inc. (The)	4,063

		47,708

	Total Energy	57,156

	Financials — 18.6%
	Capital Markets — 4.4%
89	Ameriprise Financial, Inc.	7,207
227	Blackstone Group LP (The)	4,781
227	Charles Schwab Corp. (The)	4,809
184	Invesco Ltd.	5,840
111	Lazard Ltd., (Bermuda), Class A	3,565
79	Northern Trust Corp.	4,565
153	T. Rowe Price Group, Inc.	11,210

		41,977

	Commercial Banks — 4.6%
50	City National Corp.	3,158
32	Cullen/Frost Bankers, Inc.	2,140
145	East West Bancorp, Inc.	3,993
387	Fifth Third Bancorp	6,980
63	First Republic Bank	2,426
264	Huntington Bancshares, Inc.	2,077
97	M&T Bank Corp.	10,795
55	Signature Bank (a)	4,566
160	SunTrust Banks, Inc.	5,060
96	Zions Bancorporation	2,774

		43,969

	Diversified Financial Services — 0.8%
123	Moody’s Corp.	7,464

	Insurance — 5.7%
12	Alleghany Corp. (a)	4,431
59	Aon plc, (United Kingdom)	3,771
125	Axis Capital Holdings Ltd., (Bermuda)	5,727
47	Chubb Corp. (The)	3,974
134	Hartford Financial Services Group, Inc.	4,139
186	Loews Corp.	8,238
202	Marsh & McLennan Cos., Inc.	8,064
214	Old Republic International Corp.	2,759
23	OneBeacon Insurance Group Ltd., Class A	328
166	Unum Group	4,863
96	W.R. Berkley Corp.	3,938
144	XL Group plc, (Ireland)	4,375

		54,607

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 2.1%
184	Annaly Capital Management, Inc.	2,311
88	HCP, Inc.	3,980
119	Kimco Realty Corp.	2,546
93	Prologis, Inc.	3,512
67	Regency Centers Corp.	3,424
60	Vornado Realty Trust	4,983

		20,756

	Real Estate Management & Development — 0.5%
193	Brookfield Office Properties, Inc.	3,220
68	CBRE Group, Inc., Class A (a)	1,593

		4,813

	Thrifts & Mortgage Finance — 0.5%
27	Capitol Federal Financial, Inc.	323
145	Hudson City Bancorp, Inc.	1,324
203	People’s United Financial, Inc.	3,024

		4,671

	Total Financials	178,257

	Health Care — 9.9%
	Biotechnology — 1.8%
31	Alexion Pharmaceuticals, Inc. (a)	2,896
52	Onyx Pharmaceuticals, Inc. (a)	5,701
14	Regeneron Pharmaceuticals, Inc. (a)	3,216
75	Vertex Pharmaceuticals, Inc. (a)	5,974

		17,787

	Health Care Equipment & Supplies — 0.9%
97	CareFusion Corp. (a)	3,574
75	Sirona Dental Systems, Inc. (a)	4,954

		8,528

	Health Care Providers & Services — 3.9%
79	AmerisourceBergen Corp.	4,420
187	Brookdale Senior Living, Inc. (a)	4,934
90	Cigna Corp.	6,497
31	DaVita HealthCare Partners, Inc. (a)	3,769
112	Health Net, Inc. (a)	3,564
38	Henry Schein, Inc. (a)	3,591
125	Humana, Inc.	10,533

		37,308

	Life Sciences Tools & Services — 1.8%
167	Agilent Technologies, Inc.	7,158
190	Bruker Corp. (a)	3,072
90	Illumina, Inc. (a)	6,749

		16,979

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 1.5%
49	Actavis, Inc. (a)	6,134
97	Valeant Pharmaceuticals International, Inc. (a)	8,307

		14,441

	Total Health Care	95,043

	Industrials — 14.7%
	Airlines — 0.6%
328	Delta Air Lines, Inc. (a)	6,139

	Building Products — 1.0%
241	Fortune Brands Home & Security, Inc.	9,339

	Commercial Services & Supplies — 0.8%
42	Republic Services, Inc.	1,427
60	Stericycle, Inc. (a)	6,577

		8,004

	Construction & Engineering — 0.6%
96	Fluor Corp.	5,694

	Electrical Equipment — 2.2%
67	Acuity Brands, Inc.	5,022
118	AMETEK, Inc.	4,981
102	Generac Holdings, Inc.	3,783
31	Hubbell, Inc., Class B	3,089
75	Regal-Beloit Corp.	4,890

		21,765

	Industrial Conglomerates — 1.3%
199	Carlisle Cos., Inc.	12,390

	Machinery — 3.2%
102	Flowserve Corp.	5,525
101	IDEX Corp.	5,455
127	Pall Corp.	8,443
117	Rexnord Corp. (a)	1,964
59	Snap-on, Inc.	5,315
75	Wabtec Corp.	4,004

		30,706

	Marine — 0.6%
72	Kirby Corp. (a)	5,719

	Professional Services — 1.0%
85	Equifax, Inc.	5,003
134	Nielsen Holdings N.V.	4,505

		9,508

	Road & Rail — 1.3%
37	Canadian Pacific Railway Ltd., (Canada)	4,491
108	J.B. Hunt Transport Services, Inc.	7,802

		12,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.1%
176	Air Lease Corp.	4,845
236	HD Supply Holdings, Inc. (a)	4,442
137	MSC Industrial Direct Co., Inc., Class A	10,626

		19,913

	Total Industrials	141,470

	Information Technology — 13.4%
	Communications Equipment — 0.8%
149	Aruba Networks, Inc. (a)	2,281
41	F5 Networks, Inc. (a)	2,849
69	Palo Alto Networks, Inc. (a)	2,892

		8,022

	Electronic Equipment, Instruments & Components — 2.3%
192	Amphenol Corp., Class A	14,971
154	Arrow Electronics, Inc. (a)	6,121
53	CDW Corp. (a)	994

		22,086

	Internet Software & Services — 1.4%
113	Akamai Technologies, Inc. (a)	4,825
33	LinkedIn Corp., Class A (a)	5,866
48	OpenTable, Inc. (a)	3,044

		13,735

	IT Services — 2.7%
49	Alliance Data Systems Corp. (a)	8,798
141	CoreLogic, Inc. (a)	3,267
89	FleetCor Technologies, Inc. (a)	7,227
132	Jack Henry & Associates, Inc.	6,219

		25,511

	Semiconductors & Semiconductor Equipment — 4.2%
156	Analog Devices, Inc.	7,012
405	Applied Materials, Inc.	6,031
220	Avago Technologies Ltd., (Singapore)	8,216
110	KLA-Tencor Corp.	6,149
328	Xilinx, Inc.	13,007

		40,415

	Software — 2.0%
104	Red Hat, Inc. (a)	4,988
55	SolarWinds, Inc. (a)	2,115
76	Splunk, Inc. (a)	3,514
129	Synopsys, Inc. (a)	4,622
58	Workday, Inc., Class A (a)	3,711

		18,950

	Total Information Technology	128,719

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 5.6%
	Chemicals — 3.8%
58	Airgas, Inc.	5,579
92	Albemarle Corp.	5,736
48	PPG Industries, Inc.	7,086
73	Sherwin-Williams Co. (The)	12,805
60	Sigma-Aldrich Corp.	4,842

		36,048

	Containers & Packaging — 1.8%
191	Ball Corp.	7,942
46	Rock Tenn Co., Class A	4,620
104	Silgan Holdings, Inc.	4,871

		17,433

	Total Materials	53,481

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
59	Telephone & Data Systems, Inc.	1,466

	Utilities — 4.6%
	Electric Utilities — 1.6%
96	Edison International	4,606
51	NV Energy, Inc.	1,196
151	Westar Energy, Inc.	4,813
175	Xcel Energy, Inc.	4,960

		15,575

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
120	Questar Corp.	2,871

	Multi-Utilities — 2.7%
213	CenterPoint Energy, Inc.	5,000
183	CMS Energy Corp.	4,978
190	NiSource, Inc.	5,445
74	Sempra Energy	6,013
103	Wisconsin Energy Corp.	4,224

		25,660

	Total Utilities	44,106

	Total Common Stocks (Cost $667,359)	935,432

Short-Term Investment — 2.2%
	Investment Company — 2.2%
20,751	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $20,751)	20,751

	Total Investments — 99.6% (Cost $688,110)	956,183
	Other Assets in Excess of Liabilities — 0.4%	4,044

	NET ASSETS — 100.0%	$960,227

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 22.3%
	Automobiles — 2.6%
529	Harley-Davidson, Inc.	28,984
113	Tesla Motors, Inc. (a)	12,150

		41,134

	Hotels, Restaurants & Leisure — 3.0%
625	Marriott International, Inc., Class A	25,231
176	Wynn Resorts Ltd.	22,515

		47,746

	Household Durables — 1.1%
159	Mohawk Industries, Inc. (a)	17,841

	Media — 1.6%
187	Discovery Communications, Inc., Class A (a)	14,462
181	Madison Square Garden Co. (The), Class A (a)	10,712

		25,174

	Specialty Retail — 10.3%
303	GameStop Corp., Class A	12,752
469	GNC Holdings, Inc., Class A	20,748
356	O’Reilly Automotive, Inc. (a)	40,138
33	PetSmart, Inc.	2,204
370	Ross Stores, Inc.	23,960
180	Tractor Supply Co.	21,111
469	Urban Outfitters, Inc. (a)	18,855
405	Williams-Sonoma, Inc.	22,613

		162,381

	Textiles, Apparel & Luxury Goods — 3.7%
261	Lululemon Athletica, Inc., (Canada) (a)	17,100
459	Michael Kors Holdings Ltd., (Hong Kong) (a)	28,455
201	Under Armour, Inc., Class A (a)	11,972

		57,527

	Total Consumer Discretionary	351,803

	Consumer Staples — 1.4%
	Food Products — 0.6%
581	WhiteWave Foods Co., Class A (a)	9,445

	Personal Products — 0.8%
587	Avon Products, Inc.	12,334

	Total Consumer Staples	21,779

	Energy — 6.6%
	Energy Equipment & Services — 2.0%
218	Cameron International Corp. (a)	13,349
249	Oceaneering International, Inc.	17,942

		31,291

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.6%
331	Cabot Oil & Gas Corp.	23,472
233	Concho Resources, Inc. (a)	19,524
275	Plains All American Pipeline LP	15,353
190	Range Resources Corp.	14,675

		73,024

	Total Energy	104,315

	Financials — 10.4%
	Capital Markets — 3.0%
752	Blackstone Group LP (The)	15,841
367	Lazard Ltd., (Bermuda), Class A	11,796
272	T. Rowe Price Group, Inc.	19,886

		47,523

	Commercial Banks — 2.8%
478	East West Bancorp, Inc.	13,142
137	M&T Bank Corp.	15,343
181	Signature Bank (a)	15,035

		43,520

	Diversified Financial Services — 1.6%
407	Moody’s Corp.	24,768

	Insurance — 2.0%
194	Aon plc, (United Kingdom)	12,490
415	Axis Capital Holdings Ltd., (Bermuda)	18,990

		31,480

	Real Estate Investment Trusts (REITs) — 0.7%
308	Prologis, Inc.	11,622

	Real Estate Management & Development — 0.3%
225	CBRE Group, Inc., Class A (a)	5,244

	Total Financials	164,157

	Health Care — 15.0%
	Biotechnology — 3.7%
104	Alexion Pharmaceuticals, Inc. (a)	9,574
172	Onyx Pharmaceuticals, Inc. (a)	18,792
47	Regeneron Pharmaceuticals, Inc. (a)	10,614
249	Vertex Pharmaceuticals, Inc. (a)	19,848

		58,828

	Health Care Equipment & Supplies — 1.0%
249	Sirona Dental Systems, Inc. (a)	16,411

	Health Care Providers & Services — 3.7%
618	Brookdale Senior Living, Inc. (a)	16,345
103	DaVita HealthCare Partners, Inc. (a)	12,466
371	Health Net, Inc. (a)	11,796

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
203	Humana, Inc.	17,148

		57,755

	Life Sciences Tools & Services — 3.6%
551	Agilent Technologies, Inc.	23,541
629	Bruker Corp. (a)	10,158
302	Illumina, Inc. (a)	22,602

		56,301

	Pharmaceuticals — 3.0%
160	Actavis, Inc. (a)	20,246
320	Valeant Pharmaceuticals International, Inc. (a)	27,554

		47,800

	Total Health Care	237,095

	Industrials — 19.9%
	Airlines — 1.3%
1,088	Delta Air Lines, Inc. (a)	20,355

	Building Products — 1.1%
457	Fortune Brands Home & Security, Inc.	17,716

	Commercial Services & Supplies — 1.4%
198	Stericycle, Inc. (a)	21,829

	Construction & Engineering — 1.2%
317	Fluor Corp.	18,777

	Electrical Equipment — 1.8%
220	Acuity Brands, Inc.	16,629
338	Generac Holdings, Inc.	12,506

		29,135

	Industrial Conglomerates — 1.5%
380	Carlisle Cos., Inc.	23,678

	Machinery — 3.8%
343	Flowserve Corp.	18,509
418	Pall Corp.	27,775
248	Wabtec Corp.	13,236

		59,520

	Marine — 1.2%
238	Kirby Corp. (a)	18,946

	Professional Services — 0.9%
444	Nielsen Holdings N.V.	14,924

	Road & Rail — 2.6%
123	Canadian Pacific Railway Ltd., (Canada)	14,881
358	J.B. Hunt Transport Services, Inc.	25,869

		40,750

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 3.1%
586	Air Lease Corp.	16,168
777	HD Supply Holdings, Inc. (a)	14,600
233	MSC Industrial Direct Co., Inc., Class A	18,048

		48,816

	Total Industrials	314,446

	Information Technology — 18.6%
	Communications Equipment — 1.7%
491	Aruba Networks, Inc. (a)	7,546
137	F5 Networks, Inc. (a)	9,419
227	Palo Alto Networks, Inc. (a)	9,566

		26,531

	Electronic Equipment, Instruments & Components — 1.7%
336	Amphenol Corp., Class A	26,188

	Internet Software & Services — 2.9%
380	Akamai Technologies, Inc. (a)	16,147
110	LinkedIn Corp., Class A (a)	19,631
160	OpenTable, Inc. (a)	10,245

		46,023

	IT Services — 4.1%
162	Alliance Data Systems Corp. (a)	29,291
467	CoreLogic, Inc. (a)	10,811
296	FleetCor Technologies, Inc. (a)	24,032

		64,134

	Semiconductors & Semiconductor Equipment — 5.2%
1,355	Applied Materials, Inc.	20,205
729	Avago Technologies Ltd., (Singapore)	27,257
210	KLA-Tencor Corp.	11,675
595	Xilinx, Inc.	23,568

		82,705

	Software — 3.0%
346	Red Hat, Inc. (a)	16,529
180	SolarWinds, Inc. (a)	6,982
251	Splunk, Inc. (a)	11,636
194	Workday, Inc., Class A (a)	12,421

		47,568

	Total Information Technology	293,149

	Materials — 3.6%
	Chemicals — 3.6%
159	PPG Industries, Inc.	23,294
187	Sherwin-Williams Co. (The)	33,024

	Total Materials	56,318

	Total Common Stocks (Cost $1,131,158)	1,543,062

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
27,053	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $27,053)	27,053

	Total Investments — 99.5% (Cost $1,158,211)	1,570,115
	Other Assets in Excess of Liabilities — 0.5%	7,682

	NET ASSETS — 100.0%	$1,577,797

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 21.2%
	Distributors — 0.9%
1,441	Genuine Parts Co.	112,465

	Hotels, Restaurants & Leisure — 2.1%
1,211	Darden Restaurants, Inc.	61,121
2,941	Marriott International, Inc., Class A	118,714
1,457	Yum! Brands, Inc.	100,994

		280,829

	Household Durables — 1.5%
1,387	Jarden Corp. (a)	60,689
1,235	Mohawk Industries, Inc. (a)	138,970

		199,659

	Internet & Catalog Retail — 1.6%
2,141	Expedia, Inc.	128,796
1,265	TripAdvisor, Inc. (a)	77,018

		205,814

	Media — 2.6%
1,360	Cablevision Systems Corp., Class A	22,870
1,996	CBS Corp. (Non-Voting), Class B	97,538
3,065	Clear Channel Outdoor Holdings, Inc., Class A (a)	22,866
3,868	DISH Network Corp., Class A	164,487
1,574	Gannett Co., Inc.	38,510

		346,271

	Multiline Retail — 2.8%
2,693	Family Dollar Stores, Inc.	167,801
4,073	Kohl’s Corp.	205,727

		373,528

	Specialty Retail — 7.8%
484	AutoZone, Inc. (a)	205,234
2,620	Bed Bath & Beyond, Inc. (a)	185,747
4,419	Gap, Inc. (The)	184,394
1,637	PetSmart, Inc.	109,683
1,092	Tiffany & Co.	79,519
2,502	TJX Cos., Inc.	125,227
2,661	Williams-Sonoma, Inc.	148,715

		1,038,519

	Textiles, Apparel & Luxury Goods — 1.9%
1,075	PVH Corp.	134,435
607	V.F. Corp.	117,200

		251,635

	Total Consumer Discretionary	2,808,720

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 4.5%
	Beverages — 2.4%
2,316	Beam, Inc.	146,148
979	Brown-Forman Corp., Class B	66,134
2,492	Dr. Pepper Snapple Group, Inc.	114,470

		326,752

	Food Products — 1.2%
1,336	Hershey Co. (The)	119,322
348	JM Smucker Co. (The)	35,909

		155,231

	Household Products — 0.9%
1,173	Energizer Holdings, Inc.	117,918

	Total Consumer Staples	599,901

	Energy — 5.3%
	Oil, Gas & Consumable Fuels — 5.3%
2,068	Devon Energy Corp.	107,294
3,403	Energen Corp.	177,843
1,772	EQT Corp.	140,644
2,756	PBF Energy, Inc.	71,389
3,265	QEP Resources, Inc.	90,700
3,410	Williams Cos., Inc. (The)	110,739

	Total Energy	698,609

	Financials — 26.5%
	Capital Markets — 5.7%
2,408	Ameriprise Financial, Inc.	194,786
6,236	Charles Schwab Corp. (The)	132,401
5,140	Invesco Ltd.	163,438
2,150	Northern Trust Corp.	124,496
1,902	T. Rowe Price Group, Inc.	139,149

		754,270

	Commercial Banks — 6.2%
1,329	City National Corp.	84,250
855	Cullen/Frost Bankers, Inc.	57,079
10,519	Fifth Third Bancorp	189,866
1,701	First Republic Bank	65,473
7,112	Huntington Bancshares, Inc.	56,046
1,460	M&T Bank Corp.	163,100
4,368	SunTrust Banks, Inc.	137,910
2,634	Zions Bancorporation	76,069

		829,793

	Insurance — 9.3%
308	Alleghany Corp. (a)	118,150
1,253	Chubb Corp. (The)	106,038

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
3,653	Hartford Financial Services Group, Inc.	112,958
5,042	Loews Corp.	223,874
5,681	Marsh & McLennan Cos., Inc.	226,794
5,865	Old Republic International Corp.	75,477
570	OneBeacon Insurance Group Ltd., Class A	8,257
4,514	Unum Group	132,576
2,715	W.R. Berkley Corp.	110,936
3,850	XL Group plc, (Ireland)	116,719

		1,231,779

	Real Estate Investment Trusts (REITs) — 3.6%
5,179	Annaly Capital Management, Inc.	65,103
2,436	HCP, Inc.	110,678
3,346	Kimco Realty Corp.	71,711
1,839	Regency Centers Corp.	93,453
1,694	Vornado Realty Trust	140,368

		481,313

	Real Estate Management & Development — 0.7%
5,272	Brookfield Office Properties, Inc.	87,932

	Thrifts & Mortgage Finance — 1.0%
708	Capitol Federal Financial, Inc.	8,597
3,902	Hudson City Bancorp, Inc.	35,744
5,571	People’s United Financial, Inc.	83,003

		127,344

	Total Financials	3,512,431

	Health Care — 4.9%
	Health Care Equipment & Supplies — 0.8%
2,694	CareFusion Corp. (a)	99,280

	Health Care Providers & Services — 4.1%
2,159	AmerisourceBergen Corp.	120,546
2,482	Cigna Corp.	179,886
1,024	Henry Schein, Inc. (a)	98,094
1,771	Humana, Inc.	149,474

		548,000

	Total Health Care	647,280

	Industrials — 9.7%
	Building Products — 0.8%
2,757	Fortune Brands Home & Security, Inc.	106,794

	Commercial Services & Supplies — 0.3%
1,168	Republic Services, Inc.	39,640

	Electrical Equipment — 2.7%
3,209	AMETEK, Inc.	135,741
869	Hubbell, Inc., Class B	86,054

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
2,095	Regal-Beloit Corp.	135,848

		357,643

	Industrial Conglomerates — 1.1%
2,371	Carlisle Cos., Inc.	147,734

	Machinery — 2.6%
2,851	IDEX Corp.	153,433
3,194	Rexnord Corp. (a)	53,820
1,620	Snap-on, Inc.	144,790

		352,043

	Professional Services — 1.1%
2,383	Equifax, Inc.	140,449

	Trading Companies & Distributors — 1.1%
1,871	MSC Industrial Direct Co., Inc., Class A	144,913

	Total Industrials	1,289,216

	Information Technology — 8.4%
	Electronic Equipment, Instruments & Components — 3.0%
2,469	Amphenol Corp., Class A	192,420
4,319	Arrow Electronics, Inc. (a)	172,113
1,484	CDW Corp. (a)	27,623

		392,156

	IT Services — 1.3%
3,612	Jack Henry & Associates, Inc.	170,256

	Semiconductors & Semiconductor Equipment — 3.2%
4,353	Analog Devices, Inc.	196,145
1,306	KLA-Tencor Corp.	72,805
4,056	Xilinx, Inc.	160,640

		429,590

	Software — 0.9%
3,524	Synopsys, Inc. (a)	125,998

	Total Information Technology	1,118,000

	Materials — 7.5%
	Chemicals — 3.9%
1,591	Airgas, Inc.	151,913
2,507	Albemarle Corp.	156,149
435	Sherwin-Williams Co. (The)	76,855
1,642	Sigma-Aldrich Corp.	131,950

		516,867

	Containers & Packaging — 3.6%
5,382	Ball Corp.	223,568
1,234	Rock Tenn Co., Class A	123,248

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Containers & Packaging — Continued
2,826	Silgan Holdings, Inc.	132,705

		479,521

	Total Materials	996,388

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
1,585	Telephone & Data Systems, Inc.	39,077

	Utilities — 9.2%
	Electric Utilities — 3.3%
2,657	Edison International	127,959
1,416	NV Energy, Inc.	33,224
4,183	Westar Energy, Inc.	133,681
4,862	Xcel Energy, Inc.	137,796

		432,660

	Gas Utilities — 0.6%
3,344	Questar Corp.	79,758

	Multi-Utilities — 5.3%
5,798	CenterPoint Energy, Inc.	136,198
5,093	CMS Energy Corp.	138,389
5,340	NiSource, Inc.	152,948

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
2,066	Sempra Energy	168,950
2,749	Wisconsin Energy Corp.	112,681

		709,166

	Total Utilities	1,221,584

	Total Common Stocks (Cost $9,504,192)	12,931,206

Short-Term Investment — 2.4%
	Investment Company — 2.4%
322,830	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $322,830)	322,830

	Total Investments — 99.9% (Cost $9,827,022)	13,254,036
	Other Assets in Excess of Liabilities — 0.1%	8,946

	NET ASSETS — 100.0%	$13,262,982

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 98.5% (j)
Common Stocks — 91.0%
	Consumer Discretionary — 15.7%
	Auto Components — 0.4%
70	Dana Holding Corp.	1,340

	Automobiles — 0.8%
76	Ford Motor Co.	1,183
43	General Motors Co. (a)	1,426

		2,609

	Diversified Consumer Services — 0.9%
26	Apollo Group, Inc., Class A (a)	455
20	Coinstar, Inc. (a)	1,176
47	Service Corp. International	843
16	Weight Watchers International, Inc.	749

		3,223

	Hotels, Restaurants & Leisure — 2.5%
17	Bally Technologies, Inc. (a)	959
43	Brinker International, Inc.	1,681
15	Cracker Barrel Old Country Store, Inc.	1,378
57	International Game Technology	948
20	Marriott Vacations Worldwide Corp. (a)	858
53	MGM Resorts International (a)	786
41	Texas Roadhouse, Inc.	1,034
17	Wyndham Worldwide Corp.	954

		8,598

	Household Durables — 1.5%
17	Garmin Ltd., (Switzerland)	618
40	Jarden Corp. (a)	1,754
71	PulteGroup, Inc. (a)	1,345
10	Ryland Group, Inc. (The)	411
8	Whirlpool Corp.	882

		5,010

	Internet & Catalog Retail — 1.0%
18	Expedia, Inc.	1,054
36	HomeAway, Inc. (a)	1,180
45	Liberty Interactive Corp., Class A (a)	1,037

		3,271

	Leisure Equipment & Products — 0.5%
23	Hasbro, Inc.	1,046
13	Sturm Ruger & Co., Inc.	607

		1,653

	Media — 2.6%
17	AMC Networks, Inc., Class A (a)	1,131
27	Comcast Corp., Class A	1,124
19	DISH Network Corp., Class A	815

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
32	Gannett Co., Inc.	787
48	Lions Gate Entertainment Corp. (a)	1,309
9	Meredith Corp.	418
15	News Corp., Class A	473
17	Omnicom Group, Inc.	1,094
5	Regal Entertainment Group, Class A	98
15	Scripps Networks Interactive, Inc., Class A	1,005
35	Valassis Communications, Inc.	858

		9,112

	Multiline Retail — 0.9%
40	Dillard’s, Inc., Class A	3,245

	Specialty Retail — 3.9%
16	Abercrombie & Fitch Co., Class A	733
40	American Eagle Outfitters, Inc.	737
25	Buckle, Inc. (The)	1,313
32	Foot Locker, Inc.	1,116
39	GameStop Corp., Class A	1,630
25	Gap, Inc. (The)	1,059
159	Office Depot, Inc. (a)	617
9	O’Reilly Automotive, Inc. (a)	992
26	Penske Automotive Group, Inc.	806
2	PetSmart, Inc.	135
206	Staples, Inc.	3,262
20	TJX Cos., Inc.	1,008

		13,408

	Textiles, Apparel & Luxury Goods — 0.7%
18	Carter’s, Inc.	1,341
22	Hanesbrands, Inc.	1,139

		2,480

	Total Consumer Discretionary	53,949

	Consumer Staples — 6.9%
	Beverages — 0.5%
12	Constellation Brands, Inc., Class A (a)	644
24	Molson Coors Brewing Co., Class B	1,135

		1,779

	Food & Staples Retailing — 2.1%
24	CVS Caremark Corp.	1,372
35	Kroger Co. (The)	1,217
700	Rite Aid Corp. (a)	2,002
54	Safeway, Inc.	1,275
33	Walgreen Co.	1,477

		7,343

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Food Products — 2.0%
68	Dean Foods Co. (a)	685
20	Green Mountain Coffee Roasters, Inc. (a)	1,494
23	Ingredion, Inc.	1,481
10	JM Smucker Co. (The)	1,003
16	Sanderson Farms, Inc.	1,057
51	Tyson Foods, Inc., Class A	1,320

		7,040

	Household Products — 0.8%
28	Energizer Holdings, Inc.	2,764

	Personal Products — 0.7%
19	Herbalife Ltd., (Cayman Islands)	868
23	Nu Skin Enterprises, Inc., Class A	1,383

		2,251

	Tobacco — 0.8%
24	Altria Group, Inc.	854
20	Lorillard, Inc.	892
16	Universal Corp.	902

		2,648

	Total Consumer Staples	23,825

	Energy — 7.3%
	Energy Equipment & Services — 3.4%
5	Bristow Group, Inc.	358
44	C&J Energy Services, Inc. (a)	857
35	Diamond Offshore Drilling, Inc.	2,408
17	Ensco plc, (United Kingdom), Class A	980
21	Helix Energy Solutions Group, Inc. (a)	482
73	McDermott International, Inc. (a)	598
44	Nabors Industries Ltd., (Bermuda)	678
12	Oil States International, Inc. (a)	1,076
13	Rowan Cos. plc, Class A (a)	450
67	RPC, Inc.	928
40	Superior Energy Services, Inc. (a)	1,041
17	Tidewater, Inc.	989
21	Unit Corp. (a)	896

		11,741

	Oil, Gas & Consumable Fuels — 3.9%
33	Anadarko Petroleum Corp.	2,863
6	Chevron Corp.	739
16	ConocoPhillips	995
31	Delek U.S. Holdings, Inc.	883
9	HollyFrontier Corp.	374
25	Newfield Exploration Co. (a)	592
15	Noble Energy, Inc.	924

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
24	Oasis Petroleum, Inc. (a)	950
21	Phillips 66	1,248
18	Rosetta Resources, Inc. (a)	750
32	Ship Finance International Ltd., (Bermuda)	472
24	Southwestern Energy Co. (a)	883
38	Stone Energy Corp. (a)	829
4	Tesoro Corp.	184
28	Western Refining, Inc.	774

		13,460

	Total Energy	25,201

	Financials — 9.1%
	Capital Markets — 1.0%
6	Ameriprise Financial, Inc.	477
49	Ares Capital Corp.	849
37	Bank of New York Mellon Corp. (The)	1,033
30	Fifth Street Finance Corp.	308
6	Goldman Sachs Group, Inc. (The)	957

		3,624

	Commercial Banks — 2.4%
10	BB&T Corp.	326
37	East West Bancorp, Inc.	1,015
23	Fifth Third Bancorp	424
25	First Republic Bank	967
163	Huntington Bancshares, Inc.	1,287
11	PNC Financial Services Group, Inc. (The)	818
90	Regions Financial Corp.	858
38	U.S. Bancorp	1,386
31	Wells Fargo & Co.	1,268

		8,349

	Consumer Finance — 0.7%
21	Discover Financial Services	1,009
66	SLM Corp.	1,499

		2,508

	Diversified Financial Services — 0.7%
26	Citigroup, Inc.	1,232
19	Moody’s Corp.	1,127

		2,359

	Insurance — 3.1%
6	Allied World Assurance Co. Holdings AG, (Switzerland)	565
29	Allstate Corp. (The)	1,372
9	American Financial Group, Inc.	442
12	Aspen Insurance Holdings Ltd., (Bermuda)	430

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Insurance — Continued
7	Everest Re Group Ltd., (Bermuda)	902
33	Fidelity National Financial, Inc., Class A	776
33	First American Financial Corp.	732
11	HCC Insurance Holdings, Inc.	459
35	Montpelier Re Holdings Ltd., (Bermuda)	886
12	PartnerRe Ltd., (Bermuda)	1,111
17	Platinum Underwriters Holdings Ltd., (Bermuda)	989
14	Prudential Financial, Inc.	1,002
4	RenaissanceRe Holdings Ltd., (Bermuda)	384
6	Travelers Cos., Inc. (The)	457

		10,507

	Real Estate Investment Trusts (REITs) — 0.9%
3	AvalonBay Communities, Inc.	376
32	Brandywine Realty Trust	428
18	CBL & Associates Properties, Inc.	393
13	Corporate Office Properties Trust	343
10	Highwoods Properties, Inc.	355
6	Post Properties, Inc.	301
5	SL Green Realty Corp.	407
12	Weingarten Realty Investors	374

		2,977

	Thrifts & Mortgage Finance — 0.3%
24	Ocwen Financial Corp. (a)	990

	Total Financials	31,314

	Health Care — 11.4%
	Biotechnology — 2.2%
15	Amgen, Inc.	1,439
11	Cubist Pharmaceuticals, Inc. (a)	544
10	Gilead Sciences, Inc. (a)	514
23	Isis Pharmaceuticals, Inc. (a)	606
54	PDL BioPharma, Inc.	418
38	Quintiles Transnational Holdings, Inc. (a)	1,608
24	United Therapeutics Corp. (a)	1,549
10	Vertex Pharmaceuticals, Inc. (a)	761

		7,439

	Health Care Equipment & Supplies — 3.0%
39	Alere, Inc. (a)	954
10	Becton, Dickinson & Co.	948
105	Boston Scientific Corp. (a)	970
94	CareFusion Corp. (a)	3,466
38	Medtronic, Inc.	1,981
33	ResMed, Inc.	1,468
21	Thoratec Corp. (a)	669

		10,456

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.6%
23	Aetna, Inc.	1,443
40	AmerisourceBergen Corp.	2,211
20	Centene Corp. (a)	1,024
22	Cigna Corp.	1,616
25	Community Health Systems, Inc.	1,191
29	HealthSouth Corp. (a)	830
29	Molina Healthcare, Inc. (a)	1,079
40	Omnicare, Inc.	1,887
13	WellPoint, Inc.	1,062

		12,343

	Health Care Technology — 0.2%
34	MedAssets, Inc. (a)	610

	Life Sciences Tools & Services — 0.3%
24	PAREXEL International Corp. (a)	1,118

	Pharmaceuticals — 2.1%
14	Actavis, Inc. (a)	1,795
6	Eli Lilly & Co.	293
31	Endo Health Solutions, Inc. (a)	1,129
13	Hospira, Inc. (a)	500
29	Mylan, Inc. (a)	911
32	Questcor Pharmaceuticals, Inc.	1,470
17	Salix Pharmaceuticals Ltd. (a)	1,109

		7,207

	Total Health Care	39,173

	Industrials — 14.0%
	Aerospace & Defense — 1.8%
13	Boeing Co. (The)	1,330
12	Esterline Technologies Corp. (a)	883
19	Huntington Ingalls Industries, Inc.	1,054
3	Northrop Grumman Corp.	259
55	Textron, Inc.	1,433
9	TransDigm Group, Inc.	1,334

		6,293

	Air Freight & Logistics — 0.1%
2	United Parcel Service, Inc., Class B	176

	Airlines — 0.7%
7	Alaska Air Group, Inc. (a)	375
83	Delta Air Lines, Inc. (a)	1,547
48	Southwest Airlines Co.	619

		2,541

	Commercial Services & Supplies — 1.6%
30	Avery Dennison Corp.	1,265
204	Pitney Bowes, Inc.	2,992

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
		Commercial Services & Supplies — Continued
89		R.R. Donnelley & Sons Co.	1,249

			5,506

		Construction & Engineering — 2.4%
106		AECOM Technology Corp. (a)	3,383
29		Chicago Bridge & Iron Co. N.V., (Netherlands)	1,756
24		EMCOR Group, Inc.	996
14		Fluor Corp.	808
30		URS Corp.	1,398

			8,341

		Electrical Equipment — 0.8%
20		Brady Corp., Class A	619
25		EnerSys, Inc.	1,204
25		General Cable Corp.	784

			2,607

		Industrial Conglomerates — 0.2%
37		General Electric Co.	861

		Machinery — 4.1%
18		AGCO Corp.	892
29		Briggs & Stratton Corp.	572
52		Crane Co.	3,092
25		Ingersoll-Rand plc, (Ireland)	1,382
51		ITT Corp.	1,506
6		Middleby Corp. (a)	1,000
59		Oshkosh Corp. (a)	2,229
—	(h)	Standex International Corp.	17
53		Terex Corp. (a)	1,382
46		Titan International, Inc.	769
29		Trinity Industries, Inc.	1,108

			13,949

		Marine — 0.2%
21		Matson, Inc.	525

		Professional Services — 0.9%
8		Corporate Executive Board Co. (The)	530
16		Manpowergroup, Inc.	884
21		Towers Watson & Co., Class A	1,702

			3,116

		Road & Rail — 1.1%
46		Avis Budget Group, Inc. (a)	1,330
29		Hertz Global Holdings, Inc. (a)	708
40		Swift Transportation Co. (a)	658
8		Union Pacific Corp.	1,259

			3,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.1%
7	United Rentals, Inc. (a)	332

	Total Industrials	48,202

	Information Technology — 16.1%
	Communications Equipment — 1.1%
59	ARRIS Group, Inc. (a)	854
15	Aruba Networks, Inc. (a)	225
59	Cisco Systems, Inc.	1,433
17	Harris Corp.	843
1	Plantronics, Inc.	59
39	Polycom, Inc. (a)	412

		3,826

	Computers & Peripherals — 2.5%
126	Hewlett-Packard Co.	3,124
53	NetApp, Inc. (a)	1,988
30	Seagate Technology plc, (Ireland)	1,363
34	Western Digital Corp.	2,123

		8,598

	Electronic Equipment, Instruments & Components — 1.2%
20	Avnet, Inc. (a)	660
56	Corning, Inc.	803
6	Dolby Laboratories, Inc., Class A	204
23	Ingram Micro, Inc., Class A (a)	436
52	Jabil Circuit, Inc.	1,064
21	SYNNEX Corp. (a)	890

		4,057

	Internet Software & Services — 1.4%
4	Equinix, Inc. (a)	775
1	Google, Inc., Class A (a)	968
6	ValueClick, Inc. (a)	139
122	Yahoo!, Inc. (a)	3,057

		4,939

	IT Services — 3.7%
91	Amdocs Ltd.	3,361
20	CACI International, Inc., Class A (a)	1,249
72	Computer Sciences Corp.	3,162
49	Convergys Corp.	859
13	CoreLogic, Inc. (a)	292
23	Fidelity National Information Services, Inc.	989
19	Gartner, Inc. (a)	1,104
9	Jack Henry & Associates, Inc.	428
25	NeuStar, Inc., Class A (a)	1,234

		12,678

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Office Electronics — 0.3%
90	Xerox Corp.	817
9	Zebra Technologies Corp., Class A (a)	382

		1,199

	Semiconductors & Semiconductor Equipment — 2.5%
46	Applied Materials, Inc.	690
30	Broadcom Corp., Class A	1,021
21	Freescale Semiconductor Ltd. (a)	287
19	KLA-Tencor Corp.	1,063
7	Lam Research Corp. (a)	308
96	Marvell Technology Group Ltd., (Bermuda)	1,127
162	Micron Technology, Inc. (a)	2,328
70	NVIDIA Corp.	981
101	PMC-Sierra, Inc. (a)	639

		8,444

	Software — 3.4%
62	Activision Blizzard, Inc.	891
13	BMC Software, Inc. (a)	599
48	CA, Inc.	1,380
91	Cadence Design Systems, Inc. (a)	1,312
37	Microsoft Corp.	1,291
20	Oracle Corp.	606
13	PTC, Inc. (a)	330
125	Rovi Corp. (a)	2,866
68	Symantec Corp.	1,536
48	Take-Two Interactive Software, Inc. (a)	713

		11,524

	Total Information Technology	55,265

	Materials — 5.6%
	Chemicals — 1.7%
20	Cabot Corp.	745
6	CF Industries Holdings, Inc.	1,104
24	H.B. Fuller Co.	924
71	Huntsman Corp.	1,176
5	Monsanto Co.	535
3	NewMarket Corp.	905
24	Olin Corp.	568

		5,957

	Containers & Packaging — 1.3%
17	Ball Corp.	711
19	Greif, Inc., Class A	978
36	Owens-Illinois, Inc. (a)	992
49	Sealed Air Corp.	1,183
13	Silgan Holdings, Inc.	588

		4,452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.4%
88	Alcoa, Inc.	685
13	Kaiser Aluminum Corp.	788
13	Reliance Steel & Aluminum Co.	876
30	Steel Dynamics, Inc.	452
18	SunCoke Energy, Inc. (a)	257
36	United States Steel Corp.	631
35	Worthington Industries, Inc.	1,117

		4,806

	Paper & Forest Products — 1.2%
43	Domtar Corp., (Canada)	2,885
21	Schweitzer-Mauduit International, Inc.	1,064

		3,949

	Total Materials	19,164

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
188	Frontier Communications Corp.	761
2	Verizon Communications, Inc.	108

		869

	Wireless Telecommunication Services — 0.2%
23	T-Mobile US, Inc. (a)	561

	Total Telecommunication Services	1,430

	Utilities — 4.5%
	Electric Utilities — 1.1%
16	Edison International	768
24	Exelon Corp.	748
20	FirstEnergy Corp.	745
53	Portland General Electric Co.	1,615

		3,876

	Gas Utilities — 1.2%
20	AGL Resources, Inc.	840
84	UGI Corp.	3,291

		4,131

	Independent Power Producers & Energy Traders — 1.5%
261	AES Corp.	3,125
94	Calpine Corp. (a)	1,992

		5,117

	Multi-Utilities — 0.4%
12	Ameren Corp.	419
29	CMS Energy Corp.	795

		1,214

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Water Utilities — 0.3%
31	Aqua America, Inc.	965

	Total Utilities	15,303

	Total Common Stocks (Cost $252,790)	312,826

Short-Term Investment — 7.5%
	Investment Company — 7.5%
25,816	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $25,816)	25,816

	Total Investments — 98.5% (Cost $278,606)	338,642
	Other Assets in Excess of Liabilities — 1.5%	5,144

	NET ASSETS — 100.0%	$343,786

Short Positions — 89.1%
Common Stocks — 89.1%
	Consumer Discretionary — 14.4%
	Auto Components — 0.5%
44	Johnson Controls, Inc.	1,564

	Automobiles — 0.7%
14	Harley-Davidson, Inc.	787
15	Tesla Motors, Inc. (a)	1,630

		2,417

	Distributors — 0.1%
18	LKQ Corp. (a)	464

	Diversified Consumer Services — 0.8%
28	DeVry, Inc.	862
42	Regis Corp.	685
34	Sotheby’s	1,308

		2,855

	Hotels, Restaurants & Leisure — 2.7%
28	BJ’s Restaurants, Inc. (a)	1,023
31	Carnival Corp.	1,079
4	Chipotle Mexican Grill, Inc. (a)	1,310
25	Dunkin’ Brands Group, Inc.	1,076
22	Hyatt Hotels Corp., Class A (a)	900
12	Las Vegas Sands Corp.	653
4	McDonald’s Corp.	388
18	Royal Caribbean Cruises Ltd.	605
18	Vail Resorts, Inc.	1,131
14	Yum! Brands, Inc.	999

		9,164

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 0.4%
15	Harman International Industries, Inc.	818
16	Tempur Sealy International, Inc. (a)	719

		1,537

	Media — 2.5%
14	Discovery Communications, Inc., Class A (a)	1,067
48	DreamWorks Animation SKG, Inc., Class A (a)	1,222
79	Interpublic Group of Cos., Inc. (The)	1,146
13	John Wiley & Sons, Inc., Class A	532
10	Lamar Advertising Co., Class A (a)	423
6	Liberty Global plc, (United Kingdom), Class A (a)	475
80	Live Nation Entertainment, Inc. (a)	1,234
49	New York Times Co. (The), Class A (a)	544
368	Sirius XM Radio, Inc.	1,234
17	Thomson Reuters Corp.	544

		8,421

	Multiline Retail — 1.1%
52	Family Dollar Stores, Inc.	3,214
9	Kohl’s Corp.	470

		3,684

	Specialty Retail — 3.5%
28	CarMax, Inc. (a)	1,303
31	Finish Line, Inc. (The), Class A	671
16	Group 1 Automotive, Inc.	1,033
20	Jos. A. Bank Clothiers, Inc. (a)	827
11	L Brands, Inc.	564
29	Monro Muffler Brake, Inc.	1,411
42	Pier 1 Imports, Inc.	976
38	Sally Beauty Holdings, Inc. (a)	1,194
26	Signet Jewelers Ltd., (Bermuda)	1,764
12	Tractor Supply Co.	1,418
10	Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,035

		12,196

	Textiles, Apparel & Luxury Goods — 2.1%
77	Fifth & Pacific Cos., Inc. (a)	1,715
8	Lululemon Athletica, Inc., (Canada) (a)	553
142	Quiksilver, Inc. (a)	918
6	Ralph Lauren Corp.	1,067
21	Under Armour, Inc., Class A (a)	1,261
30	Wolverine World Wide, Inc.	1,614

		7,128

	Total Consumer Discretionary	49,430

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Consumer Staples — 6.5%
	Beverages — 1.2%
15	Beam, Inc.	957
18	Brown-Forman Corp., Class B	1,208
21	Coca-Cola Co. (The)	854
19	Monster Beverage Corp. (a)	1,166

		4,185

	Food & Staples Retailing — 1.8%
7	Casey’s General Stores, Inc.	404
24	Harris Teeter Supermarkets, Inc.	1,111
13	Pricesmart, Inc.	1,124
52	United Natural Foods, Inc. (a)	2,801
18	Whole Foods Market, Inc.	943

		6,383

	Food Products — 2.5%
13	B&G Foods, Inc.	452
30	Hain Celestial Group, Inc. (The) (a)	1,960
12	Hershey Co. (The)	1,041
23	Hormel Foods Corp.	874
19	McCormick & Co., Inc. (Non-Voting)	1,304
15	Mead Johnson Nutrition Co.	1,193
22	Mondelez International, Inc., Class A	637
17	TreeHouse Foods, Inc. (a)	1,091

		8,552

	Household Products — 0.2%
8	Procter & Gamble Co. (The)	609

	Personal Products — 0.8%
22	Elizabeth Arden, Inc. (a)	978
27	Estee Lauder Cos., Inc. (The), Class A	1,768

		2,746

	Total Consumer Staples	22,475

	Energy — 8.5%
	Energy Equipment & Services — 1.9%
12	Baker Hughes, Inc.	560
5	CARBO Ceramics, Inc.	334
18	Dresser-Rand Group, Inc. (a)	1,058
17	Dril-Quip, Inc. (a)	1,521
22	FMC Technologies, Inc. (a)	1,233
30	Forum Energy Technologies, Inc. (a)	920
140	Key Energy Services, Inc. (a)	834

		6,460

	Oil, Gas & Consumable Fuels — 6.6%
91	Alpha Natural Resources, Inc. (a)	478
41	Approach Resources, Inc. (a)	997

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
5	Cimarex Energy Co.	339
37	Cobalt International Energy, Inc. (a)	983
36	Concho Resources, Inc. (a)	3,052
34	CONSOL Energy, Inc.	911
11	Continental Resources, Inc. (a)	980
18	EQT Corp.	1,398
23	Golar LNG Ltd., (Bermuda)	744
41	Gulfport Energy Corp. (a)	1,917
16	Kinder Morgan, Inc.	597
46	Kodiak Oil & Gas Corp. (a)	408
21	PDC Energy, Inc. (a)	1,090
32	QEP Resources, Inc.	902
13	Range Resources Corp.	998
25	SemGroup Corp., Class A	1,363
20	SM Energy Co.	1,193
39	Spectra Energy Corp.	1,329
19	Targa Resources Corp.	1,241
14	World Fuel Services Corp.	542
62	WPX Energy, Inc. (a)	1,182

		22,644

	Total Energy	29,104

	Financials — 9.8%
	Capital Markets — 1.6%
101	Janus Capital Group, Inc.	862
34	LPL Financial Holdings, Inc.	1,269
20	Northern Trust Corp.	1,141
16	T. Rowe Price Group, Inc.	1,184
44	TD Ameritrade Holding Corp.	1,077

		5,533

	Commercial Banks — 2.5%
19	Bank of Hawaii Corp.	962
31	Commerce Bancshares, Inc.	1,366
24	Cullen/Frost Bankers, Inc.	1,586
32	Hancock Holding Co.	958
18	SVB Financial Group (a)	1,504
106	TCF Financial Corp.	1,510
2	United Bankshares, Inc.	54
77	Valley National Bancorp	729

		8,669

	Consumer Finance — 0.1%
3	American Express Co.	210

	Diversified Financial Services — 1.0%
19	CME Group, Inc.	1,445

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Diversified Financial Services — Continued
7	IntercontinentalExchange, Inc. (a)	1,292
19	NASDAQ OMX Group, Inc. (The)	607

		3,344

	Insurance — 2.9%
1	Alleghany Corp. (a)	514
11	Arch Capital Group Ltd., (Bermuda) (a)	544
21	Cincinnati Financial Corp.	960
24	Endurance Specialty Holdings Ltd., (Bermuda)	1,212
2	Markel Corp. (a)	1,304
12	Marsh & McLennan Cos., Inc.	469
87	MBIA, Inc. (a)	1,156
24	Mercury General Corp.	1,075
117	Old Republic International Corp.	1,507
46	Progressive Corp. (The)	1,171

		9,912

	Real Estate Investment Trusts (REITs) — 1.1%
8	BRE Properties, Inc.	392
30	Duke Realty Corp.	462
22	Kimco Realty Corp.	467
12	Liberty Property Trust	437
7	Mack-Cali Realty Corp.	163
22	Ryman Hospitality Properties	846
34	Weyerhaeuser Co.	966

		3,733

	Thrifts & Mortgage Finance — 0.6%
91	Capitol Federal Financial, Inc.	1,108
77	People’s United Financial, Inc.	1,145

		2,253

	Total Financials	33,654

	Health Care — 10.3%
	Biotechnology — 0.8%
33	Ariad Pharmaceuticals, Inc. (a)	585
8	BioMarin Pharmaceutical, Inc. (a)	472
13	Cepheid, Inc. (a)	459
24	Incyte Corp., Ltd. (a)	519
14	Medivation, Inc. (a)	694

		2,729

	Health Care Equipment & Supplies — 2.8%
33	Align Technology, Inc. (a)	1,225
30	Cooper Cos., Inc. (The)	3,607
16	DENTSPLY International, Inc.	648
33	Haemonetics Corp. (a)	1,359
14	HeartWare International, Inc. (a)	1,355

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
2	Intuitive Surgical, Inc. (a)	820
39	Volcano Corp. (a)	714

		9,728

	Health Care Providers & Services — 3.3%
73	Accretive Health, Inc. (a)	794
54	Brookdale Senior Living, Inc. (a)	1,433
18	Catamaran Corp. (a)	869
9	Chemed Corp.	650
17	DaVita HealthCare Partners, Inc. (a)	2,069
10	Henry Schein, Inc. (a)	991
17	LifePoint Hospitals, Inc. (a)	844
29	Owens & Minor, Inc.	988
16	Quest Diagnostics, Inc.	986
16	Tenet Healthcare Corp. (a)	727
17	WellCare Health Plans, Inc. (a)	961

		11,312

	Health Care Technology — 0.9%
16	athenahealth, Inc. (a)	1,335
38	HMS Holdings Corp. (a)	879
47	Quality Systems, Inc.	886

		3,100

	Life Sciences Tools & Services — 0.5%
6	Bio-Rad Laboratories, Inc., Class A (a)	687
15	Covance, Inc. (a)	1,156

		1,843

	Pharmaceuticals — 2.0%
44	Akorn, Inc. (a)	595
4	Allergan, Inc.	356
53	Auxilium Pharmaceuticals, Inc. (a)	877
33	Bristol-Myers Squibb Co.	1,485
31	Forest Laboratories, Inc. (a)	1,262
9	Perrigo Co.	1,142
36	ViroPharma, Inc. (a)	1,036

		6,753

	Total Health Care	35,465

	Industrials — 15.0%
	Aerospace & Defense — 1.3%
8	Curtiss-Wright Corp.	295
45	Hexcel Corp. (a)	1,543
7	Precision Castparts Corp.	1,670
14	Teledyne Technologies, Inc. (a)	1,085

		4,593

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Airlines — 0.4%
39	United Continental Holdings, Inc. (a)	1,222

	Building Products — 1.2%
19	Armstrong World Industries, Inc. (a)	905
23	Fortune Brands Home & Security, Inc.	904
35	Owens Corning (a)	1,358
33	Simpson Manufacturing Co., Inc.	985

		4,152

	Commercial Services & Supplies — 2.2%
20	Clean Harbors, Inc. (a)	991
34	Covanta Holding Corp.	691
23	Iron Mountain, Inc.	599
33	Republic Services, Inc.	1,136
5	Rollins, Inc.	137
11	Stericycle, Inc. (a)	1,201
36	Waste Connections, Inc.	1,489
34	Waste Management, Inc.	1,358

		7,602

	Electrical Equipment — 0.7%
11	Acuity Brands, Inc.	861
15	Eaton Corp. plc, (Ireland)	1,011
86	GrafTech International Ltd. (a)	626

		2,498

	Machinery — 5.3%
38	Caterpillar, Inc.	3,152
14	Chart Industries, Inc. (a)	1,337
22	CLARCOR, Inc.	1,157
18	Colfax Corp. (a)	936
8	Cummins, Inc.	875
26	Donaldson Co., Inc.	913
17	Graco, Inc.	1,044
48	Harsco Corp.	1,122
43	Joy Global, Inc.	2,069
26	Kennametal, Inc.	1,011
29	Navistar International Corp. (a)	802
24	PACCAR, Inc.	1,294
9	Toro Co. (The)	428
7	WABCO Holdings, Inc. (a)	532
33	Woodward, Inc.	1,328

		18,000

	Marine — 0.4%
16	Kirby Corp. (a)	1,292

	Professional Services — 0.6%
19	Advisory Board Co. (The) (a)	1,059

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
10	IHS, Inc., Class A (a)	1,087

		2,146

	Road & Rail — 0.7%
19	Genesee & Wyoming, Inc., Class A (a)	1,623
13	Ryder System, Inc.	799

		2,422

	Trading Companies & Distributors — 2.2%
21	Applied Industrial Technologies, Inc.	999
24	Beacon Roofing Supply, Inc. (a)	928
67	Fastenal Co.	3,086
19	GATX Corp.	892
22	Textainer Group Holdings Ltd., (Bermuda)	847
3	W.W. Grainger, Inc.	847

		7,599

	Total Industrials	51,526

	Information Technology — 14.3%
	Communications Equipment — 1.1%
9	F5 Networks, Inc. (a)	624
50	JDS Uniphase Corp. (a)	714
12	NETGEAR, Inc. (a)	354
28	ViaSat, Inc. (a)	2,002

		3,694

	Computers & Peripherals — 0.7%
15	NCR Corp. (a)	486
79	QLogic Corp. (a)	753
12	Stratasys Ltd. (a)	1,015

		2,254

	Electronic Equipment, Instruments & Components — 1.8%
8	Arrow Electronics, Inc. (a)	337
52	FLIR Systems, Inc.	1,416
8	IPG Photonics Corp.	486
46	National Instruments Corp.	1,284
57	Trimble Navigation Ltd. (a)	1,478
38	Universal Display Corp. (a)	1,067

		6,068

	Internet Software & Services — 2.7%
25	Akamai Technologies, Inc. (a)	1,082
34	Bankrate, Inc. (a)	487
17	Cornerstone OnDemand, Inc. (a)	730
15	CoStar Group, Inc. (a)	1,891
30	Dealertrack Technologies, Inc. (a)	1,070
12	eBay, Inc. (a)	641

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
		Internet Software & Services — Continued
34		Facebook, Inc., Class A (a)	839
27		Liquidity Services, Inc. (a)	927
46		Rackspace Hosting, Inc. (a)	1,732

			9,399

		IT Services — 2.2%
16		Automatic Data Processing, Inc.	1,122
6		FleetCor Technologies, Inc. (a)	525
1		MasterCard, Inc., Class A	670
3		MAXIMUS, Inc.	255
84		Paychex, Inc.	3,074
35		Sapient Corp. (a)	457
16		Teradata Corp. (a)	794
35		VeriFone Systems, Inc. (a)	586

			7,483

		Semiconductors & Semiconductor Equipment — 2.5%
38		Cavium, Inc. (a)	1,336
17		Hittite Microwave Corp. (a)	987
54		International Rectifier Corp. (a)	1,131
35		Microchip Technology, Inc.	1,308
26		Power Integrations, Inc.	1,059
33		Semtech Corp. (a)	1,163
21		Silicon Laboratories, Inc. (a)	881
23		Veeco Instruments, Inc. (a)	824

			8,689

		Software — 3.3%
22		ACI Worldwide, Inc. (a)	1,000
29		BroadSoft, Inc. (a)	808
3		Citrix Systems, Inc. (a)	166
—	(h)	Compuware Corp.	5
8		FactSet Research Systems, Inc.	847
47		Fortinet, Inc. (a)	830
26		MICROS Systems, Inc. (a)	1,127
19		NetSuite, Inc. (a)	1,765
51		QLIK Technologies, Inc. (a)	1,436
27		Red Hat, Inc. (a)	1,298
18		Splunk, Inc. (a)	820
41		TIBCO Software, Inc. (a)	888
7		Tyler Technologies, Inc. (a)	449

			11,439

		Total Information Technology	49,026

		Materials — 5.3%
		Chemicals — 3.3%
12		Air Products & Chemicals, Inc.	1,082

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
6	Airgas, Inc.	527
22	Celanese Corp., Series A,	1,000
48	Chemtura Corp. (a)	973
17	FMC Corp.	1,060
7	Innophos Holdings, Inc.	329
117	Intrepid Potash, Inc.	2,226
15	Mosaic Co. (The)	815
9	Praxair, Inc.	1,013
24	Rockwood Holdings, Inc.	1,536
1	Sensient Technologies Corp.	57
10	Sigma-Aldrich Corp.	793

		11,411

	Construction Materials — 0.4%
23	Texas Industries, Inc. (a)	1,482

	Containers & Packaging — 0.7%
20	Aptargroup, Inc.	1,093
31	MeadWestvaco Corp.	1,045
2	Rock Tenn Co., Class A	216

		2,354

	Metals & Mining — 0.7%
3	Allegheny Technologies, Inc.	91
41	Allied Nevada Gold Corp. (a)	265
2	Carpenter Technology Corp.	101
49	Cliffs Natural Resources, Inc.	803
5	Coeur Mining, Inc. (a)	66
199	Hecla Mining Co.	592
2	Nucor Corp.	106
28	Walter Energy, Inc.	292

		2,316

	Paper & Forest Products — 0.2%
18	Buckeye Technologies, Inc.	667

	Total Materials	18,230

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.5%
11	AT&T, Inc.	379
9	CenturyLink, Inc.	315
201	Cincinnati Bell, Inc. (a)	615
24	Level 3 Communications, Inc. (a)	501

		1,810

	Wireless Telecommunication Services — 0.3%
13	Crown Castle International Corp. (a)	976

	Total Telecommunication Services	2,786

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Utilities — 4.2%
	Electric Utilities — 1.7%
15	Duke Energy Corp.	986
12	NextEra Energy, Inc.	998
30	Northeast Utilities	1,274
8	OGE Energy Corp.	577
32	PNM Resources, Inc.	709
28	Southern Co. (The)	1,251

		5,795

	Gas Utilities — 0.8%
12	New Jersey Resources Corp.	480
21	Northwest Natural Gas Co.	909
17	Piedmont Natural Gas Co., Inc.	588
13	South Jersey Industries, Inc.	719

		2,696

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.3%
81	Atlantic Power Corp.	320
29	NRG Energy, Inc.	779

		1,099

	Multi-Utilities — 1.4%
17	Consolidated Edison, Inc.	976
22	Dominion Resources, Inc.	1,274
10	MDU Resources Group, Inc.	269
45	NiSource, Inc.	1,303
24	SCANA Corp.	1,179

		5,001

	Total Utilities	14,591

	Total Short Positions (Proceeds $284,751)	$306,287

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(11)	E-mini S&P 500	09/20/13	$(879)	$4
(15)	S&P Mid Cap 400	09/20/13	(1,737)	3

				$7

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.8%
	Consumer Discretionary — 15.8%
	Distributors — 1.1%
496	Genuine Parts Co.	38,723

	Hotels, Restaurants & Leisure — 1.5%
402	Brinker International, Inc.	15,839
575	Marriott International, Inc., Class A	23,225
163	McDonald’s Corp.	16,157

		55,221

	Household Durables — 0.5%
816	Brookfield Residential Properties, Inc., (Canada) (a)	18,008

	Internet & Catalog Retail — 0.6%
392	Expedia, Inc.	23,585

	Media — 4.1%
1,029	Belo Corp., Class A	14,352
505	CBS Corp. (Non-Voting), Class B	24,679
960	Clear Channel Outdoor Holdings, Inc., Class A (a)	7,161
240	DIRECTV (a)	14,764
888	DISH Network Corp., Class A	37,762
1,109	Entercom Communications Corp., Class A (a)	10,473
391	Time Warner Cable, Inc.	43,991

		153,182

	Multiline Retail — 1.6%
1,133	Kohl’s Corp.	57,202

	Specialty Retail — 5.4%
146	AutoZone, Inc. (a)	61,994
554	Bed Bath & Beyond, Inc. (a)	39,293
473	Gap, Inc. (The)	19,755
356	Home Depot, Inc. (The)	27,571
436	PetSmart, Inc.	29,228
408	Williams-Sonoma, Inc.	22,820

		200,661

	Textiles, Apparel & Luxury Goods — 1.0%
682	Hanesbrands, Inc.	35,043

	Total Consumer Discretionary	581,625

	Consumer Staples — 4.6%
	Beverages — 1.9%
317	Diageo plc, (United Kingdom), ADR	36,474
720	Dr. Pepper Snapple Group, Inc.	33,074

		69,548

	Food & Staples Retailing — 1.1%
944	Walgreen Co.	41,712

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.6%
771	Procter & Gamble Co. (The)	59,336

	Total Consumer Staples	170,596

	Energy — 9.2%
	Oil, Gas & Consumable Fuels — 9.2%
968	Devon Energy Corp.	50,194
381	Energen Corp.	19,916
1,647	Exxon Mobil Corp.	148,834
511	Kinder Morgan, Inc.	19,506
670	NuStar GP Holdings LLC	17,897
697	PBF Energy, Inc.	18,061
254	Phillips 66	14,945
768	QEP Resources, Inc.	21,335
405	Southwestern Energy Co. (a)	14,798
325	Teekay Corp., (Bermuda)	13,215

	Total Energy	338,701

	Financials — 32.9%
	Capital Markets — 4.3%
379	Ameriprise Financial, Inc.	30,670
1,683	Charles Schwab Corp. (The)	35,737
1,157	Invesco Ltd.	36,783
882	Legg Mason, Inc.	27,357
488	Northern Trust Corp.	28,249

		158,796

	Commercial Banks — 8.1%
497	First Republic Bank	19,143
297	M&T Bank Corp.	33,195
644	National Bank Holdings Corp., Class A	12,695
529	PNC Financial Services Group, Inc. (The)	38,560
878	SunTrust Banks, Inc.	27,725
1,292	U.S. Bancorp	46,710
2,944	Wells Fargo & Co.	121,515

		299,543

	Consumer Finance — 1.9%
1,109	Capital One Financial Corp.	69,637

	Diversified Financial Services — 3.2%
5,214	Bank of America Corp.	67,055
1,113	Citigroup, Inc.	53,368

		120,423

	Insurance — 11.6%
318	Aflac, Inc.	18,465
63	Alleghany Corp. (a)	24,246
145	Allied World Assurance Co. Holdings AG, (Switzerland)	13,278

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — Continued
1,308		American International Group, Inc. (a)	58,481
—	(h)	Berkshire Hathaway, Inc., Class A (a)	35,406
298		Endurance Specialty Holdings Ltd., (Bermuda)	15,312
829		Hartford Financial Services Group, Inc.	25,623
1,605		Loews Corp.	71,266
565		Marsh & McLennan Cos., Inc.	22,567
1,401		Old Republic International Corp.	18,035
538		Prudential Financial, Inc.	39,297
471		Travelers Cos., Inc. (The)	37,666
1,084		Unum Group	31,849
410		W.R. Berkley Corp.	16,753

			428,244

		Real Estate Investment Trusts (REITs) — 2.1%
213		Agree Realty Corp.	6,274
1,040		American Residential Properties, Inc. (a)	17,883
1,453		Annaly Capital Management, Inc.	18,260
569		Excel Trust, Inc.	7,293
501		Rayonier, Inc.	27,756

			77,466

		Real Estate Management & Development — 0.3%
330		Brookfield Asset Management, Inc., (Canada), Class A	11,869

		Thrifts & Mortgage Finance — 1.4%
1,836		Hudson City Bancorp, Inc.	16,813
343		Ocwen Financial Corp. (a)	14,151
1,292		People’s United Financial, Inc.	19,245

			50,209

		Total Financials	1,216,187

		Health Care — 10.0%
		Health Care Equipment & Supplies — 0.8%
461		Covidien plc, (Ireland)	28,937

		Health Care Providers & Services — 2.1%
377		Humana, Inc.	31,845
263		McKesson Corp.	30,068
345		National Healthcare Corp.	16,475

			78,388

		Pharmaceuticals — 7.1%
549		AbbVie, Inc.	22,692
609		Bristol-Myers Squibb Co.	27,212
877		Johnson & Johnson	75,273
872		Merck & Co., Inc.	40,481
3,004		Pfizer, Inc.	84,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
159	Valeant Pharmaceuticals International, Inc. (a)	13,687

		263,484

	Total Health Care	370,809

	Industrials — 5.5%
	Aerospace & Defense — 1.2%
490	United Technologies Corp.	45,578

	Electrical Equipment — 0.4%
254	Emerson Electric Co.	13,837

	Industrial Conglomerates — 0.9%
558	Carlisle Cos., Inc.	34,783

	Machinery — 1.8%
595	Dover Corp.	46,169
280	Illinois Tool Works, Inc.	19,340

		65,509

	Professional Services — 0.9%
586	Equifax, Inc.	34,515

	Trading Companies & Distributors — 0.3%
354	Air Lease Corp.	9,772

	Total Industrials	203,994

	Information Technology — 5.6%
	Communications Equipment — 2.2%
2,315	Cisco Systems, Inc.	56,265
404	QUALCOMM, Inc.	24,655

		80,920

	Computers & Peripherals — 0.6%
976	Hewlett-Packard Co.	24,210

	Internet Software & Services — 0.1%
192	Gogo, Inc. (a)	2,677

	Semiconductors & Semiconductor Equipment — 1.9%
727	Analog Devices, Inc.	32,750
302	KLA-Tencor Corp.	16,853
606	Texas Instruments, Inc.	21,124

		70,727

	Software — 0.8%
843	Microsoft Corp.	29,105

	Total Information Technology	207,639

	Materials — 2.5%
	Chemicals — 0.9%
519	Albemarle Corp.	32,335

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction Materials — 0.4%
151	Martin Marietta Materials, Inc.	14,851

	Containers & Packaging — 0.7%
249	Rock Tenn Co., Class A	24,850

	Metals & Mining — 0.5%
244	Compass Minerals International, Inc.	20,583

	Total Materials	92,619

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
1,492	AT&T, Inc.	52,799

	Utilities — 6.3%
	Electric Utilities — 3.7%
473	Duke Energy Corp.	31,914
236	Edison International	11,342
469	NextEra Energy, Inc.	38,230
591	Northeast Utilities	24,834
696	Southern Co. (The)	30,710

		137,030

	Gas Utilities — 0.4%
402	Atmos Energy Corp.	16,503

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 2.2%
1,509	CenterPoint Energy, Inc.	35,437
548	Sempra Energy	44,821

		80,258

	Total Utilities	233,791

	Total Common Stocks (Cost $2,888,724)	3,468,760

Investment Company — 0.2%
387	Cohen & Steers Infrastructure Fund, Inc. (Cost $5,336)	7,307

Short-Term Investment — 5.3%
	Investment Company — 5.3%
194,956	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $194,956)	194,956

	Total Investments — 99.3% (Cost $3,089,016)	3,671,023
	Other Assets in Excess of Liabilities — 0.7%	25,900

	NET ASSETS — 100.0%	$3,696,923

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,947,759	$845,991		$935,432	$1,543,062
Investments in affiliates, at value	77,133	17,356		20,751	27,053

Total investment securities, at value	2,024,892	863,347		956,183	1,570,115
Receivables:
Investment securities sold	—	13,057		13,544	29,429
Fund shares sold	5,657	154		3,935	2,159
Dividends from non-affiliates	386	656		703	427
Dividends from affiliates	2	—	(a)	7	1

Total Assets	2,030,937	877,214		974,372	1,602,131

LIABILITIES:
Payables:
Distributions	—	—		198	—
Investment securities purchased	28,995	9,825		11,015	19,496
Fund shares redeemed	874	3,363		1,938	3,322
Accrued liabilities:
Investment advisory fees	1,049	462		406	216
Administration fees	137	11		—	—
Shareholder servicing fees	266	60		2	268
Distribution fees	82	6		7	142
Custodian and accounting fees	18	13		10	18
Trustees’ and Chief Compliance Officer’s fees	1	1		1	1
Other	93	53		568	871

Total Liabilities	31,515	13,794		14,145	24,334

Net Assets	$1,999,422	$863,420		$960,227	$1,577,797

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,486,854	$705,999	$647,184	$1,120,095
Accumulated undistributed net investment income (loss)	(353)	1,652	(214)	(1,822)
Accumulated net realized gains (losses)	35,591	97,730	45,184	47,620
Net unrealized appreciation (depreciation)	477,330	58,039	268,073	411,904

Total Net Assets	$1,999,422	$863,420	$960,227	$1,577,797

Net Assets:
Class A	$276,670	$28,329	$21,171	$586,787
Class B	2,081	—	—	6,923
Class C	42,655	422	6,136	23,745
Class R2	—	210	—	320
Class R5	835,233	71	—	17,848
Class R6	—	401,578	—	47,434
Select Class	842,783	432,810	932,920	894,740

Total	$1,999,422	$863,420	$960,227	$1,577,797

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	24,213	1,375	556	25,524
Class B	198	—	—	407
Class C	4,058	21	163	1,189
Class R2	—	10	—	13
Class R5	71,512	3	—	710
Class R6	—	19,357	—	1,884
Select Class	72,647	20,920	24,406	35,670

Net Asset Value (b):
Class A — Redemption price per share	$11.43	$20.60	$38.10	$22.99
Class B — Offering price per share (c)	10.50	—	—	17.00
Class C — Offering price per share (c)	10.51	20.49	37.71	19.97
Class R2 — Offering and redemption price per share	—	20.55	—	24.56
Class R5 — Offering and redemption price per share	11.68	20.75	—	25.15
Class R6 — Offering and redemption price per share	—	20.75	—	25.17
Select Class — Offering and redemption price per share	11.60	20.69	38.22	25.08
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.06	$21.74	$40.21	$24.26

Cost of investments in non-affiliates	$1,470,429	$787,952	$667,359	$1,131,158
Cost of investments in affiliates	77,133	17,356	20,751	27,053

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$12,931,206	$312,826	$3,476,067
Investments in affiliates, at value	322,830	25,816	194,956

Total investment securities, at value	13,254,036	338,642	3,671,023
Cash	—	123	—
Deposits at broker for securities sold short	—	317,585	—
Deposits at broker for futures contracts	—	225	—
Receivables:
Investment securities sold	128,669	19,214	16,171
Fund shares sold	35,528	28	21,834
Dividends from non-affiliates	15,813	283	3,473
Dividends from affiliates	14	1	8

Total Assets	13,434,060	676,101	3,712,509

LIABILITIES:
Payables:
Securities sold short, at value	—	306,287	—
Dividend expense to non-affiliates on securities sold short	—	194	—
Investment securities purchased	139,889	25,190	7,570
Interest expense to non-affiliates on securities sold short	—	42	—
Fund shares redeemed	20,895	57	5,437
Variation margin on futures contracts	—	97	—
Accrued liabilities:
Investment advisory fees	5,809	350	1,721
Shareholder servicing fees	1,317	—	447
Distribution fees	1,012	10	286
Custodian and accounting fees	98	12	28
Trustees’ and Chief Compliance Officer’s fees	12	—	5
Other	2,046	76	92

Total Liabilities	171,078	332,315	15,586

Net Assets	$13,262,982	$343,786	$3,696,923

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,561,677	$378,647	$3,081,545
Accumulated undistributed net investment income (loss)	48,644	(2,483)	14,270
Accumulated net realized gains (losses)	225,647	(70,885)	19,101
Net unrealized appreciation (depreciation)	3,427,014	38,507	582,007

Total Net Assets	$13,262,982	$343,786	$3,696,923

Net Assets:
Class A	$3,157,503	$14,101	$784,359
Class B	15,382	530	—
Class C	534,813	11,181	212,198
Class R2	57,003	—	—
Institutional Class	6,627,529	—	1,455,125
Select Class	2,870,752	317,974	1,245,241

Total	$13,262,982	$343,786	$3,696,923

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	99,680	1,441	31,835
Class B	495	57	—
Class C	17,343	1,199	8,622
Class R2	1,850	—	—
Institutional Class	205,460	—	58,819
Select Class	89,851	31,990	50,379

Net Asset Value (a):
Class A — Redemption price per share	$31.68	$9.79	$24.64
Class B — Offering price per share (b)	31.05	9.31	—
Class C — Offering price per share (b)	30.84	9.33	24.61
Class R2 — Offering and redemption price per share	30.81	—	—
Institutional Class — Offering and redemption price per share	32.26	—	24.74
Select Class — Offering and redemption price per share	31.95	9.94	24.72
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.44	$10.33	$26.01

Cost of investments in non-affiliates	$9,504,192	$252,790	$2,894,060
Cost of investments in affiliates	322,830	25,816	194,956
Proceeds received from securities sold short	—	284,751	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$22,117		$14,687		$14,117		$15,780
Dividend income from affiliates	33		23		21		20
Income from securities lending (net)	—		—		1		3

Total investment income	22,150		14,710		14,139		15,803

EXPENSES:
Investment advisory fees	10,394		4,772		6,256		9,640
Administration fees	1,362		624		820		1,264
Distribution fees:
Class A	561		53		29		1,391
Class B	17		—		—		63
Class C	248		1		20		167
Class R2	—		1		—		1
Shareholder servicing fees:
Class A	561		53		29		1,391
Class B	5		—		—		21
Class C	83		—	(a)	6		56
Class R2	—		—	(a)	—		1
Class R5	334		—	(a)	—		8
Select Class	1,677		1,067		2,371		2,130
Custodian and accounting fees	67		50		40		70
Interest expense to affiliates	—	(a)	—		—	(a)	—	(a)
Professional fees	59		51		51		58
Trustees’ and Chief Compliance Officer’s fees	18		8		10		17
Printing and mailing costs	68		43		166		192
Registration and filing fees	76		67		57		81
Transfer agent fees	445		80		2,037		2,768
Other	89		11		12		42

Total expenses	16,064		6,881		11,904		19,361

Less amounts waived	(174)		(407)		(3,239)		(3,713)

Net expenses	15,890		6,474		8,665		15,648

Net investment income (loss)	6,260		8,236		5,474		155

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	56,467		107,445		64,936		146,094

Change in net unrealized appreciation/depreciation of investments in non-affiliates	252,716		43,825		143,890		169,741

Net realized/unrealized gains (losses)	309,183		151,270		208,826		315,835

Change in net assets resulting from operations	$315,443		$159,506		$214,300		$315,990

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Interest income from affiliates	—	7	—
Dividend income from non-affiliates	198,971	8,571	49,708
Dividend income from affiliates	368	45	107
Income from securities lending (net)	10	—	—

Total investment income	199,349	8,624	49,815

EXPENSES:
Investment advisory fees	68,080	5,730	14,531
Administration fees	8,910	391	1,897
Distribution fees:
Class A	6,476	46	1,199
Class B	267	7	—
Class C	3,411	96	1,131
Class R2	180	—	—
Shareholder servicing fees:
Class A	6,476	46	1,199
Class B	89	2	—
Class C	1,137	32	377
Class R2	90	—	—
Institutional Class	4,990	—	829
Select Class	5,917	1,066	1,941
Custodian and accounting fees	376	52	90
Professional fees	142	54	62
Trustees’ and Chief Compliance Officer’s fees	119	6	25
Printing and mailing costs	1,231	4	187
Registration and filing fees	508	42	69
Transfer agent fees	12,671	55	1,677
Other	204	18	25
Dividend expense to non-affiliates on securities sold short	—	6,575	—
Interest expense to non-affiliates on securities sold short	—	536	—

Total expenses	121,274	14,758	25,239

Less amounts waived	(20,049)	(1,832)	(2,900)

Net expenses	101,225	12,926	22,339

Net investment income (loss)	98,124	(4,302)	27,476

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	465,647	70,742	52,298
Futures	—	7	—
Securities sold short	—	(49,223)	—
Foreign currency transactions	—	— (a)	—

Net realized gain (loss)	465,647	21,526	52,298

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,779,184	28,674	438,061
Futures	—	7	—
Securities sold short	—	(41,666)	—

Change in net unrealized appreciation/depreciation	1,779,184	(12,985)	438,061

Net realized/unrealized gains (losses)	2,244,831	8,541	490,359

Change in net assets resulting from operations	$2,342,955	$4,239	$517,835

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,260	$(1,993)	$8,236	$1,921
Net realized gain (loss)	56,467	36,525	107,445	(1,412)
Change in net unrealized appreciation/depreciation	252,716	(18,846)	43,825	13,816

Change in net assets resulting from operations	315,443	15,686	159,506	14,325

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(188)	—	(194)	—	(a)
From net realized gains	(670)	—	(241)	—	(a)
Class B
From net realized gains	(8)	—	—	—
Class C
From net investment income	—	—	— (a)	—	(a)
From net realized gains	(106)	—	(2)	—	(a)
Class R2
From net investment income	—	—	(1)	—	(a)
From net realized gains	—	—	(1)	—	(a)
Class R5
From net investment income	(2,904)	—	(1)	—	(a)
From net realized gains	(1,960)	—	(1)	—	(a)
Class R6
From net investment income	—	—	(3,133)	—	(a)
From net realized gains	—	—	(3,322)	—	(a)
Select Class
From net investment income	(1,645)	—	(4,129)	(632)
From net realized gains	(2,119)	—	(5,178)	(94)

Total distributions to shareholders	(9,600)	—	(16,203)	(726)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	338,022	123,715	370,595	244,141

NET ASSETS:
Change in net assets	643,865	139,401	513,898	257,740
Beginning of period	1,355,557	1,216,156	349,522	91,782

End of period	$1,999,422	$1,355,557	$863,420	$349,522

Accumulated undistributed net investment income (loss)	$(353)	$(340)	$1,652	$1,332

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,474	$3,845	$155	$(867)
Net realized gain (loss)	64,936	7,873	146,094	74,384
Change in net unrealized appreciation/depreciation	143,890	(3,327)	169,741	(186,566)

Change in net assets resulting from operations	214,300	8,391	315,990	(113,049)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(31)	(15)	—	—
From net realized gains	(75)	—	(25,563)	(55,641)
Class B
From net realized gains	—	—	(531)	(1,640)
Class C
From net investment income	(1)	— (a)	—	—
From net realized gains	(15)	—	(1,148)	(2,514)
Class R2
From net realized gains	—	—	(11)	(16)
Class R5 (b)
From net realized gains	—	—	(664)	(5)
Class R6 (b)
From net realized gains	—	—	(826)	(5)
Select Class
From net investment income	(4,620)	(3,722)	—	—
From net realized gains	(6,960)	—	(36,115)	(74,559)

Total distributions to shareholders	(11,702)	(3,737)	(64,858)	(134,380)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(63,705)	244,461	(100,151)	(101,508)

NET ASSETS:
Change in net assets	138,893	249,115	150,981	(348,937)
Beginning of period	821,334	572,219	1,426,816	1,775,753

End of period	$960,227	$821,334	$1,577,797	$1,426,816

Accumulated undistributed net investment income (loss)	$(214)	$(206)	$(1,822)	$(84)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$98,124	$72,482	$(4,302)	$(6,364)
Net realized gain (loss)	465,647	226,074	21,526	27,034
Change in net unrealized appreciation/depreciation	1,779,184	80,566	(12,985)	(26,538)

Change in net assets resulting from operations	2,342,955	379,122	4,239	(5,868)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(25,622)	(12,100)	—	—
From net realized gains	(19,155)	—	—	—
Class B
From net realized gains	(292)	—	—	—
Class C
From net investment income	(2,608)	(616)	—	—
From net realized gains	(3,426)	—	—	—
Class R2
From net investment income	(363)	(67)	—	—
From net realized gains	(258)	—	—	—
Institutional Class
From net investment income	(64,280)	(33,157)	—	—
From net realized gains	(34,137)	—	—	—
Select Class
From net investment income	(27,916)	(14,296)	—	—
From net realized gains	(17,242)	—	—	—

Total distributions to shareholders	(195,299)	(60,236)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,305,779	714,827	(174,093)	(26,939)

NET ASSETS:
Change in net assets	5,453,435	1,033,713	(169,854)	(32,807)
Beginning of period	7,809,547	6,775,834	513,640	546,447

End of period	$13,262,982	$7,809,547	$343,786	$513,640

Accumulated undistributed net investment income (loss)	$48,644	$72,280	$(2,483)	$(3,153)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Value Advantage Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,476	$14,184
Net realized gain (loss)	52,298	35,802
Change in net unrealized appreciation/depreciation	438,061	1,096

Change in net assets resulting from operations	517,835	51,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,504)	(2,164)
From net realized gains	(1,946)	—
Class C
From net investment income	(368)	(619)
From net realized gains	(536)	—
Institutional Class
From net investment income	(8,338)	(4,920)
From net realized gains	(2,763)	—
Select Class
From net investment income	(7,570)	(3,577)
From net realized gains	(2,914)	—

Total distributions to shareholders	(28,939)	(11,280)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,075,888	173,496

NET ASSETS:
Change in net assets	2,564,784	213,298
Beginning of period	1,132,139	918,841

End of period	$3,696,923	$1,132,139

Accumulated undistributed net investment income (loss)	$14,270	$9,188

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$118,895	$81,189	$30,581	$463
Distributions reinvested	834	—	434	—	(a)
Cost of shares redeemed	(80,737)	(65,978)	(7,742)	(281)

Change in net assets resulting from Class A capital transactions	$38,992	$15,211	$23,273	$182

Class B
Proceeds from shares issued	$106	$158	$—	$—
Distributions reinvested	7	—	—	—
Cost of shares redeemed	(752)	(1,004)	—	—

Change in net assets resulting from Class B capital transactions	$(639)	$(846)	$—	$—

Class C
Proceeds from shares issued	$15,313	$15,180	$402	$50
Distributions reinvested	83	—	2	—	(a)
Cost of shares redeemed	(6,338)	(8,713)	(134)	(24)

Change in net assets resulting from Class C capital transactions	$9,058	$6,467	$270	$26

Class R2
Proceeds from shares issued	$—	$—	$139	$—	(a)
Distributions reinvested	—	—	2	—	(a)
Cost of shares redeemed	—	—	(1)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$140	$—	(a)

Class R5
Proceeds from shares issued	$327,999	$289,698	$—	$—
Distributions reinvested	4,864	—	2	—	(a)
Cost of shares redeemed	(97,306)	(4,352)	—	—

Change in net assets resulting from Class R5 capital transactions	$235,557	$285,346	$2	$—	(a)

Class R6
Proceeds from shares issued	$—	$—	$370,724	$33,949
Distributions reinvested	—	—	6,360	—	(a)
Cost of shares redeemed	—	—	(60,026)	(6,403)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$317,058	$27,546

Select Class
Proceeds from shares issued	$347,648	$124,637	$184,036	$282,102
Distributions reinvested	264	—	201	9
Cost of shares redeemed	(292,858)	(307,100)	(154,385)	(65,724)

Change in net assets resulting from Select Class capital transactions	$55,054	$(182,463)	$29,852	$216,387

Total change in net assets resulting from capital transactions	$338,022	$123,715	$370,595	$244,141

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013		Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	11,374	8,808	1,728		28
Reinvested	85	—	25		—	(a)
Redeemed	(7,790)	(7,290)	(405)		(17)

Change in Class A Shares	3,669	1,518	1,348		11

Class B
Issued	10	19	—		—
Reinvested	1	—	—		—
Redeemed	(79)	(120)	—		—

Change in Class B Shares	(68)	(101)	—		—

Class C
Issued	1,585	1,759	21		2
Reinvested	9	—	—	(a)	—	(a)
Redeemed	(669)	(1,026)	(7)		(1)

Change in Class C Shares	925	733	14		1

Class R2
Issued	—	—	7		—	(a)
Reinvested	—	—	—	(a)	—	(a)
Redeemed	—	—	—	(a)	—

Change in Class R2 Shares	—	—	7		—	(a)

Class R5
Issued	32,409	29,732	—		—
Reinvested	481	—	—	(a)	—	(a)
Redeemed	(9,664)	(477)	—		—

Change in Class R5 Shares	23,226	29,255	—	(a)	—	(a)

Class R6
Issued	—	—	20,721		2,008
Reinvested	—	—	356		—	(a)
Redeemed	—	—	(3,360)		(371)

Change in Class R6 Shares	—	—	17,717		1,637

Select Class
Issued	31,902	13,293	10,273		17,322
Reinvested	26	—	11		—	(a)
Redeemed	(28,131)	(33,452)	(8,021)		(3,965)

Change in Select Class Shares	3,797	(20,159)	2,263		13,357

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,130	$5,617	$48,342	$56,755
Distributions reinvested	106	15	23,844	51,675
Cost of shares redeemed	(5,274)	(1,592)	(115,922)	(161,251)

Change in net assets resulting from Class A capital transactions	$11,962	$4,040	$(43,736)	$(52,821)

Class B
Proceeds from shares issued	$—	$—	$163	$386
Distributions reinvested	—	—	512	1,556
Cost of shares redeemed	—	—	(4,906)	(7,602)

Change in net assets resulting from Class B capital transactions	$—	$—	$(4,231)	$(5,660)

Class C
Proceeds from shares issued	$4,723	$1,031	$2,471	$2,483
Distributions reinvested	16	— (a)	948	2,079
Cost of shares redeemed	(349)	(204)	(5,306)	(6,708)

Change in net assets resulting from Class C capital transactions	$4,390	$827	$(1,887)	$(2,146)

Class R2
Proceeds from shares issued	$—	$—	$122	$149
Distributions reinvested	—	—	11	16
Cost of shares redeemed	—	—	(90)	(20)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$43	$145

Class R5 (b)
Proceeds from shares issued	$—	$—	$4,842	$16,731
Distributions reinvested	—	—	664	5
Cost of shares redeemed	—	—	(5,382)	(1,084)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$124	$15,652

Class R6 (b)
Proceeds from shares issued	$—	$—	$32,440	$15,116
Distributions reinvested	—	—	826	5
Cost of shares redeemed	—	—	(4,753)	(388)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$28,513	$14,733

Select Class
Proceeds from shares issued	$425,901	$389,366	$131,018	$195,789
Distributions reinvested	10,102	3,142	30,576	62,923
Cost of shares redeemed	(516,060)	(152,914)	(240,571)	(330,123)

Change in net assets resulting from Select Class capital transactions	$(80,057)	$239,594	$(78,977)	$(71,411)

Total change in net assets resulting from capital transactions	$(63,705)	$244,461	$(100,151)	$(101,508)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	475	186	2,246	2,826
Reinvested	3	1	1,214	2,951
Redeemed	(147)	(55)	(5,508)	(8,087)

Change in Class A Shares	331	132	(2,048)	(2,310)

Class B
Issued	—	—	11	26
Reinvested	—	—	35	117
Redeemed	—	—	(313)	(489)

Change in Class B Shares	—	—	(267)	(346)

Class C
Issued	132	33	134	137
Reinvested	1	— (a)	55	135
Redeemed	(10)	(7)	(292)	(378)

Change in Class C Shares	123	26	(103)	(106)

Class R2
Issued	—	—	5	6
Reinvested	—	—	1	1
Redeemed	—	—	(4)	(1)

Change in Class R2 Shares	—	—	2	6

Class R5 (b)
Issued	—	—	207	749
Reinvested	—	—	31	— (a)
Redeemed	—	—	(229)	(48)

Change in Class R5 Shares	—	—	9	701

Class R6 (b)
Issued	—	—	1,389	677
Reinvested	—	—	39	— (a)
Redeemed	—	—	(204)	(17)

Change in Class R6 Shares	—	—	1,224	660

Select Class
Issued	12,148	13,099	5,687	9,090
Reinvested	297	105	1,429	3,322
Redeemed	(14,229)	(5,154)	(10,555)	(14,607)

Change in Select Class Shares	(1,784)	8,050	(3,439)	(2,195)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,210,890	$443,021	$5,478	$5,323
Distributions reinvested	42,247	11,492	—	—
Cost of shares redeemed	(610,574)	(520,453)	(11,203)	(14,467)

Change in net assets resulting from Class A capital transactions	$642,563	$(65,940)	$(5,725)	$(9,144)

Class B
Proceeds from shares issued	$334	$333	$3	$11
Distributions reinvested	267	—	—	—
Cost of shares redeemed	(49,930)	(34,648)	(870)	(2,045)

Change in net assets resulting from Class B capital transactions	$(49,329)	$(34,315)	$(867)	$(2,034)

Class C
Proceeds from shares issued	$133,195	$48,613	$751	$572
Distributions reinvested	4,745	474	—	—
Cost of shares redeemed	(66,664)	(64,672)	(5,233)	(6,619)

Change in net assets resulting from Class C capital transactions	$71,276	$(15,585)	$(4,482)	$(6,047)

Class R2
Proceeds from shares issued	$45,141	$10,239	$—	$—
Distributions reinvested	576	59	—	—
Cost of shares redeemed	(10,908)	(2,629)	—	—

Change in net assets resulting from Class R2 capital transactions	$34,809	$7,669	$—	$—

Institutional Class
Proceeds from shares issued	$2,982,640	$1,125,771	$—	$—
Distributions reinvested	79,639	25,512	—	—
Cost of shares redeemed	(1,002,437)	(575,416)	—	—

Change in net assets resulting from Institutional Class capital transactions	$2,059,842	$575,867	$—	$—

Select Class
Proceeds from shares issued	$1,124,563	$675,718	$29,513	$42,277
Distributions reinvested	34,904	10,362	—	—
Cost of shares redeemed	(612,849)	(438,949)	(192,532)	(51,991)

Change in net assets resulting from Select Class capital transactions	$546,618	$247,131	$(163,019)	$(9,714)

Total change in net assets resulting from capital transactions	$3,305,779	$714,827	$(174,093)	$(26,939)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	42,201	18,306	567	546
Reinvested	1,526	500	—	—
Redeemed	(21,054)	(21,746)	(1,165)	(1,486)

Change in Class A Shares	22,673	(2,940)	(598)	(940)

Class B
Issued	12	14	— (a)	1
Reinvested	10	—	—	—
Redeemed	(1,796)	(1,497)	(94)	(218)

Change in Class B Shares	(1,774)	(1,483)	(94)	(217)

Class C
Issued	4,806	2,044	81	60
Reinvested	176	21	—	—
Redeemed	(2,386)	(2,794)	(568)	(705)

Change in Class C Shares	2,596	(729)	(487)	(645)

Class R2
Issued	1,617	428	—	—
Reinvested	22	3	—	—
Redeemed	(378)	(110)	—	—

Change in Class R2 Shares	1,261	321	—	—

Institutional Class
Issued	101,790	45,939	—	—
Reinvested	2,827	1,094	—	—
Redeemed	(34,195)	(23,648)	—	—

Change in Institutional Class Shares	70,422	23,385	—	—

Select Class
Issued	38,813	27,581	3,039	4,266
Reinvested	1,250	448	—	—
Redeemed	(20,799)	(18,067)	(19,620)	(5,300)

Change in Select Class Shares	19,264	9,962	(16,581)	(1,034)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$586,395	$54,549
Distributions reinvested	6,154	2,006
Cost of shares redeemed	(121,764)	(89,323)

Change in net assets resulting from Class A capital transactions	$470,785	$(32,768)

Class C
Proceeds from shares issued	$82,479	$11,596
Distributions reinvested	752	513
Cost of shares redeemed	(20,667)	(30,037)

Change in net assets resulting from Class C capital transactions	$62,564	$(17,928)

Institutional Class
Proceeds from shares issued	$953,269	$136,991
Distributions reinvested	10,007	4,597
Cost of shares redeemed	(69,891)	(56,466)

Change in net assets resulting from Institutional Class capital transactions	$893,385	$85,122

Select Class
Proceeds from shares issued	$759,414	$260,984
Distributions reinvested	7,729	2,687
Cost of shares redeemed	(117,989)	(124,601)

Change in net assets resulting from Select Class capital transactions	$649,154	$139,070

Total change in net assets resulting from capital transactions	$2,075,888	$173,496

SHARE TRANSACTIONS:
Class A
Issued	26,590	2,947
Reinvested	287	112
Redeemed	(5,402)	(4,870)

Change in Class A Shares	21,475	(1,811)

Class C
Issued	3,602	620
Reinvested	35	29
Redeemed	(938)	(1,655)

Change in Class C Shares	2,699	(1,006)

Institutional Class
Issued	42,258	7,210
Reinvested	466	258
Redeemed	(3,137)	(3,118)

Change in Institutional Class Shares	39,587	4,350

Select Class
Issued	34,123	13,542
Reinvested	360	150
Redeemed	(5,249)	(6,701)

Change in Select Class Shares	29,234	6,991

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2013	$9.49	$0.01	(f)(g)	$1.97	$1.98	$(0.01)	$(0.03)	$(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—
Year Ended June 30, 2009	8.14	(0.03	)(f)	(2.23)	(2.26)	—	—	—
Class B
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—
Year Ended June 30, 2009	7.67	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Class C
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—
Year Ended June 30, 2009	7.68	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Class R5
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(j)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(j)	0.93	0.93	—	—	—
January 8, 2009 (i) through June 30, 2009	5.37	—	(f)(j)	0.56	0.56	—	—	—
Select Class
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—
Year Ended June 30, 2009	8.18	(0.01	)(f)	(2.24)	(2.25)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.43	20.95%	$276,670	1.24%	0.11	%(g)	1.28%	76%
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119

10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119

10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119

11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Year Ended June 30, 2013	$17.16	$0.15	(f)(g)	$3.66	$3.81	$(0.16)	$(0.21)	$(0.37)
Year Ended June 30, 2012	17.19	0.08	(f)	(0.10)	(0.02)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	0.01	(f)	2.18	2.19	— (h)	—	— (h)

Class C
Year Ended June 30, 2013	17.03	0.04	(f)(g)	3.67	3.71	(0.04)	(0.21)	(0.25)
Year Ended June 30, 2012	17.15	—	(f)(h)	(0.11)	(0.11)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—	—	—

Class R2
Year Ended June 30, 2013	17.10	0.10	(f)(g)	3.65	3.75	(0.09)	(0.21)	(0.30)
Year Ended June 30, 2012	17.17	0.04	(f)	(0.10)	(0.06)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—	—	—

Class R5
Year Ended June 30, 2013	17.23	0.22	(f)(g)	3.70	3.92	(0.19)	(0.21)	(0.40)
Year Ended June 30, 2012	17.23	0.15	(f)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (i) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Year Ended June 30, 2013	17.23	0.24	(f)(g)	3.69	3.93	(0.20)	(0.21)	(0.41)
Year Ended June 30, 2012	17.24	0.21	(f)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (l) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—	—	—

Select Class
Year Ended June 30, 2013	17.18	0.20	(f)(g)	3.69	3.89	(0.17)	(0.21)	(0.38)
Year Ended June 30, 2012	17.22	0.13	(f)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (i) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.06, $(0.05), $0.01, $0.13, $0.15 and $0.11 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.32%, (0.29)%, 0.03%, 0.70%, 0.77% and 0.56% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(k)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$20.60	22.57%	$28,329	1.24%		0.80	%(g)	1.28%		159%
17.16	(0.13)	455	1.24		0.50		1.31		44
17.19	14.70	276	1.24	(j)	0.11	(j)	5.79	(j)(k)	13

20.49	22.00	422	1.74		0.20	(g)	1.78		159
17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(j)	(0.39	)(j)	6.49	(j)(k)	13

20.55	22.24	210	1.49		0.51	(g)	1.53		159
17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(j)	(0.17	)(j)	6.84	(j)(k)	13

20.75	23.13	71	0.79		1.19	(g)	0.83		159
17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(j)	0.52	(j)	6.17	(j)(k)	13

20.75	23.19	401,578	0.74		1.26	(g)	0.78		159
17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(j)	0.68	(j)	5.52	(j)(k)	13

20.69	22.97	432,810	0.95		1.05	(g)	1.03		159
17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(j)	0.41	(j)	3.41	(j)(k)	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2013	$30.97	$0.10	(f)(g)	$7.36	$7.46	$(0.07)		$(0.26)	$(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)		—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)		—	(0.06)
November 2, 2009 (i) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)		—	(0.06)

Class C
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	(0.00	)(j)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)		—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)		—	(0.02)
November 2, 2009 (i) through June 30, 2010	21.55	(0.03)		1.41	1.38	—	(j)	—	— (j)

Select Class
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)		(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)		—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)		—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)		—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)		(1.30)	(1.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$38.10	24.23%	$21,171	1.24%	0.27	%(g)	1.49%	67%
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2013	$19.52	$(0.04	)(f)(g)	$4.50	$4.46	$(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(h)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33)	(6.40)	(0.38)
Class B
Year Ended June 30, 2013	14.76	(0.11	)(f)(g)	3.34	3.23	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(h)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09)	(5.22)	(0.38)
Class C
Year Ended June 30, 2013	17.17	(0.12	)(f)(g)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(h)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78)	(5.93)	(0.38)
Class R2
Year Ended June 30, 2013	20.83	(0.07	)(f)(g)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(h)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	— (j)	— (j)	—
Class R5
Year Ended June 30, 2013	21.18	0.06	(f)(g)	4.90	4.96	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.04	(f)(h)	1.40	1.44	(2.01)
Class R6
Year Ended June 30, 2013	21.19	0.08	(f)(g)	4.89	4.97	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.08	(f)(h)	1.37	1.45	(2.01)
Select Class
Year Ended June 30, 2013	21.15	0.03	(f)(g)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(h)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70)	(6.73)	(0.38)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.99	23.70%	$586,787	1.23%	(0.17	)%(g)	1.45%	70%
19.52	(6.61)	538,323	1.24	(0.23	)(h)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96

17.00	22.99	6,923	1.73	(0.69	)(g)	1.94	70
14.76	(7.08)	9,948	1.75	(0.77	)(h)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96

19.97	23.03	23,745	1.73	(0.67	)(g)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(h)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96

24.56	23.46	320	1.39	(0.32	)(g)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(h)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

25.15	24.22	17,848	0.79	0.28	(g)	1.00	70
21.18	7.71	14,837	0.78	0.31	(h)	0.92	70

25.17	24.26	47,434	0.74	0.34	(g)	0.98	70
21.19	7.76	13,982	0.73	0.58	(h)	0.87	70

25.08	24.06	894,740	0.93	0.14	(g)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(h)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2013	$25.80	$0.19	(f)(g)	$6.20	$6.39	$(0.29)	$(0.22)	$(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(f)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)

Class B
Year Ended June 30, 2013	25.16	0.03	(f)(g)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(f)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)

Class C
Year Ended June 30, 2013	25.14	0.05	(f)(g)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(f)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)

Class R2
Year Ended June 30, 2013	25.18	0.12	(f)(g)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(f)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2013	26.24	0.34	(f)(g)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(f)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)

Select Class
Year Ended June 30, 2013	26.01	0.27	(f)(g)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (i)	—	— (i)
Year Ended June 30, 2009	22.14	0.34	(f)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.68	25.06%	$3,157,503	1.23%	0.67	%(g)	1.38%	23%
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34
15.24	(25.49)	1,600,044	1.25	1.71		1.42	47

31.05	24.42	15,382	1.74	0.13	(g)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34
14.89	(25.89)	108,114	1.75	1.21		1.92	47

30.84	24.43	534,813	1.74	0.16	(g)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34
14.94	(25.88)	299,956	1.75	1.20		1.92	47

30.81	24.71	57,003	1.49	0.43	(g)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34
15.06	(0.24)	294	1.50	2.12		1.69	47

32.26	25.68	6,627,529	0.74	1.16	(g)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34
15.43	(25.15)	1,424,004	0.75	2.26		1.02	47

31.95	25.35	2,870,752	0.98	0.92	(g)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34
15.34	(25.31)	766,965	1.00	2.05		1.18	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2013	$9.69	$(0.11	)(e)(f)	$0.21	$0.10
Year Ended June 30, 2012	9.81	(0.14	)(e)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10
Year Ended June 30, 2010	10.21	(0.17	)(e)	(0.33)	(0.50)
Year Ended June 30, 2009	10.23	(0.08	)(e)	0.06	(0.02)

Class B
Year Ended June 30, 2013	9.29	(0.17	)(e)(f)	0.19	0.02
Year Ended June 30, 2012	9.47	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.44	(0.23	)(e)	0.26	0.03
Year Ended June 30, 2010	10.01	(0.23	)(e)	(0.34)	(0.57)
Year Ended June 30, 2009	10.10	(0.15	)(e)	0.06	(0.09)

Class C
Year Ended June 30, 2013	9.30	(0.17	)(e)(f)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02
Year Ended June 30, 2010	10.02	(0.23	)(e)	(0.33)	(0.56)
Year Ended June 30, 2009	10.12	(0.15	)(e)	0.05	(0.10)

Select Class
Year Ended June 30, 2013	9.82	(0.09	)(e)(f)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12
Year Ended June 30, 2010	10.27	(0.14	)(e)	(0.34)	(0.48)
Year Ended June 30, 2009	10.27	(0.05	)(e)	0.05	— (g)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, 1.49% and 1.95% for 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009; for Class B are 2.16% and 2.38 for the year ended June 30, 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009; for Class C are 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009; for Select Class are 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.13), $(0.19), $(0.19) and $(0.11) for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (1.38)%, (2.07)%, (2.06)% and (1.16)% for Class A, Class B, Class C and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c )	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding short sales) (d)	Portfolio turnover rate (including short sales) (d)

$9.79	1.03%	$14,101	3.04%	(1.13	)%(f)	3.44%	94%	251%
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)		3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)		3.29	175	350

9.31	0.22	530	3.70	(1.82	)(f)	3.92	94	251
9.29	(1.90)	1,401	3.61	(2.18)		3.83	151	316
9.47	0.32	3,484	3.67	(2.47)		3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)		3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)		3.79	175	350

9.33	0.32	11,181	3.69	(1.81	)(f)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)		3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)		3.79	175	350

9.94	1.22	317,974	2.78	(0.90	)(f)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)		3.15	146	348
10.27	0.00	528,478	2.59	(0.45)		3.04	175	350

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2013	$19.96	$0.22	(d)	$4.75	$4.97	$(0.20)	$(0.09)	$(0.29)
Year Ended June 30, 2012	19.07	0.25	(d)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(d)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(d)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(d)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)

Class C
Year Ended June 30, 2013	19.91	0.11	(d)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(d)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(d)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(d)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(d)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)

Institutional Class
Year Ended June 30, 2013	19.99	0.34	(d)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(d)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(d)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(d)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(d)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)

Select Class
Year Ended June 30, 2013	20.00	0.28	(d)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(d)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(d)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(d)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(d)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.64	25.09%	$784,359	1.24%	0.98%	1.33%	22%
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70

24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70

24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70

24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,024,892	$—	$—	$2,024,892

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$863,347	$—	$—	$863,347

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$956,183	$—	$—	$956,183

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,570,115	$—	$—	$1,570,115

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,254,036	$—	$—	$13,254,036

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$338,642	$—	$—	$338,642

Total Liabilities (a)	$(306,287)	$—	$—	$(306,287)

Appreciation in Other Financial Instruments
Futures Contracts	$7	$—	$—	$7

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,671,023	$—	$—	$3,671,023

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2013, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$3,507	(a)
Ending Notional Balance Long	—
Average Notional Balance Short	4,485	(b)
Ending Notional Balance Short	2,616

(a)	For the period, May 1, 2013 through May 31, 2013.
(b)	For the periods, April 1, 2013 through April 30, 2013 and June 1, 2013 through June 30, 2013.

D. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2013, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, in Collateral Investments as described below (amounts in thousands):

Mid Cap Equity Fund	$1
Mid Cap Growth Fund	2
Mid Cap Value Fund	3

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of the loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2013, there were no outstanding securities on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the following Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Mid Cap Equity Fund	$1
Mid Cap Growth Fund	1
Mid Cap Value Fund	2

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Foreign Currency Translation — The books and records of the Multi-Cap Market Neutral Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, whose distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$—	$(1,536)	$1,536
Mid Cap Core Fund	—	(458)	458
Mid Cap Equity Fund	—	(830)	830
Mid Cap Growth Fund	(1,461)	(1,893)	3,354
Mid Cap Value Fund	1,460	(971)	(489)
Multi-Cap Market Neutral Fund	(5,082)	4,972	110
Value Advantage Fund	—	(1,614)	1,614

The reclassifications for the Funds relate primarily to investments in real estate investment trusts (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), investments in partnerships (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), non-taxable dividends (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund), net operating losses (Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), corporate actions from underlying fund investments (Mid Cap Value Fund), foreign currency gains or losses (Multi-Cap Market Neutral Fund), short sales dividend in-lieu (Multi-Cap Market Neutral Fund) and investments in regulated investment companies (Multi-Cap Market Neutral Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$81	$1
Mid Cap Core Fund	2	—	(a)
Mid Cap Equity Fund	26	4
Mid Cap Growth Fund	18	2
Mid Cap Value Fund	222	9
Multi-Cap Market Neutral Fund	1	—	(a)
Value Advantage Fund	146	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	0.90
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the year ended June 30, 2013, except on February 28, 2013, Mid Cap Core Fund Select Class changed from 1.00% to 0.90% and Multi-Cap Market Neutral Fund Class A changed from 1.75% to 1.50%, Class B and Class C changed from 2.50% to 2.00% and Select Class changed from 1.50% to 1.25%. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013, except Mid Cap Core Fund Select Class which is in place until at least October 31, 2014 and Multi-Cap Market Neutral Fund which is in place until at least February 28, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—		$—	$95	$95
Mid Cap Core Fund	—		201	156	357
Mid Cap Equity Fund	160		626	2,392	3,178
Mid Cap Growth Fund	1,894		1,264	512	3,670
Mid Cap Value Fund	4,777		8,910	5,486	19,173
Multi-Cap Market Neutral Fund	40		107	776	923
Value Advantage Fund	298		1,499	829	2,626

	Voluntary Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Mid Cap Growth Fund	$—	(a)	$—	$—	$—	(a)
Multi-Cap Market Neutral Fund	190		284	346	820

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$79
Mid Cap Core Fund	50
Mid Cap Equity Fund	61
Mid Cap Growth Fund	43
Mid Cap Value Fund	876
Multi-Cap Market Neutral Fund	89
Value Advantage Fund	274

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,527,368	$1,183,455	$—	$—
Mid Cap Core Fund	1,468,451	1,114,696	—	—
Mid Cap Equity Fund	620,886	684,537	—	—
Mid Cap Growth Fund	1,025,391	1,178,223	—	—
Mid Cap Value Fund	5,475,549	2,277,462	—	—
Multi-Cap Market Neutral Fund	390,686	643,014	401,558	646,391
Value Advantage Fund	2,337,396	458,557	—	—

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,558,832	$479,918	$13,858	$466,060
Mid Cap Core Fund	806,101	70,733	13,487	57,246
Mid Cap Equity Fund	697,487	262,122	3,426	258,696
Mid Cap Growth Fund	1,166,791	418,497	15,173	403,324
Mid Cap Value Fund	9,853,796	3,432,409	33,284	3,400,240
Multi-Cap Market Neutral Fund	280,176	61,808	3,342	58,466
Value Advantage Fund	3,099,685	587,180	15,842	571,338

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund), investment in partnerships (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$3,788	$5,812	$9,600
Mid Cap Core Fund	12,650	3,553	16,203
Mid Cap Equity Fund	5,458	6,244	11,702
Mid Cap Growth Fund	—	64,858	64,858
Mid Cap Value Fund	120,789	74,510	195,299
Value Advantage Fund	20,780	8,159	28,939

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Mid Cap Core Fund	$724	$2	$726
Mid Cap Equity Fund	3,720	17	3,737
Mid Cap Growth Fund	—	134,380	134,380
Mid Cap Value Fund	60,236	—	60,236
Value Advantage Fund	11,280	—	11,280

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$46,860	$—	$466,060
Mid Cap Core Fund	60,924	39,252	—	57,246
Mid Cap Equity Fund	16,741	37,820	—	258,696
Mid Cap Growth Fund	—	95,221	(39,020)	403,324
Mid Cap Value Fund	99,287	243,394	(41,385)	3,400,240
Multi-Cap Market Neutral Fund	—	—	(39,205)	28,626
Value Advantage Fund	24,514	20,269	—	570,607

For the Funds, the cumulative timing differences primarily consists of late year ordinary loss deferral (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Multi Neutral Fund), trustee deferred compensation, wash sale loss deferrals, investments in partnerships (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), non-taxable dividends (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Multi-Cap Multi Neutral Fund and Value Advantage Fund), distributions payable (Mid Cap Equity Fund), post-October loss deferral (Multi-Cap Multi Neutral Fund), unsettled short sales loss deferral (Multi-Cap Multi Neutral Fund) and mark to market of futures contracts (Multi-Cap Multi Neutral Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended June 30, 2013, the following Fund utilized post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Mid Cap Core Fund	$636	$—

As of June 30, 2013, the following Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Growth Fund	$—	$—	$39,020	$39,020	*
Mid Cap Value Fund	—	3,017	38,368	41,385	*
Multi-Cap Market Neutral Fund	39,205	—	—	39,205

During the year ended June 30, 2013 the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Mid Cap Growth Fund	$25,462
Mid Cap Value Fund	86,259
Multi-Cap Market Neutral Fund	26,780
Value Advantage Fund	13,485

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2013 the following Funds deferred to July 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Growth Advantage Fund	$335	$—	$—
Mid Cap Growth Fund	1,738	—	—
Multi-Cap Market Neutral Fund	2,448	21,799	—

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013. Average borrowings from the Facility for the year ended June 30, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Mid Cap Core Fund	$7,582	1	$—	(a)
Mid Cap Equity Fund	31,840	5	1

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—%	33.4%
Mid Cap Core Fund	—	43.5
Multi-Cap Market Neutral Fund	88.5	—
Value Advantage Fund	—	19.5

Additionally, Growth Advantage Fund, Mid Cap Equity Fund and Value Advantage Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of June 30, 2013, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,155.70	$6.68	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,152.60	9.29	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class C
Actual	1,000.00	1,152.40	9.29	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R5
Actual	1,000.00	1,157.60	4.44	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Select Class
Actual	1,000.00	1,156.50	5.51	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

Mid Cap Core Fund
Class A
Actual	1,000.00	1,156.70	6.63	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,154.40	9.29	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,155.10	7.96	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual	$1,000.00	$1,159.20	$4.23	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,159.90	3.96	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,158.50	4.98	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,151.30	6.61	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,148.30	9.27	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Select Class
Actual	1,000.00	1,153.00	4.75	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,154.10	6.62	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,151.00	9.28	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class C
Actual	1,000.00	1,151.00	9.28	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,153.10	7.47	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R5
Actual	1,000.00	1,156.30	4.22	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,156.70	3.96	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,155.80	4.97	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual	1,000.00	1,149.90	6.56	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class B
Actual	1,000.00	1,147.00	9.26	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class C
Actual	1,000.00	1,146.90	9.26	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,148.30	7.94	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Institutional Class
Actual	$1,000.00	$1,152.60	$3.95	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,150.90	5.23	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,026.20	13.56	2.70
Hypothetical	1,000.00	1,011.41	13.47	2.70
Class B
Actual	1,000.00	1,022.00	16.44	3.28
Hypothetical	1,000.00	1,008.53	16.33	3.28
Class C
Actual	1,000.00	1,023.00	16.45	3.28
Hypothetical	1,000.00	1,008.53	16.33	3.28
Select Class
Actual	1,000.00	1,026.90	12.31	2.45
Hypothetical	1,000.00	1,012.65	12.23	2.45

Value Advantage Fund
Class A
Actual	1,000.00	1,160.10	6.64	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,157.00	9.25	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Institutional Class
Actual	1,000.00	1,163.10	3.97	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,161.70	5.31	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Growth Advantage Fund	100.00%
Mid Cap Core Fund	18.34
Mid Cap Equity Fund	54.85
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$5,812
Mid Cap Core	3,553
Mid Cap Equity	6,244
Mid Cap Growth	64,858
Mid Cap Value	74,510
Value Advantage Fund	8,159

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Growth Advantage Fund	$3,788
Mid Cap Core Fund	12,650
Mid Cap Equity	4,652
Mid Cap Value	120,789
Value Advantage Fund	20,780

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. June 2013.

AN-MC-613

J.P. Morgan Funds

Annual Report

June 30, 2013

JPMorgan U.S. Large Cap Core Plus Fund II

J.P. Morgan Funds

Annual Report

June 30, 2013

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

July 26, 2013

Dear Shareholder:

While somewhat overshadowed by
increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to
“taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering
negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is
far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in
Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely
yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JPMorgan U. S. Large Cap Core Plus Fund II

Fund Commentary

For the year ended June 30, 2013 (Unaudited)

Reporting Period Return:

Fund (Institutional Class Shares)*	24.82%
S&P 500 Index (Primary Benchmark)	20.60%
Net Assets as of 06/30/2013	$4,607,181

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund II (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities with a secondary focus on maximizing after-tax return.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. large-cap value stocks outperformed U.S. large-cap growth stocks for the period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index for the twelve- month period ended June 30, 2013. The Fund’s stock selection in the pharmaceutical and medical technology sector and the retail sector was the main contributor to relative performance. The Fund’s stock selection in the systems and network hardware and health services and systems sectors detracted from relative performance.

Individual contributors to relative performance included Celgene Corp., Cheniere Energy, Inc. and General Motors Co. Celgene Corp., a multinational biopharmaceutical company, rose on higher guidance for revenue and earnings. Shares of Cheniere Energy, Inc., a liquid natural gas (LNG) company, rose sharply higher during the reporting period as the company received conditional approval for exports of LNG of up to 2.2 billion cubic feet a day. Automaker General Motors Co. benefited from robust auto sales in both its key U.S. market and fast growing emerging markets like China.

Individual detractors to relative performance included Walter Energy, Inc., Baidu, Inc. and ACE Ltd. Walter Energy, Inc. is a producer and exporter of metallurgical coals. Its shares declined during the reporting period, underscoring the continued deterioration in global coal fundamentals. Earnings growth of Baidu, Inc., a Chinese-language Internet search provider, slowed amid the overall slowdown of China’s economy. ACE Ltd., a global insurer, reported a sizable drop in operating profit, due to losses related to Superstorm Sandy.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions.

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Johnson & Johnson	2.9%
2.	Apple, Inc.	2.7
3.	Google, Inc., Class A	2.6
4.	Time Warner, Inc.	2.2
5.	Wells Fargo & Co.	2.1
6.	Microsoft Corp.	2.1
7.	United Technologies Corp	1.8
8.	UnitedHealth Group, Inc.	1.6
9.	Citigroup, Inc.	1.6
10.	Bank of America Corp.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.6%
Consumer Discretionary	16.4
Financials	16.0
Health Care	14.4
Industrials	9.8
Energy	9.7
Consumer Staples	7.4
Materials	2.8
Utilities	2.5
Telecommunication Services	1.3
Short-Term Investment	1.1

	TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Progressive Corp. (The)	3.3%
2.	Sysco Corp.	3.2
3.	Southern Co. (The)	3.0
4.	Zimmer Holdings, Inc.	3.0
5.	Spectra Energy Corp.	2.9
6.	General Electric Co.	2.8
7.	Church & Dwight Co., Inc.	2.5
8.	AbbVie, Inc.	2.5
9.	Lockheed Martin Corp.	2.5
10.	E.I. du Pont de Nemours & Co.	2.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Health Care	18.2%
Consumer Staples	13.7
Financials	11.9
Industrials	11.8
Utilities	11.8
Energy	10.3
Consumer Discretionary	9.5
Materials	9.1
Information Technology	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JPMorgan U.S. Large Cap Core Plus Fund II

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	10/3/11
Without Sales Charge		24.35%	27.38%
With Sales Charge*		17.85	23.51

CLASS C SHARES	10/3/11
Without CDSC		23.73	26.73
With CDSC**		22.73	26.73
INSTITUTIONAL CLASS SHARES	10/3/11	24.82	27.89
SELECT CLASS SHARES	10/3/11	24.67	27.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

JPMorgan U.S. Large Cap Core Plus Fund II

The Fund commenced operations on October 3, 2011.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund II, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from October 3, 2011 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index. The Lipper Extended U.S. Large-Cap Core Funds Average represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 118.4% (j)
Common Stocks — 117.1%
	Consumer Discretionary — 19.4%
	Auto Components — 1.2%
90	BorgWarner, Inc. (a)	7,754
934	Johnson Controls, Inc.	33,428
230	TRW Automotive Holdings Corp. (a)	15,281

		56,463

	Automobiles — 1.6%
2,160	General Motors Co. (a)	71,950

	Hotels, Restaurants & Leisure — 1.6%
132	McDonald’s Corp.	13,068
111	Starbucks Corp.	7,269
752	Yum! Brands, Inc.	52,144

		72,481

	Household Durables — 1.0%
528	Lennar Corp., Class A	19,029
21	NVR, Inc. (a)	19,362
334	PulteGroup, Inc. (a)	6,336

		44,727

	Internet & Catalog Retail — 1.7%
184	Amazon.com, Inc. (a)	51,095
177	Expedia, Inc.	10,646
21	priceline.com, Inc. (a)	17,370

		79,111

	Media — 5.3%
2,158	Comcast Corp., Class A	85,608
874	DISH Network Corp., Class A	37,162
2,101	Time Warner, Inc.	121,480

		244,250

	Multiline Retail — 1.3%
159	Macy’s, Inc.	7,632
795	Target Corp.	54,744

		62,376

	Specialty Retail — 4.6%
102	AutoZone, Inc. (a)	43,216
1,011	Home Depot, Inc. (The)	78,322
1,805	Lowe’s Cos., Inc.	73,825
283	Ross Stores, Inc.	18,341

		213,704

	Textiles, Apparel & Luxury Goods — 1.1%
147	Lululemon Athletica, Inc., (Canada) (a)	9,631
80	Michael Kors Holdings Ltd., (Hong Kong) (a)	4,962
59	PVH Corp.	7,378

SHARES	SECURITY DESCRIPTION	VALUE($)
	Textiles, Apparel & Luxury Goods — Continued
141	V.F. Corp.	27,221

		49,192

	Total Consumer Discretionary	894,254

	Consumer Staples — 8.7%
	Beverages — 2.0%
104	Beam, Inc.	6,563
1,207	Coca-Cola Co. (The)	48,413
472	PepsiCo, Inc.	38,605

		93,581

	Food & Staples Retailing — 1.6%
158	Costco Wholesale Corp.	17,470
976	CVS Caremark Corp.	55,808

		73,278

	Food Products — 2.2%
883	Archer-Daniels-Midland Co.	29,942
513	General Mills, Inc.	24,896
1,692	Mondelez International, Inc., Class A	48,273

		103,111

	Household Products — 1.4%
834	Procter & Gamble Co. (The)	64,210

	Tobacco — 1.5%
768	Philip Morris International, Inc.	66,524

	Total Consumer Staples	400,704

	Energy — 11.4%
	Energy Equipment & Services — 2.8%
197	Baker Hughes, Inc.	9,088
463	Cameron International Corp. (a)	28,317
221	Ensco plc, (United Kingdom), Class A	12,844
408	Rowan Cos. plc, Class A (a)	13,901
927	Schlumberger Ltd.	66,429

		130,579

	Oil, Gas & Consumable Fuels — 8.6%
407	Anadarko Petroleum Corp.	34,974
337	Apache Corp.	28,251
628	Cheniere Energy, Inc. (a)	17,433
57	Concho Resources, Inc. (a)	4,772
426	ConocoPhillips	25,773
235	EOG Resources, Inc.	30,945
789	Exxon Mobil Corp.	71,286
107	Marathon Petroleum Corp.	7,603
923	Occidental Petroleum Corp.	82,359
528	Phillips 66	31,104
488	QEP Resources, Inc.	13,557

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
1,461	Williams Cos., Inc. (The)	47,439

		395,496

	Total Energy	526,075

	Financials — 18.9%
	Capital Markets — 4.7%
119	Goldman Sachs Group, Inc. (The)	17,999
2,272	Invesco Ltd.	72,250
1,652	Morgan Stanley	40,358
930	State Street Corp.	60,645
985	TD Ameritrade Holding Corp.	23,926

		215,178

	Commercial Banks — 3.5%
288	BB&T Corp.	9,758
157	CIT Group, Inc. (a)	7,321
290	East West Bancorp, Inc.	7,975
142	PNC Financial Services Group, Inc. (The)	10,355
157	SVB Financial Group (a)	13,081
2,731	Wells Fargo & Co.	112,708

		161,198

	Consumer Finance — 0.8%
627	Capital One Financial Corp.	39,382

	Diversified Financial Services — 4.4%
6,920	Bank of America Corp.	88,991
1,858	Citigroup, Inc.	89,128
130	IntercontinentalExchange, Inc. (a)	23,109

		201,228

	Insurance — 4.7%
970	ACE Ltd., (Switzerland)	86,796
163	Aflac, Inc.	9,473
317	Aon plc, (United Kingdom)	20,399
440	Hartford Financial Services Group, Inc.	13,605
1,937	MetLife, Inc.	88,637

		218,910

	Real Estate Investment Trusts (REITs) — 0.8%
80	American Campus Communities, Inc.	3,253
116	Apartment Investment & Management Co., Class A	3,484
38	Boston Properties, Inc.	4,008
199	CBL & Associates Properties, Inc.	4,262
240	General Growth Properties, Inc.	4,769
154	LaSalle Hotel Properties	3,804
76	Post Properties, Inc.	3,761
25	Simon Property Group, Inc.	3,948

SHARES	SECURITY DESCRIPTION	VALUE($)
	Real Estate Investment Trusts (REITs) — Continued
51	SL Green Realty Corp.	4,498

		35,787

	Total Financials	871,683

	Health Care — 17.0%
	Biotechnology — 4.2%
197	Alexion Pharmaceuticals, Inc. (a)	18,171
302	Biogen Idec, Inc. (a)	64,990
114	BioMarin Pharmaceutical, Inc. (a)	6,360
499	Celgene Corp. (a)	58,338
292	Incyte Corp., Ltd. (a)	6,424
182	Onyx Pharmaceuticals, Inc. (a)	19,838
235	Vertex Pharmaceuticals, Inc. (a)	18,770

		192,891

	Health Care Equipment & Supplies — 1.6%
470	CareFusion Corp. (a)	17,319
471	Covidien plc, (Ireland)	29,598
39	Intuitive Surgical, Inc. (a)	19,757
132	Stryker Corp.	8,538

		75,212

	Health Care Providers & Services — 4.1%
608	Cardinal Health, Inc.	28,697
241	DaVita HealthCare Partners, Inc. (a)	29,113
394	Humana, Inc.	33,246
117	Quest Diagnostics, Inc.	7,094
1,354	UnitedHealth Group, Inc.	88,660

		186,810

	Health Care Technology — 0.6%
93	athenahealth, Inc. (a)	7,879
226	Cerner Corp. (a)	21,716

		29,595

	Life Sciences Tools & Services — 0.5%
113	Mettler-Toledo International, Inc. (a)	22,736

	Pharmaceuticals — 6.0%
1,632	Bristol-Myers Squibb Co.	72,934
1,869	Johnson & Johnson	160,472
763	Merck & Co., Inc.	35,441
105	Valeant Pharmaceuticals International, Inc. (a)	9,039

		277,886

	Total Health Care	785,130

	Industrials — 11.7%
	Aerospace & Defense — 3.8%
947	Honeywell International, Inc.	75,135

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Aerospace & Defense — Continued
1,084	United Technologies Corp.	100,747

		175,882

	Airlines — 0.5%
1,228	Delta Air Lines, Inc. (a)	22,976

	Building Products — 0.6%
1,388	Masco Corp.	27,052

	Commercial Services & Supplies — 0.6%
850	Tyco International Ltd., (Switzerland)	28,007

	Construction & Engineering — 1.6%
992	Fluor Corp.	58,835
534	Quanta Services, Inc. (a)	14,130

		72,965

	Electrical Equipment — 0.8%
703	Emerson Electric Co.	38,342

	Machinery — 2.1%
1,162	PACCAR, Inc.	62,353
382	Pentair Ltd., (Switzerland)	22,038
137	SPX Corp.	9,861

		94,252

	Road & Rail — 1.2%
1,204	CSX Corp.	27,920
185	Union Pacific Corp.	28,542

		56,462

	Trading Companies & Distributors — 0.5%
82	W.W. Grainger, Inc.	20,679

	Total Industrials	536,617

	Information Technology — 22.1%
	Communications Equipment — 2.1%
2,112	Cisco Systems, Inc.	51,343
719	QUALCOMM, Inc.	43,916

		95,259

	Computers & Peripherals — 3.4%
374	Apple, Inc.	148,134
288	Hewlett-Packard Co.	7,142

		155,276

	Internet Software & Services — 3.9%
164	Google, Inc., Class A (a)	144,381
197	LinkedIn Corp., Class A (a)	35,125

		179,506

	IT Services — 2.4%
154	Alliance Data Systems Corp. (a)	27,879
1,064	Genpact Ltd., (Bermuda)	20,471

SHARES	SECURITY DESCRIPTION	VALUE($)
	IT Services — Continued
107	Mastercard, Inc., Class A	61,471

		109,821

	Semiconductors & Semiconductor Equipment — 5.3%
2,541	Applied Materials, Inc.	37,886
403	ASML Holding N.V., (Netherlands)	31,877
2,043	Avago Technologies Ltd., (Singapore)	76,368
1,042	Broadcom Corp., Class A	35,178
1,118	Lam Research Corp. (a)	49,572
315	NVIDIA Corp.	4,420
238	Xilinx, Inc.	9,427

		244,728

	Software — 5.0%
656	Adobe Systems, Inc. (a)	29,887
372	Citrix Systems, Inc. (a)	22,443
3,244	Microsoft Corp.	112,015
1,930	Oracle Corp.	59,290
161	Splunk, Inc. (a)	7,464

		231,099

	Total Information Technology	1,015,689

	Materials — 3.3%
	Chemicals — 2.6%
438	Air Products & Chemicals, Inc.	40,108
862	Axiall Corp.	36,704
552	Dow Chemical Co. (The)	17,758
259	LyondellBasell Industries N.V., (Netherlands), Class A	17,161
202	Methanex Corp., (Canada)	8,644

		120,375

	Containers & Packaging — 0.3%
263	Crown Holdings, Inc. (a)	10,817
50	Packaging Corp. of America	2,448

		13,265

	Metals & Mining — 0.2%
1,150	Alcoa, Inc.	8,993

	Paper & Forest Products — 0.2%
236	International Paper Co.	10,457

	Total Materials	153,090

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
1,420	Verizon Communications, Inc.	71,483

	Utilities — 3.0%
	Electric Utilities — 2.0%
391	Edison International	18,831

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electric Utilities — Continued
901	NextEra Energy, Inc.	73,413

		92,244

	Gas Utilities — 0.3%
660	Questar Corp.	15,741

	Multi-Utilities — 0.7%
1,071	NiSource, Inc.	30,673

	Total Utilities	138,658

	Total Common Stocks (Cost $4,213,751)	5,393,383

Short-Term Investment — 1.3%
	Investment Company — 1.3%
60,677	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $60,677)	60,677

	Total Investments — 118.4% (Cost $4,274,428)	5,454,060
	Liabilities in Excess of Other Assets — (18.4)%	(846,879)

	NET ASSETS — 100.0%	$4,607,181

Short Positions — 17.2%

Common Stocks — 17.2%
	Consumer Discretionary — 1.6%
	Auto Components — 0.3%
65	Autoliv, Inc., (Sweden)	5,030
310	Gentex Corp.	7,146

		12,176

	Hotels, Restaurants & Leisure — 0.1%
19	Chipotle Mexican Grill, Inc. (a)	6,923

	Household Durables — 0.1%
206	MDC Holdings, Inc.	6,697

	Internet & Catalog Retail — 0.1%
25	Netflix, Inc. (a)	5,277

	Leisure Equipment & Products — 0.1%
138	Mattel, Inc.	6,253

	Media — 0.2%
144	AMC Networks, Inc., Class A (a)	9,419

	Multiline Retail — 0.2%
142	Kohl’s Corp.	7,172

SHARES	SECURITY DESCRIPTION	VALUE($)
	Specialty Retail — 0.2%
103	Bed Bath & Beyond, Inc. (a)	7,303

	Textiles, Apparel & Luxury Goods — 0.3%
118	Coach, Inc.	6,737
111	NIKE, Inc., Class B	7,068

		13,805

	Total Consumer Discretionary	75,025

	Consumer Staples — 2.4%
	Beverages — 0.1%
85	Brown-Forman Corp., Class B	5,742

	Food & Staples Retailing — 1.2%
265	Kroger Co. (The)	9,153
724	Sysco Corp.	24,732
261	Wal-Mart Stores, Inc.	19,442

		53,327

	Food Products — 0.4%
141	Hershey Co. (The)	12,588
74	Mead Johnson Nutrition Co.	5,863

		18,451

	Household Products — 0.4%
316	Church & Dwight Co., Inc.	19,500

	Tobacco — 0.3%
325	Altria Group, Inc.	11,372

	Total Consumer Staples	108,392

	Energy — 1.8%
	Energy Equipment & Services — 0.5%
147	Diamond Offshore Drilling, Inc.	10,112
336	Halliburton Co.	14,018

		24,130

	Oil, Gas & Consumable Fuels — 1.3%
579	Encana Corp., (Canada)	9,808
674	Spectra Energy Corp.	23,226
200	TransCanada Corp., (Canada)	8,622
200	Ultra Petroleum Corp. (a)	3,964
606	WPX Energy, Inc. (a)	11,478

		57,098

	Total Energy	81,228

	Financials — 2.1%
	Capital Markets — 0.3%
17	BlackRock, Inc.	4,367
57	Franklin Resources, Inc.	7,753

		12,120

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Banks — 0.1%
152	Associated Banc-Corp.	2,363
154	Old National Bancorp	2,130
79	Trustmark Corp.	1,942

		6,435

	Insurance — 0.9%
1,024	Progressive Corp. (The)	26,030
169	Travelers Cos., Inc. (The)	13,506

		39,536

	Real Estate Investment Trusts (REITs) — 0.7%
900	DCT Industrial Trust, Inc.	6,435
40	Federal Realty Investment Trust	4,147
65	Macerich Co. (The)	3,963
77	Mid-America Apartment Communities, Inc.	5,218
171	Senior Housing Properties Trust	4,434
152	Washington Real Estate Investment Trust	4,091
130	Weingarten Realty Investors	4,000

		32,288

	Real Estate Management & Development — 0.1%
244	Brookfield Office Properties, Inc.	4,070

	Total Financials	94,449

	Health Care — 3.1%
	Biotechnology — 0.4%
43	Amgen, Inc.	4,242
184	Seattle Genetics, Inc. (a)	5,789
108	United Therapeutics Corp. (a)	7,108

		17,139

	Health Care Equipment & Supplies — 1.1%
47	Becton, Dickinson & Co.	4,645
45	C.R. Bard, Inc.	4,891
140	Medtronic, Inc.	7,206
210	St. Jude Medical, Inc.	9,582
314	Zimmer Holdings, Inc.	23,531

		49,855

	Health Care Providers & Services — 0.8%
151	Express Scripts Holding Co. (a)	9,315
147	Laboratory Corp. of America Holdings (a)	14,715
195	WellPoint, Inc.	15,959

		39,989

	Pharmaceuticals — 0.8%
490	AbbVie, Inc.	20,257
281	Eli Lilly & Co.	13,803

SHARES	SECURITY DESCRIPTION	VALUE($)
	Pharmaceuticals — Continued
52	Mallinckrodt plc, (Ireland) (a) †	2,362

		36,422

	Total Health Care	143,405

	Industrials — 2.0%
	Aerospace & Defense — 0.6%
181	Lockheed Martin Corp.	19,631
112	Raytheon Co.	7,406

		27,037

	Air Freight & Logistics — 0.1%
85	C.H. Robinson Worldwide, Inc.	4,786

	Electrical Equipment — 0.3%
153	Rockwell Automation, Inc.	12,720

	Industrial Conglomerates — 0.5%
936	General Electric Co.	21,706

	Machinery — 0.4%
82	Caterpillar, Inc.	6,764
162	Dover Corp.	12,581

		19,345

	Trading Companies & Distributors — 0.1%
166	Fastenal Co.	7,611

	Total Industrials	93,205

	Information Technology — 0.6%
	IT Services — 0.1%
101	Automatic Data Processing, Inc.	6,955

	Semiconductors & Semiconductor Equipment — 0.5%
290	Intel Corp.	7,024
822	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	15,059

		22,083

	Total Information Technology	29,038

	Materials — 1.6%
	Chemicals — 1.2%
292	Cabot Corp.	10,927
370	E.I. du Pont de Nemours & Co.	19,425
180	OM Group, Inc. (a)	5,565
85	Praxair, Inc.	9,789
142	Sigma-Aldrich Corp.	11,411

		57,117

	Metals & Mining — 0.1%
180	Cliffs Natural Resources, Inc.	2,925

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Paper & Forest Products — 0.3%
181	Domtar Corp., (Canada)	12,036

	Total Materials	72,078

	Utilities — 2.0%
	Electric Utilities — 0.9%
49	Entergy Corp.	3,414
372	FirstEnergy Corp.	13,891
534	Southern Co. (The)	23,565

		40,870

	Gas Utilities — 0.2%
190	ONEOK, Inc.	7,849

	Multi-Utilities — 0.9%
471	CenterPoint Energy, Inc.	11,064
295	Consolidated Edison, Inc.	17,202
115	Integrys Energy Group, Inc.	6,731
287	Public Service Enterprise Group, Inc.	9,373

		44,370

	Total Utilities	93,089

	Total Short Positions (Proceeds $766,499)	$789,909

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	—	All or a portion of these securities are segregated for short sales.
(l)	—	The rate shown is the current yield as of June 30, 2013.
†	—	Short position is the result of the sale of a when issued security from a pending corporate action on Covidien plc.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

U.S. Large Cap Core Plus Fund II
ASSETS:
Investments in non-affiliates, at value	$5,393,383
Investments in affiliates, at value	60,677

Total investment securities, at value	5,454,060
Cash	87
Receivables:
Investment securities sold	103,524
Dividends from non-affiliates	3,729
Dividends from affiliates	2
Due from Advisor	1,900
Due from Administrator	3

Total Assets	5,563,305

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	142
Securities sold short, at value	789,909
Dividend expense to non-affiliates on securities sold short	98
Investment securities purchased	116,847
Interest expense to non-affiliates on securities sold short	410
Accrued liabilities:
Shareholder servicing fees	28
Distribution fees	63
Custodian and accounting fees	12,974
Other	35,653

Total Liabilities	956,124

Net Assets	$4,607,181

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

U.S. Large Cap Core Plus Fund II
NET ASSETS :
Paid-in-Capital	$3,135,744
Accumulated undistributed (distributed in excess of) net investment income	14,565
Accumulated net realized gains (losses)	300,650
Net unrealized appreciation (depreciation)	1,156,222

Total Net Assets	$4,607,181

Net Assets:
Class A	$76,287
Class C	75,626
Institutional Class	4,378,650
Select Class	76,618

Total	$4,607,181

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,437
Class C	3,417
Institutional Class	196,812
Select Class	3,447

Net asset value (a): (a)

Class A - Redemption price per share	$22.20
Class C - Offering price per share (b)	22.13
Institutional Class - Offering and redemption price per share	22.25
Select Class - Offering and redemption price per share	22.23
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.43

Cost of investments in non-affiliates	$4,213,751
Cost of investments in affiliates	60,677
Cost of foreign currency due to custodian	142
Proceeds received from securities sold short	766,499

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

U.S. Large Cap Core Plus Fund II
INVESTMENT INCOME:
Dividend income from non-affiliates	$100,619
Dividend income from affiliates	55

Total investment income	100,674

EXPENSES:
Investment advisory fees	41,715
Administration fees	3,551
Distribution fees:
Class A	173
Class C	516
Shareholder servicing fees:	4,482
Class A	173
Class C	172
Institutional Class	3,964
Select Class	173
Custodian and accounting fees	53,110
Professional fees	68,317
Trustees’ and Chief Compliance Officer’s fees	38
Printing and mailing costs	4,267
Transfer agent fees	6,077
Offering costs	9,383
Other	2,459
Dividend expense to non-affiliates on securities sold short	19,712
Interest expense to non-affiliates on securities sold short	4,738

Total expenses	218,538

Less amounts waived	(49,441)
Less expense reimbursements	(108,193)

Net expenses	60,904

Net investment income (loss)	39,770

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	475,057
Securities sold short	(85,935)
Foreign currency transactions	(2)

Net realized gains (losses)	389,120

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	510,493
Securities sold short	(20,994)

Change in net unrealized appreciation/depreciation	489,499

Net realized/unrealized gains (losses)	878,619

Change in net assets resulting from operations	918,389

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Large Cap Core Plus Fund II
	Year Ended 6/30/2013	Period Ended 6/30/2012(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$39,770	$24,648
Net realized gain (loss)	389,120	(2,579)
Change in net unrealized appreciation/depreciation	489,499	666,723

Change in net assets resulting from operations	918,389	688,792

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(412)	(138)
From net realized gains	(1,317)	(107)
Class C
From net investment income	(97)	(70)
From net realized gains	(1,316)	(107)
Institutional Class
From net investment income	(37,933)	(10,965)
From net realized gains	(75,156)	(6,095)
Select Class
From net investment income	(570)	(172)
From net realized gains	(1,318)	(107)

Total distributions to shareholders	(118,119)	(17,761)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	118,119	3,017,761

NET ASSETS:
Change in net assets	918,389	3,688,792
Beginning of period	3,688,792	—

End of period	$4,607,181	$3,688,792

Accumulated undistributed (distributed in excess of) net investment income	$14,565	$13,478

(a)	Commencement of operations was October 3, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE PERIODS INDICATED

	U.S. Large Cap Core Plus Fund II
	Year Ended 6/30/2013	Period Ended 6/30/2012(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,729	245

Change in net assets resulting from Class A capital transactions	$1,729	$50,245

Class C
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,413	177

Change in net assets resulting from Class C capital transactions	$1,413	$50,177

Institutional Class
Proceeds from shares issued	$—	$2,850,000
Distributions reinvested	113,089	17,060

Change in net assets resulting from Institutional Class capital transactions	$113,089	$2,867,060

Select Class
Proceeds from shares issued	$—	$50,000
Distributions reinvested	1,888	279

Change in net assets resulting from Select Class capital transactions	$1,888	$50,279

Total change in net assets resulting from capital transactions	$118,119	$3,017,761

SHARE TRANSACTIONS:
Class A
Issued	—	3,333
Reinvested	89	15

Change in Class A Shares	89	3,348

Class C
Issued	—	3,333
Reinvested	73	11

Change in Class C Shares	73	3,344

Institutional Class
Issued	—	190,000
Reinvested	5,790	1,022

Change in Institutional Class Shares	5,790	191,022

Select Class
Issued	—	3,333
Reinvested	97	17

Change in Select Class Shares	97	3,350

(a)	Commencement of operations was October 3, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Cash Flows

FOR THE YEAR ENDED JUNE 30, 2013

U.S. Large Cap Core Plus Fund II
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$918,389
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(3,637,173)
Proceeds from disposition of investment securities	3,521,293
Covers of investment securities sold short	(1,513,385)
Proceeds from investment securities sold short	1,579,288
Purchases of short-term investments, net	(29,836)
Change in unrealized (appreciation)/depreciation on investments	(510,493)
Change in unrealized (appreciation)/depreciation on investment securities sold short	20,994
Net realized (gain)/ loss on investments	(475,057)
Net realized (gain)/ loss on investment securities sold short	85,935
Increase in receivable for investment securities sold	(46,792)
Decrease in due from Advisor and Administrator	8,069
Decrease in prepaid expenses and other assets	9,383
Decrease in interest and dividends receivable from non-affiliates	1,449
Decrease in interest and dividends receivable from affiliates	2
Increase in interest expense payable on securities sold short	122
Increase in payable for investment securities purchased	67,913
Decrease in dividends payable on securities sold short	(695)
Increase in accrued expenses and other liabilities	539

Net cash provided (used) by operating activities	(55)

Cash flows provided (used) by financing activities:
Due to custodian	94

Net cash provided (used) by financing activities	94

Net increase/decrease in cash	39

Cash:
Beginning of period	48

End of period	$87

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $118,119.

The Fund paid $4,616 in interest expense to non-affiliates for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance									Ratios/Supplemental data
		Investment operations				Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net invest- ment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (d)(e)(f)	Net investment income (loss) (e)		Expenses without waivers, reimburse- ments and earnings credits (including dividend and interest expense for securities sold short) (e)(f)	Portfolio turnover rate (excluding short sales)(b)(g)	Portfolio turnover rate (including short sales) (b)(g)
U.S. Large Cap Core Plus Fund II
Class A
Year Ended June 30, 2013	$18.31	0.10	(h)	$4.30	$4.40	$(0.12)	$(0.39)	$(0.51)	$22.20	24.46%	$76,287	1.83%	0.48	% (h)	5.61%	72%	104%
October 3, 2011 (i) through June 30, 2012	15.00	0.07		3.31	3.38	(0.04)	(0.03)	(0.07)	18.31	22.60	61,309	1.70	0.55		5.66	48	80
Class C
Year Ended June 30, 2013	18.27	0.01	(h)	4.27	4.28	(0.03)	(0.39)	(0.42)	22.13	23.77	75,626	2.33	0.07	(h)	6.10	72	104
October 3, 2011 (i) through June 30, 2012	15.00	0.01		3.31	3.32	(0.02)	(0.03)	(0.05)	18.27	22.19	61,082	2.20	0.05		6.14	48	80
Institutional Class
Year Ended June 30, 2013	18.35	0.20	(h)	4.28	4.48	(0.19)	(0.39)	(0.58)	22.25	24.93	4,378,650	1.43	0.98	(h)	5.21	72	104
October 3, 2011 (i) through June 30, 2012	15.00	0.13		3.31	3.44	(0.06)	(0.03)	(0.09)	18.35	22.99	3,504,978	1.30	0.95		5.28	48	80
Select Class
Year Ended June 30, 2013	18.33	0.16	(h)	4.30	4.46	(0.17)	(0.39)	(0.56)	22.23	24.78	76,618	1.58	0.82	(h)	5.35	72	104
October 3, 2011 (i) through June 30, 2012	15.00	0.11		3.30	3.41	(0.05)	(0.03)	(0.08)	18.33	22.82	61,423	1.46	0.80		5.43	48	80

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30,2012.
(f)	The annualized net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.25% and 5.03% for the year ended June 30, 2013 and 1.25% and 5.21% for the period ended June 30, 2012; for Class C are 1.75% and 5.52% for the year ended June 30, 2013 and 1.75% and 5.68% for the period ended June 30, 2012; for Institutional Class are 0.85% and 4.63% for the year ended June 30, 2013 and 0.85% and 4.83% for the period ended June 30, 2012; for Select Class are 1.00% and 4.77% for the year ended June 30, 2013 and 1.00% and 4.98% for the period ended June 30, 2012.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.07, $(0.01), $0.17 and $0.14 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.34%, (0.07)%, 0.84% and 0.68% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non- Diversified
U.S. Large Cap Core Plus Fund II	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a portfolio of selected equity securities with a secondary focus on maximizing after-tax return.

The Fund commenced operations on October 3, 2011. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

		Level 2	Level 3
	Level 1 Quoted prices	Other significant observable inputs	Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,454,060	$—	$—	$5,454,060

Total Liabilities in Securities Sold Short (a)	$(789,909)	$—	$—	$(789,909)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2013, the Fund had outstanding short sales as listed on its SOI.

C. Offering and Organization Costs — Total offering costs of approximately $37,000 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$1	$329	$(330)

The reclassifications for the Fund relate primarily to investment in real estate investment trusts, short sales dividend in lieu and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor did not retain any front end sales charges or CDSCs.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Institutional Class	Select Class
0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Institutional Class	Select Class
1.25%	1.75%	0.85%	1.00%

The expense limitation agreement was in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

For the year ended June 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$41,715	$3,551	$4,175	$49,441	$108,193

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the year ended June 30, 2013.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended June 30, 2013, the Fund did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$3,637,173	$3,521,293	$1,579,288	$1,513,385

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,276,350	$1,187,889	$10,179	$1,177,710

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$111,999	$6,120	$118,119

The tax character of distributions paid during the period ended June 30, 2012 was as follows (amounts in thousands):

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$14,845	$2,916	$17,761

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$73,271	$257,741	$1,140,441

For the Fund, the cumulative timing differences primarily consists of unsettled short sales loss deferral, non-taxable dividends and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment losses.

As of June 30, 2013, the Fund did not have any pre-enactment or post-enactment net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund.

Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Fund’s shares are currently held by the Advisor.

As of June 30, 2013, the Fund pledged assets for securities sold short to UBS.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan U.S. Large Cap Core Plus Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Large Cap Core Plus Fund II (a separate fund of JPMorgan Trust I) (the “Fund”) at June 30, 2013, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 3, 2011 (commencement of operations) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth- Hitchcock Medical Center (2013-present); Trustee, Dartmouth- Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)
Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for- profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None

Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value, June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Large Cap Core Plus Fund II
Class A
Actual	$1,000.00	$1,140.20	$9.29	1.75%
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	1,137.20	11.92	2.25
Hypothetical	1,000.00	1,013.64	11.23	2.25
Institutional Class
Actual	1,000.00	1,142.20	7.17	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Select Class
Actual	1,000.00	1,141.80	7.97	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
U.S. Large Cap Core Plus Fund II	50.58%

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends:

Qualified Dividend Income
U.S. Large Cap Core Plus Fund II	$111,999

Long-Term Capital Gain Designation – 20%

The Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal period ended June 30, 2013:

Long-Term Capital Gain Distribution
U.S. Large Cap Core Plus Fund II	$6,120

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. April 2013.

Annual Report

J.P. Morgan U.S. Equity Funds

June 30, 2013

JPMorgan Equity Focus Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN FUNDS	1

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.77%
S&P 500 Index	20.60%

Net Assets as of 6/30/2013	$3,856,925

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. large-cap value stocks outperformed U.S. large-cap growth stocks for the period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve-month period ended June 30, 2013. The Fund’s stock selection in the industrials and consumer staples sectors was the primary contributor to performance relative to the Benchmark. The Fund’s stock selection in the consumer discretionary and information technology sectors was the primary detractor.

Individual contributors to relative performance included the Fund’s positions in Kansas City Southern, Biogen Idec, Inc. and Rock-Tenn Co. Shares of railroad operator Kansas City Southern benefited from industrial capacity additions in Mexico and strengthening automotive and industrial sectors in the U.S. Shares of biotechnology company Biogen Idec, Inc. traded higher as investors realized the market potential for Tecfidera, a medicine to treat relapsing forms of multiple sclerosis, and the impact it could have on Biogen Idec’s top line growth. Shares of Rock-Tenn Co., a containers and packaging company, benefited from favorable containerboard market fundamentals and an increase in pricing power.

Individual detractors from relative performance included the Fund’s positions in Teradata Corp., EMC Corp. and Devon Energy Corp. Teradata Corp., which provides data warehousing, analytics software and support services, reported lower-than-expected revenue and earnings for its fiscal first quarter. EMC Corp. offers data storage, information security, virtualization and cloud computing services and products. Its shares traded lower following weaker-than-expected third quarter 2012 earnings and weaker-than-expected guidance announcements in the third quarter of 2012 and the first quarter of 2013. Devon Energy Corp. was adversely affected by weaker natural gas prices, as evidenced by three straight quarters of asset write-downs by the company.

HOW WAS THE FUND POSITIONED?

The Fund invests in a limited number of U.S. equity positions, generally not more than 40. The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund’s largest overweights versus the Benchmark were in the financials and consumer discretionary sectors. The Fund’s largest underweights versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1. Biogen Idec, Inc.	6.1%
2. Google, Inc., Class A	5.7
3. Lowes Corp.	5.7
4. Kansas City Southern	4.6
5. priceline.com, Inc.	4.5
6. Capital One Financial Corp.	4.0
7. Kohl’s Corp.	3.9
8. AutoZone, Inc.	3.9
9. Wells Fargo & Co.	3.8
10. Pfizer, Inc.	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.5%
Consumer Discretionary	21.8
Health Care	16.0
Information Technology	13.2
Energy	7.9
Industrials	7.8
Consumer Staples	4.7
Utilities	1.1
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN FUNDS	JUNE 30, 2013

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/29/11
Without Sales Charge		21.47%	13.69%
With Sales Charge*		15.13	10.55
CLASS C SHARES	7/29/11
Without CDSC		20.78	13.11
With CDSC**		19.78	13.11
SELECT CLASS SHARES	7/29/11	21.77	13.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 To 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through June 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN FUNDS	3

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Consumer Discretionary — 21.7%
	Hotels, Restaurants & Leisure — 3.0%
1,750	Starbucks Corp.	114,608

	Internet & Catalog Retail — 7.5%
410	Amazon.com, Inc. (a)	113,853
210	priceline.com, Inc. (a)	173,697

		287,550

	Media — 2.3%
2,070	DISH Network Corp., Class A	88,016

	Multiline Retail — 3.9%
2,990	Kohl’s Corp.	151,025

	Specialty Retail — 3.8%
350	AutoZone, Inc. (a)	148,292

	Textiles, Apparel & Luxury Goods — 1.2%
750	Michael Kors Holdings Ltd., (Hong Kong) (a)	46,515

	Total Consumer Discretionary	836,006

	Consumer Staples — 4.7%
	Food & Staples Retailing — 2.1%
1,859	Walgreen Co.	82,168

	Household Products — 2.6%
1,270	Procter & Gamble Co. (The)	97,777

	Total Consumer Staples	179,945

	Energy — 7.8%
	Energy Equipment & Services — 2.8%
1,740	Cameron International Corp. (a)	106,419

	Oil, Gas & Consumable Fuels — 5.0%
1,793	Devon Energy Corp.	93,021
1,130	Exxon Mobil Corp.	102,095

		195,116

	Total Energy	301,535
	Financials — 23.4%
	Capital Markets — 4.0%
1,082	Ameriprise Financial, Inc.	87,512
3,155	Charles Schwab Corp. (The)	66,981

		154,493

	Commercial Banks — 6.1%
800	M&T Bank Corp.	89,400
3,510	Wells Fargo & Co.	144,858

		234,258

	Consumer Finance — 3.9%
2,420	Capital One Financial Corp.	152,000

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 9.4%
1,834	American International Group, Inc. (a)	81,980
563	Berkshire Hathaway, Inc., Class B (a)	63,011
4,884	Loews Corp.	216,849

		361,840

	Total Financials	902,591

	Health Care — 15.9%
	Biotechnology — 10.3%
1,085	Biogen Idec, Inc. (a)	233,492
2,290	Gilead Sciences, Inc. (a)	117,271
210	Regeneron Pharmaceuticals, Inc. (a)	47,225

		397,988

	Health Care Providers & Services — 2.4%
1,510	Express Scripts Holding Co. (a)	93,152

	Pharmaceuticals — 3.2%
4,439	Pfizer, Inc.	124,336

	Total Health Care	615,476

	Industrials — 7.8%
	Aerospace & Defense — 3.2%
1,330	United Technologies Corp.	123,610

	Road & Rail — 4.6%
1,670	Kansas City Southern	176,953

	Total Industrials	300,563

	Information Technology — 13.2%
	Internet Software & Services — 5.7%
248	Google, Inc., Class A (a)	218,332

	IT Services — 2.5%
1,930	Teradata Corp. (a)	96,944

	Semiconductors & Semiconductor Equipment — 2.8%
2,940	ARM Holdings plc, (United Kingdom), ADR	106,369

	Software — 2.2%
2,270	Salesforce.com, Inc. (a)	86,669

	Total Information Technology	508,314

	Utilities — 1.1%
	Electric Utilities — 1.1%
900	Edison International	43,343

	Total Common Stocks (Cost $3,025,860)	3,687,773

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.0%
	Investment Company — 4.0%
152,361	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030%, (b)(l)(m) (Cost $152,361)	152,361

	Total Investments — 99.6% (Cost $3,178,221)	3,840,134
	Other Assets in Excess of Liabilities — 0.4%	16,791

	NET ASSETS — 100.0%	$3,856,925

Percentages indicated are based on net assets.

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

— All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$3,687,773
Investments in affiliates, at value	152,361

Total investment securities, at value	3,840,134
Receivables:
Investment securities sold	51,001
Dividends from non-affiliates	663
Dividends from affiliates	4
Due from Advisor	905

Total Assets	3,892,707

LIABILITIES:
Accrued liabilities:
Distribution fees	52
Custodian and accounting fees	6,400
Trustees’ and Chief Compliance Officer’s fees	3
Audit Fees	25,101
Other	4,226

Total Liabilities	35,782

Net Assets	$3,856,925

NET ASSETS:
Paid-in-Capital	$3,010,704
Accumulated undistributed net investment income	234
Accumulated net realized gains (losses)	184,074
Net unrealized appreciation (depreciation)	661,913

Total Net Assets	$3,856,925

Net Assets:
Class A	$63,996
Class C	63,385
Select Class	3,729,544

Total	$3,856,925

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,337
Class C	3,334
Select Class	194,038

Net asset value (a):
Class A — Redemption price per share	$19.18
Class C — Offering price per share (b)	19.01
Select Class — Offering and redemption price per share	19.22
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.24

Cost of investments in non-affiliates	$3,025,860
Cost of investments in affiliates	152,361

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2013

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

Equity Focus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$38,980
Dividend income from affiliates	94

Total investment income	39,074

EXPENSES:
Investment advisory fees	22,739
Administration fees	2,981
Distribution fees:
Class A	145
Class C	433
Shareholder servicing fees:
Class A	145
Class C	144
Select Class	8,456
Custodian and accounting fees	26,294
Professional fees	51,224
Trustees’ and Chief Compliance Officer’s fees	43
Transfer agent fees	3,740
Offering costs	2,047
Other	5,028

Total expenses	123,419

Less amounts waived	(34,465)
Less expense reimbursements	(53,393)

Net expenses	35,561

Net investment income (loss)	3,513

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	250,848
Change in net unrealized appreciation/depreciation of investments in non-affiliates	434,434

Net realized/unrealized gains (losses)	685,282

Change in net assets resulting from operations	$688,795

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	7

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Focus Fund
	Year Ended 6/30/2013	Period Ended 6/30/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,513	$7,425
Net realized gain (loss)	250,848	(66,774)
Change in net unrealized appreciation/depreciation	434,434	227,479

Change in net assets resulting from operations	688,795	168,130

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(45)
Class C
From net investment income	—	(3)
Select Class
From net investment income	(5,374)	(5,389)

Total distributions to shareholders	(5,374)	(5,437)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,374	3,005,437

NET ASSETS:
Change in net assets	688,795	3,168,130
Beginning of period	3,168,130	—

End of period	$3,856,925	$3,168,130

Accumulated undistributed net investment income	$234	$2,095

(a)	Commencement of operations was July 29, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Equity Focus Fund
	Year Ended 6/30/2013	Period Ended 6/30/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Distributions reinvested	—	45

Change in net assets resulting from Class A capital transactions	$—	$50,045

Class C
Proceeds from shares issued	$—	$50,000
Distributions reinvested	—	3

Change in net assets resulting from Class C capital transactions	$—	$50,003

Select Class
Proceeds from shares issued	$—	$2,900,000
Distributions reinvested	5,374	5,389

Change in net assets resulting from Select Class capital transactions	$5,374	$2,905,389

Total change in net assets resulting from capital transactions	$5,374	$3,005,437

SHARE TRANSACTIONS:
Class A
Issued	—	3,334
Reinvested	—	3

Change in Class A Shares	—	3,337

Class C
Issued	—	3,334
Reinvested	—	—	(b)

Change in Class C Shares	—	3,334

Select Class
Issued	—	193,333
Reinvested	319	386

Change in Select Class Shares	319	193,719

(a)	Commencement of operations was July 29, 2011.
(b)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	9

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Equity Focus Fund
Class A
Year Ended June 30, 2013	$15.79	$(0.02)	$3.41	$3.39	$—	$19.18
July 29, 2011 (g) through June 30, 2012	15.00	0.01	0.79	0.80	(0.01)	15.79

Class C
Year Ended June 30, 2013	15.73	(0.11)	3.39	3.28	—	19.01
July 29, 2011 (g) through June 30, 2012	15.00	(0.06)	0.79	0.73	— (h)	15.73

Select Class
Year Ended June 30, 2013	15.81	0.02	3.42	3.44	(0.03)	19.22
July 29, 2011 (g) through June 30, 2012	15.00	0.04	0.80	0.84	(0.03)	15.81

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2012 and for the year ended June 30, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2013

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

21.47%	$63,996	1.25%	(0.13)%	3.75%	61%
5.37	52,689	1.25	0.04	5.09	71

20.85	63,385	1.75	(0.63)	4.25	61
4.87	52,448	1.75	(0.46)	5.58	71

21.77	3,729,544	1.00	0.12	3.51	61
5.61	3,062,993	1.00	0.29	4.84	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN FUNDS	11

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Focus Fund	Class A, Class C, and Select Class	Non-Diversified

The investment objective of the Fund is to seek long term capital appreciation.

The Fund commenced operations on July 29, 2011. Prior to July 31, 2013, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

12	J.P. MORGAN FUNDS	JUNE 30, 2013

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,840,134	$—	$—	$3,840,134

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
There were no transfers between any levels during the year ended June 30, 2013.

B. Offering and Organization Costs — Total offering costs of approximately $29,000 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

There were no amounts reclassified within the capital accounts for the year ended June 30, 2013.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JUNE 30, 2013	J.P. MORGAN FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor did not retain any front end sales charges or CDSCs.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.25%	1.75%	1.00%

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

For the year ended June 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$22,739	$2,981	$8,745	$34,465	$53,393

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the year ended June 30, 2013.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

14	J.P. MORGAN FUNDS	JUNE 30, 2013

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended June 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,076,783	$2,108,305

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,181,023	$722,545	$63,434	$659,111

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$5,374	$—	$5,374

The tax character of distributions paid during the period ended June 30, 2012 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$5,437	$—	$5,437

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$39,634	$147,491	$659,111

For the Fund, the cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment losses.

As of June 30, 2013, the Fund did not have any pre-enactment or post-enactment net capital loss carryforwards.

During the year ended June 30, 2013, the Fund utilized capital loss carryforwards of $40,995.

JUNE 30, 2013	J.P. MORGAN FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

As of June 30, 2013, all of the Fund’s shares were held by the Fund’s Advisor.

16	J.P. MORGAN FUNDS	JUNE 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Equity Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Focus Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at June 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 29, 2011 (commencement of operations) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

JUNE 30, 2013	J.P. MORGAN FUNDS	17

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

18	J.P. MORGAN FUNDS	JUNE 30, 2013

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2013	J.P. MORGAN FUNDS	19

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.
Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.
Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.
Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.
Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.
Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.
Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.
Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.
Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).
Timothy J. Stewart (1974), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

20	J.P. MORGAN FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value, June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,156.10	$6.68	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,153.50	9.34	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,157.80	5.35	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

JUNE 30, 2013	J.P. MORGAN FUNDS	21

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Equity Focus Fund	89.66%

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends:

Qualified Dividend Income
Equity Focus Fund	$5,374

22	J.P. MORGAN FUNDS	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013 All rights reserved. June 2013.	AN-EF-613

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2013

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. small-cap stocks outperformed the broader U.S. stock market, as the Russell 2000 Index returned 24.21%. U.S. small-cap value stocks outperformed U.S. small-cap growth stocks during the reporting period.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	27.59%
Russell 2000 Growth Index	23.67%

Net Assets as of 06/30/2013 (In Thousands)	$519,774

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the health care and technology sectors was the main contributor to relative performance. The Fund’s stock selection in the utilities and producer durables sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Aegerion Pharmaceuticals, Inc., Conn’s, Inc. and Acadia Healthcare Co., Inc. Aegerion Pharmaceuticals, Inc., a biopharmaceutical company, has demonstrated solid progress on its launch of lomitapide, a treatment for severe high cholesterol. Conn’s, Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014. The company continued, what we believed to be, strong execution on its plan to increase sales productivity and profitability as it continues to grow into a national retailer. Acadia Healthcare Co., Inc., a provider of inpatient behavioral healthcare services, benefited from an increased earnings forecast for its 2013 fiscal year. The company continued, in our view, to execute on its clearly defined strategy of adding to solid organic growth by adding beds at existing facilities and by acquiring new facilities.

Individual detractors from relative performance included the Fund’s positions in Bazaarvoice, Inc., Boingo Wireless, Inc. and Vocera Communications, Inc. Shares of Bazaarvoice, Inc., a multinational internet marketing company, fell amid disappointing earnings and uncertainty due to a Department of Justice investigation into the company’s acquisition of Power Reviews, its largest competitor. Shares of Boingo Wireless, Inc., which provides global Wi-Fi services, fell after issuing an earnings forecast below estimates. Vocera Communications, Inc., a provider of mobile communication solutions for the health care sector, performed poorly due to delays in implementation of several pending hospital deals. The company also issued an earnings forecast below estimates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that they believe have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Financial Engines, Inc.	1.6%
2.	Acadia Healthcare Co., Inc.	1.6
3.	Wolverine World Wide, Inc.	1.6
4.	Insulet Corp.	1.5
5.	Middleby Corp.	1.5
6.	Old Dominion Freight Line, Inc.	1.5
7.	Dril-Quip, Inc.	1.5
8.	Cornerstone OnDemand, Inc.	1.4
9.	Conn’s, Inc.	1.4
10.	Novadaq Technologies, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.6%
Health Care	22.5
Industrials	20.9
Consumer Discretionary	12.0
Financials	9.2
Energy	5.0
Consumer Staples	2.5
Telecommunication Services	0.5
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		27.61%	7.61%	8.63%
With Sales Charge*		20.93	6.46	8.04
CLASS B SHARES	5/19/97
Without CDSC		26.97	7.01	8.11
With CDSC**		21.97	6.70	8.11
CLASS C SHARES	1/7/98
Without CDSC		26.96	7.01	8.00
With CDSC***		25.96	7.01	8.00
SELECT CLASS SHARES	4/5/99	28.02	8.00	9.05

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	29.50%
Russell 2000 Index	24.21%

Net Assets as of 6/30/2013 (In Thousands)	$522,295

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the retail and consumer cyclical sectors was the primary contributor to relative performance. The Fund’s stock selection in the semiconductors and pharmaceutical sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Conn’s, Inc., Ocwen Financial Corp. and JDA Software Group, Inc. Conn’s Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014. Ocwen Financial Corp., a provider of mortgage loan servicing and asset management services, reported record earnings for the first quarter of 2013. Shares of JDA Software Group, Inc., a software and consultancy company, rallied sharply after posting better-than-expected profit after the acquisition of a rival firm.

Individual detractors from relative performance included the Fund’s positions in Infinity Pharmaceuticals, Inc., Skyworks Solutions, Inc. and Affymax, Inc. Shares of Infinity Pharmaceuticals, Inc. fell amid concerns over a new cancer drug. Skyworks Solutions, Inc., a semiconductor company, saw its shares fall sharply after releasing earnings estimates that fell short of expectations. Affymax, Inc. is a biopharmaceutical company that develops peptide-based drugs for the treatment of life-threatening conditions. Its shares performed poorly as the company was suspended and subsequently delisted by NASDAQ.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sanmina Corp.	1.2%
2.	East West Bancorp, Inc.	1.1
3.	Rite Aid Corp.	1.1
4.	Unisys Corp.	1.0
5.	NuVasive, Inc.	1.0
6.	Pegasystems, Inc.	1.0
7.	WebMD Health Corp.	1.0
8.	Popular, Inc., (Puerto Rico)	1.0
9.	Conn’s, Inc.	1.0
10.	Portland General Electric Co.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.5%
Information Technology	16.5
Industrials	15.6
Consumer Discretionary	13.7
Health Care	10.6
Energy	4.8
Materials	4.6
Consumer Staples	4.6
Utilities	3.1
Telecommunication Services	1.2
U.S. Treasury Obligation	0.2
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	29.50%	8.97%	9.29%

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	23.11%
Russell 2000 Index.	24.21%

Net Assets as of 6/30/2013 (In Thousands)	$2,696,825

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the materials processing and producer durables services sectors was the main detractor from the Fund’s relative performance. Stock selection in the health care and financial services sectors was the main contributor to performance.

Detracting from relative performance were the Fund’s positions in The Active Network, Inc., MICROS Systems, Inc. and Rexnord Corp. The Active Network, Inc. makes online registration and management software for event organizers. Its shares experienced a challenging fourth quarter of 2012, as the company reported in-line earnings but missed consensus revenue estimates as a result of weakness in its outdoor segment. Weaker- than-expected fourth quarter 2012 and 2013 guidance also pressured the stock. MICROS Systems, Inc. is a global manufacturer and servicer of enterprise information solutions for the global hospitality and retail industries. Its shares declined during the fourth quarter of 2012, even though the company announced earnings that beat estimates. However, organic growth was lighter than expected. An intensifying competitive landscape also weighed on MICROS Systems’ shares. Rexnord Corp. is a manufacturer of precision motion technology products. The company’s shares weakened during the second quarter of 2013 when it initiated a strategic review that could have potentially resulted in Rexnord Corp. selling itself or one of its divisions. At the end of the strategic review, the company decided to stay independent, which weighed on its shares as investors hoped to find a shorter timeline to value creation. The company’s largest shareholder subsequently sold a major stake in the company through a secondary offering, which also negatively impacted its shares.

Individual contributors to relative performance included the Fund’s positions in Jarden Corp., Waste Connections, Inc. and Coventry Health Care, Inc. Jarden Corp. owns more than 100 of the most famous consumer brands in the world. The company reported strong earnings and its shares were the beneficiary of Jarden Corp.‘s shareholder-friendly approach to capital allocation, as highlighted by its $500 million share buyback program. Waste Connections, Inc. is a solid waste management company. Waste Connections was rewarded for executing well on its strategy of focusing on markets that offer better contracts and limited competition, as evidenced by four straight quarters of higher- than- expected revenues. Shares of Coventry Health Care, Inc., a diversified national insurer, rallied as the company agreed to be acquired by Aetna at a 20% premium in the third quarter of 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	3.1%
2.	Silgan Holdings, Inc.	3.1
3.	ProAssurance Corp.	2.7
4.	Associated Banc-Corp.	2.4
5.	Jarden Corp.	2.4
6.	Anixter International, Inc.	2.2
7.	Brinker International, Inc.	2.0
8.	Crown Holdings, Inc.	2.0
9.	Aptargroup, Inc.	1.8
10.	American Eagle Outfitters, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.3%
Consumer Discretionary	20.9
Industrials	17.8
Information Technology	12.5
Materials	10.7
Energy	5.9
Health Care	4.4
Utilities	2.6
Consumer Staples	1.3
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		23.11%	12.09%	13.61%
With Sales Charge*		16.63	10.89	13.00
CLASS B SHARES	3/28/95
Without CDSC		22.51	11.54	13.11
With CDSC**		17.51	11.28	13.11
CLASS C SHARES	2/19/05
Without CDSC		22.50	11.54	13.00
With CDSC***		21.50	11.54	13.00
CLASS R2 SHARES	11/3/08	22.80	11.83	13.48
CLASS R5 SHARES	5/15/06	23.71	12.65	14.19
SELECT CLASS SHARES	5/7/96	23.48	12.43	14.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	27.94%
Russell 2000 Growth Index	23.67%

Net Assets as of 6/30/2013 (In Thousands)	$931,918

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the health care and technology sectors was the main contributor to relative performance. The Fund’s stock selection in the utilities and producer durables sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Aegerion Pharmaceuticals, Inc., Conn’s, Inc. and Acadia Healthcare Co., Inc. Aegerion Pharmaceuticals, Inc., a biopharmaceutical company, has demonstrated solid progress on its launch of lomitapide, a treatment for severe high cholesterol. Conn’s, Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014. The company continued, what we believed to be, strong execution on its plan to increase sales productivity and profitability as it continues to grow into a national retailer. Acadia Healthcare Co., Inc., a provider of inpatient behavioral healthcare services, benefited from an increased earnings forecast for its 2013 fiscal year. The company continued, in our view, to execute on its clearly defined strategy of adding to solid organic growth by adding beds at existing facilities and by acquiring new facilities.

Individual detractors from relative performance included the Fund’s positions in Bazaarvoice, Inc., Boingo Wireless, Inc. and Vocera Communications, Inc. Shares of Bazaarvoice, Inc., a multinational internet marketing company, fell amid disappointing earnings and uncertainty due to a Department of Justice investigation into the company’s acquisition of Power Reviews, its largest competitor. Shares of Boingo Wireless, Inc., which provides global Wi-Fi services, fell after issuing an earnings forecast below estimates. Vocera Communications, Inc., a provider of mobile communication solutions for the health care sector, performed poorly due to delays in implementation of several pending hospital deals. The company also issued an earnings forecast below estimates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that they believe have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Financial Engines, Inc.	1.6%
2.	Acadia Healthcare Co., Inc.	1.6
3.	Wolverine World Wide, Inc.	1.6
4.	Insulet Corp.	1.5
5.	Middleby Corp.	1.5
6.	Old Dominion Freight Line, Inc.	1.5
7.	Dril-Quip, Inc.	1.5
8.	Cornerstone OnDemand, Inc.	1.4
9.	Conn’s, Inc.	1.4
10.	Novadaq Technologies, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.7%
Health Care	22.5
Industrials	20.9
Consumer Discretionary	12.1
Financials	9.2
Energy	5.0
Consumer Staples	2.5
Telecommunication Services	0.6
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		27.94%	10.20%	10.79%
With Sales Charge*		21.19	9.01	10.19
CLASS B SHARES	9/12/94
Without CDSC		27.32	9.56	10.22
With CDSC**		22.32	9.28	10.22
CLASS C SHARES	11/4/97
Without CDSC		27.30	9.59	10.13
With CDSC***		26.30	9.59	10.13
CLASS R2 SHARES	11/3/08	27.64	9.93	10.29
CLASS R6 SHARES	11/30/10	28.63	10.66	11.22
INSTITUTIONAL CLASS SHARES	2/19/05	28.39	10.60	11.19
SELECT CLASS SHARES	3/26/96	28.30	10.47	11.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares from 2/19/05 through inception and on the performance of Select Class Shares prior to 2/19/05. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares and Class R6 Shares have different expenses than the class on which the earlier performance is based. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	28.43%
Russell 2000 Value Index.	24.76%

Net Assets as of 6/30/2013 (In Thousands)	$898,482

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the media and basic materials sectors was the primary contributor to relative performance. The Fund’s stock selection in the consumer staples and semiconductor sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Sinclair Broadcast Group, Inc., Ocwen Financial Corp. and Conn’s, Inc. Shares of Sinclair Broadcast Group, Inc., which owns broadcast television stations in the U.S., rallied during the reporting period on strong revenue and earnings growth, as well as overall growth in the broadcast industry. Ocwen Financial Corp., a provider of mortgage loan servicing and asset management services, reported record earnings for the first quarter of 2013. Conn’s, Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014.

Individual detractors to relative performance included the Fund’s positions in Central Garden & Pet Co., Blyth, Inc. and Anworth Mortgage Asset Corp. Central Garden & Pet Co., a manufacturer of lawn, garden and pet supplies, reported earnings that were sharply lower- than- expected during its third fiscal quarter. Shares of Blyth, Inc., a direct to consumer marketer, fell sharply after reporting weak 2013 earnings estimates and a disappointing fourth quarter performance. Anworth Mortgage Asset Corp., a real estate investment trust (“REIT”), reported a poor third quarter and was hurt by rising interest rates.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Rite Aid Corp.	1.2%
2.	Helix Energy Solutions Group, Inc.	1.2
3.	Portland General Electric Co.	1.1
4.	Worthington Industries, Inc.	1.1
5.	Universal Corp.	1.0
6.	Ocwen Financial Corp.	1.0
7.	DCT Industrial Trust, Inc.	0.9
8.	Redwood Trust, Inc.	0.9
9.	Anworth Mortgage Asset Corp.	0.9
10.	Capstead Mortgage Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	34.8%
Industrials	14.2
Information Technology	12.9
Consumer Discretionary	11.6
Utilities	5.9
Energy	5.5
Materials	4.9
Health Care	4.3
Consumer Staples	3.6
Others (each less than 1.0%)	0.8
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		28.08%	9.35%	9.93%
With Sales Charge*		21.35	8.18	9.34
CLASS B SHARES	1/27/95
Without CDSC		27.35	8.67	9.37
With CDSC**		22.35	8.38	9.37
CLASS C SHARES	3/22/99
Without CDSC		27.35	8.70	9.25
With CDSC***		26.35	8.70	9.25
CLASS R2 SHARES	11/3/08	27.79	9.07	9.65
CLASS R5 SHARES	5/15/06	28.53	9.72	10.28
CLASS R6 SHARES	2/22/05	28.62	9.77	10.34
SELECT CLASS SHARES	1/27/95	28.41	9.62	10.21

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	29.08%
Russell 2000 Index.	24.21%

Net Assets as of 6/30/2013 (In Thousands)	$172,709

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the retail and basic materials sectors was the primary contributor to relative performance. The Fund’s stock selection in the semiconductor and real estate investment trust (“REIT”) sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Conn’s, Inc., Questcor Pharmaceuticals, Inc. and Rite Aid Corp. Conn’s Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014. Shares of Questcor Pharmaceuticals, Inc. rallied after the prescription drug maker announced that it acquired the rights to develop Synacthen, a drug for treating autoimmune and inflammatory disorders. Rite Aid Corp., a national drug-store chain, posted its first annual fiscal year profit since 2006, as management shed underperforming stores.

Individual detractors from relative performance included the Fund’s positions in Blyth, Inc., FreightCar America, Inc. and Monster Worldwide, Inc. Shares of Blyth, Inc., a direct to consumer marketer, fell sharply after the company reported weak 2013 earnings estimates and a disappointing fourth quarter performance. FreightCar America, Inc., a manufacturer of freight cars for the railway industry, reported an earnings shortfall in its fiscal second quarter and suffered further pressure amid falling commodity prices. Monster Worldwide, Inc., an employment website, reported large asset write- downs and losses during the reporting period.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Questcor Pharmaceuticals, Inc.	1.4%
2.	Rite Aid Corp.	1.3
3.	Manhattan Associates, Inc.	1.3
4.	InterDigital, Inc.	1.2
5.	Minerals Technologies, Inc.	1.1
6.	Barrett Business Services, Inc.	1.1
7.	Advanced Energy Industries, Inc.	1.0
8.	Universal Corp.	1.0
9.	United Stationers, Inc.	1.0
10.	Comtech Telecommunications Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.6%
Information Technology	17.5
Industrials	15.7
Consumer Discretionary	13.0
Health Care	11.8
Energy	5.2
Materials	5.0
Consumer Staples	4.6
Utilities	3.0
Telecommunication Services	0.9
U.S. Treasury Obligation	0.1
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		28.54%	10.20%	9.09%
With Sales Charge*		21.81	9.03	8.50
CLASS C SHARES	11/1/07
Without CDSC		27.95	9.66	8.78
With CDSC**		26.95	9.66	8.78
CLASS R2 SHARES	11/1/11	28.19	10.12	9.05
CLASS R6 SHARES	11/1/11	29.29	10.72	9.46
INSTITUTIONAL CLASS SHARES	11/4/93	29.08	10.69	9.45
SELECT CLASS SHARES	9/10/01	28.94	10.51	9.26

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for the Class R2 Shares and Class R6 Shares prior to their inception dates are based on the performance of the Class A Shares and the Institutional Class Shares, respectively. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 11.9%
	Distributors — 0.7%
70	Pool Corp.	3,685

	Diversified Consumer Services — 0.6%
86	Sotheby’s	3,242

	Household Durables — 0.5%
169	TRI Pointe Homes, Inc. (a)	2,804

	Internet & Catalog Retail — 1.6%
59	Blue Nile, Inc. (a)	2,212
195	HomeAway, Inc. (a)	6,301

		8,513

	Leisure Equipment & Products — 0.9%
104	Arctic Cat, Inc.	4,672

	Media — 1.2%
499	ReachLocal, Inc. (a)	6,123

	Specialty Retail — 4.3%
137	Conn’s, Inc. (a)	7,091
129	Five Below, Inc. (a)	4,757
216	Francesca’s Holdings Corp. (a)	5,997
58	Lumber Liquidators Holdings, Inc. (a)	4,488

		22,333

	Textiles, Apparel & Luxury Goods — 2.1%
105	Tumi Holdings, Inc. (a)	2,515
150	Wolverine World Wide, Inc.	8,168

		10,683

	Total Consumer Discretionary	62,055

	Consumer Staples — 2.5%
	Food & Staples Retailing — 0.5%
111	Fairway Group Holdings Corp. (a)	2,688

	Food Products — 2.0%
120	Annie’s, Inc. (a)	5,126
73	Snyders-Lance, Inc.	2,070
196	WhiteWave Foods Co., Class A (a)	3,190

		10,386

	Total Consumer Staples	13,074

	Energy — 5.0%
	Energy Equipment & Services — 2.4%
83	Dril-Quip, Inc. (a)	7,538
155	Forum Energy Technologies, Inc. (a)	4,712

		12,250

	Oil, Gas & Consumable Fuels — 2.6%
93	Delek U.S. Holdings, Inc.	2,673

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
251	Laredo Petroleum Holdings, Inc. (a)	5,171
144	Oasis Petroleum, Inc. (a)	5,605

		13,449

	Total Energy	25,699

	Financials — 9.1%
	Capital Markets — 4.6%
19	Affiliated Managers Group, Inc. (a)	3,087
107	Cohen & Steers, Inc.	3,629
183	Financial Engines, Inc.	8,344
474	PennantPark Investment Corp.	5,237
97	Stifel Financial Corp. (a)	3,477

		23,774

	Commercial Banks — 0.8%
54	Signature Bank (a)	4,499

	Insurance — 1.1%
158	Amtrust Financial Services, Inc.	5,636

	Real Estate Investment Trusts (REITs) — 2.6%
176	CubeSmart	2,816
111	Douglas Emmett, Inc. (m)	2,777
47	EastGroup Properties, Inc.	2,651
242	Glimcher Realty Trust	2,639
72	Highwoods Properties, Inc.	2,568

		13,451

	Total Financials	47,360

	Health Care — 22.3%
	Biotechnology — 7.8%
153	ACADIA Pharmaceuticals, Inc. (a)	2,780
82	Acorda Therapeutics, Inc. (a)	2,710
86	Aegerion Pharmaceuticals, Inc. (a)	5,429
122	AMAG Pharmaceuticals, Inc. (a)	2,706
101	Ariad Pharmaceuticals, Inc. (a)	1,773
123	Chimerix, Inc. (a)	2,992
72	Cubist Pharmaceuticals, Inc. (a)	3,475
297	Exact Sciences Corp. (a)	4,130
394	Halozyme Therapeutics, Inc. (a)	3,132
419	Keryx Biopharmaceuticals, Inc. (a)	3,133
98	Puma Biotechnology, Inc. (a)	4,366
336	Synta Pharmaceuticals Corp. (a)	1,677
469	Threshold Pharmaceuticals, Inc. (a)	2,465

		40,768

	Health Care Equipment & Supplies — 5.5%
765	Imris, Inc., (Canada) (a)	2,111
252	Insulet Corp. (a)	7,928

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
525	Novadaq Technologies, Inc., (Canada) (a)	7,067
438	Syneron Medical Ltd., (Israel) (a)	3,810
204	Tornier N.V., (Netherlands) (a)	3,572
1,311	Unilife Corp. (a)	4,156

		28,644

	Health Care Providers & Services — 4.6%
251	Acadia Healthcare Co., Inc. (a)	8,307
284	Emeritus Corp. (a)	6,594
136	Health Net, Inc. (a)	4,324
85	WellCare Health Plans, Inc. (a)	4,714

		23,939

	Health Care Technology — 0.5%
167	Vocera Communications, Inc. (a)	2,457

	Life Sciences Tools & Services — 1.8%
278	Bruker Corp. (a)	4,488
274	Fluidigm Corp. (a)	4,783

		9,271

	Pharmaceuticals — 2.1%
355	Nektar Therapeutics (a)	4,100
190	Sagent Pharmaceuticals, Inc. (a)	3,988
96	ViroPharma, Inc. (a)	2,745

		10,833

	Total Health Care	115,912

	Industrials — 20.7%
	Aerospace & Defense — 2.2%
109	HEICO Corp.	5,504
177	Hexcel Corp. (a)	6,041

		11,545

	Airlines — 1.0%
165	Spirit Airlines, Inc. (a)	5,232

	Building Products — 3.8%
92	Armstrong World Industries, Inc. (a)	4,374
153	Fortune Brands Home & Security, Inc.	5,937
120	Ply Gem Holdings, Inc. (a)	2,415
142	Trex Co., Inc. (a)	6,763

		19,489

	Electrical Equipment — 2.3%
90	Acuity Brands, Inc.	6,820
141	Generac Holdings, Inc.	5,203

		12,023

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.1%
89	Carlisle Cos., Inc.	5,542

	Machinery — 2.8%
107	Graco, Inc.	6,770
46	Middleby Corp. (a)	7,817

		14,587

	Marine — 0.9%
60	Kirby Corp. (a)	4,781

	Road & Rail — 2.5%
341	Marten Transport Ltd.	5,351
185	Old Dominion Freight Line, Inc. (a)	7,716

		13,067

	Trading Companies & Distributors — 4.1%
48	DXP Enterprises, Inc. (a)	3,210
68	MSC Industrial Direct Co., Inc., Class A	5,278
256	Rush Enterprises, Inc., Class A (a)	6,344
79	Watsco, Inc.	6,663

		21,495

	Total Industrials	107,761

	Information Technology — 25.4%
	Communications Equipment — 3.2%
250	Aruba Networks, Inc. (a)	3,838
580	Infinera Corp. (a)	6,188
56	Palo Alto Networks, Inc. (a)	2,382
309	Ruckus Wireless, Inc. (a)	3,964

		16,372

	Computers & Peripherals — 0.4%
156	Fusion-io, Inc. (a)	2,224

	Internet Software & Services — 7.2%
164	Cornerstone OnDemand, Inc. (a)	7,109
23	CoStar Group, Inc. (a)	2,975
194	Dealertrack Technologies, Inc. (a)	6,889
117	Demandware, Inc. (a)	4,977
258	Envestnet, Inc. (a)	6,349
52	OpenTable, Inc. (a)	3,353
192	Trulia, Inc. (a)	5,977

		37,629

	IT Services — 0.7%
362	ServiceSource International, Inc. (a)	3,375

	Semiconductors & Semiconductor Equipment — 3.3%
173	Cavium, Inc. (a)	6,116
80	Hittite Microwave Corp. (a)	4,655

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
406	Inphi Corp. (a)	4,466
110	Teradyne, Inc. (a)	1,934

		17,171

	Software — 10.6%
159	BroadSoft, Inc. (a)	4,387
41	CommVault Systems, Inc. (a)	3,117
274	Cyan, Inc. (a)	2,862
143	Fortinet, Inc. (a)	2,502
72	Gigamon, Inc. (a)	1,980
77	Guidewire Software, Inc. (a)	3,245
119	Imperva, Inc. (a)	5,364
211	Infoblox, Inc. (a)	6,185
196	Model N, Inc. (a)	4,573
38	NetSuite, Inc. (a)	3,488
173	Rally Software Development Corp., Class C (a)	4,305
60	SolarWinds, Inc. (a)	2,334
76	Sourcefire, Inc. (a)	4,205
110	Splunk, Inc. (a)	5,122
26	Tableau Software, Inc., Class A (a)	1,426

		55,095

	Total Information Technology	131,866

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
438	Boingo Wireless, Inc. (a)	2,719

	Total Common Stocks (Cost $397,354)	506,446

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
51	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Cost $—)	7

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
9,373	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $9,373)	9,373

	Total Investments — 99.2% (Cost $406,727)	515,826
	Other Assets in Excess of Liabilities — 0.8%	3,948

	NET ASSETS — 100.0%	$519,774

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Consumer Discretionary — 13.7%
	Auto Components — 1.5%
145	Cooper Tire & Rubber Co.	4,813
79	Standard Motor Products, Inc.	2,723
36	Stoneridge, Inc. (a)	424

		7,960

	Distributors — 0.4%
20	Core-Mark Holding Co., Inc.	1,251
51	VOXX International Corp. (a)	625

		1,876

	Diversified Consumer Services — 0.2%
13	Bridgepoint Education, Inc. (a)	163
9	Capella Education Co. (a)	383
9	Carriage Services, Inc.	148
5	Coinstar, Inc. (a)	299
93	Corinthian Colleges, Inc. (a)	207

		1,200

	Hotels, Restaurants & Leisure — 2.2%
68	Ameristar Casinos, Inc.	1,798
11	Cracker Barrel Old Country Store, Inc.	994
40	Domino’s Pizza, Inc.	2,343
23	Jack in the Box, Inc. (a)	912
178	Ruth’s Hospitality Group, Inc.	2,150
45	SeaWorld Entertainment, Inc.	1,593
115	Sonic Corp. (a)	1,679

		11,469

	Household Durables — 2.0%
1	CSS Industries, Inc.	12
95	Helen of Troy Ltd., (Bermuda) (a)	3,626
20	Jarden Corp. (a)	853
68	KB Home	1,335
14	Libbey, Inc. (a)	333
49	Lifetime Brands, Inc.	668
14	MDC Holdings, Inc.	465
10	NACCO Industries, Inc., Class A	556
86	Taylor Morrison Home Corp., Class A (a)	2,099
27	William Lyon Homes, Class A (a)	691

		10,638

	Leisure Equipment & Products — 0.3%
2	Arctic Cat, Inc.	81
10	Johnson Outdoors, Inc., Class A (a)	254
84	LeapFrog Enterprises, Inc. (a)	823
6	Sturm Ruger & Co., Inc.	269

		1,427

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 0.9%
25	Carmike Cinemas, Inc. (a)	480
81	Entercom Communications Corp., Class A (a)	765
74	Gray Television, Inc. (a)	532
86	Journal Communications, Inc., Class A (a)	642
131	LIN TV Corp., Class A (a)	2,003
16	Sinclair Broadcast Group, Inc., Class A	476

		4,898

	Multiline Retail — 0.9%
43	Dillard’s, Inc., Class A	3,500
99	Tuesday Morning Corp. (a)	1,026

		4,526

	Specialty Retail — 3.6%
106	Brown Shoe Co., Inc.	2,289
58	Cabela’s, Inc. (a)	3,743
99	Conn’s, Inc. (a)	5,098
30	Destination Maternity Corp.	743
121	Express, Inc. (a)	2,545
12	Finish Line, Inc. (The), Class A	271
248	OfficeMax, Inc.	2,534
33	Rent-A-Center, Inc.	1,252
11	Tilly’s, Inc., Class A (a)	181
1	Trans World Entertainment Corp.	7

		18,663

	Textiles, Apparel & Luxury Goods — 1.7%
77	G-III Apparel Group Ltd. (a)	3,686
124	Iconix Brand Group, Inc. (a)	3,656
55	Perry Ellis International, Inc.	1,117
14	RG Barry Corp.	227

		8,686

	Total Consumer Discretionary	71,343

	Consumer Staples — 4.6%
	Beverages — 0.1%
7	Coca-Cola Bottling Co. Consolidated	422

	Food & Staples Retailing — 2.2%
9	Andersons, Inc. (The)	474
14	Fairway Group Holdings Corp. (a)	339
21	Nash Finch Co.	462
1,901	Rite Aid Corp. (a)	5,437
39	Roundy’s, Inc.	323
170	Spartan Stores, Inc.	3,142
169	SUPERVALU, Inc. (a)	1,051
10	Village Super Market, Inc., Class A	344

		11,572

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food Products — 1.5%
40	B&G Foods, Inc.	1,372
34	Darling International, Inc. (a)	636
19	Fresh Del Monte Produce, Inc.	516
16	John B Sanfilippo & Son, Inc.	317
184	Pilgrim’s Pride Corp. (a)	2,744
52	Pinnacle Foods, Inc.	1,265
17	Sanderson Farms, Inc.	1,103

		7,953

	Personal Products — 0.8%
58	Prestige Brands Holdings, Inc. (a)	1,684
28	Revlon, Inc., Class A (a)	607
22	USANA Health Sciences, Inc. (a)	1,563

		3,854

	Total Consumer Staples	23,801

	Energy — 4.8%
	Energy Equipment & Services — 1.7%
56	C&J Energy Services, Inc. (a)	1,089
49	Dawson Geophysical Co. (a)	1,821
62	Forum Energy Technologies, Inc. (a)	1,880
19	Gulfmark Offshore, Inc., Class A	866
63	Helix Energy Solutions Group, Inc. (a)	1,440
66	Superior Energy Services, Inc. (a)	1,703

		8,799

	Oil, Gas & Consumable Fuels — 3.1%
12	Alon USA Energy, Inc.	172
14	Bonanza Creek Energy, Inc. (a)	482
19	Ceres, Inc. (a)	59
70	Delek U.S. Holdings, Inc.	2,009
35	Energy XXI Bermuda Ltd., (Bermuda)	775
143	EPL Oil & Gas, Inc. (a)	4,198
63	EXCO Resources, Inc.	481
83	Gastar Exploration Ltd. (a)	221
189	Renewable Energy Group, Inc. (a)	2,694
12	REX American Resources Corp. (a)	357
25	Vaalco Energy, Inc. (a)	144
99	W&T Offshore, Inc.	1,415
308	Warren Resources, Inc. (a)	786
69	Western Refining, Inc.	1,931
4	Westmoreland Coal Co. (a)	46
15	World Fuel Services Corp.	596

		16,366

	Total Energy	25,165

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 22.4%
	Capital Markets — 0.7%
7	Artisan Partners Asset Management, Inc. (a)	364
87	BGC Partners, Inc., Class A	515
113	Cowen Group, Inc., Class A (a)	329
31	Gladstone Capital Corp.	255
92	KCAP Financial, Inc.	1,033
32	Manning & Napier, Inc.	570
20	Piper Jaffray Cos. (a)	638
8	Prospect Capital Corp.	83
8	SWS Group, Inc. (a)	42

		3,829

	Commercial Banks — 7.3%
18	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	401
68	BBCN Bancorp, Inc.	967
12	BNC Bancorp	141
7	Bridge Bancorp, Inc.	155
101	Cardinal Financial Corp.	1,477
40	Cathay General Bancorp	812
8	Center Bancorp, Inc.	95
23	Citizens & Northern Corp.	444
4	City Holding Co.	160
8	Community Trust Bancorp, Inc.	278
203	East West Bancorp, Inc.	5,569
17	Fidelity Southern Corp. (a)	205
24	Financial Institutions, Inc.	447
150	First Commonwealth Financial Corp.	1,108
29	First Community Bancshares, Inc.	458
29	First Financial Bancorp	434
4	First M&F Corp.	55
23	First Merchants Corp.	386
49	FirstMerit Corp.	991
75	FNB Corp.	902
174	Hanmi Financial Corp. (a)	3,078
23	Heartland Financial USA, Inc.	643
23	Huntington Bancshares, Inc.	182
6	Iberiabank Corp.	306
11	Lakeland Financial Corp.	291
21	MainSource Financial Group, Inc.	281
19	MetroCorp Bancshares, Inc.	187
5	National Bankshares, Inc.	167
15	NBT Bancorp, Inc.	320
85	OFG Bancorp, (Puerto Rico)	1,538
7	PacWest Bancorp	224
49	Park Sterling Corp. (a)	289

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
11	Peoples Bancorp, Inc.	234
50	Pinnacle Financial Partners, Inc. (a)	1,275
169	Popular, Inc., (Puerto Rico) (a)	5,132
15	Preferred Bank (a)	239
25	PrivateBancorp, Inc.	537
8	Prosperity Bancshares, Inc.	394
1	Renasant Corp.	32
28	Sierra Bancorp	420
79	Southwest Bancorp, Inc. (a)	1,048
70	Susquehanna Bancshares, Inc.	894
8	SVB Financial Group (a)	650
18	Texas Capital Bancshares, Inc. (a)	812
37	Tristate Capital Holdings, Inc. (a)	503
14	WesBanco, Inc.	362
22	West Bancorporation, Inc.	257
342	Wilshire Bancorp, Inc.	2,267

		38,047

	Consumer Finance — 2.9%
19	Cash America International, Inc.	855
96	DFC Global Corp. (a)	1,319
94	Encore Capital Group, Inc. (a)	3,119
24	Ezcorp, Inc., Class A (a)	403
84	Green Dot Corp., Class A (a)	1,674
38	Nelnet, Inc., Class A	1,382
13	Portfolio Recovery Associates, Inc. (a)	1,967
48	World Acceptance Corp. (a)	4,173

		14,892

	Insurance — 2.5%
216	American Equity Investment Life Holding Co.	3,385
23	American Safety Insurance Holdings Ltd., (Bermuda) (a)	657
38	Aspen Insurance Holdings Ltd., (Bermuda)	1,395
256	CNO Financial Group, Inc.	3,314
13	Crawford & Co., Class B	74
9	Horace Mann Educators Corp.	215
57	Meadowbrook Insurance Group, Inc.	458
7	Montpelier Re Holdings Ltd., (Bermuda)	175
92	National Financial Partners Corp. (a)	2,318
18	Selective Insurance Group, Inc.	424
8	Stewart Information Services Corp.	196
6	Validus Holdings Ltd., (Bermuda)	223

		12,834

	Real Estate Investment Trusts (REITs) — 7.8%
5	Agree Realty Corp. (m)	151

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
23	American Campus Communities, Inc.	919
485	Anworth Mortgage Asset Corp.	2,713
104	Ashford Hospitality Trust, Inc.	1,186
76	CapLease, Inc.	643
355	Capstead Mortgage Corp.	4,295
75	CBL & Associates Properties, Inc.	1,598
46	Chatham Lodging Trust	789
40	Chesapeake Lodging Trust	823
17	Colonial Properties Trust	415
59	Coresite Realty Corp.	1,890
149	DCT Industrial Trust, Inc.	1,064
49	DDR Corp.	809
16	EastGroup Properties, Inc.	912
120	Education Realty Trust, Inc.	1,230
217	First Industrial Realty Trust, Inc.	3,298
82	GEO Group, Inc. (The)	2,767
44	Glimcher Realty Trust	483
8	Home Properties, Inc.	510
32	LaSalle Hotel Properties	785
260	Lexington Realty Trust	3,039
20	LTC Properties, Inc.	785
8	Mission West Properties, Inc. (a) (i)	—
16	Parkway Properties, Inc.	271
69	Pennsylvania Real Estate Investment Trust	1,310
109	Potlatch Corp.	4,424
12	PS Business Parks, Inc.	873
83	RAIT Financial Trust	625
15	Ramco-Gershenson Properties Trust	225
103	Redwood Trust, Inc.	1,756
7	Sun Communities, Inc.	363

		40,951

	Thrifts & Mortgage Finance — 1.2%
12	BofI Holding, Inc. (a)	541
10	Heritage Financial Group, Inc.	145
31	HomeStreet, Inc.	654
15	OceanFirst Financial Corp.	229
114	Ocwen Financial Corp. (a)	4,703
12	PennyMac Financial Services, Inc., Class A (a)	255

		6,527

	Total Financials	117,080

	Health Care — 10.6%
	Biotechnology — 2.6%
9	Acorda Therapeutics, Inc. (a) (m)	297
37	Aegerion Pharmaceuticals, Inc. (a) (m)	2,325

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
17	Alnylam Pharmaceuticals, Inc. (a)	512
69	AMAG Pharmaceuticals, Inc. (a) (m)	1,524
104	Ambit Biosciences Corp. (a)	727
11	Bluebird Bio, Inc. (a)	270
36	Celldex Therapeutics, Inc. (a)	557
10	Cytokinetics, Inc. (a)	116
6	Durata Therapeutics, Inc. (a)	40
29	Esperion Therapeutics, Inc. (a)	407
73	Infinity Pharmaceuticals, Inc. (a)	1,188
2	MiMedx Group, Inc. (a)	11
43	Pharmacyclics, Inc. (a)	3,433
18	PTC Therapeutics, Inc. (a)	270
10	Raptor Pharmaceutical Corp. (a)	96
317	Threshold Pharmaceuticals, Inc. (a)	1,668

		13,441

	Health Care Equipment & Supplies — 2.6%
102	Greatbatch, Inc. (a)	3,331
33	MAKO Surgical Corp. (a)	400
19	Medical Action Industries, Inc. (a)	149
216	NuVasive, Inc. (a)	5,364
13	Orthofix International N.V., (Netherlands) (a)	360
24	PhotoMedex, Inc. (a)	374
219	RTI Biologics, Inc. (a)	824
20	Sirona Dental Systems, Inc. (a)	1,285
31	STERIS Corp.	1,321

		13,408

	Health Care Providers & Services — 2.7%
127	Amsurg Corp. (a)	4,459
61	Centene Corp. (a)	3,179
115	Gentiva Health Services, Inc. (a)	1,143
80	Molina Healthcare, Inc. (a)	2,967
51	Owens & Minor, Inc.	1,732
36	Select Medical Holdings Corp.	293
7	Triple-S Management Corp., (Puerto Rico), Class B (a)	153

		13,926

	Health Care Technology — 0.1%
42	MedAssets, Inc. (a)	752

	Life Sciences Tools & Services — 0.6%
86	Cambrex Corp. (a)	1,208
46	Furiex Pharmaceuticals, Inc. (a)	1,574
75	NanoString Technologies, Inc. (a)	602

		3,384

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 2.0%
13	Cornerstone Therapeutics, Inc. (a)	107
59	Impax Laboratories, Inc. (a)	1,185
35	Jazz Pharmaceuticals plc, (Ireland) (a)	2,371
79	Lannett Co., Inc. (a)	947
162	Medicines Co. (The) (a)	4,995
103	Sciclone Pharmaceuticals, Inc. (a)	511
15	ViroPharma, Inc. (a)	430

		10,546

	Total Health Care	55,457

	Industrials — 15.5%
	Aerospace & Defense — 1.8%
56	AAR Corp. (m)	1,240
7	Curtiss-Wright Corp.	245
36	Engility Holdings, Inc. (a)	1,017
28	Esterline Technologies Corp. (a)	2,039
28	LMI Aerospace, Inc. (a)	528
62	Sypris Solutions, Inc.	198
56	Triumph Group, Inc.	4,401

		9,668

	Air Freight & Logistics — 0.3%
20	Atlas Air Worldwide Holdings, Inc. (a)	884
19	Park-Ohio Holdings Corp. (a)	633

		1,517

	Airlines — 1.3%
58	Alaska Air Group, Inc. (a) (m)	3,005
236	Republic Airways Holdings, Inc. (a)	2,672
70	SkyWest, Inc.	948

		6,625

	Building Products — 0.1%
6	Gibraltar Industries, Inc. (a)	83
17	Ply Gem Holdings, Inc. (a)	349

		432

	Commercial Services & Supplies — 3.2%
38	Ceco Environmental Corp.	466
437	Cenveo, Inc. (a)	931
7	Courier Corp.	96
130	Deluxe Corp.	4,508
13	Herman Miller, Inc.	357
141	Kimball International, Inc., Class B	1,373
60	Knoll, Inc.	853
100	Quad/Graphics, Inc.	2,407
150	Steelcase, Inc., Class A	2,180
14	TMS International Corp., Class A	201

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
6	UniFirst Corp.	584
21	United Stationers, Inc.	688
75	Viad Corp.	1,846

		16,490

	Construction & Engineering — 0.8%
13	Argan, Inc.	206
56	EMCOR Group, Inc.	2,276
13	Michael Baker Corp.	347
79	Tutor Perini Corp. (a)	1,435

		4,264

	Electrical Equipment — 1.6%
22	Acuity Brands, Inc. (m)	1,684
73	Brady Corp., Class A	2,238
37	EnerSys, Inc.	1,790
31	Generac Holdings, Inc.	1,143
23	LSI Industries, Inc.	188
17	Regal-Beloit Corp.	1,089

		8,132

	Machinery — 3.9%
17	Albany International Corp., Class A	557
29	Barnes Group, Inc.	879
24	Columbus McKinnon Corp. (a)	518
70	EnPro Industries, Inc. (a)	3,568
79	Federal Signal Corp. (a)	692
37	FreightCar America, Inc.	620
34	Global Brass & Copper Holdings, Inc. (a)	444
22	Hardinge, Inc.	330
20	Hyster-Yale Materials Handling, Inc.	1,237
38	Kadant, Inc.	1,134
27	LB Foster Co., Class A	1,183
50	NN, Inc.	565
1	Proto Labs, Inc. (a)	58
5	Standex International Corp.	253
49	Trimas Corp. (a)	1,816
93	Wabash National Corp. (a)	945
90	Wabtec Corp.	4,814
6	Watts Water Technologies, Inc., Class A	267
43	Xerium Technologies, Inc. (a)	433

		20,313

	Professional Services — 1.1%
43	Barrett Business Services, Inc.	2,266
10	Kelly Services, Inc., Class A	173
132	RPX Corp. (a)	2,224
33	TrueBlue, Inc. (a)	697

SHARES		SECURITY DESCRIPTION	VALUE($)

		Professional Services — Continued
12		VSE Corp.	481

			5,841

		Road & Rail — 0.8%
3		AMERCO	486
13		Avis Budget Group, Inc. (a)	365
23		Celadon Group, Inc.	428
111		Quality Distribution, Inc. (a)	980
19		Saia, Inc. (a)	571
78		Swift Transportation Co. (a)	1,289
13		Universal Truckload Services, Inc. (a)	316

			4,435

		Trading Companies & Distributors — 0.6%
42		Applied Industrial Technologies, Inc.	2,006
9		Beacon Roofing Supply, Inc. (a)	333
16		Edgen Group, Inc. (a)	102
17		United Rentals, Inc. (a)	833

			3,274

		Total Industrials	80,991

		Information Technology — 16.4%
		Communications Equipment — 1.1%
2		Alliance Fiber Optic Products, Inc.	48
122		ARRIS Group, Inc. (a)	1,743
73		Aviat Networks, Inc. (a)	192
12		CalAmp Corp. (a)	177
21		Comtech Telecommunications Corp.	551
335		Harmonic, Inc. (a)	2,125
11		Oplink Communications, Inc. (a)	189
24		PC-Tel, Inc.	202
15		Plantronics, Inc.	659

			5,886

		Computers & Peripherals — 0.5%
64		Avid Technology, Inc. (a)	374
50		Datalink Corp. (a)	536
—	(h)	Hutchinson Technology, Inc. (a)	2
86		Silicon Graphics International Corp. (a)	1,149
15		Synaptics, Inc. (a)	586

			2,647

		Electronic Equipment, Instruments & Components — 3.0%
154		Audience, Inc. (a)	2,036
92		Benchmark Electronics, Inc. (a)	1,853
72		Insight Enterprises, Inc. (a)	1,269
13		Littelfuse, Inc.	948
45		Newport Corp. (a)	628

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
448	Sanmina Corp. (a)	6,426
55	SYNNEX Corp. (a)	2,321
32	TTM Technologies, Inc. (a)	271

		15,752

	Internet Software & Services — 2.9%
142	Digital River, Inc. (a)	2,656
32	Gogo, Inc. (a)	440
9	Marketo, Inc. (a)	216
10	RealNetworks, Inc. (a)	73
15	Textura Corp. (a)	377
195	Tremor Video, Inc. (a)	1,751
533	United Online, Inc.	4,038
177	WebMD Health Corp. (a)	5,204
5	Xoom Corp. (a)	122

		14,877

	IT Services — 2.2%
11	Blackhawk Network Holdings, Inc. (a)	264
12	CACI International, Inc., Class A (a)	781
131	CSG Systems International, Inc. (a)	2,841
12	EVERTEC, Inc., (Puerto Rico) (a)	259
3	Gartner, Inc. (a)	148
35	Global Cash Access Holdings, Inc. (a)	218
48	Hackett Group, Inc. (The)	248
70	Lionbridge Technologies, Inc. (a)	203
7	ManTech International Corp., Class A	170
18	TeleTech Holdings, Inc. (a)	422
243	Unisys Corp. (a)	5,370
35	VeriFone Systems, Inc. (a)	595

		11,519

	Semiconductors & Semiconductor Equipment — 3.0%
17	Alpha & Omega Semiconductor Ltd. (a)	131
124	Amkor Technology, Inc. (a)	523
34	Brooks Automation, Inc.	334
4	Cirrus Logic, Inc. (a)	76
107	Entegris, Inc. (a)	1,006
95	First Solar, Inc. (a)	4,254
76	Integrated Silicon Solution, Inc. (a)	833
4	Intermolecular, Inc. (a)	31
62	Lattice Semiconductor Corp. (a)	313
9	M/A-COM Technology Solutions Holdings, Inc. (a)	131
63	Nanometrics, Inc. (a)	930
56	Pericom Semiconductor Corp. (a)	396
34	Photronics, Inc. (a)	274

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
141	PMC-Sierra, Inc. (a)	893
100	Skyworks Solutions, Inc. (a)	2,178
220	Spansion, Inc., Class A (a)	2,749
115	Ultra Clean Holdings (a)	696

		15,748

	Software — 3.7%
71	Actuate Corp. (a) (m)	469
38	Advent Software, Inc. (a) (m)	1,325
85	Aspen Technology, Inc. (a)	2,453
43	Cyan, Inc. (a)	451
18	Gigamon, Inc. (a)	499
9	Manhattan Associates, Inc. (a)	694
17	Monotype Imaging Holdings, Inc.	440
159	Pegasystems, Inc.	5,270
28	Progress Software Corp. (a)	647
45	PTC, Inc. (a)	1,106
8	Rovi Corp. (a)	178
17	Tableau Software, Inc., Class A (a)	953
254	Take-Two Interactive Software, Inc. (a)	3,801
98	TeleCommunication Systems, Inc., Class A (a)	229
53	Telenav, Inc. (a)	277
22	TIBCO Software, Inc. (a)	473

		19,265

	Total Information Technology	85,694

	Materials — 4.6%
	Chemicals — 1.9%
41	A Schulman, Inc.	1,094
16	American Pacific Corp. (a)	442
65	Axiall Corp.	2,759
5	FutureFuel Corp.	65
28	H.B. Fuller Co.	1,040
6	Innospec, Inc.	233
39	Koppers Holdings, Inc.	1,493
46	Minerals Technologies, Inc.	1,894
71	OMNOVA Solutions, Inc. (a)	569

		9,589

	Construction Materials — 0.3%
185	Headwaters, Inc. (a)	1,637

	Containers & Packaging — 1.1%
25	Boise, Inc.	209
243	Graphic Packaging Holding Co. (a)	1,882
36	Rock Tenn Co., Class A	3,586

		5,677

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — 0.8%
94	Coeur Mining, Inc. (a)	1,245
31	Revett Minerals, Inc. (a)	20
27	SunCoke Energy, Inc. (a)	372
11	U.S. Silica Holdings, Inc.	220
77	Worthington Industries, Inc.	2,435

		4,292

	Paper & Forest Products — 0.5%
23	Boise Cascade Co. (a)	574
40	Buckeye Technologies, Inc.	1,463
56	Resolute Forest Products, Inc., (Canada) (a)	741

		2,778

	Total Materials	23,973

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.1%
30	Atlantic Tele-Network, Inc.	1,495
8	Consolidated Communications Holdings, Inc.	141
58	IDT Corp., Class B	1,081
90	Neutral Tandem, Inc.	515
108	Premiere Global Services, Inc. (a)	1,307
473	Vonage Holdings Corp. (a)	1,337

		5,876

	Wireless Telecommunication Services — 0.1%
19	NII Holdings, Inc. (a)	128
22	USA Mobility, Inc.	297

		425

	Total Telecommunication Services	6,301

	Utilities — 3.0%
	Electric Utilities — 2.2%
58	El Paso Electric Co.	2,038
20	Empire District Electric Co. (The)	453
33	IDACORP, Inc.	1,595
12	MGE Energy, Inc.	635
163	Portland General Electric Co.	4,999
32	UNS Energy Corp.	1,431
11	Westar Energy, Inc.	364

		11,515

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.7%
2	AGL Resources, Inc. (m)	102
6	Chesapeake Utilities Corp.	288
20	Laclede Group, Inc. (The)	891
28	New Jersey Resources Corp.	1,171
9	Northwest Natural Gas Co.	374
16	Southwest Gas Corp.	753
10	WGL Holdings, Inc.	441

‘		4,020

	Water Utilities — 0.1%
6	Artesian Resources Corp., Class A	122
25	Consolidated Water Co., Ltd., (Cayman Islands)	281

		403

	Total Utilities	15,938

	Total Common Stocks (Cost $363,818)	505,743

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,025	U.S. Treasury Note, 0.250%, 11/30/13 (k) (m) (Cost $1,025)	1,025

SHARES
Short-Term Investment — 2.6%
	Investment Company — 2.6%
13,324	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $13,324)	13,324

	Total Investments — 99.6% (Cost $378,167)	520,092
	Other Assets in Excess of Liabilities — 0.4%	2,203

	NET ASSETS — 100.0%	$522,295

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
156	E-mini Russell 2000	09/20/13	$15,205	$202

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
	Consumer Discretionary — 20.7%
	Auto Components — 1.8%
1,359	Allison Transmission Holdings, Inc.	31,355
396	Drew Industries, Inc.	15,575

		46,930

	Distributors — 1.2%
617	Pool Corp.	32,359

	Hotels, Restaurants & Leisure — 6.9%
1,359	Brinker International, Inc.	53,583
379	Cracker Barrel Old Country Store, Inc.	35,850
725	Monarch Casino & Resort, Inc. (a)	12,216
412	Papa John’s International, Inc. (a)	26,924
791	Penn National Gaming, Inc. (a)	41,816
876	SHFL Entertainment, Inc. (a)	15,513

		185,902

	Household Durables — 2.3%
1,434	Jarden Corp. (a)	62,741

	Leisure Equipment & Products — 0.6%
522	Brunswick Corp.	16,683

	Media — 2.2%
1,231	Cinemark Holdings, Inc.	34,371
327	Morningstar, Inc.	25,350

		59,721

	Specialty Retail — 2.8%
2,565	American Eagle Outfitters, Inc.	46,839
1,669	Chico’s FAS, Inc.	28,470

		75,309

	Textiles, Apparel & Luxury Goods — 2.9%
1,062	Crocs, Inc. (a)	17,531
458	Deckers Outdoor Corp. (a)	23,131
615	Iconix Brand Group, Inc. (a)	18,091
2,914	Quiksilver, Inc. (a)	18,766

		77,519

	Total Consumer Discretionary	557,164

	Consumer Staples — 1.2%
	Food Products — 1.2%
426	J&J Snack Foods Corp.	33,152

	Energy — 5.8%
	Energy Equipment & Services — 2.8%
2,157	Patterson-UTI Energy, Inc.	41,749
607	Tidewater, Inc.	34,561

		76,310

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.0%
708	Approach Resources, Inc. (a)	17,405
641	Cimarex Energy Co.	41,662
2,785	Resolute Energy Corp. (a)	22,226

		81,293

	Total Energy	157,603

	Financials — 22.0%
	Capital Markets — 3.5%
553	Calamos Asset Management, Inc., Class A	5,803
447	Greenhill & Co., Inc.	20,426
2,360	HFF, Inc., Class A	41,944
2,823	Janus Capital Group, Inc.	24,024
401	JMP Group, Inc.	2,665

		94,862

	Commercial Banks — 9.2%
4,146	Associated Banc-Corp.	64,471
1,513	First Financial Bancorp	22,545
111	First of Long Island Corp. (The)	3,693
929	First Republic Bank	35,747
942	Glacier Bancorp, Inc.	20,906
430	Iberiabank Corp.	23,074
3,103	Umpqua Holdings Corp.	46,575
1,973	Western Alliance Bancorp (a)	31,226

		248,237

	Insurance — 2.7%
1,391	ProAssurance Corp.	72,577

	Real Estate Investment Trusts (REITs) — 6.1%
703	EastGroup Properties, Inc.	39,577
642	Mid-America Apartment Communities, Inc.	43,523
988	National Retail Properties, Inc.	33,983
2,059	RLJ Lodging Trust	46,300

		163,383

	Real Estate Management & Development — 0.5%
311	Realogy Holdings Corp. (a)	14,941

	Total Financials	594,000

	Health Care — 4.4%
	Health Care Equipment & Supplies — 1.7%
494	IDEXX Laboratories, Inc. (a)	44,388

	Health Care Providers & Services — 1.8%
239	MWI Veterinary Supply, Inc. (a)	29,487
346	WellCare Health Plans, Inc. (a)	19,201

		48,688

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Technology — 0.9%
1,182	Omnicell, Inc. (a)	24,297

	Total Health Care	117,373

	Industrials — 17.6%
	Aerospace & Defense — 0.9%
160	TransDigm Group, Inc.	25,120

	Air Freight & Logistics — 0.8%
562	Forward Air Corp.	21,525

	Building Products — 0.4%
505	Ply Gem Holdings, Inc. (a)	10,136

	Commercial Services & Supplies — 6.2%
1,634	ACCO Brands Corp. (a)	10,391
1,607	Herman Miller, Inc.	43,499
1,333	KAR Auction Services, Inc.	30,493
2,026	Waste Connections, Inc.	83,347

		167,730

	Construction & Engineering — 0.8%
1,419	Comfort Systems USA, Inc.	21,177

	Electrical Equipment — 1.6%
503	Generac Holdings, Inc.	18,622
383	Regal-Beloit Corp.	24,806

		43,428

	Machinery — 5.5%
655	Altra Holdings, Inc.	17,931
1,378	Douglas Dynamics, Inc.	17,881
721	RBC Bearings, Inc. (a)	37,469
2,201	Rexnord Corp. (a)	37,094
836	Toro Co. (The)	37,984

		148,359

	Road & Rail — 1.4%
2,230	Knight Transportation, Inc.	37,506

	Total Industrials	474,981

	Information Technology — 12.3%
	Electronic Equipment, Instruments & Components — 2.2%
779	Anixter International, Inc. (a)	59,066

	Internet Software & Services — 2.3%
1,730	Dice Holdings, Inc. (a)	15,930
356	SciQuest, Inc. (a)	8,915
413	Trulia, Inc. (a)	12,849
450	Zillow, Inc., Class A (a)	25,354

		63,048

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.8%
884	CoreLogic, Inc. (a)	20,479

	Semiconductors & Semiconductor Equipment — 0.4%
898	Freescale Semiconductor Ltd. (a)	12,165

	Software — 6.6%
147	FactSet Research Systems, Inc.	14,975
555	Imperva, Inc. (a)	24,988
667	MICROS Systems, Inc. (a)	28,790
870	Monotype Imaging Holdings, Inc.	22,101
153	NetSuite, Inc. (a)	14,065
1,010	Rovi Corp. (a)	23,079
233	SolarWinds, Inc. (a)	9,031
363	Solera Holdings, Inc.	20,176
254	Splunk, Inc. (a)	11,783
139	Tableau Software, Inc., Class A (a)	7,692

		176,680

	Total Information Technology	331,438

	Materials — 10.6%
	Chemicals — 2.9%
334	Airgas, Inc.	31,889
502	Scotts Miracle-Gro Co. (The), Class A	24,243
1,155	Taminco Corp. (a)	23,542

		79,674

	Containers & Packaging — 6.8%
887	Aptargroup, Inc.	48,961
1,273	Crown Holdings, Inc. (a)	52,373
1,736	Silgan Holdings, Inc.	81,524

		182,858

	Metals & Mining — 0.9%
274	Compass Minerals International, Inc.	23,199

	Total Materials	285,731

	Utilities — 2.6%
	Electric Utilities — 0.8%
699	Portland General Electric Co.	21,378

	Gas Utilities — 0.4%
222	Northwest Natural Gas Co.	9,421

	Multi-Utilities — 1.4%
950	NorthWestern Corp.	37,914

	Total Utilities	68,713

	Total Common Stocks (Cost $1,729,315)	2,620,155

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.6%
	Investment Company — 1.6%
43,071	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $43,071)	43,071

	Total Investments — 98.8% (Cost $1,772,386)	2,663,226
	Other Assets in Excess of Liabilities — 1.2%	33,599

	NET ASSETS — 100.0%	$2,696,825

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 12.0%
	Distributors — 0.7%
127	Pool Corp.	6,646

	Diversified Consumer Services — 0.6%
154	Sotheby’s	5,838

	Household Durables — 0.5%
304	TRI Pointe Homes, Inc. (a)	5,047

	Internet & Catalog Retail — 1.7%
106	Blue Nile, Inc. (a)	3,997
351	HomeAway, Inc. (a)	11,364

		15,361

	Leisure Equipment & Products — 0.9%
187	Arctic Cat, Inc.	8,420

	Media — 1.2%
901	ReachLocal, Inc. (a)	11,044

	Specialty Retail — 4.3%
247	Conn’s, Inc. (a)	12,790
233	Five Below, Inc. (a)	8,572
389	Francesca’s Holdings Corp. (a)	10,814
104	Lumber Liquidators Holdings, Inc. (a)	8,091

		40,267

	Textiles, Apparel & Luxury Goods — 2.1%
189	Tumi Holdings, Inc. (a)	4,524
270	Wolverine World Wide, Inc.	14,734

		19,258

	Total Consumer Discretionary	111,881

	Consumer Staples — 2.5%
	Food & Staples Retailing — 0.5%
200	Fairway Group Holdings Corp. (a)	4,837

	Food Products — 2.0%
216	Annie’s, Inc. (a)	9,241
132	Snyders-Lance, Inc.	3,741
354	WhiteWave Foods Co., Class A (a)	5,746

		18,728

	Total Consumer Staples	23,565

	Energy — 5.0%
	Energy Equipment & Services — 2.4%
151	Dril-Quip, Inc. (a)	13,598
279	Forum Energy Technologies, Inc. (a)	8,496

		22,094

	Oil, Gas & Consumable Fuels — 2.6%
167	Delek U.S. Holdings, Inc.	4,812

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
453	Laredo Petroleum Holdings, Inc. (a)	9,322
260	Oasis Petroleum, Inc. (a)	10,110

		24,244

	Total Energy	46,338

	Financials — 9.2%
	Capital Markets — 4.6%
34	Affiliated Managers Group, Inc. (a)	5,558
192	Cohen & Steers, Inc.	6,538
330	Financial Engines, Inc.	15,058
855	PennantPark Investment Corp.	9,443
176	Stifel Financial Corp. (a)	6,264

		42,861

	Commercial Banks — 0.9%
98	Signature Bank (a)	8,111

	Insurance — 1.1%
285	Amtrust Financial Services, Inc.	10,162

	Real Estate Investment Trusts (REITs) — 2.6%
317	CubeSmart	5,069
200	Douglas Emmett, Inc. (m)	4,997
85	EastGroup Properties, Inc.	4,772
435	Glimcher Realty Trust	4,749
130	Highwoods Properties, Inc.	4,622

		24,209

	Total Financials	85,343

	Health Care — 22.4%
	Biotechnology — 7.9%
276	ACADIA Pharmaceuticals, Inc. (a)	5,006
148	Acorda Therapeutics, Inc. (a)	4,876
155	Aegerion Pharmaceuticals, Inc. (a)	9,786
219	AMAG Pharmaceuticals, Inc. (a)	4,868
182	Ariad Pharmaceuticals, Inc. (a)	3,185
222	Chimerix, Inc. (a)	5,384
130	Cubist Pharmaceuticals, Inc. (a)	6,260
535	Exact Sciences Corp. (a)	7,439
710	Halozyme Therapeutics, Inc. (a)	5,634
757	Keryx Biopharmaceuticals, Inc. (a)	5,652
177	Puma Biotechnology, Inc. (a)	7,867
603	Synta Pharmaceuticals Corp. (a)	3,006
843	Threshold Pharmaceuticals, Inc. (a)	4,435

		73,398

	Health Care Equipment & Supplies — 5.6%
1,424	Imris, Inc., (Canada) (a)	3,929
455	Insulet Corp. (a)	14,303

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
947	Novadaq Technologies, Inc., (Canada) (a)	12,749
817	Syneron Medical Ltd., (Israel) (a)	7,110
368	Tornier N.V., (Netherlands) (a)	6,433
2,362	Unilife Corp. (a)	7,487

		52,011

	Health Care Providers & Services — 4.6%
453	Acadia Healthcare Co., Inc. (a)	14,989
513	Emeritus Corp. (a)	11,896
245	Health Net, Inc. (a)	7,793
153	WellCare Health Plans, Inc. (a)	8,494

		43,172

	Health Care Technology — 0.4%
301	Vocera Communications, Inc. (a)	4,420

	Life Sciences Tools & Services — 1.8%
501	Bruker Corp. (a)	8,089
494	Fluidigm Corp. (a)	8,620

		16,709

	Pharmaceuticals — 2.1%
639	Nektar Therapeutics (a)	7,384
342	Sagent Pharmaceuticals, Inc. (a)	7,184
172	ViroPharma, Inc. (a)	4,940

		19,508

	Total Health Care	209,218

	Industrials — 20.9%
	Aerospace & Defense — 2.3%
197	HEICO Corp.	9,924
320	Hexcel Corp. (a)	10,896

		20,820

	Airlines — 1.0%
297	Spirit Airlines, Inc. (a)	9,432

	Building Products — 3.8%
165	Armstrong World Industries, Inc. (a)	7,885
276	Fortune Brands Home & Security, Inc.	10,708
217	Ply Gem Holdings, Inc. (a)	4,347
257	Trex Co., Inc. (a)	12,198

		35,138

	Electrical Equipment — 2.3%
163	Acuity Brands, Inc.	12,302
253	Generac Holdings, Inc.	9,379

		21,681

	Industrial Conglomerates — 1.1%
160	Carlisle Cos., Inc.	9,995

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.8%
193	Graco, Inc.	12,212
83	Middleby Corp. (a)	14,101

		26,313

	Marine — 0.9%
108	Kirby Corp. (a)	8,622

	Road & Rail — 2.5%
616	Marten Transport Ltd.	9,648
335	Old Dominion Freight Line, Inc. (a)	13,922

		23,570

	Trading Companies & Distributors — 4.2%
87	DXP Enterprises, Inc. (a)	5,781
123	MSC Industrial Direct Co., Inc., Class A	9,520
462	Rush Enterprises, Inc., Class A (a)	11,424
143	Watsco, Inc.	12,015

		38,740

	Total Industrials	194,311

	Information Technology — 25.6%
	Communications Equipment — 3.2%
450	Aruba Networks, Inc. (a)	6,915
1,046	Infinera Corp. (a)	11,161
102	Palo Alto Networks, Inc. (a)	4,284
559	Ruckus Wireless, Inc. (a)	7,154

		29,514

	Computers & Peripherals — 0.4%
281	Fusion-io, Inc. (a)	3,998

	Internet Software & Services — 7.3%
296	Cornerstone OnDemand, Inc. (a)	12,827
42	CoStar Group, Inc. (a)	5,357
351	Dealertrack Technologies, Inc. (a)	12,427
211	Demandware, Inc. (a)	8,961
466	Envestnet, Inc. (a)	11,451
94	OpenTable, Inc. (a)	6,037
347	Trulia, Inc. (a)	10,779

		67,839

	IT Services — 0.8%
760	ServiceSource International, Inc. (a)	7,084

	Semiconductors & Semiconductor Equipment — 3.3%
312	Cavium, Inc. (a)	11,028
145	Hittite Microwave Corp. (a)	8,390
732	Inphi Corp. (a)	8,047
198	Teradyne, Inc. (a)	3,481

		30,946

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — 10.6%
287	BroadSoft, Inc. (a)	7,907
74	CommVault Systems, Inc. (a)	5,616
494	Cyan, Inc. (a)	5,164
257	Fortinet, Inc. (a)	4,501
129	Gigamon, Inc. (a)	3,552
139	Guidewire Software, Inc. (a)	5,841
215	Imperva, Inc. (a)	9,670
381	Infoblox, Inc. (a)	11,145
353	Model N, Inc. (a)	8,239
68	NetSuite, Inc. (a)	6,280
313	Rally Software Development Corp., Class C (a)	7,759
108	SolarWinds, Inc. (a)	4,199
137	Sourcefire, Inc. (a)	7,594
199	Splunk, Inc. (a)	9,230
46	Tableau Software, Inc., Class A (a)	2,572

		99,269

	Total Information Technology	238,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.6%
	Wireless Telecommunication Services — 0.6%
924	Boingo Wireless, Inc. (a)	5,739

	Total Common Stocks (Cost $698,401)	915,045

Short-Term Investment — 1.5%
	Investment Company — 1.5%
14,084	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $14,084)	14,084

	Total Investments — 99.7% (Cost $712,485)	929,129
	Other Assets in Excess of Liabilities — 0.3%	2,789

	NET ASSETS — 100.0%	$931,918

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 11.5%
	Auto Components — 0.5%
17	Cooper Tire & Rubber Co.	564
48	Dana Holding Corp.	917
19	Stoneridge, Inc. (a)	222
141	Superior Industries International, Inc.	2,418

		4,121

	Diversified Consumer Services — 1.0%
384	Corinthian Colleges, Inc. (a)	861
149	Lincoln Educational Services Corp.	785
268	Regis Corp.	4,397
241	Stewart Enterprises, Inc., Class A	3,156

		9,199

	Hotels, Restaurants & Leisure — 1.7%
11	Biglari Holdings, Inc. (a)	4,637
36	Einstein Noah Restaurant Group, Inc.	504
167	Isle of Capri Casinos, Inc. (a)	1,249
25	Multimedia Games Holding Co., Inc. (a)	644
27	Red Robin Gourmet Burgers, Inc. (a)	1,512
167	Ruth’s Hospitality Group, Inc.	2,012
21	Scientific Games Corp., Class A (a)	231
124	SeaWorld Entertainment, Inc.	4,345
15	Town Sports International Holdings, Inc.	161

		15,295

	Household Durables — 1.5%
133	American Greetings Corp., Class A	2,423
94	Blyth, Inc.	1,311
53	CSS Industries, Inc.	1,316
86	Leggett & Platt, Inc.	2,667
1	Lifetime Brands, Inc.	10
21	NACCO Industries, Inc., Class A	1,203
158	Taylor Morrison Home Corp., Class A (a)	3,849
41	William Lyon Homes, Class A (a)	1,044

		13,823

	Internet & Catalog Retail — 0.3%
289	Orbitz Worldwide, Inc. (a)	2,320

	Leisure Equipment & Products — 0.2%
150	JAKKS Pacific, Inc.	1,686

	Media — 2.1%
148	Digital Generation, Inc. (a)	1,090
150	Entercom Communications Corp., Class A (a)	1,420
210	Journal Communications, Inc., Class A (a)	1,570
292	LIN TV Corp., Class A (a)	4,466
214	McClatchy Co. (The), Class A (a)	488
28	Nexstar Broadcasting Group, Inc., Class A	996

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
5	Saga Communications, Inc., Class A	250
66	Scholastic Corp.	1,939
163	Sinclair Broadcast Group, Inc., Class A	4,776
65	Valassis Communications, Inc.	1,598

		18,593

	Multiline Retail — 1.1%
219	Bon-Ton Stores, Inc. (The)	3,955
76	Dillard’s, Inc., Class A	6,238

		10,193

	Specialty Retail — 1.9%
109	Brown Shoe Co., Inc.	2,356
17	Children’s Place Retail Stores, Inc. (The) (a)	909
14	Conn’s, Inc. (a)	709
50	hhgregg, Inc. (a)	805
104	New York & Co., Inc. (a)	663
1,047	Office Depot, Inc. (a)	4,052
512	OfficeMax, Inc.	5,240
97	Stein Mart, Inc.	1,320
263	Wet Seal, Inc. (The), Class A (a)	1,236

		17,290

	Textiles, Apparel & Luxury Goods — 1.2%
71	Cherokee, Inc.	901
160	Iconix Brand Group, Inc. (a)	4,705
140	Jones Group, Inc. (The)	1,919
51	Perry Ellis International, Inc.	1,032
98	Unifi, Inc. (a)	2,028

		10,585

	Total Consumer Discretionary	103,105

	Consumer Staples — 3.6%
	Food & Staples Retailing — 1.7%
29	Fairway Group Holdings Corp. (a)	711
9	Nash Finch Co.	192
5	Pantry, Inc. (The) (a)	66
3,759	Rite Aid Corp. (a)	10,752
25	Roundy’s, Inc.	212
52	Spartan Stores, Inc.	953
413	SUPERVALU, Inc. (a)	2,569

		15,455

	Food Products — 0.3%
15	Farmer Bros Co. (a)	207
2	John B Sanfilippo & Son, Inc.	41
93	Pinnacle Foods, Inc.	2,236
13	Seneca Foods Corp., Class A (a)	396

		2,880

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Household Products — 0.5%
596	Central Garden & Pet Co., Class A (a)	4,110

	Tobacco — 1.1%
119	Alliance One International, Inc. (a) (m)	453
160	Universal Corp.	9,262

		9,715

	Total Consumer Staples	32,160

	Energy — 5.4%
	Energy Equipment & Services — 2.7%
531	Cal Dive International, Inc. (a)	998
41	Dawson Geophysical Co. (a)	1,526
150	Exterran Holdings, Inc. (a)	4,204
15	Global Geophysical Services, Inc. (a)	73
452	Helix Energy Solutions Group, Inc. (a)	10,416
463	Hercules Offshore, Inc. (a)	3,259
30	Key Energy Services, Inc. (a)	179
40	Natural Gas Services Group, Inc. (a)	942
189	Parker Drilling Co. (a)	942
39	Pioneer Energy Services Corp. (a)	259
21	SEACOR Holdings, Inc.	1,760
19	Tesco Corp. (a)	255

		24,813

	Oil, Gas & Consumable Fuels — 2.7%
29	Alon USA Energy, Inc. (m)	419
325	Alpha Natural Resources, Inc. (a)	1,705
198	Arch Coal, Inc.	750
5	Delek U.S. Holdings, Inc.	135
174	EPL Oil & Gas, Inc. (a)	5,115
11	Equal Energy Ltd., (Canada)	43
547	Forest Oil Corp. (a)	2,239
33	Frontline Ltd., (Bermuda) (a)	58
28	Green Plains Renewable Energy, Inc. (a)	378
14	Knightsbridge Tankers Ltd., (Bermuda)	102
10	Panhandle Oil and Gas, Inc., Class A	276
448	Penn Virginia Corp. (a)	2,107
338	PetroQuest Energy, Inc. (a)	1,337
22	REX American Resources Corp. (a)	635
101	Stone Energy Corp. (a)	2,229
169	W&T Offshore, Inc.	2,414
143	Western Refining, Inc.	4,000
1	Westmoreland Coal Co. (a)	11

		23,953

	Total Energy	48,766

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 34.6%
	Capital Markets — 1.4%
136	Apollo Investment Corp.	1,053
63	Arlington Asset Investment Corp., Class A	1,690
11	Artisan Partners Asset Management, Inc. (a)	539
53	Cowen Group, Inc., Class A (a)	155
21	GAMCO Investors, Inc., Class A	1,169
130	Gladstone Capital Corp.	1,059
223	Investment Technology Group, Inc. (a)	3,112
41	Janus Capital Group, Inc.	348
226	MCG Capital Corp.	1,176
37	MVC Capital, Inc.	460
60	NGP Capital Resources Co.	370
34	Oppenheimer Holdings, Inc., Class A	647
29	Piper Jaffray Cos. (a)	923

		12,701

	Commercial Banks — 12.8%
60	1st Source Corp.	1,428
5	1st United Bancorp, Inc.	30
2	American National Bankshares, Inc.	48
45	BancFirst Corp.	2,095
229	BancorpSouth, Inc.	4,050
100	Bank of Hawaii Corp.	5,047
38	Banner Corp.	1,274
82	BBCN Bancorp, Inc.	1,169
1	Bridge Capital Holdings (a)	13
15	Cascade Bancorp (a)	94
126	Cathay General Bancorp	2,572
13	Center Bancorp, Inc.	164
137	Central Pacific Financial Corp. (a)	2,464
5	Century Bancorp, Inc., Class A	168
44	Chemical Financial Corp.	1,154
12	Citizens & Northern Corp.	226
108	City Holding Co.	4,191
60	CoBiz Financial, Inc.	497
34	Columbia Banking System, Inc.	801
83	Community Bank System, Inc.	2,564
68	Community Trust Bancorp, Inc.	2,426
23	Cullen/Frost Bankers, Inc.	1,509
43	Financial Institutions, Inc.	788
19	First Bancorp	261
33	First BanCorp, (Puerto Rico) (a)	235
133	First Busey Corp.	599
5	First Citizens BancShares, Inc., Class A	941
812	First Commonwealth Financial Corp.	5,984
27	First Community Bancshares, Inc.	422

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
126	First Financial Bancorp	1,876
23	First Financial Bankshares, Inc.	1,286
71	First Interstate Bancsystem, Inc.	1,474
28	First Merchants Corp.	477
271	FirstMerit Corp.	5,419
285	FNB Corp.	3,443
1	Fulton Financial Corp.	14
34	Glacier Bancorp, Inc.	763
22	Great Southern Bancorp, Inc.	604
3	Guaranty Bancorp	35
52	Hancock Holding Co.	1,552
34	Heartland Financial USA, Inc.	921
32	Hudson Valley Holding Corp.	542
36	Lakeland Bancorp, Inc.	376
17	Lakeland Financial Corp.	472
172	MainSource Financial Group, Inc.	2,311
73	MB Financial, Inc.	1,967
36	Metro Bancorp, Inc. (a)	727
35	MetroCorp Bancshares, Inc.	345
345	OFG Bancorp, (Puerto Rico)	6,244
23	OmniAmerican Bancorp, Inc. (a)	504
29	Pacific Continental Corp.	341
96	PacWest Bancorp	2,927
5	Preferred Bank (a)	88
2	Republic Bancorp, Inc., Class A	34
13	S&T Bancorp, Inc.	263
3	S.Y. Bancorp, Inc.	74
19	Seacoast Banking Corp of Florida (a)	41
11	Sierra Bancorp	155
33	Simmons First National Corp., Class A	864
8	Southside Bancshares, Inc.	196
153	Southwest Bancorp, Inc. (a)	2,018
22	StellarOne Corp.	426
127	Sterling Financial Corp.	3,020
11	Suffolk Bancorp (a)	173
239	Susquehanna Bancshares, Inc.	3,074
34	SVB Financial Group (a)	2,866
270	TCF Financial Corp.	3,829
24	Tompkins Financial Corp.	1,098
53	Tristate Capital Holdings, Inc. (a)	730
88	Trustmark Corp.	2,165
115	UMB Financial Corp.	6,374
45	Umpqua Holdings Corp.	678
115	Union First Market Bankshares Corp.	2,369
2	Univest Corp of Pennsylvania	47
38	Valley National Bancorp	356

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
23	Washington Trust Bancorp, Inc.	662
69	Webster Financial Corp.	1,759
12	West Bancorporation, Inc.	136
47	Westamerica Bancorporation	2,140
252	Wilshire Bancorp, Inc.	1,668

		115,137

	Consumer Finance — 1.4%
170	DFC Global Corp. (a)	2,344
21	Green Dot Corp., Class A (a)	414
67	Nelnet, Inc., Class A	2,429
90	World Acceptance Corp. (a)	7,816

		13,003

	Diversified Financial Services — 0.6%
76	Marlin Business Services Corp.	1,734
172	PHH Corp. (a)	3,513
22	Resource America, Inc., Class A	184

		5,431

	Insurance — 5.0%
407	American Equity Investment Life Holding Co. (m)	6,393
28	American Safety Insurance Holdings Ltd., (Bermuda) (a)	799
36	Arch Capital Group Ltd., (Bermuda) (a)	1,842
64	Argo Group International Holdings Ltd., (Bermuda)	2,716
460	CNO Financial Group, Inc.	5,958
7	Global Indemnity plc, (Ireland) (a)	167
45	Hallmark Financial Services (a)	409
192	Horace Mann Educators Corp.	4,676
62	Meadowbrook Insurance Group, Inc.	496
126	Platinum Underwriters Holdings Ltd., (Bermuda)	7,233
66	Primerica, Inc.	2,482
117	ProAssurance Corp.	6,108
39	StanCorp Financial Group, Inc.	1,932
13	Stewart Information Services Corp.	343
193	Symetra Financial Corp.	3,091

		44,645

	Real Estate Investment Trusts (REITs) — 11.7%
1,452	Anworth Mortgage Asset Corp.	8,133
120	Apartment Investment & Management Co., Class A	3,614
400	Ashford Hospitality Trust, Inc.	4,585
663	Capstead Mortgage Corp.	8,026
256	CBL & Associates Properties, Inc.	5,490
24	Colonial Properties Trust	591
204	Coresite Realty Corp.	6,489

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
336	CubeSmart	5,369
318	CYS Investments, Inc.	2,927
1,166	DCT Industrial Trust, Inc.	8,340
194	DiamondRock Hospitality Co.	1,813
46	EPR Properties	2,307
434	FelCor Lodging Trust, Inc. (a)	2,564
77	First Industrial Realty Trust, Inc.	1,168
38	First Potomac Realty Trust (m)	491
50	Getty Realty Corp.	1,039
40	Home Properties, Inc.	2,628
97	Hospitality Properties Trust	2,557
49	LaSalle Hotel Properties	1,198
166	Lexington Realty Trust	1,936
60	LTC Properties, Inc.	2,355
86	Mission West Properties, Inc. (a) (i)	—
92	Parkway Properties, Inc.	1,545
140	Pennsylvania Real Estate Investment Trust	2,634
186	Potlatch Corp.	7,526
22	PS Business Parks, Inc.	1,573
595	RAIT Financial Trust	4,477
479	Redwood Trust, Inc.	8,146
46	Strategic Hotels & Resorts, Inc. (a)	408
264	Sunstone Hotel Investors, Inc. (a)	3,193
8	Taubman Centers, Inc.	624
36	Washington Real Estate Investment Trust	962

		104,708

	Real Estate Management & Development — 0.3%
16	Alexander & Baldwin, Inc. (a) (m)	620
94	Forestar Group, Inc. (a)	1,880

		2,500

	Thrifts & Mortgage Finance — 1.4%
15	BankFinancial Corp.	127
60	Beneficial Mutual Bancorp, Inc. (a)	500
7	Charter Financial Corp.	69
18	ESB Financial Corp.	223
3	Fox Chase Bancorp, Inc.	50
5	Kearny Financial Corp. (a)	57
34	OceanFirst Financial Corp.	530
212	Ocwen Financial Corp. (a)	8,726
15	PennyMac Financial Services, Inc., Class A (a)	313
59	Rockville Financial, Inc.	774
13	Westfield Financial, Inc.	90
16	WSFS Financial Corp.	823

		12,282

	Total Financials	310,407

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care — 4.3%
		Biotechnology — 1.5%
17		Achillion Pharmaceuticals, Inc. (a) (m)	141
51		Clovis Oncology, Inc. (a)	3,443
28		Durata Therapeutics, Inc. (a)	202
40		Esperion Therapeutics, Inc. (a)	558
162		Insmed, Inc. (a)	1,939
68		InterMune, Inc. (a)	651
339		Lexicon Pharmaceuticals, Inc. (a)	736
2		MiMedx Group, Inc. (a)	13
828		Oncothyreon, Inc. (a)	1,292
374		PDL BioPharma, Inc.	2,887
85		Receptos, Inc. (a)	1,697
—	(h)	Stemline Therapeutics, Inc. (a)	10

			13,569

		Health Care Equipment & Supplies — 0.9%
54		Greatbatch, Inc. (a)	1,761
21		Medical Action Industries, Inc. (a)	160
91		NuVasive, Inc. (a)	2,263
10		Orthofix International N.V., (Netherlands) (a)	258
134		SurModics, Inc. (a)	2,687
95		Symmetry Medical, Inc. (a)	799

			7,928

		Health Care Providers & Services — 1.5%
130		Amedisys, Inc. (a) (m)	1,506
41		Gentiva Health Services, Inc. (a)	407
58		HealthSouth Corp. (a)	1,673
48		Magellan Health Services, Inc. (a)	2,709
102		Molina Healthcare, Inc. (a)	3,800
27		Providence Service Corp. (The) (a)	783
213		Skilled Healthcare Group, Inc., Class A (a)	1,423
55		Triple-S Management Corp., (Puerto Rico), Class B (a)	1,170

			13,471

		Health Care Technology — 0.1%
66		MedAssets, Inc. (a)	1,169

		Life Sciences Tools & Services — 0.1%
129		NanoString Technologies, Inc. (a)	1,034

		Pharmaceuticals — 0.2%
12		Cornerstone Therapeutics, Inc. (a)	99
43		ViroPharma, Inc. (a)	1,221

			1,320

		Total Health Care	38,491

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Industrials — 14.0%
	Aerospace & Defense — 0.7%
27	AAR Corp. (m)	601
5	API Technologies Corp. (a) (m)	15
26	Engility Holdings, Inc. (a)	730
337	GenCorp, Inc. (a)	5,475

		6,821

	Airlines — 1.3%
25	Alaska Air Group, Inc. (a) (m)	1,290
556	Republic Airways Holdings, Inc. (a)	6,301
197	SkyWest, Inc.	2,666
73	U.S. Airways Group, Inc. (a)	1,195

		11,452

	Building Products — 1.0%
193	Gibraltar Industries, Inc. (a)	2,811
149	NCI Building Systems, Inc. (a)	2,278
270	PGT, Inc. (a)	2,344
28	Ply Gem Holdings, Inc. (a)	564
22	Trex Co., Inc. (a)	1,035

		9,032

	Commercial Services & Supplies — 3.2%
11	ABM Industries, Inc. (m)	259
283	ARC Document Solutions, Inc. (a) (m)	1,133
1,150	Cenveo, Inc. (a)	2,449
66	Consolidated Graphics, Inc. (a)	3,103
24	Courier Corp.	348
67	G&K Services, Inc., Class A	3,189
72	HNI Corp.	2,597
307	Quad/Graphics, Inc.	7,407
154	Steelcase, Inc., Class A	2,240
186	United Stationers, Inc.	6,224

		28,949

	Construction & Engineering — 1.3%
93	Argan, Inc.	1,448
86	Comfort Systems USA, Inc.	1,279
187	EMCOR Group, Inc.	7,602
53	Michael Baker Corp.	1,446
27	Orion Marine Group, Inc. (a)	329

		12,104

	Electrical Equipment — 0.3%
144	LSI Industries, Inc.	1,163
28	Powell Industries, Inc. (a)	1,463

		2,626

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 3.2%
58	AGCO Corp. (m)	2,916
3	Ampco-Pittsburgh Corp.	65
174	Briggs & Stratton Corp.	3,439
182	Douglas Dynamics, Inc.	2,366
122	Federal Signal Corp. (a)	1,068
251	FreightCar America, Inc.	4,265
64	Global Brass & Copper Holdings, Inc. (a)	846
45	Hurco Cos., Inc.	1,286
42	Hyster-Yale Materials Handling, Inc.	2,644
79	Kadant, Inc.	2,380
12	Kaydon Corp.	332
4	Lydall, Inc. (a)	65
42	Mueller Industries, Inc.	2,138
180	Mueller Water Products, Inc., Class A	1,242
55	Standex International Corp.	2,885
13	Watts Water Technologies, Inc., Class A	576

		28,513

	Marine — 0.1%
36	International Shipholding Corp.	833

	Professional Services — 0.8%
129	Barrett Business Services, Inc.	6,753
1	CDI Corp.	18
9	VSE Corp.	374

		7,145

	Road & Rail — 1.1%
3	AMERCO (m)	437
69	Arkansas Best Corp.	1,572
30	Celadon Group, Inc.	555
24	Heartland Express, Inc.	336
229	Saia, Inc. (a)	6,858

		9,758

	Trading Companies & Distributors — 1.0%
101	Aircastle Ltd.	1,617
151	Applied Industrial Technologies, Inc.	7,319

		8,936

	Total Industrials	126,169

	Information Technology — 12.8%
	Communications Equipment — 2.0%
324	ARRIS Group, Inc. (a)	4,642
245	Aviat Networks, Inc. (a)	641
43	Bel Fuse, Inc., Class B	579
66	Black Box Corp.	1,666
51	Calix, Inc. (a)	513

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Communications Equipment — Continued
280	Comtech Telecommunications Corp.	7,529
21	Oplink Communications, Inc. (a)	360
139	Symmetricom, Inc. (a)	626
830	Tellabs, Inc.	1,643

		18,199

	Computers & Peripherals — 0.7%
221	Avid Technology, Inc. (a)	1,300
1	Hutchinson Technology, Inc. (a)	4
247	QLogic Corp. (a)	2,365
344	STEC, Inc. (a)	2,315

		5,984

	Electronic Equipment, Instruments & Components — 2.7%
240	Aeroflex Holding Corp. (a) (m)	1,897
62	Agilysys, Inc. (a) (m)	699
11	Anixter International, Inc. (a)	804
31	Audience, Inc. (a)	409
141	Checkpoint Systems, Inc. (a)	1,999
67	Cognex Corp.	3,025
59	Coherent, Inc.	3,233
42	Electro Scientific Industries, Inc.	451
95	Newport Corp. (a)	1,323
64	Park Electrochemical Corp.	1,537
423	Power-One, Inc. (a)	2,675
17	RealD, Inc. (a)	231
35	Richardson Electronics Ltd.	414
49	Tech Data Corp. (a)	2,284
235	TTM Technologies, Inc. (a)	1,974
87	Vishay Intertechnology, Inc. (a)	1,201

		24,156

	Internet Software & Services — 1.7%
170	Digital River, Inc. (a)	3,191
54	Gogo, Inc. (a)	760
384	IntraLinks Holdings, Inc. (a)	2,785
11	Marketo, Inc. (a)	261
53	Monster Worldwide, Inc. (a)	259
89	QuinStreet, Inc. (a)	770
13	Textura Corp. (a)	338
343	Tremor Video, Inc. (a)	3,091
89	WebMD Health Corp. (a)	2,608
64	XO Group, Inc. (a)	716
11	Xoom Corp. (a)	243

		15,022

	IT Services — 1.8%
21	Blackhawk Network Holdings, Inc. (a)	476

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
55	CACI International, Inc., Class A (a)	3,517
108	Convergys Corp.	1,884
147	CSG Systems International, Inc. (a)	3,181
74	Euronet Worldwide, Inc. (a)	2,367
21	EVERTEC, Inc., (Puerto Rico) (a)	464
193	Global Cash Access Holdings, Inc. (a)	1,206
86	Unisys Corp. (a)	1,903
49	Vantiv, Inc., Class A (a)	1,355

		16,353

	Semiconductors & Semiconductor Equipment — 2.8%
407	Advanced Energy Industries, Inc. (a) (m)	7,084
130	Amkor Technology, Inc. (a)	547
57	Brooks Automation, Inc.	558
151	DSP Group, Inc. (a)	1,252
51	Entropic Communications, Inc. (a)	216
63	First Solar, Inc. (a)	2,818
43	GSI Technology, Inc. (a)	271
36	GT Advanced Technologies, Inc. (a)	148
48	Integrated Device Technology, Inc. (a)	384
13	Intermolecular, Inc. (a)	91
40	IXYS Corp.	446
389	LTX-Credence Corp. (a)	2,327
48	Pericom Semiconductor Corp. (a)	341
187	Photronics, Inc. (a)	1,505
52	Rudolph Technologies, Inc. (a)	587
474	Spansion, Inc., Class A (a)	5,929
162	STR Holdings, Inc. (a)	368
28	Supertex, Inc.	662

		25,534

	Software — 1.1%
103	Aspen Technology, Inc. (a)	2,960
78	Cyan, Inc. (a)	814
39	Fair Isaac Corp.	1,792
29	Gigamon, Inc. (a)	799
17	Infoblox, Inc. (a)	489
29	Rosetta Stone, Inc. (a)	427
31	Tableau Software, Inc., Class A (a)	1,712
116	Telenav, Inc. (a)	605

		9,598

	Total Information Technology	114,846

	Materials — 4.9%
	Chemicals — 1.2%
19	Axiall Corp.	818
150	Minerals Technologies, Inc.	6,205

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Chemicals — Continued
143	Tredegar Corp.	3,675

		10,698

	Construction Materials — 0.0% (g)
33	Headwaters, Inc. (a)	293

	Containers & Packaging — 0.5%
386	Graphic Packaging Holding Co. (a)	2,986
101	Myers Industries, Inc.	1,515

		4,501

	Metals & Mining — 1.6%
254	Coeur Mining, Inc. (a)	3,376
9	Olympic Steel, Inc.	217
24	Schnitzer Steel Industries, Inc., Class A	563
32	SunCoke Energy, Inc. (a)	448
21	Walter Energy, Inc.	219
300	Worthington Industries, Inc.	9,523

		14,346

	Paper & Forest Products — 1.6%
41	Buckeye Technologies, Inc.	1,530
39	Domtar Corp., (Canada)	2,567
42	Neenah Paper, Inc.	1,334
244	PH Glatfelter Co.	6,132
160	Resolute Forest Products, Inc., (Canada) (a)	2,104
11	Schweitzer-Mauduit International, Inc.	551

		14,218

	Total Materials	44,056

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.5%
5	Fairpoint Communications, Inc. (a)	39
281	magicJack VocalTec Ltd., (Israel) (a)	3,991
92	Neutral Tandem, Inc.	526
55	Vonage Holdings Corp. (a)	157

		4,713

	Wireless Telecommunication Services — 0.1%
110	Leap Wireless International, Inc. (a)	740
11	USA Mobility, Inc.	152

		892

	Total Telecommunication Services	5,605

	Utilities — 5.9%
	Electric Utilities — 2.4%
182	El Paso Electric Co.	6,419
87	PNM Resources, Inc.	1,932
318	Portland General Electric Co.	9,737

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
31	Unitil Corp.	907
62	UNS Energy Corp.	2,769

		21,764

	Gas Utilities — 1.7%
52	AGL Resources, Inc. (m)	2,228
12	Chesapeake Utilities Corp.	639
158	Laclede Group, Inc. (The)	7,192
2	New Jersey Resources Corp.	87
28	Piedmont Natural Gas Co., Inc.	941
92	Southwest Gas Corp.	4,309

		15,396

	Independent Power Producers & Energy Traders — 0.2%
95	Atlantic Power Corp.	373
60	NRG Energy, Inc.	1,606

		1,979

	Multi-Utilities — 1.4%
211	Avista Corp.	5,696
173	NorthWestern Corp.	6,910

		12,606

	Water Utilities — 0.2%
39	California Water Service Group	767
39	Consolidated Water Co., Ltd., (Cayman Islands)	442

		1,209

	Total Utilities	52,954

	Total Common Stocks (Cost $672,244)	876,559

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,955	U.S. Treasury Note, 0.250%, 11/30/13 (k) (m) (Cost $1,955)	1,956

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
13,786	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $13,786)	13,786

	Total Investments — 99.3% (Cost $687,985)	892,301
	Other Assets in Excess of Liabilities — 0.7%	6,181

	NET ASSETS — 100.0%	$898,482

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
194	E-mini Russell 2000	09/20/13	$18,909	$172

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 13.0%
	Auto Components — 0.6%
14	Cooper Tire & Rubber Co.	474
21	Dana Holding Corp.	397
20	Stoneridge, Inc. (a)	229

		1,100

	Diversified Consumer Services — 0.8%
18	Coinstar, Inc. (a)	1,027
6	Mac-Gray Corp.	84
13	Regis Corp.	218

		1,329

	Hotels, Restaurants & Leisure — 3.5%
19	Ameristar Casinos, Inc.	510
4	Biglari Holdings, Inc. (a)	1,477
7	CEC Entertainment, Inc.	304
3	Domino’s Pizza, Inc.	180
13	Interval Leisure Group, Inc.	265
2	MTR Gaming Group, Inc. (a)	6
13	Red Robin Gourmet Burgers, Inc. (a)	723
27	SeaWorld Entertainment, Inc.	958
5	Six Flags Entertainment Corp.	176
66	Sonic Corp. (a)	964
52	Town Sports International Holdings, Inc.	561

		6,124

	Household Durables — 1.8%
44	American Greetings Corp., Class A	796
11	Blyth, Inc.	157
11	CSS Industries, Inc.	279
15	Leggett & Platt, Inc.	460
19	Lifetime Brands, Inc.	258
2	NACCO Industries, Inc., Class A	126
34	Taylor Morrison Home Corp., Class A (a)	829
9	William Lyon Homes, Class A (a)	222

		3,127

	Internet & Catalog Retail — 0.7%
98	PetMed Express, Inc.	1,236

	Leisure Equipment & Products — 0.1%
8	Brunswick Corp.	249

	Media — 1.3%
13	Entercom Communications Corp., Class A (a)	119
51	Harte-Hanks, Inc.	439
19	Journal Communications, Inc., Class A (a)	145
14	Nexstar Broadcasting Group, Inc., Class A	507
29	Scholastic Corp.	843

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
6	Sinclair Broadcast Group, Inc., Class A	182

		2,235

	Multiline Retail — 1.2%
17	Bon-Ton Stores, Inc. (The)	312
17	Dillard’s, Inc., Class A	1,426
19	Saks, Inc. (a)	261

		1,999

	Specialty Retail — 2.1%
15	ANN, Inc. (a)	505
26	Brown Shoe Co., Inc.	562
1	Children’s Place Retail Stores, Inc. (The) (a)	66
23	Conn’s, Inc. (a)	1,191
3	Express, Inc. (a)	62
98	Office Depot, Inc. (a)	379
3	Rent-A-Center, Inc.	98
52	Stein Mart, Inc.	715
8	Trans World Entertainment Corp.	38

		3,616

	Textiles, Apparel & Luxury Goods — 0.9%
26	Iconix Brand Group, Inc. (a)	770
35	Jones Group, Inc. (The)	477
12	Unifi, Inc. (a)	240

		1,487

	Total Consumer Discretionary	22,502

	Consumer Staples — 4.6%
	Food & Staples Retailing — 1.9%
2	Arden Group, Inc., Class A	232
6	Fairway Group Holdings Corp. (a)	150
794	Rite Aid Corp. (a)	2,271
8	Roundy’s, Inc.	67
96	SUPERVALU, Inc. (a)	600

		3,320

	Food Products — 0.9%
13	B&G Foods, Inc.	439
21	Pinnacle Foods, Inc.	510
7	Sanderson Farms, Inc.	458
5	Seneca Foods Corp., Class A (a)	144

		1,551

	Personal Products — 0.8%
2	Herbalife Ltd., (Cayman Islands)	81
24	Prestige Brands Holdings, Inc. (a)	685
9	USANA Health Sciences, Inc. (a)	615

		1,381

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Tobacco — 1.0%
31		Universal Corp.	1,782

		Total Consumer Staples	8,034

		Energy — 5.2%
		Energy Equipment & Services — 2.3%
117		Cal Dive International, Inc. (a)	221
6		Dawson Geophysical Co. (a)	210
3		Dresser-Rand Group, Inc. (a)	168
2		Dril-Quip, Inc. (a)	180
43		Exterran Holdings, Inc. (a)	1,215
55		Helix Energy Solutions Group, Inc. (a)	1,274
13		ION Geophysical Corp. (a)	78
3		Parker Drilling Co. (a)	14
8		SEACOR Holdings, Inc.	648

			4,008

		Oil, Gas & Consumable Fuels — 2.9%
2		Clayton Williams Energy, Inc. (a)	96
3		Contango Oil & Gas Co.	91
4		CVR Energy, Inc.	171
34		Delek U.S. Holdings, Inc.	967
53		EPL Oil & Gas, Inc. (a)	1,556
23		Equal Energy Ltd., (Canada)	91
—	(h)	Isramco, Inc. (a)	30
31		PetroQuest Energy, Inc. (a)	123
4		REX American Resources Corp. (a)	125
17		Stone Energy Corp. (a)	381
3		Swift Energy Co. (a)	41
39		Vaalco Energy, Inc. (a)	222
56		W&T Offshore, Inc.	803
11		Western Refining, Inc.	300
2		Westmoreland Coal Co. (a)	18

			5,015

		Total Energy	9,023

		Financials — 20.7%
		Capital Markets — 1.0%
8		Arlington Asset Investment Corp., Class A	209
2		Artisan Partners Asset Management, Inc. (a)	105
4		FBR & Co. (a)	88
9		Federated Investors, Inc., Class B	252
68		Investment Technology Group, Inc. (a)	955
2		Janus Capital Group, Inc.	18

			1,627

		Commercial Banks — 6.2%
8		1st Source Corp.	185

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
16	BancFirst Corp.	722
37	BancorpSouth, Inc.	650
8	Banner Corp.	260
13	BBCN Bancorp, Inc.	186
14	Cathay General Bancorp	291
7	Central Pacific Financial Corp. (a)	130
5	Chemical Financial Corp.	138
2	Citizens & Northern Corp.	44
14	City Holding Co.	549
12	CoBiz Financial, Inc.	98
64	CVB Financial Corp.	751
103	First Commonwealth Financial Corp.	757
7	First Financial Bancorp	103
7	First Interstate Bancsystem, Inc.	147
4	First Merchants Corp.	72
25	FNB Corp.	297
8	Heartland Financial USA, Inc.	217
8	MainSource Financial Group, Inc.	113
7	MetroCorp Bancshares, Inc.	67
41	OFG Bancorp, (Puerto Rico)	743
5	OmniAmerican Bancorp, Inc. (a)	115
11	PacWest Bancorp	328
7	Sierra Bancorp	108
10	Simmons First National Corp., Class A	258
33	Southwest Bancorp, Inc. (a)	436
4	StellarOne Corp.	83
21	Suffolk Bancorp (a)	348
23	Susquehanna Bancshares, Inc.	298
4	SVB Financial Group (a)	325
37	TCF Financial Corp.	525
20	Tristate Capital Holdings, Inc. (a)	269
5	UMB Financial Corp.	289
10	Union First Market Bankshares Corp.	208
3	Webster Financial Corp.	80
11	West Bancorporation, Inc.	133
5	Westamerica Bancorporation	215
25	Wilshire Bancorp, Inc.	165

		10,703

	Consumer Finance — 1.7%
38	DFC Global Corp. (a)	525
16	Nelnet, Inc., Class A	588
4	Portfolio Recovery Associates, Inc. (a)	599
15	World Acceptance Corp. (a)	1,296

		3,008

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 0.3%
17	Marlin Business Services Corp.	376
10	PHH Corp. (a)	200

		576

	Insurance — 2.6%
47	American Equity Investment Life Holding Co.	738
4	Aspen Insurance Holdings Ltd., (Bermuda)	145
66	CNO Financial Group, Inc.	860
4	EMC Insurance Group, Inc.	92
4	Global Indemnity plc, (Ireland) (a)	87
13	Meadowbrook Insurance Group, Inc.	104
7	Navigators Group, Inc. (The) (a)	388
15	Platinum Underwriters Holdings Ltd., (Bermuda)	870
8	Primerica, Inc.	314
14	ProAssurance Corp.	704
5	Stewart Information Services Corp.	128

		4,430

	Real Estate Investment Trusts (REITs) — 7.7%
66	Anworth Mortgage Asset Corp.	370
7	Ashford Hospitality Trust, Inc.	79
3	Associated Estates Realty Corp.	43
8	BioMed Realty Trust, Inc.	158
75	Capstead Mortgage Corp.	910
18	CBL & Associates Properties, Inc.	375
52	Coresite Realty Corp.	1,651
5	Cousins Properties, Inc.	48
24	CYS Investments, Inc.	216
36	DCT Industrial Trust, Inc.	260
19	DiamondRock Hospitality Co.	178
8	EastGroup Properties, Inc.	433
11	EPR Properties	543
3	Equity Lifestyle Properties, Inc.	204
8	FelCor Lodging Trust, Inc. (a)	50
6	First Industrial Realty Trust, Inc.	93
16	Franklin Street Properties Corp.	211
9	Home Properties, Inc.	595
17	Hospitality Properties Trust	455
6	Lexington Realty Trust	70
29	LTC Properties, Inc.	1,121
6	Mission West Properties, Inc. (a) (i)	—
6	National Retail Properties, Inc.	203
6	Omega Healthcare Investors, Inc.	177
18	Pennsylvania Real Estate Investment Trust	344
9	Post Properties, Inc.	440
33	Potlatch Corp.	1,335
2	PS Business Parks, Inc.	166

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
43	RAIT Financial Trust	321
33	Ramco-Gershenson Properties Trust	512
50	Redwood Trust, Inc.	845
7	Saul Centers, Inc.	311
22	Strategic Hotels & Resorts, Inc. (a)	197
5	Taubman Centers, Inc.	391

		13,305

	Real Estate Management & Development — 0.1%
6	Alexander & Baldwin, Inc. (a) (m)	238

	Thrifts & Mortgage Finance — 1.1%
5	Astoria Financial Corp.	50
3	BankFinancial Corp.	23
11	Beneficial Mutual Bancorp, Inc. (a)	94
3	Capitol Federal Financial, Inc.	33
2	Nationstar Mortgage Holdings, Inc. (a)	90
12	OceanFirst Financial Corp.	183
31	Ocwen Financial Corp. (a)	1,261
4	PennyMac Financial Services, Inc., Class A (a)	89

		1,823

	Total Financials	35,710

	Health Care — 11.8%
	Biotechnology — 2.6%
50	Achillion Pharmaceuticals, Inc. (a) (m)	408
6	Alkermes plc, (Ireland) (a)	178
84	Amicus Therapeutics, Inc. (a)	196
5	ArQule, Inc. (a)	11
4	Bluebird Bio, Inc. (a)	92
31	ChemoCentryx, Inc. (a)	437
17	Chimerix, Inc. (a)	400
1	Cytokinetics, Inc. (a)	8
28	Dynavax Technologies Corp. (a)	31
10	Esperion Therapeutics, Inc. (a)	138
46	Merrimack Pharmaceuticals, Inc. (a)	307
33	Neurocrine Biosciences, Inc. (a)	439
140	Oncothyreon, Inc. (a)	218
62	Orexigen Therapeutics, Inc. (a)	365
6	PTC Therapeutics, Inc. (a)	86
146	Threshold Pharmaceuticals, Inc. (a)	770
46	Trius Therapeutics, Inc. (a)	377

		4,461

	Health Care Equipment & Supplies — 2.3%
16	Accuray, Inc. (a) (m)	92
33	CONMED Corp.	1,015
4	Cyberonics, Inc. (a)	213

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Health Care Equipment & Supplies — Continued
21		Greatbatch, Inc. (a)	679
36		Invacare Corp.	520
20		Medical Action Industries, Inc. (a)	150
11		NuVasive, Inc. (a)	278
4		Orthofix International N.V., (Netherlands) (a)	105
43		SurModics, Inc. (a)	858

			3,910

		Health Care Providers & Services — 2.1%
9		Addus HomeCare Corp. (a)	170
25		Amedisys, Inc. (a)	289
8		Centene Corp. (a)	414
16		Cross Country Healthcare, Inc. (a)	82
43		Gentiva Health Services, Inc. (a)	433
3		HealthSouth Corp. (a)	95
2		Magellan Health Services, Inc. (a)	118
23		Molina Healthcare, Inc. (a)	866
17		Owens & Minor, Inc.	562
12		Providence Service Corp. (The) (a)	352
28		Select Medical Holdings Corp.	229

			3,610

		Health Care Technology — 0.4%
44		MedAssets, Inc. (a)	783

		Life Sciences Tools & Services — 0.8%
19		Cambrex Corp. (a)	259
—	(h)	Mettler-Toledo International, Inc. (a)	60
26		NanoString Technologies, Inc. (a)	208
19		PAREXEL International Corp. (a)	882

			1,409

		Pharmaceuticals — 3.6%
20		Aratana Therapeutics, Inc. (a)	147
41		BioDelivery Sciences International, Inc. (a)	168
16		Cornerstone Therapeutics, Inc. (a)	126
3		Jazz Pharmaceuticals plc, (Ireland) (a)	179
44		Nektar Therapeutics (a)	502
14		Pacira Pharmaceuticals, Inc. (a)	403
52		Questcor Pharmaceuticals, Inc.	2,350
15		Repros Therapeutics, Inc. (a)	277
79		Sciclone Pharmaceuticals, Inc. (a)	394
3		Transcept Pharmaceuticals, Inc. (a)	10
58		ViroPharma, Inc. (a)	1,668

			6,224

		Total Health Care	20,397

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 15.8%
	Aerospace & Defense — 1.5%
10	AAR Corp. (m)	222
63	GenCorp, Inc. (a)	1,024
160	Taser International, Inc. (a)	1,362

		2,608

	Air Freight & Logistics — 0.1%
4	Park-Ohio Holdings Corp. (a)	132

	Airlines — 1.6%
16	Alaska Air Group, Inc. (a) (m)	842
154	Republic Airways Holdings, Inc. (a)	1,745
7	U.S. Airways Group, Inc. (a)	112

		2,699

	Building Products — 0.9%
5	A.O. Smith Corp.	171
52	Gibraltar Industries, Inc. (a)	753
4	Nortek, Inc. (a)	264
6	Ply Gem Holdings, Inc. (a)	114
5	Trex Co., Inc. (a)	247

		1,549

	Commercial Services & Supplies — 3.3%
142	ARC Document Solutions, Inc. (a) (m)	567
6	Consolidated Graphics, Inc. (a)	292
38	Courier Corp.	537
19	Deluxe Corp.	641
8	G&K Services, Inc., Class A	367
25	Intersections, Inc.	218
48	Quad/Graphics, Inc.	1,151
2	Standard Parking Corp. (a)	34
7	Steelcase, Inc., Class A	105
53	United Stationers, Inc.	1,765

		5,677

	Construction & Engineering — 1.4%
18	Argan, Inc.	277
37	EMCOR Group, Inc.	1,504
7	MasTec, Inc. (a)	214
6	Michael Baker Corp.	152
25	Orion Marine Group, Inc. (a)	300

		2,447

	Electrical Equipment — 0.7%
11	Acuity Brands, Inc. (m)	808
15	Coleman Cable, Inc.	263
5	SolarCity Corp. (a)	185

		1,256

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Machinery — 2.8%
5		Alamo Group, Inc. (m)	212
2		Ampco-Pittsburgh Corp.	45
29		Douglas Dynamics, Inc.	374
54		FreightCar America, Inc.	923
14		Global Brass & Copper Holdings, Inc. (a)	185
7		Hurco Cos., Inc.	201
4		Hyster-Yale Materials Handling, Inc.	232
16		Kadant, Inc.	483
17		Mueller Industries, Inc.	868
4		Nordson Corp.	298
13		Standex International Corp.	659
1		Watts Water Technologies, Inc., Class A	36
37		Xerium Technologies, Inc. (a)	375

			4,891

		Marine — 0.0% (g)
—	(h)	Rand Logistics, Inc. (a)	1

		Professional Services — 1.3%
36		Barrett Business Services, Inc.	1,892
8		VSE Corp.	337

			2,229

		Road & Rail — 1.7%
1		AMERCO	81
12		Arkansas Best Corp.	278
6		Avis Budget Group, Inc. (a)	172
5		Celadon Group, Inc.	95
8		Con-way, Inc.	300
18		Heartland Express, Inc.	244
45		Saia, Inc. (a)	1,358
22		Swift Transportation Co. (a)	367

			2,895

		Trading Companies & Distributors — 0.5%
18		Aircastle Ltd.	282
13		Applied Industrial Technologies, Inc.	604

			886

		Total Industrials	27,270

		Information Technology — 17.6%
		Communications Equipment — 3.3%
3		Alliance Fiber Optic Products, Inc.	64
61		ARRIS Group, Inc. (a)	877
30		Aviat Networks, Inc. (a)	79
65		Comtech Telecommunications Corp.	1,756
47		InterDigital, Inc.	2,107
1		Plantronics, Inc.	35

SHARES		SECURITY DESCRIPTION	VALUE($)

		Communications Equipment — Continued
48		Ubiquiti Networks, Inc.	843

			5,761

		Computers & Peripherals — 0.1%
11		Avid Technology, Inc. (a)	62
—	(h)	Hutchinson Technology, Inc. (a)	1
10		QLogic Corp. (a)	99

			162

		Electronic Equipment, Instruments & Components — 1.7%
31		Aeroflex Holding Corp. (a) (m)	242
8		Audience, Inc. (a)	106
35		Benchmark Electronics, Inc. (a)	704
13		Checkpoint Systems, Inc. (a)	179
17		Coherent, Inc.	909
25		Newport Corp. (a)	352
4		RealD, Inc. (a)	58
6		TTM Technologies, Inc. (a)	53
18		Vishay Intertechnology, Inc. (a)	244

			2,847

		Internet Software & Services — 3.2%
72		Digital River, Inc. (a)	1,348
10		Gogo, Inc. (a)	141
35		IntraLinks Holdings, Inc. (a)	256
4		Marketo, Inc. (a)	92
27		Millennial Media, Inc. (a)	239
204		Monster Worldwide, Inc. (a)	1,002
12		Move, Inc. (a)	150
30		QuinStreet, Inc. (a)	255
6		Textura Corp. (a)	161
116		Tremor Video, Inc. (a)	1,046
24		WebMD Health Corp. (a)	711
2		Xoom Corp. (a)	48

			5,449

		IT Services — 1.9%
5		Blackhawk Network Holdings, Inc. (a)	109
17		CACI International, Inc., Class A (a)	1,105
36		CSG Systems International, Inc. (a)	788
5		EVERTEC, Inc., (Puerto Rico) (a)	103
44		Hackett Group, Inc. (The)	226
11		Heartland Payment Systems, Inc.	402
8		Unisys Corp. (a)	170
9		Vantiv, Inc., Class A (a)	248
9		VeriFone Systems, Inc. (a)	149

			3,300

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 3.8%
103	Advanced Energy Industries, Inc. (a) (m)	1,799
12	DSP Group, Inc. (a)	101
11	First Solar, Inc. (a)	483
121	LSI Corp. (a)	866
38	Micrel, Inc.	378
40	Photronics, Inc. (a)	319
230	PLX Technology, Inc. (a)	1,093
40	RF Micro Devices, Inc. (a)	212
13	Rudolph Technologies, Inc. (a)	143
44	STR Holdings, Inc. (a)	100
8	SunPower Corp. (a)	162
89	TriQuint Semiconductor, Inc. (a)	614
57	Ultra Clean Holdings (a)	344

		6,614

	Software — 3.6%
37	Aspen Technology, Inc. (a)	1,065
20	Cyan, Inc. (a)	206
8	Fair Isaac Corp.	353
8	Gigamon, Inc. (a)	215
29	Manhattan Associates, Inc. (a)	2,230
23	Monotype Imaging Holdings, Inc.	574
24	Pegasystems, Inc.	788
7	Tableau Software, Inc., Class A (a)	399
31	Telenav, Inc. (a)	161
11	TIBCO Software, Inc. (a)	240

		6,231

	Total Information Technology	30,364

	Materials — 5.0%
	Chemicals — 1.7%
7	Axiall Corp.	292
46	Minerals Technologies, Inc.	1,897
11	OM Group, Inc. (a)	338
17	Tredegar Corp.	445

		2,972

	Construction Materials — 0.6%
107	Headwaters, Inc. (a)	947

	Containers & Packaging — 0.6%
106	Graphic Packaging Holding Co. (a)	820
19	Myers Industries, Inc.	291

		1,111

	Metals & Mining — 1.0%
15	Coeur Mining, Inc. (a)	203
46	Worthington Industries, Inc.	1,443

		1,646

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 1.1%
12	Buckeye Technologies, Inc.	452
4	Domtar Corp., (Canada)	259
33	PH Glatfelter Co.	815
32	Resolute Forest Products, Inc., (Canada) (a)	423

		1,949

	Total Materials	8,625

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.8%
21	Fairpoint Communications, Inc. (a)	171
79	magicJack VocalTec Ltd., (Israel) (a)	1,120
16	Neutral Tandem, Inc.	93

		1,384

	Wireless Telecommunication Services — 0.2%
35	NII Holdings, Inc. (a)	234
2	NTELOS Holdings Corp.	26

		260

	Total Telecommunication Services	1,644

	Utilities — 3.0%
	Electric Utilities — 1.3%
17	El Paso Electric Co.	607
15	PNM Resources, Inc.	328
31	Portland General Electric Co.	936
8	UNS Energy Corp.	345

		2,216

	Gas Utilities — 0.9%
7	AGL Resources, Inc. (m)	294
10	Laclede Group, Inc. (The)	466
11	Piedmont Natural Gas Co., Inc.	361
8	Southwest Gas Corp.	360

		1,481

	Multi-Utilities — 0.8%
36	NorthWestern Corp.	1,452

	Total Utilities	5,149

	Total Common Stocks (Cost $140,337)	168,718

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
165	U.S. Treasury Note, 0.250%, 11/30/13 (k) (Cost $165)	165

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.6%
	Investment Company — 2.6%
4,514	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $4,514)	4,514

	Total Investments — 100.4% (Cost $145,016)	173,397
	Liabilities in Excess of Other Assets — (0.4)%	(688)

	NET ASSETS — 100.0%	$172,709

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
32	E-mini Russell 2000	09/20/13	$3,119	$30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$506,453		$506,768		$2,620,155
Investments in affiliates, at value	9,373		13,324		43,071

Total investment securities, at value	515,826		520,092		2,663,226
Receivables:
Investment securities sold	6,404		14,656		43,991
Fund shares sold	1,886		515		4,563
Interest and dividends from non-affiliates	245		899		3,213
Dividends from affiliates	—	(a)	—	(a)	416
Due from Advisor	—		38		—

Total Assets	524,361		536,200		2,715,409

LIABILITIES:
Payables:
Investment securities purchased	2,858		13,633		2,422
Fund shares redeemed	1,097		55		13,341
Variation margin on futures contracts	—		6		—
Accrued liabilities:
Investment advisory fees	272		—		1,403
Administration fees	35		—	(a)	—
Shareholder servicing fees	72		—		339
Distribution fees	50		—		173
Custodian and accounting fees	11		12		27
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	2
Other	192		199		877

Total Liabilities	4,587		13,905		18,584

Net Assets	$519,774		$522,295		$2,696,825

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$397,434	$375,557	$1,736,687
Accumulated undistributed (distributions in excess of) net investment income	(1,915)	1,795	4,114
Accumulated net realized gains (losses)	15,156	2,816	65,184
Net unrealized appreciation (depreciation)	109,099	142,127	890,840

Total Net Assets	$519,774	$522,295	$2,696,825

Net Assets:
Class A	$77,408	$—	$696,784
Class B	793	—	8,264
Class C	54,171	—	37,039
Class R2	—	—	4,909
Class R5	—	—	814,942
Select Class	387,402	522,295	1,134,887

Total	$519,774	$522,295	$2,696,825

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,351	—	17,446
Class B	39	—	249
Class C	2,675	—	1,120
Class R2	—	—	124
Class R5	—	—	18,432
Select Class	15,686	10,857	25,710

Net Asset Value (a):
Class A — Redemption price per share	$23.10	$—	$39.94
Class B — Offering price per share (b)	20.29	—	33.16
Class C — Offering price per share (b)	20.25	—	33.06
Class R2 — Offering and redemption price per share	—	—	39.52
Class R5 — Offering and redemption price per share	—	—	44.21
Select Class — Offering and redemption price per share	24.70	48.11	44.14
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.38	$—	$42.15

Cost of investments in non-affiliates	$397,354	$364,843	$1,729,315
Cost of investments in affiliates	9,373	13,324	43,071

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$915,045		$878,515		$168,883
Investments in affiliates, at value	14,084		13,786		4,514

Total investment securities, at value	929,129		892,301		173,397
Cash	—		—		651
Deposits at broker for futures contracts	—		—		240
Receivables:
Investment securities sold	11,579		29,862		6,449
Fund shares sold	1,392		2,085		714
Interest and dividends from non-affiliates	442		2,330		168
Dividends from affiliates	1		1		—	(a)
Variation margin on futures contracts	—		5		—

Total Assets	942,543		926,584		181,619

LIABILITIES:
Payables:
Due to custodian	—	(a)	—		—
Dividends	—		473		—
Investment securities purchased	5,153		25,164		8,437
Fund shares redeemed	4,513		1,495		298
Variation margin on futures contracts	—		—		5
Accrued liabilities:
Investment advisory fees	456		491		65
Administration fees	—		20		—
Shareholder servicing fees	111		84		27
Distribution fees	80		101		15
Custodian and accounting fees	12		16		24
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)	—	(a)
Other	298		258		39

Total Liabilities	10,625		28,102		8,910

Net Assets	$931,918		$898,482		$172,709

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$668,500	$708,364	$146,787
Accumulated undistributed (distributions in excess of) net investment income	(2,896)	(1,062)	255
Accumulated net realized gains (losses)	49,670	(13,308)	(2,744)
Net unrealized appreciation (depreciation)	216,644	204,488	28,411

Total Net Assets	$931,918	$898,482	$172,709

Net Assets:
Class A	$249,986	$332,177	$49,607
Class B	3,005	3,762	—
Class C	25,415	41,108	6,972
Class R2	26,561	15,500	1,744
Class R5	—	32,304	—
Class R6	248,415	207,613	17,232
Institutional Class	230,458	—	30,226
Select Class	148,078	266,018	66,928

Total	$931,918	$898,482	$172,709

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,228	13,975	3,768
Class B	290	180	—
Class C	2,339	1,983	540
Class R2	2,069	654	133
Class R5	—	1,300	—
Class R6	17,743	8,348	1,291
Institutional Class	16,504	—	2,265
Select Class	10,758	10,703	5,006

Net Asset Value (a):
Class A — Redemption price per share	$13.00	$23.77	$13.17
Class B — Offering price per share (b)	10.35	20.92	—
Class C — Offering price per share (b)	10.87	20.73	12.91
Class R2 — Offering and redemption price per share	12.84	23.67	13.09
Class R5 — Offering and redemption price per share	—	24.85	—
Class R6 — Offering and redemption price per share	14.00	24.87	13.35
Institutional Class — Offering and redemption price per share	13.96	—	13.35
Select Class — Offering and redemption price per share	13.77	24.86	13.37
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.72	$25.09	$13.90

Cost of investments in non-affiliates	$698,401	$674,199	$140,502
Cost of investments in affiliates	14,084	13,786	4,514

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—
Interest income from affiliates	1	—	—
Dividend income from non-affiliates	3,062	7,417	52,010
Dividend income from affiliates	7	9	63
Income from securities lending (net)	4	2	—

Total investment income	3,074	7,430	52,073

EXPENSES:
Investment advisory fees	2,627	2,957	16,431
Administration fees	344	387	2,154
Distribution fees:
Class A	173	—	1,591
Class B	7	—	70
Class C	381	—	268
Class R2	—	—	27
Shareholder servicing fees:
Class A	173	—	1,591
Class B	2	—	23
Class C	127	—	89
Class R2	—	—	14
Class R5	—	—	356
Select Class	708	1,137	2,820
Custodian and accounting fees	40	33	102
Interest expense to affiliates	1	—	—	(a)
Professional fees	49	46	71
Trustees’ and Chief Compliance Officer’s fees	2	5	29
Printing and mailing costs	94	50	242
Registration and filing fees	52	18	82
Transfer agent fees	598	783	3,295
Other	11	6	31

Total expenses	5,389	5,422	29,286

Less amounts waived	(281)	(1,697)	(3,288)
Less earnings credits	—	—	—	(a)
Less expense reimbursements	—	(103)	—

Net expenses	5,108	3,622	25,998

Net investment income (loss)	(2,034)	3,808	26,075

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	36,792	52,946	165,490
Futures	—	2,239	—

Net realized gain (loss)	36,792	55,185	165,490

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	65,852	57,804	335,447
Futures	—	(231)	—

Change in net unrealized appreciation/depreciation	65,852	57,573	335,447

Net realized/unrealized gains (losses)	102,644	112,758	500,937

Change in net assets resulting from operations	$100,610	$116,566	$527,012

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013 (continued)

(Amounts in thousands)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$4	$— (a)
Dividend income from non-affiliates	6,142	15,963	1,696
Dividend income from affiliates	12	18	3
Income from securities lending (net)	4	2	1

Total investment income	6,158	15,987	1,700

EXPENSES:
Investment advisory fees	5,377	4,731	627
Administration fees	705	619	89
Distribution fees:
Class A	577	611	55
Class B	24	29	—
Class C	178	253	26
Class R2	118	50	3
Shareholder servicing fees:
Class A	577	611	55
Class B	8	10	—
Class C	59	84	9
Class R2	59	25	1
Class R5	—	11	—
Institutional Class	223	—	14
Select Class	331	596	123
Custodian and accounting fees	50	75	71
Professional fees	54	54	48
Trustees’ and Chief Compliance Officer’s fees	1	7	1
Printing and mailing costs	83	88	15
Registration and filing fees	96	80	69
Transfer agent fees	1,234	822	67
Other	28	22	11

Total expenses	9,782	8,778	1,284

Less amounts waived	(1,447)	(820)	(215)

Net expenses	8,335	7,958	1,069

Net investment income (loss)	(2,177)	8,029	631

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	86,555	42,009	5,930
Futures	—	5,217	561

Net realized gain (loss)	86,555	47,226	6,491

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	124,133	126,152	18,070
Futures	—	(408)	(38)

Change in net unrealized appreciation/depreciation	124,133	125,744	18,032

Net realized/unrealized gains (losses)	210,688	172,970	24,523

Change in net assets resulting from operations	$208,511	$180,999	$25,154

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,034)	$(2,013)	$3,808	$2,544
Net realized gain (loss)	36,792	12,478	55,185	14,478
Change in net unrealized appreciation/depreciation	65,852	(36,437)	57,573	(37,850)

Change in net assets resulting from operations	100,610	(25,972)	116,566	(20,828)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(2,519)	—	—	—
Class B
From net realized gains	(39)	—	—	—
Class C
From net realized gains	(2,102)	—	—	—
Select Class
From net investment income	—	—	(4,488)	(2,078)
From net realized gains	(9,120)	—	—	—

Total distributions to shareholders	(13,780)	—	(4,488)	(2,078)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	96,943	(14,401)	3,627	(120,034)

NET ASSETS:
Change in net assets	183,773	(40,373)	115,705	(142,940)
Beginning of period	336,001	376,374	406,590	549,530

End of period	$519,774	$336,001	$522,295	$406,590

Accumulated undistributed (distributions in excess of) net investment income	$(1,915)	$(1,196)	$1,795	$2,422

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,075	$10,984	$(2,177)	$(1,885)
Net realized gain (loss)	165,490	126,071	86,555	33,713
Change in net unrealized appreciation/depreciation	335,447	(59,698)	124,133	(76,118)

Change in net assets resulting from operations	527,012	77,357	208,511	(44,290)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,332)	(1,784)	—	—
From net realized gains	(54,507)	(29,961)	(18,796)	(4,635)
Class B
From net investment income	(65)	—	—	—
From net realized gains	(953)	(645)	(333)	(107)
Class C
From net investment income	(285)	—	—	—
From net realized gains	(3,639)	(2,059)	(2,309)	(598)
Class R2
From net investment income	(40)	(6)	—	—
From net realized gains	(478)	(264)	(1,927)	(408)
Class R5
From net investment income	(8,958)	(4,589)	—	—
From net realized gains	(52,088)	(27,407)	—	—
Class R6
From net realized gains	—	—	(13,119)	(2,268)
Institutional Class
From net realized gains	—	—	(17,399)	(4,220)
Select Class
From net investment income	(12,603)	(5,722)	—	—
From net realized gains	(88,266)	(48,444)	(10,618)	(2,322)

Total distributions to shareholders	(228,214)	(120,881)	(64,501)	(14,558)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(44,004)	(39,038)	(33,612)	134,888

NET ASSETS:
Change in net assets	254,794	(82,562)	110,398	76,040
Beginning of period	2,442,031	2,524,593	821,520	745,480

End of period	$2,696,825	$2,442,031	$931,918	$821,520

Accumulated undistributed (distributions in excess of) net investment income	$4,114	$6,322	$(2,896)	$(1,501)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,029	$5,239	$631	$311
Net realized gain (loss)	47,226	8,625	6,491	(2,684)
Change in net unrealized appreciation/depreciation	125,744	(10,600)	18,032	(1,183)

Change in net assets resulting from operations	180,999	3,264	25,154	(3,556)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,867)	(1,662)	(99)	—
Class B
From net investment income	(26)	(19)	—	—
Class C
From net investment income	(269)	(136)	(11)	—
Class R2 (a)
From net investment income	(97)	(41)	— (b)	— (b)
Class R5
From net investment income	(323)	(157)	—	—
Class R6 (a)
From net investment income	(2,410)	(1,736)	(137)	— (b)
Institutional Class
From net investment income	—	—	(90)	(59)
Select Class
From net investment income	(2,935)	(2,049)	(295)	(108)

Total distributions to shareholders	(8,927)	(5,800)	(632)	(167)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	109,344	47,225	78,228	4,531

NET ASSETS:
Change in net assets	281,416	44,689	102,750	808
Beginning of period	617,066	572,377	69,959	69,151

End of period	$898,482	$617,066	$172,709	$69,959

Accumulated undistributed (distributions in excess of) net investment income	$(1,062)	$(638)	$255	$283

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,767	$41,460	$—	$—
Distributions reinvested	1,796	—	—	—
Cost of shares redeemed	(23,718)	(122,824)	—	—

Change in net assets resulting from Class A capital transactions	$(2,155)	$(81,364)	$—	$—

Class B
Proceeds from shares issued	$8	$3	$—	$—
Distributions reinvested	35	—	—	—
Cost of shares redeemed	(479)	(653)	—	—

Change in net assets resulting from Class B capital transactions	$(436)	$(650)	$—	$—

Class C
Proceeds from shares issued	$13,062	$17,007	$—	$—
Distributions reinvested	231	—	—	—
Cost of shares redeemed	(19,369)	(26,284)	—	—

Change in net assets resulting from Class C capital transactions	$(6,076)	$(9,277)	$—	$—

Select Class
Proceeds from shares issued	$174,453	$154,205	$44,658	$25,529
Distributions reinvested	8,987	—	4,252	1,948
Cost of shares redeemed	(77,830)	(77,315)	(45,283)	(147,511)

Change in net assets resulting from Select Class capital transactions	$105,610	$76,890	$3,627	$(120,034)

Total change in net assets resulting from capital transactions	$96,943	$(14,401)	$3,627	$(120,034)

SHARE TRANSACTIONS:
Class A
Issued	959	2,340	—	—
Reinvested	96	—	—	—
Redeemed	(1,155)	(6,774)	—	—

Change in Class A Shares	(100)	(4,434)	—	—

Class B
Issued	1	— (a)	—	—
Reinvested	2	—	—	—
Redeemed	(27)	(41)	—	—

Change in Class B Shares	(24)	(41)	—	—

Class C
Issued	734	1,047	—	—
Reinvested	14	—	—	—
Redeemed	(1,079)	(1,617)	—	—

Change in Class C Shares	(331)	(570)	—	—

Select Class
Issued	7,839	7,902	995	697
Reinvested	447	—	104	57
Redeemed	(3,580)	(3,977)	(1,072)	(3,858)

Change in Select Class Shares	4,706	3,925	27	(3,104)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$161,823	$157,234	$46,904	$69,558
Distributions reinvested	53,154	27,278	18,018	4,447
Cost of shares redeemed	(205,174)	(245,335)	(73,629)	(101,851)

Change in net assets resulting from Class A capital transactions	$9,803	$(60,823)	$(8,707)	$(27,846)

Class B
Proceeds from shares issued	$53	$153	$143	$141
Distributions reinvested	947	586	276	93
Cost of shares redeemed	(3,625)	(3,284)	(1,529)	(2,023)

Change in net assets resulting from Class B capital transactions	$(2,625)	$(2,545)	$(1,110)	$(1,789)

Class C
Proceeds from shares issued	$2,901	$2,701	$2,220	$3,039
Distributions reinvested	3,051	1,591	1,897	488
Cost of shares redeemed	(7,195)	(7,520)	(5,854)	(8,525)

Change in net assets resulting from Class C capital transactions	$(1,243)	$(3,228)	$(1,737)	$(4,998)

Class R2
Proceeds from shares issued	$2,486	$2,320	$5,964	$10,502
Distributions reinvested	238	114	1,827	377
Cost of shares redeemed	(4,016)	(1,956)	(7,599)	(3,289)

Change in net assets resulting from Class R2 capital transactions	$(1,292)	$478	$192	$7,590

Class R5
Proceeds from shares issued	$242,098	$220,906	$—	$—
Distributions reinvested	58,492	30,874	—	—
Cost of shares redeemed	(270,542)	(127,695)	—	—

Change in net assets resulting from Class R5 capital transactions	$30,048	$124,085	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$66,621	$130,056
Distributions reinvested	—	—	13,119	2,269
Cost of shares redeemed	—	—	(68,638)	(8,891)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$11,102	$123,434

Institutional Class
Proceeds from shares issued	$—	$—	$59,220	$106,591
Distributions reinvested	—	—	15,569	3,608
Cost of shares redeemed	—	—	(109,142)	(77,557)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(34,353)	$32,642

Select Class
Proceeds from shares issued	$381,057	$287,957	$36,031	$50,639
Distributions reinvested	89,504	47,121	8,954	1,909
Cost of shares redeemed	(549,256)	(432,083)	(43,984)	(46,693)

Change in net assets resulting from Select Class capital transactions	$(78,695)	$(97,005)	$1,001	$5,855

Total change in net assets resulting from capital transactions	$(44,004)	$(39,038)	$(33,612)	$134,888

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	4,277	4,564	3,976	6,342
Reinvested	1,546	849	1,704	436
Redeemed	(5,554)	(7,273)	(6,214)	(9,342)

Change in Class A Shares	269	(1,860)	(534)	(2,564)

Class B
Issued	2	5	14	16
Reinvested	33	22	33	11
Redeemed	(115)	(112)	(163)	(223)

Change in Class B Shares	(80)	(85)	(116)	(196)

Class C
Issued	94	92	228	320
Reinvested	107	59	214	56
Redeemed	(230)	(257)	(595)	(905)

Change in Class C Shares	(29)	(106)	(153)	(529)

Class R2
Issued	66	70	518	977
Reinvested	7	4	175	37
Redeemed	(106)	(57)	(665)	(306)

Change in Class R2 Shares	(33)	17	28	708

Class R5
Issued	5,779	5,986	—	—
Reinvested	1,535	874	—	—
Redeemed	(6,521)	(3,399)	—	—

Change in Class R5 Shares	793	3,461	—	—

Class R6
Issued	—	—	5,288	11,045
Reinvested	—	—	1,156	210
Redeemed	—	—	(5,654)	(783)

Change in Class R6 Shares	—	—	790	10,472

Institutional Class
Issued	—	—	4,672	9,441
Reinvested	—	—	1,374	334
Redeemed	—	—	(8,706)	(6,770)

Change in Institutional Class Shares	—	—	(2,660)	3,005

Select Class
Issued	9,223	7,666	2,935	4,414
Reinvested	2,355	1,338	801	178
Redeemed	(13,183)	(11,713)	(3,567)	(4,096)

Change in Select Class Shares	(1,605)	(2,709)	169	496

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$151,702	$64,696	$44,054	$7,833
Distributions reinvested	2,758	1,559	84	—
Cost of shares redeemed	(66,421)	(80,683)	(7,813)	(10,500)

Change in net assets resulting from Class A capital transactions	$88,039	$(14,428)	$36,325	$(2,667)

Class B
Proceeds from shares issued	$65	$60	$—	$—
Distributions reinvested	25	17	—	—
Cost of shares redeemed	(1,168)	(2,513)	—	—

Change in net assets resulting from Class B capital transactions	$(1,078)	$(2,436)	$—	$—

Class C
Proceeds from shares issued	$11,253	$6,277	$5,881	$597
Distributions reinvested	232	116	9	—
Cost of shares redeemed	(7,039)	(8,373)	(975)	(505)

Change in net assets resulting from Class C capital transactions	$4,446	$(1,980)	$4,915	$92

Class R2 (a)
Proceeds from shares issued	$9,668	$2,994	$1,677	$50
Distributions reinvested	88	38	— (b)	— (b)
Cost of shares redeemed	(3,260)	(2,261)	(93)	—

Change in net assets resulting from Class R2 capital transactions	$6,496	$771	$1,584	$50

Class R5
Proceeds from shares issued	$23,814	$6,690	$—	$—
Distributions reinvested	38	4	—	—
Cost of shares redeemed	(12,450)	(22,164)	—	—

Change in net assets resulting from Class R5 capital transactions	$11,402	$(15,470)	$—	$—

Class R6 (a)
Proceeds from shares issued	$38,682	$79,242	$1,911	$13,638
Distributions reinvested	2,410	1,736	137	— (b)
Cost of shares redeemed	(54,454)	5,770	(1,549)	(260)

Change in net assets resulting from Class R6 capital transactions	$(13,362)	$75,208	$499	$13,378

Institutional Class
Proceeds from shares issued	$—	$—	$31,733	$6,490
Distributions reinvested	—	—	89	59
Cost of shares redeemed	—	—	(13,968)	(17,366)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$17,854	$(10,817)

Select Class
Proceeds from shares issued	$101,704	$54,314	$24,841	$15,804
Distributions reinvested	1,569	905	236	88
Cost of shares redeemed	(89,872)	(49,659)	(8,026)	(11,397)

Change in net assets resulting from Select Class capital transactions	$13,401	$5,560	$17,051	$4,495

Total change in net assets resulting from capital transactions	$109,344	$47,225	$78,228	$4,531

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	7,097	3,659	3,627	803
Reinvested	124	89	7	—
Redeemed	(3,110)	(4,528)	(682)	(1,142)

Change in Class A Shares	4,111	(780)	2,952	(339)

Class B
Issued	5	3	—	—
Reinvested	1	1	—	—
Redeemed	(63)	(161)	—	—

Change in Class B Shares	(57)	(157)	—	—

Class C
Issued	594	402	496	63
Reinvested	12	7	1	—
Redeemed	(381)	(550)	(80)	(52)

Change in Class C Shares	225	(141)	417	11

Class R2 (a)
Issued	437	170	135	5
Reinvested	4	2	— (b)	— (b)
Redeemed	(149)	(131)	(7)	—

Change in Class R2 Shares	292	41	128	5

Class R5
Issued	1,043	359	—	—
Reinvested	2	— (b)	—	—
Redeemed	(545)	(1,168)	—	—

Change in Class R5 Shares	500	(809)	—	—

Class R6 (a)
Issued	1,686	4,227	161	1,267
Reinvested	104	94	12	— (b)
Redeemed	(2,672)	(307)	(125)	(24)

Change in Class R6 Shares	(882)	4,014	48	1,243

Institutional Class
Issued	—	—	2,505	615
Reinvested	—	—	8	6
Redeemed	—	—	(1,144)	(1,657)

Change in Institutional Class Shares	—	—	1,369	(1,036)

Select Class
Issued	4,528	3,087	2,020	1,545
Reinvested	67	49	21	9
Redeemed	(3,905)	(2,739)	(666)	(1,169)

Change in Select Class Shares	690	397	1,375	385

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2013	$18.83	$(0.14	)(d)(e)	$5.17	$5.03	$(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(d)(f)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(d)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(d)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(d)	(4.65)	(4.76)	—

Class B
Year Ended June 30, 2013	16.71	(0.22	)(d)(e)	4.56	4.34	(0.76)
Year Ended June 30, 2012	18.01	(0.20	)(d)(f)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(d)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(d)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(d)	(4.23)	(4.39)	—

Class C
Year Ended June 30, 2013	16.68	(0.22	)(d)(e)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(d)(f)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(d)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(d)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(d)	(4.22)	(4.38)	—

Select Class
Year Ended June 30, 2013	20.02	(0.07	)(d)(e)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(d)(f)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(d)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(d)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(d)	(4.88)	(4.94)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27), $(0.27) and $(0.14) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.53)%, (1.51)% and (0.64)% for Class A, Class B, Class C and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.10	27.61%	$77,408	1.44%	(0.70	)%(e)	1.44%	65%
18.83	(6.78)	64,997	1.47	(0.72	)(f)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120
11.89	(28.59)	51,434	1.50	(0.86)		2.16	83

20.29	26.97	793	1.94	(1.22	)(e)	1.95	65
16.71	(7.22)	1,055	1.97	(1.21	)(f)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120
10.73	(29.03)	16,081	2.10	(1.46)		2.65	83

20.25	26.96	54,171	1.94	(1.20	)(e)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(f)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120
10.71	(29.03)	40,775	2.10	(1.46)		2.66	83

24.70	28.02	387,402	1.09	(0.33	)(e)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(f)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120
12.50	(28.33)	36,584	1.10	(0.46)		1.92	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Year Ended June 30, 2013	$37.54	$0.37	(d)	$10.63	$11.00	$(0.43)	$—	$(0.43)
Year Ended June 30, 2012	39.44	0.27	(e)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27		(10.26)	(9.99)	(0.14)	(2.36)	(2.50)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.11	29.50%	$522,295	0.79%	0.84	%(d)	1.19%	55%
37.54	(4.29)	406,590	0.80	0.64	(e)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40
23.28	(27.66)	337,981	0.80	0.96		1.10	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2013	$36.02	$0.29	(f)(g)	$7.39	$7.68	$(0.36)	$(3.40)	$(3.76)
Year Ended June 30, 2012	36.72	0.07	(f)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(f)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(f)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(f)	(3.80)	(3.83)	—	—	—

Class B
Year Ended June 30, 2013	30.51	0.09	(f)(g)	6.17	6.26	(0.21)	(3.40)	(3.61)
Year Ended June 30, 2012	31.46	(0.09	)(f)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(f)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(f)	(3.32)	(3.44)	—	—	—

Class C
Year Ended June 30, 2013	30.46	0.09	(f)(g)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(f)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(f)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(f)	(3.32)	(3.44)	—	—	—

Class R2
Year Ended June 30, 2013	35.67	0.20	(f)(g)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(f)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(f)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(f)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (h) through June 30, 2009	20.98	(0.06	)(f)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2013	39.47	0.52	(f)(g)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(f)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(f)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(f)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(f)	(4.12)	(4.03)	(0.09)	—	(0.09)

Select Class
Year Ended June 30, 2013	39.41	0.44	(f)(g)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(f)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(f)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(f)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(f)	(4.11)	(4.07)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.11), $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.35)%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$39.94	23.11%	$696,784	1.29%	0.78	%(g)	1.39%	25%
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39
27.54	16.91	528,676	1.29	0.16		1.38	44
23.59	(13.97)	372,525	1.30	(0.13)		1.44	45

33.16	22.51	8,264	1.79	0.28	(g)	1.88	25
30.51	3.26	10,036	1.80	(0.30)		1.91	27
31.46	37.10	13,032	1.79	(0.05)		1.90	39
23.79	16.28	12,890	1.79	(0.33)		1.88	44
20.46	(14.39)	13,711	1.80	(0.64)		1.94	45

33.06	22.50	37,039	1.79	0.28	(g)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39
23.75	16.31	32,259	1.79	(0.33)		1.88	44
20.42	(14.42)	30,661	1.80	(0.64)		1.94	45

39.52	22.80	4,909	1.54	0.53	(g)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44
23.48	12.30	1,461	1.55	(0.39)		1.75	45

44.21	23.71	814,942	0.79	1.25	(g)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44
25.60	(13.50)	86,024	0.80	0.38		0.99	45

44.14	23.48	1,134,887	0.99	1.07	(g)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39
29.88	17.21	935,388	0.99	0.45		1.13	44
25.58	(13.69)	603,628	1.00	0.17		1.19	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2013	$11.13	$(0.06	)(f)(g)	$2.94	$2.88	$(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(h)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(f)	1.54	1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(f)	(2.10)	(2.14)	—
Class B
Year Ended June 30, 2013	9.10	(0.10	)(f)(g)	2.36	2.26	(1.01)
Year Ended June 30, 2012	10.04	(0.09	)(f)(h)	(0.63)	(0.72)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(f)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(f)	1.29	1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(f)	(1.78)	(1.85)	—
Class C
Year Ended June 30, 2013	9.51	(0.10	)(f)(g)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(h)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(f)	1.34	1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(f)	(1.85)	(1.92)	—
Class R2
Year Ended June 30, 2013	11.03	(0.09	)(f)(g)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(h)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(f)	1.54	1.46	—
November 3, 2008 (i) through June 30, 2009	6.28	(0.03	)(f)	0.54	0.51	—
Class R6
Year Ended June 30, 2013	11.85	—	(f)(g)(j)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(h)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010 (i) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—
Institutional Class
Year Ended June 30, 2013	11.84	(0.01	)(f)(g)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(f)(h)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(f)	1.63	1.60	—
Year Ended June 30, 2009	9.36	(0.01	)(f)	(2.22)	(2.23)	—
Select Class
Year Ended June 30, 2013	11.70	(0.03	)(f)(g)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(f)(h)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(f)	1.61	1.57	—
Year Ended June 30, 2009	9.30	(0.03	)(f)	(2.19)	(2.22)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%,$(0.03) and $(0.05) for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.00	27.94%	$249,986	1.24%	(0.50	)%(g)	1.42%	60%
11.13	(6.59)	219,946	1.25	(0.46	)(h)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79
8.28	21.76	144,214	1.25	(0.71)		1.44	83
6.80	(23.94)	107,591	1.25	(0.55)		1.58	83

10.35	27.32	3,005	1.74	(1.01	)(g)	1.92	60
9.10	(7.00)	3,690	1.75	(0.97	)(h)	1.94	58
10.04	46.14	6,049	1.78	(1.26)		1.89	79
6.87	21.16	6,318	1.85	(1.33)		1.94	83
5.67	(24.60)	7,967	1.85	(1.15)		2.06	83

10.87	27.30	25,415	1.74	(1.00	)(g)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(h)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79
7.17	21.11	19,472	1.85	(1.31)		1.94	83
5.92	(24.49)	14,396	1.85	(1.15)		2.07	83

12.84	27.64	26,561	1.49	(0.75	)(g)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(h)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83
6.79	8.12	54	1.50	(0.72)		1.93	83

14.00	28.63	248,415	0.75	—	(g)(k)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(h)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

13.96	28.39	230,458	0.85	(0.11	)(g)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(h)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79
8.73	22.44	146,161	0.85	(0.31)		1.04	83
7.13	(23.82)	102,695	0.85	(0.15)		1.19	83

13.77	28.30	148,078	1.00	(0.25	)(g)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(h)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79
8.65	22.18	100,499	1.00	(0.46)		1.19	83
7.08	(23.87)	87,612	1.00	(0.31)		1.30	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2013	$18.75	$0.21	(f)(g)	$5.04	$5.25	$(0.23)	$—	$(0.23)
Year Ended June 30, 2012	18.99	0.14	(f)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(f)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(f)	3.06	3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(f)	(4.93)	(4.75)	(0.21)	(1.03)	(1.24)
Class B
Year Ended June 30, 2013	16.55	0.06	(f)(g)	4.44	4.50	(0.13)	—	(0.13)
Year Ended June 30, 2012	16.78	0.02	(f)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(f)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(f)(h)	2.72	2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(f)	(4.45)	(4.36)	(0.16)	(1.03)	(1.19)
Class C
Year Ended June 30, 2013	16.40	0.06	(f)(g)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(f)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(f)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(f)(h)	2.70	2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(f)	(4.41)	(4.32)	(0.16)	(1.03)	(1.19)
Class R2
Year Ended June 30, 2013	18.68	0.15	(f)(g)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(f)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(f)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(f)	3.06	3.12	(0.06)	—	(0.06)
November 3, 2008(i) through June 30, 2009	13.84	0.10	(f)	(1.29)	(1.19)	(0.17)	(1.03)	(1.20)
Class R5
Year Ended June 30, 2013	19.58	0.29	(f)(g)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(f)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(f)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(f)	3.19	3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(f)	(5.09)	(4.87)	(0.24)	(1.03)	(1.27)
Class R6 (j)
Year Ended June 30, 2013	19.59	0.29	(f)(g)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(f)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(f)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(f)	3.19	3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(f)	(5.11)	(4.87)	(0.24)	(1.03)	(1.27)
Select Class
Year Ended June 30, 2013	19.58	0.26	(f)(g)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(f)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(f)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(f)	3.20	3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(f)	(5.11)	(4.89)	(0.23)	(1.03)	(1.26)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.77	28.08%	$332,177	1.24%	0.98	%(g)	1.39%	38%
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43
14.53	27.50	150,297	1.25	0.64		1.48	50
11.46	(26.91)	108,414	1.25	1.42		1.55	33

20.92	27.27	3,762	1.85	0.34	(g)	1.89	38
16.55	(0.95)	3,931	1.86	0.16		1.91	38
16.78	30.75	6,611	1.85	0.06		1.93	43
12.88	26.77	7,355	1.86	0.03		1.98	50
10.17	(27.42)	10,614	1.86	0.79		2.04	33

20.73	27.35	41,108	1.85	0.34	(g)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43
12.78	26.74	23,499	1.86	0.03		1.98	50
10.10	(27.34)	17,402	1.86	0.79		2.04	33

23.67	27.79	15,500	1.49	0.69	(g)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50
11.45	(8.17)	59	1.50	1.34		1.91	33

24.85	28.53	32,304	0.90	1.28	(g)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50
11.94	(26.63)	13,342	0.91	1.74		1.14	33

24.87	28.62	207,613	0.85	1.32	(g)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50
11.95	(26.59)	18,137	0.86	1.80		1.05	33

24.86	28.47	266,018	0.99	1.19	(g)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43
15.15	27.83	175,578	1.00	0.90		1.23	50
11.94	(26.72)	201,486	1.00	1.64		1.30	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2013	$10.31	$0.04	(f)(g)	$2.89		$2.93	$(0.07)	$—	$(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(h)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(i)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(f)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(f)	(2.17)		(2.12)	(0.02)	(0.06)	(0.08)

Class C
Year Ended June 30, 2013	10.14	(0.02	)(f)(g)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(h)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(f)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(f)	(2.16)		(2.14)	— (h)	(0.06)	(0.06)

Class R2
Year Ended June 30, 2013	10.25	(0.02	)(f)(g)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (j) through June 30, 2012	9.02	—	(f)(i)	1.27	(h)	1.27	(0.04)	—	(0.04)

Class R6
Year Ended June 30, 2013	10.43	0.11	(f)(g)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (j) through June 30, 2012	9.13	0.05	(f)	1.29	(h)	1.34	(0.04)	—	(0.04)

Institutional Class
Year Ended June 30, 2013	10.43	0.10	(f)(g)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(h)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(f)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(f)	(2.16)		(2.09)	(0.04)	(0.06)	(0.10)

Select Class
Year Ended June 30, 2013	10.45	0.08	(f)(g)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(h)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(f)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(f)	(2.17)		(2.10)	(0.02)	(0.06)	(0.08)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.17	28.54%		$49,607	1.25%	0.31	%(g)	1.43%	54%
10.31	(2.92	)(h)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48
7.79	27.48		576	1.26	0.06		1.67	56
6.17	(25.30)		240	1.26	0.75		1.70	52

12.91	27.83		6,972	1.75	(0.18	)(g)	1.93	54
10.14	(3.43	)(h)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48
7.71	26.81		381	1.76	(0.44)		2.18	56
6.14	(25.62)		94	1.76	0.27		2.20	52

13.09	28.19		1,744	1.50	(0.20	)(g)	1.65	54
10.25	14.17	(h)	57	1.51	0.02		1.91	74

13.35	29.17		17,232	0.75	0.95	(g)	0.97	54
10.43	14.77	(h)	12,959	0.75	0.70		1.08	74

13.35	29.08		30,226	0.82	0.79	(g)	1.05	54
10.43	(2.59	)(h)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48
7.84	27.78		10,729	0.83	0.48		1.30	56
6.20	(24.84)		9,086	0.83	1.17		1.30	52

13.37	28.81		66,928	1.00	0.64	(g)	1.21	54
10.45	(2.60	)(h)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48
7.86	27.61		24,229	1.01	0.30		1.45	56
6.22	(24.92)		20,698	1.01	1.00		1.44	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund, Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publically offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$515,826	$—	$—	$515,826

Small Cap Core Fund
Total Investments in Securities (b)	$519,067	$1,025	$—	$520,092

Appreciation in Other Financial Instruments
Futures Contracts	$202	$—	$—	$202

Small Cap Equity Fund
Total Investments in Securities (a)	$2,663,226	$—	$—	$2,663,226

Small Cap Growth Fund
Total Investments in Securities (a)	$929,129	$—	$—	$929,129

Small Cap Value Fund
Total Investments in Securities (b)	$890,345	$1,956	$—	$892,301

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$172	$—	$—	$172

U.S. Small Company Fund
Total Investments in Securities (b)	$173,232	$165	$—	$173,397

Appreciation in Other Financial Instruments
Futures Contracts	$30	$—	$—	$30

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Restricted and Illiquid — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2013, the Funds had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of June 30, 2013 (amounts in thousands):

	Value		Percentage
Small Cap Core Fund	—	(a)	—%
Small Cap Value Fund	—	(a)	—
U.S. Small Company Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$11,242	$22,912	$3,256
Ending Notional Balance Long	15,205	18,909	3,119

D. Securities Lending — Each Fund may lend securities to brokers, approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2013, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$2
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	1
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2013, there were no outstanding securities on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$1
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	—	(a)
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed (Distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Dynamic Small Cap Growth Fund	$—		$1,315	$(1,315)
Small Cap Core Fund	—	(a)	53	(53)
Small Cap Equity Fund	—	(a)	—	— (a)
Small Cap Growth Fund	(2,488)		782	1,706
Small Cap Value Fund	(656)		474	182
U.S. Small Company Fund	—	(a)	(27)	27

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable special dividends (Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund), investments in passive foreign investment companies (Small Cap Core Fund and Small Cap Value Fund), net operating losses (Dynamic Small Cap Growth Fund and Small Cap Growth Fund) and taxable overdistributions (Small Cap Value Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075%

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was as follows:

Dynamic Small Cap Growth Fund	0.09%
Small Cap Core Fund	0.09
Small Cap Equity Fund	0.09
Small Cap Growth Fund	0.09
Small Cap Value Fund	0.08
U.S. Small Company Fund	0.09

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—	(a)
Small Cap Equity Fund	4	2
Small Cap Growth Fund	7	1
Small Cap Value Fund	69	1
U.S. Small Company Fund	12	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	1.51	n/a	0.76	0.83	1.01

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$—	$—	$266		$266	$—
Small Cap Core Fund	567	73	1,040		1,680	103
Small Cap Equity Fund	115	2,099	920		3,134	—
Small Cap Growth Fund	718	705	—	(a)	1,423	—
Small Cap Value Fund	7	241	535		783	—
U.S. Small Company Fund	125	79	4		208	—

Voluntary Waivers
	Investment Advisory		Total
Small Cap Growth Fund	$—	(a)	$—	(a)
Small Cap Value Fund	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$15
Small Cap Core Fund	17
Small Cap Equity Fund	154
Small Cap Growth Fund	24
Small Cap Value Fund	37
U.S. Small Company Fund	7

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$333,372	$258,184	$—	$—
Small Cap Core Fund	245,547	246,368	345	1,300
Small Cap Equity Fund	610,659	875,373	—	—
Small Cap Growth Fund	489,101	591,914	—	—
Small Cap Value Fund	372,543	264,766	1,606	1,725
U.S. Small Company Fund	131,809	55,301	125	215

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$410,765	$124,173	$19,112	$105,061
Small Cap Core Fund	380,796	150,478	11,182	139,296
Small Cap Equity Fund	1,774,562	922,123	33,459	888,664
Small Cap Growth Fund	719,121	247,471	37,463	210,008
Small Cap Value Fund	697,780	223,688	29,167	194,521
U.S. Small Company Fund	147,867	28,528	2,998	25,530

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends, wash sale loss deferrals and mark-to-market of passive foreign investment companies (Dynamic Small Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$—	$13,780	$13,780
Small Cap Core Fund	4,488	—	4,488
Small Cap Equity Fund	57,029	171,185	228,214
Small Cap Growth Fund	—	64,501	64,501
Small Cap Value Fund	8,927	—	8,927
U.S. Small Company Fund	632	—	632

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Small Cap Core Fund	$2,078	$—	$2,078
Small Cap Equity Fund	67,876	53,005	120,881
Small Cap Growth Fund	—	14,558	14,558
Small Cap Value Fund	5,800	—	5,800
U.S. Small Company Fund	167	—	167

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$3,698	$15,226	$105,061
Small Cap Core Fund	1,822	5,647	139,296
Small Cap Equity Fund	13,233	58,273	888,664
Small Cap Growth Fund	—	55,762	210,008
Small Cap Value Fund	—	(3,910)	194,521
U.S. Small Company Fund	332	65	25,530

For the Funds, the cumulative timing differences primarily consist of non-taxable dividends, wash sale loss deferrals, trustee deferred compensation, late-year ordinary loss deferral (Dynamic Small Cap Growth Fund and Small Cap Growth Fund), mark-to-market of passive foreign investment companies (Dynamic Small Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund) and mark-to-market on futures contracts (Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2013, the following Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Small Cap Value Fund	$3,910	$3,910

During the year ended June 30, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Small Cap Core Fund	$48,049
Small Cap Value Fund	44,571
U.S. Small Company Fund	6,462

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2013, the Funds deferred to July 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Dynamic Small Cap Growth Fund	$1,632	$—	$—
Small Cap Growth Fund	2,333	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013. Average borrowings from the Facility for the year ended June 30, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Small Cap Equity Fund	$12,936	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Value Fund and U.S. Small Company Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Small Cap Core Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Growth Fund	—	11.5%
Small Cap Value Fund	11.0%	11.3%

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	85

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,200.00	$7.75	1.42%
Hypothetical	1,000.00	1,017.75	7.10	1.42
Class B
Actual	1,000.00	1,197.10	10.40	1.91
Hypothetical	1,000.00	1,015.32	9.54	1.91
Class C
Actual	1,000.00	1,196.80	10.40	1.91
Hypothetical	1,000.00	1,015.32	9.54	1.91
Select Class
Actual	1,000.00	1,201.90	6.01	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

Small Cap Core Fund
Select Class
Actual	1,000.00	1,172.30	4.31	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	1,149.00	6.87	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class B
Actual	1,000.00	1,146.20	9.53	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class C
Actual	1,000.00	1,146.30	9.53	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,147.50	$8.20	1.54%
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R5
Actual	1,000.00	1,151.90	4.22	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,150.70	5.28	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,202.60	6.83	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,199.30	9.54	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	1,199.80	9.55	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,201.10	8.19	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	1,205.90	4.10	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	1,204.50	4.65	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,204.70	5.47	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,161.80	6.65	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,158.50	9.90	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,158.80	9.90	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,160.30	7.98	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,163.60	4.83	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,164.30	4.56	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,163.50	5.31	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,163.40	$6.71	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,159.90	9.37	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,161.50	8.04	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	1,165.90	4.03	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	1,165.90	4.40	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Select Class
Actual	1,000.00	1,164.60	5.37	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Dynamic Small Cap Growth Fund	77.72%
Small Cap Core Fund	100.00
Small Cap Equity Fund	100.00
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$13,780
Small Cap Equity Fund	171,185
Small Cap Growth Fund	64,501

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Small Cap Core Fund	$4,488
Small Cap Equity	57,029
Small Cap Value	8,927
U.S. Small Company Fund	632

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	91

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-SC-613

Annual Report

JPMorgan SmartRetirement Funds

June 30, 2013

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2010 Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of 6/30/2013
JPMorgan SmartRetirement® Income Fund	6.79%	5.45%	S&P Target Date Retirement Income Index	$754,571,007

JPMorgan SmartRetirement® 2010 Fund	6.74%	7.68%	S&P Target Date 2010 Index	$480,622,994

JPMorgan SmartRetirement® 2015 Fund	8.97%	9.72%	S&P Target Date 2015 Index	$1,274,987,707

JPMorgan SmartRetirement® 2020 Fund	11.33%	11.51%	S&P Target Date 2020 Index	$2,581,003,093

JPMorgan SmartRetirement® 2025 Fund	13.39%	13.13%	S&P Target Date 2025 Index	$1,668,849,495

JPMorgan SmartRetirement® 2030 Fund	15.39%	14.63%	S&P Target Date 2030 Index	$2,274,927,421

JPMorgan SmartRetirement® 2035 Fund	16.66%	15.68%	S&P Target Date 2035 Index	$1,136,498,387

JPMorgan SmartRetirement® 2040 Fund	17.34%	16.52%	S&P Target Date 2040 Index	$1,578,754,773

JPMorgan SmartRetirement® 2045 Fund	17.46%	17.20%	S&P Target Date 2045 Index	$578,120,487

JPMorgan SmartRetirement® 2050 Fund	17.25%	17.20%	S&P Target Date 2045 Index	$533,137,141

JPMorgan SmartRetirement® 2055 Fund	17.06%	17.71%	S&P Target Date 2050+ Index	$18,216,012

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2055 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Fund returns are based on Institutional Class Shares.

2	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	55.1%
U.S. Equity	19.8
International Equity	11.0
Money Market	9.6
Alternative Assets	3.8
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2010 Fund
Fixed Income	55.6%
U.S. Equity	19.6
International Equity	11.1
Money Market	9.4
Alternative Assets	3.7
U.S. Treasury Obligation	0.6

JPMorgan SmartRetirement® 2015 Fund
Fixed Income	52.1%
U.S. Equity	25.9
International Equity	14.5
Alternative Assets	4.2
Money Market	2.9
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	43.6%
U.S. Equity	30.2
International Equity	18.8
Alternative Assets	4.4
Money Market	2.5
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2025 Fund
U.S. Equity	36.4%
Fixed Income	33.8
International Equity	22.2
Alternative Assets	4.8
Money Market	2.1
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	40.3%
Fixed Income	25.7
International Equity	24.9
Alternative Assets	5.2
Money Market	2.9
U.S. Treasury Obligation	1.0

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	45.2%
International Equity	27.4
Fixed Income	18.6
Alternative Assets	5.7
Money Market	2.2
U.S. Treasury Obligation	0.9

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	46.7%
International Equity	28.5
Fixed Income	15.2
Alternative Assets	6.2
Money Market	2.5
U.S. Treasury Obligation	0.9

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	46.3%
International Equity	28.2
Fixed Income	15.2
Alternative Assets	6.0
Money Market	2.9
U.S. Treasury Obligation	1.4

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	46.6%
International Equity	28.5
Fixed Income	15.1
Alternative Assets	5.9
Money Market	2.5
U.S. Treasury Obligation	1.4

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	55.3%
International Equity	30.4
Fixed Income	7.8
Alternative Assets	6.0
Money Market	0.5

*	The percentages indicated are based on total investments as of June 30, 2013. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2010 Fund and the JPMorgan SmartRetirement® 2015 Fund each seeks total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date. The remaining JPMorgan SmartRetirement Funds each seeks high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding, and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. International equities also faced challenges over the course of the reporting period including signs of moderating global growth, the ongoing European sovereign debt crisis and geopolitical events. However, despite several bouts of weakness, developed international equities generated strong results. In contrast, emerging market equities posted only a modest gain for the reporting period. In the end, the MSCI World Index (net of foreign withholding taxes) returned 18.58% for the twelve months ended June 30, 2013.

U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Index, returned -0.69% for the twelve months ended June 30, 2013. After largely remaining steady during the first half of the reporting period, the fixed income market sold off over the second half of the reporting period.

This turnaround was partially caused by indications that the Fed may start to moderate its asset purchase program. Despite this weakness, high yield bonds (also known as junk bonds) performed strongly during the reporting period, as investor demand was generally solid given their search for yield in the low interest rate environment. Emerging market debt securities, however, largely treaded water over the same period. Prices for commodities generally declined during the reporting period given signs of moderating global growth and fears of a “hard landing” for China’s economy.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The JPMorgan SmartRetirement Funds (the “Funds”) experienced mixed results versus their respective S&P Target Date benchmarks for the twelve months ended June 30, 2013.

The Funds’ strategic asset allocations detracted from performance over the period, while tactical allocation decisions contributed to the Funds’ results. During this period, the Funds’ tactical overweight to equities relative to fixed income contributed to their relative performance.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities (TIPS). The Funds’ portfolio managers also used futures contracts to help manage cash flows.

*	The advisor seeks to achieve the Funds’ objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		6.48%	5.56%	4.82%
With Sales Charge*		1.71	4.58	4.14
CLASS C SHARES	5/15/06
Without CDSC		5.80	4.91	4.21
With CDSC**		4.80	4.91	4.21
CLASS R2 SHARES	11/3/08	6.26	5.33	4.66
INSTITUTIONAL CLASS SHARES	5/15/06	6.79	5.87	5.16
SELECT CLASS SHARES	5/15/06	6.57	5.69	4.99

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from May 15, 2006 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® 2010 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		6.51%	5.14%	4.53%
With Sales Charge*		1.73	4.18	3.85
CLASS C SHARES	5/15/06
Without CDSC		5.81	4.52	3.92
With CDSC**		4.81	4.52	3.92
CLASS R2 SHARES	11/3/08	6.21	4.90	4.36
INSTITUTIONAL CLASS SHARES	5/15/06	6.74	5.46	4.87
SELECT CLASS SHARES	5/15/06	6.59	5.30	4.70

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the S&P Target Date 2010 Index and the Lipper Mixed-Asset Target 2010 Funds Index from May 15, 2006 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2010 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2010 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2010 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2010 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		8.66%	5.61%	4.84%
With Sales Charge*		3.74	4.64	4.16
CLASS C SHARES	5/15/06
Without CDSC		7.99	4.97	4.23
With CDSC**		6.99	4.97	4.23
CLASS R2 SHARES	11/3/08	8.38	5.37	4.67
INSTITUTIONAL CLASS SHARES	5/15/06	8.97	5.91	5.18
SELECT CLASS SHARES	5/15/06	8.75	5.75	5.02

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		11.04%	5.98%	5.07%
With Sales Charge*		6.02	5.01	4.39
CLASS C SHARES	5/15/06
Without CDSC		10.33	5.32	4.47
With CDSC**		9.33	5.32	4.47
CLASS R2 SHARES	11/3/08	10.82	5.74	4.91
INSTITUTIONAL CLASS SHARES	5/15/06	11.33	6.29	5.41
SELECT CLASS SHARES	5/15/06	11.17	6.13	5.26

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		13.23%	6.11%	3.96%
With Sales Charge*		8.16	5.14	3.15
CLASS C SHARES	7/31/07
Without CDSC		12.54	5.47	3.34
With CDSC**		11.54	5.47	3.34
CLASS R2 SHARES	11/3/08	13.01	5.87	3.75
INSTITUTIONAL CLASS SHARES	7/31/07	13.54	6.41	4.27
SELECT CLASS SHARES	7/31/07	13.39	6.25	4.11

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		15.12%	5.95%	5.06%
With Sales Charge*		9.93	4.97	4.38
CLASS C SHARES	5/15/06
Without CDSC		14.30	5.32	4.45
With CDSC**		13.30	5.32	4.45
CLASS R2 SHARES	11/3/08	14.76	5.71	4.89
INSTITUTIONAL CLASS SHARES	5/15/06	15.39	6.27	5.41
SELECT CLASS SHARES	5/15/06	15.25	6.11	5.25

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		16.62%	6.25%	3.78%
With Sales Charge*		11.36	5.27	2.97
CLASS C SHARES	7/31/07
Without CDSC		15.85	5.60	3.17
With CDSC**		14.85	5.60	3.17
CLASS R2 SHARES	11/3/08	16.32	6.00	3.57
INSTITUTIONAL CLASS SHARES	7/31/07	16.82	6.56	4.09
SELECT CLASS SHARES	7/31/07	16.66	6.39	3.95

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and doesn’t include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		17.07%	6.21%	5.20%
With Sales Charge*		11.84	5.24	4.52
CLASS C SHARES	5/15/06
Without CDSC		16.30	5.55	4.58
With CDSC**		15.30	5.55	4.58
CLASS R2 SHARES	11/3/08	16.80	5.96	5.03
INSTITUTIONAL CLASS SHARES	5/15/06	17.34	6.51	5.53
SELECT CLASS SHARES	5/15/06	17.20	6.34	5.37

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		17.10%	6.48%	4.05%
With Sales Charge*		11.84	5.51	3.24
CLASS C SHARES	7/31/07
Without CDSC		16.31	5.84	3.44
With CDSC**		15.31	5.84	3.44
CLASS R2 SHARES	11/3/08	16.80	6.23	3.85
INSTITUTIONAL CLASS SHARES	7/31/07	17.46	6.80	4.38
SELECT CLASS SHARES	7/31/07	17.23	6.64	4.22

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		16.98%	6.47%	4.08%
With Sales Charge*		11.72	5.48	3.27
CLASS C SHARES	7/31/07
Without CDSC		16.27	5.82	3.47
With CDSC**		15.27	5.82	3.47
CLASS R2 SHARES	11/3/08	16.67	6.22	3.87
INSTITUTIONAL CLASS SHARES	7/31/07	17.25	6.77	4.39
SELECT CLASS SHARES	7/31/07	17.18	6.62	4.25

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2050+ Funds Average from July 31, 2007 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2050+ Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/12
Without Sales Charge		16.94%	13.30%
With Sales Charge*		11.66	9.66
CLASS C SHARES	1/31/12
Without CDSC		16.27	12.61
With CDSC**		15.27	12.61
CLASS R2 SHARES	1/31/12	16.72	13.06
INSTITUTIONAL CLASS SHARES	1/31/12	17.29	13.60
SELECT CLASS SHARES	1/31/12	17.06	13.45

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2050+ Index and the Lipper Mixed-Asset Target 2050+ Funds Index from January 31, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was May 31, 2011 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2050+ Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.2%
	Alternative Assets — 3.7%
700,967	JPMorgan Commodities Strategy Fund, Class R6 Shares (a) (b)	9,259,772
840,298	JPMorgan International Realty Fund, Class R5 Shares (b)	8,201,306
899,082	JPMorgan Realty Income Fund, Class R5 Shares (b)	10,824,951

	Total Alternative Assets	28,286,029

	Fixed Income — 55.1%
18,335,924	JPMorgan Core Bond Fund, Class R6 Shares (b)	214,163,598
3,082,907	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	29,441,761
2,885,563	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	23,834,754
946,721	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	8,993,854
1,805,416	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	18,000,000
8,059,816	JPMorgan High Yield Fund, Class R6 Shares (b)	64,639,722
3,615,071	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	37,632,886
1,903,848	JPMorgan Real Return Fund, Institutional Class Shares (b)	18,943,288

	Total Fixed Income	415,649,863

	International Equity — 11.0%
684,203	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	8,511,484
487,232	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	10,787,306
1,372,395	JPMorgan International Equity Fund, Class R6 Shares (b)	19,638,966
1,469,166	JPMorgan International Opportunities Fund, Class R6 Shares (b)	19,877,821
735,256	JPMorgan Intrepid International Fund, Institutional Class Shares (b)	12,859,630
253,648	SPDR S&P Global Natural Resources ETF	11,411,624

	Total International Equity	83,086,831

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 9.6%
72,426,404	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	72,426,404

	U.S. Equity — 19.8%
3,214,916	JPMorgan Disciplined Equity Fund, Class R6 Shares (b)	65,391,393
1,556,289	JPMorgan Growth Advantage Fund, Class R5 Shares (b)	18,130,772
518,004	JPMorgan Intrepid America Fund, Class R5 Shares (b)	15,509,050
565,984	JPMorgan Mid Cap Core Fund, Class R6 Shares (b)	11,727,181
45,817	JPMorgan Small Cap Equity Fund, Class R5 Shares (b)	2,025,560
208,746	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (b)	2,922,442
114,914	JPMorgan Small Cap Value Fund, Class R6 Shares (b)	2,857,920
654,433	JPMorgan U.S. Equity Fund, Class R6 Shares (b)	8,389,836
892,827	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	22,088,546

	Total U.S. Equity	149,042,700

	Total Investment Companies (Cost $700,846,633)	748,491,827

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
4,990,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (Cost $4,992,505)	4,993,702

	Total Investments — 99.9% (Cost $705,839,138)	753,485,529
	Other Assets in Excess of Liabilities — 0.1%	1,085,478

	NET ASSETS — 100.0%	$754,571,007

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
108	Amsterdam Exchanges Index	07/19/13	$9,694,273	$(202,906)
68	TOPIX Index	09/12/13	7,754,386	129,392
14	DAX Index	09/20/13	3,629,358	(105,812)
69	Dow Jones Euro STOXX 50 Index	09/20/13	2,333,364	(83,433)
8	E-mini Russell 2000	09/20/13	779,760	10,914
26	E-mini S&P 500	09/20/13	2,079,090	1,030
22	Long Gilt	09/26/13	3,744,274	(172,774)
30	5 Year U.S. Treasury Note	09/30/13	3,631,407	(43,030)

	Short Futures Outstanding
(68)	CAC 40 10 Euro	07/19/13	(3,305,488)	112,467
(163)	10 Year U.S. Treasury Note	09/19/13	(20,629,688)	509,041
(89)	FTSE 100 Index	09/20/13	(8,340,487)	214,544

				$369,433

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.1%
	Alternative Assets — 3.7%
438,536	JPMorgan Commodities Strategy Fund, Class R6 Shares (a) (b)	5,793,060
492,996	JPMorgan International Realty Fund, Class R5 Shares (b)	4,811,641
570,837	JPMorgan Realty Income Fund, Class R5 Shares (b)	6,872,880

	Total Alternative Assets	17,477,581

	Fixed Income — 55.4%
11,761,994	JPMorgan Core Bond Fund, Class R6 Shares (b)	137,380,095
1,931,958	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	18,450,200
1,908,085	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	15,760,785
596,167	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	5,663,591
1,168,506	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	11,650,000
5,132,636	JPMorgan High Yield Fund, Class R6 Shares (b)	41,163,737
2,312,347	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	24,071,529
1,228,187	JPMorgan Real Return Fund, Institutional Class Shares (b)	12,220,459

	Total Fixed Income	266,360,396

	International Equity — 11.1%
395,140	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	4,915,537
332,706	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	7,366,113
940,685	JPMorgan International Equity Fund, Class R6 Shares (b)	13,461,197
928,160	JPMorgan International Opportunities Fund, Class R6 Shares (b)	12,558,000
443,360	JPMorgan Intrepid International Fund, Institutional Class Shares (b)	7,754,365
162,250	SPDR S&P Global Natural Resources ETF	7,299,627

	Total International Equity	53,354,839

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 9.4%
45,226,234	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	45,226,234

	U.S. Equity — 19.5%
2,009,454	JPMorgan Disciplined Equity Fund, Class R6 Shares (b)	40,872,302
1,062,550	JPMorgan Growth Advantage Fund, Class R5 Shares (b)	12,378,710
307,809	JPMorgan Intrepid America Fund, Class R5 Shares (b)	9,215,814
320,823	JPMorgan Mid Cap Core Fund, Class R6 Shares (b)	6,647,449
36,715	JPMorgan Small Cap Equity Fund, Class R5 Shares (b)	1,623,170
107,482	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (b)	1,504,749
106,085	JPMorgan Small Cap Value Fund, Class R6 Shares (b)	2,638,326
507,722	JPMorgan U.S. Equity Fund, Class R6 Shares (b)	6,508,995
499,501	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	12,357,652

	Total U.S. Equity	93,747,167

	Total Investment Companies (Cost $437,098,095)	476,166,217

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.6%
3,105,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (Cost $3,106,504)	3,107,304

	Total Investments — 99.7% (Cost $440,204,599)	479,273,521
	Other Assets in Excess of Liabilities — 0.3%	1,349,473

	NET ASSETS — 100.0%	$480,622,994

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
66	Amsterdam Exchanges Index	07/19/13	$5,924,278	$(124,005)
41	TOPIX Index	09/12/13	4,675,439	78,023
10	DAX Index	09/20/13	2,592,398	(75,570)
30	Dow Jones EURO STOXX 50 Index	09/20/13	1,014,506	(36,273)
18	E-mini Russell 2000	09/20/13	1,754,460	15,444
32	E-mini S&P 500	09/20/13	2,558,880	(7,561)
14	Long Gilt	09/26/13	2,382,720	(109,948)

	Short Futures Outstanding
(49)	CAC 40 10 Euro	07/19/13	(2,381,896)	81,039
(72)	10 Year U.S. Treasury Note	09/19/13	(9,112,500)	224,852
(48)	FTSE 100 Index	09/20/13	(4,498,240)	115,625
(32)	5 Year U.S. Treasury Note	09/30/13	(3,873,500)	41,997

				$203,623

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.4%
	Alternative Assets — 4.2%
690,608	JPMorgan Commodities Strategy Fund, Class R6 Shares (a) (b)	9,122,928
1,681,138	JPMorgan International Realty Fund, Class R5 Shares (b)	16,407,905
2,325,506	JPMorgan Realty Income Fund, Class R5 Shares (b)	27,999,092

	Total Alternative Assets	53,529,925

	Fixed Income — 51.5%
32,203,631	JPMorgan Core Bond Fund, Class R6 Shares (b)	376,138,410
5,201,478	JPMorgan Corporate Bond Fund, Class R6 Shares (b) (m)	49,674,112
4,788,361	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	39,551,863
1,433,924	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	13,622,281
2,006,018	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	20,000,000
12,042,262	JPMorgan High Yield Fund, Class R6 Shares (b)	96,578,944
3,882,769	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	40,419,624
2,049,411	JPMorgan Real Return Fund, Institutional Class Shares (b)	20,391,635

	Total Fixed Income	656,376,869

	International Equity — 14.3%
2,043,349	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	25,419,264
1,343,047	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	29,735,071
3,235,870	JPMorgan International Equity Fund, Class R6 Shares (b)	46,305,296
3,423,877	JPMorgan International Opportunities Fund, Class R6 Shares (b)	46,325,051
1,315,785	JPMorgan Intrepid International Fund, Institutional Class Shares (b)	23,013,079
268,106	SPDR S&P Global Natural Resources ETF	12,062,089

	Total International Equity	182,859,850

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 2.8%
36,080,357	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	36,080,357

	U.S. Equity — 25.6%
5,834,935	JPMorgan Disciplined Equity Fund, Class R6 Shares (b)	118,682,574
3,615,105	JPMorgan Growth Advantage Fund, Class R5 Shares (b)	42,115,972
1,354,546	JPMorgan Intrepid America Fund, Class R5 Shares (b)	40,555,094
1,101,166	JPMorgan Mid Cap Core Fund, Class R6 Shares (b)	22,816,149
126,311	JPMorgan Small Cap Equity Fund, Class R5 Shares (b)	5,584,205
497,336	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (b)	6,962,711
277,696	JPMorgan Small Cap Value Fund, Class R6 Shares (b)	6,906,296
2,649,498	JPMorgan U.S. Equity Fund, Class R6 Shares (b)	33,966,568
1,979,931	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	48,983,498

	Total U.S. Equity	326,573,067

	Total Investment Companies (Cost $1,155,387,830)	1,255,420,068

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
4,670,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $4,672,079)	4,673,465

	Total Investments — 98.8% (Cost $1,160,059,909)	1,260,093,533
	Other Assets in Excess of Liabilities — 1.2%	14,894,174

	NET ASSETS — 100.0%	$1,274,987,707

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
185	Amsterdam Exchanges Index	07/19/13	$16,605,930	$(347,585)
107	TOPIX Index	09/12/13	12,201,754	203,645
13	10 Year U.S. Treasury Note	09/19/13	1,645,313	(38,417)
23	DAX Index	09/20/13	5,962,517	(173,830)
108	Dow Jones EURO STOXX 50 Index	09/20/13	3,652,222	(130,594)
32	E-mini Russell 2000	09/20/13	3,119,040	27,456
22	E-mini S&P 500	09/20/13	1,759,230	(3,839)
37	Long Gilt	09/26/13	6,297,189	(290,575)

	Short Futures Outstanding
(120)	CAC 40 10 Euro	07/19/13	(5,833,214)	198,466
(132)	FTSE 100 Index	09/20/13	(12,370,160)	317,504
(376)	5 Year U.S. Treasury Note	09/30/13	(45,513,625)	674,854

				$437,085

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.7%
	Alternative Assets — 4.4%
301,796	JPMorgan Commodities Strategy Fund, Class R6 Shares (a) (b) (m)	3,986,720
3,822,612	JPMorgan International Realty Fund, Class R5 Shares (b)	37,308,696
5,969,235	JPMorgan Realty Income Fund, Class R5 Shares (b)	71,869,584

	Total Alternative Assets	113,165,000

	Fixed Income — 43.3%
61,037,965	JPMorgan Core Bond Fund, Class R6 Shares (b)	712,923,427
10,217,901	JPMorgan Corporate Bond Fund, Class R6 Shares (b) (m)	97,580,955
8,451,040	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	69,805,591
2,622,179	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b) (m)	24,910,704
1,003,009	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	10,000,000
21,372,854	JPMorgan High Yield Fund, Class R6 Shares (b)	171,410,288
1,952,940	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	20,330,101
1,024,126	JPMorgan Real Return Fund, Institutional Class Shares (b)	10,190,053

	Total Fixed Income	1,117,151,119

	International Equity — 18.6%
6,199,216	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	77,118,245
4,329,805	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	95,861,882
8,615,958	JPMorgan International Equity Fund, Class R6 Shares (b)	123,294,360
8,857,117	JPMorgan International Opportunities Fund, Class R6 Shares (b)	119,836,799
3,488,326	JPMorgan Intrepid International Fund, Institutional Class Shares (b)	61,010,827
79,697	SPDR S&P Global Natural Resources ETF	3,585,568

	Total International Equity	480,707,681

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 2.5%
63,915,391	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	63,915,391

	U.S. Equity — 29.9%
10,115,028	JPMorgan Disciplined Equity Fund, Class R6 Shares (b)	205,739,673
9,975,967	JPMorgan Growth Advantage Fund, Class R5 Shares (b)	116,220,015
3,767,892	JPMorgan Intrepid America Fund, Class R5 Shares (b)	112,810,697
3,127,351	JPMorgan Mid Cap Core Fund, Class R6 Shares (b)	64,798,710
225,068	JPMorgan Small Cap Equity Fund, Class R5 Shares (b)	9,950,237
1,346,420	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (b)	18,849,883
756,285	JPMorgan Small Cap Value Fund, Class R6 Shares (b)	18,808,815
8,052,868	JPMorgan U.S. Equity Fund, Class R6 Shares (b)	103,237,763
4,983,151	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	123,283,154

	Total U.S. Equity	773,698,947

	Total Investment Companies (Cost $2,316,052,968)	2,548,638,138

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
12,585,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $12,590,578)	12,594,338

	Total Investments — 99.2% (Cost $2,328,643,546)	2,561,232,476
	Other Assets in Excess of Liabilities — 0.8%	19,770,617

	NET ASSETS — 100.0%	$2,581,003,093

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
363	Amsterdam Exchanges Index	07/19/13	$32,583,527	$(681,982)
213	TOPIX Index	09/12/13	24,289,474	405,352
120	10 Year U.S. Treasury Note	09/19/13	15,187,500	(354,621)
44	DAX Index	09/20/13	11,406,554	(332,689)
262	Dow Jones Euro STOXX 50 Index	09/20/13	8,860,019	(316,663)
109	E-mini Russell 2000	09/20/13	10,624,230	93,522
1,055	E-mini S&P 500	09/20/13	84,363,075	(249,438)
71	Long Gilt	09/26/13	12,083,795	(557,590)

	Short Futures Outstanding
(240)	CAC 40 10 Euro	07/19/13	(11,666,428)	396,932
(255)	FTSE 100 Index	09/20/13	(23,896,900)	613,790
(849)	5 Year U.S. Treasury Note	09/30/13	(102,768,797)	1,523,814

				$540,427

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.8% (b)
	Alternative Assets — 4.8%
2,999,212	JPMorgan International Realty Fund, Class R5 Shares	29,272,310
4,289,015	JPMorgan Realty Income Fund, Class R5 Shares	51,639,746

	Total Alternative Assets	80,912,056

	Fixed Income — 33.6%
29,831,810	JPMorgan Core Bond Fund, Class R6 Shares	348,435,537
5,119,281	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	48,889,136
4,731,993	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	39,086,265
1,334,383	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	12,676,635
13,907,499	JPMorgan High Yield Fund, Class R6 Shares	111,538,142

	Total Fixed Income	560,625,715

	International Equity — 22.1%
4,787,430	JPMorgan Emerging Economies Fund, Class R5 Shares	59,555,630
3,411,485	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	75,530,274
6,561,308	JPMorgan International Equity Fund, Class R6 Shares	93,892,316
6,992,340	JPMorgan International Opportunities Fund, Class R6 Shares	94,606,358
2,557,408	JPMorgan Intrepid International Fund, Institutional Class Shares	44,729,067

	Total International Equity	368,313,645

	Money Market — 2.1%
35,006,207	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (l) (m)	35,006,207

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 36.2%
8,019,202	JPMorgan Disciplined Equity Fund, Class R6 Shares	163,110,569
7,411,732	JPMorgan Growth Advantage Fund, Class R5 Shares	86,346,678
2,939,104	JPMorgan Intrepid America Fund, Class R5 Shares	87,996,779
2,480,118	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	51,388,048
323,952	JPMorgan Small Cap Equity Fund, Class R5 Shares	14,321,910
864,666	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	12,105,330
519,813	JPMorgan Small Cap Value Fund, Class R6 Shares	12,927,739
6,543,097	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	83,882,502
3,752,804	JPMorgan Value Advantage Fund, Institutional Class Shares	92,844,380

	Total U.S. Equity	604,923,935

	Total Investment Companies (Cost $1,521,081,951)	1,649,781,558

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
11,265,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $11,270,018)	11,273,359

	Total Investments — 99.5% (Cost $1,532,351,969)	1,661,054,917
	Other Assets in Excess of Liabilities — 0.5%	7,794,578

	NET ASSETS — 100.0%	$1,668,849,495

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
317	Amsterdam Exchanges Index	07/19/13	$28,454,485	$(595,555)
225	TOPIX Index	09/12/13	25,657,895	428,099
199	10 Year U.S. Treasury Note	09/19/13	25,185,937	(588,080)
48	DAX Index	09/20/13	12,443,513	(362,930)
152	Dow Jones Euro STOXX 50 Index	09/20/13	5,140,164	(183,737)
100	E-mini Russell 2000	09/20/13	9,747,000	85,800
720	E-mini S&P 500	09/20/13	57,574,800	(170,200)
75	Long Gilt	09/26/13	12,764,573	(589,004)

	Short Futures Outstanding
(262)	CAC 40 10 Euro	07/19/13	(12,735,851)	433,313
(237)	FTSE 100 Index	09/20/13	(22,210,060)	570,430
(1,019)	5 Year U.S. Treasury Note	09/30/13	(123,346,766)	1,793,216

				$821,352

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.5% (b)
	Alternative Assets — 5.3%
3,985,500	JPMorgan International Realty Fund, Class R5 Shares	38,898,482
6,684,880	JPMorgan Realty Income Fund, Class R5 Shares	80,485,950

	Total Alternative Assets	119,384,432

	Fixed Income — 25.8%
28,128,613	JPMorgan Core Bond Fund, Class R6 Shares	328,542,204
4,647,689	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	44,385,430
5,940,650	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	49,069,772
1,470,384	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	13,968,651
18,943,654	JPMorgan High Yield Fund, Class R6 Shares	151,928,105

	Total Fixed Income	587,894,162

	International Equity — 25.0%
7,408,423	JPMorgan Emerging Economies Fund, Class R5 Shares	92,160,786
5,166,856	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	114,394,197
10,094,521	JPMorgan International Equity Fund, Class R6 Shares	144,452,599
10,818,511	JPMorgan International Opportunities Fund, Class R6 Shares	146,374,456
4,092,743	JPMorgan Intrepid International Fund, Institutional Class Shares	71,582,080

	Total International Equity	568,964,118

	Money Market — 2.9%
66,236,727	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (l) (m)	66,236,727

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 40.5%
11,780,620	JPMorgan Disciplined Equity Fund, Class R6 Shares	239,617,803
11,508,801	JPMorgan Growth Advantage Fund, Class R5 Shares	134,077,529
4,402,567	JPMorgan Intrepid America Fund, Class R5 Shares	131,812,871
3,746,325	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	77,623,848
447,347	JPMorgan Small Cap Equity Fund, Class R5 Shares	19,777,219
1,580,592	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	22,128,295
721,498	JPMorgan Small Cap Value Fund, Class R6 Shares	17,943,666
10,246,759	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	131,363,448
5,904,700	JPMorgan Value Advantage Fund, Institutional Class Shares	146,082,266

	Total U.S. Equity	920,426,945

	Total Investment Companies (Cost $2,007,739,240)	2,262,906,384

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
23,800,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $23,809,425)	23,817,660

	Total Investments — 100.5% (Cost $2,031,548,665)	2,286,724,044
	Liabilities in Excess of Other Assets — (0.5)%	(11,796,623)

	NET ASSETS — 100.0%	$2,274,927,421

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
585	Amsterdam Exchanges Index	07/19/13	$52,510,643	$(1,099,089)
381	TOPIX Index	09/12/13	43,447,369	724,963
268	10 Year U.S. Treasury Note	09/19/13	33,918,750	(791,987)
85	DAX Index	09/20/13	22,035,389	(642,639)
419	Dow Jones Euro STOXX 50 Index	09/20/13	14,169,267	(205,678)
220	E-mini Russell 2000	09/20/13	21,443,400	188,760
1,279	E-mini S&P 500	09/20/13	102,275,235	(202,498)
128	Long Gilt	09/26/13	21,784,871	(1,005,233)

	Short Futures Outstanding
(429)	CAC 40 10 Euro	07/19/13	(20,853,740)	709,516
(452)	FTSE 100 Index	09/20/13	(42,358,427)	1,087,554
(1,826)	5 Year U.S. Treasury Note	09/30/13	(221,031,594)	3,271,108

				$2,034,777

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.4% (b)
	Alternative Assets — 5.8%
2,323,661	JPMorgan International Realty Fund, Class R5 Shares	22,678,932
3,548,857	JPMorgan Realty Income Fund, Class R5 Shares	42,728,238

	Total Alternative Assets	65,407,170

	Fixed Income — 18.6%
8,753,926	JPMorgan Core Bond Fund, Class R6 Shares	102,245,852
1,516,076	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	14,478,529
2,362,004	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	19,510,150
595,355	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	5,655,868
8,739,682	JPMorgan High Yield Fund, Class R6 Shares	70,092,249

	Total Fixed Income	211,982,648

	International Equity — 27.5%
4,000,665	JPMorgan Emerging Economies Fund, Class R5 Shares	49,768,267
2,808,375	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	62,177,420
5,538,605	JPMorgan International Equity Fund, Class R6 Shares	79,257,440
5,877,685	JPMorgan International Opportunities Fund, Class R6 Shares (m)	79,525,072
2,415,407	JPMorgan Intrepid International Fund, Institutional Class Shares	42,245,466

	Total International Equity	312,973,665

	Money Market — 2.2%
25,040,636	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (l) (m)	25,040,636

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 45.3%
6,714,011	JPMorgan Disciplined Equity Fund, Class R6 Shares	136,562,983
6,243,522	JPMorgan Growth Advantage Fund, Class R5 Shares	72,737,031
2,614,719	JPMorgan Intrepid America Fund, Class R5 Shares	78,284,681
1,943,574	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	40,270,853
269,252	JPMorgan Small Cap Equity Fund, Class R5 Shares	11,903,628
863,917	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	12,094,837
468,745	JPMorgan Small Cap Value Fund, Class R6 Shares	11,657,688
5,729,984	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	73,458,395
3,142,327	JPMorgan Value Advantage Fund, Institutional Class Shares	77,741,163

	Total U.S. Equity	514,711,259

	Total Investment Companies (Cost $1,028,043,002)	1,130,115,378

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
10,065,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $10,068,986)	10,072,468

	Total Investments — 100.3% (Cost $1,038,111,988)	1,140,187,846
	Liabilities in Excess of Other Assets — (0.3)%	(3,689,459)

	NET ASSETS — 100.0%	$1,136,498,387

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
300	Amsterdam Exchanges Index	07/19/13	$26,928,534	$(563,638)
208	TOPIX Index	09/12/13	23,719,298	395,780
130	10 Year U.S. Treasury Note	09/19/13	16,453,125	(384,173)
40	DAX Index	09/20/13	10,369,595	(302,464)
184	Dow Jones EURO STOXX 50 Index	09/20/13	6,222,304	(140,161)
93	E-mini Russell 2000	09/20/13	9,064,710	79,794
588	E-mini S&P 500	09/20/13	47,019,420	(40,891)
64	Long Gilt	09/26/13	10,892,435	(502,617)

	Short Futures Outstanding
(212)	CAC 40 10 Euro	07/19/13	(10,305,345)	350,623
(230)	FTSE 100 Index	09/20/13	(21,554,067)	553,725
(944)	5 Year U.S. Treasury Note	09/30/13	(114,268,250)	1,633,338

				$1,079,316

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 6.2%
3,205,483	JPMorgan International Realty Fund, Class R5 Shares	31,285,515
5,501,782	JPMorgan Realty Income Fund, Class R5 Shares	66,241,453

	Total Alternative Assets	97,526,968

	Fixed Income — 15.2%
8,870,649	JPMorgan Core Bond Fund, Class R6 Shares	103,609,185
1,309,646	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	12,507,116
2,395,039	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	19,783,024
1,038,017	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	9,861,161
11,819,749	JPMorgan High Yield Fund, Class R6 Shares	94,794,383

	Total Fixed Income	240,554,869

	International Equity — 28.4%
5,804,871	JPMorgan Emerging Economies Fund, Class R5 Shares	72,212,601
3,967,991	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	87,851,324
7,951,454	JPMorgan International Equity Fund, Class R6 Shares	113,785,311
8,479,056	JPMorgan International Opportunities Fund, Class R6 Shares (m)	114,721,622
3,446,836	JPMorgan Intrepid International Fund, Institutional Class Shares	60,285,164

	Total International Equity	448,856,022

	Money Market — 2.5%
38,880,023	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (l) (m)	38,880,023

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 46.7%
9,556,761	JPMorgan Disciplined Equity Fund, Class R6 Shares	194,384,527
9,146,653	JPMorgan Growth Advantage Fund, Class R5 Shares	106,558,509
3,718,084	JPMorgan Intrepid America Fund, Class R5 Shares	111,319,430
2,841,620	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	58,878,372
284,482	JPMorgan Small Cap Equity Fund, Class R5 Shares	12,576,953
1,215,647	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	17,019,057
681,320	JPMorgan Small Cap Value Fund, Class R6 Shares	16,944,437
8,257,723	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	105,864,014
4,597,191	JPMorgan Value Advantage Fund, Institutional Class Shares	113,734,499

	Total U.S. Equity	737,279,798

	Total Investment Companies (Cost $1,360,223,394)	1,563,097,680

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
14,555,000	U.S. Treasury Notes, 0.250%, 01/31/14 (k) (m) (Cost $14,560,764)	14,565,800

	Total Investments — 99.9% (Cost $1,374,784,158)	1,577,663,480
	Other Assets in Excess of Liabilities — 0.1%	1,091,293

	NET ASSETS — 100.0%	$1,578,754,773

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
428	Amsterdam Exchanges Index	07/19/13	$38,418,043	$(804,162)
272	TOPIX Index	09/12/13	31,017,544	517,611
232	10 Year U.S. Treasury Note	09/19/13	29,362,500	(685,601)
60	DAX Index	09/20/13	15,554,392	(453,539)
240	Dow Jones EURO STOXX 50 Index	09/20/13	8,116,048	(290,158)
157	E-mini Russell 2000	09/20/13	15,302,790	134,706
853	E-mini S&P 500	09/20/13	68,210,145	(201,621)
89	Long Gilt	09/26/13	15,147,293	(698,951)

	Short Futures Outstanding
(302)	CAC 40 10 Euro	07/19/13	(14,680,256)	499,478
(308)	FTSE 100 Index	09/20/13	(28,863,706)	741,151
(1,317)	5 Year U.S. Treasury Note	09/30/13	(159,418,734)	2,347,230

				$1,106,144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.4% (b)
	Alternative Assets — 6.0%
1,137,572	JPMorgan International Realty Fund, Class R5 Shares	11,102,698
1,973,965	JPMorgan Realty Income Fund, Class R5 Shares	23,766,540

	Total Alternative Assets	34,869,238

	Fixed Income — 15.3%
3,228,886	JPMorgan Core Bond Fund, Class R6 Shares	37,713,383
605,485	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	5,782,386
982,859	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	8,118,417
367,435	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	3,490,632
4,187,389	JPMorgan High Yield Fund, Class R6 Shares	33,582,857

	Total Fixed Income	88,687,675

	International Equity — 28.5%
2,113,003	JPMorgan Emerging Economies Fund, Class R5 Shares	26,285,758
1,464,189	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	32,417,136
2,903,246	JPMorgan International Equity Fund, Class R6 Shares	41,545,454
3,069,992	JPMorgan International Opportunities Fund, Class R6 Shares	41,536,992
1,307,461	JPMorgan Intrepid International Fund, Institutional Class Shares	22,867,487

	Total International Equity	164,652,827

	Money Market — 2.9%
16,722,610	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (l) (m)	16,722,610

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 46.7%
3,507,504	JPMorgan Disciplined Equity Fund, Class R6 Shares	71,342,625
3,360,068	JPMorgan Growth Advantage Fund, Class R5 Shares	39,144,788
1,362,382	JPMorgan Intrepid America Fund, Class R5 Shares	40,789,706
1,036,331	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	21,472,776
121,434	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,368,603
503,175	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	7,044,449
206,323	JPMorgan Small Cap Value Fund, Class R6 Shares	5,131,258
2,994,907	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	38,394,710
1,660,384	JPMorgan Value Advantage Fund, Institutional Class Shares	41,077,888

	Total U.S. Equity	269,766,803

	Total Investment Companies (Cost $525,457,818)	574,699,153

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.4%
8,065,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $8,068,751)	8,070,984

	Total Investments — 100.8% (Cost $533,526,569)	582,770,137
	Liabilities in Excess of Other Assets — (0.8)%	(4,649,650)

	NET ASSETS — 100.0%	$578,120,487

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
151	Amsterdam Exchanges Index	07/19/13	$13,554,029	$(283,737)
101	TOPIX Index	09/12/13	11,517,544	192,188
81	10 Year U.S. Treasury Note	09/19/13	10,251,563	(239,369)
21	DAX Index	09/20/13	5,444,037	(158,793)
85	Dow Jones EURO STOXX 50 Index	09/20/13	2,874,434	(35,881)
51	E-mini Russell 2000	09/20/13	4,970,970	43,758
319	E-mini S&P 500	09/20/13	25,508,835	(59,013)
33	Long Gilt	09/26/13	5,616,411	(259,162)

	Short Futures Outstanding
(109)	CAC 40 10 Euro	07/19/13	(5,298,503)	180,275
(108)	FTSE 100 Index	09/20/13	(10,121,040)	259,692
(483)	5 Year U.S. Treasury Note	09/30/13	(58,465,641)	849,205

				$489,163

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.1% (b)
	Alternative Assets — 5.9%
1,045,139	JPMorgan International Realty Fund, Class R5 Shares	10,200,556
1,793,185	JPMorgan Realty Income Fund, Class R5 Shares	21,589,942

	Total Alternative Assets	31,790,498

	Fixed Income — 15.2%
2,930,773	JPMorgan Core Bond Fund, Class R6 Shares	34,231,431
503,758	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	4,810,888
928,805	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	7,671,933
253,043	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (m)	2,403,910
3,957,251	JPMorgan High Yield Fund, Class R6 Shares	31,737,157

	Total Fixed Income	80,855,319

	International Equity — 28.7%
1,940,453	JPMorgan Emerging Economies Fund, Class R5 Shares	24,139,233
1,349,273	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	29,872,910
2,665,469	JPMorgan International Equity Fund, Class R6 Shares	38,142,864
2,891,274	JPMorgan International Opportunities Fund, Class R6 Shares (m)	39,118,936
1,248,097	JPMorgan Intrepid International Fund, Institutional Class Shares	21,829,208

	Total International Equity	153,103,151

	Money Market — 2.5%
13,264,534	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (l) (m)	13,264,534

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 46.8%
3,258,248	JPMorgan Disciplined Equity Fund, Class R6 Shares	66,272,768
3,094,805	JPMorgan Growth Advantage Fund, Class R5 Shares	36,054,480
1,213,839	JPMorgan Intrepid America Fund, Class R5 Shares	36,342,334
920,901	JPMorgan Mid Cap Core Fund, Class R6 Shares (m)	19,081,059
114,484	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,061,344
481,359	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	6,739,029
207,245	JPMorgan Small Cap Value Fund, Class R6 Shares	5,154,195
2,834,424	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	36,337,315
1,560,278	JPMorgan Value Advantage Fund, Institutional Class Shares	38,601,267

	Total U.S. Equity	249,643,791

	Total Investment Companies (Cost $483,274,211)	528,657,293

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.4%
7,320,000	U.S. Treasury Note, 0.250%, 01/31/14 (k) (m) (Cost $7,323,364)	7,325,431

	Total Investments — 100.5% (Cost $490,597,575)	535,982,724
	Liabilities in Excess of Other Assets — (0.5)%	(2,845,583)

	NET ASSETS — 100.0%	$533,137,141

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
134	Amsterdam Exchanges Index	07/19/13	$12,028,079	$(251,688)
93	TOPIX Index	09/12/13	10,605,263	177,033
80	10 Year U.S. Treasury Note	09/19/13	10,125,000	(236,414)
18	DAX Index	09/20/13	4,666,317	(136,119)
87	Dow Jones EURO STOXX 50 Index	09/20/13	2,942,068	16,348
50	E-mini Russell 2000	09/20/13	4,873,500	42,900
297	E-mini S&P 500	09/20/13	23,749,605	(47,456)
30	Long Gilt	09/26/13	5,105,829	(235,602)

	Short Futures Outstanding
(103)	CAC 40 10 Euro	07/19/13	(5,006,842)	170,341
(108)	FTSE 100 Index	09/20/13	(10,121,040)	259,692
(442)	5 Year U.S. Treasury Note	09/30/13	(53,502,719)	780,953

				$539,988

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.6% (b)
	Alternative Assets — 5.9%
37,943	JPMorgan International Realty Fund, Class R5 Shares	370,326
59,443	JPMorgan Realty Income Fund, Class R5 Shares	715,694

	Total Alternative Assets	1,086,020

	Fixed Income — 7.8%
2,367	JPMorgan Core Bond Fund, Class R6 Shares	27,647
182	JPMorgan Corporate Bond Fund, Class R6 Shares	1,739
31,210	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	257,796
8,350	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	79,322
131,130	JPMorgan High Yield Fund, Class R6 Shares	1,051,662

	Total Fixed Income	1,418,166

	International Equity — 30.3%
66,614	JPMorgan Emerging Economies Fund, Class R5 Shares	828,676
45,161	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	999,874
102,245	JPMorgan International Equity Fund, Class R6 Shares	1,463,132
103,755	JPMorgan International Opportunities Fund, Class R6 Shares	1,403,805
46,733	JPMorgan Intrepid International Fund, Institutional Class Shares	817,368

	Total International Equity	5,512,855

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 0.5%
91,085	JPMorgan Prime Money Market Fund, Institutional Class Shares (l) (m)	91,085

	U.S. Equity — 55.1%
152,008	JPMorgan Disciplined Equity Fund, Class R6 Shares	3,091,836
107,573	JPMorgan Growth Advantage Fund, Class R5 Shares	1,253,227
49,720	JPMorgan Intrepid America Fund, Class R5 Shares	1,488,630
31,737	JPMorgan Mid Cap Core Fund, Class R6 Shares	657,600
3,139	JPMorgan Small Cap Equity Fund, Class R5 Shares	138,768
25,687	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	359,615
12,741	JPMorgan Small Cap Value Fund, Class R6 Shares	316,878
112,847	JPMorgan U.S. Equity Fund, Class R6 Shares	1,446,699
51,781	JPMorgan Value Advantage Fund, Institutional Class Shares	1,281,061

	Total U.S. Equity	10,034,314

	Total Investment Companies (Cost $17,726,379)	18,142,440

	Total Investments — 99.6% (Cost $17,726,379)	18,142,440
	Other Assets in Excess of Liabilities — 0.4%	73,572

	NET ASSETS — 100.0%	$18,216,012

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2013.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$16,405,326	$10,406,931	$16,735,554
Investments in affiliates, at value	737,080,203	468,866,590	1,243,357,979

Total investment securities, at value	753,485,529	479,273,521	1,260,093,533
Receivables:
Investment securities sold	24,200,000	13,950,000	43,800,000
Fund shares sold	6,108,132	1,641,649	9,069,906
Interest and dividends from non-affiliates	173,761	109,409	213,459
Dividends from affiliates	1,611,450	1,030,984	2,955,667
Variation margin on futures contracts	1,402,086	558,031	2,005,873
Due from Advisor	43,176	21,008	10,277

Total Assets	787,024,134	496,584,602	1,318,148,715

LIABILITIES:
Payables:
Distributions	98,288	105,772	213,071
Investment securities purchased	21,273,787	14,839,731	26,254,610
Fund shares redeemed	10,928,210	873,199	16,451,380
Accrued liabilities:
Shareholder servicing fees	15,752	14,456	33,200
Distribution fees	59,672	48,613	105,838
Trustees’ and Chief Compliance Officer’s fees	579	171	1,079
Other	76,839	79,666	101,830

Total Liabilities	32,453,127	15,961,608	43,161,008

Net Assets	$754,571,007	$480,622,994	$1,274,987,707

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
NET ASSETS:
Paid-in-Capital	$722,726,685	$460,510,843	$1,202,208,854
Accumulated undistributed (distributed in excess of) net investment income	(17,526)	(14,078)	(31,138)
Accumulated net realized gains (losses)	(16,133,778)	(19,136,238)	(27,638,804)
Net unrealized appreciation (depreciation)	47,995,626	39,262,467	100,448,795

Total Net Assets	$754,571,007	$480,622,994	$1,274,987,707

Net Assets:
Class A	$207,251,354	$174,744,842	$345,597,966
Class C	6,649,282	9,481,624	17,518,436
Class R2	31,858,647	16,080,043	56,742,819
Institutional Class	393,543,989	171,978,362	607,263,583
Select Class	115,267,735	108,338,123	247,864,903

Total	$754,571,007	$480,622,994	$1,274,987,707

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,627,412	10,977,852	21,189,586
Class C	406,439	598,313	1,080,498
Class R2	1,944,275	1,011,813	3,487,419
Institutional Class	23,914,515	10,782,461	37,149,317
Select Class	7,014,182	6,802,119	15,176,969

Net asset value (a):
Class A — Redemption price per share	$16.41	$15.92	$16.31
Class C — Offering price per share (b)	16.36	15.85	16.21
Class R2 — Offering and redemption price per share	16.39	15.89	16.27
Institutional Class — Offering and redemption price per share	16.46	15.95	16.35
Select Class — Offering and redemption price per share	16.43	15.93	16.33
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.18	$16.67	$17.08

Cost of investments in non-affiliates	$18,075,372	$11,446,639	$18,418,288
Cost of investments in affiliates	687,763,766	428,757,960	1,141,641,621

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$16,179,906	$11,273,359	$23,817,660
Investments in affiliates, at value	2,545,052,570	1,649,781,558	2,262,906,384

Total investment securities, at value	2,561,232,476	1,661,054,917	2,286,724,044
Receivables:
Investment securities sold	61,175,000	7,000,000	22,000,000
Fund shares sold	15,981,549	15,273,272	14,130,242
Interest and dividends from non-affiliates	75,129	11,747	24,819
Dividends from affiliates	6,019,485	3,824,671	5,100,069
Variation margin on futures contracts	1,885,042	1,781,719	3,403,618
Due from Advisor	70,873	56,294	108,013

Total Assets	2,646,439,554	1,689,002,620	2,331,490,805

LIABILITIES:
Payables:
Distributions	333,786	249,805	267,131
Investment securities purchased	22,467,726	14,123,593	16,748,547
Fund shares redeemed	42,109,680	5,432,562	39,026,926
Accrued liabilities:
Shareholder servicing fees	75,260	45,332	61,894
Distribution fees	200,557	156,505	190,700
Trustees’ and Chief Compliance Officer’s fees	2,044	1,873	1,863
Other	247,408	143,455	266,323

Total Liabilities	65,436,461	20,153,125	56,563,384

Net Assets	$2,581,003,093	$1,668,849,495	$2,274,927,421

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund
NET ASSETS:
Paid-in-Capital	$2,379,397,983	$1,523,923,232	$2,032,114,936
Accumulated undistributed (distributed in excess of) net investment income	(55,679)	38,785	(44,857)
Accumulated net realized gains (losses)	(31,449,551)	15,378,450	(14,316,368)
Net unrealized appreciation (depreciation)	233,110,340	129,509,028	257,173,710

Total Net Assets	$2,581,003,093	$1,668,849,495	$2,274,927,421

Net Assets:
Class A	$652,936,166	$524,850,362	$626,316,366
Class C	26,331,781	20,270,701	25,631,541
Class R2	123,433,251	90,656,793	116,048,480
Institutional Class	1,199,064,978	684,782,838	1,036,751,950
Select Class	579,236,917	348,288,801	470,179,084

Total	$2,581,003,093	$1,668,849,495	$2,274,927,421

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	39,098,912	32,733,022	36,966,731
Class C	1,581,421	1,266,905	1,521,710
Class R2	7,405,367	5,667,502	6,864,829
Institutional Class	71,552,663	42,603,898	60,958,059
Select Class	34,590,719	21,681,694	27,692,638

Net asset value (a):
Class A — Redemption price per share	$16.70	$16.03	$16.94
Class C — Offering price per share (b)	16.65	16.00	16.84
Class R2 — Offering and redemption price per share	16.67	16.00	16.90
Institutional Class — Offering and redemption price per share	16.76	16.07	17.01
Select Class — Offering and redemption price per share	16.75	16.06	16.98
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.49	$16.79	$17.74

Cost of investments in non-affiliates	$16,815,140	$11,270,018	$23,809,425
Cost of investments in affiliates	2,311,828,406	1,521,081,951	2,007,739,240

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund
ASSETS:
Investments in non-affiliates, at value	$10,072,468	$14,565,800	$8,070,984
Investments in affiliates, at value	1,130,115,378	1,563,097,680	574,699,153

Total investment securities, at value	1,140,187,846	1,577,663,480	582,770,137
Receivables:
Investment securities sold	—	26,250,000	—
Fund shares sold	8,972,295	7,024,731	3,659,814
Interest and dividends from non-affiliates	10,496	15,178	8,410
Dividends from affiliates	2,515,160	3,488,520	1,234,499
Variation margin on futures contracts	2,198,457	2,405,770	1,462,405
Due from Advisor	70,014	147,307	85,618

Total Assets	1,153,954,268	1,616,994,986	589,220,883

LIABILITIES:
Payables:
Distributions	146,750	167,129	70,953
Investment securities purchased	12,314,447	10,262,436	9,709,126
Fund shares redeemed	4,723,049	27,358,604	1,156,843
Accrued liabilities:
Shareholder servicing fees	30,763	40,963	13,859
Distribution fees	112,119	134,480	59,036
Trustees’ and Chief Compliance Officer’s fees	391	1,331	259
Other	128,362	275,270	90,320

Total Liabilities	17,455,881	38,240,213	11,100,396

Net Assets	$1,136,498,387	$1,578,754,773	$578,120,487

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund
NET ASSETS:
Paid-in-Capital	$1,017,885,414	$1,384,928,594	$520,433,567
Accumulated undistributed (distributed in excess of) net investment income	38,716	3,456	20,839
Accumulated net realized gains (losses)	15,462,339	(10,145,200)	7,949,751
Net unrealized appreciation (depreciation)	103,111,918	203,967,923	49,716,330

Total Net Assets	$1,136,498,387	$1,578,754,773	$578,120,487

Net Assets:
Class A	$380,599,455	$448,919,625	$195,534,833
Class C	13,673,242	17,539,682	6,672,821
Class R2	64,440,577	78,247,889	36,478,073
Institutional Class	441,806,897	721,292,751	232,443,865
Select Class	235,978,216	312,754,826	106,990,895

Total	$1,136,498,387	$1,578,754,773	$578,120,487

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	23,571,736	26,192,234	12,001,041
Class C	850,541	1,031,536	410,774
Class R2	3,998,140	4,578,937	2,243,120
Institutional Class	27,247,450	41,914,491	14,221,128
Select Class	14,558,952	18,207,676	6,549,274

Net asset value (a):
Class A — Redemption price per share	$16.15	$17.14	$16.29
Class C — Offering price per share (b)	16.08	17.00	16.24
Class R2 — Offering and redemption price per share	16.12	17.09	16.26
Institutional Class — Offering and redemption price per share	16.21	17.21	16.34
Select Class — Offering and redemption price per share	16.21	17.18	16.34
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.91	$17.95	$17.06

Cost of investments in non-affiliates	$10,068,986	$14,560,764	$8,068,751
Cost of investments in affiliates	1,028,043,002	1,360,223,394	525,457,818

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$7,325,431	$—
Investments in affiliates, at value	528,657,293	18,142,440

Total investment securities, at value	535,982,724	18,142,440
Receivables:
Investment securities sold	1,500,000	—
Fund shares sold	2,587,546	142,300
Interest and dividends from non-affiliates	7,633	—
Dividends from affiliates	1,163,555	41,859
Variation margin on futures contracts	1,612,640	—
Due from Advisor	115,505	5,607

Total Assets	542,969,603	18,332,206

LIABILITIES:
Payables:
Distributions	63,773	1,462
Investment securities purchased	7,613,257	96,855
Fund shares redeemed	1,968,851	10,592
Accrued liabilities:
Shareholder servicing fees	15,016	467
Distribution fees	48,649	1,921
Trustees’ and Chief Compliance Officer’s fees	707	12
Other	122,209	4,885

Total Liabilities	9,832,462	116,194

Net Assets	$533,137,141	$18,216,012

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
NET ASSETS:
Paid-in-Capital	$480,166,735	$17,795,181
Accumulated undistributed (distributed in excess of) net investment income	3,704	1,691
Accumulated net realized gains (losses)	7,068,263	3,079
Net unrealized appreciation (depreciation)	45,898,439	416,061

Total Net Assets	$533,137,141	$18,216,012

Net Assets:
Class A	$153,506,488	$5,900,363
Class C	7,056,864	210,550
Class R2	31,554,095	1,713,490
Institutional Class	225,551,927	6,795,403
Select Class	115,467,767	3,596,206

Total	$533,137,141	$18,216,012

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	9,426,359	337,480
Class C	435,106	12,047
Class R2	1,941,632	98,045
Institutional Class	13,800,427	388,246
Select Class	7,071,349	205,510

Net asset value (a):
Class A — Redemption price per share	$16.28	$17.48
Class C — Offering price per share (b)	16.22	17.48
Class R2 — Offering and redemption price per share	16.25	17.48
Institutional Class — Offering and redemption price per share	16.34	17.50
Select Class — Offering and redemption price per share	16.33	17.50
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.05	$18.30

Cost of investments in non-affiliates	$7,323,364	$—
Cost of investments in affiliates	483,274,211	17,726,379

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$168,557	$106,171	$208,589
Dividend income from affiliates	14,909,308	9,999,370	25,936,456
Interest income from non-affiliates	7,124	6,178	9,893

Total investment income	15,084,989	10,111,719	26,154,938

EXPENSES:
Distribution fees:
Class A	405,875	358,445	721,439
Class C	41,610	65,154	110,432
Class R2	124,236	71,661	234,196
Shareholder servicing fees:
Class A	405,875	358,445	721,439
Class C	13,870	21,718	36,811
Class R2	62,118	35,831	117,097
Institutional Class	335,750	135,089	470,512
Select Class	230,436	299,545	549,230
Interest expense to affiliates	2,128	1,332	1,758
Trustees’ and Chief Compliance Officer’s fees	7,030	4,796	11,780
Transfer agent fees	446,953	347,849	660,169
Other	9,628	8,741	13,170

Total expenses	2,085,509	1,708,606	3,648,033

Less amounts waived	(901,465)	(657,869)	(1,543,462)
Less expense reimbursements	(339,479)	(234,994)	(373,011)

Net expenses	844,565	815,743	1,731,560

Net investment income (loss)	14,240,424	9,295,976	24,423,378

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(210)	(138)	533
Investment in affiliates	(3,953,974)	(2,520,713)	(1,914,311)
Futures	3,727,146	2,341,306	6,223,103
Foreign currency transactions	(47,653)	(4,757)	(50,737)

Net realized gains (losses)	(274,691)	(184,302)	4,258,588

Distributions of capital gains received from investment company affiliates	3,811,452	2,436,989	6,810,784
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(1,669,234)	(1,039,016)	(1,681,330)
Investments in affiliates	18,092,803	12,877,454	43,918,167
Futures	(380,431)	(450,476)	(1,020,388)
Foreign currency translations	(21,434)	(9,734)	(20,209)

Change in net unrealized appreciation/depreciation	16,021,704	11,378,228	41,196,240

Net realized/unrealized gains (losses)	19,558,465	13,630,915	52,265,612

Change in net assets resulting from operations	$33,798,889	$22,926,891	$76,688,990

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$62,005	$—	$—
Dividend income from affiliates	49,671,895	28,468,046	39,466,612
Interest income from non-affiliates	23,240	19,610	39,769

Total investment income	49,757,140	28,487,656	39,506,381

EXPENSES:
Distribution fees:
Class A	1,311,131	1,026,534	1,221,966
Class C	163,233	107,214	151,457
Class R2	475,877	351,053	414,054
Shareholder servicing fees:
Class A	1,311,131	1,026,534	1,221,966
Class C	54,411	35,738	50,486
Class R2	237,939	175,527	207,027
Institutional Class	895,408	449,517	778,771
Select Class	1,307,787	710,292	1,093,184
Interest expense to affiliates	1,708	1,937	2,546
Trustees’ and Chief Compliance Officer’s fees	23,316	13,851	20,449
Transfer agent fees	1,426,935	891,073	1,598,160
Other	19,184	99,019	16,865

Total expenses	7,228,060	4,888,289	6,776,931

Less amounts waived	(2,989,351)	(1,949,987)	(2,665,227)
Less expense reimbursements	(851,463)	(512,434)	(912,331)

Net expenses	3,387,246	2,425,868	3,199,373

Net investment income (loss)	46,369,894	26,061,788	36,307,008

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	970	760	756
Investment in affiliates	890,280	651,436	536,004
Futures	23,813,496	18,679,595	38,227,535
Foreign currency transactions	6,130	(24,154)	14,332

Net realized gains (losses)	24,710,876	19,307,637	38,778,627

Distributions of capital gains received from investment company affiliates	12,950,478	8,777,960	12,562,332
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(632,580)	5,159	12,298
Investments in affiliates	110,213,593	85,166,988	145,922,420
Futures	(3,453,601)	(2,150,147)	(3,904,491)
Foreign currency translations	(32,257)	(21,384)	(45,949)

Change in net unrealized appreciation/depreciation	106,095,155	83,000,616	141,984,278

Net realized/unrealized gains (losses)	143,756,509	111,086,213	193,325,237

Change in net assets resulting from operations	$190,126,403	$137,148,001	$229,632,245

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013 (continued)

	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$18,672	$27,606	$10,818
Dividend income from affiliates	17,168,557	25,463,703	8,284,709

Total investment income	17,187,229	25,491,309	8,295,527

EXPENSES:
Distribution fees:
Class A	719,582	866,024	358,805
Class C	73,315	101,512	34,541
Class R2	234,488	285,574	135,276
Shareholder servicing fees:
Class A	719,582	866,024	358,805
Class C	24,438	33,837	11,513
Class R2	117,244	142,787	67,638
Institutional Class	281,688	557,669	147,069
Select Class	483,486	714,595	207,134
Interest expense to affiliates	3,462	2,510	2,006
Trustees’ and Chief Compliance Officer’s fees	8,244	14,263	4,085
Transfer agent fees	795,482	1,622,813	622,051
Other	81,813	15,938	41,346

Total expenses	3,542,824	5,223,546	1,990,269

Less amounts waived	(1,321,682)	(1,865,849)	(660,970)
Less expense reimbursements	(557,703)	(1,148,788)	(505,439)

Net expenses	1,663,439	2,208,909	823,860

Net investment income (loss)	15,523,790	23,282,400	7,471,667

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,131	1,377	(137)
Investment in affiliates	1,262,880	(1,799,023)	255,264
Futures	18,450,208	26,291,233	9,155,118
Foreign currency transactions	(96,372)	44,470	(33,778)

Net realized gains (losses)	19,617,847	24,538,057	9,376,467

Distributions of capital gains received from investment company affiliates	6,547,899	9,916,941	3,342,859
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	5,179	8,493	2,977
Investments in affiliates	73,975,559	126,708,149	38,277,714
Futures	(1,629,891)	(3,686,051)	(766,930)
Foreign currency translations	(48,381)	(24,456)	(18,901)

Change in net unrealized appreciation/depreciation	72,302,466	123,006,135	37,494,860

Net realized/unrealized gains (losses)	98,468,212	157,461,133	50,214,186

Change in net assets resulting from operations	$113,992,002	$180,743,533	$57,685,853

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$9,714	$—
Dividend income from affiliates	7,598,314	125,450

Total investment income	7,608,028	125,450

EXPENSES:
Distribution fees:
Class A	270,642	5,657
Class C	42,403	538
Class R2	120,576	2,829
Shareholder servicing fees:
Class A	270,642	5,657
Class C	14,135	180
Class R2	60,288	1,414
Institutional Class	146,842	1,820
Select Class	220,607	4,571
Custodian and accounting fees	—	— (a)
Interest expense to affiliates	2,492	—
Trustees’ and Chief Compliance Officer’s fees	4,118	57
Transfer agent fees	714,511	14,085
Other	25,688	740

Total expenses	1,892,944	37,548

Less amounts waived	(571,668)	(10,792)
Less expense reimbursements	(595,072)	(12,261)

Net expenses	726,204	14,495

Net investment income (loss)	6,881,824	110,955

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(120)	—
Investment in affiliates	(284,833)	(17,372)
Futures	7,987,337	—
Foreign currency transactions	(74,227)	—

Net realized gains (losses)	7,628,157	(17,372)

Distributions of capital gains received from investment company affiliates	2,906,736	47,079
Change in net unrealized appreciation/depreciation of
Investments in non-affiliates	2,780	—
Investments in affiliates	35,109,382	387,712
Futures	(654,865)	—
Foreign currency translations	(25,749)	—

Change in net unrealized appreciation/depreciation	34,431,548	387,712

Net realized/unrealized gains (losses)	44,966,441	417,419

Change in net assets resulting from operations	$51,848,265	$528,374

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,240,424	$10,989,871	$9,295,976	$9,345,111
Net realized gain (loss)	(274,691)	(3,819,171)	(184,302)	(2,419,678)
Distributions of capital gains received from investment company affiliates	3,811,452	1,582,283	2,436,989	1,403,669
Change in net unrealized appreciation/depreciation	16,021,704	3,768,297	11,378,228	1,238,280

Change in net assets resulting from operations	33,798,889	12,521,280	22,926,891	9,567,382

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,080,272)	(2,516,529)	(3,650,118)	(2,312,322)
Class C
From net investment income	(106,526)	(80,773)	(165,554)	(127,508)
Class R2
From net investment income	(583,256)	(192,302)	(341,431)	(181,499)
Institutional Class
From net investment income	(9,189,878)	(6,145,047)	(3,736,309)	(2,437,833)
Select Class
From net investment income	(2,389,464)	(1,687,623)	(2,945,883)	(4,041,304)

Total distributions to shareholders	(16,349,396)	(10,622,274)	(10,839,295)	(9,100,466)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	260,532,164	178,758,802	93,618,972	78,047,778

NET ASSETS:
Change in net assets	277,981,657	180,657,808	105,706,568	78,514,694
Beginning of period	476,589,350	295,931,542	374,916,426	296,401,732

End of period	$754,571,007	$476,589,350	$480,622,994	$374,916,426

Accumulated undistributed (distributed in excess of) net investment income	$(17,526)	$798,399	$(14,078)	$685,257

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,423,378	$18,096,041	$46,369,894	$33,602,667
Net realized gain (loss)	4,258,588	(8,523,815)	24,710,876	(9,075,791)
Distributions of capital gains received from investment company affiliates	6,810,784	2,549,204	12,950,478	4,787,584
Change in net unrealized appreciation/depreciation	41,196,240	6,582,273	106,095,155	6,633,647

Change in net assets resulting from operations	76,688,990	18,703,703	190,126,403	35,948,107

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,417,615)	(4,594,228)	(13,065,260)	(7,045,978)
Class C
From net investment income	(287,433)	(182,912)	(405,950)	(232,670)
Class R2
From net investment income	(1,140,808)	(439,891)	(2,230,413)	(734,403)
Institutional Class
From net investment income	(13,385,255)	(7,612,549)	(24,573,539)	(12,331,131)
Select Class
From net investment income	(5,801,576)	(4,517,608)	(13,029,635)	(11,280,286)

Total distributions to shareholders	(28,032,687)	(17,347,188)	(53,304,797)	(31,624,468)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	425,905,260	293,985,323	838,647,006	576,862,837

NET ASSETS:
Change in net assets	474,561,563	295,341,838	975,468,612	581,186,476
Beginning of period	800,426,144	505,084,306	1,605,534,481	1,024,348,005

End of period	$1,274,987,707	$800,426,144	$2,581,003,093	$1,605,534,481

Accumulated undistributed (distributed in excess of) net investment income	$(31,138)	$1,392,069	$(55,679)	$2,885,145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,061,788	$14,776,153	$36,307,008	$24,938,761
Net realized gain (loss)	19,307,637	(6,582,017)	38,778,627	(14,377,889)
Distributions of capital gains received from investment company affiliates	8,777,960	2,362,725	12,562,332	4,436,812
Change in net unrealized appreciation/depreciation	83,000,616	5,886,035	141,984,278	(8,108,170)

Change in net assets resulting from operations	137,148,001	16,442,896	229,632,245	6,889,514

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,743,820)	(4,870,566)	(11,178,062)	(5,270,467)
From net realized gains	(312,478)	(783,881)	—	—
Class C
From net investment income	(259,147)	(98,450)	(337,824)	(156,379)
From net realized gains	(10,804)	(23,140)	—	—
Class R2
From net investment income	(1,567,457)	(488,596)	(1,759,112)	(455,435)
From net realized gains	(59,334)	(69,966)	—	—
Institutional Class
From net investment income	(11,911,799)	(4,171,844)	(19,489,639)	(8,850,144)
From net realized gains	(309,040)	(576,952)	—	—
Select Class
From net investment income	(7,054,184)	(3,893,404)	(9,898,357)	(8,075,475)
From net realized gains	(226,275)	(590,307)	—	—

Total distributions to shareholders	(31,454,338)	(15,567,106)	(42,662,994)	(22,807,900)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	704,287,716	457,181,596	685,663,685	508,757,132

NET ASSETS:
Change in net assets	809,981,379	458,057,386	872,632,936	492,838,746
Beginning of period	858,868,116	400,810,730	1,402,294,485	909,455,739

End of period	$1,668,849,495	$858,868,116	$2,274,927,421	$1,402,294,485

Accumulated undistributed (distributed in excess of) net investment income	$38,785	$1,656,178	$(44,857)	$3,086,719

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,523,790	$8,188,721	$23,282,400	$16,106,584
Net realized gain (loss)	19,617,847	(5,341,334)	24,538,057	(9,353,150)
Distributions of capital gains received from investment company affiliates	6,547,899	1,535,461	9,916,941	3,139,523
Change in net unrealized appreciation/depreciation	72,302,466	542,216	123,006,135	(10,599,102)

Change in net assets resulting from operations	113,992,002	4,925,064	180,743,533	(706,145)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,274,103)	(2,672,270)	(7,580,745)	(3,227,476)
From net realized gains	(425,713)	(470,214)	—	—
Class C
From net investment income	(151,432)	(59,695)	(214,559)	(85,448)
From net realized gains	(14,017)	(16,021)	—	—
Class R2
From net investment income	(950,945)	(232,297)	(1,142,216)	(252,339)
From net realized gains	(74,676)	(36,511)	—	—
Institutional Class
From net investment income	(6,790,694)	(2,194,736)	(13,297,309)	(5,959,923)
From net realized gains	(376,361)	(333,913)	—	—
Select Class
From net investment income	(4,459,381)	(2,292,441)	(6,141,693)	(4,719,703)
From net realized gains	(304,721)	(389,096)	—	—

Total distributions to shareholders	(19,822,043)	(8,697,194)	(28,376,522)	(14,244,889)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	478,977,041	307,581,099	444,593,662	341,834,068

NET ASSETS:
Change in net assets	573,147,000	303,808,969	596,960,673	326,883,034
Beginning of period	563,351,387	259,542,418	981,794,100	654,911,066

End of period	$1,136,498,387	$563,351,387	$1,578,754,773	$981,794,100

Accumulated undistributed (distributed in excess of) net investment income	$38,716	$1,222,493	$3,456	$2,392,998

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,471,667	$3,682,476	$6,881,824	$3,501,787
Net realized gain (loss)	9,376,467	(2,447,467)	7,628,157	(1,800,579)
Distributions of capital gains received from investment company affiliates	3,342,859	717,224	2,906,736	666,277
Change in net unrealized appreciation/depreciation	37,494,860	612,694	34,431,548	(580,170)

Change in net assets resulting from operations	57,685,853	2,564,927	51,848,265	1,787,315

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,098,374)	(1,187,453)	(2,310,129)	(835,338)
From net realized gains	(201,557)	(181,920)	(138,728)	(175,876)
Class C
From net investment income	(70,290)	(25,023)	(87,384)	(25,814)
From net realized gains	(6,323)	(6,080)	(7,733)	(8,566)
Class R2
From net investment income	(539,816)	(113,577)	(469,254)	(116,685)
From net realized gains	(41,769)	(15,172)	(32,918)	(23,734)
Institutional Class
From net investment income	(3,466,698)	(1,091,807)	(3,440,394)	(1,120,975)
From net realized gains	(182,786)	(144,136)	(172,871)	(203,686)
Select Class
From net investment income	(1,873,604)	(851,199)	(1,904,152)	(1,021,261)
From net realized gains	(122,621)	(124,284)	(102,698)	(209,582)

Total distributions to shareholders	(9,603,838)	(3,740,651)	(8,666,261)	(3,741,517)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	266,891,324	149,114,401	241,070,357	131,165,739

NET ASSETS:
Change in net assets	314,973,339	147,938,677	284,252,361	129,211,537
Beginning of period	263,147,148	115,208,471	248,884,780	119,673,243

End of period	$578,120,487	$263,147,148	$533,137,141	$248,884,780

Accumulated undistributed (distributed in excess of) net investment income	$20,839	$595,544	$3,704	$553,909

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2055 Fund
	Year Ended 6/30/2013	Period Ended 6/30/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$110,955	$7,209
Net realized gain (loss)	(17,372)	(5,450)
Distributions of capital gains received from investment company affiliates	47,079	—
Change in net unrealized appreciation/depreciation	387,712	28,349

Change in net assets resulting from operations	528,374	30,108

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(44,285)	(1,013)
From net realized gains	(1,065)	—
Class C
From net investment income	(993)	(66)
From net realized gains	(36)	—
Class R2
From net investment income	(9,506)	(189)
From net realized gains	(228)	—
Institutional Class
From net investment income	(39,464)	(290)
From net realized gains	(555)	—
Select Class
From net investment income	(36,200)	(3,712)
From net realized gains	(891)	—

Total distributions to shareholders	(133,223)	(5,270)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	16,341,763	1,454,260

NET ASSETS:
Change in net assets	16,736,914	1,479,098
Beginning of period	1,479,098	—

End of period	$18,216,012	$1,479,098

Accumulated undistributed (distributed in excess of) net investment income	$1,691	$2,084

(a)	Commencement of operations was January 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$131,502,721	$86,370,799	$106,457,451	$76,089,386
Distributions reinvested	3,961,682	2,452,374	3,391,041	2,164,027
Cost of shares redeemed	(53,776,196)	(37,264,400)	(47,539,089)	(38,216,716)

Change in net assets resulting from Class A capital transactions	$81,688,207	$51,558,773	$62,309,403	$40,036,697

Class C
Proceeds from shares issued	$2,913,268	$2,808,763	$3,840,700	$4,259,939
Distributions reinvested	83,365	61,954	120,336	91,851
Cost of shares redeemed	(1,207,340)	(1,661,692)	(2,246,582)	(1,308,954)

Change in net assets resulting from Class C capital transactions	$1,789,293	$1,209,025	$1,714,454	$3,042,836

Class R2
Proceeds from shares issued	$25,786,054	$18,354,501	$11,471,781	$12,512,605
Distributions reinvested	547,584	167,578	298,450	152,371
Cost of shares redeemed	(10,248,977)	(4,639,419)	(8,567,200)	(3,250,034)

Change in net assets resulting from Class R2 capital transactions	$16,084,661	$13,882,660	$3,203,031	$9,414,942

Institutional Class
Proceeds from shares issued	$206,715,598	$126,468,903	$131,471,619	$56,167,120
Distributions reinvested	9,049,262	6,053,867	3,677,433	2,391,367
Cost of shares redeemed	(92,218,823)	(47,428,409)	(60,202,990)	(41,102,184)

Change in net assets resulting from Institutional Class capital transactions	$123,546,037	$85,094,361	$74,946,062	$17,456,303

Select Class
Proceeds from shares issued	$86,230,921	$48,577,835	$55,446,070	$57,608,782
Distributions reinvested	2,297,771	1,673,200	2,839,974	3,969,021
Cost of shares redeemed	(51,104,726)	(23,237,052)	(106,840,022)	(53,480,803)

Change in net assets resulting from Select Class capital transactions	$37,423,966	$27,013,983	$(48,553,978)	$8,097,000

Total change in net assets resulting from capital transactions	$260,532,164	$178,758,802	$93,618,972	$78,047,778

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	7,960,821	5,543,329	6,656,780	5,023,879
Reinvested	240,991	158,758	212,729	144,593
Redeemed	(3,260,037)	(2,390,223)	(2,976,967)	(2,527,225)

Change in Class A Shares	4,941,775	3,311,864	3,892,542	2,641,247

Class C
Issued	176,919	180,195	241,733	282,511
Reinvested	5,087	4,028	7,586	6,166
Redeemed	(73,409)	(107,426)	(141,524)	(87,042)

Change in Class C Shares	108,597	76,797	107,795	201,635

Class R2
Issued	1,574,622	1,162,767	719,165	821,939
Reinvested	33,336	10,713	18,762	10,089
Redeemed	(621,668)	(294,633)	(539,412)	(214,170)

Change in Class R2 Shares	986,290	878,847	198,515	617,858

Institutional Class
Issued	12,490,841	8,111,082	8,178,121	3,710,577
Reinvested	548,952	391,026	230,066	159,725
Redeemed	(5,550,992)	(3,052,197)	(3,735,679)	(2,719,915)

Change in Institutional Class Shares	7,488,801	5,449,911	4,672,508	1,150,387

Select Class
Issued	5,213,224	3,121,167	3,474,043	3,811,348
Reinvested	139,567	108,143	178,407	265,911
Redeemed	(3,106,967)	(1,493,591)	(6,805,746)	(3,542,730)

Change in Select Class Shares	2,245,824	1,735,719	(3,153,296)	534,529

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$194,087,387	$139,397,048	$345,881,041	$261,338,581
Distributions reinvested	6,952,433	4,293,910	12,184,398	6,636,962
Cost of shares redeemed	(93,589,060)	(58,691,853)	(137,759,820)	(86,448,399)

Change in net assets resulting from Class A capital transactions	$107,450,760	$84,999,105	$220,305,619	$181,527,144

Class C
Proceeds from shares issued	$8,638,792	$6,229,921	$13,986,233	$9,259,740
Distributions reinvested	182,795	110,149	231,251	125,986
Cost of shares redeemed	(3,631,034)	(2,823,691)	(6,753,796)	(4,577,514)

Change in net assets resulting from Class C capital transactions	$5,190,553	$3,516,379	$7,463,688	$4,808,212

Class R2
Proceeds from shares issued	$39,568,946	$33,700,874	$80,137,027	$63,390,004
Distributions reinvested	1,031,489	398,416	2,025,730	656,077
Cost of shares redeemed	(19,294,751)	(6,722,465)	(31,412,910)	(9,109,018)

Change in net assets resulting from Class R2 capital transactions	$21,305,684	$27,376,825	$50,749,847	$54,937,063

Institutional Class
Proceeds from shares issued	$358,400,822	$200,693,403	$703,066,913	$338,096,895
Distributions reinvested	13,278,697	7,553,102	24,266,311	12,205,145
Cost of shares redeemed	(122,134,800)	(84,048,624)	(180,988,661)	(121,465,031)

Change in net assets resulting from Institutional Class capital transactions	$249,544,719	$124,197,881	$546,344,563	$228,837,009

Select Class
Proceeds from shares issued	$116,896,263	$101,045,885	$302,842,507	$209,792,715
Distributions reinvested	5,601,792	4,373,720	12,898,582	11,184,562
Cost of shares redeemed	(80,084,511)	(51,524,472)	(301,957,800)	(114,223,868)

Change in net assets resulting from Select Class capital transactions	$42,413,544	$53,895,133	$13,783,289	$106,753,409

Total change in net assets resulting from capital transactions	$425,905,260	$293,985,323	$838,647,006	$576,862,837

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	11,944,013	9,226,328	21,017,890	17,381,922
Reinvested	428,621	288,126	741,295	446,693
Redeemed	(5,773,662)	(3,883,002)	(8,402,746)	(5,774,548)

Change in Class A Shares	6,598,972	5,631,452	13,356,439	12,054,067

Class C
Issued	534,562	411,637	848,461	616,300
Reinvested	11,336	7,431	14,115	8,526
Redeemed	(223,815)	(191,353)	(408,550)	(310,340)

Change in Class C Shares	322,083	227,715	454,026	314,486

Class R2
Issued	2,453,763	2,212,505	4,897,699	4,173,279
Reinvested	63,768	26,419	123,484	43,443
Redeemed	(1,190,836)	(439,617)	(1,918,542)	(599,805)

Change in Class R2 Shares	1,326,695	1,799,307	3,102,641	3,616,917

Institutional Class
Issued	21,922,761	13,173,068	42,449,999	22,335,852
Reinvested	816,153	505,691	1,468,780	818,873
Redeemed	(7,468,722)	(5,547,407)	(10,901,357)	(8,053,762)

Change in Institutional Class Shares	15,270,192	8,131,352	33,017,422	15,100,963

Select Class
Issued	7,180,806	6,714,172	18,388,959	13,974,821
Reinvested	345,092	293,467	783,751	753,444
Redeemed	(4,927,884)	(3,418,132)	(18,870,422)	(7,609,100)

Change in Select Class Shares	2,598,014	3,589,507	302,288	7,119,165

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$287,897,894	$192,988,209	$331,693,197	$234,448,211
Distributions reinvested	9,495,206	5,431,057	10,417,419	4,966,110
Cost of shares redeemed	(113,304,291)	(60,499,488)	(124,776,697)	(83,347,880)

Change in net assets resulting from Class A capital transactions	$184,088,809	$137,919,778	$217,333,919	$156,066,441

Class C
Proceeds from shares issued	$13,375,616	$5,441,170	$14,023,732	$8,394,805
Distributions reinvested	145,249	50,090	159,572	67,269
Cost of shares redeemed	(3,538,553)	(1,714,339)	(5,632,582)	(3,467,612)

Change in net assets resulting from Class C capital transactions	$9,982,312	$3,776,921	$8,550,722	$4,994,462

Class R2
Proceeds from shares issued	$61,395,156	$41,966,147	$79,790,303	$48,875,953
Distributions reinvested	1,537,955	517,941	1,560,074	396,673
Cost of shares redeemed	(27,027,896)	(5,685,931)	(25,494,609)	(6,921,490)

Change in net assets resulting from Class R2 capital transactions	$35,905,215	$36,798,157	$55,855,768	$42,351,136

Institutional Class
Proceeds from shares issued	$452,350,108	$210,548,467	$556,478,243	$267,422,094
Distributions reinvested	11,964,087	4,601,660	19,028,744	8,695,807
Cost of shares redeemed	(76,464,239)	(43,952,550)	(138,743,443)	(73,703,556)

Change in net assets resulting from Institutional Class capital transactions	$387,849,956	$171,197,577	$436,763,544	$202,414,345

Select Class
Proceeds from shares issued	$156,295,538	$137,699,894	$227,691,230	$179,534,230
Distributions reinvested	7,063,613	4,443,755	9,838,280	8,046,896
Cost of shares redeemed	(76,897,727)	(34,654,486)	(270,369,778)	(84,650,378)

Change in net assets resulting from Select Class capital transactions	$86,461,424	$107,489,163	$(32,840,268)	$102,930,748

Total change in net assets resulting from capital transactions	$704,287,716	$457,181,596	$685,663,685	$508,757,132

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	18,363,673	13,655,138	20,242,557	15,967,386
Reinvested	607,696	391,113	637,035	345,437
Redeemed	(7,255,176)	(4,265,403)	(7,631,930)	(5,705,213)

Change in Class A Shares	11,716,193	9,780,848	13,247,662	10,607,610

Class C
Issued	855,656	385,142	859,428	576,214
Reinvested	9,312	3,617	9,829	4,723
Redeemed	(226,303)	(120,917)	(345,249)	(240,313)

Change in Class C Shares	638,665	267,842	524,008	340,624

Class R2
Issued	3,965,171	2,935,938	4,897,529	3,299,814
Reinvested	98,744	36,915	95,488	27,267
Redeemed	(1,728,931)	(398,375)	(1,557,800)	(467,620)

Change in Class R2 Shares	2,334,984	2,574,478	3,435,217	2,859,461

Institutional Class
Issued	28,709,673	14,684,857	33,722,569	18,060,185
Reinvested	760,839	329,052	1,156,095	602,685
Redeemed	(4,872,158)	(3,114,365)	(8,347,126)	(5,035,453)

Change in Institutional Class Shares	24,598,354	11,899,544	26,531,538	13,627,417

Select Class
Issued	9,967,789	9,773,589	13,895,550	12,272,421
Reinvested	451,516	319,139	602,099	560,438
Redeemed	(4,944,371)	(2,456,766)	(17,212,150)	(5,798,606)

Change in Select Class Shares	5,474,934	7,635,962	(2,714,501)	7,034,253

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$214,038,894	$140,620,728	$238,871,603	$164,217,035
Distributions reinvested	6,378,870	3,032,812	7,067,973	3,024,619
Cost of shares redeemed	(77,841,557)	(41,483,432)	(85,661,195)	(66,074,847)

Change in net assets resulting from Class A capital transactions	$142,576,207	$102,170,108	$160,278,381	$101,166,807

Class C
Proceeds from shares issued	$7,919,848	$4,312,422	$10,197,439	$6,741,750
Distributions reinvested	90,471	44,277	82,532	28,506
Cost of shares redeemed	(2,900,247)	(1,112,310)	(4,558,071)	(3,397,548)

Change in net assets resulting from Class C capital transactions	$5,110,072	$3,244,389	$5,721,900	$3,372,708

Class R2
Proceeds from shares issued	$40,862,901	$32,692,461	$51,592,067	$35,032,473
Distributions reinvested	945,580	218,412	1,011,775	217,686
Cost of shares redeemed	(15,619,230)	(5,247,146)	(18,242,155)	(4,536,478)

Change in net assets resulting from Class R2 capital transactions	$26,189,251	$27,663,727	$34,361,687	$30,713,681

Institutional Class
Proceeds from shares issued	$293,105,140	$125,562,172	$362,946,214	$175,526,019
Distributions reinvested	6,830,510	2,381,809	12,892,261	5,836,288
Cost of shares redeemed	(49,078,571)	(23,662,916)	(104,467,491)	(54,578,690)

Change in net assets resulting from Institutional Class capital transactions	$250,857,079	$104,281,065	$271,370,984	$126,783,617

Select Class
Proceeds from shares issued	$105,747,920	$91,072,871	$165,332,034	$126,468,807
Distributions reinvested	4,684,711	2,672,546	6,073,863	4,699,599
Cost of shares redeemed	(56,188,199)	(23,523,607)	(198,545,187)	(51,371,151)

Change in net assets resulting from Select Class capital transactions	$54,244,432	$70,221,810	$(27,139,290)	$79,797,255

Total change in net assets resulting from capital transactions	$478,977,041	$307,581,099	$444,593,662	$341,834,068

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	13,761,109	10,158,345	14,568,867	11,253,400
Reinvested	411,838	225,486	431,623	212,004
Redeemed	(5,037,718)	(3,024,711)	(5,230,033)	(4,569,116)

Change in Class A Shares	9,135,229	7,359,120	9,770,457	6,896,288

Class C
Issued	504,714	310,001	620,323	464,357
Reinvested	5,887	3,325	5,091	2,031
Redeemed	(187,648)	(81,891)	(277,961)	(235,210)

Change in Class C Shares	322,953	231,435	347,453	231,178

Class R2
Issued	2,650,059	2,334,704	3,153,078	2,367,916
Reinvested	61,241	15,958	61,963	15,011
Redeemed	(1,018,361)	(376,330)	(1,111,293)	(304,921)

Change in Class R2 Shares	1,692,939	1,974,332	2,103,748	2,078,006

Institutional Class
Issued	18,626,051	8,950,216	21,974,578	11,928,998
Reinvested	436,929	175,679	782,005	407,428
Redeemed	(3,128,808)	(1,713,982)	(6,267,763)	(3,748,745)

Change in Institutional Class Shares	15,934,172	7,411,913	16,488,820	8,587,681

Select Class
Issued	6,795,378	6,620,378	10,080,018	8,694,672
Reinvested	301,753	198,150	371,193	329,612
Redeemed	(3,619,522)	(1,716,894)	(12,722,946)	(3,521,819)

Change in Select Class Shares	3,477,609	5,101,634	(2,271,735)	5,502,465

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,272,980	$67,232,289	$95,029,225	$51,489,743
Distributions reinvested	3,190,807	1,334,128	2,321,589	964,312
Cost of shares redeemed	(39,355,364)	(15,968,162)	(26,339,375)	(16,280,043)

Change in net assets resulting from Class A capital transactions	$81,108,423	$52,598,255	$71,011,439	$36,174,012

Class C
Proceeds from shares issued	$4,197,626	$2,070,377	$4,413,909	$2,681,812
Distributions reinvested	36,209	12,300	51,122	19,585
Cost of shares redeemed	(1,281,375)	(622,772)	(1,822,990)	(725,592)

Change in net assets resulting from Class C capital transactions	$2,952,460	$1,459,905	$2,642,041	$1,975,805

Class R2
Proceeds from shares issued	$24,087,618	$18,064,532	$22,528,373	$15,487,089
Distributions reinvested	540,384	113,160	446,000	130,436
Cost of shares redeemed	(9,589,168)	(2,281,928)	(10,545,748)	(2,213,935)

Change in net assets resulting from Class R2 capital transactions	$15,038,834	$15,895,764	$12,428,625	$13,403,590

Institutional Class
Proceeds from shares issued	$160,246,031	$58,718,906	$152,967,167	$56,632,759
Distributions reinvested	3,465,653	1,145,604	3,448,477	1,247,225
Cost of shares redeemed	(27,772,395)	(11,564,576)	(30,462,970)	(12,272,922)

Change in net assets resulting from Institutional Class capital transactions	$135,939,289	$48,299,934	$125,952,674	$45,607,062

Select Class
Proceeds from shares issued	$55,154,037	$40,660,221	$71,602,877	$45,984,919
Distributions reinvested	1,934,440	964,477	1,971,611	1,220,752
Cost of shares redeemed	(25,236,159)	(10,764,155)	(44,538,910)	(13,200,401)

Change in net assets resulting from Select Class capital transactions	$31,852,318	$30,860,543	$29,035,578	$34,005,270

Total change in net assets resulting from capital transactions	$266,891,324	$149,114,401	$241,070,357	$131,165,739

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	7,502,946	4,852,656	6,054,265	3,692,373
Reinvested	204,836	98,692	149,052	71,365
Redeemed	(2,533,447)	(1,152,415)	(1,681,787)	(1,181,694)

Change in Class A Shares	5,174,335	3,798,933	4,521,530	2,582,044

Class C
Issued	267,314	148,790	286,086	193,341
Reinvested	2,335	919	3,313	1,466
Redeemed	(83,433)	(46,040)	(115,434)	(52,663)

Change in Class C Shares	186,216	103,669	173,965	142,144

Class R2
Issued	1,553,656	1,277,254	1,453,167	1,106,855
Reinvested	34,816	8,221	28,774	9,567
Redeemed	(619,084)	(160,646)	(680,422)	(161,497)

Change in Class R2 Shares	969,388	1,124,829	801,519	954,925

Institutional Class
Issued	10,150,105	4,193,245	9,709,480	4,061,143
Reinvested	220,435	84,319	219,736	91,791
Redeemed	(1,763,801)	(831,451)	(1,936,933)	(879,875)

Change in Institutional Class Shares	8,606,739	3,446,113	7,992,283	3,273,059

Select Class
Issued	3,532,141	2,907,585	4,572,970	3,292,592
Reinvested	123,919	71,244	126,345	90,189
Redeemed	(1,633,517)	(775,694)	(2,974,418)	(954,412)

Change in Select Class Shares	2,022,543	2,203,135	1,724,897	2,428,369

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2055 Fund
	Year Ended 6/30/2013	Period Ended 6/30/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,196,224	$459,699
Distributions reinvested	42,417	993
Cost of shares redeemed	(894,861)	(69,625)

Change in net assets resulting from Class A capital transactions	$5,343,780	$391,067

Class C
Proceeds from shares issued	$153,927	$51,072
Distributions reinvested	831	66
Cost of shares redeemed	(959)	—

Change in net assets resulting from Class C capital transactions	$153,799	$51,138

Class R2
Proceeds from shares issued	$1,763,294	$71,792
Distributions reinvested	9,199	189
Cost of shares redeemed	(170,340)	(1)

Change in net assets resulting from Class R2 capital transactions	$1,602,153	$71,980

Institutional Class
Proceeds from shares issued	$7,990,032	$70,022
Distributions reinvested	40,019	290
Cost of shares redeemed	(1,328,771)	— (b)

Change in net assets resulting from Institutional Class capital transactions	$6,701,280	$70,312

Select Class
Proceeds from shares issued	$3,098,727	$968,601
Distributions reinvested	36,613	3,712
Cost of shares redeemed	(594,589)	(102,550)

Change in net assets resulting from Select Class capital transactions	$2,540,751	$869,763

Total change in net assets resulting from capital transactions	$16,341,763	$1,454,260

(a)	Commencement of operations was January 31, 2012.
(b)	Amount rounds to less than 1 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement 2055 Fund
	Year Ended 6/30/2013	Period Ended 6/30/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	360,985	30,817
Reinvested	2,497	65
Redeemed	(52,258)	(4,626)

Change in Class A Shares	311,224	26,256

Class C
Issued	8,644	3,404
Reinvested	50	4
Redeemed	(55)	—

Change in Class C Shares	8,639	3,408

Class R2
Issued	102,382	4,795
Reinvested	541	12
Redeemed	(9,685)	—	(b)

Change in Class R2 Shares	93,238	4,807

Institutional Class
Issued	460,094	4,696
Reinvested	2,333	19
Redeemed	(78,896)	—	(b)

Change in Institutional Class Shares	383,531	4,715

Select Class
Issued	179,796	64,414
Reinvested	2,168	238
Redeemed	(34,301)	(6,805)

Change in Select Class Shares	147,663	57,847

(a)	Commencement of operations was January 31, 2012.
(b)	Amount rounds to less than 1 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Income Fund
Class A
Year Ended June 30, 2013	$15.79	$0.36	(h)	$0.66	$1.02	$(0.40)	$—	$(0.40)
Year Ended June 30, 2012	15.82	0.43	(h)	(0.06)	0.37	(0.40)	—	(0.40)
Year Ended June 30, 2011	14.26	0.43		1.57	2.00	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.96	0.46	(h)	1.28	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.75	0.47	(h)	(1.56)	(1.09)	(0.47)	(0.23)	(0.70)

Class C
Year Ended June 30, 2013	15.75	0.25	(h)	0.66	0.91	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.78	0.32	(h)	(0.05)	0.27	(0.30)	—	(0.30)
Year Ended June 30, 2011	14.24	0.34		1.54	1.88	(0.34)	—	(0.34)
Year Ended June 30, 2010	12.95	0.38	(h)	1.27	1.65	(0.36)	—	(0.36)
Year Ended June 30, 2009	14.75	0.43	(h)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)

Class R2
Year Ended June 30, 2013	15.77	0.32	(h)	0.67	0.99	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.81	0.40	(h)	(0.07)	0.33	(0.37)	—	(0.37)
Year Ended June 30, 2011	14.25	0.40		1.56	1.96	(0.40)	—	(0.40)
Year Ended June 30, 2010	12.95	0.40	(h)	1.31	1.71	(0.41)	—	(0.41)
November 3, 2008 (i) through June 30, 2009	12.49	0.30	(h)	0.73	1.03	(0.34)	(0.23)	(0.57)

Institutional Class
Year Ended June 30, 2013	15.83	0.40	(h)	0.67	1.07	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.85	0.46	(h)	(0.04)	0.42	(0.44)	—	(0.44)
Year Ended June 30, 2011	14.29	0.47		1.56	2.03	(0.47)	—	(0.47)
Year Ended June 30, 2010	12.98	0.49	(h)	1.29	1.78	(0.47)	—	(0.47)
Year Ended June 30, 2009	14.77	0.54	(h)	(1.58)	(1.04)	(0.52)	(0.23)	(0.75)

Select Class
Year Ended June 30, 2013	15.81	0.38	(h)	0.66	1.04	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.83	0.44	(h)	(0.05)	0.39	(0.41)	—	(0.41)
Year Ended June 30, 2011	14.27	0.43		1.58	2.01	(0.45)	—	(0.45)
Year Ended June 30, 2010	12.96	0.47	(h)	1.29	1.76	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.76	0.51	(h)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.41	6.48%	$207,251,354	0.27%	2.16%	0.57%	20%
15.79	2.44	121,365,820	0.27	2.75	0.58	10
15.82	14.07	69,177,162	0.27	2.92	0.56	30
14.26	13.42	21,538,282	0.28	3.21	0.57	10
12.96	(7.13)	4,909,801	0.42	3.68	0.62	63

16.36	5.80	6,649,282	0.92	1.53	1.07	20
15.75	1.79	4,691,065	0.92	2.08	1.08	10
15.78	13.27	3,487,584	0.92	2.24	1.06	30
14.24	12.78	1,635,104	0.92	2.67	1.07	10
12.95	(7.64)	417,502	0.92	3.32	1.11	63

16.39	6.26	31,858,647	0.52	1.96	0.82	20
15.77	2.18	15,109,569	0.52	2.57	0.84	10
15.81	13.81	1,250,861	0.52	2.65	0.82	30
14.25	13.19	356,749	0.53	2.80	0.82	10
12.95	8.61	54,325	0.67	3.71	0.89	63

16.46	6.79	393,543,989	0.02	2.40	0.17	20
15.83	2.74	260,033,867	0.02	2.96	0.18	10
15.85	14.29	174,000,764	0.02	3.03	0.15	30
14.29	13.75	129,330,515	0.02	3.44	0.17	10
12.98	(6.77)	88,820,528	0.02	4.17	0.22	63

16.43	6.57	115,267,735	0.17	2.27	0.32	20
15.81	2.58	75,389,029	0.17	2.81	0.33	10
15.83	14.14	48,015,171	0.17	2.87	0.31	30
14.27	13.62	26,081,457	0.17	3.27	0.32	10
12.96	(6.99)	11,569,388	0.17	4.01	0.37	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2010 Fund
Class A
Year Ended June 30, 2013	$15.33	$0.34	(h)	$0.64	$0.98	$(0.39)	$—	$(0.39)
Year Ended June 30, 2012	15.34	0.41	(h)	(0.03)	0.38	(0.39)	—	(0.39)
Year Ended June 30, 2011	13.73	0.43	(h)	1.59	2.02	(0.41)	—	(0.41)
Year Ended June 30, 2010	12.36	0.44	(h)	1.38	1.82	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.67	0.46	(h)	(2.06)	(1.60)	(0.42)	(0.29)	(0.71)

Class C
Year Ended June 30, 2013	15.26	0.24	(h)	0.64	0.88	(0.29)	—	(0.29)
Year Ended June 30, 2012	15.29	0.31	(h)	(0.04)	0.27	(0.30)	—	(0.30)
Year Ended June 30, 2011	13.70	0.34	(h)	1.57	1.91	(0.32)	—	(0.32)
Year Ended June 30, 2010	12.35	0.37	(h)	1.35	1.72	(0.37)	—	(0.37)
Year Ended June 30, 2009	14.65	0.41	(h)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)

Class R2
Year Ended June 30, 2013	15.30	0.31	(h)	0.64	0.95	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.33	0.38	(h)	(0.05)	0.33	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.73	0.40	(h)	1.58	1.98	(0.38)	—	(0.38)
Year Ended June 30, 2010	12.36	0.41	(h)	1.37	1.78	(0.41)	—	(0.41)
November 3, 2008 (i) through June 30, 2009	12.03	0.28	(h)	0.65	0.93	(0.31)	(0.29)	(0.60)

Institutional Class
Year Ended June 30, 2013	15.35	0.38	(h)	0.65	1.03	(0.43)	—	(0.43)
Year Ended June 30, 2012	15.37	0.44	(h)	(0.03)	0.41	(0.43)	—	(0.43)
Year Ended June 30, 2011	13.75	0.45	(h)	1.61	2.06	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.37	0.47	(h)	1.39	1.86	(0.48)	—	(0.48)
Year Ended June 30, 2009	14.67	0.50	(h)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)

Select Class
Year Ended June 30, 2013	15.33	0.34	(h)	0.67	1.01	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.35	0.42	(h)	(0.03)	0.39	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.73	0.45	(h)	1.59	2.04	(0.42)	—	(0.42)
Year Ended June 30, 2010	12.36	0.45	(h)	1.38	1.83	(0.46)	—	(0.46)
Year Ended June 30, 2009	14.66	0.48	(h)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$15.92	6.44%	$174,744,842	0.28%	2.15%	0.59%	31%
15.33	2.60	108,583,012	0.28	2.72	0.60	11
15.34	14.77	68,190,824	0.28	2.87	0.58	21
13.73	14.72	29,031,296	0.29	3.19	0.60	16
12.36	(10.62)	8,850,447	0.43	3.74	0.67	63

15.85	5.81	9,481,624	0.93	1.51	1.08	31
15.26	1.85	7,486,582	0.93	2.08	1.10	11
15.29	14.02	4,416,878	0.93	2.29	1.08	21
13.70	13.97	1,435,180	0.93	2.70	1.10	16
12.35	(10.95)	424,193	0.93	3.38	1.17	63

15.89	6.21	16,080,043	0.53	1.95	0.83	31
15.30	2.26	12,446,591	0.53	2.51	0.85	11
15.33	14.46	2,996,194	0.53	2.64	0.83	21
13.73	14.45	564,286	0.55	2.96	0.85	16
12.36	8.13	222,462	0.68	3.71	0.97	63

15.95	6.74	171,978,362	0.03	2.37	0.19	31
15.35	2.78	93,800,678	0.03	2.93	0.20	11
15.37	15.08	76,225,307	0.03	2.97	0.18	21
13.75	15.07	61,770,578	0.03	3.44	0.20	16
12.37	(10.22)	55,444,638	0.03	4.00	0.26	63

15.93	6.59	108,338,123	0.18	2.16	0.33	31
15.33	2.63	152,599,563	0.18	2.81	0.34	11
15.35	14.95	144,572,529	0.18	2.95	0.33	21
13.73	14.83	54,457,560	0.18	3.28	0.35	16
12.36	(10.36)	35,148,290	0.18	3.90	0.41	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2013	$15.39	$0.36	(h)	$0.97	$1.33	$(0.41)	$—	$(0.41)
Year Ended June 30, 2012	15.48	0.41	(h)	(0.12)	0.29	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.30	0.42	(h)	2.16	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2010	11.81	0.42	(h)	1.48	1.90	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.67	0.40	(h)	(2.57)	(2.17)	(0.36)	(0.33)	(0.69)

Class C
Year Ended June 30, 2013	15.30	0.25	(h)	0.97	1.22	(0.31)	—	(0.31)
Year Ended June 30, 2012	15.41	0.30	(h)	(0.12)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2011	13.25	0.31	(h)	2.16	2.47	(0.31)	—	(0.31)
Year Ended June 30, 2010	11.77	0.33	(h)	1.49	1.82	(0.34)	—	(0.34)
Year Ended June 30, 2009	14.65	0.37	(h)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)

Class R2
Year Ended June 30, 2013	15.36	0.33	(h)	0.95	1.28	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.46	0.38	(h)	(0.13)	0.25	(0.35)	—	(0.35)
Year Ended June 30, 2011	13.29	0.39	(h)	2.15	2.54	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.81	0.39	(h)	1.47	1.86	(0.38)	—	(0.38)
November 3, 2008 (i) through June 30, 2009	11.65	0.25	(h)	0.55	0.80	(0.31)	(0.33)	(0.64)

Institutional Class
Year Ended June 30, 2013	15.42	0.40	(h)	0.98	1.38	(0.45)	—	(0.45)
Year Ended June 30, 2012	15.51	0.44	(h)	(0.12)	0.32	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.32	0.44	(h)	2.18	2.62	(0.43)	—	(0.43)
Year Ended June 30, 2010	11.82	0.44	(h)	1.50	1.94	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.68	0.44	(h)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)

Select Class
Year Ended June 30, 2013	15.41	0.38	(h)	0.96	1.34	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.50	0.42	(h)	(0.12)	0.30	(0.39)	—	(0.39)
Year Ended June 30, 2011	13.31	0.42	(h)	2.18	2.60	(0.41)	—	(0.41)
Year Ended June 30, 2010	11.82	0.42	(h)	1.49	1.91	(0.42)	—	(0.42)
Year Ended June 30, 2009	14.67	0.42	(h)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.31	8.66%	$345,597,966	0.28%	2.23%	0.57%	21%
15.39	1.97	224,499,324	0.28	2.69	0.57	16
15.48	19.47	138,715,314	0.28	2.81	0.58	12
13.30	16.05	43,455,874	0.29	3.06	0.60	17
11.81	(14.49)	12,944,757	0.43	3.41	0.65	50

16.21	7.99	17,518,436	0.93	1.58	1.06	21
15.30	1.22	11,606,585	0.93	2.03	1.07	16
15.41	18.69	8,175,672	0.93	2.10	1.08	12
13.25	15.42	3,207,880	0.93	2.47	1.10	17
11.77	(14.89)	923,271	0.93	3.24	1.18	50

16.27	8.38	56,742,819	0.53	2.06	0.82	21
15.36	1.72	33,178,533	0.53	2.48	0.83	16
15.46	19.21	5,587,838	0.53	2.56	0.83	12
13.29	15.74	532,527	0.55	2.91	0.85	17
11.81	7.26	84,063	0.68	3.49	0.93	50

16.35	8.97	607,263,583	0.03	2.48	0.17	21
15.42	2.21	337,354,170	0.03	2.92	0.17	16
15.51	19.77	213,270,237	0.03	2.93	0.18	12
13.32	16.40	156,672,060	0.03	3.27	0.20	17
11.82	(14.17)	112,187,409	0.03	3.68	0.25	50

16.33	8.75	247,864,903	0.18	2.33	0.32	21
15.41	2.06	193,787,532	0.18	2.77	0.32	16
15.50	19.62	139,335,245	0.18	2.80	0.33	12
13.31	16.15	71,936,084	0.18	3.10	0.35	17
11.82	(14.23)	46,567,156	0.18	3.63	0.41	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2013	$15.41	$0.35	(h)	$1.34	$1.69	$(0.40)	$—	$(0.40)
Year Ended June 30, 2012	15.54	0.38	(h)	(0.17)	0.21	(0.34)	—	(0.34)
Year Ended June 30, 2011	13.00	0.38	(h)	2.52	2.90	(0.36)	—	(0.36)
Year Ended June 30, 2010	11.44	0.36	(h)	1.58	1.94	(0.38)	—	(0.38)
Year Ended June 30, 2009	14.68	0.34	(h)	(2.90)	(2.56)	(0.30)	(0.38)	(0.68)

Class C
Year Ended June 30, 2013	15.37	0.25	(h)	1.33	1.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.50	0.27	(h)	(0.15)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.99	0.29	(h)	2.49	2.78	(0.27)	—	(0.27)
Year Ended June 30, 2010	11.43	0.29	(h)	1.57	1.86	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.69	0.30	(h)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)

Class R2
Year Ended June 30, 2013	15.39	0.32	(h)	1.32	1.64	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.53	0.34	(h)	(0.17)	0.17	(0.31)	—	(0.31)
Year Ended June 30, 2011	13.00	0.35	(h)	2.51	2.86	(0.33)	—	(0.33)
Year Ended June 30, 2010	11.43	0.34	(h)	1.58	1.92	(0.35)	—	(0.35)
November 3, 2008 (i) through June 30, 2009	11.40	0.21	(h)	0.46	0.67	(0.26)	(0.38)	(0.64)

Institutional Class
Year Ended June 30, 2013	15.46	0.40	(h)	1.34	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.59	0.41	(h)	(0.16)	0.25	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.04	0.41	(h)	2.53	2.94	(0.39)	—	(0.39)
Year Ended June 30, 2010	11.46	0.40	(h)	1.59	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.70	0.39	(h)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)

Select Class
Year Ended June 30, 2013	15.45	0.36	(h)	1.35	1.71	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.39	(h)	(0.15)	0.24	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.03	0.40	(h)	2.51	2.91	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.46	0.37	(h)	1.59	1.96	(0.39)	—	(0.39)
Year Ended June 30, 2009	14.70	0.37	(h)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.70	11.04%	$652,936,166	0.28%	2.16%	0.57%	23%
15.41	1.48	396,662,789	0.28	2.50	0.58	12
15.54	22.41	212,703,422	0.28	2.54	0.58	12
13.00	16.91	76,190,736	0.29	2.70	0.59	20
11.44	(17.10)	20,940,575	0.43	3.04	0.66	50

16.65	10.33	26,331,781	0.93	1.50	1.07	23
15.37	0.84	17,329,335	0.93	1.83	1.08	12
15.50	21.51	12,604,090	0.93	1.90	1.09	12
12.99	16.26	3,886,356	0.93	2.16	1.09	20
11.43	(17.54)	1,642,774	0.93	2.64	1.16	50

16.67	10.75	123,433,251	0.53	1.96	0.82	23
15.39	1.22	66,197,474	0.53	2.22	0.84	12
15.53	22.11	10,648,198	0.53	2.32	0.84	12
13.00	16.72	962,341	0.55	2.58	0.84	20
11.43	6.33	194,006	0.68	3.02	0.95	50

16.76	11.33	1,199,064,978	0.03	2.39	0.17	23
15.46	1.72	595,699,881	0.03	2.73	0.18	12
15.59	22.69	365,232,969	0.03	2.72	0.18	12
13.04	17.33	227,784,902	0.03	2.99	0.19	20
11.46	(16.76)	182,929,234	0.03	3.36	0.25	50

16.75	11.17	579,236,917	0.18	2.18	0.32	23
15.45	1.63	529,645,002	0.18	2.57	0.33	12
15.57	22.47	423,159,326	0.18	2.64	0.33	12
13.03	17.08	139,647,214	0.18	2.82	0.34	20
11.46	(16.88)	76,988,685	0.18	3.26	0.41	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2013	$14.50	$0.32	(h)	$1.58	$1.90	$(0.36)	$(0.01)	$(0.37)
Year Ended June 30, 2012	14.81	0.32	(h)	(0.29)	0.03	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2011	12.15	0.33	(h)	2.70	3.03	(0.30)	(0.07)	(0.37)
Year Ended June 30, 2010	10.61	0.30	(h)	1.54	1.84	(0.30)	—	(0.30)
Year Ended June 30, 2009	13.51	0.30	(h)	(2.92)	(2.62)	(0.23)	(0.05)	(0.28)

Class C
Year Ended June 30, 2013	14.48	0.22	(h)	1.58	1.80	(0.27)	(0.01)	(0.28)
Year Ended June 30, 2012	14.80	0.23	(h)	(0.30)	(0.07)	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2011	12.15	0.23	(h)	2.71	2.94	(0.22)	(0.07)	(0.29)
Year Ended June 30, 2010	10.61	0.21	(h)	1.55	1.76	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.50	0.23	(h)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)

Class R2
Year Ended June 30, 2013	14.47	0.29	(h)	1.58	1.87	(0.33)	(0.01)	(0.34)
Year Ended June 30, 2012	14.79	0.29	(h)	(0.30)	(0.01)	(0.26)	(0.05)	(0.31)
Year Ended June 30, 2011	12.14	0.29	(h)	2.70	2.99	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2010	10.61	0.24	(h)	1.56	1.80	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	10.30	0.17	(h)	0.38	0.55	(0.19)	(0.05)	(0.24)

Institutional Class
Year Ended June 30, 2013	14.53	0.35	(h)	1.60	1.95	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2012	14.84	0.36	(h)	(0.30)	0.06	(0.32)	(0.05)	(0.37)
Year Ended June 30, 2011	12.17	0.35	(h)	2.72	3.07	(0.33)	(0.07)	(0.40)
Year Ended June 30, 2010	10.63	0.35	(h)	1.52	1.87	(0.33)	—	(0.33)
Year Ended June 30, 2009	13.52	0.32	(h)	(2.89)	(2.57)	(0.27)	(0.05)	(0.32)

Select Class
Year Ended June 30, 2013	14.52	0.34	(h)	1.59	1.93	(0.38)	(0.01)	(0.39)
Year Ended June 30, 2012	14.84	0.33	(h)	(0.30)	0.03	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2011	12.17	0.33	(h)	2.73	3.06	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2010	10.62	0.32	(h)	1.54	1.86	(0.31)	—	(0.31)
Year Ended June 30, 2009	13.52	0.31	(h)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.03	13.23%	$524,850,362	0.29%	2.03%	0.58%	14%
14.50	0.30	304,654,425	0.29	2.29	0.59	13
14.81	25.08	166,459,484	0.29	2.27	0.59	13
12.15	17.26	44,106,099	0.30	2.39	0.60	28
10.61	(19.23)	5,920,536	0.44	2.88	0.69	51

16.00	12.54	20,270,701	0.94	1.41	1.08	14
14.48	(0.39)	9,094,758	0.94	1.65	1.09	13
14.80	24.25	5,333,896	0.94	1.60	1.09	13
12.15	16.52	1,719,801	0.94	1.71	1.09	28
10.61	(19.58)	925,812	0.94	2.20	1.21	51

16.00	13.01	90,656,793	0.54	1.86	0.83	14
14.47	0.03	48,206,399	0.54	2.05	0.85	13
14.79	24.75	11,214,211	0.54	2.02	0.84	13
12.14	16.90	3,425,091	0.54	1.88	0.86	28
10.61	5.60	140,930	0.69	2.72	0.99	51

16.07	13.54	684,782,838	0.04	2.25	0.18	14
14.53	0.53	261,570,481	0.04	2.55	0.19	13
14.84	25.39	90,629,871	0.04	2.43	0.19	13
12.17	17.49	41,093,300	0.04	2.78	0.19	28
10.63	(18.86)	17,736,252	0.04	3.04	0.28	51

16.06	13.39	348,288,801	0.19	2.15	0.33	14
14.52	0.32	235,342,053	0.19	2.36	0.34	13
14.84	25.22	127,173,268	0.19	2.29	0.34	13
12.17	17.43	47,707,002	0.19	2.54	0.34	28
10.62	(19.05)	29,553,747	0.19	3.10	0.46	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2013	$15.05	$0.32	(h)	$1.94	$2.26	$(0.37)	$—	$(0.37)
Year Ended June 30, 2012	15.51	0.31	(h)	(0.49)	(0.18)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.44	0.30	(h)	3.05	3.35	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.80	0.28	(h)	1.66	1.94	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.79	0.25	(h)	(3.53)	(3.28)	(0.23)	(0.48)	(0.71)

Class C
Year Ended June 30, 2013	14.98	0.21	(h)	1.92	2.13	(0.27)	—	(0.27)
Year Ended June 30, 2012	15.44	0.21	(h)	(0.48)	(0.27)	(0.19)	—	(0.19)
Year Ended June 30, 2011	12.39	0.21	(h)	3.04	3.25	(0.20)	—	(0.20)
Year Ended June 30, 2010	10.76	0.21	(h)	1.64	1.85	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.76	0.22	(h)	(3.55)	(3.33)	(0.19)	(0.48)	(0.67)

Class R2
Year Ended June 30, 2013	15.03	0.28	(h)	1.92	2.20	(0.33)	—	(0.33)
Year Ended June 30, 2012	15.50	0.28	(h)	(0.50)	(0.22)	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.43	0.26	(h)	3.07	3.33	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.80	0.30	(h)	1.60	1.90	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	11.05	0.16	(h)	0.29	0.45	(0.22)	(0.48)	(0.70)

Institutional Class
Year Ended June 30, 2013	15.11	0.35	(h)	1.96	2.31	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.35	(h)	(0.50)	(0.15)	(0.31)	—	(0.31)
Year Ended June 30, 2011	12.48	0.33	(h)	3.08	3.41	(0.32)	—	(0.32)
Year Ended June 30, 2010	10.83	0.32	(h)	1.66	1.98	(0.33)	—	(0.33)
Year Ended June 30, 2009	14.80	0.30	(h)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)

Select Class
Year Ended June 30, 2013	15.08	0.31	(h)	1.97	2.28	(0.38)	—	(0.38)
Year Ended June 30, 2012	15.54	0.32	(h)	(0.49)	(0.17)	(0.29)	—	(0.29)
Year Ended June 30, 2011	12.46	0.32	(h)	3.06	3.38	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.81	0.29	(h)	1.67	1.96	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.79	0.29	(h)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.94	15.12%	$626,316,366	0.29%	1.93%	0.59%	21%
15.05	(1.07)	357,065,620	0.29	2.14	0.60	15
15.51	27.05	203,411,734	0.29	2.05	0.60	12
12.44	17.85	75,407,042	0.30	2.11	0.61	26
10.80	(21.71)	17,729,668	0.44	2.36	0.69	52

16.84	14.30	25,631,541	0.94	1.27	1.09	21
14.98	(1.69)	14,941,472	0.94	1.47	1.10	15
15.44	26.30	10,145,113	0.94	1.39	1.10	12
12.39	17.17	2,856,215	0.94	1.61	1.11	26
10.76	(22.07)	876,290	0.94	2.02	1.18	52

16.90	14.76	116,048,480	0.54	1.72	0.84	21
15.03	(1.32)	51,533,094	0.54	1.93	0.85	15
15.50	26.84	8,835,558	0.54	1.71	0.86	12
12.43	17.51	879,610	0.55	2.34	0.86	26
10.80	4.66	112,356	0.69	2.51	0.97	52

17.01	15.39	1,036,751,950	0.04	2.15	0.19	21
15.11	(0.83)	520,099,078	0.04	2.37	0.20	15
15.57	27.41	323,775,695	0.04	2.24	0.20	12
12.48	18.17	197,110,956	0.04	2.47	0.21	26
10.83	(21.35)	159,881,551	0.04	2.70	0.27	52

16.98	15.25	470,179,084	0.19	1.92	0.34	21
15.08	(0.98)	458,655,221	0.19	2.21	0.35	15
15.54	27.21	363,287,639	0.19	2.16	0.35	12
12.46	18.04	107,455,592	0.19	2.27	0.36	26
10.81	(21.52)	58,367,330	0.19	2.66	0.43	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2013	$14.17	$0.28	(h)	$2.06	$2.34	$(0.33)	$(0.03)	$(0.36)
Year Ended June 30, 2012	14.73	0.27	(h)	(0.54)	(0.27)	(0.24)	(0.05)	(0.29)
Year Ended June 30, 2011	11.68	0.26	(h)	3.09	3.35	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2010	10.17	0.23	(h)	1.54	1.77	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.29	0.23	(h)	(3.15)	(2.92)	(0.17)	(0.03)	(0.20)

Class C
Year Ended June 30, 2013	14.12	0.18	(h)	2.05	2.23	(0.24)	(0.03)	(0.27)
Year Ended June 30, 2012	14.68	0.18	(h)	(0.53)	(0.35)	(0.16)	(0.05)	(0.21)
Year Ended June 30, 2011	11.66	0.17	(h)	3.08	3.25	(0.16)	(0.07)	(0.23)
Year Ended June 30, 2010	10.15	0.18	(h)	1.51	1.69	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.29	0.17	(h)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)

Class R2
Year Ended June 30, 2013	14.15	0.25	(h)	2.05	2.30	(0.30)	(0.03)	(0.33)
Year Ended June 30, 2012	14.72	0.24	(h)	(0.54)	(0.30)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2011	11.68	0.23	(h)	3.09	3.32	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2010	10.17	0.19	(h)	1.55	1.74	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	9.90	0.16	(h)	0.29	0.45	(0.15)	(0.03)	(0.18)

Institutional Class
Year Ended June 30, 2013	14.23	0.32	(h)	2.06	2.38	(0.37)	(0.03)	(0.40)
Year Ended June 30, 2012	14.78	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.72	0.28	(h)	3.11	3.39	(0.26)	(0.07)	(0.33)
Year Ended June 30, 2010	10.19	0.29	(h)	1.52	1.81	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.30	0.26	(h)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)

Select Class
Year Ended June 30, 2013	14.23	0.30	(h)	2.05	2.35	(0.34)	(0.03)	(0.37)
Year Ended June 30, 2012	14.78	0.28	(h)	(0.53)	(0.25)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.72	0.26	(h)	3.11	3.37	(0.24)	(0.07)	(0.31)
Year Ended June 30, 2010	10.19	0.26	(h)	1.54	1.80	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.31	0.26	(h)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.15	16.62%	$380,599,455	0.29%	1.81%	0.61%	13%
14.17	(1.71)	204,636,229	0.29	1.98	0.61	14
14.73	28.87	104,259,153	0.29	1.87	0.62	12
11.68	17.28	30,438,063	0.30	1.89	0.62	34
10.17	(21.85)	3,565,735	0.44	2.33	0.73	55

16.08	15.85	13,673,242	0.94	1.14	1.11	13
14.12	(2.32)	7,450,619	0.94	1.33	1.11	14
14.68	27.96	4,348,234	0.94	1.22	1.12	12
11.66	16.61	882,071	0.94	1.45	1.12	34
10.15	(22.22)	418,559	0.94	1.77	1.25	55

16.12	16.32	64,440,577	0.54	1.64	0.86	13
14.15	(1.97)	32,627,384	0.54	1.74	0.87	14
14.72	28.55	4,870,838	0.54	1.64	0.87	12
11.68	17.02	617,460	0.55	1.55	0.88	34
10.17	4.73	53,954	0.69	2.65	1.00	55

16.21	16.82	441,806,897	0.04	2.01	0.21	13
14.23	(1.41)	160,986,570	0.04	2.25	0.21	14
14.78	29.13	57,672,721	0.04	2.02	0.22	12
11.72	17.70	23,662,001	0.04	2.36	0.21	34
10.19	(21.52)	14,863,099	0.04	2.62	0.32	55

16.21	16.66	235,978,216	0.19	1.94	0.36	13
14.23	(1.55)	157,650,585	0.19	2.05	0.36	14
14.78	28.96	88,391,472	0.19	1.87	0.37	12
11.72	17.53	33,950,117	0.19	2.12	0.36	34
10.19	(21.69)	24,003,400	0.19	2.74	0.50	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2013	$14.96	$0.29	(h)	$2.24	$2.53	$(0.35)	$—	$(0.35)
Year Ended June 30, 2012	15.49	0.28	(h)	(0.57)	(0.29)	(0.24)	—	(0.24)
Year Ended June 30, 2011	12.24	0.27	(h)	3.24	3.51	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.64	0.25	(h)	1.64	1.89	(0.29)	—	(0.29)
Year Ended June 30, 2009	14.72	0.23	(h)	(3.61)	(3.38)	(0.18)	(0.52)	(0.70)

Class C
Year Ended June 30, 2013	14.86	0.18	(h)	2.22	2.40	(0.26)	—	(0.26)
Year Ended June 30, 2012	15.39	0.18	(h)	(0.55)	(0.37)	(0.16)	—	(0.16)
Year Ended June 30, 2011	12.17	0.18	(h)	3.22	3.40	(0.18)	—	(0.18)
Year Ended June 30, 2010	10.60	0.18	(h)	1.62	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.71	0.18	(h)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)

Class R2
Year Ended June 30, 2013	14.92	0.26	(h)	2.23	2.49	(0.32)	—	(0.32)
Year Ended June 30, 2012	15.46	0.25	(h)	(0.57)	(0.32)	(0.22)	—	(0.22)
Year Ended June 30, 2011	12.22	0.21	(h)	3.26	3.47	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.63	0.25	(h)	1.60	1.85	(0.26)	—	(0.26)
November 3, 2008 (i) through June 30, 2009	10.92	0.15	(h)	0.25	0.40	(0.17)	(0.52)	(0.69)

Institutional Class
Year Ended June 30, 2013	15.02	0.33	(h)	2.25	2.58	(0.39)	—	(0.39)
Year Ended June 30, 2012	15.55	0.32	(h)	(0.57)	(0.25)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.28	0.30	(h)	3.27	3.57	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.67	0.29	(h)	1.64	1.93	(0.32)	—	(0.32)
Year Ended June 30, 2009	14.74	0.28	(h)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)

Select Class
Year Ended June 30, 2013	14.99	0.28	(h)	2.28	2.56	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.52	0.29	(h)	(0.56)	(0.27)	(0.26)	—	(0.26)
Year Ended June 30, 2011	12.26	0.29	(h)	3.25	3.54	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.66	0.26	(h)	1.65	1.91	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.74	0.26	(h)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$17.14	17.07%	$448,919,625	0.29%	1.77%	0.63%	22%
14.96	(1.77)	245,722,474	0.29	1.94	0.64	14
15.49	28.80	147,557,932	0.29	1.84	0.62	13
12.24	17.71	50,346,674	0.30	1.92	0.65	28
10.64	(22.48)	12,945,986	0.44	2.12	0.71	52

17.00	16.22	17,539,682	0.94	1.14	1.13	22
14.86	(2.36)	10,162,186	0.94	1.27	1.14	14
15.39	28.01	6,969,911	0.94	1.20	1.12	13
12.17	16.90	2,312,972	0.94	1.42	1.15	28
10.60	(22.86)	493,495	0.94	1.68	1.21	52

17.09	16.80	78,247,889	0.54	1.56	0.88	22
14.92	(2.02)	36,941,195	0.54	1.70	0.90	14
15.46	28.51	6,141,245	0.54	1.42	0.88	13
12.22	17.37	688,424	0.55	1.97	0.90	28
10.63	4.33	106,929	0.69	2.32	1.01	52

17.21	17.34	721,292,751	0.04	1.99	0.23	22
15.02	(1.53)	381,880,090	0.04	2.17	0.24	14
15.55	29.15	261,763,562	0.04	2.04	0.22	13
12.28	18.03	160,990,713	0.04	2.29	0.24	28
10.67	(22.18)	127,662,192	0.04	2.54	0.30	52

17.18	17.20	312,754,826	0.19	1.74	0.38	22
14.99	(1.67)	307,088,155	0.19	2.02	0.39	14
15.52	28.96	232,478,416	0.19	1.97	0.37	13
12.26	17.79	53,196,919	0.19	2.05	0.40	28
10.66	(22.33)	27,195,295	0.19	2.49	0.46	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2013	$14.23	$0.27	(h)	$2.14	$2.41	$(0.33)	$(0.02)	$(0.35)
Year Ended June 30, 2012	14.77	0.27	(h)	(0.54)	(0.27)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2011	11.81	0.26	(h)	3.10	3.36	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2010	10.27	0.24	(h)	1.55	1.79	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.36	0.23	(h)	(3.08)	(2.85)	(0.20)	(0.04)	(0.24)

Class C
Year Ended June 30, 2013	14.20	0.17	(h)	2.13	2.30	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.53)	(0.35)	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2011	11.81	0.19	(h)	3.08	3.27	(0.17)	(0.17)	(0.34)
Year Ended June 30, 2010	10.28	0.22	(h)	1.49	1.71	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.37	0.18	(h)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)

Class R2
Year Ended June 30, 2013	14.21	0.25	(h)	2.11	2.36	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.76	0.24	(h)	(0.54)	(0.30)	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2011	11.81	0.23	(h)	3.09	3.32	(0.20)	(0.17)	(0.37)
Year Ended June 30, 2010	10.28	0.23	(h)	1.52	1.75	(0.22)	—	(0.22)
November 3, 2008 (i) through June 30, 2009	10.01	0.16	(h)	0.32	0.48	(0.17)	(0.04)	(0.21)

Institutional Class
Year Ended June 30, 2013	14.27	0.31	(h)	2.14	2.45	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.81	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2011	11.84	0.28	(h)	3.12	3.40	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2010	10.29	0.29	(h)	1.53	1.82	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.37	0.27	(h)	(3.08)	(2.81)	(0.23)	(0.04)	(0.27)

Select Class
Year Ended June 30, 2013	14.27	0.30	(h)	2.13	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.80	0.28	(h)	(0.52)	(0.24)	(0.25)	(0.04)	(0.29)
Year Ended June 30, 2011	11.84	0.27	(h)	3.10	3.37	(0.24)	(0.17)	(0.41)
Year Ended June 30, 2010	10.29	0.26	(h)	1.55	1.81	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.37	0.26	(h)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.29	17.10%	$195,534,833	0.29%	1.77%	0.66%	11%
14.23	(1.68)	97,150,663	0.29	1.97	0.66	11
14.77	28.68	44,721,790	0.29	1.82	0.68	11
11.81	17.31	10,913,187	0.30	1.89	0.67	42
10.27	(21.23)	1,000,913	0.44	2.31	0.97	60

16.24	16.31	6,672,821	0.94	1.11	1.16	11
14.20	(2.29)	3,188,443	0.94	1.30	1.15	11
14.74	27.82	1,782,177	0.94	1.34	1.18	11
11.81	16.57	197,843	0.94	1.81	1.17	42
10.28	(21.55)	48,501	0.94	1.74	1.46	60

16.26	16.80	36,478,073	0.54	1.59	0.91	11
14.21	(1.94)	18,099,079	0.54	1.71	0.93	11
14.76	28.34	2,197,468	0.54	1.59	0.93	11
11.81	16.94	256,788	0.56	1.90	0.93	42
10.28	4.98	52,465	0.69	2.69	1.24	60

16.34	17.39	232,443,865	0.04	1.95	0.27	11
14.27	(1.45)	80,127,469	0.04	2.22	0.26	11
14.81	28.96	32,109,107	0.04	2.01	0.28	11
11.84	17.62	11,600,516	0.04	2.38	0.26	42
10.29	(20.86)	8,519,504	0.04	2.70	0.57	60

16.34	17.23	106,990,895	0.19	1.89	0.41	11
14.27	(1.53)	64,581,494	0.19	2.03	0.40	11
14.80	28.71	34,397,929	0.19	1.90	0.43	11
11.84	17.46	9,135,086	0.19	2.13	0.42	42
10.29	(20.97)	5,122,676	0.19	2.74	0.74	60

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2013	$14.23	$0.28	(h)	$2.11	$2.39	$(0.32)	$(0.02)	$(0.34)
Year Ended June 30, 2012	14.79	0.27	(h)	(0.55)	(0.28)	(0.23)	(0.05)	(0.28)
Year Ended June 30, 2011	11.85	0.26	(h)	3.16	3.42	(0.24)	(0.24)	(0.48)
Year Ended June 30, 2010	10.29	0.25	(h)	1.57	1.82	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.48	0.23	(h)	(3.16)	(2.93)	(0.18)	(0.08)	(0.26)

Class C
Year Ended June 30, 2013	14.18	0.18	(h)	2.11	2.29	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.54)	(0.36)	(0.15)	(0.05)	(0.20)
Year Ended June 30, 2011	11.83	0.17	(h)	3.15	3.32	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2010	10.28	0.17	(h)	1.56	1.73	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.49	0.15	(h)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)

Class R2
Year Ended June 30, 2013	14.21	0.25	(h)	2.10	2.35	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.77	0.25	(h)	(0.55)	(0.30)	(0.21)	(0.05)	(0.26)
Year Ended June 30, 2011	11.84	0.21	(h)	3.17	3.38	(0.21)	(0.24)	(0.45)
Year Ended June 30, 2010	10.28	0.17	(h)	1.62	1.79	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	10.08	0.16	(h)	0.27	0.43	(0.15)	(0.08)	(0.23)

Institutional Class
Year Ended June 30, 2013	14.28	0.31	(h)	2.13	2.44	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.83	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.88	0.28	(h)	3.18	3.46	(0.27)	(0.24)	(0.51)
Year Ended June 30, 2010	10.31	0.29	(h)	1.56	1.85	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.49	0.27	(h)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)

Select Class
Year Ended June 30, 2013	14.26	0.28	(h)	2.15	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.82	0.28	(h)	(0.54)	(0.26)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.88	0.27	(h)	3.16	3.43	(0.25)	(0.24)	(0.49)
Year Ended June 30, 2010	10.30	0.26	(h)	1.59	1.85	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.49	0.25	(h)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$16.28	16.98%	$153,506,488	0.29%	1.80%	0.70%	15%
14.23	(1.70)	69,795,977	0.29	1.96	0.68	11
14.79	29.06	34,342,393	0.29	1.82	0.68	16
11.85	17.56	8,152,363	0.30	1.98	0.74	29
10.29	(21.59)	668,529	0.44	2.39	1.13	66

16.22	16.27	7,056,864	0.94	1.19	1.19	15
14.18	(2.31)	3,703,376	0.94	1.27	1.18	11
14.74	28.20	1,754,369	0.94	1.16	1.19	16
11.83	16.80	240,978	0.94	1.39	1.24	29
10.28	(21.97)	89,687	0.94	1.54	1.64	66

16.25	16.67	31,554,095	0.54	1.59	0.94	15
14.21	(1.88)	16,196,277	0.54	1.82	0.95	11
14.77	28.68	2,735,582	0.54	1.47	0.92	16
11.84	17.30	1,008,870	0.54	1.35	1.01	29
10.28	4.44	52,233	0.69	2.67	1.36	66

16.34	17.25	225,551,927	0.04	1.96	0.30	15
14.28	(1.40)	82,923,018	0.04	2.20	0.28	11
14.83	29.34	37,596,367	0.04	2.00	0.26	16
11.88	17.88	15,656,125	0.04	2.34	0.33	29
10.31	(21.28)	6,631,432	0.04	2.79	0.75	66

16.33	17.18	115,467,767	0.19	1.81	0.44	15
14.26	(1.61)	76,266,132	0.19	2.05	0.43	11
14.82	29.08	43,244,532	0.19	1.87	0.42	16
11.88	17.85	12,003,852	0.19	2.13	0.49	29
10.30	(21.46)	2,976,108	0.19	2.60	0.88	66

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2055 Fund
Class A
Year Ended June 30, 2013	$15.24	$0.29	(h)	$2.27	$2.56	$(0.31)	$(0.01)	$(0.32)
January 31, 2012 (i) through June 30, 2012	15.00	0.08		0.23	0.31	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2013	15.25	0.19	(h)	2.27	2.46	(0.22)	(0.01)	(0.23)
January 31, 2012 (i) through June 30, 2012	15.00	0.04		0.23	0.27	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2013	15.24	0.24	(h)	2.29	2.53	(0.28)	(0.01)	(0.29)
January 31, 2012 (i) through June 30, 2012	15.00	0.07		0.22	0.29	(0.05)	—	(0.05)

Institutional Class
Year Ended June 30, 2013	15.24	0.32	(h)	2.29	2.61	(0.34)	(0.01)	(0.35)
January 31, 2012 (i) through June 30, 2012	15.00	0.10		0.22	0.32	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2013	15.25	0.29	(h)	2.29	2.58	(0.32)	(0.01)	(0.33)
January 31, 2012 (i) through June 30, 2012	15.00	0.09		0.23	0.32	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements (f)	Portfolio turnover rate (c)(g)

$17.48	16.94%	$5,900,363	0.29%	1.66%	0.72%	17%
15.24	2.03	400,107	0.29	2.30	2.32	19

17.48	16.19	210,550	0.94	1.15	1.30	17
15.25	1.79	51,943	0.94	0.70	2.57	19

17.48	16.72	1,713,490	0.54	1.38	0.97	17
15.24	1.91	73,253	0.54	1.26	2.35	19

17.50	17.29	6,795,403	0.04	1.85	0.32	17
15.24	2.10	71,866	0.04	1.69	1.69	19

17.50	17.06	3,596,206	0.19	1.69	0.49	17
15.25	2.10	881,929	0.19	1.46	1.83	19

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 11 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2010 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2010 Fund and the JPMorgan SmartRetirement 2015 Fund each seek total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at each Fund’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds, listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Futures and options are generally valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

90	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$748,491,827	$4,993,702	$—	$753,485,529

Appreciation in Other Financial Instruments
Futures Contracts	$977,388	$—	$—	$977,388

Depreciation in Other Financial Instruments
Futures Contracts	$(607,955)	$—	$—	$(607,955)

JPMorgan SmartRetirement 2010 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$476,166,217	$3,107,304	$—	$479,273,521

Appreciation in Other Financial Instruments
Futures Contracts	$556,980	$—	$—	$556,980

Depreciation in Other Financial Instruments
Futures Contracts	$(353,357)	$—	$—	$(353,357)

JPMorgan SmartRetirement 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,255,420,068	$4,673,465	$—	$1,260,093,533

Appreciation in Other Financial Instruments
Futures Contracts	$1,421,925	$—	$—	$1,421,925

Depreciation in Other Financial Instruments
Futures Contracts	$(984,840)	$—	$—	$(984,840)

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

JPMorgan SmartRetirement 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,548,638,138	$12,594,338	$—	$2,561,232,476

Appreciation in Other Financial Instruments
Futures Contracts	$3,033,410	$—	$—	$3,033,410

Depreciation in Other Financial Instruments
Futures Contracts	$(2,492,983)	$—	$—	$(2,492,983)

JPMorgan SmartRetirement 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,649,781,558	$11,273,359	$—	$1,661,054,917

Appreciation in Other Financial Instruments
Futures Contracts	$3,310,858	$—	$—	$3,310,858

Depreciation in Other Financial Instruments
Futures Contracts	$(2,489,506)	$—	$—	$(2,489,506)

JPMorgan SmartRetirement 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,262,906,384	$23,817,660	$—	$2,286,724,044

Appreciation in Other Financial Instruments
Futures Contracts	$5,981,901	$—	$—	$5,981,901

Depreciation in Other Financial Instruments
Futures Contracts	$(3,947,124)	$—	$—	$(3,947,124)

JPMorgan SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,130,115,378	$10,072,468	$—	$1,140,187,846

Appreciation in Other Financial Instruments
Futures Contracts	$3,013,260	$—	$—	$3,013,260

Depreciation in Other Financial Instruments
Futures Contracts	$(1,933,944)	$—	$—	$(1,933,944)

JPMorgan SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,563,097,680	$14,565,800	$—	$1,577,663,480

Appreciation in Other Financial Instruments
Futures Contracts	$4,240,176	$—	$—	$4,240,176

Depreciation in Other Financial Instruments
Futures Contracts	$(3,134,032)	$—	$—	$(3,134,032)

92	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$574,699,153	$8,070,984	$—	$582,770,137

Appreciation in Other Financial Instruments
Futures Contracts	$1,525,118	$—	$—	$1,525,118

Depreciation in Other Financial Instruments
Futures Contracts	$(1,035,955)	$—	$—	$(1,035,955)

JPMorgan SmartRetirement 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$528,657,293	$7,325,431	$—	$535,982,724

Appreciation in Other Financial Instruments
Futures Contracts	$1,447,267	$—	$—	$1,447,267

Depreciation in Other Financial Instruments
Futures Contracts	$(907,279)	$—	$—	$(907,279)

JPMorgan SmartRetirement 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$18,142,440	$—	$—	$18,142,440

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Notes that are held for futures collateral. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Futures Contracts — The Funds use futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the year ended June 30, 2013:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$32,844,997	$26,270,231
Interest Rate	5,897,676	7,375,681
Short Futures Contracts:
Equity	16,769,415	11,645,975
Interest Rate	17,094,806	20,629,688
JPMorgan SmartRetirement 2010 Fund
Long Futures Contracts:
Equity	23,071,695	18,519,961
Interest Rate	3,704,468	2,382,720
Short Futures Contracts:
Equity	11,678,414	6,880,136
Interest Rate	11,199,897	12,986,000
JPMorgan SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	56,698,334	43,300,693
Interest Rate	10,887,625	7,942,502
Short Futures Contracts:
Equity	28,421,406	18,203,374
Interest Rate	39,413,097	45,513,625
JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	164,426,115	172,126,879
Interest Rate	28,505,036	27,271,295
Short Futures Contracts:
Equity	52,548,690	35,563,328
Interest Rate	82,901,586	102,768,797
JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	131,215,385	139,017,857
Interest Rate	25,692,728	37,950,510
Short Futures Contracts:
Equity	45,931,491	34,945,911
Interest Rate	76,408,671	123,346,766
JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	262,198,781	255,881,303
Interest Rate	46,587,967	55,703,621
Short Futures Contracts:
Equity	91,465,659	63,212,167
Interest Rate	160,901,151	221,031,594
JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	123,148,434	123,323,861
Interest Rate	19,531,020	27,345,560
Short Futures Contracts:
Equity	40,658,638	31,859,412
Interest Rate	76,551,183	114,268,250
JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	185,628,600	176,618,962
Interest Rate	30,682,125	44,509,793
Short Futures Contracts:
Equity	63,718,354	43,543,962
Interest Rate	114,246,988	159,418,734

94	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	$60,606,926	$63,869,849
Interest Rate	9,866,675	15,867,974
Short Futures Contracts:
Equity	19,752,127	15,419,543
Interest Rate	37,913,860	58,465,641
JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	56,347,165	58,864,832
Interest Rate	9,364,942	15,230,829
Short Futures Contracts:
Equity	18,648,490	15,127,882
Interest Rate	35,124,263	53,502,719

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$509,041
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	468,347

Total		$977,388

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(215,804)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(392,151)

Total		$(607,955)

JPMorgan SmartRetirement 2010 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$266,849
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	290,131

Total		$556,980

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(109,948)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(243,409)

Total		$(353,357)

JPMorgan SmartRetirement 2015 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$674,854
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	747,071

Total		$1,421,925

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(328,992)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(655,848)

Total		$(984,840)

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

JPMorgan SmartRetirement 2020 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,523,814
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,509,596

Total		$3,033,410

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(912,211)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,580,772)

Total		$(2,492,983)

JPMorgan SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,793,216
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,517,642

Total		$3,310,858

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,177,084)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,312,422)

Total		$(2,489,506)

JPMorgan SmartRetirement 2030 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,271,108
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,710,793

Total		$5,981,901

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,797,220)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,149,904)

Total		$(3,947,124)

JPMorgan SmartRetirement 2035 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,633,338
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,379,922

Total		$3,013,260

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(886,790)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,047,154)

Total		$(1,933,944)

96	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement 2040 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,347,230
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,892,946

Total		$4,240,176

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,384,552)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,749,480)

Total		$(3,134,032)

JPMorgan SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$849,205
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	675,913

Total		$1,525,118

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(498,531)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(537,424)

Total		$(1,035,955)

JPMorgan SmartRetirement 2050 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$780,953
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	666,314

Total		$1,447,267

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(472,016)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(435,263)

Total		$(907,279)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2013, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$73,661
Equity contracts	3,653,485

Total	$3,727,146

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$306,135
Equity contracts	(686,566)

Total	$(380,431)

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

JPMorgan SmartRetirement 2010 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$99,773
Equity contracts	2,241,533

Total	$2,341,306

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$154,942
Equity contracts	(605,418)

Total	$(450,476)

JPMorgan SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$350,788
Equity contracts	5,872,315

Total	$6,223,103

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$329,176
Equity contracts	(1,349,564)

Total	$(1,020,388)

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$683,896
Equity contracts	23,129,600

Total	$23,813,496

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$591,992
Equity contracts	(4,045,593)

Total	$(3,453,601)

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$564,248
Equity contracts	18,115,347

Total	$18,679,595

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$579,351
Equity contracts	(2,729,498)

Total	$(2,150,147)

98	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,066,983
Equity contracts	37,160,552

Total	$38,227,535

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,339,873
Equity contracts	(5,244,364)

Total	$(3,904,491)

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$291,313
Equity contracts	18,158,895

Total	$18,450,208

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$719,925
Equity contracts	(2,349,816)

Total	$(1,629,891)

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$578,892
Equity contracts	25,712,341

Total	$26,291,233

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$924,806
Equity contracts	(4,610,857)

Total	$(3,686,051)

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$164,597
Equity contracts	8,990,521

Total	$9,155,118

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$343,798
Equity contracts	(1,110,728)

Total	$(766,930)

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$122,819
Equity contracts	7,864,518

Total	$7,987,337

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$297,371
Equity contracts	(952,236)

Total	$(654,865)

The Funds’ derivatives contracts held at June 30, 2013 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by the Advisor or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the Underlying Funds:

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Income Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$5,865,434	$3,300,000	$7,896,228	$(2,931,643)	$—	—	$—
JPMorgan Commodities Strategy Fund, Class R6 Shares	—	10,150,000	—	—	—	700,967	9,259,772
JPMorgan Core Bond Fund, Class R6 Shares	134,052,652	118,645,526	31,900,000	(244,167)	5,224,577	18,335,924	214,163,598
JPMorgan Corporate Bond Fund, Class R6 Shares	—	30,650,114	—	—	150,114	3,082,907	29,441,761
JPMorgan Disciplined Equity Fund, Class R6 Shares	44,823,724	12,033,962	—	1,911,056	897,907	3,214,916	65,391,393
JPMorgan Emerging Economies Fund, Class R5 Shares	4,067,625	4,792,476	—	—	92,477	684,203	8,511,484
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	23,480,509	—	21,881,861	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	30,306,794	7,700,000	494,277	1,274,933	2,885,563	23,834,754

100	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Income Fund (continued)
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	$5,283,462	$6,909,752	$1,400,000	$(10,500)	$59,752	487,232	$10,787,306
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	9,918,354	—	5,290	113,064	946,721	8,993,854
JPMorgan Floating Rate Income Fund, Select Class Shares	—	18,000,000	—	—	—	1,805,416	18,000,000
JPMorgan Global Natural Resources Fund, Class R6 Shares	7,358,856	166,987	7,899,267	(1,454,408)	166,987	—	—
JPMorgan Growth Advantage Fund, Class R5 Shares	7,322,205	7,722,932	—	49,551	73,380	1,556,289	18,130,772
JPMorgan High Yield Fund, Class R6 Shares	54,088,080	24,728,651	15,100,000	315,428	3,935,249	8,059,816	64,639,722
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	31,058,799	21,819,128	13,700,000	(392,023)	530,186	3,615,071	37,632,886
JPMorgan International Equity Fund, Class R6 Shares	13,225,489	4,448,990	—	—	348,990	1,372,395	19,638,966
JPMorgan International Opportunities Fund, Class R6 Shares	13,337,209	4,701,194	—	—	401,194	1,469,166	19,877,821
JPMorgan International Realty Fund, Class R5 Shares	4,865,909	2,930,784	—	—	330,783	840,298	8,201,306
JPMorgan Intrepid America Fund, Class R5 Shares	8,171,402	4,979,219	—	—	279,219	518,004	15,509,050
JPMorgan Intrepid International Fund, Institutional Class Shares	7,462,859	4,130,815	—	—	180,815	735,256	12,859,630
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	10,165,610	—	84,173	81,436	565,984	11,727,181
JPMorgan Prime Money Market Fund, Institutional Class Shares	46,246,094	277,087,906	250,907,596	—	49,644	72,426,404	72,426,404
JPMorgan Real Return Fund, Institutional Class Shares	15,705,035	10,846,226	5,600,000	(213,324)	180,666	1,903,848	18,943,288
JPMorgan Realty Income Fund, Class R5 Shares	6,988,975	3,449,951	—	46,303	183,649	899,082	10,824,951
JPMorgan Small Cap Equity Fund, Class R5	6,011,277	165,105	4,600,000	1,082,418	24,245	45,817	2,025,560
JPMorgan Small Cap Growth Fund, Class R6 Shares	4,467,280	193,234	2,200,000	214,573	—	208,746	2,922,442
JPMorgan Small Cap Value Fund, Class R6 Shares	3,728,892	34,553	1,500,000	17,146	34,553	114,914	2,857,920
JPMorgan U.S. Equity Fund, Class R6 Shares	14,721,765	262,920	8,000,000	821,344	112,774	654,433	8,389,836
JPMorgan Value Advantage Fund, Institutional Class Shares	7,206,911	11,144,699	—	61,984	182,714	892,827	22,088,546

Total	$469,540,443			$(142,522)	$14,909,308		$737,080,203

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement 2010 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$4,654,325	$1,100,000	$4,855,170	$(2,368,910)	$—	—	$—
JPMorgan Commodities Strategy Fund, Class R6 Shares	—	6,350,000	—	—	—	438,536	5,793,060
JPMorgan Core Bond Fund, Class R6 Shares	107,248,281	75,156,227	41,150,000	69,769	3,494,598	11,761,994	137,380,095
JPMorgan Corporate Bond Fund, Class R6 Shares	—	19,194,746	—	—	94,746	1,931,958	18,450,200
JPMorgan Disciplined Equity Fund, Class R6 Shares	35,131,227	4,410,143	4,150,000	1,237,552	602,933	2,009,454	40,872,302
JPMorgan Emerging Economies Fund, Class R5 Shares	3,312,647	1,755,620	—	—	55,620	395,140	4,915,537
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	18,848,174	—	17,612,397	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	22,480,842	7,980,000	733,724	868,445	1,908,085	15,760,785
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4,083,090	4,036,867	765,000	22,850	36,867	332,706	7,366,113
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	6,174,380	—	3,286	71,094	596,167	5,663,591
JPMorgan Floating Rate Income Fund, Select Class Shares	—	11,650,000	—	—	—	1,168,506	11,650,000
JPMorgan Global Natural Resources Fund, Class R6 Shares	5,836,029	114,743	6,227,858	(1,314,353)	114,743	—	—
JPMorgan Growth Advantage Fund, Class R5 Shares	5,526,978	4,733,932	—	33,831	50,100	1,062,550	12,378,710
JPMorgan High Yield Fund, Class R6 Shares	43,272,302	12,259,993	15,150,000	154,632	2,678,199	5,132,636	41,163,737
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	25,229,685	8,201,511	8,450,000	(182,525)	371,360	2,312,347	24,071,529
JPMorgan International Equity Fund, Class R6 Shares	10,779,414	3,374,215	2,000,000	(39,578)	224,215	940,685	13,461,197
JPMorgan International Opportunities Fund, Class R6 Shares	10,589,130	1,563,401	850,001	(97,738)	263,401	928,160	12,558,000
JPMorgan International Realty Fund, Class R5 Shares	3,967,068	1,129,781	650,000	(163,466)	229,781	492,996	4,811,641
JPMorgan Intrepid America Fund, Class R5 Shares	6,397,696	1,341,728	—	—	141,728	307,809	9,215,814
JPMorgan Intrepid International Fund, Institutional Class Shares	5,331,623	2,539,691	900,000	(106,272)	109,691	443,360	7,754,365
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	5,628,388	—	65,255	63,133	320,823	6,647,449
JPMorgan Prime Money Market Fund, Institutional Class Shares	34,885,637	177,685,220	167,344,623	—	34,953	45,226,234	45,226,234
JPMorgan Real Return Fund, Institutional Class Shares	12,843,680	3,854,464	3,300,000	(15,376)	111,220	1,228,187	12,220,459
JPMorgan Realty Income Fund, Class R5 Shares	5,578,141	1,056,548	—	28,819	127,728	570,837	6,872,880
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,020,410	132,306	3,900,000	862,998	19,429	36,715	1,623,170
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,969,177	99,495	1,800,000	152,812	—	107,482	1,504,749
JPMorgan Small Cap Value Fund, Class R6 Shares	2,730,803	1,426,381	1,800,000	2,845	26,381	106,085	2,638,326
JPMorgan U.S. Equity Fund, Class R6 Shares	12,971,428	1,575,733	8,900,000	793,648	83,806	507,722	6,508,995
JPMorgan Value Advantage Fund, Institutional Class Shares	5,643,929	4,417,672	—	42,473	125,199	499,501	12,357,652

Total	$372,850,874			$(83,724)	$9,999,370		$468,866,590

102	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement 2015 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$4,012,337	$5,100,000	$7,866,544	$(2,255,564)	$—	—	$—
JPMorgan Commodities Strategy Fund, Class R6 Shares	—	10,000,000		—	—	690,608	9,122,928
JPMorgan Core Bond Fund, Class R6 Shares	237,607,521	207,694,052	57,500,000	(428,255)	9,180,293	32,203,631	376,138,410
JPMorgan Corporate Bond Fund, Class R6 Shares	—	51,763,116		—	263,116	5,201,478	49,674,112
JPMorgan Disciplined Equity Fund, Class R6 Shares	83,416,818	25,796,342	6,000,000	3,386,918	1,648,066	5,834,935	118,682,574
JPMorgan Emerging Economies Fund, Class R5 Shares	15,833,481	13,059,764	3,175,000	(82,047)	259,764	2,043,349	25,419,264
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	36,490,037	—	34,149,062	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	51,048,915	13,100,000	843,804	1,999,853	4,788,361	39,551,863
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	19,531,381	12,627,084	2,475,000	(22,271)	177,084	1,343,047	29,735,071
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	14,890,642	—	8,015	182,626	1,433,924	13,622,281
JPMorgan Floating Rate Income Fund, Select Class Shares	—	20,000,000	—	—	—	2,006,018	20,000,000
JPMorgan Global Natural Resources Fund, Class R5 Shares	—			—	—	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	5,858,610	79,239	6,248,381	(85,792)	79,239	—	—
JPMorgan Growth Advantage Fund, Class R5 Shares	16,918,825	18,418,661	—	108,292	160,369	3,615,105	42,115,972
JPMorgan High Yield Fund, Class R6 Shares	81,614,615	41,349,472	27,700,000	317,359	5,954,483	12,042,262	96,578,944
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	26,474,221	32,844,902	17,000,000	(539,082)	546,575	3,882,769	40,419,624
JPMorgan International Equity Fund, Class R6 Shares	31,304,273	13,844,431	3,000,000	93,213	794,432	3,235,870	46,305,296
JPMorgan International Opportunities Fund, Class R6 Shares	33,122,259	12,871,875	4,000,000	(450,187)	871,875	3,423,877	46,325,051
JPMorgan International Realty Fund, Class R5 Shares	11,941,065	3,311,749	—	—	811,749	1,681,138	16,407,905
JPMorgan Intrepid America Fund, Class R5 Shares	27,670,846	13,146,923	7,000,000	130,301	746,923	1,354,546	40,555,094
JPMorgan Intrepid International Fund, Institutional Class Shares	15,514,947	4,847,514		—	347,514	1,315,785	23,013,079
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	21,396,907	2,000,000	213,279	195,174	1,101,166	22,816,149
JPMorgan Prime Money Market Fund, Institutional Class Shares	19,319,736	432,316,643	415,556,022	—	21,510	36,080,357	36,080,357
JPMorgan Real Return Fund, Institutional Class Shares	12,911,675	15,083,067	5,300,000	(222,521)	200,052	2,049,411	20,391,635
JPMorgan Realty Income Fund, Class R5 Shares	18,125,753	8,780,714	—	108,773	471,942	2,325,506	27,999,092
JPMorgan Small Cap Equity Fund, Class R5 Shares	15,117,231	2,950,505	13,700,000	1,650,995	66,156	126,311	5,584,205
JPMorgan Small Cap Growth Fund, Class R6 Shares	10,102,924	460,378	4,700,000	272,907	—	497,336	6,962,711
JPMorgan Small Cap Value Fund, Class R6 Shares	7,981,490	83,500	2,600,000	(248,296)	83,499	277,696	6,906,296
JPMorgan U.S. Equity Fund, Class R6 Shares	46,235,550	6,060,488	24,000,000	1,953,627	452,616	2,649,498	33,966,568
JPMorgan Value Advantage Fund, Institutional Class Shares	16,627,102	24,864,550	—	143,005	421,546	1,979,931	48,983,498

Total	$793,732,697			$4,896,473	$25,936,456		$1,243,357,979

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement 2020 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$1,127,808	$2,600,000	$3,331,275	$(528,394)	$—	—	$—
JPMorgan Commodities Strategy Fund, Class R6 Shares	—	4,370,000	—	—	—	301,796	3,986,720
JPMorgan Core Bond Fund, Class R6 Shares	409,513,123	447,273,748	122,000,000	(776,869)	16,683,723	61,037,965	712,923,427
JPMorgan Corporate Bond Fund, Class R6 Shares	—	105,014,294	3,250,000	(190,679)	514,294	10,217,901	97,580,955
JPMorgan Disciplined Equity Fund, Class R6 Shares	181,318,984	69,546,221	71,000,000	8,226,586	3,033,841	10,115,028	205,739,673
JPMorgan Emerging Economies Fund, Class R5 Shares	45,754,674	33,522,366	—	—	672,367	6,199,216	77,118,245
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	64,693,905	—	60,161,605	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	90,709,603	24,220,000	1,983,388	3,447,998	8,451,040	69,805,591
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	57,497,458	47,268,575	8,675,000	(600,542)	468,575	4,329,805	95,861,882
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	27,228,215	—	13,626	314,589	2,622,179	24,910,704
JPMorgan Floating Rate Income Fund, Select Class Shares	—	10,000,000	—	—	—	1,003,009	10,000,000
JPMorgan Global Natural Resources Fund, Class R6 Shares	2,098,522	47,620	2,252,631	(194,989)	47,620	—	—
JPMorgan Growth Advantage Fund, Class R5 Shares	48,944,511	57,252,872	7,500,000	(269,389)	389,713	9,975,967	116,220,015
JPMorgan High Yield Fund, Class R6 Shares	150,999,051	88,641,718	70,580,000	747,814	10,663,470	21,372,854	171,410,288
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	9,596,851	21,336,641	9,500,000	(346,191)	244,792	1,952,940	20,330,101
JPMorgan International Equity Fund, Class R6 Shares	79,427,027	45,049,310	11,500,000	(828,203)	2,099,310	8,615,958	123,294,360
JPMorgan International Opportunities Fund, Class R6 Shares	82,512,128	34,063,637	6,800,000	(943,521)	2,213,637	8,857,117	119,836,799
JPMorgan International Realty Fund, Class R5 Shares	25,856,394	9,257,707	—	—	1,757,708	3,822,612	37,308,696
JPMorgan Intrepid America Fund, Class R5 Shares	70,264,678	35,279,617	9,660,000	(238,714)	1,779,617	3,767,892	112,810,697
JPMorgan Intrepid International Fund, Institutional Class Shares	40,179,869	14,349,051	—	—	849,051	3,488,326	61,010,827
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	59,739,448	4,000,000	359,991	511,134	3,127,351	64,798,710
JPMorgan Prime Money Market Fund, Institutional Class Shares	43,534,079	878,059,573	857,678,260	—	39,692	63,915,391	63,915,391
JPMorgan Real Return Fund, Institutional Class Shares	5,259,723	6,258,060	325,000	134,050	85,141	1,024,126	10,190,053
JPMorgan Realty Income Fund, Class R5 Shares	45,540,523	31,546,113	6,720,000	(80,652)	1,197,316	5,969,235	71,869,584
JPMorgan Small Cap Equity Fund, Class R5 Shares	28,504,783	6,129,297	27,200,000	4,542,326	165,835	225,068	9,950,237
JPMorgan Small Cap Growth Fund, Class R6 Shares	21,245,796	3,568,622	8,700,000	312,594	—	1,346,420	18,849,883
JPMorgan Small Cap Value Fund, Class R6 Shares	20,164,060	2,704,548	7,500,000	(85,515)	204,548	756,285	18,808,815
JPMorgan U.S. Equity Fund, Class R6 Shares	110,077,835	23,362,149	45,500,000	2,433,382	1,283,735	8,052,868	103,237,763
JPMorgan Value Advantage Fund, Institutional Class Shares	49,066,828	59,644,853	5,000,000	170,659	1,004,189	4,983,151	123,283,154

Total	$1,593,178,610			$13,840,758	$49,671,895		$2,545,052,570

104	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$144,952,292	$269,375,623	$54,900,000	$(490,272)	$7,330,748	29,831,810	$348,435,537
JPMorgan Corporate Bond Fund, Class R6 Shares	—	50,946,713	—	—	246,713	5,119,281	48,889,136
JPMorgan Disciplined Equity Fund, Class R6 Shares	113,564,632	38,918,366	9,350,000	4,743,295	2,180,258	8,019,202	163,110,569
JPMorgan Emerging Economies Fund, Class R5 Shares	28,167,412	35,535,723	2,000,000	(361,532)	485,723	4,787,430	59,555,630
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	32,259,851	—	30,383,491	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	50,124,147	12,000,000	890,583	1,840,656	4,731,993	39,086,265
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	36,524,815	39,593,398	—	—	343,398	3,411,485	75,530,274
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	13,873,622	—	6,893	166,728	1,334,383	12,676,635
JPMorgan Growth Advantage Fund, Class R5 Shares	32,998,678	40,746,568	—	196,126	290,442	7,411,732	86,346,678
JPMorgan High Yield Fund, Class R6 Shares	80,121,881	60,003,044	29,500,000	331,601	6,346,158	13,907,499	111,538,142
JPMorgan International Equity Fund, Class R6 Shares	49,840,157	37,399,698	—	—	1,549,698	6,561,308	93,892,316
JPMorgan International Opportunities Fund, Class R6 Shares	49,923,659	40,619,837	2,600,000	(35,298)	1,619,837	6,992,340	94,606,358
JPMorgan International Realty Fund, Class R5 Shares	14,926,782	13,176,797	—	—	1,076,798	2,999,212	29,272,310
JPMorgan Intrepid America Fund, Class R5 Shares	42,326,999	33,891,694	—	—	1,191,694	2,939,104	87,996,779
JPMorgan Intrepid International Fund, Institutional Class Shares	25,297,371	14,971,368	—	—	621,368	2,557,408	44,729,067
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	46,623,852	2,618,734	513,091	405,118	2,480,118	51,388,048
JPMorgan Prime Money Market Fund, Institutional Class Shares	24,200,474	587,119,947	576,314,214	—	23,172	35,006,207	35,006,207
JPMorgan Realty Income Fund, Class R5 Shares	27,932,341	22,309,317	186,251	186,251	823,066	4,289,015	51,639,746
JPMorgan Small Cap Equity Fund, Class R5 Shares	19,744,347	6,106,151	14,002,454	1,736,257	103,697	323,952	14,321,910
JPMorgan Small Cap Growth Fund, Class R6 Shares	13,998,276	2,647,405	7,047,405	575,893	—	864,666	12,105,330
JPMorgan Small Cap Value Fund, Class R6 Shares	11,358,134	3,142,696	3,700,000	(85,281)	142,696	519,813	12,927,739
JPMorgan U.S. Equity Fund, Class R6 Shares	68,026,205	26,895,601	23,123,193	964,756	922,408	6,543,097	83,882,502
JPMorgan Value Advantage Fund, Institutional Class Shares	31,260,260	47,264,702	257,033	257,033	757,670	3,752,804	92,844,380

Total	$847,424,566			$9,429,396	$28,468,046		$1,649,781,558

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$132,069,128	$270,728,194	$63,300,000	$(767,155)	$7,338,690	28,128,613	$328,542,204
JPMorgan Corporate Bond Fund, Class R6 Shares	—	46,233,165	—	—	233,165	4,647,689	44,385,430
JPMorgan Disciplined Equity Fund, Class R6 Shares	205,085,811	75,378,611	67,225,000	6,704,757	3,226,725	11,780,620	239,617,803
JPMorgan Emerging Economies Fund, Class R5 Shares	50,082,515	51,741,556	6,000,000	(1,358,606)	771,556	7,408,423	92,160,786
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	49,328,309	—	45,575,207	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	70,803,096	25,050,000	2,400,640	2,427,889	5,940,650	49,069,772
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	64,421,509	55,745,755	4,900,000	(329,903)	545,755	5,166,856	114,394,197
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	15,287,851	—	8,496	179,354	1,470,384	13,968,651
JPMorgan Growth Advantage Fund, Class R5 Shares	58,862,082	54,530,769	—	314,712	466,057	11,508,801	134,077,529
JPMorgan High Yield Fund, Class R6 Shares	130,931,105	69,925,125	50,925,000	1,057,388	9,326,721	18,943,654	151,928,105
JPMorgan International Equity Fund, Class R6 Shares	91,754,900	47,349,010	6,400,000	(533,079)	2,399,010	10,094,521	144,452,599
JPMorgan International Opportunities Fund, Class R6 Shares	92,602,967	55,529,961	12,725,000	(729,326)	2,504,960	10,818,511	146,374,456
JPMorgan International Realty Fund, Class R5 Shares	25,598,882	11,227,116	—	—	1,827,116	3,985,500	38,898,482
JPMorgan Intrepid America Fund, Class R5 Shares	80,913,970	41,454,790	10,500,000	(87,678)	2,104,790	4,402,567	131,812,871
JPMorgan Intrepid International Fund, Institutional Class Shares	48,275,674	21,804,205	6,200,000	(594,899)	1,004,205	4,092,743	71,582,080
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	76,241,968	8,900,000	209,952	587,443	3,746,325	77,623,848
JPMorgan Prime Money Market Fund, Institutional Class Shares	41,444,108	736,149,806	711,357,188	—	32,926	66,236,727	66,236,727
JPMorgan Realty Income Fund, Class R5 Shares	50,663,969	35,916,279	7,950,000	(120,243)	1,335,895	6,684,880	80,485,950
JPMorgan Small Cap Equity Fund, Class R5 Shares	36,021,300	6,778,545	26,100,000	3,969,969	187,752	447,347	19,777,219
JPMorgan Small Cap Growth Fund, Class R6 Shares	21,758,879	6,178,308	8,900,000	1,136,119	—	1,580,592	22,128,295
JPMorgan Small Cap Value Fund, Class R6 Shares	22,389,569	216,943	8,400,000	(298,955)	216,944	721,498	17,943,666
JPMorgan U.S. Equity Fund, Class R6 Shares	122,004,604	30,928,229	40,000,000	1,706,610	1,542,448	10,246,759	131,363,448
JPMorgan Value Advantage Fund, Institutional Class Shares	59,630,043	62,866,749	—	409,537	1,207,211	5,904,700	146,082,266

Total	$1,383,839,324			$13,098,336	$39,466,612		$2,262,906,384

106	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$25,796,590	$96,068,789	$16,250,000	$(91,639)	$2,022,762	8,753,926	$102,245,852
JPMorgan Corporate Bond Fund, Class R6 Shares	—	15,125,138	—	—	75,138	1,516,076	14,478,529
JPMorgan Disciplined Equity Fund, Class R6 Shares	81,578,409	45,664,656	5,000,000	3,254,623	1,637,117	6,714,011	136,562,983
JPMorgan Emerging Economies Fund, Class R5 Shares	22,108,085	29,655,293	—	—	390,293	4,000,665	49,768,267
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	16,963,205	—	15,963,758	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	27,866,595	9,000,000	726,103	902,837	2,362,004	19,510,150
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	27,822,450	37,621,158	2,400,000	(18,846)	271,158	2,808,375	62,177,420
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	6,173,428	—	3,206	70,221	595,355	5,655,868
JPMorgan Growth Advantage Fund, Class R5 Shares	27,236,843	34,945,199	—	159,297	235,902	6,243,522	72,737,031
JPMorgan High Yield Fund, Class R6 Shares	49,444,006	41,695,401	21,550,000	240,292	3,951,974	8,739,682	70,092,249
JPMorgan International Equity Fund, Class R6 Shares	39,550,550	38,073,777	3,500,000	97,883	1,298,777	5,538,605	79,257,440
JPMorgan International Opportunities Fund, Class R6 Shares	39,651,940	34,463,751	—	—	1,273,751	5,877,685	79,525,072
JPMorgan International Realty Fund, Class R5 Shares	12,056,764	9,769,613	—	—	819,614	2,323,661	22,678,932
JPMorgan Intrepid America Fund, Class R5 Shares	36,141,123	34,263,659	2,200,000	42,385	1,038,660	2,614,719	78,284,681
JPMorgan Intrepid International Fund, Institutional Class Shares	22,244,695	16,294,814	—	—	544,813	2,415,407	42,245,466
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	36,717,936	1,700,000	402,977	318,614	1,943,574	40,270,853
JPMorgan Prime Money Market Fund, Institutional Class Shares	16,193,288	392,964,427	384,117,079	—	14,777	25,040,636	25,040,636
JPMorgan Realty Income Fund, Class R5 Shares	21,384,306	20,430,430	—	150,085	680,345	3,548,857	42,728,238
JPMorgan Small Cap Equity Fund, Class R5 Shares	16,060,706	5,125,742	10,800,000	1,524,705	106,574	269,252	11,903,628
JPMorgan Small Cap Growth Fund, Class R6 Shares	9,921,346	4,312,835	3,900,000	271,342	—	863,917	12,094,837
JPMorgan Small Cap Value Fund, Class R6 Shares	8,890,518	5,024,442	4,100,000	(110,477)	124,443	468,745	11,657,688
JPMorgan U.S. Equity Fund, Class R6 Shares	54,227,819	27,056,324	17,300,000	958,360	799,814	5,729,984	73,458,395
JPMorgan Value Advantage Fund, Institutional Class Shares	26,780,269	39,291,455	—	200,483	590,973	3,142,327	77,741,163

Total	$554,052,912			$7,810,779	$17,168,557		$1,130,115,378

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$32,904,742	$109,468,640	$35,290,000	$(247,412)	$2,263,216	8,870,649	$103,609,185
JPMorgan Corporate Bond Fund, Class R6 Shares	—	13,016,545	—	—	66,545	1,309,646	12,507,116
JPMorgan Disciplined Equity Fund, Class R6 Shares	135,092,854	75,994,599	38,500,000	4,327,133	2,568,846	9,556,761	194,384,527
JPMorgan Emerging Economies Fund, Class R5 Shares	39,439,841	41,254,011	5,785,000	(1,355,700)	604,010	5,804,871	72,212,601
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	28,658,292	—	26,275,610	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	34,224,184	17,220,000	1,687,003	1,248,574	2,395,039	19,783,024
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	49,538,782	43,426,803	4,475,000	(307,233)	416,802	3,967,991	87,851,324
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	10,820,584	—	4,408	116,176	1,038,017	9,861,161
JPMorgan Growth Advantage Fund, Class R5 Shares	48,843,747	41,365,426	—	248,066	367,360	9,146,653	106,558,509
JPMorgan High Yield Fund, Class R6 Shares	85,611,489	49,808,188	42,050,000	929,729	5,964,795	11,819,749	94,794,383
JPMorgan International Equity Fund, Class R6 Shares	71,430,562	40,878,097	7,600,000	(724,691)	1,928,097	7,951,454	113,785,311
JPMorgan International Opportunities Fund, Class R6 Shares	72,130,290	41,348,767	7,400,000	(1,055,694)	1,998,767	8,479,056	114,721,622
JPMorgan International Realty Fund, Class R5 Shares	20,235,138	9,375,577	—	—	1,375,577	3,205,483	31,285,515
JPMorgan Intrepid America Fund, Class R5 Shares	63,505,575	31,784,634	—	—	1,619,634	3,718,084	111,319,430
JPMorgan Intrepid International Fund, Institutional Class Shares	39,529,954	21,373,807	7,075,000	(746,807)	823,807	3,446,836	60,285,164
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	60,964,721	10,000,000	166,813	442,426	2,841,620	58,878,372
JPMorgan Prime Money Market Fund, Institutional Class Shares	28,442,663	497,813,457	487,376,097	—	22,893	38,880,023	38,880,023
JPMorgan Realty Income Fund, Class R5 Shares	39,891,695	30,909,620	6,300,000	(99,530)	1,088,812	5,501,782	66,241,453
JPMorgan Small Cap Equity Fund, Class R5 Shares	28,357,491	3,025,156	21,200,000	3,173,086	150,542	284,482	12,576,953
JPMorgan Small Cap Growth Fund, Class R6 Shares	17,005,740	3,911,690	6,300,000	815,828	—	1,215,647	17,019,057
JPMorgan Small Cap Value Fund, Class R6 Shares	16,773,627	3,191,158	6,000,000	(186,373)	191,158	681,320	16,944,437
JPMorgan U.S. Equity Fund, Class R6 Shares	103,529,506	25,387,441	38,300,000	1,111,354	1,288,196	8,257,723	105,864,014
JPMorgan Value Advantage Fund, Institutional Class Shares	47,121,455	51,698,713	3,750,000	377,938	917,470	4,597,191	113,734,499

Total	$968,043,443			$8,117,918	$25,463,703		$1,563,097,680

108	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$8,811,746	$37,626,492	$7,500,000	$(47,311)	$761,789	3,228,886	$37,713,383
JPMorgan Corporate Bond Fund, Class R6 Shares	—	6,029,868	—	—	29,868	605,485	5,782,386
JPMorgan Disciplined Equity Fund, Class R6 Shares	39,801,927	24,076,630	—	1,646,586	855,044	3,507,504	71,342,625
JPMorgan Emerging Economies Fund, Class R5 Shares	10,529,044	17,695,755	850,000	(74,893)	195,755	2,113,003	26,285,758
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	7,686,498	—	7,276,961	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	12,093,004	4,300,000	347,641	396,043	982,859	8,118,417
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	13,212,121	19,895,228	—	—	135,229	1,464,189	32,417,136
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	3,821,226	—	1,443	39,783	367,435	3,490,632
JPMorgan Growth Advantage Fund, Class R5 Shares	12,946,899	20,925,891	—	76,944	113,947	3,360,068	39,144,788
JPMorgan High Yield Fund, Class R6 Shares	22,829,847	20,259,417	9,750,000	136,099	1,902,252	4,187,389	33,582,857
JPMorgan International Equity Fund, Class R6 Shares	19,459,426	20,416,176	800,000	21,617	661,176	2,903,246	41,545,454
JPMorgan International Opportunities Fund, Class R6 Shares	18,680,501	20,207,859	—	—	642,858	3,069,992	41,536,992
JPMorgan International Realty Fund, Class R5 Shares	5,418,923	5,359,766	—	—	434,766	1,137,572	11,102,698
JPMorgan Intrepid America Fund, Class R5 Shares	16,423,281	19,086,207	—	—	516,208	1,362,382	40,789,706
JPMorgan Intrepid International Fund, Institutional Class Shares	10,738,980	10,269,083	—	—	269,082	1,307,461	22,867,487
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	18,825,030	—	152,195	147,834	1,036,331	21,472,776
JPMorgan Prime Money Market Fund, Institutional Class Shares	7,225,205	217,834,322	208,336,917	—	7,106	16,722,610	16,722,610
JPMorgan Realty Income Fund, Class R5 Shares	10,430,782	12,820,881	—	73,459	362,423	1,973,965	23,766,540
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,811,987	1,987,559	5,200,000	606,163	53,241	121,434	5,368,603
JPMorgan Small Cap Growth Fund, Class R6 Shares	3,834,194	4,498,956	2,200,000	197,344	—	503,175	7,044,449
JPMorgan Small Cap Value Fund, Class R6 Shares	4,618,236	1,407,521	1,800,000	(47,326)	57,521	206,323	5,131,258
JPMorgan U.S. Equity Fund, Class R6 Shares	25,947,251	14,897,898	7,350,000	408,871	410,100	2,994,907	38,394,710
JPMorgan Value Advantage Fund, Institutional Class Shares	12,746,460	22,341,976	—	99,291	292,684	1,660,384	41,077,888

Total	$259,153,308			$3,598,123	$8,284,709		$574,699,153

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$8,366,081	$36,199,056	$9,195,000	$(73,878)	$688,731	2,930,773	$34,231,431
JPMorgan Corporate Bond Fund, Class R6 Shares		5,025,597	—	—	25,597	503,758	4,810,888
JPMorgan Disciplined Equity Fund, Class R6 Shares	37,888,874	27,282,300	5,500,000	1,213,201	772,668	3,258,248	66,272,768
JPMorgan Emerging Economies Fund, Class R5 Shares	9,864,837	15,389,407	—	—	179,407	1,940,453	24,139,233
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	7,192,499	—	6,818,728	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	12,008,008	4,600,000	345,975	379,280	928,805	7,671,933
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	12,682,936	18,623,359	800,000	(79,768)	123,359	1,349,273	29,872,910
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	2,630,306	—	1,282	29,024	253,043	2,403,910
JPMorgan Growth Advantage Fund, Class R5 Shares	11,891,943	19,193,894	—	68,078	100,816	3,094,805	36,054,480
JPMorgan High Yield Fund, Class R6 Shares	22,307,941	19,654,867	10,435,000	95,339	1,758,862	3,957,251	31,737,157
JPMorgan International Equity Fund, Class R6 Shares	17,718,024	19,527,809	1,300,000	(107,820)	617,809	2,665,469	38,142,864
JPMorgan International Opportunities Fund, Class R6 Shares	18,179,933	19,893,737	1,300,000	(197,734)	573,737	2,891,274	39,118,936
JPMorgan International Realty Fund, Class R5 Shares	4,665,875	5,798,447	600,000	(5,883)	373,447	1,045,139	10,200,556
JPMorgan Intrepid America Fund, Class R5 Shares	15,410,260	16,332,825	—	—	487,826	1,213,839	36,342,334
JPMorgan Intrepid International Fund, Institutional Class Shares	10,312,680	9,808,754	—	—	238,754	1,248,097	21,829,208
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	17,906,904	1,300,000	74,054	134,920	920,901	19,081,059
JPMorgan Prime Money Market Fund, Institutional Class Shares	6,985,704	194,372,793	188,093,963	—	6,515	13,264,534	13,264,534
JPMorgan Realty Income Fund, Class R5 Shares	10,148,439	11,113,024	—	66,571	336,453	1,793,185	21,589,942
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,570,511	2,731,117	5,900,000	639,762	48,624	114,484	5,061,344
JPMorgan Small Cap Growth Fund, Class R6 Shares	4,841,072	3,183,000	2,100,000	168,373	—	481,359	6,739,029
JPMorgan Small Cap Value Fund, Class R6 Shares	3,627,652	1,656,784	975,000	(34,818)	56,784	207,245	5,154,195
JPMorgan U.S. Equity Fund, Class R6 Shares	24,114,008	15,471,854	7,775,000	353,871	384,786	2,834,424	36,337,315
JPMorgan Value Advantage Fund, Institutional Class Shares	11,916,111	21,036,212	—	95,298	280,915	1,560,278	38,601,267

Total	$245,685,380			$2,621,903	$7,598,314		$528,657,293

110	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	For the year ended June 30, 2013
	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$43,625	$141,851	$156,950	$(6)	$1,106	2,367	$27,647
JPMorgan Corporate Bond Fund, Class R6 Shares	—	1,809	—	—	9	182	1,739
JPMorgan Disciplined Equity Fund, Class R6 Shares	275,044	2,867,011	202,000	20,787	21,060	152,008	3,091,836
JPMorgan Emerging Economies Fund, Class R5 Shares	59,507	862,709	30,000	(720)	2,309	66,614	828,676
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	43,882	2,500	—	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	260,820	30,100	584	5,820	31,210	257,796
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	76,156	1,030,658	53,500	(651)	1,507	45,161	999,874
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	86,021	—	17	704	8,350	79,322
JPMorgan Growth Advantage Fund, Class R5 Shares	74,597	1,117,146	25,500	(444)	1,321	107,573	1,253,227
JPMorgan High Yield Fund, Class R6 Shares	87,542	1,046,414	61,500	1,605	24,423	131,130	1,051,662
JPMorgan International Equity Fund, Class R6 Shares	109,024	1,399,632	25,500	(643)	19,483	102,245	1,463,132
JPMorgan International Opportunities Fund, Class R6 Shares	108,829	1,336,552	39,300	(584)	8,002	103,755	1,403,805
JPMorgan International Realty Fund, Class R5 Shares	29,218	365,766	9,500	(189)	4,667	37,943	370,326
JPMorgan Intrepid America Fund, Class R5 Shares	107,034	1,488,437	189,500	(2,499)	7,137	49,720	1,488,630
JPMorgan Intrepid International Fund, Institutional Class Shares	60,141	802,938	48,500	(548)	3,638	46,733	817,368
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	631,923	12,200	1,254	1,713	31,737	657,600
JPMorgan Prime Money Market Fund, Institutional Class Shares	75,366	8,973,125	8,957,405	—	53	91,085	91,085
JPMorgan Realty Income Fund, Class R5 Shares	60,393	675,838	7,500	404	7,187	59,443	715,694
JPMorgan Small Cap Equity Fund, Class R5 Shares	45,740	139,133	53,750	4,400	631	3,139	138,768
JPMorgan Small Cap Growth Fund, Class R6 Shares	22,737	325,047	17,500	2,796	—	25,687	359,615
JPMorgan Small Cap Value Fund, Class R6 Shares	21,117	306,827	30,700	(459)	2,277	12,741	316,878
JPMorgan U.S. Equity Fund, Class R6 Shares	184,671	1,304,040	118,900	5,308	9,002	112,847	1,446,699
JPMorgan Value Advantage Fund, Institutional Class Shares	74,280	1,161,054	44,250	(705)	3,401	51,781	1,281,061

Total	$1,558,903			$29,707	$125,450		$18,142,440

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed/ (Distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
JPMorgan SmartRetirement Income Fund	$—	$1,293,047	$(1,293,047)
JPMorgan SmartRetirement 2010 Fund	(2)	843,984	(843,982)
JPMorgan SmartRetirement 2015 Fund	3	2,186,102	(2,186,105)
JPMorgan SmartRetirement 2020 Fund	(3)	3,994,079	(3,994,076)
JPMorgan SmartRetirement 2025 Fund	(84,612)	2,857,226	(2,772,614)
JPMorgan SmartRetirement 2030 Fund	1	3,224,410	(3,224,411)
JPMorgan SmartRetirement 2035 Fund	(69,569)	1,918,988	(1,849,419)
JPMorgan SmartRetirement 2040 Fund	1	2,704,580	(2,704,581)
JPMorgan SmartRetirement 2045 Fund	(32,483)	1,002,410	(969,927)
JPMorgan SmartRetirement 2050 Fund	(17,043)	779,284	(762,241)
JPMorgan SmartRetirement 2055 Fund	(697)	19,100	(18,403)

The reclassifications for the Funds relate primarily to foreign currency gains or losses (JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund), foreign futures contracts (JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund) and distributions from investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor supervises the investments of each Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

112	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$10,204	$150
JPMorgan SmartRetirement 2010 Fund	4,556	—
JPMorgan SmartRetirement 2015 Fund	20,381	828
JPMorgan SmartRetirement 2020 Fund	50,789	1,193
JPMorgan SmartRetirement 2025 Fund	39,479	733
JPMorgan SmartRetirement 2030 Fund	43,670	222
JPMorgan SmartRetirement 2035 Fund	38,298	181
JPMorgan SmartRetirement 2040 Fund	38,195	92
JPMorgan SmartRetirement 2045 Fund	17,724	515
JPMorgan SmartRetirement 2050 Fund	14,493	165
JPMorgan SmartRetirement 2055 Fund	805	—

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Institutional Class	Select Class
JPMorgan SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.02%	0.17%
JPMorgan SmartRetirement 2010 Fund	0.28	0.93	0.53	0.03	0.18
JPMorgan SmartRetirement 2015 Fund	0.28	0.93	0.53	0.03	0.18
JPMorgan SmartRetirement 2020 Fund	0.28	0.93	0.53	0.03	0.18
JPMorgan SmartRetirement 2025 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2030 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2035 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2040 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2045 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2050 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2055 Fund	0.29	0.94	0.54	0.04	0.19

The expense limitation agreements were in effect for the year ended June 30, 2013. The expense limitation percentages in the table above are in place until at least October 31, 2013.

The Underlying Funds may impose separate shareholder service fees. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.10% with respect to Institutional Class Shares.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement Income Fund	$901,465	$339,479
JPMorgan SmartRetirement 2010 Fund	657,869	234,994
JPMorgan SmartRetirement 2015 Fund	1,543,462	373,011
JPMorgan SmartRetirement 2020 Fund	2,989,351	851,463
JPMorgan SmartRetirement 2025 Fund	1,949,987	512,434
JPMorgan SmartRetirement 2030 Fund	2,665,227	912,331
JPMorgan SmartRetirement 2035 Fund	1,321,682	557,703
JPMorgan SmartRetirement 2040 Fund	1,865,849	1,148,788
JPMorgan SmartRetirement 2045 Fund	660,970	505,439
JPMorgan SmartRetirement 2050 Fund	571,668	595,072
JPMorgan SmartRetirement 2055 Fund	10,792	12,261

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$347,798,983	$107,495,495	$3,757,932	$2,815,489
JPMorgan SmartRetirement 2010 Fund	196,486,542	112,828,029	2,486,940	2,330,877
JPMorgan SmartRetirement 2015 Fund	611,971,939	207,364,925	6,460,047	6,692,408
JPMorgan SmartRetirement 2020 Fund	1,279,827,244	455,213,907	16,102,518	12,779,832
JPMorgan SmartRetirement 2025 Fund	863,782,834	158,050,000	13,460,513	8,961,060
JPMorgan SmartRetirement 2030 Fund	1,061,291,019	353,475,000	25,372,823	16,772,088
JPMorgan SmartRetirement 2035 Fund	589,676,679	97,700,000	11,898,357	7,843,275
JPMorgan SmartRetirement 2040 Fund	716,952,752	257,245,000	17,287,125	14,767,082
JPMorgan SmartRetirement 2045 Fund	307,265,463	39,750,000	5,809,075	2,695,431
JPMorgan SmartRetirement 2050 Fund	293,648,535	51,780,000	5,493,843	2,534,269
JPMorgan SmartRetirement 2055 Fund	17,354,126	1,156,650	—	—

114	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$710,690,880	$48,393,662	$5,599,013	$42,794,649
JPMorgan SmartRetirement 2010 Fund	443,656,078	38,940,681	3,323,238	35,617,443
JPMorgan SmartRetirement 2015 Fund	1,172,709,748	95,885,141	8,501,356	87,383,785
JPMorgan SmartRetirement 2020 Fund	2,360,909,904	216,255,139	15,932,567	200,322,572
JPMorgan SmartRetirement 2025 Fund	1,541,486,949	132,493,450	12,925,482	119,567,968
JPMorgan SmartRetirement 2030 Fund	2,059,280,292	243,163,746	15,719,994	227,443,752
JPMorgan SmartRetirement 2035 Fund	1,045,195,330	102,794,239	7,801,723	94,992,516
JPMorgan SmartRetirement 2040 Fund	1,395,518,527	191,869,626	9,724,673	182,144,953
JPMorgan SmartRetirement 2045 Fund	536,508,207	50,123,058	3,861,128	46,261,930
JPMorgan SmartRetirement 2050 Fund	492,940,243	46,868,150	3,825,669	43,042,481
JPMorgan SmartRetirement 2055 Fund	17,752,930	598,987	209,477	389,510

The difference between book and tax basis appreciation (depreciation) is primarily attributed to non-taxable dividends (JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$16,349,396	$—	$16,349,396
JPMorgan SmartRetirement 2010 Fund	10,839,295	—	10,839,295
JPMorgan SmartRetirement 2015 Fund	28,032,687	—	28,032,687
JPMorgan SmartRetirement 2020 Fund	53,304,797	—	53,304,797
JPMorgan SmartRetirement 2025 Fund	30,536,406	917,932	31,454,338
JPMorgan SmartRetirement 2030 Fund	42,662,994	—	42,662,994
JPMorgan SmartRetirement 2035 Fund	18,626,554	1,195,489	19,822,043
JPMorgan SmartRetirement 2040 Fund	28,376,522	—	28,376,522
JPMorgan SmartRetirement 2045 Fund	9,048,782	555,056	9,603,838
JPMorgan SmartRetirement 2050 Fund	8,211,314	454,947	8,666,261
JPMorgan SmartRetirement 2055 Fund	133,223	—	133,223

The tax character of distributions paid during the fiscal period ended June 30, 2012 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$10,622,274	$—	$10,622,274
JPMorgan SmartRetirement 2010 Fund	9,100,466	—	9,100,466
JPMorgan SmartRetirement 2015 Fund	17,347,188	—	17,347,188
JPMorgan SmartRetirement 2020 Fund	31,624,468	—	31,624,468
JPMorgan SmartRetirement 2025 Fund	13,719,151	1,847,955	15,567,106
JPMorgan SmartRetirement 2030 Fund	22,807,900	—	22,807,900
JPMorgan SmartRetirement 2035 Fund	7,451,712	1,245,482	8,697,194
JPMorgan SmartRetirement 2040 Fund	14,244,889	—	14,244,889
JPMorgan SmartRetirement 2045 Fund	3,282,166	458,485	3,740,651
JPMorgan SmartRetirement 2050 Fund	3,137,415	604,102	3,741,517
JPMorgan SmartRetirement 2055 Fund	5,270	—	5,270

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

At June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$84,141	$(9,948,441)	$42,813,404
JPMorgan SmartRetirement 2010 Fund	94,558	(14,225,378)	35,642,422
JPMorgan SmartRetirement 2015 Fund	187,582	(14,606,406)	87,416,397
JPMorgan SmartRetirement 2020 Fund	289,009	1,236,934	200,423,856
JPMorgan SmartRetirement 2025 Fund	13,050,958	12,311,533	119,818,553
JPMorgan SmartRetirement 2030 Fund	231,708	15,114,649	227,742,695
JPMorgan SmartRetirement 2035 Fund	12,260,598	11,370,350	95,132,025
JPMorgan SmartRetirement 2040 Fund	177,234	11,482,386	182,340,337
JPMorgan SmartRetirement 2045 Fund	6,169,705	5,255,408	46,334,256
JPMorgan SmartRetirement 2050 Fund	5,087,322	4,836,806	43,111,469
JPMorgan SmartRetirement 2055 Fund	5,276	27,518	389,510

For the Funds, the cumulative timing differences primarily consist of post-October loss deferral (JPMorgan SmartRetirement Income Fund and JPMorgan SmartRetirement 2010 Fund), trustee deferred compensation, distributions payable, mark to market of futures contracts (JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund), non-taxable dividends (JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund) and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2017	2018	Total
JPMorgan SmartRetirement Income Fund	$—	$9,948,441	$9,948,441
JPMorgan SmartRetirement 2010 Fund	1,081,768	13,143,610	14,225,378
JPMorgan SmartRetirement 2015 Fund	—	14,606,406	14,606,406

During the period ended June 30, 2013, the following Funds utilized capital loss carryforwards as follows:

JPMorgan SmartRetirement Income Fund	$2,229,591
JPMorgan SmartRetirement 2010 Fund	1,551,150
JPMorgan SmartRetirement 2015 Fund	4,167,537
JPMorgan SmartRetirement 2020 Fund	32,639,662
JPMorgan SmartRetirement 2030 Fund	31,009,432
JPMorgan SmartRetirement 2040 Fund	20,390,883

116	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Net capital losses and late year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2013, the following Funds deferred to July 1, 2013 post-October capital losses of:

	Capital Losses
	Long-Term	Short-Term
JPMorgan SmartRetirement Income Fund	$1,003,113	$—
JPMorgan SmartRetirement 2010 Fund	1,290,815	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their NAV (also known as a discount).

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

JPMorgan SmartRetirement Income, JPMorgan SmartRetirement 2010, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Commodities Strategy Fund	31%
JPMorgan Corporate Bond Fund	91
JPMorgan Disciplined Equity Fund	72
JPMorgan Emerging Economies Fund	61
JPMorgan Emerging Markets Debt Fund	47
JPMorgan Emerging Markets Equity Fund	18
JPMorgan Emerging Markets Local Currency Debt Fund	49
JPMorgan Growth Advantage Fund	33
JPMorgan International Equity Fund	49
JPMorgan International Opportunities Fund	64
JPMorgan International Realty Fund	80
JPMorgan Intrepid America Fund	30
JPMorgan Intrepid International Fund	78
JPMorgan Mid Cap Core Fund	44
JPMorgan Real Return Fund	42
JPMorgan Realty Income Fund	38
JPMorgan Small Cap Growth Fund	12
JPMorgan Small Cap Value Fund	11
JPMorgan Value Advantage Fund	20

Additionally, the Advisor owns a significant portion of the outstanding shares of the SmartRetirement 2055 Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

118	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund (each a separate fund of JPMorgan Trust I) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan SmartRetirement 2055 Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 31, 2012 (commencement of operations) through June 30, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	119

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust Since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust Since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

120	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust Since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	121

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

122	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,013.30	$1.35	0.27%
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class C
Actual	1,000.00	1,009.90	4.58	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R2
Actual	1,000.00	1,012.20	2.59	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Institutional Class
Actual	1,000.00	1,015.10	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02
Select Class
Actual	1,000.00	1,013.80	0.85	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

SmartRetirement 2010 Fund
Class A
Actual	1,000.00	1,013.20	1.40	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	1,010.10	4.64	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,011.50	2.64	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2010 Fund (continued)
Institutional Class
Actual	$1,000.00	$1,014.40	$0.15	0.03%
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,013.70	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,023.90	1.41	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	1,020.30	4.66	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,022.80	2.66	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Institutional Class
Actual	1,000.00	1,025.70	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,024.30	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2020 Fund
Class A
Actual	1,000.00	1,037.60	1.41	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	1,034.00	4.69	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,036.50	2.68	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Institutional Class
Actual	1,000.00	1,039.30	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,038.60	0.91	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,050.90	1.47	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,048.00	4.77	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,049.80	2.74	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,052.00	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

124	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2025 Fund (continued)
Select Class
Actual	$1,000.00	$1,051.30	$0.97	0.19%
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2030 Fund
Class A
Actual	1,000.00	1,061.80	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,058.40	4.80	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,060.10	2.76	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,063.40	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,062.10	0.97	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,070.30	1.49	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,066.90	4.82	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,069.30	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,071.20	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,070.50	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,074.00	1.49	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,070.20	4.82	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,072.40	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,074.90	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,074.30	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2045 Fund
Class A
Actual	$1,000.00	$1,073.50	$1.49	0.29%
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,070.00	4.82	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,071.80	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,074.50	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,074.40	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2050 Fund
Class A
Actual	1,000.00	1,072.70	1.49	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,069.70	4.82	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,071.60	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,074.30	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,073.60	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,071.60	1.49	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,068.50	4.82	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,070.60	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,073.10	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,072.50	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

126	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
JPMorgan SmartRetirement Income Fund	16.29%
JPMorgan SmartRetirement 2010 Fund	16.61
JPMorgan SmartRetirement 2015 Fund	18.23
JPMorgan SmartRetirement 2020 Fund	19.79
JPMorgan SmartRetirement 2025 Fund	21.15
JPMorgan SmartRetirement 2030 Fund	24.91
JPMorgan SmartRetirement 2035 Fund	27.26
JPMorgan SmartRetirement 2040 Fund	27.25
JPMorgan SmartRetirement 2045 Fund	27.24
JPMorgan SmartRetirement 2050 Fund	27.92
JPMorgan SmartRetirement 2055 Fund	19.72

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement 2025 Fund	$917,932
JPMorgan SmartRetirement 2035 Fund	1,195,489
JPMorgan SmartRetirement 2045 Fund	555,056
JPMorgan SmartRetirement 2050 Fund	454,947

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013 certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends:

Qualified Dividend Income
JPMorgan SmartRetirement Income Fund	$16,349,395
JPMorgan SmartRetirement 2010 Fund	10,839,295
JPMorgan SmartRetirement 2015 Fund	28,032,687
JPMorgan SmartRetirement 2020 Fund	53,304,797
JPMorgan SmartRetirement 2025 Fund	30,536,407
JPMorgan SmartRetirement 2030 Fund	42,662,994
JPMorgan SmartRetirement 2035 Fund	18,626,555
JPMorgan SmartRetirement 2040 Fund	28,376,522
JPMorgan SmartRetirement 2045 Fund	9,048,781
JPMorgan SmartRetirement 2050 Fund	8,211,314
JPMorgan SmartRetirement 2055 Fund	133,224

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2013, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
JPMorgan SmartRetirement Income Fund	$1,278,444	$87,337
JPMorgan SmartRetirement 2010 Fund	841,253	55,669
JPMorgan SmartRetirement 2015 Fund	2,682,424	205,486
JPMorgan SmartRetirement 2020 Fund	6,375,662	515,600
JPMorgan SmartRetirement 2025 Fund	4,393,090	368,082
JPMorgan SmartRetirement 2030 Fund	7,075,711	587,940
JPMorgan SmartRetirement 2035 Fund	3,501,546	296,155
JPMorgan SmartRetirement 2040 Fund	5,552,096	462,167
JPMorgan SmartRetirement 2045 Fund	1,774,027	148,440
JPMorgan SmartRetirement 2050 Fund	1,580,337	133,772
JPMorgan SmartRetirement 2055 Fund	21,141	1,776

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders should refer to their 2012 Form 1099-DIV for the foreign tax paid.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT FUNDS	127

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-SR-613

Annual Report

JPMorgan SmartRetirement Blend Funds

June 30, 2013

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement Blend Funds

FUND FACTS

FOR THE PERIOD JULY 2, 2012 (FUNDS INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited)

Fund	Fund Return*^	Primary Benchmark Return#	Primary Benchmark	Fund Net Assets as of 6/30/2013
JPMorgan SmartRetirement® Blend Income Fund	5.34%	4.41%	S&P Target Date Retirement Income Index	$5,218,333

JPMorgan SmartRetirement® Blend 2015 Fund	7.22%	8.76%	S&P Target Date 2015 Index	$15,003,089

JPMorgan SmartRetirement® Blend 2020 Fund	9.35%	10.57%	S&P Target Date 2020 Index	$19,239,008

JPMorgan SmartRetirement® Blend 2025 Fund	10.98%	12.22%	S&P Target Date 2025 Index	$15,739,578

JPMorgan SmartRetirement® Blend 2030 Fund	12.33%	13.77%	S&P Target Date 2030 Index	$8,840,866

JPMorgan SmartRetirement® Blend 2035 Fund	13.65%	14.84%	S&P Target Date 2035 Index	$3,247,247

JPMorgan SmartRetirement® Blend 2040 Fund	13.96%	15.71%	S&P Target Date 2040 Index	$2,272,840

JPMorgan SmartRetirement® Blend 2045 Fund	14.00%	16.41%	S&P Target Date 2045 Index	$1,385,746

JPMorgan SmartRetirement® Blend 2050 Fund	14.06%	16.95%	S&P Target Date 2050+ Index	$1,772,300

JPMorgan SmartRetirement® Blend 2055 Fund	13.93%	16.95%	S&P Target Date 2050+ Index	$1,251,796

*	Returns for all Funds are based on Class R6 Shares. The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
^	Fund returns are for the period July 2, 2012 (Funds inception date) through June 30, 2013.
#	Benchmark returns are for the period July 1, 2012 through June 30, 2013.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	52.0%
U.S. Equity	21.9
International Equity	11.9
Money Market	10.3
Alternative Assets	3.9

JPMorgan SmartRetirement® Blend 2015 Fund
Fixed Income	48.3%
U.S. Equity	27.8
International Equity	15.3
Money Market	4.4
Alternative Assets	4.2

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	40.0%
U.S. Equity	35.3
International Equity	19.7
Alternative Assets	4.6
Money Market	0.4

JPMorgan SmartRetirement® Blend 2025 Fund
U.S. Equity	41.3%
Fixed Income	30.1
International Equity	23.2
Alternative Assets	4.8
Money Market	0.6

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	46.4%
International Equity	26.0
Fixed Income	21.7
Alternative Assets	5.3
Money Market	0.6

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	50.8%
International Equity	28.6
Fixed Income	14.2
Alternative Assets	5.8
Money Market	0.6

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	52.6%
International Equity	29.5
Fixed Income	11.1
Alternative Assets	6.1
Money Market	0.7

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	52.6%
International Equity	29.5
Fixed Income	11.2
Alternative Assets	6.0
Money Market	0.7

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	52.5%
International Equity	29.5
Fixed Income	11.0
Alternative Assets	6.1
Money Market	0.9

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	52.6%
International Equity	29.6
Fixed Income	11.2
Alternative Assets	5.9
Money Market	0.7

*	The percentages indicated are based on total investments as of June 30, 2013. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement Blend Funds

FUNDS COMMENTARY

FOR THE PERIOD FROM JULY 2, 2012 (FUNDS’ INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results for the period from July 2, 2012 through June 30, 2013 (the reporting period). Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. International equities also faced challenges over the course of the reporting period including signs of moderating global growth, the ongoing European sovereign debt crisis and geopolitical events. However, despite several bouts of weakness, developed international equities generated strong results. In contrast, emerging market equities posted only a modest gain for the reporting period. For the twelve months ended June 30, 2013, the MSCI World Index (net of foreign withholding taxes) returned 18.58%.

U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Index, returned -0.69% for the twelve months ended June 30, 2013. After largely remaining steady during the first half of the reporting period, the fixed income market sold off over the second half of the reporting period. This turnaround was partially caused by indications that the Fed may start to moderate its asset purchase program. Despite this weakness, high yield bonds (also known as junk bonds)

performed strongly during the reporting period, as investor demand was generally solid given their search for yield in the low interest rate environment. Emerging market debt securities, however, largely treaded water over the same period. Prices for commodities generally declined during the reporting period given signs of moderating global growth and fears of a “hard landing” for China’s economy.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Other than JPMorgan SmartRetirement Blend Income Fund, which outperformed the S&P Target Date Retirement Income Index, all of the other JPMorgan SmartRetirement Blend Funds underperformed their respective S&P Target Date benchmarks for the reporting period.

The Funds’ strategic asset allocation detracted from performance during the reporting period, while tactical allocation decisions contributed to the Funds’ results. During the reporting period, the Funds’ tactical overweight to equities relative to fixed income contributed to their relative performance.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan funds, as well as exchange traded funds (ETFs) that are managed by unaffiliated advisers, to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities (TIPS).

*	The advisor seeks to achieve the Funds’ objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		4.87%
With Sales Charge**		0.13
CLASS C SHARES	7/2/12
Without CDSC		4.26
With CDSC***		3.26
CLASS R2 SHARES	7/2/12	4.61
CLASS R5 SHARES	7/2/12	5.24
CLASS R6 SHARES	7/2/12	5.34
SELECT CLASS SHARES	7/2/12	5.03

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2015 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		6.73%
With Sales Charge**		1.91
CLASS C SHARES	7/2/12
Without CDSC		6.12
With CDSC***		5.12
CLASS R2 SHARES	7/2/12	6.47
CLASS R5 SHARES	7/2/12	7.11
CLASS R6 SHARES	7/2/12	7.22
SELECT CLASS SHARES	7/2/12	6.90

*	Not annualized.
**	Sales charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S.

and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		8.93%
With Sales Charge**		4.00
CLASS C SHARES	7/2/12
Without CDSC		8.23
With CDSC***		7.23
CLASS R2 SHARES	7/2/12	8.66
CLASS R5 SHARES	7/2/12	9.31
CLASS R6 SHARES	7/2/12	9.35
SELECT CLASS SHARES	7/2/12	9.10

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S.

and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		10.55%
With Sales Charge**		5.56
CLASS C SHARES	7/2/12
Without CDSC		9.91
With CDSC***		8.91
CLASS R2 SHARES	7/2/12	10.28
CLASS R5 SHARES	7/2/12	11.01
CLASS R6 SHARES	7/2/12	10.98
SELECT CLASS SHARES	7/2/12	10.72

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S.

and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		11.89%
With Sales Charge**		6.83
CLASS C SHARES	7/2/12
Without CDSC		11.25
With CDSC***		10.25
CLASS R2 SHARES	7/2/12	11.62
CLASS R5 SHARES	7/2/12	12.29
CLASS R6 SHARES	7/2/12	12.33
SELECT CLASS SHARES	7/2/12	12.06

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S.

and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		13.21%
With Sales Charge**		8.09
CLASS C SHARES	7/2/12
Without CDSC		12.49
With CDSC***		11.49
CLASS R2 SHARES	7/2/12	12.93
CLASS R5 SHARES	7/2/12	13.60
CLASS R6 SHARES	7/2/12	13.65
SELECT CLASS SHARES	7/2/12	13.38

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		13.52%
With Sales Charge**		8.39
CLASS C SHARES	7/2/12
Without CDSC		12.87
With CDSC***		11.87
CLASS R2 SHARES	7/2/12	13.25
CLASS R5 SHARES	7/2/12	13.92
CLASS R6 SHARES	7/2/12	13.96
SELECT CLASS SHARES	7/2/12	13.70

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		13.56%
With Sales Charge**		8.43
CLASS C SHARES	7/2/12
Without CDSC		12.84
With CDSC***		11.84
CLASS R2 SHARES	7/2/12	13.29
CLASS R5 SHARES	7/2/12	13.96
CLASS R6 SHARES	7/2/12	14.00
SELECT CLASS SHARES	7/2/12	13.73

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		13.62%
With Sales Charge**		8.48
CLASS C SHARES	7/2/12
Without CDSC		12.90
With CDSC***		11.90
CLASS R2 SHARES	7/2/12	13.28
CLASS R5 SHARES	7/2/12	13.95
CLASS R6 SHARES	7/2/12	14.06
SELECT CLASS SHARES	7/2/12	13.79

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050+ Index and the Lipper Mixed-Asset Target 2050+ Funds Index from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050+ Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		13.49%
With Sales Charge**		8.36
CLASS C SHARES	7/2/12
Without CDSC		12.77
With CDSC***		11.77
CLASS R2 SHARES	7/2/12	13.21
CLASS R5 SHARES	7/2/12	13.88
CLASS R6 SHARES	7/2/12	13.93
SELECT CLASS SHARES	7/2/12	13.66

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2050+ Index and the Lipper Mixed-Asset Target 2050+ Funds Index from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050+ Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9%
	Alternative Assets — 3.9%
5,456	JPMorgan Commodities Strategy Fund, Class R6 Shares (a) (b)	72,071
5,371	JPMorgan International Realty Fund, Class R5 Shares (b)	52,421
6,724	JPMorgan Realty Income Fund, Class R5 Shares (b)	80,956

	Total Alternative Assets	205,448

	Fixed Income — 51.9%
1,186	iShares Barclays TIPS Bond ETF	132,844
6,976	iShares Core Total U.S. Bond Market ETF	747,826
57,068	JPMorgan Core Bond Fund, Class R6 Shares (b)	666,557
9,466	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	90,401
22,160	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	183,042
6,097	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	57,918
13,039	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	130,000
54,906	JPMorgan High Yield Fund, Class R6 Shares (b)	440,344
25,018	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	260,438

	Total Fixed Income	2,709,370

	International Equity — 11.9%
7,244	iShares MSCI EAFE ETF	415,661
1,486	iShares MSCI Emerging Markets ETF	57,315

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
2,106	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	26,198
1,916	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	42,414
1,703	SPDR S&P Global Natural Resources ETF	76,618

	Total International Equity	618,206

	Money Market — 10.3%
539,737	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	539,737

	U.S. Equity — 21.9%
1,077	iShares Russell 2000 ETF	104,641
919	iShares Russell Mid-Cap ETF	119,369
12,474	Vanguard S&P 500 ETF	915,593

	Total U.S. Equity	1,139,603

	Total Investments — 99.9% (Cost $5,263,074)	5,212,364
	Other Assets in Excess of Liabilities — 0.1%	5,969

	NET ASSETS — 100.0%	$5,218,333

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9%
	Alternative Assets — 4.2%
8,356	JPMorgan Commodities Strategy Fund, Class R6 Shares (a) (b)	110,387
19,229	JPMorgan International Realty Fund, Class R5 Shares (b)	187,675
26,977	JPMorgan Realty Income Fund, Class R5 Shares (b)	324,805

	Total Alternative Assets	622,867

	Fixed Income — 48.3%
2,146	iShares Barclays TIPS Bond ETF	240,373
21,102	iShares Core Total U.S. Bond Market ETF	2,262,133
169,045	JPMorgan Core Bond Fund, Class R6 Shares (b)	1,974,443
29,333	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	280,134
56,579	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	467,340
15,861	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	150,679
22,568	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	225,000
143,423	JPMorgan High Yield Fund, Class R6 Shares (b)	1,150,257
47,626	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	495,786

	Total Fixed Income	7,246,145

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 15.3%
26,317	iShares MSCI EAFE ETF	1,510,069
8,726	iShares MSCI Emerging Markets ETF	336,562
10,952	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	136,244
7,926	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	175,476
3,140	SPDR S&P Global Natural Resources ETF	141,269

	Total International Equity	2,299,620

	Money Market — 4.4%
659,727	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	659,727

	U.S. Equity — 27.7%
3,771	iShares Russell 2000 ETF	366,390
3,420	iShares Russell Mid-Cap ETF	444,225
45,647	Vanguard S&P 500 ETF	3,350,491

	Total U.S. Equity	4,161,106

	Total Investments — 99.9% (Cost $15,168,147)	14,989,465
	Other Assets in Excess of Liabilities — 0.1%	13,624

	NET ASSETS — 100.0%	$15,003,089

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.7%
	Alternative Assets — 4.6%
2,417	JPMorgan Commodities Strategy Fund, Class R6 Shares (a) (b)	31,930
32,605	JPMorgan International Realty Fund, Class R5 Shares (b)	318,220
44,232	JPMorgan Realty Income Fund, Class R5 Shares (b)	532,553

	Total Alternative Assets	882,703

	Fixed Income — 39.9%
685	iShares Barclays TIPS Bond ETF	76,727
24,842	iShares Core Total U.S. Bond Market ETF	2,663,062
200,662	JPMorgan Core Bond Fund, Class R6 Shares (b)	2,343,732
33,904	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	323,787
64,542	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	533,120
20,141	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	191,338
7,523	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	75,000
162,474	JPMorgan High Yield Fund, Class R6 Shares (b)	1,303,041
16,063	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	167,220

	Total Fixed Income	7,677,027

	International Equity — 19.6%
42,908	iShares MSCI EAFE ETF	2,462,061
17,155	iShares MSCI Emerging Markets ETF	661,669

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
22,858	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	284,355
15,080	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	333,872
601	SPDR S&P Global Natural Resources ETF	27,039

	Total International Equity	3,768,996

	Money Market — 0.4%
81,814	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	81,814

	U.S. Equity — 35.2%
5,989	iShares Russell 2000 ETF	581,891
5,852	iShares Russell Mid-Cap ETF	760,116
73,851	Vanguard S&P 500 ETF	5,420,664

	Total U.S. Equity	6,762,671

	Total Investments — 99.7% (Cost $19,263,575)	19,173,211
	Other Assets in Excess of Liabilities — 0.3%	65,797

	NET ASSETS — 100.0%	$19,239,008

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.7%
	Alternative Assets — 4.8%
27,461	JPMorgan International Realty Fund, Class R5 Shares (b)	268,020
40,518	JPMorgan Realty Income Fund, Class R5 Shares (b)	487,833

	Total Alternative Assets	755,853

	Fixed Income — 30.0%
15,392	iShares Core Total U.S. Bond Market ETF	1,650,023
120,861	JPMorgan Core Bond Fund, Class R6 Shares (b)	1,411,659
19,215	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	183,502
44,671	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	368,979
13,006	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	123,560
122,533	JPMorgan High Yield Fund, Class R6 Shares (b)	982,714

	Total Fixed Income	4,720,437

	International Equity — 23.1%
41,236	iShares MSCI EAFE ETF	2,366,122
15,942	iShares MSCI Emerging Markets ETF	614,883

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
25,154	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	312,914
15,196	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	336,438

	Total International Equity	3,630,357

	Money Market — 0.6%
96,809	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	96,809

	U.S. Equity — 41.2%
5,811	iShares Russell 2000 ETF	564,597
5,772	iShares Russell Mid-Cap ETF	749,725
70,437	Vanguard S&P 500 ETF	5,170,075

	Total U.S. Equity	6,484,397

	Total Investments — 99.7% (Cost $15,672,488)	15,687,853
	Other Assets in Excess of Liabilities — 0.3%	51,725

	NET ASSETS — 100.0%	$15,739,578

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.6%
	Alternative Assets — 5.4%
16,634	JPMorgan International Realty Fund, Class R5 Shares (b)	162,349
25,725	JPMorgan Realty Income Fund, Class R5 Shares (b)	309,726

	Total Alternative Assets	472,075

	Fixed Income — 21.6%
5,438	iShares Core Total U.S. Bond Market ETF	582,954
43,806	JPMorgan Core Bond Fund, Class R6 Shares (b)	511,649
7,079	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	67,606
21,808	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	180,138
6,049	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	57,464
63,624	JPMorgan High Yield Fund, Class R6 Shares (b)	510,263

	Total Fixed Income	1,910,074

	International Equity — 25.9%
26,100	iShares MSCI EAFE ETF	1,497,618
10,075	iShares MSCI Emerging Markets ETF	388,593

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
14,516	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	180,581
10,103	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	223,676

	Total International Equity	2,290,468

	Money Market — 0.5%
48,467	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	48,467

	U.S. Equity — 46.2%
3,679	iShares Russell 2000 ETF	357,451
3,629	iShares Russell Mid-Cap ETF	471,371
44,340	Vanguard S&P 500 ETF	3,254,556

	Total U.S. Equity	4,083,378

	Total Investments — 99.6% (Cost $8,741,445)	8,804,462
	Other Assets in Excess of Liabilities — 0.4%	36,404

	NET ASSETS — 100.0%	$8,840,866

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.4%
	Alternative Assets — 5.8%
6,444	JPMorgan International Realty Fund, Class R5 Shares (b)	62,895
10,318	JPMorgan Realty Income Fund, Class R5 Shares (b)	124,226

	Total Alternative Assets	187,121

	Fixed Income — 14.1%
1,036	iShares Core Total U.S. Bond Market ETF	111,060
7,921	JPMorgan Core Bond Fund, Class R6 Shares (b)	92,513
1,214	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	11,590
6,434	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	53,146
1,704	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	16,184
21,707	JPMorgan High Yield Fund, Class R6 Shares (b)	174,091

	Total Fixed Income	458,584

	International Equity — 28.4%
10,522	iShares MSCI EAFE ETF	603,752
4,025	iShares MSCI Emerging Markets ETF	155,244

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
5,848	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	72,752
4,069	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	90,084

	Total International Equity	921,832

	Money Market — 0.6%
18,767	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	18,767

	U.S. Equity — 50.5%
1,444	iShares Russell 2000 ETF	140,298
1,408	iShares Russell Mid-Cap ETF	182,885
17,954	Vanguard S&P 500 ETF	1,317,825

	Total U.S. Equity	1,641,008

	Total Investments — 99.4% (Cost $3,148,900)	3,227,312
	Other Assets in Excess of Liabilities — 0.6%	19,935

	NET ASSETS — 100.0%	$3,247,247

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.4%
	Alternative Assets — 6.0%
4,652	JPMorgan International Realty Fund, Class R5 Shares (b)	45,404
7,606	JPMorgan Realty Income Fund, Class R5 Shares (b)	91,579

	Total Alternative Assets	136,983

	Fixed Income — 11.1%
436	iShares Core Total U.S. Bond Market ETF	46,741
3,489	JPMorgan Core Bond Fund, Class R6 Shares (b)	40,754
556	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	5,312
4,044	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	33,406
1,176	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	11,171
14,274	JPMorgan High Yield Fund, Class R6 Shares (b)	114,477

	Total Fixed Income	251,861

	International Equity — 29.4%
7,638	iShares MSCI EAFE ETF	438,267
3,023	iShares MSCI Emerging Markets ETF	116,597

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
4,160	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	51,753
2,726	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	60,346

	Total International Equity	666,963

	Money Market — 0.7%
15,653	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	15,653

	U.S. Equity — 52.2%
1,055	iShares Russell 2000 ETF	102,503
992	iShares Russell Mid-Cap ETF	128,851
13,017	Vanguard S&P 500 ETF	955,448

	Total U.S. Equity	1,186,802

	Total Investments — 99.4% (Cost $2,183,374)	2,258,262
	Other Assets in Excess of Liabilities — 0.6%	14,578

	NET ASSETS — 100.0%	$2,272,840

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.0%
	Alternative Assets — 5.9%
2,787	JPMorgan International Realty Fund, Class R5 Shares (b)	27,199
4,530	JPMorgan Realty Income Fund, Class R5 Shares (b)	54,538

	Total Alternative Assets	81,737

	Fixed Income — 11.1%
282	iShares Core Total U.S. Bond Market ETF	30,232
2,056	JPMorgan Core Bond Fund, Class R6 Shares (b)	24,013
514	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	4,905
2,424	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	20,019
702	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	6,673
8,539	JPMorgan High Yield Fund, Class R6 Shares (b)	68,485

	Total Fixed Income	154,327

	International Equity — 29.2%
4,652	iShares MSCI EAFE ETF	266,931
1,820	iShares MSCI Emerging Markets ETF	70,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
2,568	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	31,941
1,634	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	36,167

	Total International Equity	405,236

	Money Market — 0.7%
9,184	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	9,184

	U.S. Equity — 52.1%
622	iShares Russell 2000 ETF	60,433
611	iShares Russell Mid-Cap ETF	79,363
7,933	Vanguard S&P 500 ETF	582,283

	Total U.S. Equity	722,079

	Total Investments — 99.0% (Cost $1,287,030)	1,372,563
	Other Assets in Excess of Liabilities — 1.0%	13,183

	NET ASSETS — 100.0%	$1,385,746

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.4%
	Alternative Assets — 6.1%
3,866	JPMorgan International Realty Fund, Class R5 Shares (b)	37,734
5,791	JPMorgan Realty Income Fund, Class R5 Shares (b)	69,727

	Total Alternative Assets	107,461

	Fixed Income — 11.0%
300	iShares Core Total U.S. Bond Market ETF	32,162
2,855	JPMorgan Core Bond Fund, Class R6 Shares (b)	33,348
762	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	7,282
3,246	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	26,809
754	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	7,167
10,891	JPMorgan High Yield Fund, Class R6 Shares (b)	87,347

	Total Fixed Income	194,115

	International Equity — 29.3%
5,964	iShares MSCI EAFE ETF	342,213
2,302	iShares MSCI Emerging Markets ETF	88,788

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
3,353	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	41,715
2,112	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	46,763

	Total International Equity	519,479

	Money Market — 0.9%
16,595	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	16,595

	U.S. Equity — 52.1%
803	iShares Russell 2000 ETF	78,020
779	iShares Russell Mid-Cap ETF	101,183
10,146	Vanguard S&P 500 ETF	744,717

	Total U.S. Equity	923,920

	Total Investments — 99.4% (Cost $1,687,583)	1,761,570
	Other Assets in Excess of Liabilities — 0.6%	10,730

	NET ASSETS — 100.0%	$1,772,300

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.9%
	Alternative Assets — 5.9%
2,701	JPMorgan International Realty Fund, Class R5 Shares (b)	26,359
3,923	JPMorgan Realty Income Fund, Class R5 Shares (b)	47,232

	Total Alternative Assets	73,591

	Fixed Income — 11.1%
234	iShares Core Total U.S. Bond Market ETF	25,086
2,031	JPMorgan Core Bond Fund, Class R6 Shares (b)	23,724
248	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	2,366
2,361	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	19,500
671	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (b)	6,376
7,687	JPMorgan High Yield Fund, Class R6 Shares (b)	61,651

	Total Fixed Income	138,703

	International Equity — 29.2%
4,195	iShares MSCI EAFE ETF	240,709
1,574	iShares MSCI Emerging Markets ETF	60,709

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — Continued
2,353	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	29,268
1,595	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	35,322

	Total International Equity	366,008

	Money Market — 0.7%
8,189	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	8,189

	U.S. Equity — 52.0%
550	iShares Russell 2000 ETF	53,437
559	iShares Russell Mid-Cap ETF	72,608
7,154	Vanguard S&P 500 ETF	525,104

	Total U.S. Equity	651,149

	Total Investments — 98.9% (Cost $1,151,351)	1,237,640
	Other Assets in Excess of Liabilities — 1.1%	14,156

	NET ASSETS — 100.0%	$1,251,796

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

JPMorgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
SPDR	— Standard & Poor’s Depositary Receipts
TIPS	— Treasury Inflation Protected Security

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2013.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$2,569,867		$8,651,512	$12,653,229
Investments in affiliates, at value	2,642,497		6,337,953	6,519,982

Total investment securities, at value	5,212,364		14,989,465	19,173,211
Receivables:
Investment securities sold	141,764		331,189	225,010
Dividends from non-affiliates	10,279		34,784	56,035
Dividends from affiliates	5,472		15,309	17,864
Due from Advisor	24,376		20,752	21,227
Prepaid expenses	7,967		9,675	9,741

Total Assets	5,402,222		15,401,174	19,503,088

LIABILITIES:
Payables:
Investment securities purchased	161,002		373,322	239,127
Accrued liabilities:
Shareholder servicing fees	203		276	254
Distribution fees	65		66	68
Custodian and accounting fees	5,671		5,838	5,904
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—
Audit Fees	12,008		12,064	12,120
Other	4,940		6,519	6,607

Total Liabilities	183,889		398,085	264,080

Net Assets	$5,218,333		$15,003,089	$19,239,008

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$5,275,170	$15,151,262	$19,253,628
Accumulated undistributed (distributed in excess of) net investment income	8,539	32,875	55,948
Accumulated net realized gains (losses)	(14,666)	(2,366)	19,796
Net unrealized appreciation (depreciation)	(50,710)	(178,682)	(90,364)

Total Net Assets	$5,218,333	$15,003,089	$19,239,008

Net Assets:
Class A	$52,447	$53,380	$54,454
Class C	52,134	53,060	54,131
Class R2	52,315	53,245	54,320
Class R5	398,244	1,664,879	667,513
Class R6	3,874,952	12,260,353	17,419,901
Select Class	788,241	918,172	988,689

Total	$5,218,333	$15,003,089	$19,239,008

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,396	3,397	3,397
Class C	3,376	3,377	3,378
Class R2	3,388	3,389	3,389
Class R5	25,789	105,971	41,653
Class R6	250,874	780,137	1,086,768
Select Class	51,042	58,436	61,691

Net Asset Value (a):
Class A — Redemption price per share	$15.44	$15.71	$16.03
Class C — Offering price per share (b)	15.44	15.71	16.02
Class R2 — Offering and redemption price per share	15.44	15.71	16.03
Class R5 — Offering and redemption price per share	15.44	15.71	16.03
Class R6 — Offering and redemption price per share	15.45	15.72	16.03
Select Class — Offering and redemption price per share	15.44	15.71	16.03
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.17	$16.45	$16.79

Cost of investments in non-affiliates	$2,550,162	$8,617,993	$12,502,486
Cost of investments in affiliates	2,712,912	6,550,154	6,761,089

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$11,115,425	$6,552,543		$2,511,064
Investments in affiliates, at value	4,572,428	2,251,919		716,248

Total investment securities, at value	15,687,853	8,804,462		3,227,312
Receivables:
Investment securities sold	87,950	38,010		24,795
Fund shares sold	—	1,000		1,000
Dividends from non-affiliates	54,430	34,715		13,857
Dividends from affiliates	12,549	6,075		1,892
Due from Advisor	19,464	20,411		19,884
Prepaid expenses	9,798	10,458		11,589

Total Assets	15,872,044	8,915,131		3,300,329

LIABILITIES:
Payables:
Investment securities purchased	107,720	51,112		29,945
Accrued liabilities:
Shareholder servicing fees	252	256		292
Distribution fees	69	69		70
Custodian and accounting fees	5,815	5,920		5,727
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Audit Fees	12,058	12,176		11,999
Transfer agent fees	3,223	3,260		3,240
Other	3,329	1,472		1,809

Total Liabilities	132,466	74,265		53,082

Net Assets	$15,739,578	$8,840,866		$3,247,247

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$15,647,833	$8,725,488	$3,133,525
Accumulated undistributed (distributed in excess of) net investment income	54,100	34,578	13,892
Accumulated net realized gains (losses)	22,280	17,783	21,418
Net unrealized appreciation (depreciation)	15,365	63,017	78,412

Total Net Assets	$15,739,578	$8,840,866	$3,247,247

Net Assets:
Class A	$55,293	$55,947	$56,597
Class C	54,964	55,613	56,260
Class R2	55,156	55,807	56,455
Class R5	1,386,248	974,686	606,414
Class R6	13,347,658	6,769,334	1,295,293
Select Class	840,259	929,479	1,176,228

Total	$15,739,578	$8,840,866	$3,247,247

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,397	3,395	3,396
Class C	3,378	3,375	3,376
Class R2	3,389	3,387	3,387
Class R5	85,169	59,152	36,376
Class R6	820,189	410,756	77,706
Select Class	51,629	56,401	70,571

Net Asset Value (a):
Class A — Redemption price per share	$16.27	$16.48	$16.67
Class C — Offering price per share (b)	16.27	16.48	16.66
Class R2 — Offering and redemption price per share	16.27	16.48	16.67
Class R5 — Offering and redemption price per share	16.28	16.48	16.67
Class R6 — Offering and redemption price per share	16.27	16.48	16.67
Select Class — Offering and redemption price per share	16.28	16.48	16.67
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.04	$17.26	$17.46

Cost of investments in non-affiliates	$10,921,339	$6,404,957	$2,414,300
Cost of investments in affiliates	4,751,149	2,336,488	734,600

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$1,788,407	$1,089,439	$1,387,083	$977,653
Investments in affiliates, at value	469,855	283,124	374,487	259,987

Total investment securities, at value	2,258,262	1,372,563	1,761,570	1,237,640
Receivables:
Investment securities sold	21,978	15,647	15,961	12,852
Fund shares sold	398	—	—	—
Dividends from non-affiliates	9,855	6,086	7,732	5,536
Dividends from affiliates	1,236	749	953	666
Due from Advisor	20,146	21,119	20,111	22,144
Prepaid expenses	10,835	11,079	10,993	11,650

Total Assets	2,322,710	1,427,243	1,817,320	1,290,488

LIABILITIES:
Payables:
Investment securities purchased	27,424	18,913	22,178	15,617
Accrued liabilities:
Shareholder servicing fees	243	211	224	216
Distribution fees	70	70	70	70
Custodian and accounting fees	5,695	5,548	5,526	5,566
Trustees’ and Chief Compliance Officer’s fees	1	1	3	2
Audit Fees	11,985	11,908	12,027	12,008
Transfer agent fees	3,225	3,202	3,215	3,231
Other	1,227	1,644	1,777	1,982

Total Liabilities	49,870	41,497	45,020	38,692

Net Assets	$2,272,840	$1,385,746	$1,772,300	$1,251,796

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
NET ASSETS:
Paid-in-Capital	$2,168,344	$1,266,797	$1,668,949	$1,137,397
Accumulated undistributed (distributed in excess of) net investment income	9,960	6,177	7,808	5,625
Accumulated net realized gains (losses)	19,648	27,239	21,556	22,485
Net unrealized appreciation (depreciation)	74,888	85,533	73,987	86,289

Total Net Assets	$2,272,840	$1,385,746	$1,772,300	$1,251,796

Net Assets:
Class A	$56,777	$56,774	$56,796	$56,738
Class C	56,439	56,435	56,458	56,400
Class R2	56,635	56,632	56,654	56,597
Class R5	669,908	197,653	503,559	71,611
Class R6	504,437	162,602	238,087	108,546
Select Class	928,644	855,650	860,746	901,904

Total	$2,272,840	$1,385,746	$1,772,300	$1,251,796

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,395	3,396	3,396	3,396
Class C	3,375	3,376	3,376	3,376
Class R2	3,386	3,388	3,387	3,388
Class R5	40,057	11,823	30,114	4,286
Class R6	30,162	9,724	14,234	6,496
Select Class	55,529	51,182	51,461	53,981

Net Asset Value (a):
Class A — Redemption price per share	$16.72	$16.72	$16.73	$16.71
Class C — Offering price per share (b)	16.72	16.71	16.72	16.70
Class R2 — Offering and redemption price per share	16.72	16.72	16.72	16.71
Class R5 — Offering and redemption price per share	16.72	16.72	16.72	16.71
Class R6 — Offering and redemption price per share	16.72	16.72	16.73	16.71
Select Class — Offering and redemption price per share	16.72	16.72	16.73	16.71
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.51	$17.51	$17.52	$17.50

Cost of investments in non-affiliates	$1,706,829	$1,004,043	$1,309,903	$893,014
Cost of investments in affiliates	476,545	282,987	377,680	258,337

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2013

	JPMorgan SmartRetirement Blend Income Fund (a)	JPMorgan SmartRetirement Blend 2015 Fund (a)	JPMorgan SmartRetirement Blend 2020 Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$33,309	$93,265	$141,082
Dividend income from affiliates	35,925	76,899	89,118

Total investment income	69,234	170,164	230,200

EXPENSES:
Investment advisory fees	7,834	17,469	22,781
Administration fees	2,208	4,910	6,400
Distribution fees:
Class A	129	131	132
Class C	387	390	394
Class R2	259	261	264
Shareholder servicing fees:
Class A	129	131	132
Class C	129	130	132
Class R2	129	131	132
Class R5	40	88	51
Select Class	1,945	2,022	2,099
Custodian and accounting fees	21,997	22,349	22,509
Professional fees	29,224	29,297	29,357
Trustees’ and Chief Compliance Officer’s fees	10	13	13
Printing and mailing costs	1,660	1,688	1,707
Registration and filing fees	11,619	8,015	8,294
Transfer agent fees	8,014	9,533	9,559
Offering costs	93,785	93,883	93,909
Other	10,850	10,942	10,994

Total expenses	190,348	201,383	208,859

Less amounts waived	(10,206)	(22,522)	(29,321)
Less expense reimbursements	(172,920)	(165,849)	(162,567)

Net expenses	7,222	13,012	16,971

Net investment income (loss)	62,012	157,152	213,229

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,216)	5,178	15,249
Investment in affiliates	(12,737)	(8,011)	4,135

Net realized gains (losses)	(14,953)	(2,833)	19,384

Distributions of capital gains received from investment company non-affiliates	578	592	553
Distributions of capital gains received from investment company affiliates	1,113	1,019	836
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	19,705	33,519	150,743
Investments in affiliates	(70,415)	(212,201)	(241,107)

Change in net unrealized appreciation/depreciation	(50,710)	(178,682)	(90,364)

Net realized/unrealized gains (losses)	(63,972)	(179,904)	(69,591)

Change in net assets resulting from operations	$(1,960)	$(22,752)	$143,638

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend 2025 Fund (a)	JPMorgan SmartRetirement Blend 2030 Fund (a)	JPMorgan SmartRetirement Blend 2035 Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$129,629	$83,182	$39,271
Dividend income from affiliates	63,926	32,826	13,264

Total investment income	193,555	116,008	52,535

EXPENSES:
Investment advisory fees	19,011	11,351	5,147
Administration fees	5,342	3,194	1,455
Distribution fees:
Class A	133	133	134
Class C	397	400	402
Class R2	266	267	268
Shareholder servicing fees:
Class A	133	133	134
Class C	132	133	134
Class R2	133	133	134
Class R5	84	88	49
Select Class	2,005	2,098	2,364
Custodian and accounting fees	22,237	22,350	22,134
Professional fees	29,293	29,400	29,211
Trustees’ and Chief Compliance Officer’s fees	41	26	8
Printing and mailing costs	1,691	1,737	1,693
Registration and filing fees	7,196	8,525	7,963
Transfer agent fees	9,537	9,598	9,552
Offering costs	93,909	93,883	93,884
Other	10,935	9,017	8,801

Total expenses	202,475	192,466	183,467

Less amounts waived	(24,493)	(14,690)	(6,752)
Less expense reimbursements	(162,389)	(166,651)	(169,624)

Net expenses	15,593	11,125	7,091

Net investment income (loss)	177,962	104,883	45,444

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	15,162	12,340	15,246
Investment in affiliates	6,770	5,149	5,918

Net realized gains (losses)	21,932	17,489	21,164

Distributions of capital gains received from investment company non-affiliates	413	264	138
Distributions of capital gains received from investment company affiliates	730	669	619
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	194,086	147,586	96,764
Investments in affiliates	(178,721)	(84,569)	(18,352)

Change in net unrealized appreciation/depreciation	15,365	63,017	78,412

Net realized/unrealized gains (losses)	38,440	81,439	100,333

Change in net assets resulting from operations	$216,402	$186,322	$145,777

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2013 (continued)

	JPMorgan SmartRetirement Blend 2040 Fund (a)	JPMorgan SmartRetirement Blend 2045 Fund (a)	JPMorgan SmartRetirement Blend 2050 Fund (a)	JPMorgan SmartRetirement Blend 2055 Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$31,237	$24,798	$27,185	$23,730
Dividend income from affiliates	9,984	8,869	9,027	8,498

Total investment income	41,221	33,667	36,212	32,228

EXPENSES:
Investment advisory fees	3,970	3,472	3,544	3,328
Administration fees	1,125	985	1,005	945
Distribution fees:
Class A	134	134	134	134
Class C	402	402	402	402
Class R2	269	269	269	269
Shareholder servicing fees:
Class A	134	134	134	134
Class C	134	134	134	134
Class R2	134	134	134	134
Class R5	50	35	57	29
Select Class	2,096	2,023	2,023	2,063
Custodian and accounting fees	22,080	21,830	21,703	21,806
Professional fees	29,197	29,120	29,241	29,218
Trustees’ and Chief Compliance Officer’s fees	12	12	13	12
Printing and mailing costs	1,704	1,686	1,684	1,718
Registration and filing fees	7,886	7,892	7,978	7,920
Transfer agent fees	9,567	9,521	9,534	9,557
Offering costs	93,883	93,883	93,844	93,810
Other	8,784	9,206	9,338	10,805

Total expenses	181,561	180,872	181,171	182,418

Less amounts waived	(5,243)	(4,603)	(4,697)	(4,420)
Less expense reimbursements	(170,341)	(170,764)	(170,891)	(172,574)

Net expenses	5,977	5,505	5,583	5,424

Net investment income (loss)	35,244	28,162	30,629	26,804

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	13,522	20,372	15,398	16,613
Investment in affiliates	5,889	6,637	5,927	5,640

Net realized gains (losses)	19,411	27,009	21,325	22,253

Distributions of capital gains received from investment company non-affiliates	103	95	95	96
Distributions of capital gains received from investment company affiliates	597	585	585	585
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	81,578	85,396	77,180	84,639
Investments in affiliates	(6,690)	137	(3,193)	1,650

Change in net unrealized appreciation/depreciation	74,888	85,533	73,987	86,289

Net realized/unrealized gains (losses)	94,999	113,222	95,992	109,223

Change in net assets resulting from operations	$130,243	$141,384	$126,621	$136,027

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,012	$157,152
Net realized gain (loss)	(14,953)	(2,833)
Distributions of capital gains received from investment company non-affiliates	578	592
Distributions of capital gains received from investment company affiliates	1,113	1,019
Change in net unrealized appreciation/depreciation	(50,710)	(178,682)

Change in net assets resulting from operations	(1,960)	(22,752)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(959)	(992)
From net realized gains	(9)	—
Class C
From net investment income	(654)	(684)
From net realized gains	(9)	—
Class R2
From net investment income	(830)	(863)
From net realized gains	(10)	—
Class R5
From net investment income	(2,897)	(8,606)
From net realized gains	(10)	—
Class R6
From net investment income	(34,014)	(97,949)
From net realized gains	(9)	—
Select Class
From net investment income	(15,576)	(16,565)
From net realized gains	(142)	—

Total distributions to shareholders	(55,119)	(125,659)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,275,412	15,151,500

NET ASSETS:
Change in net assets	5,218,333	15,003,089
Beginning of period	—	—

End of period	$5,218,333	$15,003,089

Accumulated undistributed (distributed in excess of) net investment income	$8,539	$32,875

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$213,229	$177,962
Net realized gain (loss)	19,384	21,932
Distributions of capital gains received from investment company non-affiliates	553	413
Distributions of capital gains received from investment company affiliates	836	730
Change in net unrealized appreciation/depreciation	(90,364)	15,365

Change in net assets resulting from operations	143,638	216,402

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,010)	(1,014)
Class C
From net investment income	(699)	(701)
Class R2
From net investment income	(879)	(882)
Class R5
From net investment income	(3,878)	(6,562)
Class R6
From net investment income	(134,353)	(99,243)
Select Class
From net investment income	(17,669)	(16,476)

Total distributions to shareholders	(158,488)	(124,878)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	19,253,858	15,648,054

NET ASSETS:
Change in net assets	19,239,008	15,739,578
Beginning of period	—	—

End of period	$19,239,008	$15,739,578

Accumulated undistributed (distributed in excess of) net investment income	$55,948	$54,100

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$104,883	$45,444
Net realized gain (loss)	17,489	21,164
Distributions of capital gains received from investment company non-affiliates	264	138
Distributions of capital gains received from investment company affiliates	669	619
Change in net unrealized appreciation/depreciation	63,017	78,412

Change in net assets resulting from operations	186,322	145,777

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(976)	(992)
Class C
From net investment income	(661)	(676)
Class R2
From net investment income	(844)	(859)
Class R5
From net investment income	(4,838)	(2,898)
Class R6
From net investment income	(47,048)	(8,912)
Select Class
From net investment income	(16,791)	(17,925)

Total distributions to shareholders	(71,158)	(32,262)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,725,702	3,133,732

NET ASSETS:
Change in net assets	8,840,866	3,247,247
Beginning of period	—	—

End of period	$8,840,866	$3,247,247

Accumulated undistributed (distributed in excess of) net investment income	$34,578	$13,892

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,244	$28,162
Net realized gain (loss)	19,411	27,009
Distributions of capital gains received from investment company non-affiliates	103	95
Distributions of capital gains received from investment company affiliates	597	585
Change in net unrealized appreciation/depreciation	74,888	85,533

Change in net assets resulting from operations	130,243	141,384

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(982)	(1,000)
Class C
From net investment income	(666)	(684)
Class R2
From net investment income	(849)	(867)
Class R5
From net investment income	(2,932)	(1,676)
Class R6
From net investment income	(3,944)	(2,151)
Select Class
From net investment income	(16,579)	(16,261)

Total distributions to shareholders	(25,952)	(22,639)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,168,549	1,267,001

NET ASSETS:
Change in net assets	2,272,840	1,385,746
Beginning of period	—	—

End of period	$2,272,840	$1,385,746

Accumulated undistributed (distributed in excess of) net investment income	$9,960	$6,177

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,629	$26,804
Net realized gain (loss)	21,325	22,253
Distributions of capital gains received from investment company non-affiliates	95	96
Distributions of capital gains received from investment company affiliates	585	585
Change in net unrealized appreciation/depreciation	73,987	86,289

Change in net assets resulting from operations	126,621	136,027

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(995)	(998)
Class C
From net investment income	(678)	(681)
Class R2
From net investment income	(861)	(865)
Class R5
From net investment income	(2,751)	(1,236)
Class R6
From net investment income	(2,015)	(1,457)
Select Class
From net investment income	(16,174)	(16,595)

Total distributions to shareholders	(23,474)	(21,832)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,669,153	1,137,601

NET ASSETS:
Change in net assets	1,772,300	1,251,796
Beginning of period	—	—

End of period	$1,772,300	$1,251,796

Accumulated undistributed (distributed in excess of) net investment income	$7,808	$5,625

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,001	$49,988
Distributions reinvested	968	992

Change in net assets resulting from Class A capital transactions	$50,969	$50,980

Class C
Proceeds from shares issued	$50,001	$49,989
Distributions reinvested	663	684

Change in net assets resulting from Class C capital transactions	$50,664	$50,673

Class R2
Proceeds from shares issued	$50,000	$49,988
Distributions reinvested	840	863

Change in net assets resulting from Class R2 capital transactions	$50,840	$50,851

Class R5
Proceeds from shares issued	$450,665	$1,697,580
Distributions reinvested	2,907	8,606
Cost of shares redeemed	(47,529)	—

Change in net assets resulting from Class R5 capital transactions	$406,043	$1,706,186

Class R6
Proceeds from shares issued	$5,435,406	$14,447,082
Distributions reinvested	34,023	97,949
Cost of shares redeemed	(1,518,660)	(2,137,114)

Change in net assets resulting from Class R6 capital transactions	$3,950,769	$12,407,917

Select Class
Proceeds from shares issued	$751,137	$868,328
Distributions reinvested	15,718	16,565
Cost of shares redeemed	(728)	—

Change in net assets resulting from Select Class capital transactions	$766,127	$884,893

Total change in net assets resulting from capital transactions	$5,275,412	$15,151,500

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333
Reinvested	63	64

Change in Class A Shares	3,396	3,397

Class C
Issued	3,333	3,333
Reinvested	43	44

Change in Class C Shares	3,376	3,377

Class R2
Issued	3,334	3,334
Reinvested	54	55

Change in Class R2 Shares	3,388	3,389

Class R5
Issued	28,628	105,423
Reinvested	188	548
Redeemed	(3,027)	—

Change in Class R5 Shares	25,789	105,971

Class R6
Issued	345,362	907,360
Reinvested	2,185	6,188
Redeemed	(96,673)	(133,411)

Change in Class R6 Shares	250,874	780,137

Select Class
Issued	50,071	57,374
Reinvested	1,017	1,062
Redeemed	(46)	—

Change in Select Class Shares	51,042	58,436

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$49,997	$50,000
Distributions reinvested	1,010	1,014

Change in net assets resulting from Class A capital transactions	$51,007	$51,014

Class C
Proceeds from shares issued	$49,997	$50,000
Distributions reinvested	699	701

Change in net assets resulting from Class C capital transactions	$50,696	$50,701

Class R2
Proceeds from shares issued	$49,997	$50,000
Distributions reinvested	879	882

Change in net assets resulting from Class R2 capital transactions	$50,876	$50,882

Class R5
Proceeds from shares issued	$676,597	$1,411,273
Distributions reinvested	3,878	6,562
Cost of shares redeemed	(485)	—

Change in net assets resulting from Class R5 capital transactions	$679,990	$1,417,835

Class R6
Proceeds from shares issued	$18,645,839	$13,898,919
Distributions reinvested	134,353	99,243
Cost of shares redeemed	(1,299,995)	(696,660)

Change in net assets resulting from Class R6 capital transactions	$17,480,197	$13,301,502

Select Class
Proceeds from shares issued	$923,831	$763,600
Distributions reinvested	17,669	16,476
Cost of shares redeemed	(408)	(3,956)

Change in net assets resulting from Select Class capital transactions	$941,092	$776,120

Total change in net assets resulting from capital transactions	$19,253,858	$15,648,054

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333
Reinvested	64	64

Change in Class A Shares	3,397	3,397

Class C
Issued	3,333	3,333
Reinvested	45	45

Change in Class C Shares	3,378	3,378

Class R2
Issued	3,333	3,333
Reinvested	56	56

Change in Class R2 Shares	3,389	3,389

Class R5
Issued	41,440	84,764
Reinvested	243	405
Redeemed	(30)	—

Change in Class R5 Shares	41,653	85,169

Class R6
Issued	1,158,107	856,586
Reinvested	8,336	6,074
Redeemed	(79,675)	(42,471)

Change in Class R6 Shares	1,086,768	820,189

Select Class
Issued	60,594	50,836
Reinvested	1,122	1,041
Redeemed	(25)	(248)

Change in Select Class Shares	61,691	51,629

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000	$49,994
Distributions reinvested	976	992

Change in net assets resulting from Class A capital transactions	$50,976	$50,986

Class C
Proceeds from shares issued	$50,000	$49,995
Distributions reinvested	661	676

Change in net assets resulting from Class C capital transactions	$50,661	$50,671

Class R2
Proceeds from shares issued	$50,000	$49,995
Distributions reinvested	844	859

Change in net assets resulting from Class R2 capital transactions	$50,844	$50,854

Class R5
Proceeds from shares issued	$1,024,489	$614,995
Distributions reinvested	4,838	2,898
Cost of shares redeemed	(38,601)	(659)

Change in net assets resulting from Class R5 capital transactions	$990,726	$617,234

Class R6
Proceeds from shares issued	$7,096,216	$1,359,271
Distributions reinvested	47,048	8,912
Cost of shares redeemed	(413,241)	(88,583)

Change in net assets resulting from Class R6 capital transactions	$6,730,023	$1,279,600

Select Class
Proceeds from shares issued	$835,681	$1,067,654
Distributions reinvested	16,791	17,925
Cost of shares redeemed	—	(1,192)

Change in net assets resulting from Select Class capital transactions	$852,472	$1,084,387

Total change in net assets resulting from capital transactions	$8,725,702	$3,133,732

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,333	3,334
Reinvested	62	62

Change in Class A Shares	3,395	3,396

Class C
Issued	3,333	3,333
Reinvested	42	43

Change in Class C Shares	3,375	3,376

Class R2
Issued	3,334	3,333
Reinvested	53	54

Change in Class R2 Shares	3,387	3,387

Class R5
Issued	61,201	36,238
Reinvested	296	177
Redeemed	(2,345)	(39)

Change in Class R5 Shares	59,152	36,376

Class R6
Issued	432,870	82,461
Reinvested	2,849	537
Redeemed	(24,963)	(5,292)

Change in Class R6 Shares	410,756	77,706

Select Class
Issued	55,346	69,527
Reinvested	1,055	1,117
Redeemed	—	(73)

Change in Select Class Shares	56,401	70,571

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$49,997	$49,999
Distributions reinvested	982	1,000

Change in net assets resulting from Class A capital transactions	$50,979	$50,999

Class C
Proceeds from shares issued	$49,997	$49,999
Distributions reinvested	666	684

Change in net assets resulting from Class C capital transactions	$50,663	$50,683

Class R2
Proceeds from shares issued	$49,997	$49,999
Distributions reinvested	849	867

Change in net assets resulting from Class R2 capital transactions	$50,846	$50,866

Class R5
Proceeds from shares issued	$683,839	$211,638
Distributions reinvested	2,932	1,676
Cost of shares redeemed	(4,671)	(17,988)

Change in net assets resulting from Class R5 capital transactions	$682,100	$195,326

Class R6
Proceeds from shares issued	$601,511	$292,102
Distributions reinvested	3,944	2,151
Cost of shares redeemed	(111,998)	(144,040)

Change in net assets resulting from Class R6 capital transactions	$493,457	$150,213

Select Class
Proceeds from shares issued	$823,935	$753,206
Distributions reinvested	16,579	16,261
Cost of shares redeemed	(10)	(553)

Change in net assets resulting from Select Class capital transactions	$840,504	$768,914

Total change in net assets resulting from capital transactions	$2,168,549	$1,267,001

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund
	Period Ended 6/30/2013 (a)	Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333
Reinvested	62	63

Change in Class A Shares	3,395	3,396

Class C
Issued	3,333	3,333
Reinvested	42	43

Change in Class C Shares	3,375	3,376

Class R2
Issued	3,333	3,333
Reinvested	53	55

Change in Class R2 Shares	3,386	3,388

Class R5
Issued	40,154	12,779
Reinvested	178	104
Redeemed	(275)	(1,060)

Change in Class R5 Shares	40,057	11,823

Class R6
Issued	36,477	17,936
Reinvested	239	132
Redeemed	(6,554)	(8,344)

Change in Class R6 Shares	30,162	9,724

Select Class
Issued	54,493	50,197
Reinvested	1,036	1,018
Redeemed	— (b)	(33)

Change in Select Class Shares	55,529	51,182

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Period Ended 6/30/2013 (a)		Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000		$50,000
Distributions reinvested	995		998

Change in net assets resulting from Class A capital transactions	$50,995		$50,998

Class C
Proceeds from shares issued	$50,000		$50,000
Distributions reinvested	678		681

Change in net assets resulting from Class C capital transactions	$50,678		$50,681

Class R2
Proceeds from shares issued	$50,000		$50,000
Distributions reinvested	861		865

Change in net assets resulting from Class R2 capital transactions	$50,861		$50,865

Class R5
Proceeds from shares issued	$504,444		$64,808
Distributions reinvested	2,751		1,236
Cost of shares redeemed	—	(b)	—

Change in net assets resulting from Class R5 capital transactions	$507,195		$66,044

Class R6
Proceeds from shares issued	$245,381		$102,338
Distributions reinvested	2,015		1,457
Cost of shares redeemed	(11,901)		—

Change in net assets resulting from Class R6 capital transactions	$235,495		$103,795

Select Class
Proceeds from shares issued	$757,755		$799,608
Distributions reinvested	16,174		16,595
Cost of shares redeemed	—		(985)

Change in net assets resulting from Select Class capital transactions	$773,929		$815,218

Total change in net assets resulting from capital transactions	$1,669,153		$1,137,601

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Period Ended 6/30/2013 (a)		Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,333		3,333
Reinvested	63		63

Change in Class A Shares	3,396		3,396

Class C
Issued	3,332		3,333
Reinvested	44		43

Change in Class C Shares	3,376		3,376

Class R2
Issued	3,331		3,334
Reinvested	56		54

Change in Class R2 Shares	3,387		3,388

Class R5
Issued	29,946		4,209
Reinvested	168		77
Redeemed	—	(b)	—

Change in Class R5 Shares	30,114		4,286

Class R6
Issued	14,795		6,406
Reinvested	124		90
Redeemed	(685)		—

Change in Class R6 Shares	14,234		6,496

Select Class
Issued	50,449		53,002
Reinvested	1,012		1,038
Redeemed	—		(59)

Change in Select Class Shares	51,461		53,981

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments (c)	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class A
July 2, 2012 (i) through June 30, 2013	$15.00	$0.32	$0.41	$0.73	$(0.29)	$—	(j)	$(0.29)

Class C
July 2, 2012 (i) through June 30, 2013	15.00	0.23	0.41	0.64	(0.20)	—	(j)	(0.20)

Class R2
July 2, 2012 (i) through June 30, 2013	15.00	0.28	0.41	0.69	(0.25)	—	(j)	(0.25)

Class R5
July 2, 2012 (i) through June 30, 2013	15.00	0.33	0.45	0.78	(0.34)	—	(j)	(0.34)

Class R6
July 2, 2012 (i) through June 30, 2013	15.00	0.37	0.43	0.80	(0.35)	—	(j)	(0.35)

Select Class
July 2, 2012 (i) through June 30, 2013	15.00	0.34	0.41	0.75	(0.31)	—	(j)	(0.31)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of operations.
(j)	Amount rounds to less than $0.01.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)(h)

$15.44	4.87%	$52,447	0.54	%(k)	2.07	%(k)	12.14	%(k)	84%

15.44	4.26	52,134	1.14	(k)	1.47	(k)	12.64	(k)	84

15.44	4.61	52,315	0.79	(k)	1.81	(k)	12.38	(k)	84

15.44	5.24	398,244	0.20	(k)	3.20	(k)	9.64	(k)	84

15.45	5.34	3,874,952	0.17	(k)	2.47	(k)	4.40	(k)	84

15.44	5.03	788,241	0.40	(k)	2.22	(k)	11.88	(k)	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments (c)	Total from investment operations	Net investment income
JPMorgan SmartRetirement Blend 2015 Fund
Class A
July 2, 2012 (i) through June 30, 2013	$15.00	$0.35	$0.66	$1.01	$(0.30)

Class C
July 2, 2012 (i) through June 30, 2013	15.00	0.25	0.66	0.91	(0.20)

Class R2
July 2, 2012 (i) through June 30, 2013	15.00	0.31	0.66	0.97	(0.26)

Class R5
July 2, 2012 (i) through June 30, 2013	15.00	0.35	0.71	1.06	(0.35)

Class R6
July 2, 2012 (i) through June 30, 2013	15.00	0.39	0.69	1.08	(0.36)

Select Class
July 2, 2012 (i) through June 30, 2013	15.00	0.37	0.66	1.03	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)(h)

$15.71	6.73%	$53,380	0.55	%(j)	2.24	%(j)	11.07	%(j)	50%

15.71	6.12	53,060	1.15	(j)	1.63	(j)	11.56	(j)	50

15.71	6.47	53,245	0.80	(j)	1.98	(j)	11.31	(j)	50

15.71	7.11	1,664,879	0.22	(j)	4.74	(j)	4.81	(j)	50

15.72	7.22	12,260,353	0.17	(j)	2.70	(j)	1.91	(j)	50

15.71	6.90	918,172	0.40	(j)	2.40	(j)	10.55	(j)	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments (c)	Total from investment operations	Net investment income
JPMorgan SmartRetirement Blend 2020 Fund
Class A
July 2, 2012 (i) through June 30, 2013	$15.00	$0.37	$0.96	$1.33	$(0.30)

Class C
July 2, 2012 (i) through June 30, 2013	15.00	0.27	0.96	1.23	(0.21)

Class R2
July 2, 2012 (i) through June 30, 2013	15.00	0.33	0.96	1.29	(0.26)

Class R5
July 2, 2012 (i) through June 30, 2013	15.00	0.37	1.02	1.39	(0.36)

Class R6
July 2, 2012 (i) through June 30, 2013	15.00	0.41	0.98	1.39	(0.36)

Select Class
July 2, 2012 (i) through June 30, 2013	15.00	0.38	0.98	1.36	(0.33)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)(h)

$16.03	8.93%	$54,454	0.56	%(j)	2.33	%(j)	10.57	%(j)	31%

16.02	8.23	54,131	1.16	(j)	1.73	(j)	11.07	(j)	31

16.03	8.66	54,320	0.81	(j)	2.08	(j)	10.82	(j)	31

16.03	9.31	667,513	0.22	(j)	4.48	(j)	6.18	(j)	31

16.03	9.35	17,419,901	0.18	(j)	2.84	(j)	1.56	(j)	31

16.03	9.10	988,689	0.41	(j)	2.52	(j)	9.98	(j)	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan SmartRetirement Blend 2025 Fund
Class A
July 2, 2012 (h) through June 30, 2013	$15.00	$0.37	$1.20	$1.57	$(0.30)

Class C
July 2, 2012 (h) through June 30, 2013	15.00	0.27	1.21	1.48	(0.21)

Class R2
July 2, 2012 (h) through June 30, 2013	15.00	0.33	1.20	1.53	(0.26)

Class R5
July 2, 2012 (h) through June 30, 2013	15.00	0.39	1.25	1.64	(0.36)

Class R6
July 2, 2012 (h) through June 30, 2013	15.00	0.42	1.21	1.63	(0.36)

Select Class
July 2, 2012 (h) through June 30, 2013	15.00	0.39	1.22	1.61	(0.33)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.27	10.55%	$55,293	0.57	%(i)	2.33	%(i)	10.86	%(i)	25%

16.27	9.91	54,964	1.17	(i)	1.73	(i)	11.36	(i)	25

16.27	10.28	55,156	0.82	(i)	2.08	(i)	11.11	(i)	25

16.28	11.01	1,386,248	0.24	(i)	5.51	(i)	4.79	(i)	25

16.27	10.98	13,347,658	0.20	(i)	2.79	(i)	1.76	(i)	25

16.28	10.78	840,259	0.42	(i)	2.48	(i)	10.56	(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan SmartRetirement Blend 2030 Fund
Class A
July 2, 2012 (h) through June 30, 2013	$15.00	$0.37	$1.40	$1.77	$(0.29)

Class C
July 2, 2012 (h) through June 30, 2013	15.00	0.27	1.41	1.68	(0.20)

Class R2
July 2, 2012 (h) through June 30, 2013	15.00	0.33	1.40	1.73	(0.25)

Class R5
July 2, 2012 (h) through June 30, 2013	15.00	0.40	1.43	1.83	(0.35)

Class R6
July 2, 2012 (h) through June 30, 2013	15.00	0.42	1.41	1.83	(0.35)

Select Class
July 2, 2012 (h) through June 30, 2013	15.00	0.38	1.42	1.80	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.48	11.89%	$55,947	0.58	%(i)	2.31	%(i)	11.17	%(i)	30%

16.48	11.25	55,613	1.18	(i)	1.71	(i)	11.67	(i)	30

16.48	11.62	55,807	0.83	(i)	2.06	(i)	11.42	(i)	30

16.48	12.29	974,686	0.26	(i)	4.51	(i)	5.45	(i)	30

16.48	12.33	6,769,334	0.22	(i)	2.80	(i)	2.85	(i)	30

16.48	12.06	929,479	0.43	(i)	2.45	(i)	10.68	(i)	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan SmartRetirement Blend 2035 Fund
Class A
July 2, 2012 (h) through June 30, 2013	$15.00	$0.37	$1.60	$1.97	$(0.30)

Class C
July 2, 2012 (h) through June 30, 2013	15.00	0.27	1.59	1.86	(0.20)

Class R2
July 2, 2012 (h) through June 30, 2013	15.00	0.33	1.60	1.93	(0.26)

Class R5
July 2, 2012 (h) through June 30, 2013	15.00	0.41	1.61	2.02	(0.35)

Class R6
July 2, 2012 (h) through June 30, 2013	15.00	0.43	1.60	2.03	(0.36)

Select Class
July 2, 2012 (h) through June 30, 2013	15.00	0.39	1.60	1.99	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.67	13.21%	$56,597	0.59	%(i)	2.29	%(i)	12.80	%(i)	41%

16.66	12.49	56,260	1.19	(i)	1.69	(i)	13.30	(i)	41

16.67	12.93	56,455	0.84	(i)	2.04	(i)	13.04	(i)	41

16.67	13.60	606,414	0.26	(i)	5.21	(i)	10.33	(i)	41

16.67	13.65	1,295,293	0.23	(i)	2.78	(i)	7.67	(i)	41

16.67	13.38	1,176,228	0.45	(i)	2.41	(i)	11.89	(i)	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan SmartRetirement Blend 2040 Fund
Class A
July 2, 2012 (h) through June 30, 2013	$15.00	$0.37	$1.64	$2.01	$(0.29)

Class C
July 2, 2012 (h) through June 30, 2013	15.00	0.27	1.65	1.92	(0.20)

Class R2
July 2, 2012 (h) through June 30, 2013	15.00	0.32	1.65	1.97	(0.25)

Class R5
July 2, 2012 (h) through June 30, 2013	15.00	0.42	1.65	2.07	(0.35)

Class R6
July 2, 2012 (h) through June 30, 2013	15.00	0.42	1.66	2.08	(0.36)

Select Class
July 2, 2012 (h) through June 30, 2013	15.00	0.39	1.65	2.04	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.72	13.52%	$56,777	0.60	%(i)	2.28	%(i)	14.44	%(i)	52%

16.72	12.87	56,439	1.20	(i)	1.68	(i)	14.93	(i)	52

16.72	13.25	56,635	0.85	(i)	2.03	(i)	14.68	(i)	52

16.72	13.92	669,908	0.27	(i)	5.57	(i)	12.70	(i)	52

16.72	13.96	504,437	0.23	(i)	2.67	(i)	11.68	(i)	52

16.72	13.70	928,644	0.45	(i)	2.44	(i)	14.11	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan SmartRetirement Blend 2045 Fund
Class A
July 2, 2012 (h) through June 30, 2013	$15.00	$0.37	$1.65	$2.02	$(0.30)

Class C
July 2, 2012 (h) through June 30, 2013	15.00	0.27	1.64	1.91	(0.20)

Class R2
July 2, 2012 (h) through June 30, 2013	15.00	0.33	1.65	1.98	(0.26)

Class R5
July 2, 2012 (h) through June 30, 2013	15.00	0.42	1.65	2.07	(0.35)

Class R6
July 2, 2012 (h) through June 30, 2013	15.00	0.43	1.65	2.08	(0.36)

Select Class
July 2, 2012 (h) through June 30, 2013	15.00	0.39	1.65	2.04	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.72	13.56%	$56,774	0.60	%(i)	2.28	%(i)	15.87	%(i)	64%

16.71	12.84	56,435	1.20	(i)	1.68	(i)	16.36	(i)	64

16.72	13.29	56,632	0.85	(i)	2.03	(i)	16.10	(i)	64

16.72	13.96	197,653	0.26	(i)	3.43	(i)	15.73	(i)	64

16.72	14.00	162,602	0.23	(i)	2.41	(i)	14.36	(i)	64

16.72	13.73	855,650	0.45	(i)	2.43	(i)	15.61	(i)	64

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan SmartRetirement Blend 2050 Fund
Class A
July 2, 2012 (h) through June 30, 2013	$15.00	$0.36	$1.67	$2.03	$(0.30)

Class C
July 2, 2012 (h) through June 30, 2013	15.00	0.27	1.65	1.92	(0.20)

Class R2
July 2, 2012 (h) through June 30, 2013	15.00	0.32	1.66	1.98	(0.26)

Class R5
July 2, 2012 (h) through June 30, 2013	15.00	0.42	1.65	2.07	(0.35)

Class R6
July 2, 2012 (h) through June 30, 2013	15.00	0.43	1.66	2.09	(0.36)

Select Class
July 2, 2012 (h) through June 30, 2013	15.00	0.39	1.66	2.05	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.73	13.62%	$56,796	0.60	%(i)	2.28	%(i)	15.61	%(i)	49%

16.72	12.90	56,458	1.20	(i)	1.67	(i)	16.10	(i)	49

16.72	13.28	56,654	0.85	(i)	2.02	(i)	15.85	(i)	49

16.72	13.95	503,559	0.27	(i)	4.14	(i)	14.51	(i)	49

16.73	14.06	238,087	0.22	(i)	3.09	(i)	14.50	(i)	49

16.73	13.79	860,476	0.45	(i)	2.43	(i)	15.35	(i)	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan SmartRetirement Blend 2055 Fund
Class A
July 2, 2012 (h) through June 30, 2013	$15.00	$0.36	$1.65	$2.01	$(0.30)

Class C
July 2, 2012 (h) through June 30, 2013	15.00	0.27	1.63	1.90	(0.20)

Class R2
July 2, 2012 (h) through June 30, 2013	15.00	0.32	1.65	1.97	(0.26)

Class R5
July 2, 2012 (h) through June 30, 2013	15.00	0.42	1.64	2.06	(0.35)

Class R6
July 2, 2012 (h) through June 30, 2013	15.00	0.43	1.64	2.07	(0.36)

Select Class
July 2, 2012 (h) through June 30, 2013	15.00	0.39	1.64	2.03	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.71	13.49%	$56,738	0.60	% (i)	2.27	%(i)	16.56	%(i)	52%

16.70	12.77	56,400	1.20	(i)	1.67	(i)	17.04	(i)	52

16.71	13.21	56,597	0.85	(i)	2.02	(i)	16.79	(i)	52

16.71	13.88	71,611	0.25	(i)	2.68	(i)	16.17	(i)	52

16.71	13.93	108,546	0.21	(i)	2.85	(i)	16.21	(i)	52

16.71	13.66	901,904	0.45	(i)	2.44	(i)	16.31	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The Funds commenced operations on July 2, 2012. Currently, Class A, Class C and Class R2 Shares of the Funds are not publicly offered for investment.

The JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
JPMorgan SmartRetirement Blend Income Fund
Total Investments in Securities (a)	$5,212,364	$—	$—	$5,212,364

JPMorgan SmartRetirement Blend 2015 Fund
Total Investments in Securities (a)	$14,989,465	$—	$—	$14,989,465

JPMorgan SmartRetirement Blend 2020 Fund
Total Investments in Securities (a)	$19,173,211	$—	$—	$19,173,211

JPMorgan SmartRetirement Blend 2025 Fund
Total Investments in Securities (a)	$15,687,853	$—	$—	$15,687,853

JPMorgan SmartRetirement Blend 2030 Fund
Total Investments in Securities (a)	$8,804,462	$—	$—	$8,804,462

JPMorgan SmartRetirement Blend 2035 Fund
Total Investments in Securities (a)	$3,227,312	$—	$—	$3,227,312

JPMorgan SmartRetirement Blend 2040 Fund
Total Investments in Securities (a)	$2,258,262	$—	$—	$2,258,262

JPMorgan SmartRetirement Blend 2045 Fund
Total Investments in Securities (a)	$1,372,563	$—	$—	$1,372,563

JPMorgan SmartRetirement Blend 2050 Fund
Total Investments in Securities (a)	$1,761,570	$—	$—	$1,761,570

JPMorgan SmartRetirement Blend 2055 Fund
Total Investments in Securities (a)	$1,237,640	$—	$—	$1,237,640

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers between any levels during the period ended June 30, 2013.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

B. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds advised by the Advisor or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains/(losses) on portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the affiliated Underlying Funds:

		For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Blend Income Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$81,825	$76,737	$(5,088)	$—	—	$—
JPMorgan Commodities Strategy Fund, Class R6 Shares	—	79,000	—	—	—	5,456	72,071
JPMorgan Core Bond Fund, Class R6 Shares	—	1,017,964	331,600	(2,075)	9,930	57,068	666,557
JPMorgan Corporate Bond Fund, Class R6 Shares	—	105,470	11,000	(571)	470	9,466	90,401
JPMorgan Emerging Economies Fund, Class R5 Shares	—	46,065	17,250	141	115	2,106	26,198
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	45,000	45,000	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	249,200	51,000	(44)	5,200	22,160	183,042
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	85,748	40,921	688	98	1,916	42,414
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	73,519	9,500	72	561	6,097	57,918
JPMorgan Floating Rate Income Fund, Select Class Shares	—	130,000	—	—	—	13,039	130,000
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	15,338	15,996	658	338	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	592,020	144,800	(539)	15,081	54,906	440,344
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	481,553	207,900	(4,736)	2,213	25,018	260,438
JPMorgan International Realty Fund, Class R5 Shares	—	62,675	10,000	957	675	5,371	52,421
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	4,243,307	3,703,570	—	172	539,737	539,737
JPMorgan Realty Income Fund, Class R5 Shares	—	103,139	20,900	(1,087)	1,072	6,724	80,956

Total	$—			$(11,624)	$35,925		$2,642,497

		For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Blend 2015 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$116,100	$110,013	$(6,087)	$—	—	$—
JPMorgan Commodities Strategy Fund, Class R6 Shares	—	121,000	—	—	—	8,356	110,387
JPMorgan Core Bond Fund, Class R6 Shares	—	2,533,810	505,200	(1,400)	23,670	169,045	1,974,443
JPMorgan Corporate Bond Fund, Class R6 Shares	—	291,378	—	—	1,378	29,333	280,134
JPMorgan Emerging Economies Fund, Class R5 Shares	—	163,976	12,172	1,152	226	10,952	136,244
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	41,000	41,000	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	573,456	65,100	840	10,956	56,579	467,340
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	233,523	46,047	1,398	173	7,926	175,476
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	166,575	—	8	1,317	15,861	150,679
JPMorgan Floating Rate Income Fund, Select Class Shares	—	225,000	—	—	—	22,568	225,000
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	7,158	7,465	307	158	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	1,331,329	159,400	1,108	30,862	143,423	1,150,257
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	762,656	243,100	(7,033)	3,262	47,626	495,786
JPMorgan International Realty Fund, Class R5 Shares	—	197,734	3,400	278	734	19,229	187,675
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	7,501,368	6,841,641	—	133	659,727	659,727
JPMorgan Realty Income Fund, Class R5 Shares	—	386,839	60,200	2,437	4,030	26,977	324,805

Total	$—			$(6,992)	$76,899		$6,337,953

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

		For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Blend 2020 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$31,675	$30,134	$(1,541)	$—	—	$—
JPMorgan Commodities Strategy Fund, Class R6 Shares	—	35,000	—	—	—	2,417	31,930
JPMorgan Core Bond Fund, Class R6 Shares	—	3,055,661	647,400	(1,675)	28,133	200,662	2,343,732
JPMorgan Corporate Bond Fund, Class R6 Shares	—	336,620	—	—	1,620	33,904	323,787
JPMorgan Emerging Economies Fund, Class R5 Shares	—	368,802	56,563	1,133	352	22,858	284,355
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	36,000	36,000	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	588,371	12,150	661	12,571	64,542	533,120
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	436,501	77,515	1,329	251	15,080	333,872
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	208,395	—	7	1,338	20,141	191,338
JPMorgan Floating Rate Income Fund, Select Class Shares	—	75,000	—	—	—	7,523	75,000
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	1,023	1,066	44	23	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	1,385,000	60,000	1,382	35,963	162,474	1,303,041
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	240,577	65,000	(2,549)	1,103	16,063	167,220
JPMorgan International Realty Fund, Class R5 Shares	—	366,113	39,750	3,260	913	32,605	318,220
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	6,743,020	6,661,206	—	36	81,814	81,814
JPMorgan Realty Income Fund, Class R5 Shares	—	576,480	40,500	2,920	6,815	44,232	532,553

Total	$—			$4,971	$89,118		$6,519,982

		For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$1,745,110	$293,700	$(1,856)	$17,076	120,861	$1,411,659
JPMorgan Corporate Bond Fund, Class R6 Shares	—	190,976	—	—	976	19,215	183,502
JPMorgan Emerging Economies Fund, Class R5 Shares	—	365,019	21,626	1,730	419	25,154	312,914
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	31,000	31,000	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	412,264	10,300	558	9,064	44,671	368,979
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	441,457	81,327	1,878	307	15,196	336,438
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	136,552	—	6	1,046	13,006	123,560
JPMorgan High Yield Fund, Class R6 Shares	—	1,090,203	91,300	1,833	27,522	122,533	982,714
JPMorgan International Realty Fund, Class R5 Shares	—	309,839	35,600	3,050	989	27,461	268,020
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	4,945,153	4,848,344	—	32	96,809	96,809
JPMorgan Realty Income Fund, Class R5 Shares	—	520,405	30,400	301	6,495	40,518	487,833

Total	$—			$7,500	$63,926		$4,572,428

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

		For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Blend 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$652,214	$126,400	$(533)	$6,479	43,806	$511,649
JPMorgan Corporate Bond Fund, Class R6 Shares	—	70,360	—	—	360	7,079	67,606
JPMorgan Emerging Economies Fund, Class R5 Shares	—	238,834	42,095	1,484	484	14,516	180,581
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	26,000	26,000	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	203,390	8,475	452	4,440	21,808	180,138
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	291,036	54,914	2,077	336	10,103	223,676
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	63,239	—	5	524	6,049	57,464
JPMorgan High Yield Fund, Class R6 Shares	—	555,962	37,800	664	15,088	63,624	510,263
JPMorgan International Realty Fund, Class R5 Shares	—	173,611	7,300	370	1,061	16,634	162,349
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	3,543,622	3,495,155	—	24	48,467	48,467
JPMorgan Realty Income Fund, Class R5 Shares	—	332,010	20,800	1,299	4,030	25,725	309,726

Total	$—			$5,818	$32,826		$2,251,919

		For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$133,263	$38,000	$(284)	$1,415	7,921	$92,513
JPMorgan Corporate Bond Fund, Class R6 Shares	—	12,062	—	—	62	1,214	11,590
JPMorgan Emerging Economies Fund, Class R5 Shares	—	104,083	28,486	2,170	533	5,848	72,752
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	21,000	21,000	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	63,170	6,700	355	1,570	6,434	53,146
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	130,212	39,246	2,861	362	4,069	90,084
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	17,806	—	4	177	1,704	16,184
JPMorgan High Yield Fund, Class R6 Shares	—	201,961	26,450	689	6,318	21,707	174,091
JPMorgan International Realty Fund, Class R5 Shares	—	81,239	18,475	603	1,139	6,444	62,895
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	2,342,922	2,324,155	—	21	18,767	18,767
JPMorgan Realty Income Fund, Class R5 Shares	—	128,677	5,200	139	1,667	10,318	124,226

Total	$—			$6,537	$13,264		$716,248

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

		For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$73,657	$31,935	$(281)	$678	3,489	$40,754
JPMorgan Corporate Bond Fund, Class R6 Shares	—	5,528	—	—	28	556	5,312
JPMorgan Emerging Economies Fund, Class R5 Shares	—	87,622	35,732	2,037	552	4,160	51,753
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	20,000	20,000	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	41,835	6,825	369	1,135	4,044	33,406
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	92,641	33,543	2,946	381	2,726	60,346
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	12,104	—	4	100	1,176	11,171
JPMorgan High Yield Fund, Class R6 Shares	—	131,573	16,800	574	4,699	14,274	114,477
JPMorgan International Realty Fund, Class R5 Shares	—	56,711	12,450	688	1,186	4,652	45,404
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	2,068,392	2,052,739	—	18	15,653	15,653
JPMorgan Realty Income Fund, Class R5 Shares	—	95,918	5,300	149	1,207	7,606	91,579

Total	$—			$6,486	$9,984		$469,855

		For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$53,473	$28,725	$(123)	$597	2,056	$24,013
JPMorgan Corporate Bond Fund, Class R6 Shares	—	8,017	3,000	50	17	514	4,905
JPMorgan Emerging Economies Fund, Class R5 Shares	—	59,443	28,769	2,153	543	2,568	31,941
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	20,000	20,000	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	30,978	10,550	378	978	2,424	20,019
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	75,177	41,853	2,831	377	1,634	36,167
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	7,320	—	4	91	702	6,673
JPMorgan High Yield Fund, Class R6 Shares	—	99,252	31,725	719	4,104	8,539	68,485
JPMorgan International Realty Fund, Class R5 Shares	—	35,612	10,150	543	1,187	2,787	27,199
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,375,627	1,366,443	—	16	9,184	9,184
JPMorgan Realty Income Fund, Class R5 Shares	—	66,767	14,100	667	959	4,530	54,538

Total	$—			$7,222	$8,869		$283,124

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

		For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$55,643	$21,475	$22	$617	2,855	$33,348
JPMorgan Corporate Bond Fund, Class R6 Shares	—	7,528	—	—	28	762	7,282
JPMorgan Emerging Economies Fund, Class R5 Shares	—	67,293	26,284	2,248	543	3,353	41,715
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	20,000	20,000	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	34,792	7,050	386	992	3,246	26,809
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	85,581	40,983	2,758	376	2,112	46,763
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	7,814	—	4	85	754	7,167
JPMorgan High Yield Fund, Class R6 Shares	—	107,390	20,300	604	4,192	10,891	87,347
JPMorgan International Realty Fund, Class R5 Shares	—	45,709	9,300	338	1,184	3,866	37,734
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,736,788	1,720,193	—	17	16,595	16,595
JPMorgan Realty Income Fund, Class R5 Shares	—	73,600	4,800	152	993	5,791	69,727

Total	$—			$6,512	$9,027		$374,487

		For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$48,540	$24,175	$(59)	$564	2,031	$23,724
JPMorgan Corporate Bond Fund, Class R6 Shares	—	2,463	—	—	13	248	2,366
JPMorgan Emerging Economies Fund, Class R5 Shares	—	57,343	29,807	2,158	543	2,353	29,268
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	20,000	20,000	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	26,820	7,050	386	920	2,361	19,500
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	70,153	37,926	2,738	378	1,595	35,322
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	6,992	—	4	88	671	6,376
JPMorgan High Yield Fund, Class R6 Shares	—	80,635	19,900	529	3,937	7,687	61,651
JPMorgan International Realty Fund, Class R5 Shares	—	32,012	7,465	322	1,187	2,701	26,359
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,242,020	1,233,831	—	16	8,189	8,189
JPMorgan Realty Income Fund, Class R5 Shares	—	53,224	7,350	147	852	3,923	47,232

Total	$—			$6,225	$8,498		$259,987

*	Commencement of operations.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of net investment income and/or realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

E. Offering and Organization Costs — Total offering costs paid in connection with the offering of shares of the Funds are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees on the Statements of Operations. For the period ended June 30, 2013, total offering costs paid were:

Offering Costs
JPMorgan SmartRetirement Blend Income Fund	$94,302
JPMorgan SmartRetirement Blend 2015 Fund	94,401
JPMorgan SmartRetirement Blend 2020 Fund	94,427
JPMorgan SmartRetirement Blend 2025 Fund	94,427
JPMorgan SmartRetirement Blend 2030 Fund	94,401
JPMorgan SmartRetirement Blend 2035 Fund	94,401
JPMorgan SmartRetirement Blend 2040 Fund	94,401
JPMorgan SmartRetirement Blend 2045 Fund	94,401
JPMorgan SmartRetirement Blend 2050 Fund	94,362
JPMorgan SmartRetirement Blend 2055 Fund	94,327

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

	Paid-in-Capital	Accumulated undistributed (distributed in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Blend Income Fund	$(242)	$1,457	$(1,215)
JPMorgan SmartRetirement Blend 2015 Fund	(238)	1,382	(1,144)
JPMorgan SmartRetirement Blend 2020 Fund	(230)	1,207	(977)
JPMorgan SmartRetirement Blend 2025 Fund	(221)	1,016	(795)
JPMorgan SmartRetirement Blend 2030 Fund	(214)	853	(639)
JPMorgan SmartRetirement Blend 2035 Fund	(207)	710	(503)
JPMorgan SmartRetirement Blend 2040 Fund	(205)	668	(463)
JPMorgan SmartRetirement Blend 2045 Fund	(204)	654	(450)
JPMorgan SmartRetirement Blend 2050 Fund	(204)	653	(449)
JPMorgan SmartRetirement Blend 2055 Fund	(204)	653	(449)

The reclassifications for the Funds relate primarily to distributions from investment in regulated investment companies and non-deductible expenses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Advisor supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the Sub-administrator). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2013, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.85%	1.45%	1.10%	0.50%	0.45%	0.70%

The expense limitation agreements were in effect for the period ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

For the period ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$7,834	$2,208	$164	$10,206	$172,920
JPMorgan SmartRetirement Blend 2015 Fund	17,470	4,910	142	22,522	165,849
JPMorgan SmartRetirement Blend 2020 Fund	22,781	6,400	140	29,321	162,567
JPMorgan SmartRetirement Blend 2025 Fund	19,011	5,342	140	24,493	162,389
JPMorgan SmartRetirement Blend 2030 Fund	11,351	3,194	145	14,690	166,651
JPMorgan SmartRetirement Blend 2035 Fund	5,147	1,455	150	6,752	169,624
JPMorgan SmartRetirement Blend 2040 Fund	3,970	1,125	148	5,243	170,341
JPMorgan SmartRetirement Blend 2045 Fund	3,472	985	146	4,603	170,764
JPMorgan SmartRetirement Blend 2050 Fund	3,544	1,006	147	4,697	170,891
JPMorgan SmartRetirement Blend 2055 Fund	3,328	945	147	4,420	172,574

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Funds’ Distributor has agreed to waive the Funds’ fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2013, the Funds and/or certain affiliated Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the period ended June 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the period ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend Income Fund	$6,681,388	$1,943,098
JPMorgan SmartRetirement Blend 2015 Fund	17,319,211	2,807,958
JPMorgan SmartRetirement Blend 2020 Fund	21,544,464	2,382,087
JPMorgan SmartRetirement Blend 2025 Fund	17,143,136	1,589,388
JPMorgan SmartRetirement Blend 2030 Fund	9,804,281	1,128,793
JPMorgan SmartRetirement Blend 2035 Fund	3,790,218	681,249
JPMorgan SmartRetirement Blend 2040 Fund	2,815,599	667,288
JPMorgan SmartRetirement Blend 2045 Fund	1,957,556	706,721
JPMorgan SmartRetirement Blend 2050 Fund	2,215,417	565,754
JPMorgan SmartRetirement Blend 2055 Fund	1,671,662	550,753

During the period ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$5,279,670	$61,804	$129,110	$(67,306)
JPMorgan SmartRetirement Blend 2015 Fund	15,182,679	196,299	389,513	(193,214)
JPMorgan SmartRetirement Blend 2020 Fund	19,279,385	356,861	463,035	(106,174)
JPMorgan SmartRetirement Blend 2025 Fund	15,675,459	366,040	353,646	12,394
JPMorgan SmartRetirement Blend 2030 Fund	8,748,078	241,080	184,696	56,384
JPMorgan SmartRetirement Blend 2035 Fund	3,150,258	128,793	51,739	77,054
JPMorgan SmartRetirement Blend 2040 Fund	2,187,145	99,211	28,094	71,117
JPMorgan SmartRetirement Blend 2045 Fund	1,288,267	96,844	12,548	84,296
JPMorgan SmartRetirement Blend 2050 Fund	1,689,004	93,770	21,204	72,566
JPMorgan SmartRetirement Blend 2055 Fund	1,151,687	97,816	11,863	85,953

For all of the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal period ended June 30, 2013 was as follows:

	Ordinary Income	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$55,119	$55,119
JPMorgan SmartRetirement Blend 2015 Fund	125,659	125,659
JPMorgan SmartRetirement Blend 2020 Fund	158,488	158,488
JPMorgan SmartRetirement Blend 2025 Fund	124,878	124,878
JPMorgan SmartRetirement Blend 2030 Fund	71,158	71,158
JPMorgan SmartRetirement Blend 2035 Fund	32,262	32,262
JPMorgan SmartRetirement Blend 2040 Fund	25,952	25,952
JPMorgan SmartRetirement Blend 2045 Fund	22,639	22,639
JPMorgan SmartRetirement Blend 2050 Fund	23,474	23,474
JPMorgan SmartRetirement Blend 2055 Fund	21,832	21,832

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$10,012	$462	$(67,306)
JPMorgan SmartRetirement Blend 2015 Fund	44,607	442	(193,214)
JPMorgan SmartRetirement Blend 2020 Fund	91,179	386	(106,174)
JPMorgan SmartRetirement Blend 2025 Fund	79,034	325	12,394
JPMorgan SmartRetirement Blend 2030 Fund	58,724	277	56,384
JPMorgan SmartRetirement Blend 2035 Fund	36,436	236	77,054
JPMorgan SmartRetirement Blend 2040 Fund	33,150	232	71,117
JPMorgan SmartRetirement Blend 2045 Fund	34,433	223	84,296
JPMorgan SmartRetirement Blend 2050 Fund	30,562	225	72,566
JPMorgan SmartRetirement Blend 2055 Fund	28,226	223	85,953

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds are carried forward indefinitely and retain their character as short-term and/or long-term losses. As of June 30, 2013, the Funds did not have any capital loss carryforwards.

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their client’s holdings in the Funds, which collectively represent a significant portion of each Funds’ assets.

Additionally, JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund and JPMorgan SmartRetirement Blend 2050 Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period July 2, 2012 (commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 29, 2013

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).
Timothy J. Stewart (1974), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class A
Actual	$1,000.00	$1,008.10	$2.79	0.56%
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class C
Actual	1,000.00	1,005.80	5.82	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,006.90	4.03	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R5
Actual	1,000.00	1,009.90	1.10	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,010.70	0.85	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,008.80	2.09	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2015 Fund
Class A
Actual	$1,000.00	$1,017.90	$2.85	0.57%
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,014.90	5.90	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R2
Actual	1,000.00	1,016.60	4.15	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R5
Actual	1,000.00	1,019.70	1.15	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Class R6
Actual	1,000.00	1,020.50	0.85	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,018.60	2.15	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

JPMorgan SmartRetirement Blend 2020 Fund
Class A
Actual	1,000.00	1,031.60	2.97	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class C
Actual	1,000.00	1,028.00	5.98	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R2
Actual	1,000.00	1,030.40	4.18	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R5
Actual	1,000.00	1,033.50	1.21	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R6
Actual	1,000.00	1,033.60	0.91	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Select Class
Actual	1,000.00	1,032.40	2.22	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2025 Fund
Class A
Actual	$1,000.00	$1,041.30	$3.04	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class C
Actual	1,000.00	1,038.30	6.12	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class R2
Actual	1,000.00	1,040.10	4.30	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R5
Actual	1,000.00	1,043.80	1.27	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R6
Actual	1,000.00	1,043.30	1.01	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Select Class
Actual	1,000.00	1,042.70	2.33	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46

JPMorgan SmartRetirement Blend 2030 Fund
Class A
Actual	1,000.00	1,050.20	3.15	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62
Class C
Actual	1,000.00	1,047.20	6.19	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class R2
Actual	1,000.00	1,049.00	4.42	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class R5
Actual	1,000.00	1,052.10	1.37	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R6
Actual	1,000.00	1,052.30	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Select Class
Actual	1,000.00	1,051.00	2.39	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2035 Fund
Class A
Actual	$1,000.00	$1,058.00	$3.21	0.63%
Hypothetical	1,000.00	1,021.67	3.16	0.63
Class C
Actual	1,000.00	1,055.00	6.27	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R2
Actual	1,000.00	1,056.80	4.49	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R5
Actual	1,000.00	1,059.90	1.43	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R6
Actual	1,000.00	1,060.10	1.17	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Select Class
Actual	1,000.00	1,058.90	2.45	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48

JPMorgan SmartRetirement Blend 2040 Fund
Class A
Actual	1,000.00	1,060.30	3.27	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	1,057.30	6.33	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R2
Actual	1,000.00	1,059.10	4.54	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	1,061.50	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R6
Actual	1,000.00	1,061.70	1.23	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Select Class
Actual	1,000.00	1,061.10	2.50	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2045 Fund
Class A
Actual	$1,000.00	$1,060.50	$3.27	0.64%
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	1,056.90	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R2
Actual	1,000.00	1,059.30	4.54	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	1,062.40	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R6
Actual	1,000.00	1,062.60	1.28	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Select Class
Actual	1,000.00	1,000.00	2.43	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

JPMorgan SmartRetirement Blend 2050 Fund
Class A
Actual	1,000.00	1,061.10	3.27	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	1,057.40	6.33	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R2
Actual	1,000.00	1,059.20	4.54	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	1,062.30	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R6
Actual	1,000.00	1,061.90	2.51	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Select Class
Actual	1,000.00	1,063.10	1.23	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2055 Fund
Class A
Actual	$1,000.00	$1,059.90	$3.27	0.64%
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	1,056.30	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R2
Actual	1,000.00	1,058.70	4.54	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	1,061.80	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R6
Actual	1,000.00	1,062.00	1.23	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Select Class
Actual	1,000.00	1,060.70	2.50	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
JPMorgan SmartRetirement Blend Income Fund	9.63%
JPMorgan SmartRetirement Blend 2015 Fund	7.90
JPMorgan SmartRetirement Blend 2020 Fund	6.52
JPMorgan SmartRetirement Blend 2025 Fund	6.22
JPMorgan SmartRetirement Blend 2030 Fund	5.40
JPMorgan SmartRetirement Blend 2035 Fund	4.43
JPMorgan SmartRetirement Blend 2040 Fund	4.11
JPMorgan SmartRetirement Blend 2045 Fund	3.83
JPMorgan SmartRetirement Blend 2050 Fund	4.06
JPMorgan SmartRetirement Blend 2055 Fund	4.18

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends:

Qualified Dividend Income
JPMorgan SmartRetirement Blend Income Fund	$55,119
JPMorgan SmartRetirement Blend 2015 Fund	125,659
JPMorgan SmartRetirement Blend 2020 Fund	158,488
JPMorgan SmartRetirement Blend 2025 Fund	124,878
JPMorgan SmartRetirement Blend 2030 Fund	71,158
JPMorgan SmartRetirement Blend 2035 Fund	32,262
JPMorgan SmartRetirement Blend 2040 Fund	25,952
JPMorgan SmartRetirement Blend 2045 Fund	22,639
JPMorgan SmartRetirement Blend 2050 Fund	23,474
JPMorgan SmartRetirement Blend 2055 Fund	21,832

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-SRB-613

Annual Report

JPMorgan SmartAllocation Funds

June 30, 2013

JPMorgan SmartAllocation Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	1

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

FOR THE PERIOD JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	16.04%
MSCI World Index (net of foreign withholding taxes)	17.07%
S&P 500 Index	18.95%

Net Assets as of 6/30/13	$1,169,950

INVESTMENT OBJECTIVE**

The JPMorgan SmartAllocation Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results for the period from the Fund’s inception on July 2, 2012 through June 30, 2013 (the “reporting period”). Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it may begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. International equities also faced challenges over the course of the reporting period including signs of moderating global growth, the ongoing European sovereign debt crisis and geopolitical events. However, despite several bouts of weakness, developed international equities generated strong results. In contrast, emerging market equities posted only a modest gain for the reporting period. In the end, the S&P 500 Index and the MSCI World Index (net of foreign withholding taxes) returned 18.95% and 17.07%, respectively, for the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the MSCI World Index (net of foreign withholding taxes) and the S&P 500 Index. Based on their view of market conditions and valuations, the Fund’s portfolio managers implement overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation. During the reporting period, asset allocation decisions detracted from performance, while security selection contributed to the Fund’s relative performance.

The Fund’s meaningful strategic allocation to emerging market equities was a significant detractor from relative performance, as emerging market equities underperformed developed market equities and neither of the Fund’s two benchmarks includes the emerging market equities asset class. Security selection was slightly positive for relative performance during the reporting period, with particular success coming from the Fund’s underlying U.S. large-cap equity managers.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of JPMorgan funds, as well as exchange traded funds (ETFs) that are managed by unaffiliated investment advisers.

During the period, the Fund was modestly overweight U.S. equity, especially U.S. large-cap stocks. Conversely, the Fund was slightly underweight international equities during the reporting period.

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	59.8%
International Equity	34.0
Alternative Assets	6.0
Money Market	0.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

2	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

FOR THE PERIOD FROM JULY 2, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2013 (Unaudited)

TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/2/12
Without Sales Charge		15.50%
With Sales Charge**		9.45
CLASS C SHARES	7/2/12
Without CDSC		14.96
With CDSC***		13.96
CLASS R2 SHARES	7/2/12	15.23
CLASS R5 SHARES	7/2/12	16.02
CLASS R6 SHARES	7/2/12	16.04
SELECT CLASS SHARES	7/2/12	15.77

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 to 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartAllocation Equity Fund, the MSCI World Index and the S&P 500 Index from July 2, 2012 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	3

JPMorgan SmartAllocation Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.4%
	Alternative Assets — 5.9%
2,358	JPMorgan International Realty Fund, Class R5 Shares (b)	23,010
3,862	JPMorgan Realty Income Fund, Class R5 Shares (b)	46,495

	Total Alternative Assets	69,505

	International Equity — 33.8%
2,246	iShares MSCI EAFE Index ETF	128,876
1,723	iShares MSCI Emerging Markets Index ETF	66,456
2,892	JPMorgan Emerging Economies Fund, Class R5 Shares (b)	35,974
1,721	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	38,110
3,507	JPMorgan International Equity Fund, Class R6 Shares (b)	50,183
3,754	JPMorgan International Opportunities Fund, Class R6 Shares (b)	50,788
1,460	JPMorgan Intrepid International Fund, Institutional Class Shares (b)	25,540

	Total International Equity	395,927

	Money Market — 0.1%
1,747	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	1,747

	U.S. Equity — 59.6%
308	iShares Russell 2000 Index ETF	29,925
326	iShares Russell Midcap Index ETF	42,344
5,951	JPMorgan Growth Advantage Fund, Class R5 Shares (b)	69,328
2,268	JPMorgan Intrepid America Fund, Class R5 Shares (b)	67,912
802	JPMorgan Mid Cap Core Fund, Class R6 Shares (b)	16,614

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity—Continued
7,726	JPMorgan U.S. Equity Fund, Class R6 Shares (b)	99,050
1,257	JPMorgan U.S. Small Company Fund, Class R6 Shares (b)	16,787
2,866	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	70,895
3,861	Vanguard S&P 500 ETF	283,397

	Total U.S. Equity	696,252

	Total Investments — 99.4% (Cost $1,046,620)	1,163,431
	Other Assets in Excess of Liabilities — 0.6%	6,519

	NET ASSETS — 100.0%	$1,169,950

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

SmartAllocation Equity Fund
ASSETS:
Investments in non-affiliates, at value	$550,998
Investments in affiliates, at value	612,433

Total investment securities, at value	1,163,431
Receivables:
Investment securities sold	6,700
Dividends from non-affiliates	3,296
Dividends from affiliates	1,073
Due from Advisor	29,888
Deferred offering costs	585

Total Assets	1,204,973

LIABILITIES:
Payables:
Investment securities purchased	7,524
Accrued liabilities:
Shareholder servicing fees	219
Distribution fees	72
Custodian and accounting fees	5,498
Audit Fees	15,678
Transfer agent fees	3,157
Printing & Postage fees	2,096
Other	779

Total Liabilities	35,023

Net Assets	$1,169,950

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

SmartAllocation Equity Fund
NET ASSETS:
Paid-in-Capital	$1,015,280
Accumulated undistributed net investment income	13,972
Accumulated net realized gains (losses)	23,887
Net unrealized appreciation (depreciation)	116,811

Total Net Assets	$1,169,950

Net Assets:
Class A	$68,166
Class C	57,583
Class R2	57,726
Class R5	58,128
Class R6	58,152
Select Class	870,195

Total	$1,169,950

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,944
Class C	3,340
Class R2	3,344
Class R5	3,355
Class R6	3,356
Select Class	50,278

Net Asset Value (a):
Class A — Redemption price per share	$17.29
Class C — Offering price per share (b)	17.24
Class R2 — Offering and redemption price per share	17.26
Class R5 — Offering and redemption price per share	17.33
Class R6 — Offering and redemption price per share	17.33
Select Class — Offering and redemption price per share	17.31
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.25

Cost of investments in non-affiliates	$506,438
Cost of investments in affiliates	540,182

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	7

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2013

SmartAllocation Equity Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$13,834
Dividend income from affiliates	9,463

Total investment income	23,297

EXPENSES:
Investment advisory fees	5,434
Administration fees	926
Distribution fees:
Class A	136
Class C	406
Class R2	270
Shareholder servicing fees:
Class A	136
Class C	135
Class R2	137
Class R5	27
Select Class	2,038
Custodian and accounting fees	21,973
Professional fees	34,690
Trustees’ and Chief Compliance Officer’s fees	12
Printing and mailing costs	5,746
Registration and filing fees	6,802
Transfer agent fees	9,427
Offering costs	106,304
Other	8,574

Total expenses	203,173

Less amounts waived	(6,442)
Less expense reimbursements	(191,879)

Net expenses	4,852

Net investment income (loss)	18,445

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	15,106
Investment in affiliates	6,581

Net realized gains (losses)	21,687

Distributions of capital gains received from investment company affiliates	2,911

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	44,560
Investments in affiliates	72,251

Change in net unrealized appreciation/depreciation	116,811

Net realized/unrealized gains (losses)	141,409

Change in net assets resulting from operations	$159,854

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

SmartAllocation Equity Fund
Period Ended 6/30/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,445
Net realized gain (loss)	21,687
Distributions of capital gains received from investment company affiliates	2,911
Change in net unrealized appreciation/depreciation	116,811

Change in net assets resulting from operations	159,854

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(235)
Class C
From net investment income	(107)
Class R2
From net investment income	(171)
Class R5
From net investment income	(351)
Class R6
From net investment income	(362)
Select Class
From net investment income	(4,492)

Total distributions to shareholders	(5,718)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,015,814

NET ASSETS:
Change in net assets	1,169,950
Beginning of period	—

End of period	$1,169,950

Accumulated undistributed net investment income	$13,972

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

SmartAllocation Equity Fund
Period Ended 6/30/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,107
Distributions reinvested	235

Change in net assets resulting from Class A capital transactions	$60,342

Class C
Proceeds from shares issued	$50,000
Distributions reinvested	107

Change in net assets resulting from Class C capital transactions	$50,107

Class R2
Proceeds from shares issued	$50,000
Distributions reinvested	171

Change in net assets resulting from Class R2 capital transactions	$50,171

Class R5
Proceeds from shares issued	$49,999
Distributions reinvested	351

Change in net assets resulting from Class R5 capital transactions	$50,350

Class R6
Proceeds from shares issued	$49,999
Distributions reinvested	362

Change in net assets resulting from Class R6 capital transactions	$50,361

Select Class
Proceeds from shares issued	$749,991
Distributions reinvested	4,492

Change in net assets resulting from Select Class capital transactions	$754,483

Total change in net assets resulting from capital transactions	$1,015,814

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

SmartAllocation Equity Fund
Period Ended 6/30/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,930
Reinvested	14

Change in Class A Shares	3,944

Class C
Issued	3,333
Reinvested	7

Change in Class C Shares	3,340

Class R2
Issued	3,333
Reinvested	11

Change in Class R2 Shares	3,344

Class R5
Issued	3,333
Reinvested	22

Change in Class R5 Shares	3,355

Class R6
Issued	3,333
Reinvested	23

Change in Class R6 Shares	3,356

Select Class
Issued	50,000
Reinvested	278

Change in Select Class Shares	50,278

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartAllocation Equity Fund
Class A
July 2, 2012(h) through June 30, 2013	$15.00	$0.23	$2.13	$2.36	$(0.07)

Class C
July 2, 2012(h) through June 30, 2013	15.00	0.16	2.11	2.27	(0.03)

Class R2
July 2, 2012(h) through June 30, 2013	15.00	0.20	2.11	2.31	(0.05)

Class R5
July 2, 2012(h) through June 30, 2013	15.00	0.32	2.12	2.44	(0.11)

Class R6
July 2, 2012(h) through June 30, 2013	15.00	0.32	2.12	2.44	(0.11)

Select Class
July 2, 2012(h) through June 30, 2013	15.00	0.28	2.12	2.40	(0.09)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.29	15.77%	$68,166	0.64	%(i)	1.56	%(i)	19.01	%(i)	47%

17.24	15.16	57,583	1.14	(i)	0.99	(i)	19.29	(i)	47

17.26	15.43	57,726	0.89	(i)	1.24	(i)	19.04	(i)	47

17.33	16.29	58,128	0.19	(i)	1.94	(i)	18.35	(i)	47

17.33	16.31	58,152	0.15	(i)	1.99	(i)	18.30	(i)	47

17.31	16.04	870,195	0.39	(i)	1.74	(i)	18.55	(i)	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartAllocation Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The Fund commenced operations on July 2, 2012. Prior to May 14, 2013, the Fund was not publicly offered for investment.

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including JPMorgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,163,431	$—	$—	$1,163,431

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for the asset class specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended June 30, 2013.

B. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds advised by the Advisor or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains, if any, by the affiliated Underlying Funds:

	For the period ended June 30, 2013
Affiliate	Value at July 2, 2012*	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
SmartAllocation Equity Fund
JPMorgan Emerging Economies Fund, Class R5 Shares	$—	$58,036	$23,300	$1,593	$536	2,892	$35,974
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	56,414	20,400	1,531	314	1,721	38,110
JPMorgan Growth Advantage Fund, Class R5 Shares	—	69,182	11,800	812	288	5,951	69,328
JPMorgan International Equity Fund, Class R6 Shares	—	56,480	11,200	271	880	3,507	50,183
JPMorgan International Opportunities Fund, Class R6 Shares	—	54,077	8,000	235	1,077	3,754	50,788
JPMorgan International Realty Fund, Class R5 Shares	—	24,259	3,000	138	1,209	2,358	23,010
JPNorgan Intrepid America Fund, Class R5 Shares	—	76,365	20,150	475	1,365	2,268	67,912
JPMorgan Intrepid International Fund, Institutional Class Shares	—	29,435	6,900	108	435	1,460	25,540
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	18,954	5,350	492	174	802	16,614
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,110,635	1,108,888	—	11	1,747	1,747
JPMorgan Realty Income Fund, Class R5 Shares	—	52,999	8,000	333	847	3,862	46,495
JPMorgan U.S. Equity Fund, Class R6 Shares	—	114,557	31,809	3,046	1,464	7,726	99,050
JPMorgan U.S. Small Company Fund, Class R6 Shares	—	37,347	24,000	(46)	147	1,257	16,787
JPMorgan Value Advantage Fund, Institutional Class Shares	—	67,159	9,500	504	716	2,866	70,895

	$—			$9,492	$9,463		$612,433

*	Commencement of operations.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of net investment income and realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

E. Offering and Organization Costs — Total offering costs of $106,889 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees in the Statement of Operations.

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(534)	$1,245	$(711)

The reclassifications for the Fund relate primarily to distributions from investments in regulated investment companies and non-deductible expenses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2013, the annualized effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2013, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

16	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	R6 Class	Select Class
1.13%	1.63%	1.38%	0.68%	0.63%	0.88%

The expense limitation agreement was in effect for the period ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013.

For the period ended June 30, 2013, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Services	Total	Contractual Reimbursements
$5,434	$926	$82	$6,442	$191,879

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2013, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the period ended June 30, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the period ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,515,707	$492,522

During the period ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,047,003	$125,943	$9,515	$116,428

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the period ended June 30, 2013 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$5,718	$—	$5,718

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$36,060	$2,184	$116,428

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund are carried forward indefinitely, and retain their character as short-term and/or long-term losses.

As of June 30, 2013, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund.

Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

18	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their NAV (also known as a discount).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

As of June 30, 2013, substantially all of the Fund’s shares were held by the Advisor.

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartAllocation Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartAllocation Equity Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at June 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period July 2, 2012 (commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2013 by correspondence with the transfer agent and custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 29, 2013

20	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

22	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).
Timothy J. Stewart (1974), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
SmartAllocation Equity Fund
Class A
Actual	$1,000.00	$1,073.20	$2.06	0.40%
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class C
Actual	1,000.00	1,070.10	4.62	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R2
Actual	1,000.00	1,071.40	3.34	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R5
Actual	1,000.00	1,075.70	0.26	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
Class R6
Actual	1,000.00	1,075.70	0.46	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09
Select Class
Actual	1,000.00	1,074.50	0.77	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2013

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund hereby designates 10.38% or the maximum allowable percentages as ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund hereby designates $5,718 or the maximum allowable amount of ordinary income distributions as qualified dividends.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2013, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are $7,909 and $627, respectively, or until finally determined.

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date. These shareholders should refer to their 2012 Form 1099- DIV for the foreign tax paid.

JUNE 30, 2013	JPMORGAN SMARTALLOCATION EQUITY FUND	25

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-SAE-613

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2013 – $1,206,546

2012 – $1,045,900

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2013 – $412,830

2012 – $363,660

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2013 – $388,000

2012 – $287,050

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2013 and 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2013 – Not applicable

2012 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.0%

2012 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2012 - $32.3 million

2011 - $34.2 million*

*	Certain fees for 2011 have been reclassified between Audit and Non Audit to conform with the 2012 presentation.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski President and Principal Executive Officer August 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski President and Principal Executive Officer August 30, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd Treasurer and Principal Financial Officer August 30, 2013